UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  August 31

Date of reporting period:  February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report
February 28, 2023 (Unaudited)
Multi-Manager Alternative Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Alternative Strategies Fund(the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Alternative Strategies Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation with an emphasis on absolute (positive) returns.
Portfolio management
AlphaSimplex Group, LLC
Alexander Healy, Ph.D.
Kathryn Kaminski, Ph.D., CAIA
Philippe Lüdi, Ph.D., CFA
John Perry, Ph.D.
Robert Rickard
Crabel Capital Management, LLC
Michael Pomada
Grant Jaffarian
Manulife Investment Management (US) LLC
Daniel Janis III*
Christopher Chapman, CFA
Thomas Goggins
Bradley Lutz, CFA
Kisoo Park
* Mr. Janis retired from Manulife, effective March 15, 2023.
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Bryan Whalen, CFA
Water Island Capital, LLC
Roger Foltynowicz, CFA, CAIA
Gregg Loprete
Todd Munn
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	0.26	3.86	2.71	1.50
FTSE Three-Month U.S. Treasury Bill Index		1.80	2.22	1.35	0.81
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period prior to January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown — long positions (%) (at February 28, 2023)
Asset-Backed Securities — Non-Agency	2.4
Commercial Mortgage-Backed Securities - Agency	0.3
Commercial Mortgage-Backed Securities - Non-Agency	2.6
Common Stocks	17.3
Convertible Bonds	0.5
Convertible Preferred Stocks	0.4
Corporate Bonds & Notes	15.9
Foreign Government Obligations	5.6
Limited Partnerships	0.8
Municipal Bonds	0.2
Options Purchased Calls	0.0(a)
Options Purchased Puts	0.0(a)
Preferred Debt	0.0(a)
Preferred Stocks	0.1
Residential Mortgage-Backed Securities - Agency	4.7
Residential Mortgage-Backed Securities - Non-Agency	6.8
Rights	0.0(a)
Senior Loans	0.2
Treasury Bills	1.7
U.S. Treasury Obligations	2.3
Money Market Funds(b)	39.1
Total	100.9

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Consolidated Financial Statements.
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at February 28, 2023)
Common Stocks	(0.9)
Percentages indicated are based upon total investments including options purchased, net of investments sold short and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Market exposure through derivatives investments (% of notional exposure) (at February 28, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	13.2	(120.7)	(107.5)
Commodities Derivative Contracts	5.4	(4.7)	0.7
Equity Derivative Contracts	21.8	(0.5)	21.3
Foreign Currency Derivative Contracts	30.4	(44.9)	(14.5)
Total Notional Market Value of Derivative Contracts	70.8	(170.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income, commodity and equity asset classes and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments, and Note 2 of the Notes to Consolidated Financial Statements.

4	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,002.60	1,018.50	6.31	6.36	1.27
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement plan platform. The Fund does not currently offer Institutional 3 Class shares. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	5

Consolidated Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month USD LIBOR + 1.130% Floor 1.130% 10/17/2034	5.922%	400,000	393,216
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	388,000	337,898
Allegro CLO XII Ltd.(a),(b)
Series 2020-1A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 01/21/2032	6.515%	250,000	246,299
American Express Credit Account Master Trust
Series 2022-2 Class A
05/17/2027	3.390%	100,000	96,439
AMMC CLO 24 Ltd.(a),(b)
Series 2021-24A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 01/20/2035	6.558%	350,000	342,469
AMMC CLO Ltd.(a),(b)
Series 2016-18A Class BR
3-month USD LIBOR + 1.600% Floor 1.600% 05/26/2031	6.558%	250,000	245,220
BlueMountain Fuji US CLO I Ltd.(a),(b)
Series 2017-1A Class BR
3-month USD LIBOR + 1.500% Floor 1.500% 07/20/2029	6.308%	375,000	363,752
Conseco Finance Corp.(c)
Series 2096-9 Class M1
08/15/2027	7.630%	113,014	112,605
Conseco Finance Securitizations Corp.(b)
Series 2001-4 Class M1
1-month USD LIBOR + 1.750% Floor 1.750%, Cap 15.000% 09/01/2033	6.412%	384,139	377,059
DataBank Issuer LLC(a),(d),(e)
Series 2023-1 Class A2
02/25/2053	5.116%	130,000	119,883
DB Master Finance LLC(a)
Series 2019-1A Class A2II
05/20/2049	4.021%	96,500	90,621
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2020-85A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	5.942%	800,000	784,159
Dryden Senior Loan Fund(a),(b)
Series 2013-30A Class AR
3-month USD LIBOR + 0.820% Floor 0.820% 11/15/2028	5.684%	195,522	194,263
Golub Capital Partners CLO 54M LP(a),(b)
Series 2021-54A Class A
3-month USD LIBOR + 1.530% Floor 1.530% 08/05/2033	6.336%	450,000	439,203
JG Wentworth XXII LLC(a)
Series 2010-3A Class A
12/15/2048	3.820%	265,172	259,342
LCM XXI LP(a),(b)
Series 20 18-21A Class AR
3-month USD LIBOR + 0.880% 04/20/2028	5.688%	76,945	76,747
Lehman XS Trust(b)
Series 2006-19 Class A3
1-month USD LIBOR + 0.500% Floor 0.250% 12/25/2036	5.117%	737,186	649,217
MetroNet Infrastructure Issuer LLC(a)
Series 2022-1A Class A2
10/20/2052	6.350%	165,000	155,917
MVW Owner Trust(a)
Series 2018-1A Class A
01/21/2036	3.450%	25,042	24,315
Navient Student Loan Trust(b)
Series 2014-1 Class A3
1-month USD LIBOR + 0.510% Floor 0.510% 06/25/2031	5.016%	341,721	332,887
OCCU Auto Receivables Trust(a)
Series 2022-1 Class A3
10/15/2027	5.500%	150,000	150,574
OCP CLO Ltd.(a),(b)
Series 2021-21A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 07/20/2034	6.508%	300,000	291,633
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Funding Ltd.(a),(b)
Series 2020-7A Class AR
3-month USD LIBOR + 1.300% Floor 1.300% 02/24/2037	5.933%	475,000	468,723
Option One Mortgage Loan Trust(b)
Series 2006-3 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 02/25/2037	4.646%	943,399	632,429
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2021-1A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/20/2034	6.558%	250,000	240,685
Sabey Data Center Issuer LLC(a)
Series 2020-1 Class A2
04/20/2045	3.812%	470,000	442,590
Saxon Asset Securities Trust(b)
Series 2007-2 Class A2D
1-month USD LIBOR + 0.300% Floor 0.300% 05/25/2047	4.917%	587,052	419,154
SLM Student Loan Trust(b)
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	6.018%	740,000	584,353
Series 2008-4 Class A4
3-month USD LIBOR + 1.650% Floor 1.650% 07/25/2023	6.468%	253,828	252,685
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	6.668%	500,000	467,975
Series 2012-1 Class A3
1-month USD LIBOR + 0.950% Floor 0.950% 09/25/2028	5.456%	364,191	353,109
Subordinated Series 2004-10 Class B
3-month USD LIBOR + 0.370% Floor 0.370% 01/25/2040	5.188%	293,932	270,148
Subordinated Series 2012-7 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 09/25/2043	6.306%	550,000	516,163
Taco Bell Funding LLC(a)
Series 2016-1A Class A23
05/25/2046	4.970%	362,863	352,448
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TAL Advantage VII LLC(a)
Series 2020-1A Class A
09/20/2045	2.050%	343,275	302,890
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	661,333	571,265
Textainer Marine Containers VIII Ltd.(a)
Series 2020-2A Class A
09/20/2045	2.100%	237,889	209,828
Series 2020-3A Class A
09/20/2045	2.110%	280,830	245,396
Tif Funding II LLC(a)
Series 2020-1A Class A
08/20/2045	2.090%	177,100	153,960
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	180,000	179,079
Vantage Data Centers LLC(a)
Series 2020-1A Class A2
09/15/2045	1.645%	395,000	352,008
Verizon Master Trust(c)
Series 2023-1 Class A
01/22/2029	4.490%	160,000	157,936
Total Asset-Backed Securities — Non-Agency (Cost $13,835,877)			13,256,542

Commercial Mortgage-Backed Securities - Agency 0.4%

Federal Home Loan Mortgage Corp. Multifamily Pass-Through REMIC Trust(c),(f)
Series 2019-P002 Class X
07/25/2033	1.138%	705,000	57,407
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c),(f)
CMO Series K057 Class X1
07/25/2026	1.168%	3,705,198	115,037
Series 2018-K732 Class X3
05/25/2046	2.170%	1,350,000	64,301
Series K035 Class X3
12/25/2041	1.787%	3,000,000	23,425
Series K039 Class X3 (FHLMC)
08/25/2042	2.113%	1,520,000	53,498
Series K043 Class X3
02/25/2043	1.635%	3,951,044	111,177
Series K051 Class X3
10/25/2043	1.613%	2,100,000	80,227
Series K060 Class X3
12/25/2044	1.898%	1,350,000	81,150
Series K0728 Class X3
11/25/2045	1.956%	1,975,000	64,063

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	7

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series KC07 Class X1
09/25/2026	0.720%	3,904,422	69,355
Series KL05 Class X1HG
12/25/2027	1.223%	2,400,000	119,408
Series KLU3 Class X1
01/25/2031	1.937%	1,593,820	171,310
Series KS06 Class X
08/25/2026	1.046%	2,631,014	63,495
Series Q004 Class XFL
05/25/2044	0.046%	1,424,885	50,566
Federal National Mortgage Association(c),(f)
Series 2016-M11B Class X2
07/25/2039	3.035%	492,989	10,059
Series 2016-M4 Class X2
01/25/2039	2.669%	337,242	5,109
Series 2019-M29 Class X4
03/25/2029	0.700%	4,300,000	131,488
Freddie Mac Multifamily Structured Pass-Through Certificates(c),(f)
Series K096 Class X3 (FHLMC)
07/25/2029	2.042%	3,390,000	337,219
FREMF Mortgage Trust(a),(b)
Subordinated Series 2019-KF71 Class B
1-month USD LIBOR + 2.300% Floor 2.300% 10/25/2029	6.874%	308,312	289,701
Government National Mortgage Association(c),(f)
CMO Series 2014-103 Class IO
05/16/2055	0.194%	1,066,070	7,985
Series 2012-4 Class IO
05/16/2052	0.000%	2,057,825	21
Total Commercial Mortgage-Backed Securities - Agency (Cost $2,431,853)			1,906,001

Commercial Mortgage-Backed Securities - Non-Agency 2.7%

225 Liberty Street Trust(a),(c),(f)
Series 2016-225L Class X
02/10/2036	0.875%	5,000,000	112,521
AREIT Trust(a),(b)
Subordinated Series 2019-CRE3 Class AS
1-month Term SOFR + 1.414% Floor 1.300% 09/14/2036	5.976%	500,000	488,387
Subordinated Series 2020-CRE4 Class B
30-day Average SOFR + 4.264% Floor 4.150% 04/15/2037	8.828%	312,593	310,989
BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2018-PARK Class A
08/10/2038	4.091%	95,000	85,508
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BDS Ltd.(a),(b)
Series 2020-FL6 Class D
30-day Average SOFR + 2.865% Floor 2.750% 09/15/2035	7.282%	302,000	300,170
Series 2021-FL8 Class A
1-month USD LIBOR + 0.920% Floor 0.920% 01/18/2036	5.511%	460,062	446,666
BFLD Trust(a),(b)
Series 2020-EYP Class A
1-month USD LIBOR + 1.150% Floor 1.150% 10/15/2035	5.738%	480,000	451,451
Series 2021-FPM Class A
1-month USD LIBOR + 1.600% Floor 1.600% 06/15/2038	6.188%	288,000	275,528
BOCA Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-BOCA Class B
1-month Term SOFR + 2.319% Floor 2.319% 05/15/2039	6.882%	100,000	95,792
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class A
1-month Term SOFR + 1.034% Floor 0.920% 10/15/2036	5.597%	429,016	426,872
Series 2021-CIP Class A
1-month USD LIBOR + 0.921% Floor 0.921% 12/15/2038	5.509%	115,000	112,983
Series 2021-VOLT Class A
1-month USD LIBOR + 0.700% Floor 0.700% 09/15/2036	5.288%	125,000	121,994
Subordinated CMO Series 2021-VOLT Class F
1-month USD LIBOR + 2.400% Floor 2.400% 09/15/2036	6.988%	245,000	235,356
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	225,000	193,824
Series 2022-CLS Class A
10/13/2027	5.760%	150,000	146,621
BX Trust(a),(b)
Series 2022-GPA Class A
1-month Term SOFR + 2.165% Floor 2.165% 10/15/2039	6.728%	195,000	194,634

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-LBA Class EJV
1-month USD LIBOR + 2.000% Floor 2.000% 02/15/2036	6.459%	240,000	233,486
Subordinated Series 2022-GPA Class B
1-month Term SOFR + 2.664% Floor 2.664% 10/15/2039	7.227%	120,000	119,700
Subordinated Series 2022-GPA Class D
1-month Term SOFR + 4.061% Floor 4.061% 10/15/2039	8.624%	80,000	79,600
CAMB Commercial Mortgage Trust(a),(b)
Series 2019-LIFE Class A
1-month USD LIBOR + 1.070% Floor 1.070% 12/15/2037	5.658%	100,000	99,656
Citigroup Commercial Mortgage Trust(c),(f)
Series 2016-P3 Class XA
04/15/2049	1.656%	8,990,248	306,940
COMM Mortgage Trust(a),(c),(f)
Series 2020-CBM Class XCP
02/10/2037	0.601%	3,134,666	31,078
Series 2020-SBX Class X
01/10/2038	0.585%	11,501,000	163,718
Commercial Mortgage Pass-Through Certificates(c),(f)
Series 2012-CR3 Class XA
10/15/2045	1.228%	146,056	14
Commercial Mortgage Trust(c),(f)
Series 2012-CR4 Class XA
10/15/2045	1.182%	772,867	74
Series 2014-UBS2 Class XA
03/10/2047	1.057%	3,737,088	22,839
CoreVest American Finance Trust(a),(c),(f)
Series 2019-1 Class XA
03/15/2052	2.280%	115,313	3,081
Series 2019-3 Class XA
10/15/2052	2.043%	183,682	6,448
Series 2020-1 Class XA
03/15/2050	2.605%	594,144	35,382
CoreVest American Finance Trust(a)
Series 2020-1 Class A2
03/15/2050	2.296%	265,000	231,426
Credit Suisse Mortgage Capital Certificates(a),(b)
Series 2019-ICE4 Class A
1-month USD LIBOR + 0.980% Floor 0.980% 05/15/2036	5.568%	254,367	253,090
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust(c),(f)
Series 2015-C3 Class XA
08/15/2048	0.673%	8,875,726	113,649
CSMC Trust(a),(c),(f)
Series 2021-980M Class X
07/15/2031	0.991%	6,982,000	205,372
CSMC Trust(a),(c)
Subordinated Series 2021-B33 Class B
10/10/2043	3.645%	423,000	322,091
Del Amo Fashion Center Trust(a),(c)
Subordinated Series 2017-AMO Class C
06/05/2035	3.636%	420,000	324,859
DROP Mortgage Trust(a),(b)
Subordinated Series 2021-FILE Class B
1-month USD LIBOR + 1.700% Floor 1.700% 10/15/2043	6.288%	400,000	365,915
FirstKey Homes Trust(a)
Series 2020-SFR2 Class A
10/19/2037	1.266%	217,402	194,596
Fontainebleau Miami Beach Trust(a)
Subordinated Series 2019-FBLU Class B
12/10/2036	3.447%	435,810	409,427
Fontainebleau Miami Beach Trust(a),(c)
Subordinated Series 2019-FBLU Class E
12/10/2036	3.963%	310,000	287,727
Grace Trust(a)
Subordinated Series 2020-GRCE Class B
12/10/2040	2.600%	500,000	385,256
GS Mortgage Securities Trust(a),(c),(f)
Series 2020-UPTN Class XA
02/10/2037	0.352%	1,750,000	10,415
Home Partners of America Trust(a)
Series 2019-1 Class B
09/17/2039	3.157%	80,467	73,203
Hudson Yards Mortgage Trust(a),(c)
Series 2019-55HY Class F
12/10/2041	2.943%	85,000	58,738
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class B
1-month Term SOFR + 3.286% Floor 3.286% 08/15/2037	7.848%	150,000	149,912
JPMBB Commercial Mortgage Securities Trust(c),(f)
Series 2014-C21 Class XA
08/15/2047	0.940%	824,633	7,208
Series 2014-C23 Class XA
09/15/2047	0.597%	2,503,394	16,175
Series 2014-C26 Class XA
01/15/2048	0.933%	4,885,476	58,918

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	9

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	375,000	329,128
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Subordinated Series 2022-NLP Class H
1-month Term SOFR + 5.010% Floor 5.010% 04/15/2037	9.572%	228,934	198,285
Life Mortgage Trust(a),(b)
Series 2022-BMR2 Class A1
1-month Term SOFR + 1.295% Floor 1.295% 05/15/2039	5.858%	385,000	383,797
Series 2022-BMR2 Class B
1-month Term SOFR + 1.794% Floor 1.794% 05/15/2039	6.356%	270,000	268,144
Series 2022-BMR2 Class D
1-month Term SOFR + 2.542% Floor 2.542% 05/15/2039	7.104%	215,000	211,775
Morgan Stanley Bank of America Merrill Lynch Trust(c),(f)
Series 2016-C31 Class XA
11/15/2049	1.274%	2,144,684	74,450
Morgan Stanley Capital I Trust(a),(c)
Series 2018-MP Class A
07/11/2040	4.276%	315,000	276,132
MSCG Trust(a),(b)
Subordinated Series 2018-SELF Class E
1-month USD LIBOR + 2.150% Floor 2.150% 10/15/2037	6.738%	342,702	332,517
MSDB Trust(a),(c)
Series 2017-712F Class A
07/11/2039	3.316%	285,000	248,921
Natixis Commercial Mortgage Securities Trust(a),(c),(f)
Series 2020-2PAC Class XA
12/15/2038	1.395%	937,398	19,397
Series 2020-2PAC Class XB
12/15/2038	0.957%	2,665,000	38,770
Natixis Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2018-ALXA Class E
01/15/2043	4.316%	60,000	45,807
Progress Residential Trust(a)
Subordinated Series 2021-SFR9 Class E1
11/17/2040	2.811%	910,000	740,079
Ready Capital Mortgage Financing LLC(a),(b)
Series 2020-FL4 Class AS
1-month USD LIBOR + 3.100% Floor 3.100% 02/25/2035	7.717%	250,000	248,788
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SCOTT Trust(a),(g)
Subordinated Series 2023-SFS Class AS
03/15/2028	6.204%	100,000	99,511
SFAVE Commercial Mortgage Securities Trust(a),(c)
Series 2015-5AVE Class A2A
01/05/2043	3.659%	425,000	308,461
Series 2015-5AVE Class A2B
01/05/2043	4.144%	35,000	24,058
Subordinated Series 2015-5AVE Class C
01/05/2043	4.388%	345,000	204,546
SMRT Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class E
1-month Term SOFR + 2.700% Floor 2.700% 01/15/2039	7.263%	350,000	326,334
STWD FL1 Ltd.(a),(b)
Series 2019 Class AS
1-month USD LIBOR + 1.400% Floor 1.400% 07/15/2038	6.076%	398,000	379,836
Tricon American Homes Trust(a)
Subordinated Series 2017-SFR2 Class E
01/17/2036	4.216%	375,000	367,422
VMC Finance LLC(a),(b)
Series 2021-FL4 Class B
1-month USD LIBOR + 1.800% Floor 1.800% 06/16/2036	6.391%	299,000	281,968
Wells Fargo Commercial Mortgage Trust(a),(c)
Subordinated Series 2019-JDWR Class D
09/15/2031	3.326%	425,000	366,724
WF-RBS Commercial Mortgage Trust(c),(f)
Series 2014-C24 Class XA
11/15/2047	0.839%	2,360,708	24,628
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $15,608,546)			14,368,767

Common Stocks 17.7%
Issuer	Shares	Value ($)
Communication Services 2.4%
Entertainment 1.0%
Activision Blizzard, Inc.	74,474	5,678,642
Media 1.4%
Intelsat Jackson Holdings SA(d),(e),(h)	362,000	0
Intelsat Jackson Holdings SA(d),(e),(h)	248,000	0
Intelsat Jackson Series A, CVR(d),(e),(h)	612	—
Intelsat Jackson Series B, CVR(d),(e),(h)	612	—

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Shaw Communications, Inc.	101,694	2,946,108
TEGNA, Inc.(i),(j)	255,161	4,439,802
Total		7,385,910
Total Communication Services		13,064,552
Consumer Discretionary 0.9%
Distributors 0.3%
Uni-Select, Inc.(h)	37,745	1,310,633
Diversified Consumer Services 0.2%
Houghton Mifflin Harcourt Co.(d),(e),(h)	36,963	776,208
Household Durables 0.1%
iRobot Corp.(h)	16,513	678,519
Specialty Retail 0.3%
TravelCenters of America, Inc.(h)	21,308	1,797,330
Total Consumer Discretionary		4,562,690
Consumer Staples —%
Food & Staples Retailing —%
Fresh Market Escrow(d),(e),(h)	90,477	0
Total Consumer Staples		0
Energy 0.1%
Oil, Gas & Consumable Fuels 0.1%
Ranger Oil Corp.	10,200	423,300
Total Energy		423,300
Financials 1.6%
Banks 0.7%
First Horizon Corp.	150,591	3,730,139
Capital Markets 0.5%
Focus Financial Partners, Inc., Class A(h)	49,409	2,562,351
Diversified Financial Services 0.0%
Intelsat Emergence SA(h)	5,853	143,398
Insurance 0.2%
Argo Group International Holdings Ltd.(i),(j)	38,918	1,130,568
Thrifts & Mortgage Finance 0.2%
Home Capital Group, Inc.	25,027	769,060
Total Financials		8,335,516
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 3.1%
Biotechnology 1.6%
Albireo Pharma, Inc.(h)	37,853	1,686,351
Concert Pharmaceuticals, Inc.(h)	172,917	1,449,045
Horizon Therapeutics PLC(h)	43,039	4,712,340
Swedish Orphan Biovitrum AB(h)	35,398	815,471
Total		8,663,207
Health Care Equipment & Supplies 0.6%
Cardiovascular Systems, Inc.(h)	124,927	2,462,311
Globus Medical, Inc., Class A(h)	9,313	543,321
Total		3,005,632
Health Care Providers & Services 0.8%
Mediclinic International PLC	172,965	1,035,826
Oak Street Health, Inc.(h),(i),(j)	30,614	1,083,736
Signify Health, Inc., Class A(h)	74,539	2,145,978
Total		4,265,540
Pharmaceuticals 0.1%
Amryt Pharma PLC, ADR(h),(i),(j)	45,086	658,706
Total Health Care		16,593,085
Industrials 3.0%
Aerospace & Defense 1.3%
Aerojet Rocketdyne Holdings, Inc.(h)	83,236	4,689,517
Boeing Co. (The)(h)	942	189,860
Maxar Technologies, Inc.(i),(j)	47,426	2,442,439
Total		7,321,816
Airlines 0.0%
Delta Air Lines, Inc.(h)	2,848	109,192
Commercial Services & Supplies 0.4%
Caverion OYJ	143,155	1,367,278
Ritchie Bros. Auctioneers, Inc.	9,955	608,947
Total		1,976,225
Machinery 0.9%
Altra Industrial Motion Corp.	62,832	3,866,053
Evoqua Water Technologies Corp.(h),(i),(j)	17,709	859,949
Total		4,726,002

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	11

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Transportation Infrastructure 0.4%
Atlas Corp.	137,261	2,108,329
Total Industrials		16,241,564
Information Technology 5.1%
Electronic Equipment, Instruments & Components 0.3%
Rogers Corp.(h)	9,855	1,450,656
Semiconductors & Semiconductor Equipment 0.3%
MagnaChip Semiconductor Corp.(h)	40,326	386,323
Silicon Motion Technology Corp., ADR(i),(j)	23,775	1,598,156
Total		1,984,479
Software 4.5%
Avalara, Inc.(d),(e),(h)	36,601	3,422,194
Black Knight, Inc.(h),(i),(j)	12,392	738,563
Duck Creek Technologies, Inc.(h)	270,421	5,121,774
ForgeRock, Inc., Class A(h),(i),(j)	39,800	813,512
Magnet Forensics, Inc.(h)	36,371	1,179,492
Momentive Global, Inc.(h)	143,016	986,810
Sumo Logic, Inc.(h)	277,066	3,288,773
VMware, Inc., Class A(h),(i),(j)	35,455	3,904,659
Zendesk, Inc.(d),(e),(h)	59,288	4,594,820
Total		24,050,597
Total Information Technology		27,485,732
Materials 0.3%
Paper & Forest Products 0.3%
Resolute Forest Products, Inc.(h)	76,222	1,670,786
Total Materials		1,670,786
Real Estate 0.3%
Equity Real Estate Investment Trusts (REITS) 0.3%
Indus Realty Trust, Inc.	19,844	1,320,221
Total Real Estate		1,320,221
Utilities 0.9%
Electric Utilities 0.9%
Electricite de France SA	67,287	839,444
PNM Resources, Inc.	85,400	4,184,600
Total		5,024,044
Total Utilities		5,024,044
Total Common Stocks (Cost $98,935,443)		94,721,490
Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
Air Canada
07/01/2025	4.000%	110,000	132,099
American Airlines Group, Inc.
07/01/2025	6.500%	375,000	452,063
Southwest Airlines Co.
05/01/2025	1.250%	300,000	341,850
Total			926,012
Cable and Satellite 0.1%
Liberty Broadband Corp.(a)
03/31/2053	3.125%	665,000	650,370
Liberty Media Corp.(a)
12/01/2050	0.500%	105,000	103,913
Total			754,283
Consumer Cyclical Services 0.0%
Uber Technologies, Inc.(k)
12/15/2025	0.000%	280,000	243,247
Leisure 0.1%
Carnival Corp.(a)
12/01/2027	5.750%	425,000	468,987
Lodging 0.0%
Marriott Vacations Worldwide Corp.(a)
12/15/2027	3.250%	185,000	190,272
Retailers 0.1%
Burlington Stores, Inc.
04/15/2025	2.250%	225,000	264,797
Total Convertible Bonds (Cost $2,825,816)			2,847,598

Convertible Preferred Stocks 0.4%
Issuer		Shares	Value ($)
Communication Services 0.1%
Diversified Telecommunication Services 0.1%
2020 Cash Mandatory Exchangeable Trust(a)	5.250%	410	475,397
Media 0.0%
ViacomCBS, Inc.	5.750%	2,100	64,310
Total Communication Services			539,707

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Becton Dickinson and Co.	6.000%	2,200	105,996
Total Health Care			105,996
Utilities 0.3%
Electric Utilities 0.2%
American Electric Power Co., Inc.	6.125%	8,750	429,712
NextEra Energy, Inc.	6.219%	3,800	175,750
NextEra Energy, Inc.	6.926%	15,050	697,116
Total			1,302,578
Independent Power and Renewable Electricity Producers 0.1%
AES Corp. (The)	6.375%	4,500	410,085
Total Utilities			1,712,663
Total Convertible Preferred Stocks (Cost $2,466,559)			2,358,366

Corporate Bonds & Notes(l) 16.3%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
ABS Other 0.0%
SBA Tower Trust(a)
01/15/2028	6.599%		240,000	245,128
Aerospace & Defense 0.3%
Airbus SE(a)
06/09/2030	1.625%	EUR	100,000	91,139
Boeing Co. (The)
02/04/2024	1.433%		300,000	288,320
05/01/2027	5.040%		160,000	157,608
05/01/2030	5.150%		675,000	654,020
TransDigm, Inc.(a),(m)
08/15/2028	6.750%		225,000	223,829
Total				1,414,916
Airlines 0.5%
American Airlines Pass-Through Trust
Series 2016-2 Class AA
06/15/2028	3.200%		179,875	160,694
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%		215,000	209,617
04/20/2029	5.750%		385,000	365,810
Delta Air Lines Pass-Through Trust
06/10/2028	2.500%		92,892	80,557
Delta Air Lines, Inc.
10/28/2024	2.900%		105,000	99,945
01/15/2026	7.375%		80,000	82,294
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%		1,034,000	978,501
JetBlue Pass-Through Trust
Series 2020-1 Class A
11/15/2032	4.000%		347,650	318,703
Singapore Airlines Ltd.(a)
01/19/2029	3.375%		200,000	180,989
U.S. Airways Pass-Through Trust
04/22/2023	6.250%		128,785	128,252
Total				2,605,362
Apartment REIT 0.0%
Invitation Homes Operating Partnership LP
01/15/2034	2.700%		75,000	56,053
Automotive 0.3%
Allison Transmission. Inc.(a)
01/30/2031	3.750%		100,000	82,969
BMW Finance NV(a)
11/14/2024	1.000%	EUR	75,000	76,082
Ford Motor Co.
02/12/2032	3.250%		265,000	201,163
Ford Motor Credit Co. LLC
06/14/2024	2.748%	GBP	100,000	114,281
08/01/2026	4.542%		200,000	185,668
05/28/2027	4.950%		430,000	400,791
02/16/2028	2.900%		200,000	166,717
06/17/2031	3.625%		275,000	217,965
Total				1,445,636
Banking 2.9%
American Express Co.(n)
12/31/2079	3.550%		85,000	72,307
Bank of America Corp.(n)
10/01/2025	3.093%		345,000	331,300
02/04/2028	2.551%		110,000	98,375
06/14/2029	2.087%		50,000	42,072
10/24/2031	1.922%		765,000	593,406
04/22/2032	2.687%		50,000	40,553
12/31/2079	4.375%		80,000	69,563
Bank of Montreal(n)
11/26/2082	7.325%	CAD	300,000	222,107
Bank of Nova Scotia (The)(n)
10/27/2082	8.625%		215,000	226,550
BNP Paribas SA(a),(n)
06/09/2026	2.219%		240,000	222,109
Capital One Financial Corp.(n)
11/02/2027	1.878%		215,000	187,910

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	13

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Citigroup, Inc.(n)
02/24/2028	3.070%		80,000	72,668
11/05/2030	2.976%		100,000	85,226
01/29/2031	2.666%		80,000	66,636
03/31/2031	4.412%		355,000	330,657
06/03/2031	2.572%		95,000	77,894
11/03/2032	2.520%		220,000	173,544
01/25/2033	3.057%		665,000	545,583
Comerica, Inc.(n)
12/31/2079	5.625%		95,000	92,802
Credit Suisse Group AG(a),(n)
02/02/2027	1.305%		450,000	363,470
05/14/2032	3.091%		200,000	141,956
08/12/2033	6.537%		375,000	335,789
11/15/2033	9.016%		600,000	628,649
Credit Suisse Group Funding Guernsey Ltd.
03/26/2025	3.750%		135,000	123,903
Goldman Sachs Group Inc (The)(n)
01/27/2032	1.992%		970,000	745,299
Goldman Sachs Group, Inc. (The)(a)
05/15/2024	1.375%	EUR	205,000	211,588
01/26/2028	0.250%	EUR	15,000	13,093
11/01/2028	2.000%	EUR	173,000	163,051
Goldman Sachs Group, Inc. (The)(n)
07/21/2032	2.383%		230,000	180,742
10/21/2032	2.650%		440,000	350,889
HSBC Holdings PLC(n)
05/24/2027	1.589%		125,000	109,378
06/09/2028	4.755%		25,000	23,963
09/22/2028	2.013%		590,000	499,821
08/17/2029	2.206%		215,000	178,373
05/24/2032	2.804%		410,000	327,060
Intesa Sanpaolo SpA(a),(n)
Subordinated
06/01/2032	4.198%		200,000	151,718
JPMorgan Chase & Co.(n)
09/16/2024	0.653%		235,000	228,564
02/16/2025	0.563%		250,000	237,088
04/22/2027	1.578%		285,000	252,070
02/24/2028	2.947%		425,000	385,568
10/15/2030	2.739%		105,000	88,462
11/19/2031	1.764%		180,000	138,640
04/22/2032	2.580%		340,000	275,353
12/31/2079	3.650%		85,000	74,094
Lloyds Banking Group PLC(n)
08/11/2026	4.716%		400,000	390,033
08/11/2033	4.976%		330,000	307,880
Macquarie Group Ltd.(a),(n)
06/23/2032	2.691%		195,000	155,278
01/14/2033	2.871%		305,000	243,523
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Morgan Stanley(n)
04/28/2032	1.928%		85,000	65,019
07/21/2032	2.239%		610,000	474,659
Subordinated
09/16/2036	2.484%		445,000	331,774
Nationwide Building Society(a),(n)
03/08/2024	3.766%		660,000	659,698
08/01/2024	4.363%		100,000	99,279
PNC Financial Services Group, Inc. (The)(n)
01/24/2034	5.068%		60,000	58,118
Popular, Inc.
09/14/2023	6.125%		215,000	214,001
Santander UK Group Holdings PLC(n)
11/15/2024	4.796%		90,000	89,101
03/15/2025	1.089%		300,000	284,265
06/14/2027	1.673%		110,000	96,041
Santander UK PLC(a)
Subordinated
11/07/2023	5.000%		115,000	114,078
Shinhan Financial Group Co., Ltd.(a),(n)
12/31/2079	2.875%		200,000	174,404
Toronto-Dominion Bank (The)(n)
10/31/2082	8.125%		230,000	240,412
U.S. Bancorp
06/07/2024	0.850%	EUR	500,000	509,139
US Bancorp(n)
12/31/2079	3.700%		185,000	155,632
Wells Fargo & Co.(n)
06/02/2028	2.393%		160,000	141,545
02/11/2031	2.572%		375,000	312,588
03/02/2033	3.350%		740,000	625,910
Total				15,522,220
Brokerage/Asset Managers/Exchanges 0.0%
Intercontinental Exchange, Inc.
09/15/2032	1.850%		175,000	131,281
Building Materials 0.1%
Advanced Drainage Systems, Inc.(a)
06/15/2030	6.375%		70,000	67,071
Cemex SAB de CV(a)
07/11/2031	3.875%		205,000	165,786
St. Marys Cement, Inc.(a)
01/28/2027	5.750%		200,000	200,552
Total				433,409
Cable and Satellite 0.8%
Cable One, Inc.(a)
11/15/2030	4.000%		260,000	203,129

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%	150,000	126,142
08/15/2030	4.500%	265,000	218,521
02/01/2031	4.250%	395,000	316,905
06/01/2033	4.500%	115,000	89,522
Charter Communications Operating LLC/Capital
04/01/2031	2.800%	50,000	39,043
02/01/2032	2.300%	20,000	14,705
05/01/2047	5.375%	65,000	51,575
04/01/2048	5.750%	320,000	266,305
07/01/2049	5.125%	565,000	433,147
04/01/2053	5.250%	280,000	218,420
CSC Holdings LLC(a)
02/01/2028	5.375%	275,000	229,425
04/01/2028	7.500%	80,000	53,516
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	150,000	134,562
Globo Comunicacao e Participacoes SA(a)
01/14/2032	5.500%	200,000	164,084
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	248,000	215,976
LCPR Senior Secured Financing DAC(a)
07/15/2029	5.125%	200,000	168,119
SES GLOBAL Americas Holdings GP(a)
03/25/2044	5.300%	375,000	282,461
Sirius XM Radio, Inc.(a)
07/01/2030	4.125%	310,000	253,091
Time Warner Cable LLC
09/01/2041	5.500%	195,000	164,480
Virgin Media Finance PLC(a)
07/15/2030	5.000%	200,000	163,657
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	225,000	203,563
08/15/2030	4.500%	200,000	165,627
VZ Secured Financing BV(a)
01/15/2032	5.000%	215,000	177,828
Total			4,353,803
Chemicals 0.2%
Braskem Idesa SAPI(a)
02/20/2032	6.990%	200,000	139,151
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	200,000	168,618
EverArc Escrow Sarl(a)
10/30/2029	5.000%	190,000	151,208
International Flavors & Fragrances, Inc.(a)
11/01/2030	2.300%	360,000	277,856
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Unifrax Escrow Issuer Corp.(a)
09/30/2029	7.500%		155,000	105,744
Total				842,577
Construction Machinery 0.2%
OT Merger Corp.(a)
10/15/2029	7.875%		240,000	144,014
United Rentals North America, Inc.
01/15/2028	4.875%		205,000	195,456
07/15/2030	4.000%		140,000	123,424
02/15/2031	3.875%		345,000	296,977
United Rentals North America, Inc.(a)
12/15/2029	6.000%		170,000	170,037
Total				929,908
Consumer Cyclical Services 0.1%
Match Group, Inc.(a)
08/01/2030	4.125%		150,000	124,648
Uber Technologies, Inc.(a)
11/01/2026	8.000%		145,000	147,907
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%		145,000	134,940
Total				407,495
Consumer Products 0.2%
Edgewell Personal Care Co.(a)
06/01/2028	5.500%		75,000	70,077
Energizer Holdings, Inc.(a)
12/31/2027	6.500%		150,000	144,007
Natura & Co. Luxembourg Holdings SARL(a)
04/19/2029	6.000%		200,000	167,224
Natura Cosmeticos SA(a)
05/03/2028	4.125%		200,000	155,269
Newell Brands, Inc.
04/01/2046	5.750%		185,000	148,413
Prestige Brands, Inc.(a)
04/01/2031	3.750%		185,000	150,185
Spectrum Brands, Inc.(a)
07/15/2030	5.500%		85,000	75,136
Total				910,311
Diversified Manufacturing 0.0%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
09/15/2027	0.375%	EUR	100,000	89,895
Electric 0.6%
AES Corp. (The)(a)
07/15/2030	3.950%		35,000	31,150

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	15

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Alliant Energy Finance LLC(a)
03/01/2032	3.600%		305,000	262,139
DPL, Inc.
07/01/2025	4.125%		370,000	348,011
Duke Energy Progress LLC
12/01/2044	4.150%		225,000	186,765
E.ON SE(a)
09/29/2027	0.375%	EUR	65,000	59,888
FirstEnergy Corp.(n)
07/15/2027	4.150%		405,000	377,855
FirstEnergy Corp.
11/15/2031	7.375%		345,000	387,750
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%		229,000	200,525
ITC Holdings Corp.
11/15/2027	3.350%		150,000	138,361
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%		330,000	325,771
Niagara Mohawk Power Corp.(a)
09/16/2052	5.783%		220,000	223,211
NSTAR Electric Co.
05/15/2027	3.200%		520,000	484,356
Southern Co. (The)
07/01/2026	3.250%		184,000	171,740
Southwestern Electric Power Co.
11/01/2051	3.250%		85,000	56,889
Total				3,254,411
Environmental 0.0%
Waste Pro USA, Inc.(a)
02/15/2026	5.500%		250,000	228,209
Finance Companies 0.2%
AerCap Ireland Capital DAC/Global Aviation Trust
10/29/2023	1.150%		360,000	349,311
01/23/2028	3.875%		75,000	67,902
01/30/2032	3.300%		344,000	275,338
Air Lease Corp.
03/01/2025	3.250%		160,000	151,917
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%		45,000	43,511
02/15/2025	2.875%		195,000	181,285
11/18/2027	2.528%		199,000	165,967
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%		45,000	44,979
02/15/2024	5.500%		63,000	62,472
Total				1,342,682
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Food and Beverage 0.8%
Becle SAB de CV(a)
10/14/2031	2.500%	205,000	160,122
Chobani LLC/Finance Corp., Inc.(a)
11/15/2028	4.625%	150,000	130,847
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	420,000	406,026
H-Food Holdings LLC/Hearthside Finance Co., Inc.(a)
06/01/2026	8.500%	115,000	73,103
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	400,000	320,745
01/15/2032	3.625%	200,000	160,244
04/01/2033	5.750%	170,000	158,948
12/01/2052	6.500%	75,000	71,143
Kraft Heinz Foods Co.
03/01/2031	4.250%	450,000	420,820
01/26/2039	6.875%	220,000	239,810
10/01/2039	4.625%	235,000	206,136
06/01/2046	4.375%	205,000	167,680
Kraft Heinz Foods Co.(a)
08/01/2039	7.125%	35,000	38,570
MARB BondCo PLC(a)
01/29/2031	3.950%	200,000	143,178
NBM US Holdings, Inc.(a)
05/14/2026	7.000%	200,000	193,369
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	150,000	147,018
Pilgrim’s Pride Corp.
04/15/2031	4.250%	150,000	125,254
Post Holdings, Inc.(a)
01/15/2028	5.625%	315,000	302,261
12/15/2029	5.500%	225,000	206,398
09/15/2031	4.500%	65,000	54,906
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	170,000	138,658
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	275,000	218,438
Total			4,083,674
Gaming 0.3%
Churchill Downs, Inc.(a)
01/15/2028	4.750%	92,000	83,950
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	195,000	190,264
06/01/2028	5.750%	80,000	78,333
01/15/2029	5.300%	130,000	123,041
MGM Resorts International
10/15/2028	4.750%	20,000	17,924

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
07/01/2029	4.125%		185,000	150,412
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%		159,000	113,913
VICI Properties LP
05/15/2032	5.125%		374,000	346,779
05/15/2052	5.625%		40,000	35,573
VICI Properties LP/Note Co., Inc.(a)
09/01/2026	4.500%		30,000	28,003
02/01/2027	5.750%		35,000	34,146
02/15/2027	3.750%		5,000	4,538
01/15/2028	4.500%		49,000	45,158
02/15/2029	3.875%		105,000	91,499
12/01/2029	4.625%		185,000	166,552
08/15/2030	4.125%		324,000	281,606
Total				1,791,691
Health Care 1.2%
180 Medical, Inc.(a)
10/15/2029	3.875%		160,000	140,042
Baylor Scott & White Holdings
11/15/2026	2.650%		500,000	454,996
Becton Dickinson Euro Finance SARL
06/04/2026	1.208%	EUR	255,000	246,528
Cano Health LLC(a)
10/01/2028	6.250%		90,000	55,688
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%		260,000	225,620
CommonSpirit Health
10/01/2030	2.782%		70,000	58,615
CVS Health Corp.
03/25/2048	5.050%		305,000	273,415
Dentsply Sirona, Inc.
06/01/2030	3.250%		165,000	140,782
DH Europe Finance II SARL
03/18/2028	0.450%	EUR	515,000	460,927
Embecta Corp.(a)
02/15/2030	5.000%		270,000	228,951
Encompass Health Corp.
04/01/2031	4.625%		165,000	140,922
Hackensack Meridian Health, Inc.
07/01/2057	4.500%		300,000	267,139
HCA, Inc.
02/01/2025	5.375%		205,000	203,081
09/15/2025	7.580%		125,000	128,278
12/01/2027	7.050%		115,000	120,786
09/01/2028	5.625%		100,000	98,832
06/15/2029	4.125%		558,000	507,973
09/01/2030	3.500%		1,099,000	944,880
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
06/15/2047	5.500%		84,000	75,577
06/15/2049	5.250%		230,000	198,577
HCA, Inc.(a)
03/15/2052	4.625%		335,000	263,515
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		75,000	64,046
New York and Presbyterian Hospital (The)
08/01/2036	3.563%		390,000	327,438
Option Care Health, Inc.(a)
10/31/2029	4.375%		160,000	137,097
Prime Healthcare Services, Inc.(a)
11/01/2025	7.250%		150,000	134,379
Providence Service Corp. (The)(a)
11/15/2025	5.875%		158,000	149,064
Rede D’or Finance SARL(a)
01/22/2030	4.500%		200,000	169,353
Tenet Healthcare Corp.
07/15/2024	4.625%		22,000	21,660
Thermo Fisher Scientific, Inc.
09/12/2024	0.750%	EUR	100,000	101,020
01/23/2026	1.400%	EUR	125,000	123,532
03/01/2028	0.500%	EUR	105,000	94,575
Total				6,557,288
Healthcare Insurance 0.4%
Centene Corp.
12/15/2027	4.250%		115,000	106,477
07/15/2028	2.450%		447,000	375,609
12/15/2029	4.625%		55,000	50,444
02/15/2030	3.375%		495,000	419,167
10/15/2030	3.000%		585,000	478,099
03/01/2031	2.500%		195,000	152,182
Molina Healthcare, Inc.(a)
06/15/2028	4.375%		200,000	181,722
11/15/2030	3.875%		225,000	190,160
UnitedHealth Group, Inc.
05/15/2024	0.550%		100,000	94,522
Total				2,048,382
Healthcare REIT 0.1%
Healthcare Realty Holdings LP
01/15/2028	3.625%		48,000	43,100
03/15/2030	2.400%		40,000	31,348
03/15/2031	2.050%		11,000	8,124
Healthcare Trust of America Holdings LP
02/15/2030	3.100%		35,000	29,791
03/15/2031	2.000%		165,000	126,008

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	17

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Physicians Realty LP
11/01/2031	2.625%		95,000	75,960
Total				314,331
Home Construction 0.0%
China Aoyuan Group, Ltd.(a),(o)
02/08/2024	0.000%		200,000	19,542
Independent Energy 0.8%
Aker BP ASA(a)
01/15/2030	3.750%		210,000	185,197
Continental Resources, Inc.(a)
01/15/2031	5.750%		586,000	554,865
04/01/2032	2.875%		318,000	240,621
Encana Corp.
08/15/2034	6.500%		360,000	360,506
02/01/2038	6.500%		130,000	127,814
EQT Corp.(a)
05/15/2026	3.125%		40,000	36,660
05/15/2031	3.625%		815,000	688,151
EQT Corp.
10/01/2027	3.900%		69,000	63,226
Medco Oak Tree Pte Ltd.(a)
05/14/2026	7.375%		440,000	429,418
Occidental Petroleum Corp.
04/15/2026	3.400%		55,000	51,247
08/15/2026	3.200%		100,000	90,059
09/01/2030	6.625%		325,000	333,910
01/01/2031	6.125%		330,000	332,312
05/01/2031	7.500%		75,000	80,239
Occidental Petroleum Corp.(k)
10/10/2036	0.000%		285,000	143,420
Petrorio Luxembourg Sarl(a)
06/09/2026	6.125%		200,000	188,944
Southwestern Energy Co.(n)
01/23/2025	5.700%		4,000	3,967
Var Energi ASA(a)
01/15/2028	7.500%		200,000	206,384
Total				4,116,940
Integrated Energy 0.2%
Cenovus Energy, Inc.
02/07/2028	3.500%	CAD	115,000	79,438
06/15/2037	5.250%		175,000	159,904
11/15/2039	6.750%		603,000	629,705
06/15/2047	5.400%		175,000	157,567
Total				1,026,614
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Leisure 0.2%
Carnival Corp.(a)
03/01/2027	5.750%	335,000	275,222
Cinemark USA, Inc.(a)
07/15/2028	5.250%	160,000	133,912
Live Nation Entertainment, Inc.(a)
10/15/2027	4.750%	70,000	62,981
Royal Caribbean Cruises Ltd.(a)
08/15/2027	11.625%	63,000	67,126
04/01/2028	5.500%	385,000	335,629
Total			874,870
Life Insurance 0.1%
Athene Global Funding(a)
03/08/2027	3.205%	95,000	84,684
08/19/2028	1.985%	395,000	322,387
Total			407,071
Lodging 0.3%
Hilton Domestic Operating Co., Inc.
01/15/2030	4.875%	316,000	289,754
Hilton Domestic Operating Co., Inc.(a)
02/15/2032	3.625%	280,000	229,785
Hyatt Hotels Corp.(n)
04/23/2030	6.000%	256,000	257,117
Travel + Leisure Co.(a)
07/31/2026	6.625%	150,000	147,378
12/01/2029	4.500%	345,000	290,592
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	255,000	231,563
Total			1,446,189
Media and Entertainment 0.4%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	293,000	32,656
Gray Escrow II, Inc.(a)
11/15/2031	5.375%	150,000	111,375
Magallanes, Inc.(a)
03/15/2042	5.050%	305,000	246,890
03/15/2052	5.141%	513,000	403,129
Meta Platforms, Inc.
08/15/2052	4.450%	80,000	66,273
Netflix, Inc.
02/15/2025	5.875%	285,000	287,046
News Corp.(a)
05/15/2029	3.875%	370,000	317,108
Scripps Escrow II, Inc.(a)
01/15/2031	5.375%	140,000	98,987

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
18	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	30,000	24,112
WMG Acquisition Corp(a)
02/15/2031	3.000%	550,000	434,833
Total			2,022,409
Metals and Mining 0.3%
Cleveland-Cliffs, Inc.(a)
03/01/2029	4.625%	400,000	365,348
03/01/2031	4.875%	345,000	315,115
CSN Islands XI Corp.(a)
01/28/2028	6.750%	215,000	204,911
FMG Resources August 2006 Pty Ltd.(a)
04/01/2031	4.375%	65,000	54,952
Freeport-McMoRan, Inc.
08/01/2030	4.625%	260,000	241,839
03/15/2043	5.450%	670,000	606,474
Total			1,788,639
Midstream 0.6%
Cheniere Energy Partners LP
10/01/2029	4.500%	180,000	163,178
03/01/2031	4.000%	445,000	384,368
Enbridge, Inc.
11/15/2029	3.125%	250,000	217,851
Energy Transfer LP(n)
12/31/2079	6.625%	336,000	275,226
Energy Transfer Operating LP
06/01/2027	5.500%	70,000	69,562
04/15/2049	6.250%	80,000	76,044
Energy Transfer Partners LP
03/15/2045	5.150%	245,000	205,188
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	184,932	156,331
Global Partners LP/Finance Corp.
01/15/2029	6.875%	150,000	139,996
Kinder Morgan, Inc.
12/01/2034	5.300%	145,000	135,986
NGL Energy Operating LLC/Finance Corp.(a)
02/01/2026	7.500%	125,000	119,344
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	100,000	86,974
05/15/2030	4.800%	100,000	86,593
04/15/2040	6.875%	100,000	82,346
Sabine Pass Liquefaction LLC
05/15/2030	4.500%	30,000	28,095
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sunoco LP/Finance Corp.
05/15/2029	4.500%		225,000	197,434
04/30/2030	4.500%		47,000	40,798
TransCanada PipeLines Ltd.
04/15/2030	4.100%		425,000	387,958
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%		80,000	69,582
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		139,000	118,702
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%		225,000	194,360
Western Midstream Operating LP(n)
02/01/2030	4.300%		225,000	199,435
Total				3,435,351
Natural Gas 0.0%
Engie SA(a)
06/21/2027	0.375%	EUR	100,000	91,646
Office REIT 0.0%
Hudson Pacific Properties LP
11/01/2027	3.950%		160,000	138,333
02/15/2028	5.950%		35,000	33,311
Total				171,644
Oil Field Services 0.1%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%		153,000	144,930
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%		142,188	138,685
Total				283,615
Other Financial Institutions 0.1%
Simpar Finance Sarl(a)
02/12/2028	10.750%	BRL	640,000	87,792
Sunac China Holdings, Ltd.(a),(o)
01/10/2025	0.000%		200,000	53,039
Swiss Insured Brazil Power Finance SARL(a)
07/16/2032	9.850%	BRL	1,758,850	293,049
Total				433,880
Other Industry 0.1%
Adtalem Global Education, Inc.(a)
03/01/2028	5.500%		84,000	77,575
AECOM
03/15/2027	5.125%		405,000	388,169
Duke University
10/01/2046	3.299%		228,000	177,461

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	19

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Institute of Technology
07/01/2050	2.989%	120,000	89,266
Pike Corp.(a)
09/01/2028	5.500%	88,000	76,288
Total			808,759
Other REIT 0.1%
American Assets Trust LP
02/01/2031	3.375%	155,000	122,541
CubeSmart LP
02/15/2032	2.500%	195,000	152,265
Extra Space Storage LP
06/01/2031	2.550%	35,000	27,874
03/15/2032	2.350%	150,000	114,808
Host Hotels & Resorts LP
12/15/2029	3.375%	165,000	140,380
09/15/2030	3.500%	115,000	95,766
Lexington Realty Trust
09/15/2030	2.700%	135,000	108,038
Life Storage LP
10/15/2031	2.400%	20,000	15,856
Total			777,528
Packaging 0.4%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
09/01/2028	3.250%	220,000	184,794
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	185,000	152,210
Ball Corp.
03/15/2026	4.875%	250,000	242,421
03/15/2028	6.875%	285,000	288,161
08/15/2030	2.875%	390,000	311,946
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	51,000	48,821
07/15/2027	5.625%	125,000	120,313
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2029	6.625%	75,000	71,776
Sealed Air Corp.(a)
09/15/2025	5.500%	357,000	352,258
04/15/2029	5.000%	100,000	92,005
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	140,000	132,349
Total			1,997,054
Paper 0.0%
Graphic Packaging International LLC(a)
07/15/2027	4.750%	75,000	70,426
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Pharmaceuticals 0.3%
1375209 BC Ltd.(a)
01/30/2028	9.000%		140,000	139,800
Allergan Funding SCS
06/01/2024	1.250%	EUR	100,000	101,429
11/15/2028	2.625%	EUR	100,000	96,595
Amgen, Inc.(g)
03/02/2033	5.250%		145,000	143,924
03/02/2043	5.600%		145,000	143,245
03/02/2053	5.650%		145,000	143,807
Bayer US Finance II LLC(a)
12/15/2025	4.250%		100,000	96,686
12/15/2028	4.375%		289,000	272,022
06/25/2038	4.625%		370,000	322,697
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%		245,000	209,299
Organon Finance 1 LLC(a)
04/30/2031	5.125%		185,000	157,677
Total				1,827,181
Property & Casualty 0.4%
Acrisure LLC/Finance, Inc.(a)
02/15/2029	4.250%		150,000	122,309
08/01/2029	6.000%		80,000	65,511
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%		155,000	140,911
Aon Corp.
05/15/2030	2.800%		230,000	196,529
AssuredPartners, Inc.(a)
01/15/2029	5.625%		85,000	72,208
Berkshire Hathaway Finance Corp.
06/19/2039	2.375%	GBP	250,000	213,181
Berkshire Hathaway, Inc.(k)
03/12/2025	0.000%	EUR	315,000	308,831
Brown & Brown, Inc.
03/17/2052	4.950%		115,000	96,774
Chubb INA Holdings, Inc.
12/15/2024	0.300%	EUR	180,000	177,693
Farmers Exchange Capital III(a),(n)
Subordinated
10/15/2054	5.454%		300,000	273,913
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	7.059%		450,000	450,262
Total				2,118,122

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
20	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Railroads 0.0%
Union Pacific Corp.
02/14/2042	3.375%		75,000	58,985
Refining 0.1%
FS Luxembourg Sarl(a)
12/15/2025	10.000%		200,000	200,207
MC Brazil Downstream Trading SARL(a)
06/30/2031	7.250%		212,576	173,605
Total				373,812
Restaurants 0.5%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%		325,000	289,949
02/15/2029	3.500%		445,000	380,089
10/15/2030	4.000%		700,000	578,116
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC(a)
04/15/2029	5.125%		160,000	142,949
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%		250,000	207,152
Yum! Brands, Inc.(a)
01/15/2030	4.750%		360,000	328,966
Yum! Brands, Inc.
03/15/2031	3.625%		665,000	557,383
01/31/2032	4.625%		300,000	265,049
Total				2,749,653
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2029	7.875%		315,000	238,591
MercadoLibre, Inc.
01/14/2026	2.375%		200,000	178,129
Rent-A-Center, Inc.(a)
02/15/2029	6.375%		200,000	170,688
Total				587,408
Stranded Utility 0.1%
Brazos Securitization LLC(a)
09/01/2031	5.014%		200,000	196,434
United Electric Securitization LLC(a)
06/01/2031	5.109%		100,000	99,083
Total				295,517
Supranational 0.3%
Asian Development Bank
10/14/2026	3.000%	AUD	135,000	86,916
European Investment Bank(a),(b)
SONIA + 0.350% 06/29/2023	4.280%	GBP	115,000	138,443
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Inter-American Development Bank(a)
10/30/2025	2.750%	AUD	120,000	77,632
Inter-American Development Bank
01/29/2026	2.700%	AUD	138,000	88,750
International Bank for Reconstruction & Development
01/16/2025	1.900%	CAD	430,000	301,136
11/30/2026	2.875%	NZD	170,000	96,577
01/19/2027	1.800%	CAD	150,000	101,626
International Finance Corp.
09/10/2025	0.375%	NZD	270,000	147,112
02/24/2026	3.600%	AUD	330,000	217,845
Nordic Investment Bank
04/10/2024	1.875%	NOK	980,000	92,376
Total				1,348,413
Technology 0.6%
Apple, Inc.
05/24/2025	0.875%	EUR	175,000	174,693
Broadcom, Inc.(a)
02/15/2033	2.600%		98,000	74,023
CDW LLC/Finance Corp.
04/01/2028	4.250%		35,000	31,903
CommScope, Inc.(a)
09/01/2029	4.750%		160,000	130,439
Dell International LLC/EMC Corp.
07/15/2046	8.350%		115,000	131,037
Everi Holdings, Inc.(a)
07/15/2029	5.000%		175,000	154,097
Fidelity National Information Services, Inc.
05/21/2027	1.500%	EUR	370,000	351,569
12/03/2028	1.000%	EUR	100,000	89,048
Fiserv, Inc.
07/01/2027	1.125%	EUR	100,000	93,869
Gartner, Inc.(a)
10/01/2030	3.750%		140,000	119,041
MSCI, Inc.(a)
09/01/2030	3.625%		440,000	374,012
02/15/2031	3.875%		275,000	236,758
11/01/2031	3.625%		345,000	288,282
08/15/2033	3.250%		90,000	71,021
NCR Corp.(a)
10/01/2030	5.250%		15,000	12,552
Open Text Corp.(a)
12/01/2027	6.900%		70,000	71,093
Oracle Corp.
04/01/2027	2.800%		100,000	90,736
03/25/2031	2.875%		60,000	49,706
11/09/2032	6.250%		200,000	208,200
11/15/2037	3.800%		55,000	43,474

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	21

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
11/15/2047	4.000%		280,000	205,060
03/25/2051	3.950%		200,000	143,516
Picard Midco, Inc.(a)
03/31/2029	6.500%		105,000	90,994
Tencent Holdings Ltd.(a)
04/22/2041	3.680%		200,000	150,562
Total				3,385,685
Tobacco 0.1%
BAT Capital Corp.
08/15/2047	4.540%		100,000	71,728
03/16/2052	5.650%		140,000	117,629
Reynolds American, Inc.
08/15/2045	5.850%		510,000	438,247
Total				627,604
Transportation Services 0.0%
Hertz Corp (The)(a)
12/01/2029	5.000%		255,000	211,674
Wireless 0.7%
American Tower Corp.
05/22/2026	1.950%	EUR	100,000	97,983
01/15/2028	0.500%	EUR	100,000	87,482
Cellnex Telecom SA
06/26/2029	1.875%	EUR	100,000	86,635
Crown Castle International Corp.
01/15/2031	2.250%		65,000	52,010
Millicom International Cellular SA(a)
04/27/2031	4.500%		200,000	161,400
SBA Communications Corp.
02/15/2027	3.875%		715,000	646,561
02/01/2029	3.125%		305,000	251,258
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%		455,625	450,064
03/20/2028	5.152%		125,000	123,475
T-Mobile US, Inc.
04/15/2026	2.625%		304,000	278,401
04/15/2027	3.750%		20,000	18,806
02/01/2028	4.750%		153,000	148,226
02/15/2029	2.625%		90,000	76,686
04/15/2029	3.375%		105,000	92,895
04/15/2030	3.875%		283,000	256,685
02/15/2031	2.875%		125,000	103,804
04/15/2031	3.500%		175,000	151,593
Vmed O2 UK Financing I PLC(a)
01/31/2031	3.250%	EUR	160,000	132,921
01/31/2031	4.250%		430,000	346,047
Corporate Bonds & Notes(l) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Vodafone Group PLC
06/19/2049	4.875%		20,000	17,322
Total				3,580,254
Wirelines 0.2%
AT&T, Inc.
03/25/2024	0.900%		77,000	73,456
12/01/2033	2.550%		140,000	107,182
03/01/2037	5.250%		45,000	43,342
05/15/2046	4.750%		40,000	34,365
12/01/2057	3.800%		257,000	180,402
C&W Senior Financing DAC(a)
09/15/2027	6.875%		200,000	180,840
Frontier Communications Corp.(a)
05/01/2028	5.000%		200,000	175,517
Level 3 Financing, Inc.(a)
09/15/2027	4.625%		275,000	205,461
07/01/2028	4.250%		165,000	112,539
Total Play Telecomunicaciones SA de CV(a)
11/12/2025	7.500%		210,000	185,511
Total				1,298,615
Total Corporate Bonds & Notes (Cost $97,441,133)				87,243,762

Foreign Government Obligations(l),(p) 5.7%

Australia 0.4%
Australia Government Bond(a)
09/21/2026	0.500%	AUD	320,000	192,837
12/21/2030	1.000%	AUD	295,000	160,878
11/21/2031	1.000%	AUD	1,044,000	554,709
New South Wales Treasury Corp.(a)
03/20/2025	1.250%	AUD	330,000	210,177
05/20/2027	3.000%	AUD	325,000	209,729
Queensland Treasury Corp.(a)
08/20/2027	2.750%	AUD	290,000	184,897
Western Australian Treasury Corp.
10/22/2030	1.500%	AUD	590,000	325,466
Total				1,838,693
Austria 0.1%
Republic of Austria Government Bond(a)
02/20/2029	0.500%	EUR	240,000	217,900
Brazil 0.1%
Brazil Notas do Tesouro Nacional Series F
01/01/2025	10.000%	BRL	1,400,000	260,629
Brazilian Government International Bond
06/12/2030	3.875%		400,000	345,201
Total				605,830

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
22	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Canada 0.5%
Canada Housing Trust No. 1(a)
12/15/2025	1.950%	CAD	465,000	322,162
06/15/2026	1.250%	CAD	415,000	279,388
Canadian Government Bond
09/01/2024	1.500%	CAD	205,000	144,157
CPPIB Capital, Inc.(a)
12/01/2031	2.250%	CAD	155,000	98,565
Province of Ontario
06/02/2028	2.900%	CAD	375,000	262,508
12/02/2030	1.350%	CAD	1,275,000	771,965
06/02/2045	3.450%	CAD	215,000	139,334
Province of Quebec
09/01/2023	3.000%	CAD	325,000	236,342
Province of Quebec(a)
12/15/2023	1.500%	GBP	105,000	123,250
04/07/2025	0.200%	EUR	205,000	201,698
Total				2,579,369
Chile 0.0%
Chile Government International Bond
01/27/2032	2.550%		224,000	183,704
Colombia 0.2%
Colombia Government International Bond
03/15/2029	4.500%		200,000	171,866
04/15/2031	3.125%		580,000	422,114
04/22/2032	3.250%		215,000	152,825
Ecopetrol SA
06/26/2026	5.375%		50,000	47,436
04/29/2030	6.875%		110,000	98,091
11/02/2031	4.625%		105,000	78,392
05/28/2045	5.875%		55,000	36,334
Total				1,007,058
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/30/2030	4.500%		350,000	301,369
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%		200,000	173,010
Germany 0.2%
Bundesrepublik Deutschland Bundesanleihe(a),(k)
02/15/2032	0.000%	EUR	1,130,000	949,228
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Greece 0.2%
Hellenic Republic Government Bond(a)
04/22/2027	2.000%	EUR	236,000	232,748
06/18/2030	1.500%	EUR	447,000	391,955
01/30/2042	4.200%	EUR	215,000	218,559
Total				843,262
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%		200,000	153,736
India 0.1%
Export-Import Bank of India(a)
02/01/2028	3.875%		200,000	184,956
India Government Bond
06/15/2025	5.220%	INR	19,820,000	229,127
04/08/2026	7.270%	INR	3,500,000	42,224
07/12/2031	6.100%	INR	7,990,000	88,441
Indian Railway Finance Corp., Ltd.(a)
02/13/2030	3.249%		200,000	171,807
Total				716,555
Indonesia 0.8%
Freeport Indonesia PT(a)
04/14/2027	4.763%		200,000	192,540
Indonesia Government International Bond(a)
06/14/2023	2.625%	EUR	225,000	237,268
07/18/2024	2.150%	EUR	200,000	206,780
Indonesia Government International Bond
10/15/2030	3.850%		200,000	186,886
01/11/2033	4.850%		200,000	196,338
03/12/2033	1.100%	EUR	100,000	77,537
03/12/2051	3.050%		200,000	144,679
Indonesia Treasury Bond
06/15/2025	6.500%	IDR	7,315,000,000	479,912
09/15/2026	8.375%	IDR	2,322,000,000	161,686
04/15/2027	5.125%	IDR	1,504,000,000	94,104
05/15/2028	6.125%	IDR	773,000,000	49,743
03/15/2029	9.000%	IDR	2,298,000,000	168,476
05/15/2031	8.750%	IDR	4,550,000,000	334,756
04/15/2032	6.375%	IDR	11,357,000,000	722,713
05/15/2033	6.625%	IDR	2,025,000,000	130,905
06/15/2035	7.500%	IDR	1,095,000,000	74,516
05/15/2038	7.500%	IDR	1,751,000,000	119,595
Perusahaan Penerbit SBSN Indonesia III(a)
03/29/2027	4.150%		270,000	262,898
PT Indonesia Asahan Aluminium Persero(a)
05/15/2025	4.750%		220,000	215,231
PT Pertamina Persero(a)
08/25/2030	3.100%		200,000	171,824

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	23

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%		280,000	266,112
Total				4,494,499
Ireland 0.0%
Ireland Government Bond(a)
05/15/2029	1.100%	EUR	205,000	193,402
Israel 0.0%
Israel Electric Corp., Ltd.(a)
02/22/2032	3.750%		200,000	172,409
Italy 0.0%
Republic of Italy Government International Bond
02/17/2026	1.250%		200,000	175,487
Japan 0.2%
Japan Government Five-Year Bond
06/20/2025	0.100%	JPY	102,050,000	751,803
03/20/2027	0.005%	JPY	30,000,000	219,332
Japan Government Ten-Year Bond
09/20/2025	0.400%	JPY	27,200,000	201,956
Total				1,173,091
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%		215,000	194,015
Malaysia 0.3%
Malaysia Government Bond
09/30/2024	4.059%	MYR	975,000	219,853
03/14/2025	3.882%	MYR	970,000	218,259
11/30/2026	3.900%	MYR	405,000	91,442
11/16/2027	3.899%	MYR	1,300,000	292,654
06/15/2028	3.733%	MYR	375,000	83,616
04/15/2033	3.844%	MYR	1,948,000	428,027
07/05/2034	3.828%	MYR	400,000	87,124
Total				1,420,975
Mauritius 0.1%
Greenko Solar Mauritius Ltd.(a)
01/29/2025	5.550%		200,000	190,572
Greenko Wind Projects Mauritius Ltd.(a)
04/06/2025	5.500%		205,000	193,064
Total				383,636
Mexico 0.5%
Mexican Bonos
03/06/2025	5.000%	MXN	16,130,000	784,985
05/26/2033	7.500%	MXN	14,400,000	693,215
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico Government International Bond
05/24/2031	2.659%		475,000	383,803
05/29/2031	7.750%	MXN	9,670,000	481,387
02/12/2034	3.500%		200,000	163,204
Petroleos Mexicanos
09/21/2047	6.750%		100,000	64,840
02/12/2048	6.350%		19,000	11,830
01/23/2050	7.690%		231,000	163,242
01/28/2060	6.950%		70,000	45,016
Total				2,791,522
Netherlands 0.0%
Greenko Dutch BV(a)
03/29/2026	3.850%		191,000	168,853
New Zealand 0.3%
New Zealand Government Bond
05/15/2024	0.500%	NZD	565,000	356,217
05/15/2026	0.500%	NZD	970,000	525,016
New Zealand Government Bond(a)
04/15/2027	4.500%	NZD	280,000	172,196
04/14/2033	3.500%	NZD	415,000	233,872
New Zealand Local Government Funding Agency Bond(a)
04/15/2026	1.500%	NZD	355,000	195,407
New Zealand Local Government Funding Agency Bond
04/15/2027	4.500%	NZD	440,000	264,745
Total				1,747,453
Norway 0.4%
Kommunalbanken AS
07/15/2024	5.250%	AUD	184,000	125,146
07/16/2025	4.250%	AUD	280,000	187,479
Nordea Eiendomskreditt AS(b)
3-month NIBOR + 0.300% 06/21/2023	3.490%	NOK	2,000,000	192,790
Norway Government Bond(a)
03/13/2025	1.750%	NOK	3,815,000	354,088
02/19/2026	1.500%	NOK	1,805,000	163,823
02/17/2027	1.750%	NOK	3,025,000	272,287
09/17/2031	1.250%	NOK	2,925,000	235,334
05/18/2032	2.125%	NOK	4,615,000	396,466
Total				1,927,413
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%		200,000	196,459
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%		200,000	172,210

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
24	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Peru 0.1%
Peruvian Government International Bond
08/25/2027	4.125%		100,000	96,773
06/20/2030	2.844%		165,000	139,580
Total				236,353
Philippines 0.1%
Philippine Government International Bond
05/17/2027	0.875%	EUR	535,000	496,878
01/14/2036	6.250%	PHP	10,000,000	170,872
Total				667,750
Poland 0.0%
Republic of Poland Government International Bond
11/16/2032	5.750%		28,000	29,357
Portugal 0.1%
Portugal Obrigacoes do Tesouro OT(a)
07/16/2032	1.650%	EUR	580,000	523,936
Qatar 0.2%
Qatar Energy(a)
07/12/2031	2.250%		200,000	164,395
Qatar Petroleum(a)
07/12/2031	2.250%		465,000	382,219
QNB Finance Ltd.(a)
03/28/2024	3.500%		200,000	195,296
Total				741,910
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%		200,000	161,961
Singapore 0.1%
Singapore Government Bond
11/01/2026	1.250%	SGD	170,000	116,162
09/01/2033	3.375%	SGD	320,000	238,684
Total				354,846
South Africa 0.0%
Transnet SOC Ltd.(a)
02/06/2028	8.250%		200,000	200,583
South Korea 0.3%
Korea Treasury Bond
09/10/2024	3.125%	KRW	304,590,000	231,060
03/10/2027	2.375%	KRW	1,095,160,000	793,087
06/10/2027	2.125%	KRW	316,190,000	223,846
09/10/2027	3.125%	KRW	232,900,000	173,572
Total				1,421,565
Foreign Government Obligations(l),(p) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Sweden 0.0%
Sweden Government International Bond(a)
04/24/2023	0.125%	EUR	100,000	105,390
Turkey 0.1%
Turkey Government International Bond
03/23/2023	3.250%		240,000	239,898
United Arab Emirates 0.1%
Abu Dhabi Government International Bond(a)
04/16/2030	3.125%		200,000	183,505
03/02/2031	1.700%		205,000	167,610
04/16/2050	3.875%		200,000	165,617
Finance Department Government of Sharjah(a)
11/23/2032	6.500%		200,000	201,918
Total				718,650
United Kingdom 0.1%
United Kingdom Gilt(a)
01/31/2024	0.125%	GBP	85,000	98,629
01/31/2025	0.250%	GBP	80,000	89,475
12/07/2027	4.250%	GBP	280,000	344,451
Total				532,555
Total Foreign Government Obligations (Cost $33,394,936)				30,715,892

Limited Partnerships 0.8%
Issuer	Shares	Value ($)
Energy 0.8%
Oil, Gas & Consumable Fuels 0.8%
DCP Midstream Partners LP	98,310	4,107,392
Total Energy		4,107,392
Total Limited Partnerships (Cost $4,125,045)		4,107,392

Municipal Bonds 0.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2020B
10/01/2035	2.857%	85,000	67,627

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	25

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Joint Power Authority 0.0%
South Carolina Public Service Authority
Revenue Bonds
Taxable - Santee Cooper
Series 2009
01/01/2030	5.740%	65,000	65,364
Local General Obligation 0.0%
City of Norfolk
Unlimited General Obligation Bonds
Taxable
Series 2021
10/01/2031	1.804%	105,000	83,040
Power 0.0%
City of San Antonio Electric & Gas Systems
Revenue Bonds
Series 2010 (BAM)
02/01/2041	5.718%	60,000	63,997
Sales Tax 0.1%
Santa Clara Valley Transportation Authority
Revenue Bonds
Series 2010 (BAM)
04/01/2032	5.876%	250,000	258,800
Special Non Property Tax 0.0%
State Board of Administration Finance Corp.
Revenue Bonds
Taxable
Series 2020A
07/01/2030	2.154%	82,000	67,132
State General Obligation 0.0%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Taxable - Consolidated Loan
Series 2019H
09/01/2049	2.900%	150,000	107,886
Transportation 0.1%
Metropolitan Transportation Authority
Revenue Bonds
Series 2010 (BAM)
11/15/2031	6.548%	250,000	263,533
Total Municipal Bonds (Cost $1,062,705)			977,379
Preferred Debt 0.0%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.0%
Wells Fargo & Co.(n)
12/31/2049	5.850%	7,885	195,154
Total Preferred Debt (Cost $206,354)			195,154

Preferred Stocks 0.1%
Issuer		Shares	Value ($)
Financials 0.1%
Banks 0.1%
Valley National Bancorp(n)	8.540%	6,350	160,845
Capital Markets 0.0%
Stifel Financial Corp.	4.500%	7,350	138,621
Total Financials			299,466
Total Preferred Stocks (Cost $354,121)			299,466

Residential Mortgage-Backed Securities - Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
08/01/2052	4.500%	337,293	325,736
08/01/2052- 11/01/2052	5.000%	698,463	694,755
11/01/2052	5.500%	178,170	179,734
Federal National Mortgage Association(m)
09/01/2052	4.500%	691,461	671,700
Federal National Mortgage Association
10/01/2052- 12/01/2052	5.500%	958,815	964,695
11/01/2052	5.000%	197,996	196,513
Federal National Mortgage Association(b)
CMO Series 2013-5 Class GF
1-month USD LIBOR + 1.100% Floor 1.100%, Cap 5.000% 10/25/2042	5.000%	234,783	214,341
Government National Mortgage Association(f)
CMO Series 2017-136 Class IO
09/20/2047	5.000%	605,808	113,468
CMO Series 2018-63 Class IO
09/20/2047	4.000%	800,125	128,411
Government National Mortgage Association TBA(g)
03/21/2053	4.500%	725,000	702,938

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
26	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(g)
03/13/2053- 04/13/2053	2.000%	3,950,000	3,220,368
03/13/2053- 04/13/2053	2.500%	7,450,000	6,314,264
03/13/2053	3.000%	4,525,000	3,979,614
03/13/2053	4.000%	775,000	727,410
03/13/2053	4.500%	3,575,000	3,444,289
03/13/2053	5.000%	3,825,000	3,759,855
Total Residential Mortgage-Backed Securities - Agency (Cost $26,268,309)			25,638,091

Residential Mortgage-Backed Securities - Non-Agency 6.9%

ABFC Trust(b)
CMO Series 2007-WMC1 Class A1A
1-month USD LIBOR + 1.250% Floor 1.250% 06/25/2037	5.867%	646,843	451,416
Adjustable Rate Mortgage Trust(b)
CMO Series 2005-9 Class 5A3
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 11.000% 11/25/2035	5.257%	108,663	106,008
Alternative Loan Trust(c)
CMO Series 2005-43 Class 1A
10/25/2035	3.568%	190,188	164,911
Alternative Loan Trust(b)
CMO Series 2005-59 Class 1A1
1-month USD LIBOR + 0.660% Floor 0.660%, Cap 11.000% 11/20/2035	3.376%	761,924	687,409
CMO Series 2007-OH3 Class A1B
1-month USD LIBOR + 0.440% Floor 0.440%, Cap 10.000% 09/25/2047	5.057%	460,973	390,418
American Home Mortgage Investment Trust(b)
CMO Series 2005-1 Class 6A
6-month USD LIBOR + 2.000% Floor 2.000% 06/25/2045	7.271%	99,366	97,889
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-1 Class A1
01/25/2049	3.805%	58,550	54,351
Banc of America Funding Trust(b)
CMO Series 2005-B Class 3M1
1-month USD LIBOR + 0.675% Floor 0.450%, Cap 11.000% 04/20/2035	5.273%	173,582	170,913
Banc of America Funding Trust(a),(c)
Subordinated CMO Series 2014-R6 Class 2A13
07/26/2036	4.766%	558,272	540,139
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bear Stearns Alt-A Trust(b)
CMO Series 2004-6 Class M1
1-month USD LIBOR + 0.825% Floor 0.825%, Cap 11.500% 07/25/2034	5.442%	160,647	162,813
Bear Stearns Mortgage Funding Trust(b)
CMO Series 2006-AR3 Class 1A1
1-month USD LIBOR + 0.180% Floor 0.180%, Cap 10.500% 10/25/2036	4.797%	292,282	242,526
CMO Series 2006-AR4 Class A1
1-month USD LIBOR + 0.210% Floor 0.210%, Cap 10.500% 12/25/2036	4.827%	396,558	354,313
CMO Series 2007-AR3 Class 21A1
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 10.500% 04/25/2037	4.917%	311,445	271,080
Centex Home Equity Loan Trust(b)
CMO Series 2005-A Class M1
1-month USD LIBOR + 0.720% Floor 0.480% 01/25/2035	5.337%	264,941	261,771
CMO Series 2005-D Class M4
1-month USD LIBOR + 0.915% Floor 0.610% 10/25/2035	5.532%	376,621	375,664
CIM Trust(a),(c)
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	447,557	393,183
Citigroup Mortgage Loan Trust, Inc.(c)
CMO Series 2006-AR2 Class 1A1
03/25/2036	4.097%	244,729	189,474
Citigroup Mortgage Loan Trust, Inc.(b)
CMO Series 2006-WFH3 Class M2
1-month USD LIBOR + 0.450% Floor 0.450% 10/25/2036	5.067%	300,576	297,433
COLT Mortgage Loan Trust(a),(c)
CMO Series 2022-5 Class A1
04/25/2067	4.550%	90,172	86,878
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M1
30-day Average SOFR + 1.000% 12/25/2041	5.484%	46,541	46,209
CMO Series 2022-R03 Class 1M1
30-day Average SOFR + 2.100% 03/25/2042	6.584%	23,293	23,391
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	7.984%	500,000	513,030

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	27

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-R04 Class 1M1
30-day Average SOFR + 2.000% 03/25/2042	6.484%	42,699	42,719
CMO Series 2022-R05 Class 2M2
30-day Average SOFR + 3.000% 04/25/2042	7.484%	455,000	451,425
CMO Series 2022-R06 Class 1M1
30-day Average SOFR + 2.750% 05/25/2042	7.234%	83,720	85,077
CMO Series 2022-R09 Class 2M1
30-day Average SOFR + 2.500% 09/25/2042	6.993%	175,544	176,366
CMO Series 2023-R01 Class 1M1
30-day Average SOFR + 2.400% 12/25/2042	6.884%	127,302	128,212
Subordinated CMO Series 2022-R01 Class 1B1
30-day Average SOFR + 3.150% 12/25/2041	7.634%	511,000	486,952
Countrywide Asset-Backed Certificates(b)
CMO Series 2007-13 Class 2A1
1-month USD LIBOR + 0.900% Floor 0.900% 10/25/2047	5.517%	139,994	130,922
CMO Series 2007-13 Class 2A2
1-month USD LIBOR + 0.800% Floor 0.800% 10/25/2047	5.417%	278,291	260,258
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2019-NQM1 Class A1
10/25/2059	2.656%	18,968	18,139
CSMC Trust(a),(c)
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	650,248	627,604
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	1,347,010	1,192,995
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2004-10 Class MV4
1-month USD LIBOR + 1.575% Floor 1.575% 12/25/2034	6.192%	885,976	798,758
CMO Series 2005-14 Class M2
1-month USD LIBOR + 0.705% Floor 0.470% 04/25/2036	5.322%	4,023	4,020
CMO Series 2005-17 Class MV1
1-month USD LIBOR + 0.460% Floor 0.460% 05/25/2036	5.307%	240,522	237,519
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	140,625	135,338
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF4 Class A3
1-month USD LIBOR + 0.280% Floor 0.560% 03/25/2036	4.897%	119,431	118,211
First Horizon Mortgage Pass-Through Trust(c)
CMO Series 2005-AR4 Class 2A1
10/25/2035	3.979%	131,905	123,244
First NLC Trust(b)
CMO Series 2005-4 Class A4
1-month USD LIBOR + 0.780% Floor 0.390%, Cap 14.000% 02/25/2036	5.397%	274,622	266,540
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2022-DNA3 Class M1A
30-day Average SOFR + 2.000% 04/25/2042	6.484%	157,943	158,649
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	6.684%	192,286	194,075
CMO Series 2022-DNA4 Class M1B
30-day Average SOFR + 3.350% 05/25/2042	7.834%	285,000	289,210
CMO Series 2022-DNA7 Class M1A
30-day Average SOFR + 2.500% 03/25/2052	6.984%	151,935	153,239
CMO Series 2022-HQA1 Class M1B
30-day Average SOFR + 3.500% 03/25/2042	7.984%	90,000	91,914
CMO Series 2022-HQA3 Class M1B
30-day Average SOFR + 3.550% 08/25/2042	8.034%	130,000	131,498
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	6.634%	193,054	193,657
GCAT Trust(a),(c)
CMO Series 2022-NQM4 Class A1
08/25/2067	5.269%	96,236	95,070
GE-WMC Asset-Backed Pass-Through Certificates(b)
CMO Series 2005-1 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 10/25/2035	5.277%	318,754	306,078
GMACM Mortgage Loan Trust(c)
CMO Series 2006-AR1 Class 1A1
04/19/2036	3.240%	418,295	317,005

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
28	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2020-RPL1 Class M2
07/25/2059	3.843%	800,000	644,958
GSAMP Trust(b)
CMO Series 2005-WMC3 Class A2C
1-month USD LIBOR + 0.660% Floor 0.330% 12/25/2035	5.277%	810,000	774,909
CMO Series 2006-HE7 Class A2D
1-month USD LIBOR + 0.230% Floor 0.230% 10/25/2046	5.077%	104,561	103,204
CMO Series 2007-FM2 Class A1
1-month USD LIBOR + 0.140% Floor 0.140% 01/25/2037	4.757%	785,712	463,119
HarborView Mortgage Loan Trust(b)
CMO Series 2007-6 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 10.500% 08/19/2037	4.798%	482,662	397,342
Home Equity Mortgage Loan Asset-Backed Trust(b)
CMO Series 2005-D Class AII4
1-month USD LIBOR + 0.700% Floor 0.350% 03/25/2036	5.317%	92,154	90,753
HSI Asset Securitization Corp. Trust(b)
CMO Series 2005-I1 Class 2A4
1-month USD LIBOR + 0.780% Floor 0.390% 11/25/2035	5.397%	592,997	528,954
CMO Series 2006-HE2 Class 1A
1-month USD LIBOR + 0.260% Floor 0.260% 12/25/2036	4.877%	1,196,936	498,095
Impac CMB Trust(b)
CMO Series 2004-8 Class 2A1 (FGIC)
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 11.000% 10/25/2034	5.317%	214,669	210,748
Impac Secured Assets Trust(b)
CMO Series 2006-5 Class 1A1C
1-month USD LIBOR + 0.540% Floor 0.270%, Cap 11.500% 02/25/2037	5.157%	548,574	489,081
IndyMac INDX Mortgage Loan Trust(b)
CMO Series 2006-AR2 Class 1A1A
1-month USD LIBOR + 0.440% Floor 0.220% 04/25/2046	5.057%	695,656	574,849
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR2 Class 1A1B
1-month USD LIBOR + 0.420% Floor 0.420% 04/25/2046	5.037%	641,286	529,748
JPMorgan Alternative Loan Trust(b)
CMO Series 2006-A1 Class 1A1
1-month USD LIBOR + 0.460% Floor 0.230%, Cap 11.500% 03/25/2036	5.077%	469,783	438,272
CMO Series 2007-S1 Class A2
1-month USD LIBOR + 0.680% Floor 0.340%, Cap 11.500% 04/25/2047	5.297%	161,435	152,466
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month USD LIBOR + 0.585% Floor 0.585% 05/25/2035	3.553%	258,511	252,017
CMO Series 2007-HE1 Class AV4
1-month USD LIBOR + 0.280% Floor 0.280% 03/25/2047	4.897%	1,103,000	1,014,293
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	651,960	650,535
Lehman Mortgage Trust
CMO Series 2006-1 Class 1A5
02/25/2036	5.500%	521,789	269,285
Lehman XS Trust(b)
CMO Series 2006-15 Class A4
1-month USD LIBOR + 0.340% Floor 0.170% 10/25/2036	4.957%	476,786	427,717
CMO Series 2006-2N Class 2A1
1-year MTA + 1.010% Floor 1.010% 02/25/2036	5.158%	468,638	404,121
CMO Series 2007-16N Class 2A2
1-month USD LIBOR + 1.700% Floor 1.700% 09/25/2047	6.317%	549,098	459,014
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 2A3
1-month USD LIBOR + 0.160% Floor 0.160% 11/25/2036	4.937%	1,580,993	481,705
CMO Series 2006-4 Class 1A
1-month USD LIBOR + 0.300% Floor 0.300% 05/25/2036	4.917%	1,010,941	580,381

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	29

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mastr Asset Backed Securities Trust(b)
CMO Series 2005-WF1 Class M6
1-month USD LIBOR + 0.990% Floor 0.660% 06/25/2035	5.607%	672,400	657,428
Morgan Stanley ABS Capital I, Inc. Trust(b)
CMO Series 2005-WMC1 Class M3
1-month USD LIBOR + 0.780% Floor 0.780% 01/25/2035	5.397%	277,576	267,151
CMO Series 2007-HE2 Class A2B
1-month USD LIBOR + 0.090% Floor 0.090% 01/25/2037	4.707%	1,235,035	606,724
CMO Series 2007-NC3 Class A2D
1-month USD LIBOR + 0.260% Floor 0.260% 05/25/2037	4.766%	703,560	496,751
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-5AR Class 1M6
1-month USD LIBOR + 1.250% Floor 0.750% 09/25/2035	5.867%	500,000	477,749
NMLT Trust(a),(c)
CMO Series 2021-INV1 Class A1
05/25/2056	1.185%	818,883	675,286
Nomura Resecuritization Trust(a),(c)
CMO Series 2014-3R Class 3A9
11/26/2035	3.753%	2,914	2,910
OBX Trust(a),(c)
CMO Series 2021-NQM3 Class A1
07/25/2061	1.054%	638,735	492,607
Option One Mortgage Loan Trust(b)
CMO Series 2005-2 Class M1
1-month USD LIBOR + 0.660% Floor 0.660% 05/25/2035	5.277%	329,196	326,086
CMO Series 2007-5 Class 2A2
1-month USD LIBOR + 0.170% Floor 0.170% 05/25/2037	4.676%	882,240	479,136
CMO Series 2007-5 Class 2A3
1-month USD LIBOR + 0.230% Floor 0.230% 05/25/2037	4.736%	1,606,201	841,339
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2022-4 Class A2
08/25/2027	5.000%	615,000	498,065
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%	720,000	652,181
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RALI Series Trust(b)
CMO Series 2006-QA6 Class A3
1-month USD LIBOR + 0.380% Floor 0.190% 07/25/2036	4.997%	330,684	286,206
CMO Series 2007-QH6 Class A1
1-month USD LIBOR + 0.190% Floor 0.190% 07/25/2037	4.997%	313,981	280,964
RALI Trust(b)
CMO Series 2006-QO10 Class A1
1-month USD LIBOR + 0.320% Floor 0.160% 01/25/2037	4.937%	602,919	508,760
RAMP Trust(b)
CMO Series 2006-RZ2 Class M1
1-month USD LIBOR + 0.495% Floor 0.330%, Cap 14.000% 05/25/2036	5.112%	535,720	524,010
RFMSI Trust
CMO Series 2006-S10 Class 1A1
10/25/2036	6.000%	567,478	453,749
Soundview Home Loan Trust(b)
CMO Series 2006-OPT5 Class 1A1
1-month USD LIBOR + 0.140% Floor 0.140% 07/25/2036	4.897%	312,588	295,483
Structured Adjustable Rate Mortgage Loan Trust(b)
CMO Series 2005-19XS Class 2A1
1-month USD LIBOR + 0.300% Floor 0.300% 10/25/2035	4.917%	467	468
Series 2007-4 Class 1A2
1-month USD LIBOR + 0.440% Floor 0.220% 05/25/2037	5.057%	385,135	331,564
Structured Asset Investment Loan Trust(b)
CMO Series 2004-6 Class A3
1-month USD LIBOR + 0.800% Floor 0.800% 07/25/2034	5.417%	371,404	358,629
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR8 Class A1A
1-month USD LIBOR + 0.400% Floor 0.200%, Cap 10.500% 10/25/2036	5.017%	302,859	258,458
Structured Asset Securities Corp Mortgage Loan Trust(b)
CMO Series 2005-2XS Class M1
1-month USD LIBOR + 0.705% Floor 0.470%, Cap 11.000% 02/25/2035	5.322%	756,186	719,115

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
30	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thornburg Mortgage Securities Trust(b)
CMO Series 2004-3 Class A
1-month USD LIBOR + 0.740% Floor 0.370%, Cap 11.000% 09/25/2034	5.246%	337,915	305,052
Towd Point Mortgage Trust(a),(b)
CMO Series 2017-5 Class A1
1-month USD LIBOR + 0.600% 02/25/2057	5.217%	83,835	83,539
Towd Point Mortgage Trust(a),(c)
Subordinated CMO Series 2017-2 Class B1
04/25/2057	4.106%	760,000	685,067
Verus Securitization Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	2.724%	161,724	144,264
CMO Series 2022-4 Class A2
04/25/2067	4.720%	173,706	162,113
CMO Series 2022-8 Class A3
09/25/2067	6.127%	97,459	95,855
CMO Series 2022-INV1 Class A1
08/25/2067	5.041%	96,377	93,971
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A4
1-month USD LIBOR + 0.230% Floor 0.230% 01/25/2037	4.847%	1,125,960	513,981
WaMu Mortgage Pass-Through Certificates(b)
CMO Series 2005-AR8 Class 2AC2
1-month USD LIBOR + 0.920% Floor 0.460%, Cap 10.500% 07/25/2045	5.537%	357,524	328,517
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2007-OA4 Class 1A
1-year MTA + 0.770% Floor 0.770% 05/25/2047	3.908%	570,873	453,012
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust(b)
CMO Series 2006-AR2 Class A1A
1-year MTA + 0.940% Floor 0.940% 04/25/2046	4.078%	217,306	179,174
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $39,608,742)			37,066,843

Rights 0.0%
Issuer	Shares	Value ($)
Health Care 0.0%
Health Care Equipment & Supplies 0.0%
Abiomed, Inc., CVR(d),(e),(h),(q)	15,541	23,311
Rights (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.0%
Cincor Pharma, Inc.(d),(e),(h),(q)	44,405	136,097
Total Health Care		159,408
Total Rights (Cost $135,474)		159,408

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.2%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(m),(r)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	9.558%	205,000	209,799
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(b),(r)
Term Loan
1-month USD LIBOR + 5.250% Floor 1.000% 06/21/2027	9.996%	225,000	234,056
United AirLines, Inc.(b),(m),(r)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	8.568%	463,409	461,963
Total			905,818
Restaurants 0.0%
KFC Holding Co./Yum! Brands(b),(r)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	6.348%	75	75
Total Senior Loans (Cost $907,551)			905,893

Treasury Bills 1.7%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.7%
U.S. Treasury Bills
04/20/2023	4.460%	1,355,000	1,346,607
05/25/2023	4.690%	1,925,000	1,903,968
06/01/2023	4.770%	1,790,000	1,768,513
06/08/2023	4.740%	1,190,000	1,174,744
07/06/2023	4.850%	555,000	545,718
07/27/2023	4.870%	1,135,000	1,112,889

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	31

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Treasury Bills (continued)
Issuer	Yield	Principal Amount ($)	Value ($)
08/10/2023	4.950%	1,385,000	1,355,070
Total			9,207,509
Total Treasury Bills (Cost $9,211,446)			9,207,509

U.S. Treasury Obligations 2.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
02/28/2026	0.500%	230,000	204,502
01/31/2027	1.500%	1,050,000	943,606
05/31/2027	2.625%	230,000	215,230
03/31/2029	2.375%	580,000	525,670
02/15/2032	1.875%	396,000	335,548
05/15/2032	2.875%	2,620,000	2,410,400
08/15/2032	2.750%	1,065,000	968,152
02/15/2033	3.500%	1,815,000	1,755,445
02/15/2042	2.375%	1,165,000	896,140
11/15/2042	2.750%	175,000	142,188
02/15/2049	3.000%	1,800,000	1,506,656
02/15/2050	2.000%	1,243,000	840,773
08/15/2052	3.000%	550,000	463,031
02/15/2053	3.500%	1,390,000	1,324,192
Total U.S. Treasury Obligations (Cost $13,246,319)			12,531,533

Options Purchased Calls 0.0%
Value ($)
(Cost $2,839)	560

Options Purchased Puts 0.0%

(Cost $62,620)	26,842

Money Market Funds 39.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(s),(t)	214,305,925	214,220,203
Total Money Market Funds (Cost $214,213,567)		214,220,203
Total Investments in Securities (Cost $576,345,255)		552,754,691

Investments in Securities Sold Short

Common Stocks (1.0)%
Issuer	Shares	Value ($)
Communication Services (0.1)%
Entertainment (0.1)%
Activision Blizzard, Inc.	(5,600)	(427,000)
Total Communication Services		(427,000)
Energy (0.1)%
Oil, Gas & Consumable Fuels (0.1)%
Baytex Energy Corp.(h)	(57,297)	(220,874)
Total Energy		(220,874)
Financials (0.0)%
Capital Markets (0.0)%
IntercontinentalExchange Group, Inc.	(1,763)	(179,473)
Total Financials		(179,473)
Health Care (0.0)%
Health Care Equipment & Supplies (0.0)%
NuVasive, Inc.(h)	(2,794)	(120,785)
Total Health Care		(120,785)
Industrials (0.2)%
Commercial Services & Supplies (0.1)%
IAA, Inc.(h)	(9,955)	(407,259)
Machinery (0.1)%
Xylem, Inc.	(8,500)	(872,525)
Total Industrials		(1,279,784)
Information Technology (0.6)%
Semiconductors & Semiconductor Equipment (0.6)%
Broadcom, Inc.	(4,466)	(2,654,099)
MaxLinear, Inc.(h)	(9,225)	(315,587)
Total		(2,969,686)
Total Information Technology		(2,969,686)
Total Common Stocks (Proceeds $4,944,004)		(5,197,602)
Total Investments in Securities Sold Short (Proceeds $4,944,004)		(5,197,602)
Total Investments in Securities, Net of Securities Sold Short		547,557,089
Other Assets & Liabilities, Net		(11,174,596)
Net Assets		536,382,493

At February 28, 2023, securities and/or cash totaling $34,325,073 were pledged as collateral.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
32	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
477,614 AUD	524,084 NZD	ANZ Securities	03/15/2023	2,498	—
248,897 AUD	167,796 USD	ANZ Securities	03/15/2023	228	—
189,174 CAD	225,205 NZD	ANZ Securities	03/15/2023	590	—
762,885 NZD	643,890 CAD	ANZ Securities	03/15/2023	244	—
4,080,495 NZD	2,593,249 USD	ANZ Securities	03/15/2023	70,225	—
177,136 EUR	1,906,741 NOK	Barclays	03/15/2023	—	(3,771)
769,115 GBP	937,102 USD	Barclays	03/15/2023	11,738	—
180,154 USD	150,588 GBP	Barclays	03/15/2023	1,026	—
368,750 USD	50,154,425 JPY	Barclays	03/15/2023	330	—
196,325 USD	263,364 SGD	Barclays	03/15/2023	—	(950)
75,000 USD	99,951 CAD	BMO Capital Markets Corp.	03/15/2023	—	(1,740)
385,000 AUD	259,285 USD	BNY Capital Markets	03/15/2023	87	—
59,722 EUR	63,400 USD	BNY Capital Markets	03/15/2023	179	—
450,000 NOK	43,376 USD	BNY Capital Markets	03/15/2023	12	—
145,000 AUD	101,640 USD	CIBC	03/15/2023	4,020	—
522,647 NZD	335,102 USD	CIBC	03/15/2023	11,943	—
557,179 SGD	421,163 USD	CIBC	03/15/2023	7,821	—
584,025 USD	794,023 CAD	CIBC	03/15/2023	—	(2,038)
775,193 USD	1,034,547 SGD	CIBC	03/15/2023	—	(7,717)
716,421 AUD	785,604 NZD	Citi	03/15/2023	3,424	—
1,602,686 CAD	1,907,213 NZD	Citi	03/15/2023	4,550	—
377,127 CAD	445,636 NZD	Citi	03/15/2023	—	(877)
7,437,726 JPY	75,000 CAD	Citi	03/15/2023	239	—
115,961,907 JPY	889,831 USD	Citi	03/15/2023	36,482	—
187,706 NOK	17,470 EUR	Citi	03/15/2023	405	—
72,500 NZD	6,036,379 JPY	Citi	03/15/2023	—	(407)
387,555 NZD	249,543 USD	Citi	03/15/2023	9,912	—
2,262,085 USD	2,054,112 EUR	Citi	03/15/2023	—	(87,643)
1,871,318 USD	247,704,619 JPY	Citi	03/15/2023	—	(48,492)
389,560 USD	632,226 NZD	Citi	03/15/2023	1,353	—
534,177 USD	836,907 NZD	Citi	03/15/2023	—	(16,706)
594,858 USD	796,215 SGD	Citi	03/15/2023	—	(4,187)
45,030,704 TWD	1,500,000 USD	Deutsche Bank	03/01/2023	22,106	—
100,000 USD	522,819 BRL	Deutsche Bank	03/02/2023	—	(139)
1,868,572,272 KRW	1,500,000 USD	Deutsche Bank	03/08/2023	87,088	—
1,800,000 USD	2,253,933,327 KRW	Deutsche Bank	03/09/2023	—	(95,540)
4,597,023,863 KRW	3,600,000 USD	Deutsche Bank	03/17/2023	121,023	—
16,573,857 INR	200,000 USD	Deutsche Bank	03/21/2023	—	(201)
896,194,661 KRW	700,000 USD	Deutsche Bank	03/21/2023	21,513	—
75,000 CAD	7,431,000 JPY	Goldman Sachs	03/15/2023	—	(288)
507,277 CAD	603,549 NZD	Goldman Sachs	03/15/2023	1,369	—
5,140,800 CAD	3,818,649 USD	Goldman Sachs	03/15/2023	50,649	—
3,867,500 CAD	2,830,600 USD	Goldman Sachs	03/15/2023	—	(4,123)
350,754 EUR	3,809,380 NOK	Goldman Sachs	03/15/2023	—	(4,213)
3,711,700 EUR	3,960,261 USD	Goldman Sachs	03/15/2023	31,131	—
226,900 EUR	239,657 USD	Goldman Sachs	03/15/2023	—	(535)
4,131,900 GBP	5,077,909 USD	Goldman Sachs	03/15/2023	106,600	—
33,183,799 JPY	257,339 USD	Goldman Sachs	03/15/2023	13,143	—
23,038,765 MXN	1,198,495 USD	Goldman Sachs	03/15/2023	—	(57,416)
9,235,700 SEK	899,884 USD	Goldman Sachs	03/15/2023	16,964	—
531,900 SEK	50,296 USD	Goldman Sachs	03/15/2023	—	(553)
53,527 USD	75,000 AUD	Goldman Sachs	03/15/2023	—	(3,034)
365,261 USD	491,800 CAD	Goldman Sachs	03/15/2023	—	(4,791)
2,544,640 USD	2,353,354 EUR	Goldman Sachs	03/15/2023	—	(53,427)
906,150 USD	753,200 GBP	Goldman Sachs	03/15/2023	65	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	33

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,074,677 USD	2,512,100 GBP	Goldman Sachs	03/15/2023	—	(52,235)
471,868 USD	61,275,770 JPY	Goldman Sachs	03/15/2023	—	(20,948)
20,480 USD	218,200 SEK	Goldman Sachs	03/15/2023	379	—
105,360 USD	1,089,300 SEK	Goldman Sachs	03/15/2023	—	(1,225)
597,798 USD	799,616 SGD	Goldman Sachs	03/15/2023	—	(4,605)
477,614 AUD	523,687 NZD	HSBC	03/15/2023	2,253	—
177,136 EUR	1,902,331 NOK	HSBC	03/15/2023	—	(4,196)
107,843 EUR	113,870 USD	HSBC	03/15/2023	—	(290)
497,289 SGD	378,132 USD	HSBC	03/15/2023	9,219	—
72,500 USD	97,450 CAD	HSBC	03/15/2023	—	(1,073)
952,587 USD	1,266,472 SGD	HSBC	03/15/2023	—	(13,059)
1,500,000 USD	45,549,950 TWD	JPMorgan	03/01/2023	—	(5,064)
520,305 BRL	100,000 USD	JPMorgan	03/02/2023	619	—
762,572,298 KRW	600,000 USD	JPMorgan	03/03/2023	23,658	—
600,000 USD	737,745,816 KRW	JPMorgan	03/03/2023	—	(42,421)
328,437,200 INR	4,000,000 USD	JPMorgan	03/06/2023	28,208	—
4,000,000 USD	330,757,372 INR	JPMorgan	03/06/2023	—	(150)
337,751,850 INR	4,100,000 USD	JPMorgan	03/08/2023	16,183	—
4,100,000 USD	339,660,576 INR	JPMorgan	03/08/2023	6,896	—
1,500,000 USD	1,909,264,797 KRW	JPMorgan	03/08/2023	—	(56,319)
2,310,606,054 KRW	1,800,000 USD	JPMorgan	03/09/2023	52,683	—
75,000 CAD	7,486,567 JPY	JPMorgan	03/15/2023	121	—
75,000 CAD	1,068,722 MXN	JPMorgan	03/15/2023	3,287	—
99,748 CAD	75,000 USD	JPMorgan	03/15/2023	1,889	—
530,257 EUR	5,715,470 NOK	JPMorgan	03/15/2023	—	(10,553)
3,586,765 EUR	3,861,171 USD	JPMorgan	03/15/2023	64,294	—
96,287,006 JPY	736,250 USD	JPMorgan	03/15/2023	27,687	—
1,057,461 MXN	75,000 CAD	JPMorgan	03/15/2023	—	(2,673)
1,405,571 MXN	75,000 USD	JPMorgan	03/15/2023	—	(1,622)
3,802,107 NOK	353,729 EUR	JPMorgan	03/15/2023	8,064	—
11,472 NZD	7,437 USD	JPMorgan	03/15/2023	344	—
72,500 USD	97,264 CAD	JPMorgan	03/15/2023	—	(1,209)
972,949 USD	893,223 EUR	JPMorgan	03/15/2023	—	(27,401)
112,500 USD	2,082,715 MXN	JPMorgan	03/15/2023	1,035	—
968,578 USD	1,294,968 SGD	JPMorgan	03/15/2023	—	(7,909)
3,600,000 USD	4,663,369,315 KRW	JPMorgan	03/17/2023	—	(70,813)
331,064,000 INR	4,000,000 USD	JPMorgan	03/21/2023	974	—
339,935,100 INR	4,100,000 USD	JPMorgan	03/21/2023	—	(6,183)
3,499,469,703 KRW	2,700,000 USD	JPMorgan	03/21/2023	50,639	—
45,442,257 TWD	1,500,000 USD	JPMorgan	03/21/2023	14,238	—
3,400,000 USD	4,473,812,550 KRW	JPMorgan	03/21/2023	—	(12,988)
3,000,000 AUD	2,092,546 USD	JPMorgan	03/31/2023	71,555	—
6,887,037 CAD	7,400,000 AUD	JPMorgan	03/31/2023	—	(63,581)
6,111,945 CAD	4,250,000 EUR	JPMorgan	03/31/2023	23,071	—
4,700,000 CAD	3,508,374 USD	JPMorgan	03/31/2023	62,937	—
8,874 CHF	7,910 GBP	JPMorgan	03/31/2023	65	—
21,770,176 CNH	3,200,000 USD	JPMorgan	03/31/2023	61,443	—
500,000 EUR	772,781 AUD	JPMorgan	03/31/2023	—	(9,237)
4,250,000 EUR	4,183,844 CHF	JPMorgan	03/31/2023	—	(46,266)
200,000 EUR	77,217,198 HUF	JPMorgan	03/31/2023	1,654	—
3,375,000 EUR	3,640,836 USD	JPMorgan	03/31/2023	64,475	—
3,375,000 GBP	5,895,841 AUD	JPMorgan	03/31/2023	—	(90,089)
757,910 GBP	842,671 CHF	JPMorgan	03/31/2023	—	(14,417)
2,920,434 GBP	3,300,000 EUR	JPMorgan	03/31/2023	—	(17,935)
1,750,000 GBP	2,133,086 USD	JPMorgan	03/31/2023	26,915	—
155,806,820 HUF	400,000 EUR	JPMorgan	03/31/2023	—	(7,104)
7,041,455 ILS	2,000,000 USD	JPMorgan	03/31/2023	70,792	—
201,527,348 JPY	2,200,000 AUD	JPMorgan	03/31/2023	—	(4,499)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
34	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
356,194,490 JPY	3,600,000 CAD	JPMorgan	03/31/2023	11,602	—
215,865,120 JPY	1,500,000 CHF	JPMorgan	03/31/2023	5,719	—
198,276,820 JPY	1,400,000 EUR	JPMorgan	03/31/2023	20,945	—
239,952,390 JPY	1,500,000 GBP	JPMorgan	03/31/2023	35,290	—
299,636,100 JPY	3,600,000 NZD	JPMorgan	03/31/2023	15,729	—
200,000,000 JPY	1,522,964 USD	JPMorgan	03/31/2023	47,671	—
7,500,000 MXN	405,166 USD	JPMorgan	03/31/2023	—	(2,367)
44,763,551 NOK	4,125,000 EUR	JPMorgan	03/31/2023	53,671	—
42,500,000 NOK	42,844,501 SEK	JPMorgan	03/31/2023	410	—
5,000,000 NOK	5,021,720 SEK	JPMorgan	03/31/2023	—	(1,752)
28,578,143 NOK	2,800,000 USD	JPMorgan	03/31/2023	43,643	—
8,808,462 NZD	8,000,000 AUD	JPMorgan	03/31/2023	—	(57,218)
800,000 NZD	66,832,112 JPY	JPMorgan	03/31/2023	—	(1,679)
2,887,754 PLN	600,000 EUR	JPMorgan	03/31/2023	—	(11,940)
9,822,115 PLN	2,200,000 USD	JPMorgan	03/31/2023	—	(3,149)
44,391,178 SEK	4,000,000 EUR	JPMorgan	03/31/2023	—	(8,870)
2,556,207 SEK	2,500,000 NOK	JPMorgan	03/31/2023	—	(3,463)
24,664,769 SEK	2,400,000 USD	JPMorgan	03/31/2023	39,979	—
60,115,667 TRY	3,100,000 USD	JPMorgan	03/31/2023	—	(34,521)
3,289,442 USD	3,000,000 CHF	JPMorgan	03/31/2023	—	(93,362)
900,000 USD	325,015,839 HUF	JPMorgan	03/31/2023	—	(992)
4,065,492 USD	76,000,000 MXN	JPMorgan	03/31/2023	64,181	—
126,733 USD	200,000 NZD	JPMorgan	03/31/2023	—	(3,067)
8,600,000 USD	11,405,256 SGD	JPMorgan	03/31/2023	—	(135,457)
28,633,233 ZAR	1,600,000 USD	JPMorgan	03/31/2023	44,993	—
4,471,564,400 KRW	3,400,000 USD	JPMorgan	04/03/2023	10,814	—
100,000 USD	523,647 BRL	JPMorgan	04/04/2023	—	(640)
477,614 AUD	523,713 NZD	Morgan Stanley	03/15/2023	2,268	—
510,657 CAD	606,648 NZD	Morgan Stanley	03/15/2023	807	—
376,909 CAD	445,636 NZD	Morgan Stanley	03/15/2023	—	(717)
1,471,250 EUR	1,595,832 USD	Morgan Stanley	03/15/2023	38,397	—
145,000 GBP	174,641 USD	Morgan Stanley	03/15/2023	184	—
81,408,327 JPY	625,463 USD	Morgan Stanley	03/15/2023	26,390	—
1,065,798 MXN	75,000 CAD	Morgan Stanley	03/15/2023	—	(3,128)
4,902,506 MXN	266,218 USD	Morgan Stanley	03/15/2023	—	(1,032)
1,903,674 NOK	178,297 EUR	Morgan Stanley	03/15/2023	5,295	—
136,406 NZD	88,452 USD	Morgan Stanley	03/15/2023	4,110	—
4,454,639 SGD	3,352,100 USD	Morgan Stanley	03/15/2023	47,437	—
53,228 USD	75,000 AUD	Morgan Stanley	03/15/2023	—	(2,734)
1,679,499 USD	1,541,029 EUR	Morgan Stanley	03/15/2023	—	(48,197)
561,295 USD	73,410,887 JPY	Morgan Stanley	03/15/2023	—	(21,074)
14,495 USD	149,857 NOK	Morgan Stanley	03/15/2023	—	(54)
60,795 USD	81,543 SGD	Morgan Stanley	03/15/2023	—	(302)
32,590,930 JPY	257,381 USD	National Australia Bank	03/15/2023	17,549	—
272,704 NOK	26,341 USD	National Australia Bank	03/15/2023	62	—
477,614 AUD	524,464 NZD	RBC Capital Markets	03/15/2023	2,733	—
75,000 CAD	1,065,525 MXN	RBC Capital Markets	03/15/2023	3,113	—
1,041,492 CAD	778,996 USD	RBC Capital Markets	03/15/2023	15,624	—
1,918,311 NOK	176,198 EUR	RBC Capital Markets	03/15/2023	1,663	—
274,305 USD	374,253 CAD	RBC Capital Markets	03/15/2023	8	—
567,756 USD	514,854 EUR	RBC Capital Markets	03/15/2023	—	(22,741)
455,495 USD	727,500 NZD	RBC Capital Markets	03/15/2023	—	(5,672)
152,769 EUR	162,849 USD	Standard Chartered	03/15/2023	1,131	—
6,027,070 JPY	72,500 NZD	Standard Chartered	03/15/2023	475	—
72,500 NZD	457,027 NOK	Standard Chartered	03/15/2023	—	(787)
27,522 SGD	20,600 USD	Standard Chartered	03/15/2023	183	—
100,000 EUR	105,896 USD	State Street	03/15/2023	38	—
7,458,000 JPY	75,000 CAD	State Street	03/15/2023	90	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	35

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Forward foreign currency exchange contracts (continued)
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,511,825 MXN	185,404 USD	State Street	03/15/2023	—	(6,036)
11,850,358 NOK	1,194,483 USD	State Street	03/15/2023	52,533	—
3,981,435 NZD	2,529,525 USD	State Street	03/15/2023	67,752	—
499,906 SGD	378,132 USD	State Street	03/15/2023	7,278	—
320,022 USD	436,790 CAD	State Street	03/15/2023	128	—
257,238 USD	33,417,402 JPY	State Street	03/15/2023	—	(11,324)
205,827 USD	3,989,391 MXN	State Street	03/15/2023	11,646	—
231,081 USD	368,125 NZD	State Street	03/15/2023	—	(3,465)
376,661 USD	499,810 SGD	State Street	03/15/2023	—	(5,878)
485,000 EUR	513,583 USD	TD Securities	03/15/2023	172	—
525,375 AUD	576,268 NZD	UBS	03/15/2023	2,609	—
96,439 CAD	72,500 USD	UBS	03/15/2023	1,814	—
531,184 EUR	5,802,528 NOK	UBS	03/15/2023	—	(3,144)
3,688,267 EUR	3,969,140 USD	UBS	03/15/2023	64,815	—
9,383,892 JPY	72,500 USD	UBS	03/15/2023	3,445	—
3,803,284 NOK	350,898 EUR	UBS	03/15/2023	4,953	—
464,747 NOK	72,500 NZD	UBS	03/15/2023	43	—
1,090,000 NZD	931,089 CAD	UBS	03/15/2023	8,490	—
12,694 NZD	8,244 USD	UBS	03/15/2023	395	—
280,000 NZD	173,092 USD	UBS	03/15/2023	—	(36)
Total				2,122,811	(1,489,650)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
3-Month Copper	6	05/2023	USD	1,344,150	31,633	—
Amsterdam Index	7	03/2023	EUR	1,055,432	—	(20,582)
Amsterdam Index	16	03/2023	EUR	2,412,416	—	(32,458)
Brazilian Real	29	03/2023	USD	551,290	—	(8,776)
British Pound	1	03/2023	USD	75,356	—	(501)
CAC40 Index	65	03/2023	EUR	4,730,050	1,552	—
CAC40 Index	17	03/2023	EUR	1,237,090	—	(1,338)
Cocoa	3	05/2023	USD	83,670	4,323	—
Cocoa	13	05/2023	USD	362,570	574	—
Cocoa	3	05/2023	GBP	63,870	476	—
Cocoa	4	05/2023	USD	111,560	—	(459)
Cocoa	1	07/2023	USD	27,880	1,478	—
Cocoa	1	07/2023	GBP	21,090	1,263	—
Copper	6	05/2023	USD	613,425	653	—
Copper	20	05/2023	USD	2,044,750	—	(10,525)
Copper	1	06/2023	USD	224,075	—	(8,378)
Copper	1	07/2023	USD	102,275	686	—
Corn	21	05/2023	USD	661,763	—	(47,334)
Corn	6	07/2023	USD	186,675	—	(13,288)
Corn	3	12/2023	USD	85,463	—	(5,319)
Crude Palm Oil	1	05/2023	MYR	103,550	—	(172)
DAX Index	9	03/2023	EUR	3,466,350	44,601	—
DAX Index	6	03/2023	EUR	2,310,900	33,118	—
DAX Index Mini	2	03/2023	EUR	154,060	5,913	—
DJIA Index E-mini	13	03/2023	USD	2,124,330	—	(84,725)
ECX Emissions EUA	6	12/2023	EUR	598,800	40,453	—
Euro FX	18	03/2023	USD	2,383,200	—	(72,272)
Euro STOXX 50 Index	103	03/2023	EUR	4,374,410	112,508	—
Euro STOXX 50 Index	60	03/2023	EUR	2,548,200	61,975	—
Euro STOXX 50 Index	1	03/2023	EUR	38,880	—	(561)
Euro STOXX Banks Index	61	03/2023	EUR	362,645	67,137	—
Euro/British Pound	1	03/2023	GBP	109,813	—	(388)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
36	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Feeder Cattle	1	04/2023	USD	97,538	473	—
FTSE 100 Index	99	03/2023	GBP	7,782,885	118,701	—
FTSE 100 Index	31	03/2023	GBP	2,437,065	110,951	—
FTSE China A50 Index	33	03/2023	USD	440,220	—	(5,561)
FTSE China A50 Index	104	03/2023	USD	1,387,360	—	(25,545)
FTSE Taiwan Index	1	03/2023	USD	54,050	—	(431)
FTSE Taiwan Index	26	03/2023	USD	1,405,300	—	(11,450)
FTSE/JSE Top 40 Index	22	03/2023	ZAR	15,774,880	4,467	—
FTSE/JSE Top 40 Index	1	03/2023	ZAR	717,040	—	(1,337)
FTSE/MIB Index	30	03/2023	EUR	4,126,500	264,555	—
FTSE/MIB Index	11	03/2023	EUR	1,513,050	115,663	—
FTSE/MIB Index Mini	1	03/2023	EUR	27,510	2,384	—
Gold	5	12/2023	JPY	39,680,000	—	(865)
Gold 100 oz.	2	04/2023	USD	367,340	—	(19,690)
IBEX 35 Index	26	03/2023	EUR	2,447,276	42,001	—
IBEX 35 Index	5	03/2023	EUR	470,630	6,420	—
Japanese Yen	1	03/2023	USD	91,994	24	—
KOSPI 200 Index Mini	2	03/2023	KRW	31,580,000	—	(621)
Live Cattle	44	04/2023	USD	2,912,360	71,246	—
Live Cattle	9	04/2023	USD	595,710	11,801	—
Live Cattle	2	06/2023	USD	129,080	3,446	—
Live Cattle	3	08/2023	USD	192,300	2,844	—
Live Cattle	1	10/2023	USD	65,740	1,148	—
Mexican Peso	230	03/2023	USD	6,262,900	506,897	—
Mexican Peso	2	03/2023	USD	54,460	1,878	—
MSCI EAFE Index	39	03/2023	USD	3,990,870	—	(125,897)
MSCI Singapore Index	35	03/2023	SGD	1,027,775	—	(16,375)
NASDAQ 100 Index E-mini	1	03/2023	USD	241,445	—	(9,751)
NASDAQ 100 Index E-mini	4	03/2023	USD	965,780	—	(42,248)
NASDAQ 100 Index Micro E-mini	1	03/2023	USD	24,145	900	—
Nickel	1	06/2023	USD	149,160	—	(13,173)
Nikkei 225 Index	10	03/2023	JPY	274,700,000	11,797	—
Nikkei 225 Index	9	03/2023	JPY	123,502,500	—	(2,035)
Nikkei 225 Index	8	03/2023	JPY	219,760,000	—	(4,279)
Nikkei 225 Index Mini	95	03/2023	JPY	260,965,000	—	(2,694)
OMXS30 Index	42	03/2023	SEK	9,357,600	—	(4,855)
OMXS30 Index	131	03/2023	SEK	29,186,800	—	(21,037)
RBOB Gasoline	7	03/2023	USD	776,748	10,976	—
Robusta Coffee	3	05/2023	USD	64,200	2,807	—
Russell 2000 Index E-mini	6	03/2023	USD	569,730	—	(7,543)
Russell 2000 Index E-mini	18	03/2023	USD	1,709,190	—	(66,263)
Russell 2000 Index Micro E-Mini	2	03/2023	USD	18,991	149	—
S&P 500 Index E-mini	3	03/2023	USD	596,325	—	(14,929)
S&P 500 Index E-mini	8	03/2023	USD	1,590,200	—	(56,818)
S&P Mid 400 Index E-mini	2	03/2023	USD	520,640	—	(9,423)
S&P Mid 400 Index E-mini	14	03/2023	USD	3,644,480	—	(81,141)
S&P/TSX 60 Index	6	03/2023	CAD	1,459,920	—	(17,606)
S&P/TSX 60 Index	19	03/2023	CAD	4,623,080	—	(55,811)
SGX CNX Nifty Index	21	03/2023	USD	730,758	—	(19,124)
SGX TSI Iron Ore China 62%	46	04/2023	USD	567,502	6,658	—
SGX TSI Iron Ore China 62%	16	04/2023	USD	197,392	297	—
SGX USD/CNH FX	1	03/2023	CNH	695,200	2,945	—
Soybean	11	05/2023	USD	813,450	—	(32,824)
Soybean	6	07/2023	USD	440,850	—	(18,688)
Soybean	41	07/2023	USD	3,012,475	—	(75,520)
Soybean	4	11/2023	USD	269,450	—	(9,721)
Soybean Meal	13	05/2023	USD	607,230	—	(17,599)
Soybean Meal	6	07/2023	USD	274,980	—	(8,323)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	37

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Meal	60	07/2023	USD	2,749,800	—	(15,681)
Soybean Oil	2	12/2023	USD	69,024	—	(3,208)
SPI 200 Index	9	03/2023	AUD	1,619,550	—	(17,230)
SPI 200 Index	53	03/2023	AUD	9,537,350	—	(101,301)
STOXX Europe 600 Bank Index	2	03/2023	EUR	16,945	3,474	—
STOXX Europe 600 Index	85	03/2023	EUR	1,959,250	45,118	—
STOXX Europe 600 Index	17	03/2023	EUR	391,850	10,933	—
Sugar #11	131	04/2023	USD	2,944,670	174,116	—
Sugar #11	13	04/2023	USD	292,219	3,206	—
Sugar #11	4	06/2023	USD	87,718	1,055	—
Sugar #11	2	09/2023	USD	43,613	712	—
Swiss Franc	1	03/2023	USD	133,094	—	(2,495)
Swiss Franc	8	03/2023	USD	1,064,750	—	(33,795)
Thai SET50 Index	119	03/2023	THB	22,986,040	—	(21,623)
TOPIX Index	34	03/2023	JPY	678,300,000	51,951	—
TOPIX Index	12	03/2023	JPY	239,400,000	13,024	—
TOPIX Index Mini	4	03/2023	JPY	7,980,000	508	—
U.S. Dollar Index	10	03/2023	USD	1,048,250	14,703	—
U.S. Treasury 2-Year Note	83	06/2023	USD	16,909,305	—	(49,041)
U.S. Treasury 5-Year Note	295	06/2023	USD	31,581,133	—	(85,222)
White Sugar #5	2	04/2023	USD	56,240	—	(232)
White Sugar #5	2	07/2023	USD	55,000	728	—
WIG 20 Index	5	03/2023	PLN	185,100	505	—
Yen Denominated Nikkei 225 Index	5	03/2023	JPY	68,562,500	3,857	—
Total					2,033,661	(1,436,081)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
1-Month SOFR	(1)	07/2023	USD	(394,615)	478	—
3-Month Aluminum	(2)	05/2023	USD	(118,650)	—	(1,441)
3-Month Euro Euribor	(265)	06/2023	EUR	(63,841,813)	98,449	—
3-Month Euro Euribor	(14)	03/2024	EUR	(3,365,425)	24,402	—
3-Month Euro Euribor	(3)	03/2025	EUR	(725,625)	5,714	—
3-Month Euro Euribor	(2)	03/2026	EUR	(485,200)	2,827	—
3-Month SOFR	(286)	09/2023	USD	(67,656,875)	301,355	—
3-Month SOFR	(43)	03/2024	USD	(10,185,625)	68,154	—
3-Month SONIA	(55)	09/2023	GBP	(13,111,313)	19,781	—
3-Month Zinc	(2)	05/2023	USD	(150,025)	—	(1,893)
90-Day AUD Bank Bill	(30)	06/2023	AUD	(29,691,050)	42	—
Australian 10-Year Bond	(28)	03/2023	AUD	(3,294,486)	66,279	—
Australian 10-Year Bond	(49)	03/2023	AUD	(5,765,351)	—	(3,154)
Australian 3-Year Bond	(153)	03/2023	AUD	(16,330,911)	34,410	—
Australian Dollar	(1)	03/2023	USD	(67,375)	2,689	—
Australian Dollar	(11)	03/2023	USD	(741,125)	702	—
Banker’s Acceptance	(51)	06/2023	CAD	(12,101,025)	14,041	—
Brent Crude	(5)	03/2023	USD	(417,250)	1,016	—
Brent Crude	(2)	03/2023	USD	(166,900)	—	(2,062)
Brent Crude	(6)	03/2023	USD	(500,700)	—	(10,684)
Brent Crude	(4)	04/2023	USD	(331,320)	1,016	—
Brent Crude	(4)	05/2023	USD	(329,320)	1,276	—
Brent Crude	(5)	10/2023	USD	(399,750)	2,325	—
British Pound	(43)	03/2023	USD	(3,240,319)	12,655	—
Canadian Dollar	(104)	03/2023	USD	(7,632,040)	55,894	—
Canadian Dollar	(1)	03/2023	USD	(73,385)	129	—
Canadian Government 10-Year Bond	(36)	06/2023	CAD	(4,373,280)	—	(11,499)
Canadian Government 10-Year Bond	(73)	06/2023	CAD	(8,868,040)	—	(22,308)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
38	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Canadian Government 5-Year Bond	(1)	06/2023	CAD	(111,710)	—	(171)
Canola	(4)	05/2023	CAD	(65,456)	500	—
Class III Milk	(1)	04/2023	USD	(36,060)	—	(402)
Coffee	(3)	05/2023	USD	(209,588)	—	(12,589)
Coffee	(1)	07/2023	USD	(69,338)	—	(3,321)
Consumer Staples Select Sector Index E-mini	(1)	03/2023	USD	(72,630)	169	—
Corn	(12)	07/2023	USD	(373,350)	4,327	—
Cotton	(17)	05/2023	USD	(714,255)	16,613	—
Cotton	(2)	05/2023	USD	(84,030)	620	—
Crude Oil E-mini	(3)	03/2023	USD	(115,575)	2,608	—
Crude Oil E-mini	(1)	03/2023	USD	(38,525)	—	(576)
Crude Palm Oil	(1)	04/2023	MYR	(103,225)	—	(1,331)
Euro FX	(1)	03/2023	USD	(132,400)	3,605	—
Euro FX	(1)	03/2023	USD	(66,200)	512	—
Euro FX Micro E-mini	(2)	03/2023	USD	(26,480)	173	—
Euro STOXX 50 Volatility Index Mini	(1)	03/2023	EUR	(1,945)	148	—
Euro-Bobl	(139)	03/2023	EUR	(16,010,020)	207,468	—
Euro-Bobl	(57)	03/2023	EUR	(6,565,260)	170,794	—
Euro-BTP	(23)	03/2023	EUR	(2,591,870)	82,575	—
Euro-BTP	(14)	03/2023	EUR	(1,577,660)	—	(20,703)
Euro-Bund	(23)	03/2023	EUR	(3,056,930)	174,001	—
Euro-Bund	(60)	03/2023	EUR	(7,974,600)	118,168	—
Euro-Buxl 30-Year	(24)	03/2023	EUR	(3,222,720)	147,590	—
Euro-Buxl 30-Year	(3)	03/2023	EUR	(402,840)	24,640	—
Eurodollar 90-Day	(11)	06/2023	USD	(2,597,925)	7,297	—
Eurodollar 90-Day	(2)	09/2023	USD	(471,675)	872	—
Eurodollar 90-Day	(14)	12/2023	USD	(3,307,150)	33,055	—
Eurodollar 90-Day	(1)	03/2024	USD	(237,025)	1,461	—
Eurodollar 90-Day	(6)	12/2024	USD	(1,438,800)	5,091	—
Eurodollar 90-Day	(2)	03/2026	USD	(481,900)	2,672	—
Eurodollar 90-Day	(1)	12/2026	USD	(241,100)	—	(739)
Euro-OAT	(85)	03/2023	EUR	(10,854,500)	202,499	—
Euro-OAT	(25)	03/2023	EUR	(3,192,500)	150,739	—
Euro-Schatz	(428)	03/2023	EUR	(44,931,440)	554,088	—
Euro-Schatz	(150)	03/2023	EUR	(15,747,000)	200,871	—
Gas Oil	(3)	04/2023	USD	(247,500)	—	(6,303)
Gas Oil	(4)	04/2023	USD	(330,000)	—	(15,786)
Gas Oil	(3)	05/2023	USD	(242,850)	—	(3,378)
Gas Oil	(1)	06/2023	USD	(79,775)	—	(626)
Gas Oil	(2)	07/2023	USD	(158,150)	—	(852)
Gold 100 oz.	(7)	04/2023	USD	(1,285,690)	—	(9,692)
Gold E-micro	(1)	04/2023	USD	(18,367)	—	(47)
Indian Rupee	(1)	03/2023	USD	(24,184)	—	(73)
Indian Rupee	(51)	03/2023	USD	(1,233,384)	—	(3,398)
Industrials Select Sector Index	(1)	03/2023	USD	(101,760)	9	—
Japanese 10-Year Government Bond	(5)	03/2023	JPY	(733,250,000)	—	(811)
Japanese Yen	(56)	03/2023	USD	(5,151,650)	61,523	—
KLCI Index	(2)	03/2023	MYR	(143,800)	—	(14)
Korea 3-Year Bond	(152)	03/2023	KRW	(15,669,680,000)	127,569	—
Lean Hogs	(33)	04/2023	USD	(1,124,310)	31,254	—
Lean Hogs	(6)	04/2023	USD	(204,420)	497	—
Lean Hogs	(1)	06/2023	USD	(40,690)	898	—
Long Gilt	(37)	06/2023	GBP	(3,698,520)	21,198	—
Long Gilt	(14)	06/2023	GBP	(1,399,440)	13,339	—
Lumber	(2)	05/2023	USD	(95,832)	—	(6,044)
Maize	(3)	06/2023	EUR	(41,175)	1,650	—
Milling Wheat	(11)	05/2023	EUR	(151,663)	5,074	—
Milling Wheat	(2)	09/2023	EUR	(27,150)	355	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	39

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	(6)	03/2023	USD	(613,980)	3,721	—
MSCI Emerging Markets Index	(2)	03/2023	USD	(96,290)	647	—
MSCI Emerging Markets Index	(3)	03/2023	USD	(144,435)	471	—
MSCI Singapore Index	(6)	03/2023	SGD	(176,190)	2,904	—
Natural Gas	(6)	03/2023	USD	(164,820)	—	(20,540)
Natural Gas	(80)	03/2023	USD	(2,197,600)	—	(199,154)
Natural Gas	(8)	04/2023	USD	(229,040)	—	(28,063)
Natural Gas	(2)	05/2023	USD	(60,720)	—	(6,433)
Natural Gas	(1)	09/2023	USD	(33,100)	8,848	—
Natural Gas E-mini	(5)	03/2023	USD	(34,338)	—	(4,391)
New Zealand Dollar	(1)	03/2023	USD	(61,890)	—	(296)
New Zealand Dollar	(11)	03/2023	USD	(680,790)	—	(2,234)
Nikkei 225 Index	(1)	03/2023	USD	(137,125)	—	(1,177)
Norwegian Krone	(19)	03/2023	USD	(3,666,620)	93,060	—
NY Harbor ULSD Heat Oil	(4)	03/2023	USD	(471,341)	6,856	—
NY Harbor ULSD Heat Oil	(1)	03/2023	USD	(117,835)	—	(4,265)
NY Harbor ULSD Heat Oil	(2)	04/2023	USD	(231,353)	3,819	—
NY Harbor ULSD Heat Oil	(2)	05/2023	USD	(227,858)	3,277	—
Oat	(1)	05/2023	USD	(16,750)	585	—
Palladium	(3)	06/2023	USD	(426,270)	27,866	—
Palladium	(1)	06/2023	USD	(142,090)	3,688	—
Platinum	(1)	04/2023	USD	(47,775)	—	(422)
Primary Aluminum	(7)	06/2023	USD	(417,200)	9,779	—
Rapeseed	(2)	04/2023	EUR	(52,825)	1,773	—
Rapeseed	(1)	04/2023	EUR	(26,413)	—	(332)
Rapeseed	(1)	07/2023	EUR	(26,450)	1,974	—
RBOB Gasoline	(2)	03/2023	USD	(221,928)	—	(1,053)
RBOB Gasoline	(1)	04/2023	USD	(110,544)	—	(1,925)
RBOB Gasoline	(2)	05/2023	USD	(218,173)	—	(142)
Rubber	(1)	07/2023	JPY	(1,111,000)	50	—
Short Term Euro-BTP	(31)	03/2023	EUR	(3,261,820)	45,638	—
Short Term Euro-BTP	(84)	03/2023	EUR	(8,838,480)	25,817	—
Silver	(1)	05/2023	USD	(105,355)	—	(1,207)
Silver	(12)	05/2023	USD	(1,264,260)	—	(3,273)
South African Rand	(130)	03/2023	USD	(3,536,000)	144,250	—
South African Rand	(1)	03/2023	USD	(27,200)	1,724	—
Soybean Oil	(6)	05/2023	USD	(216,144)	7,505	—
Soybean Oil	(3)	07/2023	USD	(107,550)	4,127	—
Soybean Oil	(9)	07/2023	USD	(322,650)	1,111	—
Swedish Krona	(16)	03/2023	USD	(3,064,960)	—	(6,939)
U.S. Long Bond	(40)	06/2023	USD	(5,008,750)	11,132	—
U.S. Long Bond	(19)	06/2023	USD	(2,379,156)	9,144	—
U.S. Treasury 10-Year Note	(115)	06/2023	USD	(12,840,469)	3,555	—
U.S. Treasury 10-Year Note	(45)	06/2023	USD	(5,024,531)	2,897	—
U.S. Treasury 2-Year Note	(233)	06/2023	USD	(47,468,289)	138,379	—
U.S. Treasury 2-Year Note	(110)	06/2023	USD	(22,409,922)	65,478	—
U.S. Treasury 5-Year Note	(207)	06/2023	USD	(22,160,320)	42,618	—
U.S. Treasury 5-Year Note	(66)	06/2023	USD	(7,065,609)	11,350	—
U.S. Treasury Ultra 10-Year Note	(76)	06/2023	USD	(8,906,250)	64,358	—
U.S. Treasury Ultra 10-Year Note	(28)	06/2023	USD	(3,281,250)	1,084	—
U.S. Treasury Ultra 10-Year Note	(61)	06/2023	USD	(7,148,438)	—	(9,681)
U.S. Treasury Ultra 10-Year Note	(75)	06/2023	USD	(8,789,063)	—	(25,276)
U.S. Treasury Ultra Bond	(6)	06/2023	USD	(810,375)	3,931	—
U.S. Treasury Ultra Bond	(1)	06/2023	USD	(135,063)	154	—
U.S. Treasury Ultra Bond	(23)	06/2023	USD	(3,106,438)	—	(8,456)
U.S. Treasury Ultra Bond	(42)	06/2023	USD	(5,672,625)	—	(31,814)
Volatility Index	(2)	03/2023	USD	(4,156)	271	—
Volatility Index	(1)	03/2023	USD	(20,776)	—	(27)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
40	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Wheat	(14)	05/2023	USD	(493,850)	40,532	—
Wheat	(4)	05/2023	USD	(162,550)	12,253	—
Wheat	(38)	07/2023	USD	(1,356,125)	118,251	—
Wheat	(5)	07/2023	USD	(201,625)	18,719	—
Wheat	(1)	07/2023	USD	(35,688)	2,223	—
Wheat	(3)	12/2023	USD	(111,150)	11,231	—
WTI Crude	(2)	03/2023	USD	(154,100)	1,328	—
WTI Crude	(3)	03/2023	USD	(231,150)	—	(285)
WTI Crude	(25)	03/2023	USD	(1,926,250)	—	(20,509)
WTI Crude	(1)	04/2023	USD	(77,190)	1,249	—
WTI Crude	(4)	04/2023	USD	(308,760)	—	(2,466)
WTI Crude	(4)	05/2023	USD	(308,560)	664	—
WTI Crude	(1)	06/2023	USD	(76,900)	2,599	—
WTI Crude	(2)	06/2023	USD	(153,800)	947	—
WTI Crude	(3)	11/2023	USD	(223,770)	—	(1,645)
Total					4,053,993	(521,902)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
NuVasive, Inc.	Goldman Sachs	USD	121,044	28	50.00	03/17/2023	2,839	560

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Horizon Therapeutics PLC	Goldman Sachs	USD	394,164	36	85.00	05/19/2023	2,485	2,250
Momentive Global, Inc.	Goldman Sachs	USD	754,170	1,093	6.00	04/21/2023	60,135	24,592
Total							62,620	26,842

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.390%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	09/28/2025	USD	12,000,000	(732,722)	—	—	—	(732,722)
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Citi	09/28/2053	USD	1,000,000	291,061	—	—	291,061	—
Total							(441,661)	—	—	291,061	(732,722)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	4.971%
Notes to Consolidated Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $88,158,692, which represents 16.44% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 28, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2023.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $9,072,513, which represents 1.69% of total net assets.
(e)	Valuation based on significant unobservable inputs.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	41

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Consolidated Portfolio of Investments  (continued)
(f)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(g)	Represents a security purchased on a when-issued basis.
(h)	Non-income producing investment.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	This security or a portion of this security has been pledged as collateral in connection with investments sold short.
(k)	Zero coupon bond.
(l)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(m)	Represents a security purchased on a forward commitment basis.
(n)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2023.
(o)	Represents a security in default.
(p)	Principal and interest may not be guaranteed by a governmental entity.
(q)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $159,408, which represents 0.03% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Abiomed, Inc., CVR	12/21/2022	15,541	—	23,311
Cincor Pharma, Inc.	01/09/2023-02/23/2023	44,405	135,474	136,097
			135,474	159,408

(r)	The stated interest rate represents the weighted average interest rate at February 28, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(s)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(t)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	186,518,946	244,762,550	(217,077,152)	15,859	214,220,203	3,842	3,725,057	214,305,925
Abbreviation Legend
ADR	American Depositary Receipt
BAM	Build America Mutual Assurance Co.
BNY	Bank of New York
CMO	Collateralized Mortgage Obligation
CVR	Contingent Value Rights
FGIC	Financial Guaranty Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
42	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Abbreviation Legend  (continued)
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNH	Yuan Offshore Renminbi
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the consolidated financial statements – Security valuation.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	43

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	13,136,659	119,883	13,256,542
Commercial Mortgage-Backed Securities - Agency	—	1,906,001	—	1,906,001
Commercial Mortgage-Backed Securities - Non-Agency	—	14,368,767	—	14,368,767
Common Stocks
Communication Services	13,064,552	—	0*	13,064,552
Consumer Discretionary	3,786,482	—	776,208	4,562,690
Consumer Staples	—	—	0*	0*
Energy	423,300	—	—	423,300
Financials	8,192,118	143,398	—	8,335,516
Health Care	14,741,788	1,851,297	—	16,593,085
Industrials	14,874,286	1,367,278	—	16,241,564
Information Technology	19,468,718	—	8,017,014	27,485,732
Materials	1,670,786	—	—	1,670,786
Real Estate	1,320,221	—	—	1,320,221
Utilities	4,184,600	839,444	—	5,024,044
Total Common Stocks	81,726,851	4,201,417	8,793,222	94,721,490
Convertible Bonds	—	2,847,598	—	2,847,598
Convertible Preferred Stocks
Communication Services	—	539,707	—	539,707
Health Care	—	105,996	—	105,996
Utilities	—	1,712,663	—	1,712,663
Total Convertible Preferred Stocks	—	2,358,366	—	2,358,366
Corporate Bonds & Notes	—	87,243,762	—	87,243,762
Foreign Government Obligations	—	30,715,892	—	30,715,892
Limited Partnerships
Energy	4,107,392	—	—	4,107,392
Total Limited Partnerships	4,107,392	—	—	4,107,392
Municipal Bonds	—	977,379	—	977,379
Preferred Debt	195,154	—	—	195,154
Preferred Stocks
Financials	299,466	—	—	299,466
Total Preferred Stocks	299,466	—	—	299,466
Residential Mortgage-Backed Securities - Agency	—	25,638,091	—	25,638,091
Residential Mortgage-Backed Securities - Non-Agency	—	37,066,843	—	37,066,843
Rights
Health Care	—	—	159,408	159,408
Total Rights	—	—	159,408	159,408
Senior Loans	—	905,893	—	905,893
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
44	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Treasury Bills	—	9,207,509	—	9,207,509
U.S. Treasury Obligations	—	12,531,533	—	12,531,533
Options Purchased Calls	560	—	—	560
Options Purchased Puts	26,842	—	—	26,842
Money Market Funds	214,220,203	—	—	214,220,203
Total Investments in Securities	300,576,468	243,105,710	9,072,513	552,754,691
Investments in Securities Sold Short
Common Stocks
Communication Services	(427,000)	—	—	(427,000)
Energy	(220,874)	—	—	(220,874)
Financials	(179,473)	—	—	(179,473)
Health Care	(120,785)	—	—	(120,785)
Industrials	(1,279,784)	—	—	(1,279,784)
Information Technology	(2,969,686)	—	—	(2,969,686)
Total Common Stocks	(5,197,602)	—	—	(5,197,602)
Total Investments in Securities Sold Short	(5,197,602)	—	—	(5,197,602)
Total Investments in Securities, Net of Securities Sold Short	295,378,866	243,105,710	9,072,513	547,557,089
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,122,811	—	2,122,811
Futures Contracts	6,087,654	—	—	6,087,654
Swap Contracts	—	291,061	—	291,061
Liability
Forward Foreign Currency Exchange Contracts	—	(1,489,650)	—	(1,489,650)
Futures Contracts	(1,957,983)	—	—	(1,957,983)
Swap Contracts	—	(732,722)	—	(732,722)
Total	299,508,537	243,297,210	9,072,513	551,878,260

*	Rounds to zero.
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 02/28/2023 ($)
Asset-Backed Securities — Non-Agency	—	—	—	—	119,883	—	—	—	119,883
Common Stocks	10,610,268	—	105,455	10,747	1,061,714	(10,249,689)	7,254,727	—	8,793,222
Residential Mortgage-Backed Securities — Non-Agency	556,698	—	—	—	—	—	—	(556,698)	—
Rights	21,310	—	59,852	2,625	135,473	(59,852)	—	—	159,408
Senior Loans	138,649	(8)	(23,588)	12,375	—	(127,428)	—	—	—
Common Stocks - Investments Sold Short	(20,890)	—	—	—	20,890	—	—	—	—
Total	11,306,035	(8)	141,719	25,747	1,337,960	(10,436,969)	7,254,727	(556,698)	9,072,513
(a) Change in unrealized appreciation (depreciation) relating to securities held at February 28, 2023 was $116,814, which is comprised of Common Stocks of $92,879 and Rights of $23,935.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	45

Consolidated Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain common shares and rights classified as Level 3 securities are valued using an income approach and considered estimates of future distributions from the company. Significant increases (decreases) to any of these estimates would have resulted in a significantly higher (lower) fair value measurement.
Certain asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) valuation measurement.
Financial Assets were transferred from Level 1 to Level 3 due to lack of an active market. As a result, as of period end, management determined to fair value the securities under consistently applied procedures established by and under the general supervision of the Board of Trustees.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
46	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $362,066,229)	$338,507,086
Affiliated issuers (cost $214,213,567)	214,220,203
Options purchased (cost $65,459)	27,402
Cash	13,406
Foreign currency (cost $109,704)	109,659
Cash collateral held at broker for:
Forward foreign currency exchange contracts	1,950,000
Other(a)	4,817,439
Margin deposits on:
Futures contracts	18,942,270
Swap contracts	274,283
Unrealized appreciation on forward foreign currency exchange contracts	2,122,811
Receivable for:
Investments sold	2,807,786
Investments sold on a delayed delivery basis	6,988,372
Capital shares sold	514,020
Dividends	759,201
Interest	1,799,972
Foreign tax reclaims	37,139
Variation margin for futures contracts	845,106
Variation margin for swap contracts	2,397
Prepaid expenses	4,833
Trustees’ deferred compensation plan	83,282
Other assets	12,225
Total assets	594,838,892
Liabilities
Securities sold short, at value (proceeds $4,944,004)	5,197,602
Unrealized depreciation on forward foreign currency exchange contracts	1,489,650
Cash collateral due to broker for:
TBA	268,000
Payable for:
Investments purchased	18,829,597
Investments purchased on a delayed delivery basis	30,608,364
Capital shares purchased	958,877
Dividends and interest on securities sold short	2,805
Variation margin for futures contracts	876,405
Variation margin for swap contracts	1,251
Management services fees	16,137
Transfer agent fees	40,336
Compensation of board members	17,827
Compensation of chief compliance officer	50
Other expenses	66,216
Trustees’ deferred compensation plan	83,282
Total liabilities	58,456,399
Net assets applicable to outstanding capital stock	$536,382,493
Represented by
Paid in capital	624,739,415
Total distributable earnings (loss)	(88,356,922)
Total - representing net assets applicable to outstanding capital stock	$536,382,493
Institutional Class
Net assets	$536,382,493
Shares outstanding	58,910,702
Net asset value per share	$9.11

(a)	Includes collateral related to options purchased, forward foreign currency exchange contracts and securities sold short.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	47

Consolidated Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$919,800
Dividends — affiliated issuers	3,725,057
Interest	4,990,306
Interfund lending	930
Foreign taxes withheld	(10,617)
Total income	9,625,476
Expenses:
Management services fees	2,880,855
Transfer agent fees
Institutional Class	291,528
Compensation of board members	12,586
Custodian fees	46,932
Printing and postage fees	22,512
Registration fees	26,136
Audit fees	25,342
Legal fees	9,787
Interest on collateral	90
Compensation of chief compliance officer	50
Other	9,858
Total expenses	3,325,676
Net investment income	6,299,800
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(3,015,150)
Investments — affiliated issuers	3,842
Foreign currency translations	(442,094)
Forward foreign currency exchange contracts	(881,091)
Futures contracts	788,743
Options purchased	(372,134)
Options contracts written	(60,692)
Securities sold short	325,506
Swap contracts	7,502
Net realized loss	(3,645,568)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	186,286
Investments — affiliated issuers	15,859
Foreign currency translations	65,746
Forward foreign currency exchange contracts	(1,623,373)
Futures contracts	(251,815)
Options purchased	96,521
Options contracts written	(14,670)
Securities sold short	(265,509)
Swap contracts	(203,583)
Net change in unrealized appreciation (depreciation)	(1,994,538)
Net realized and unrealized loss	(5,640,106)
Net increase in net assets resulting from operations	$659,694
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
48	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Consolidated Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$6,299,800	$2,467,772
Net realized gain (loss)	(3,645,568)	31,428,278
Net change in unrealized appreciation (depreciation)	(1,994,538)	(20,081,146)
Net increase in net assets resulting from operations	659,694	13,814,904
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(37,236,968)	(7,521,528)
Total distributions to shareholders	(37,236,968)	(7,521,528)
Increase in net assets from capital stock activity	38,590,887	3,155,658
Total increase in net assets	2,013,613	9,449,034
Net assets at beginning of period	534,368,880	524,919,846
Net assets at end of period	$536,382,493	$534,368,880

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	6,997,427	66,117,232	13,339,999	128,899,389
Distributions reinvested	4,119,134	37,236,968	797,617	7,521,528
Redemptions	(6,764,880)	(64,763,313)	(13,831,115)	(133,265,259)
Net increase	4,351,681	38,590,887	306,501	3,155,658
Total net increase	4,351,681	38,590,887	306,501	3,155,658
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	49

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31,
		2022	2021	2020	2019	2018
Per share data
Net asset value, beginning of period	$9.79	$9.68	$9.38	$9.36	$9.08	$9.03
Income (loss) from investment operations:
Net investment income	0.11	0.05	0.02	0.08	0.22	0.11
Net realized and unrealized gain (loss)	(0.09)	0.20	0.36	0.13	0.19	(0.06)
Total from investment operations	0.02	0.25	0.38	0.21	0.41	0.05
Distributions to shareholders
Distributions from net investment income	(0.67)	(0.14)	(0.08)	(0.19)	(0.13)	—
Distributions from net realized gains	(0.03)	—	—	—	—	—
Total distributions to shareholders	(0.70)	(0.14)	(0.08)	(0.19)	(0.13)	—
Net asset value, end of period	$9.11	$9.79	$9.68	$9.38	$9.36	$9.08
Total return	0.26%	2.60%	4.12%	2.34%	4.62%	0.55%
Ratios to average net assets
Total gross expenses(a)	1.27%(b),(c),(d)	1.31%(c),(d)	1.36%(c),(d)	1.39%(c)	1.27%(c)	1.34%(c)
Total net expenses(a),(e)	1.27%(b),(c),(d)	1.31%(c),(d)	1.36%(c),(d)	1.39%(c)	1.27%(c)	1.34%(c)
Net investment income	2.40%(b)	0.47%	0.23%	0.91%	2.43%	1.18%
Supplemental data
Net assets, end of period (in thousands)	$536,382	$534,369	$524,920	$480,367	$502,726	$570,839
Portfolio turnover	103%	171%	203%	188%	226%	256%

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Annualized.
(c)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, annualized expenses would have been lower by:

Class	2/28/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Institutional Class	—%	0.04%	0.10%	0.10%	—%	0.07%

(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
50	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Multi-Manager Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
ASGM Offshore Fund, Ltd. and ASMF Offshore Fund, Ltd. (each, a Subsidiary) are each a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. Each Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of each Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiaries, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and each respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and each Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At February 28, 2023, each Subsidiary’s financial statement information is as follows:
	ASGM Offshore Fund, Ltd.	ASMF Offshore Fund, Ltd.
% of consolidated fund net assets	1.37%	1.71%
Net assets	$7,336,477	$9,161,863
Net investment income (loss)	102,578	91,502
Net realized gain (loss)	(2,341,209)	(3,159,794)
Net change in unrealized appreciation (depreciation)	(333,510)	(35,973)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiaries on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates, and to group retirement plan recordkeeping platforms that have an agreement with (i) Columbia Management Investment Distributors, Inc. or an affiliate thereof that specifically authorizes the group retirement plan recordkeeper to offer and/or service Institutional 3 Class shares within such platform, provided also that Fund shares are held in an omnibus account and (ii) Wilshire Associates, appointed or serving as investment manager or consultant to the recordkeeper’s group retirement platform. The Fund does not currently offer Institutional 3 Class shares. The Fund offers the share class listed in the Consolidated Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	51

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
52	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Consolidated Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	53

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to generate total return through long and short currency positions versus the U.S. dollar and to generate alpha. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Consolidated Statement of Assets and Liabilities.
54	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market, the commodities market, the government bond market, the currency market and to generate alpha. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	55

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to gain exposure to or protect itself from market rate changes. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
56	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,142,502*
Equity risk	Investments, at value — Options Purchased	27,402
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,122,811
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	903,363*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,307,454*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	291,061*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	734,335*
Total		8,528,928

Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	883,810*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,489,650
Foreign exchange risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	131,167*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	268,875*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	732,722*
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	674,131*
Total		4,180,355

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	57

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(5,389,698)	—	—	—	(5,389,698)
Equity risk	—	(2,774,219)	(60,692)	(372,134)	7,519	(3,199,526)
Foreign exchange risk	(881,091)	1,297,284	—	—	—	416,193
Interest rate risk	—	7,655,376	—	—	(17)	7,655,359
Total	(881,091)	788,743	(60,692)	(372,134)	7,502	(517,672)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Commodity-related investment risk	—	(372,271)	—	—	—	(372,271)
Equity risk	—	249,020	(14,670)	96,521	(11,482)	319,389
Foreign exchange risk	(1,623,373)	(1,168,271)	—	—	—	(2,791,644)
Interest rate risk	—	1,039,707	—	—	(192,101)	847,606
Total	(1,623,373)	(251,815)	(14,670)	96,521	(203,583)	(1,996,920)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	158,135,752
Futures contracts — short	533,872,001

Derivative instrument	Average value ($)
Options contracts — purchased	58,685*
Options contracts — written	(47,245)**

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	2,343,541*	(3,145,103)*
Interest rate swap contracts	276,656*	(648,653)*
Total return swap contracts	1,393**	(1,524)**

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
**	Based on the ending daily outstanding amounts for the six months ended February 28, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the
58	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Consolidated Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	59

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Consolidated Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Consolidated Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Consolidated Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Consolidated Statement of Operations. A short position is reported as a liability at fair value in the Consolidated Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Consolidated Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
60	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2023:
	ANZ Securities ($)	Barclays ($)	BNY Capital Markets ($)	BMO Capital Markets Corp. ($)	Citi ($) (a)	Citi ($) (a)	CIBC ($)	Deutsche Bank ($)	Goldman Sachs ($) (a)	Goldman Sachs ($) (a)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	2,397	-	-	-	-	-
Forward foreign currency exchange contracts	73,785	13,094	278	-	-	56,365	23,784	251,730	205,788	14,512
Options purchased calls	-	-	-	-	-	-	-	-	560	-
Options purchased puts	-	-	-	-	-	-	-	-	26,842	-
Total assets	73,785	13,094	278	-	2,397	56,365	23,784	251,730	233,190	14,512
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	1,251	-	-	-	-	-
Forward foreign currency exchange contracts	-	4,721	-	1,740	-	158,312	9,755	95,880	93,301	114,092
Securities borrowed	-	-	-	-	-	-	-	-	5,197,602	-
Total liabilities	-	4,721	-	1,740	1,251	158,312	9,755	95,880	5,290,903	114,092
Total financial and derivative net assets	73,785	8,373	278	(1,740)	1,146	(101,947)	14,029	155,850	(5,057,713)	(99,580)
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	-	(5,057,713)	-
Net amount (d)	73,785	8,373	278	(1,740)	1,146	(101,947)	14,029	155,850	-	(99,580)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.

	HSBC ($)	JPMorgan ($) (a)	JPMorgan ($) (a)	Morgan Stanley ($)	National Australia Bank ($)	RBC Capital Markets ($)	Standard Chartered ($)	State Street ($)	TD Securities ($)	UBS ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	-	-	-	2,397
Forward foreign currency exchange contracts	11,472	971,652	106,721	124,888	17,611	23,141	1,789	139,465	172	86,564	2,122,811
Options purchased calls	-	-	-	-	-	-	-	-	-	-	560
Options purchased puts	-	-	-	-	-	-	-	-	-	-	26,842
Total assets	11,472	971,652	106,721	124,888	17,611	23,141	1,789	139,465	172	86,564	2,152,610
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	-	-	-	-	1,251
Forward foreign currency exchange contracts	18,618	805,543	51,367	77,238	-	28,413	787	26,703	-	3,180	1,489,650
Securities borrowed	-	-	-	-	-	-	-	-	-	-	5,197,602
Total liabilities	18,618	805,543	51,367	77,238	-	28,413	787	26,703	-	3,180	6,688,503
Total financial and derivative net assets	(7,146)	166,109	55,354	47,650	17,611	(5,272)	1,002	112,762	172	83,384	(4,535,893)
Total collateral received (pledged) (c)	-	-	-	-	-	-	-	-	-	-	(5,057,713)
Net amount (d)	(7,146)	166,109	55,354	47,650	17,611	(5,272)	1,002	112,762	172	83,384	521,820

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Consolidated Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	61

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Consolidated Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
62	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.95% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 1.10% of the Fund’s average daily net assets.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	63

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with AlphaSimplex Group, LLC, Crabel Capital Management, LLC, Manulife Investment Management (US) LLC, TCW Investment Management Company LLC and Water Island Capital, LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.11
64	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	1.37%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
571,401,000	11,451,000	(30,974,000)	(19,523,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	(8,594,898)	(8,594,898)
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	65

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $341,680,461 and $356,235,072, respectively, for the six months ended February 28, 2023, of which $164,918,505 and $155,106,455, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,433,333	4.18	6
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or
66	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign currency risk
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	67

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and
68	Multi-Manager Alternative Strategies Fund | Semiannual Report 2023

Notes to Consolidated Financial Statements  (continued)
February 28, 2023 (Unaudited)
thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short selling risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Alternative Strategies Fund | Semiannual Report 2023	69

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Multi-Manager Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR100_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Balanced Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Balanced Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Balanced Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks high total return by investing in common stocks and debt securities.
Portfolio management
Guy Pope, CFA
Lead Portfolio Manager
Managed Fund since 1997
Jason Callan
Portfolio Manager
Managed Fund since 2018
Gregory Liechty
Portfolio Manager
Managed Fund since 2011
Ronald Stahl, CFA
Portfolio Manager
Managed Fund since 2005
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	-0.96	-10.30	5.93	7.58
	Including sales charges		-6.65	-15.45	4.68	6.95
Advisor Class		11/08/12	-0.82	-10.06	6.19	7.85
Class C	Excluding sales charges	10/13/03	-1.30	-10.94	5.14	6.79
	Including sales charges		-2.25	-11.80	5.14	6.79
Institutional Class		10/01/91	-0.81	-10.05	6.20	7.85
Institutional 2 Class		03/07/11	-0.81	-10.03	6.24	7.93
Institutional 3 Class		11/08/12	-0.78	-9.97	6.29	7.98
Class R		09/27/10	-1.08	-10.52	5.67	7.32
Blended Benchmark			0.07	-8.16	6.39	7.93
S&P 500 Index			1.26	-7.69	9.82	12.25
Bloomberg U.S. Aggregate Bond Index			-2.13	-9.72	0.53	1.12
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedle.com/investor/ or calling 800.345.6611.
The Blended Benchmark is a weighted custom composite consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Balanced Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Asset-Backed Securities — Non-Agency	6.5
Commercial Mortgage-Backed Securities - Non-Agency	6.3
Common Stocks	51.2
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	6.5
Exchange-Traded Equity Funds	1.7
Foreign Government Obligations	0.0(a)
Money Market Funds	6.0
Residential Mortgage-Backed Securities - Agency	11.0
Residential Mortgage-Backed Securities - Non-Agency	10.4
Senior Loans	0.0(a)
U.S. Treasury Obligations	0.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4	Columbia Balanced Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.40	1,020.13	4.64	4.71	0.94
Advisor Class	1,000.00	1,000.00	991.80	1,021.37	3.41	3.46	0.69
Class C	1,000.00	1,000.00	987.00	1,016.41	8.33	8.45	1.69
Institutional Class	1,000.00	1,000.00	991.90	1,021.37	3.41	3.46	0.69
Institutional 2 Class	1,000.00	1,000.00	991.90	1,021.57	3.21	3.26	0.65
Institutional 3 Class	1,000.00	1,000.00	992.20	1,021.82	2.96	3.01	0.60
Class R	1,000.00	1,000.00	989.20	1,018.89	5.87	5.96	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Balanced Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 7.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACM Auto Trust(a)
Subordinated Series 2022-1A Class C
04/20/2029	5.480%	10,625,000	10,502,401
ALM Ltd.(a),(b)
Series 2022-20A Class A2
3-month Term SOFR + 2.000% Floor 2.000% 07/15/2037	6.658%	8,450,000	8,459,540
American Credit Acceptance Receivables Trust(a)
Series 2020-1 Class D
03/13/2026	2.390%	12,809,225	12,679,314
Subordinated Series 2021-1 Class C
03/15/2027	0.830%	4,804,432	4,722,977
Subordinated Series 2021-2 Class E
07/13/2027	2.540%	3,850,000	3,566,036
Apidos CLO XI(a),(b)
Series 2012-11A Class BR3
3-month USD LIBOR + 1.650% Floor 1.650% 04/17/2034	6.442%	12,575,000	12,303,569
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class A1B
3-month USD LIBOR + 1.150% Floor 1.150% 01/20/2031	5.958%	5,925,000	5,797,079
Aqua Finance Trust(a)
Series 2021-A Class A
07/17/2046	1.540%	3,746,581	3,337,707
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	7.832%	3,025,000	2,794,096
ARES XLVII CLO Ltd.(a),(b)
Series 2018-47A Class B
3-month USD LIBOR + 1.450% Floor 1.450% 04/15/2030	6.242%	3,450,000	3,363,712
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class C
07/15/2030	2.300%	2,100,000	1,924,501
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-7A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 01/22/2035	6.465%	15,750,000	15,260,474
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2018-1A Class A1
3-month USD LIBOR + 1.000% 04/20/2031	5.808%	3,450,000	3,420,606
Barings CLO Ltd.(a),(b)
Series 2018-4A Class B
3-month USD LIBOR + 1.700% Floor 1.700% 10/15/2030	6.492%	22,000,000	21,724,956
Basswood Park CLO Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.000% Floor 1.000% 04/20/2034	5.808%	6,725,000	6,593,143
Carbone CLO Ltd.(a),(b)
Series 2017-1A Class A1
3-month USD LIBOR + 1.140% Floor 1.140% 01/20/2031	5.948%	12,000,000	11,916,828
Carlyle CLO Ltd.(a),(b)
Series C17A Class CR
3-month USD LIBOR + 2.800% Floor 2.800% 04/30/2031	7.602%	1,925,000	1,754,470
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month USD LIBOR + 1.400% 01/20/2030	6.208%	2,000,000	1,942,474
Carlyle US CLO Ltd.(a),(b)
Series 2016-4A Class A2R
3-month USD LIBOR + 1.450% Floor 1.450% 10/20/2027	6.258%	21,575,000	21,232,130
Carmax Auto Owner Trust
Subordinated Series 2021-1 Class C
12/15/2026	0.940%	1,650,000	1,492,037
Cascade Funding Mortgage Trust(a)
CMO Series 2021-GRN1 Class A
03/20/2041	1.100%	3,395,483	3,126,720
Crossroads Asset Trust(a)
Subordinated Series 2021-A Class B
06/20/2025	1.120%	1,175,000	1,158,232
Drive Auto Receivables Trust
Subordinated Series 2020-2 Class D
05/15/2028	3.050%	1,875,000	1,831,265
Subordinated Series 2021-2 Class D
03/15/2029	1.390%	22,110,000	20,592,182
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden CLO Ltd.(a),(b)
Series 2018-55A Class A1
3-month USD LIBOR + 1.020% 04/15/2031	5.812%	8,450,000	8,371,398
Dryden Senior Loan Fund(a),(b)
Series 2015-41A Class AR
3-month USD LIBOR + 0.970% Floor 0.970% 04/15/2031	5.800%	13,175,000	13,022,210
Series 2016-42A Class BR
3-month USD LIBOR + 1.550% 07/15/2030	6.342%	6,025,000	5,915,050
DT Auto Owner Trust(a)
Series 2019-3A Class D
04/15/2025	2.960%	6,578,452	6,497,041
Series 2020-2A Class D
03/16/2026	4.730%	3,235,000	3,190,651
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	8,900,000	8,700,566
Subordinated Series 2020-3A Class D
06/15/2026	1.840%	6,125,000	5,705,722
Exeter Automobile Receivables Trust(a)
Series 2019-4A Class D
09/15/2025	2.580%	6,261,916	6,136,377
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	5,667,611	5,553,831
Subordinated Series 2020-2A Class D
04/15/2026	4.730%	2,200,000	2,181,248
Exeter Automobile Receivables Trust
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	3,775,000	3,649,929
Subordinated Series 2021-1A Class D
11/16/2026	1.080%	7,752,000	7,294,912
Subordinated Series 2021-3A Class D
06/15/2027	1.550%	25,630,000	23,385,696
Foundation Finance Trust(a)
Series 2019-1A Class A
11/15/2034	3.860%	990,138	971,288
Foursight Capital Automobile Receivables Trust(a)
Subordinated Series 2021-1 Class D
03/15/2027	1.320%	5,075,000	4,741,836
Freed ABS Trust(a)
Subordinated Series 2021-1CP Class C
03/20/2028	2.830%	600,000	594,306
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2019-4A Class C
08/15/2025	3.060%	4,952,008	4,888,954
Subordinated Series 2020-1A Class C
11/17/2025	2.720%	8,563,264	8,404,319
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GoldentTree Loan Management US CLO 1 Ltd.(a),(b)
Series 2021-10A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 07/20/2034	5.908%	9,175,000	9,019,098
Hilton Grand Vacations Trust(a)
Series 2018-AA Class A
02/25/2032	3.540%	1,047,207	1,011,506
Series 2019-AA Class A
07/25/2033	2.340%	2,451,166	2,278,621
Jay Park CLO Ltd.(a),(b)
Series 2016-1A Class A2R
3-month USD LIBOR + 1.450% 10/20/2027	6.258%	17,575,000	17,422,045
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2020-REV1 Class B
10/15/2028	4.494%	10,200,000	9,965,831
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	1,745,899	1,688,652
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	5.948%	3,025,000	2,998,126
Madison Park Funding XXXIII Ltd.(a),(b)
Series 2019-33A Class BR
3-month Term SOFR + 1.800% Floor 1.800% 10/15/2032	6.458%	16,325,000	15,731,505
Magnetite XII Ltd.(a),(b)
Series 2015-12A Class ARR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2031	5.892%	13,830,000	13,724,131
MVW Owner Trust(a)
Series 2017-1A Class A
12/20/2034	2.420%	2,117,036	2,078,866
Octagon Investment Partners 39 Ltd.(a),(b)
Series 2018-3A Class B
3-month USD LIBOR + 1.850% Floor 1.650% 10/20/2030	6.658%	22,575,000	22,233,305
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class A
3-month USD LIBOR + 1.190% Floor 1.190% 01/18/2034	5.985%	4,025,000	3,982,291
Pagaya AI Debt Trust(a)
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	4,324,428	3,923,614

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/15/2029	6.542%	10,000,000	9,515,760
Race Point IX CLO Ltd.(a),(b)
Series 2015-9A Class A2R
3-month USD LIBOR + 0.450% Floor 1.450% 10/15/2030	6.242%	12,200,000	11,861,914
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	6.342%	3,000,000	2,956,698
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	4,924,466	4,321,934
Santander Consumer Auto Receivables Trust(a)
Subordinated Series 2021-AA Class C
11/16/2026	1.030%	1,275,000	1,163,695
Subordinated Series 2021-AA Class D
01/15/2027	1.570%	1,050,000	950,538
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	5,825,000	5,686,842
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	41,490,000	40,116,793
SCF Equipment Leasing LLC(a)
Series 2019-2A Class B
08/20/2026	2.760%	8,025,000	7,766,921
Series 2020-1A Class C
08/21/2028	2.600%	4,850,000	4,506,070
Sierra Timeshare Receivables Funding LLC(a)
Series 2018-2A Class A
06/20/2035	3.500%	708,232	701,846
Series 2018-3A Class A
09/20/2035	3.690%	489,037	485,771
Theorem Funding Trust(a)
Subordinated Series 2021-1A Class B
12/15/2027	1.840%	4,200,000	3,931,265
Upstart Pass-Through Trust(a)
Series 2021-ST10 Class A
01/20/2030	2.250%	11,647,828	11,167,568
Series 2021-ST2 Class A
04/20/2027	2.500%	756,251	718,697
Series 2021-ST7 Class A
09/20/2029	1.850%	2,367,531	2,296,362
Series 2021-ST9 Class A
11/20/2029	1.700%	1,491,974	1,417,150
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Upstart Securitization Trust(a)
Series 2020-2 Class A
11/20/2030	2.309%	1,484,691	1,451,088
Subordinated Series 2021-2 Class B
06/20/2031	1.750%	2,860,000	2,739,339
Subordinated Series 2021-3 Class B
07/20/2031	1.660%	2,844,000	2,667,133
VSE Voi Mortgage LLC(a)
Series 2018-A Class A
02/20/2036	3.560%	1,210,062	1,166,865
Total Asset-Backed Securities — Non-Agency (Cost $541,110,455)			524,349,623

Commercial Mortgage-Backed Securities - Non-Agency 7.1%

1211 Avenue of the Americas Trust(a)
Series 2015-1211 Class A1A2
08/10/2035	3.901%	7,955,000	7,503,043
American Homes 4 Rent Trust(a)
Series 2014-SFR2 Class A
10/17/2036	3.786%	2,587,771	2,507,826
Series 2014-SFR3 Class A
12/17/2036	3.678%	3,011,129	2,906,007
Series 2015-SFR1 Class A
04/17/2052	3.467%	3,137,117	3,001,245
Series 2015-SFR2 Class A
10/17/2052	3.732%	2,373,498	2,271,835
AMSR Trust(a)
Subordinated Series 2020-SFR2 Class C
07/17/2037	2.533%	2,799,000	2,558,431
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class B
1-month USD LIBOR + 1.450% Floor 1.450% 05/15/2035	6.038%	16,800,000	16,383,997
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class B
1-month USD LIBOR + 1.250% Floor 1.250% 10/15/2037	5.838%	7,370,000	7,053,003
Subordinated Series 2018-BXH Class C
1-month USD LIBOR + 1.500% Floor 1.500% 10/15/2037	6.088%	3,975,000	3,796,183
BB-UBS Trust(a)
Series 2012-SHOW Class A
11/05/2036	3.430%	8,475,000	7,878,813

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class A
1-month USD LIBOR + 1.250% Floor 1.250% 07/15/2035	5.838%	14,823,000	14,509,236
BPR Trust(a),(b)
Subordinated Series 2021-TY Class D
1-month USD LIBOR + 2.350% Floor 2.350% 09/15/2038	6.938%	6,000,000	5,658,038
BX Commercial Mortgage Trust(a),(b)
Series 2019-XL Class C
1-month Term SOFR + 1.364% Floor 1.250% 10/15/2036	5.927%	6,056,250	5,980,574
BX Mortgage Trust(a),(b)
Series 2021-PAC Class D
1-month USD LIBOR + 1.298% Floor 1.298% 10/15/2036	5.886%	14,175,000	13,537,125
BX Trust(a),(b)
Series 2019-ATL Class C
1-month USD LIBOR + 1.587% Floor 1.587% 10/15/2036	6.175%	4,422,000	4,305,972
Subordinated Series 2019-ATL Class D
1-month USD LIBOR + 1.887% Floor 1.887% 10/15/2036	6.475%	3,895,000	3,714,928
BX Trust(a)
Series 2023-LIFE Class A
02/15/2028	5.045%	7,225,000	7,066,365
CIM Retail Portfolio Trust(a),(b)
Series 2021-RETL Class D
1-month USD LIBOR + 3.050% Floor 3.050% 08/15/2036	7.638%	18,562,500	18,339,858
Citigroup Commercial Mortgage Trust(a),(c)
Subordinated Series 2020-420K Class C
11/10/2042	3.312%	2,500,000	2,000,456
Subordinated Series 2020-420K Class D
11/10/2042	3.312%	2,250,000	1,672,276
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class D
1-month USD LIBOR + 2.025% Floor 2.025% 11/15/2038	6.613%	11,925,000	11,239,687
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.633%	2,925,000	2,616,603
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
COMM Mortgage Trust(a)
Subordinated Series 2020-CX Class B
11/10/2046	2.446%	3,275,000	2,550,665
CSAIL Commercial Mortgage Trust
Series 2019-C16 Class A3
06/15/2052	3.329%	23,720,000	21,212,855
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	7.438%	1,879,170	1,833,367
Series 2021-ESH Class F
1-month USD LIBOR + 3.700% Floor 3.700% 07/15/2038	8.288%	1,952,384	1,881,609
FirstKey Homes Trust(a)
Subordinated Series 2020-SFR1 Class D
08/17/2037	2.241%	4,225,000	3,819,485
Subordinated Series 2020-SFR2 Class D
10/19/2037	1.968%	18,600,000	16,605,699
GS Mortgage Securities Corp II(a),(b)
Series 2022-ECI Class A
1-month Term SOFR + 2.195% Floor 2.195% 08/15/2039	6.757%	9,075,000	9,233,271
GS Mortgage Securities Corp. Trust(a)
Series 2017-485L Class A
02/10/2037	3.721%	3,835,000	3,290,086
GS Mortgage Securities Corp. Trust(a),(b)
Subordinated CMO Series 2021-IP Class D
1-month USD LIBOR + 2.100% Floor 2.100% 10/15/2036	6.688%	5,425,000	4,992,834
Home Partners of America Trust(a)
Subordinated Series 2019-2 Class D
10/19/2039	3.121%	6,415,214	5,476,771
Subordinated Series 2021-2 Class B
12/17/2026	2.302%	41,290,086	36,502,170
Invitation Homes Trust(a),(b)
Series 2018-SFR4 Class A
1-month USD LIBOR + 1.100% Floor 1.000% 01/17/2038	5.701%	19,816,891	19,869,870
JPMBB Commercial Mortgage Securities Trust(c)
Series 2013-C14 Class ASB
08/15/2046	3.761%	703,261	698,156
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class B
01/05/2040	2.077%	3,800,000	2,955,067

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,500,000	1,140,563
KKR Industrial Portfolio Trust(a),(b)
Subordinated Series 2021-KDIP Class D
1-month USD LIBOR + 1.250% Floor 1.250% 12/15/2037	5.838%	2,325,000	2,255,066
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class D
1-month USD LIBOR + 1.400% Floor 1.400% 03/15/2038	5.988%	4,472,514	4,332,380
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23 Class A4
07/15/2050	3.719%	18,624,000	17,827,718
Series 2016-C29 Class A3
05/15/2049	3.058%	5,928,750	5,542,521
Series 2017-C34 Class A3
11/15/2052	3.276%	14,135,000	12,757,922
Morgan Stanley Capital I Trust
Series 2015-UBS8 Class A3
12/15/2048	3.540%	9,734,131	9,215,623
Series 2017-HR2 Class A3
12/15/2050	3.330%	6,394,221	5,767,175
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	7,392,500	6,431,510
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class C
1-month USD LIBOR + 2.200% Floor 2.200% 01/15/2036	6.788%	6,950,000	6,563,373
Subordinated Series 2020-1NYP Class D
1-month USD LIBOR + 2.750% Floor 2.750% 01/15/2036	7.338%	2,600,000	2,397,550
Progress Residential Trust(a)
Series 2019-SFR3 Class C
09/17/2036	2.721%	4,750,000	4,495,417
Series 2019-SFR3 Class D
09/17/2036	2.871%	7,049,000	6,671,564
Series 2019-SFR4 Class C
10/17/2036	3.036%	17,766,000	16,853,984
Series 2020-SFR1 Class C
04/17/2037	2.183%	2,075,000	1,908,523
Series 2020-SFR1 Class D
04/17/2037	2.383%	4,200,000	3,859,910
Series 2020-SFR2 Class A
06/17/2037	2.078%	2,571,823	2,373,158
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-SFR5 Class A
06/17/2039	4.451%	12,895,203	12,455,247
Series 2023-SFR1 Class A
03/17/2040	4.300%	7,650,000	7,296,616
Subordinated Series 2020-SFR2 Class C
06/17/2037	3.077%	600,000	560,185
Subordinated Series 2020-SFR2 Class D
06/17/2037	3.874%	775,000	732,563
Subordinated Series 2021-SFR8 Class D
10/17/2038	2.082%	11,910,000	10,046,180
RBS Commercial Funding, Inc., Trust(a),(c)
Series 2013-GSP Class A
01/15/2032	3.834%	7,141,000	6,897,365
SFO Commercial Mortgage Trust(a),(b)
Subordinated Series 2021-555 Class E
1-month USD LIBOR + 2.900% Floor 2.900% 05/15/2038	7.488%	3,025,000	2,386,461
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.113%	30,525,000	29,142,358
STAR Trust(a),(b)
Series 2022-SFR3 Class A
1-month Term SOFR + 1.650% Floor 1.650% 05/17/2024	6.213%	16,947,944	17,027,662
Subordinated Series 2022-SFR3 Class B
1-month Term SOFR + 1.950% Floor 1.950% 05/17/2024	6.513%	12,100,000	12,121,217
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	4,100,000	3,620,500
Tricon American Homes Trust(a)
Subordinated Series 2020-SFR2 Class D
11/17/2039	2.281%	6,775,000	5,707,327
Wells Fargo Commercial Mortgage Trust
Series 2015-C28 Class A3
05/15/2048	3.290%	6,512,659	6,243,475
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2020-SDAL Class D
1-month USD LIBOR + 2.090% Floor 2.090%, Cap 4.500% 02/15/2037	6.678%	3,400,000	3,249,179
Series 2021-FCMT Class A
1-month USD LIBOR + 1.200% Floor 1.200% 05/15/2031	5.788%	4,750,000	4,543,806

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2021-FCMT Class D
1-month USD LIBOR + 3.500% Floor 3.500% 05/15/2031	8.088%	3,925,000	3,564,557
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $553,958,790)			513,412,061

Common Stocks 57.2%
Issuer	Shares	Value ($)
Communication Services 7.2%
Entertainment 2.0%
Endeavor Group Holdings, Inc., Class A(d)	968,698	21,611,652
Take-Two Interactive Software, Inc.(d)	599,954	65,724,961
Walt Disney Co. (The)(d)	560,610	55,842,362
Total		143,178,975
Interactive Media & Services 3.6%
Alphabet, Inc., Class A(d)	823,544	74,168,373
Alphabet, Inc., Class C(d)	820,008	74,046,722
Match Group, Inc.(d)	497,751	20,616,846
Meta Platforms, Inc., Class A(d)	396,498	69,363,360
ZoomInfo Technologies, Inc.(d)	894,774	21,626,688
Total		259,821,989
Media 0.8%
Comcast Corp., Class A	1,530,472	56,887,644
Wireless Telecommunication Services 0.8%
T-Mobile US, Inc.(d)	434,576	61,788,016
Total Communication Services		521,676,624
Consumer Discretionary 4.0%
Automobiles 0.8%
Tesla, Inc.(d)	264,615	54,433,952
Hotels, Restaurants & Leisure 0.4%
McDonald’s Corp.	98,534	26,004,108
Internet & Direct Marketing Retail 1.8%
Amazon.com, Inc.(d)	1,420,068	133,813,008
Specialty Retail 0.5%
Lowe’s Companies, Inc.	98,194	20,203,416
TJX Companies, Inc. (The)	248,904	19,066,046
Total		39,269,462
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 0.5%
Tapestry, Inc.	904,438	39,352,097
Total Consumer Discretionary		292,872,627
Consumer Staples 4.2%
Beverages 0.2%
Monster Beverage Corp.(d)	138,991	14,143,724
Food & Staples Retailing 1.3%
Sysco Corp.	597,217	44,534,472
Walmart, Inc.	387,278	55,043,822
Total		99,578,294
Food Products 1.0%
Mondelez International, Inc., Class A	1,086,193	70,798,060
Household Products 1.4%
Procter & Gamble Co. (The)	731,841	100,672,048
Personal Products 0.3%
Coty, Inc., Class A(d)	2,077,754	23,478,620
Total Consumer Staples		308,670,746
Energy 2.3%
Oil, Gas & Consumable Fuels 2.3%
Canadian Natural Resources Ltd.	874,686	49,428,506
Chevron Corp.	547,444	88,012,572
EOG Resources, Inc.	276,697	31,272,295
Total		168,713,373
Total Energy		168,713,373
Financials 6.4%
Banks 2.3%
Bank of America Corp.	1,097,880	37,657,284
JPMorgan Chase & Co.	276,325	39,611,189
Wells Fargo & Co.	1,930,074	90,269,561
Total		167,538,034
Capital Markets 1.9%
BlackRock, Inc.	41,431	28,563,775
MSCI, Inc.	43,785	22,862,338
S&P Global, Inc.	60,791	20,741,889
State Street Corp.	742,259	65,823,528
Total		137,991,530

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 0.1%
American Express Co.	30,217	5,257,456
Diversified Financial Services 1.6%
Berkshire Hathaway, Inc., Class B(d)	375,485	114,590,512
Insurance 0.5%
Aon PLC, Class A	119,128	36,220,868
Total Financials		461,598,400
Health Care 8.4%
Biotechnology 1.4%
BioMarin Pharmaceutical, Inc.(d)	382,605	38,103,632
Vertex Pharmaceuticals, Inc.(d)	214,802	62,354,872
Total		100,458,504
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	373,823	38,025,275
Boston Scientific Corp.(d)	980,258	45,797,654
GE HealthCare Technologies, Inc.(d)	349,550	26,565,800
Medtronic PLC	526,502	43,594,366
Total		153,983,095
Health Care Providers & Services 1.3%
CVS Health Corp.	350,613	29,290,210
Elevance Health, Inc.	133,595	62,745,564
Total		92,035,774
Life Sciences Tools & Services 1.0%
Avantor, Inc.(d)	684,778	16,688,040
IQVIA Holdings, Inc.(d)	102,489	21,365,882
Thermo Fisher Scientific, Inc.	66,858	36,220,990
Total		74,274,912
Pharmaceuticals 2.6%
Eli Lilly & Co.	262,682	81,751,892
Johnson & Johnson	704,021	107,898,258
Total		189,650,150
Total Health Care		610,402,435
Industrials 4.9%
Aerospace & Defense 1.2%
Raytheon Technologies Corp.	888,119	87,115,593
Airlines 0.2%
Southwest Airlines Co.	315,708	10,601,474
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.0%
General Electric Co.	592,304	50,174,072
Honeywell International, Inc.	131,681	25,214,278
Total		75,388,350
Machinery 0.8%
Parker-Hannifin Corp.	172,646	60,745,495
Road & Rail 1.7%
Uber Technologies, Inc.(d)	1,636,904	54,443,427
Union Pacific Corp.	328,086	68,005,666
Total		122,449,093
Total Industrials		356,300,005
Information Technology 16.2%
Electronic Equipment, Instruments & Components 0.7%
TE Connectivity Ltd.	358,758	45,677,069
Zebra Technologies Corp., Class A(d)	26,384	7,921,796
Total		53,598,865
IT Services 2.7%
Accenture PLC, Class A	129,937	34,504,770
International Business Machines Corp.	133,121	17,212,545
MasterCard, Inc., Class A	198,748	70,613,177
Visa, Inc., Class A	338,571	74,465,306
Total		196,795,798
Semiconductors & Semiconductor Equipment 3.3%
Advanced Micro Devices, Inc.(d)	267,752	21,039,952
Entegris, Inc.	210,219	17,916,965
Lam Research Corp.	97,083	47,183,309
Marvell Technology, Inc.	433,585	19,576,363
Microchip Technology, Inc.	157,105	12,730,218
NVIDIA Corp.	409,075	94,970,852
QUALCOMM, Inc.	192,813	23,818,190
Total		237,235,849
Software 6.1%
Adobe, Inc.(d)	207,516	67,224,808
Intuit, Inc.	176,784	71,982,909
Microsoft Corp.	1,113,898	277,828,439
Palo Alto Networks, Inc.(d)	133,798	25,203,530
Total		442,239,686

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	1,675,259	246,949,929
Total Information Technology		1,176,820,127
Materials 1.6%
Chemicals 1.6%
Corteva, Inc.	411,214	25,614,520
International Flavors & Fragrances, Inc.	537,271	50,073,657
Sherwin-Williams Co. (The)	167,591	37,096,268
Total		112,784,445
Total Materials		112,784,445
Real Estate 0.8%
Equity Real Estate Investment Trusts (REITS) 0.8%
American Tower Corp.	308,217	61,030,048
Total Real Estate		61,030,048
Utilities 1.2%
Electric Utilities 0.8%
American Electric Power Co., Inc.	654,165	57,546,895
Multi-Utilities 0.4%
Public Service Enterprise Group, Inc.	532,892	32,202,664
Total Utilities		89,749,559
Total Common Stocks (Cost $2,728,163,744)		4,160,618,389

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	438,000	279,917
Total Convertible Bonds (Cost $418,773)			279,917

Corporate Bonds & Notes 7.3%

Aerospace & Defense 0.3%
BAE Systems PLC(a)
04/15/2030	3.400%	8,500,000	7,574,299
Boeing Co. (The)
05/01/2040	5.705%	9,815,000	9,399,413
Bombardier, Inc.(a)
04/15/2027	7.875%	285,000	283,144
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	114,000	120,775
TransDigm, Inc.(a)
12/15/2025	8.000%	393,000	401,671
03/15/2026	6.250%	1,044,000	1,030,810
TransDigm, Inc.
11/15/2027	5.500%	369,000	339,512
05/01/2029	4.875%	157,000	135,211
TransDigm, Inc.(a),(e)
08/15/2028	6.750%	250,000	248,699
Total			19,533,534
Airlines 0.0%
Air Canada(a)
08/15/2026	3.875%	183,000	165,176
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	827,175	806,467
04/20/2029	5.750%	237,298	225,470
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	288,390	268,132
United Airlines, Inc.(a)
04/15/2026	4.375%	245,000	230,750
04/15/2029	4.625%	252,000	223,761
Total			1,919,756
Automotive 0.1%
Ford Motor Co.
02/12/2032	3.250%	200,000	151,821
Ford Motor Credit Co. LLC
02/10/2025	2.300%	210,000	193,553
06/16/2025	5.125%	68,000	65,652
11/13/2025	3.375%	481,000	442,300
03/06/2026	6.950%	200,000	200,579
01/09/2027	4.271%	350,000	318,620
05/28/2027	4.950%	355,000	330,886
08/17/2027	4.125%	277,000	247,149
11/04/2027	7.350%	172,000	174,559
02/16/2028	2.900%	162,000	135,041
11/13/2030	4.000%	194,000	161,784
IAA Spinco, Inc.(a)
06/15/2027	5.500%	725,000	733,222
IHO Verwaltungs GmbH(a),(f)
09/15/2026	4.750%	264,544	244,196
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	625,000	609,156
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	93,000	91,281
05/15/2027	8.500%	353,000	350,912
Total			4,450,711

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 1.9%
Bank of America Corp.(g)
04/23/2040	4.078%	30,000,000	25,156,984
Citigroup, Inc.(g)
01/25/2033	3.057%	19,000,000	15,588,075
Discover Bank
09/13/2028	4.650%	4,000,000	3,801,801
Goldman Sachs Group, Inc. (The)(g)
02/24/2033	3.102%	21,500,000	17,721,290
HSBC Holdings PLC(g)
05/24/2032	2.804%	16,000,000	12,763,303
JPMorgan Chase & Co.(g)
Subordinated
05/13/2031	2.956%	30,000,000	25,208,793
Morgan Stanley(g)
01/22/2031	2.699%	16,000,000	13,364,692
PNC Financial Services Group, Inc. (The)(g)
Subordinated
06/06/2033	4.626%	3,500,000	3,253,053
State Street Corp.
Subordinated
03/03/2031	2.200%	4,001,000	3,217,009
Wells Fargo & Co.(g)
04/30/2041	3.068%	23,000,000	16,728,794
Total			136,803,794
Brokerage/Asset Managers/Exchanges 0.0%
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	229,000	232,374
Hightower Holding LLC(a)
04/15/2029	6.750%	293,000	249,461
NFP Corp(a)
10/01/2030	7.500%	262,000	249,918
NFP Corp.(a)
08/15/2028	4.875%	290,000	254,607
08/15/2028	6.875%	867,000	738,216
Total			1,724,576
Building Materials 0.0%
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	310,000	291,106
05/15/2029	4.125%	186,000	159,267
Interface, Inc.(a)
12/01/2028	5.500%	145,000	118,894
James Hardie International Finance DAC(a)
01/15/2028	5.000%	238,000	223,426
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2028	4.625%	142,000	124,477
07/01/2029	6.125%	276,000	232,286
12/01/2029	6.000%	344,000	286,729
Standard Industries, Inc.(a)
02/15/2027	5.000%	61,000	56,420
White Cap Buyer LLC(a)
10/15/2028	6.875%	404,000	366,625
Total			1,859,230
Cable and Satellite 0.2%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	426,000	393,769
02/01/2028	5.000%	151,000	136,944
03/01/2030	4.750%	642,000	539,890
08/15/2030	4.500%	682,000	562,383
03/01/2031	7.375%	103,000	99,937
02/01/2032	4.750%	277,000	225,610
CSC Holdings LLC(a)
02/01/2028	5.375%	258,000	215,243
02/01/2029	6.500%	361,000	306,061
01/15/2030	5.750%	335,000	191,779
12/01/2030	4.125%	298,000	213,674
02/15/2031	3.375%	233,000	159,813
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	110,000	98,679
DISH DBS Corp.
03/15/2023	5.000%	33,000	32,982
06/01/2029	5.125%	324,000	191,514
DISH DBS Corp.(a)
12/01/2028	5.750%	388,000	309,897
DISH Network Corp.(a)
11/15/2027	11.750%	544,000	551,599
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	316,000	236,682
09/15/2028	6.500%	419,000	197,041
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	204,000	180,460
07/01/2029	5.500%	227,000	204,624
Time Warner Cable LLC
05/01/2037	6.550%	9,210,000	8,771,540
Videotron Ltd.(a)
06/15/2029	3.625%	197,000	166,011
Virgin Media Finance PLC(a)
07/15/2030	5.000%	299,000	244,668
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	303,000	274,131
08/15/2030	4.500%	192,000	159,002
VZ Secured Financing BV(a)
01/15/2032	5.000%	387,000	320,091

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	241,000	193,921
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	332,000	309,180
Ziggo BV(a)
01/15/2030	4.875%	425,000	360,194
Total			15,847,319
Chemicals 0.1%
Avient Corp.(a)
08/01/2030	7.125%	217,000	217,407
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	119,000	99,088
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	553,000	514,350
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	209,000	200,706
Element Solutions, Inc.(a)
09/01/2028	3.875%	387,000	335,268
HB Fuller Co.
10/15/2028	4.250%	516,000	452,430
Herens Holdco Sarl(a)
05/15/2028	4.750%	256,000	209,927
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	162,000	142,700
Ingevity Corp.(a)
11/01/2028	3.875%	198,000	169,791
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	278,000	276,260
Iris Holdings, Inc.(a),(f)
02/15/2026	8.750%	135,000	122,156
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	467,000	390,804
10/01/2029	6.250%	181,000	147,384
SPCM SA(a)
03/15/2027	3.125%	133,000	115,057
WR Grace Holdings LLC(a)
10/01/2024	5.625%	133,000	133,302
06/15/2027	4.875%	427,000	392,514
08/15/2029	5.625%	606,000	488,371
03/01/2031	7.375%	127,000	126,085
Total			4,533,600
Construction Machinery 0.0%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	106,000	91,286
Herc Holdings, Inc.(a)
07/15/2027	5.500%	117,000	110,241
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	34,000	33,993
United Rentals North America, Inc.
01/15/2030	5.250%	198,000	187,614
Total			423,134
Consumer Cyclical Services 0.0%
Arches Buyer, Inc.(a)
06/01/2028	4.250%	436,000	358,648
12/01/2028	6.125%	378,000	311,067
Match Group, Inc.(a)
02/15/2029	5.625%	191,000	176,008
Staples, Inc.(a)
04/15/2026	7.500%	117,000	104,086
Uber Technologies, Inc.(a)
05/15/2025	7.500%	359,000	362,608
01/15/2028	6.250%	247,000	243,063
08/15/2029	4.500%	558,000	494,363
Total			2,049,843
Consumer Products 0.0%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	473,000	412,541
Mattel, Inc.(a)
04/01/2026	3.375%	113,000	104,017
04/01/2029	3.750%	222,000	192,076
Newell Brands, Inc.
09/15/2027	6.375%	79,000	78,542
09/15/2029	6.625%	111,000	110,047
Prestige Brands, Inc.(a)
01/15/2028	5.125%	399,000	375,917
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	135,000	108,537
02/01/2032	4.375%	136,000	111,015
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	131,000	113,328
07/15/2030	5.500%	16,000	14,143
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	212,000	170,971
Total			1,791,134
Diversified Manufacturing 0.1%
Carrier Global Corp.
04/05/2040	3.377%	5,000,000	3,747,840
Chart Industries, Inc.(a)
01/01/2030	7.500%	136,000	138,082
01/01/2031	9.500%	47,000	49,122
Gates Global LLC/Co.(a)
01/15/2026	6.250%	524,000	511,778

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison IAQ LLC(a)
06/30/2028	4.125%	207,000	176,943
06/30/2029	5.875%	213,000	169,867
Resideo Funding, Inc.(a)
09/01/2029	4.000%	554,000	454,881
Stevens Holding Co., Inc.(a)
10/01/2026	6.125%	71,000	72,107
Vertical Holdco GmbH(a)
07/15/2028	7.625%	182,000	166,988
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	206,000	187,800
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	268,000	270,773
06/15/2028	7.250%	287,000	291,611
Total			6,237,792
Electric 0.6%
Calpine Corp.(a)
02/15/2028	4.500%	188,000	169,283
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	368,000	338,064
02/15/2031	3.750%	479,000	389,547
01/15/2032	3.750%	102,000	81,201
Emera US Finance LP
06/15/2046	4.750%	7,485,000	5,871,612
Eversource Energy
03/01/2032	3.375%	3,625,000	3,105,593
Exelon Corp.
03/15/2052	4.100%	4,430,000	3,516,019
Indiana Michigan Power Co.
03/15/2037	6.050%	2,500,000	2,603,785
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	80,000	68,043
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	305,000	279,648
NRG Energy, Inc.(a)
02/15/2029	3.375%	190,000	154,870
06/15/2029	5.250%	154,000	136,991
02/15/2031	3.625%	272,000	211,124
02/15/2032	3.875%	483,000	374,417
Ohio Edison Co.(a)
01/15/2033	5.500%	7,000,000	7,009,650
PG&E Corp.
07/01/2030	5.250%	220,000	197,386
Progress Energy, Inc.
03/01/2031	7.750%	5,000,000	5,639,981
Southern Co. (The)
07/01/2046	4.400%	7,640,000	6,265,807
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	75,000	71,773
02/15/2027	5.625%	354,000	335,851
07/31/2027	5.000%	379,000	352,265
05/01/2029	4.375%	113,000	97,718
Xcel Energy, Inc.
06/01/2030	3.400%	3,000,000	2,657,197
Total			39,927,825
Environmental 0.1%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	39,000	38,870
GFL Environmental, Inc.(a)
12/15/2026	5.125%	319,000	305,927
Waste Connections, Inc.
01/15/2033	4.200%	5,300,000	4,897,232
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	517,000	471,936
Total			5,713,965
Finance Companies 0.0%
Navient Corp.
06/25/2025	6.750%	200,000	197,198
OneMain Finance Corp.
09/15/2030	4.000%	16,000	12,217
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	247,000	223,427
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	353,000	273,954
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	587,000	434,373
Springleaf Finance Corp.
03/15/2024	6.125%	221,000	218,434
Total			1,359,603
Food and Beverage 0.3%
Anheuser-Busch InBev Worldwide, Inc.
01/15/2042	4.950%	6,500,000	6,069,096
Bacardi Ltd.(a)
05/15/2038	5.150%	8,350,000	7,782,095
Darling Ingredients, Inc.(a)
06/15/2030	6.000%	275,000	265,850
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	464,000	438,514
JBS USA LUX SA/Food Co./Finance, Inc.(a)
12/01/2031	3.750%	191,000	153,156
Kraft Heinz Foods Co.
06/01/2046	4.375%	7,000,000	5,725,644

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pilgrim’s Pride Corp.
04/15/2031	4.250%	515,000	430,039
03/01/2032	3.500%	556,000	433,248
Post Holdings, Inc.(a)
03/01/2027	5.750%	182,000	177,896
01/15/2028	5.625%	152,000	145,853
04/15/2030	4.625%	322,000	279,266
09/15/2031	4.500%	115,000	97,141
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	621,000	532,735
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	149,000	121,530
US Foods, Inc.(a)
04/15/2025	6.250%	58,000	57,947
02/15/2029	4.750%	269,000	242,684
06/01/2030	4.625%	175,000	153,393
Total			23,106,087
Gaming 0.0%
Boyd Gaming Corp.
12/01/2027	4.750%	240,000	225,883
Boyd Gaming Corp.(a)
06/15/2031	4.750%	166,000	146,584
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	594,000	508,217
02/15/2030	7.000%	396,000	398,812
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	310,000	309,097
07/01/2025	6.250%	371,000	368,174
07/01/2027	8.125%	269,000	271,609
International Game Technology PLC(a)
02/15/2025	6.500%	113,000	113,312
04/15/2026	4.125%	122,000	113,363
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	261,000	223,910
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	434,000	382,107
Total			3,061,068
Health Care 0.4%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%	318,000	298,497
04/15/2029	5.000%	161,000	146,620
AdaptHealth LLC(a)
03/01/2030	5.125%	616,000	531,248
Avantor Funding, Inc.(a)
07/15/2028	4.625%	283,000	260,260
11/01/2029	3.875%	339,000	293,249
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Becton Dickinson and Co.
12/15/2044	4.685%	3,502,000	3,105,630
Catalent Pharma Solutions, Inc.(a)
04/01/2030	3.500%	136,000	118,017
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%	160,000	144,438
03/15/2029	3.750%	122,000	105,973
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%	75,000	65,949
04/15/2029	6.875%	240,000	168,537
05/15/2030	5.250%	587,000	471,789
CVS Health Corp.
03/25/2048	5.050%	6,500,000	5,826,881
GE Healthcare Holding LLC(a)
11/22/2052	6.377%	4,286,000	4,627,339
HCA, Inc.(a)
03/15/2052	4.625%	12,000,000	9,439,355
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	58,000	48,365
10/01/2029	5.250%	577,000	473,790
Select Medical Corp.(a)
08/15/2026	6.250%	811,000	776,024
Tenet Healthcare Corp.
07/15/2024	4.625%	106,000	104,360
02/01/2027	6.250%	370,000	360,428
11/01/2027	5.125%	237,000	222,808
10/01/2028	6.125%	331,000	306,356
01/15/2030	4.375%	186,000	162,797
Tenet Healthcare Corp.(a)
06/15/2030	6.125%	179,000	170,642
Total			28,229,352
Healthcare Insurance 0.1%
Anthem, Inc.
03/01/2028	4.101%	1,500,000	1,430,998
Centene Corp.
12/15/2029	4.625%	476,000	436,571
UnitedHealth Group, Inc.
05/15/2062	4.950%	8,000,000	7,529,087
Total			9,396,656
Home Construction 0.0%
Meritage Homes Corp.
06/01/2025	6.000%	302,000	301,674
Meritage Homes Corp.(a)
04/15/2029	3.875%	276,000	237,755

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc.(a)
06/15/2027	5.875%	70,000	67,049
08/01/2030	5.125%	201,000	177,322
Total			783,800
Independent Energy 0.1%
Apache Corp.
09/01/2040	5.100%	180,000	148,209
02/01/2042	5.250%	70,000	56,843
Callon Petroleum Co.
07/01/2026	6.375%	478,000	452,694
Centennial Resource Production LLC(a)
04/01/2027	6.875%	51,000	49,094
CNX Resources Corp.(a)
03/14/2027	7.250%	31,000	30,752
01/15/2029	6.000%	176,000	159,538
01/15/2031	7.375%	70,000	66,780
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	502,000	450,957
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	329,000	318,828
05/01/2029	5.000%	267,000	242,139
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	346,000	333,462
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	379,000	352,686
02/01/2029	5.750%	103,000	93,468
04/15/2030	6.000%	131,000	118,913
04/15/2032	6.250%	121,000	109,601
Matador Resources Co.
09/15/2026	5.875%	425,000	410,237
Occidental Petroleum Corp.
09/01/2030	6.625%	1,487,000	1,527,765
09/15/2036	6.450%	649,000	650,846
SM Energy Co.
09/15/2026	6.750%	253,000	244,067
Southwestern Energy Co.
02/01/2032	4.750%	725,000	623,698
Total			6,440,577
Integrated Energy 0.0%
Cenovus Energy, Inc.
02/15/2052	3.750%	3,500,000	2,478,241
Leisure 0.1%
Carnival Corp.(a)
03/01/2027	5.750%	697,000	572,626
08/01/2028	4.000%	341,000	288,289
05/01/2029	6.000%	274,000	213,481
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	181,000	193,677
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	139,000	137,450
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	359,000	347,760
Cinemark USA, Inc.(a)
05/01/2025	8.750%	88,000	89,839
03/15/2026	5.875%	411,000	376,229
07/15/2028	5.250%	9,000	7,533
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	291,000	280,244
05/15/2027	6.500%	204,000	200,524
10/15/2027	4.750%	109,000	98,071
NCL Corp., Ltd.(a)
03/15/2026	5.875%	127,000	110,342
NCL Finance Ltd.(a)
03/15/2028	6.125%	78,000	64,981
Royal Caribbean Cruises Ltd.(a)
07/01/2026	4.250%	392,000	342,900
08/31/2026	5.500%	120,000	110,329
07/15/2027	5.375%	118,000	103,906
04/01/2028	5.500%	70,000	61,024
01/15/2030	7.250%	274,000	274,686
Royal Caribbean Cruises Ltd.
03/15/2028	3.700%	208,000	166,210
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	335,000	329,130
Total			4,369,231
Life Insurance 0.3%
CoreBridge Financial, Inc.(a)
04/05/2052	4.400%	3,200,000	2,541,037
Five Corners Funding Trust II(a)
05/15/2030	2.850%	9,000,000	7,607,770
MetLife, Inc.
07/15/2052	5.000%	4,193,000	4,008,844
Pacific LifeCorp(a)
09/15/2052	5.400%	5,000,000	4,889,932
Voya Financial, Inc.
06/15/2046	4.800%	4,028,000	3,367,657
Total			22,415,240
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(a)
05/01/2028	5.750%	230,000	223,829

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.2%
Cengage Learning, Inc.(a)
06/15/2024	9.500%	176,000	171,600
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	312,000	259,848
06/01/2029	7.500%	290,000	234,634
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	559,000	498,959
iHeartCommunications, Inc.
05/01/2026	6.375%	40,481	38,134
05/01/2027	8.375%	551,365	484,710
iHeartCommunications, Inc.(a)
08/15/2027	5.250%	170,000	148,321
01/15/2028	4.750%	318,000	268,303
Magallanes, Inc.(a)
03/15/2062	5.391%	13,797,000	10,731,072
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%	287,000	258,997
03/15/2030	4.625%	194,000	159,080
Roblox Corp.(a)
05/01/2030	3.875%	381,000	313,210
Scripps Escrow II, Inc.(a)
01/15/2029	3.875%	46,000	36,649
01/15/2031	5.375%	88,000	62,221
Scripps Escrow, Inc.(a)
07/15/2027	5.875%	71,000	57,065
Univision Communications, Inc.(a)
05/01/2029	4.500%	157,000	132,428
06/30/2030	7.375%	210,000	199,252
Total			14,054,483
Metals and Mining 0.1%
Allegheny Technologies, Inc.
10/01/2029	4.875%	189,000	169,708
10/01/2031	5.125%	301,000	265,937
Constellium NV(a)
02/15/2026	5.875%	523,000	510,704
Constellium SE(a)
06/15/2028	5.625%	595,000	553,992
04/15/2029	3.750%	849,000	703,574
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%	803,000	720,634
04/01/2029	6.125%	274,000	241,839
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	187,000	160,813
06/01/2031	4.500%	479,000	379,268
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
11/15/2026	3.250%	177,000	155,910
01/30/2030	4.750%	420,000	368,794
08/15/2031	3.875%	170,000	137,484
Total			4,368,657
Midstream 0.6%
Cheniere Energy Partners LP
10/01/2029	4.500%	122,000	110,598
03/01/2031	4.000%	237,000	204,708
01/31/2032	3.250%	302,000	241,969
Cheniere Energy, Inc.
10/15/2028	4.625%	158,000	146,399
CNX Midstream Partners LP(a)
04/15/2030	4.750%	220,000	180,650
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	194,000	190,429
DT Midstream, Inc.(a)
06/15/2029	4.125%	199,000	170,600
06/15/2031	4.375%	232,000	194,402
Energy Transfer Partners LP
02/01/2042	6.500%	3,000,000	2,984,725
EQM Midstream Partners LP
08/01/2024	4.000%	141,000	135,159
EQM Midstream Partners LP(a)
07/01/2025	6.000%	358,000	345,487
06/01/2027	7.500%	91,000	89,205
07/01/2027	6.500%	202,000	191,482
06/01/2030	7.500%	109,000	104,269
01/15/2031	4.750%	791,000	642,768
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	236,000	229,058
02/01/2028	5.000%	267,000	242,132
Kinder Morgan Energy Partners LP
03/01/2044	5.500%	7,000,000	6,300,868
MPLX LP
02/15/2049	5.500%	5,500,000	4,924,505
NuStar Logistics LP
06/01/2026	6.000%	220,000	210,383
04/28/2027	5.625%	245,000	228,407
10/01/2030	6.375%	246,000	230,266
Plains All American Pipeline LP/Finance Corp.
01/15/2037	6.650%	10,060,000	10,056,970
Targa Resources Partners LP/Finance Corp.
03/01/2030	5.500%	257,000	243,638
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	235,000	200,684

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	19

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	308,000	266,058
08/15/2031	4.125%	514,000	440,950
11/01/2033	3.875%	267,000	217,775
Western Gas Partners LP
08/15/2048	5.500%	177,000	148,052
Western Midstream Operating LP
03/01/2028	4.500%	397,000	366,499
Western Midstream Operating LP(g)
02/01/2050	5.500%	6,375,000	5,204,283
Williams Companies, Inc. (The)
09/15/2045	5.100%	6,500,000	5,713,689
Total			41,157,067
Natural Gas 0.1%
NiSource, Inc.
02/15/2044	4.800%	9,002,000	8,013,367
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	169,000	160,086
Nabors Industries Ltd.(a)
01/15/2026	7.250%	181,000	172,189
Nabors Industries, Inc.(a)
05/15/2027	7.375%	15,000	14,430
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	197,000	201,040
USA Compression Partners LP/Finance Corp.
09/01/2027	6.875%	161,000	152,367
Total			700,112
Other Industry 0.0%
Picasso Finance Sub, Inc.(a)
06/15/2025	6.125%	219,000	215,927
Other REIT 0.0%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	175,000	149,056
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	498,000	466,989
02/01/2027	4.250%	169,000	144,281
06/15/2029	4.750%	510,000	416,519
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%	276,000	246,004
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	155,000	129,658
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	138,000	124,925
09/15/2029	4.000%	129,000	106,374
Total			1,783,806
Packaging 0.0%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	354,000	342,400
09/01/2029	4.000%	602,000	482,336
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	226,000	206,482
Canpack SA/US LLC(a)
11/15/2029	3.875%	428,000	343,171
Sealed Air Corp.(a)
02/01/2028	6.125%	38,000	37,420
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	388,000	366,796
Total			1,778,605
Pharmaceuticals 0.3%
1375209 BC Ltd.(a)
01/30/2028	9.000%	42,000	41,940
AbbVie, Inc.
11/06/2042	4.400%	8,000,000	6,938,866
Amgen, Inc.
09/01/2053	2.770%	15,184,000	9,162,800
AstraZeneca Finance LLC
05/28/2031	2.250%	3,500,000	2,913,936
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	130,000	89,605
08/15/2027	5.750%	170,000	113,049
06/01/2028	4.875%	96,000	59,871
09/30/2028	11.000%	75,000	58,983
10/15/2030	14.000%	14,000	8,916
Bristol Myers Squibb Co.
02/20/2048	4.550%	2,848,000	2,588,542
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	211,000	180,254
Organon Finance 1 LLC(a)
04/30/2028	4.125%	144,000	127,052
04/30/2031	5.125%	415,000	353,708
Total			22,637,522
Property & Casualty 0.2%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	451,000	399,992
10/15/2027	6.750%	721,000	655,465
04/15/2028	6.750%	463,000	452,863
11/01/2029	5.875%	197,000	165,152

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American International Group, Inc.
06/30/2050	4.375%	4,150,000	3,490,976
AssuredPartners, Inc.(a)
08/15/2025	7.000%	120,000	117,610
01/15/2029	5.625%	372,000	316,017
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	7,500,000	6,049,326
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	417,000	359,507
HUB International Ltd.(a)
05/01/2026	7.000%	295,000	291,046
12/01/2029	5.625%	378,000	325,111
Loews Corp.
05/15/2030	3.200%	3,000,000	2,661,794
Radian Group, Inc.
03/15/2027	4.875%	160,000	149,740
USI, Inc.(a)
05/01/2025	6.875%	232,000	228,847
Total			15,663,446
Railroads 0.1%
CSX Corp.
03/15/2044	4.100%	4,500,000	3,790,560
Restaurants 0.0%
1011778 BC ULC/New Red Finance, Inc.(a)
01/15/2028	3.875%	359,000	320,282
10/15/2030	4.000%	117,000	96,628
IRB Holding Corp.(a)
06/15/2025	7.000%	361,000	361,000
Total			777,910
Retailers 0.2%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	248,000	215,346
02/15/2032	5.000%	270,000	231,313
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	237,000	203,390
Hanesbrands, Inc.(a)
02/15/2031	9.000%	110,000	111,262
L Brands, Inc.(a)
07/01/2025	9.375%	33,000	34,923
10/01/2030	6.625%	406,000	384,824
L Brands, Inc.
06/15/2029	7.500%	143,000	143,426
Lithia Motors, Inc.(a)
01/15/2031	4.375%	120,000	99,881
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lowe’s Companies, Inc.
04/01/2052	4.250%	12,000,000	9,444,799
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	263,000	240,733
02/15/2029	7.750%	217,000	211,543
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	133,000	107,212
Total			11,428,652
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	95,000	96,904
02/15/2028	5.875%	158,000	152,813
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	130,000	119,336
Total			369,053
Technology 0.4%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	254,000	222,153
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	88,000	87,333
Broadcom, Inc.(a)
02/15/2051	3.750%	10,832,000	7,553,029
Camelot Finance SA(a)
11/01/2026	4.500%	118,000	108,559
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	160,000	138,128
07/01/2029	4.875%	466,000	402,444
CommScope Technologies LLC(a)
06/15/2025	6.000%	168,000	161,310
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	489,000	386,928
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	233,000	194,283
Entegris Escrow Corp.(a)
06/15/2030	5.950%	319,000	297,481
Gartner, Inc.(a)
10/01/2030	3.750%	260,000	221,077
HealthEquity, Inc.(a)
10/01/2029	4.500%	165,000	144,171
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	176,000	143,408
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	200,000	163,263

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	21

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Iron Mountain, Inc.(a)
09/15/2027	4.875%	91,000	84,103
03/15/2028	5.250%	159,000	146,346
07/15/2028	5.000%	350,000	317,146
07/15/2030	5.250%	167,000	145,643
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	532,000	255,082
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	409,000	325,225
NCR Corp.(a)
09/01/2027	5.750%	154,000	149,882
10/01/2028	5.000%	499,000	432,359
04/15/2029	5.125%	393,000	335,612
10/01/2030	5.250%	18,000	15,062
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	604,000	571,413
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	9,000,000	7,797,071
Oracle Corp.
04/15/2038	6.500%	4,500,000	4,687,698
Picard Midco, Inc.(a)
03/31/2029	6.500%	426,000	369,175
RELX Capital, Inc.
05/20/2032	4.750%	2,768,000	2,645,189
Sensata Technologies BV(a)
09/01/2030	5.875%	207,000	197,603
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	354,000	325,220
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	284,000	281,225
Verscend Escrow Corp.(a)
08/15/2026	9.750%	409,000	411,287
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	575,000	479,582
Total			30,195,490
Transportation Services 0.1%
ERAC USA Finance LLC(a)
10/15/2037	7.000%	5,050,000	5,692,591
Wireless 0.2%
Altice France Holding SA(a)
02/15/2028	6.000%	547,000	377,406
Altice France SA(a)
02/01/2027	8.125%	209,000	195,415
01/15/2028	5.500%	582,000	479,454
07/15/2029	5.125%	200,000	154,977
American Tower Corp.
08/15/2029	3.800%	4,750,000	4,282,983
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Capital Corp.
03/15/2032	8.750%	236,000	280,844
Sprint Corp.
03/01/2026	7.625%	282,000	292,799
T-Mobile US, Inc.
01/15/2053	5.650%	5,000,000	4,904,233
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	165,000	132,786
07/15/2031	4.750%	331,000	272,960
Total			11,373,857
Wirelines 0.1%
AT&T, Inc.
09/15/2053	3.500%	12,115,000	8,317,293
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	207,000	158,986
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	163,000	164,853
Iliad Holding SAS(a)
10/15/2026	6.500%	339,000	317,177
10/15/2028	7.000%	505,000	466,327
Total			9,424,636
Total Corporate Bonds & Notes (Cost $610,582,315)			528,105,638

Exchange-Traded Equity Funds 1.9%
	Shares	Value ($)
International Mid Large Cap 1.9%
iShares Core MSCI EAFE ETF	2,163,578	140,697,477
Total Exchange-Traded Equity Funds (Cost $145,112,086)		140,697,477

Foreign Government Obligations(h) 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.0%
NOVA Chemicals Corp.(a)
06/01/2024	4.875%	145,000	142,857
06/01/2027	5.250%	217,000	195,338
05/15/2029	4.250%	290,000	239,761
Total			577,956
Total Foreign Government Obligations (Cost $633,887)			577,956

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency 12.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
07/01/2029- 09/01/2043	3.500%	603,334	575,821
10/01/2031- 10/01/2039	6.000%	113,306	115,641
06/01/2032- 07/01/2032	7.000%	107,281	109,460
12/01/2036- 01/01/2039	5.500%	51,743	53,214
03/01/2038	6.500%	1,342	1,377
10/01/2038- 05/01/2041	5.000%	118,253	119,297
05/01/2039- 10/01/2040	4.500%	334,606	332,175
12/01/2051	2.500%	30,014,149	25,436,231
CMO Series 1614 Class MZ
11/15/2023	6.500%	359	359
Federal Home Loan Mortgage Corp.(b)
12-month USD LIBOR + 1.708% Cap 11.198% 08/01/2036	3.825%	5,637	5,711
Federal Home Loan Mortgage Corp.(i)
01/01/2038	6.000%	154,861	160,492
05/01/2038	5.500%	68,550	69,730
11/01/2039- 06/01/2041	4.500%	841,650	836,471
05/01/2041	5.000%	211,678	212,123
01/01/2043- 06/01/2046	3.500%	550,511	512,808
Federal National Mortgage Association(i)
12/01/2025- 03/01/2046	3.500%	4,378,755	4,137,210
07/01/2027- 02/01/2031	3.000%	1,242,673	1,178,369
10/01/2043- 02/01/2044	4.500%	540,621	532,248
08/01/2044	4.000%	134,451	128,939
Federal National Mortgage Association
01/01/2026- 05/01/2027	3.500%	308,170	300,303
01/01/2029- 06/01/2044	4.000%	561,446	545,933
06/01/2031	7.000%	47,311	48,164
07/01/2032- 03/01/2037	6.500%	129,474	133,155
06/01/2037- 02/01/2038	5.500%	58,975	60,563
05/01/2040- 06/01/2044	4.500%	787,719	779,055
08/01/2043	3.000%	102,423	92,693
Series 2006-M2 Class A2A
10/25/2032	5.271%	178,703	177,110
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(j)
03/16/2038- 03/13/2053	3.000%	173,650,000	153,653,059
03/16/2038- 03/13/2053	3.500%	108,475,000	100,176,654
03/13/2053	2.000%	51,775,000	42,163,254
03/13/2053	2.500%	124,975,000	105,852,848
03/13/2053	4.000%	222,800,000	209,118,687
03/13/2053	4.500%	152,075,000	146,514,758
03/13/2053	5.000%	104,200,000	102,425,344
Total Residential Mortgage-Backed Securities - Agency (Cost $914,687,118)			896,559,256

Residential Mortgage-Backed Securities - Non-Agency 11.6%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	8,580,701	7,975,388
Ajax Mortgage Loan Trust(a),(c)
CMO Series 2021-A Class A1
09/25/2065	1.065%	14,445,227	12,443,516
CMO Series 2021-B Class A
06/25/2066	2.239%	6,986,673	6,521,231
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-6 Class A3
05/25/2065	1.775%	814,219	707,883
CMO Series 2020-6 Class M1
05/25/2065	2.805%	2,575,000	1,962,487
CMO Series 2020-R1 Class A1
04/25/2053	0.990%	3,691,378	3,278,698
CMO Series 2022-6 Class A1
07/25/2067	4.300%	27,723,768	26,173,333
Bellemeade Re Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	7.434%	5,337,000	5,272,633
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	5.484%	9,350,061	9,237,992
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class A1
05/25/2060	1.449%	1,170,369	1,090,604
CMO Series 2020-RPL1 Class A1
05/26/2059	2.500%	3,942,655	3,649,328
CMO Series 2021-A Class A1
10/25/2059	1.991%	7,813,970	7,294,453
CMO Series 2021-B Class A1
04/01/2069	2.115%	5,458,736	5,183,328

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	23

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-NQM1 Class A1
02/25/2049	0.941%	7,718,781	6,744,602
CMO Series 2021-NQM1 Class A3
02/25/2049	1.332%	3,126,786	2,708,291
CMO Series 2021-NQM2 Class A3
03/25/2060	1.435%	1,712,764	1,603,825
CMO Series 2022-NQM3 Class A1
07/25/2062	5.108%	6,796,745	6,725,213
Subordinated CMO Series 2021-NQM2 Class B1
03/25/2060	3.044%	2,725,000	2,142,728
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	14,208,636	12,972,172
CMO Series 2022-NQM1 Class A1
06/25/2067	5.528%	5,807,933	5,608,691
CIM Trust(a),(c)
CMO Series 2021-NR1 Class A1
07/25/2055	2.569%	5,154,777	4,887,002
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	4,135,877	3,915,848
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A1
03/25/2065	1.853%	186,832	182,945
CMO Series 2021-HX1 Class M1
10/25/2066	2.355%	3,250,000	2,082,552
CMO Series 2022-1 Class A1
12/27/2066	2.284%	14,589,508	12,637,562
CMO Series 2022-4 Class A1
03/25/2067	4.301%	12,577,589	11,974,784
COLT Mortgage Loan Trust(a)
CMO Series 2021-2R Class A1
07/27/2054	0.798%	2,416,138	2,023,621
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2020-R01 Class 1M2
1-month USD LIBOR + 2.050% 01/25/2040	6.667%	3,066,797	3,091,754
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	7.584%	7,200,000	7,223,683
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-AFC1 Class A1
03/25/2056	0.830%	4,381,572	3,335,271
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	1,545,397	1,307,582
CMO Series 2021-NQM1 Class M1
05/25/2065	2.130%	1,075,000	708,449
CMO Series 2021-RPL1 Class A1
09/27/2060	1.668%	10,383,152	9,870,031
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-RPL2 Class M1
01/25/2060	2.750%	4,775,000	3,563,178
CMO Series 2021-RPL2 Class M2
01/25/2060	3.250%	2,525,000	1,866,117
CMO Series 2022-ATH3 Class A1
08/25/2067	4.991%	6,939,356	6,687,587
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	9,614,311	8,984,186
CMO Series 2021-RPL4 Class A1
12/27/2060	1.796%	7,241,153	6,413,210
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	2.691%	5,029,678	4,869,567
Subordinated CMO Series 2020-RPL4 Class A1
01/25/2060	2.000%	4,068,794	3,551,966
CSMC Trust(a)
CMO Series 2019-AFC1 Class A1
07/25/2049	2.573%	2,660,657	2,478,588
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	7.010%	2,925,000	2,927,844
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 04/25/2034	6.534%	11,950,000	11,872,251
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2059	3.046%	692,215	637,596
CMO Series 2020-1 Class A1
05/25/2065	2.006%	199,583	190,424
CMO Series 2022-2 Class A1
04/25/2067	4.299%	34,177,873	32,483,098
Equifirst Mortgage Loan Trust(c)
CMO Series 2003-1 Class IF1
12/25/2032	4.010%	23,500	21,330
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA1 Class M2
1-month USD LIBOR + 1.700% 01/25/2050	6.317%	3,235,503	3,227,039
CMO Series 2021-DNA1 Class M2
30-day Average SOFR + 1.800% 01/25/2051	6.284%	3,423,276	3,401,216
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.134%	2,950,075	2,930,542

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-HQA1 Class M1
30-day Average SOFR + 0.700% 08/25/2033	5.184%	185,319	185,088
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	7.384%	7,000,000	6,979,220
CMO Series 2022-DNA4 Class M1A
30-day Average SOFR + 2.200% 05/25/2042	6.684%	16,950,455	17,108,164
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	6.634%	3,412,121	3,422,781
Freddie Mac STACR Trust(a),(b)
CMO Series 2019-DNA4 Class M2
1-month USD LIBOR + 1.950% 10/25/2049	6.567%	704,941	704,946
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	6.884%	16,150,000	15,738,043
CMO Series 2022-DNA5 Class M1A
30-day Average SOFR + 2.950% 06/25/2042	7.434%	11,877,781	12,164,119
Subordinated CMO Series 2021-DNA7 Class M1
30-day Average SOFR + 0.850% 11/25/2041	5.334%	25,175,458	24,850,043
GCAT LLC(a),(c)
CMO Series 2020-3 Class A1
09/25/2025	2.981%	6,137,964	5,937,352
GCAT Trust(a),(c)
CMO Series 2019-RPL1 Class A1
10/25/2068	2.650%	5,200,509	4,874,294
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	19,191,906	17,335,574
CMO Series 2022-NQM3 Class A1
04/25/2067	4.349%	33,592,880	31,940,157
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1A
30-day Average SOFR + 1.900% Floor 1.900% 02/25/2034	6.210%	1,828,750	1,819,613
GS Mortgage-Backed Securities Trust(a),(c)
CMO Series 2019-SL1 Class A1
01/25/2059	2.625%	433,029	430,727
CMO Series 2020-NQM1 Class A1
09/27/2060	1.382%	2,325,420	2,084,049
Home Re Ltd.(a),(b)
CMO Series 2021-1 Class M1B
1-month USD LIBOR + 1.550% 07/25/2033	6.167%	4,794,581	4,787,392
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a),(c)
CMO Series 2020-2 Class A3
05/25/2065	3.196%	3,450,000	3,149,289
Homeward Opportunities Fund Trust(a),(g)
CMO Series 2020-BPL1 Class A1
08/25/2025	3.228%	1,475,274	1,456,407
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A3
09/25/2056	1.516%	5,851,706	4,569,905
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	7,394,329	6,730,996
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	14,588,256	13,465,225
MetLife Securitization Trust(a),(c)
CMO Series 2018-1A Class A
03/25/2057	3.750%	2,414,675	2,263,094
MFA Trust(a),(c)
CMO Series 2020-NQM3 Class M1
01/26/2065	2.654%	2,925,000	2,370,199
CMO Series 2021-NQM1 Class A1
04/25/2065	1.153%	4,462,767	3,842,322
CMO Series 2022-NQM2 Class A1
05/25/2067	4.000%	32,081,987	29,995,481
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A1
01/25/2056	0.852%	1,510,803	1,347,270
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	313,018	280,335
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	482,942	428,545
Mill City Mortgage Loan Trust(a),(c)
CMO Series 2018-3 Class A1
08/25/2058	3.482%	4,771,671	4,502,695
CMO Series 2021-NMR1 Class M1
11/25/2060	1.850%	7,225,000	6,205,602
New Residential Mortgage Loan Trust(a)
CMO Series 2016-3A Class A1
09/25/2056	3.750%	823,397	757,016
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,651,393	2,444,783
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	6.534%	5,275,000	5,252,141

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	25

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OBX Trust(a),(b)
CMO Series 2020-EXP3 Class 2A1A
1-month USD LIBOR + 0.950% 01/25/2060	5.517%	1,031,049	1,021,113
Oceanview Mortgage Loan Trust(a)
CMO Series 2020-1 Class A1A
05/28/2050	1.733%	1,912,584	1,696,017
Preston Ridge Partners Mortgage(a),(c)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	14,610,851	13,706,896
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	2.363%	3,605,551	3,387,135
CMO Series 2021-1 Class A1
01/25/2026	2.115%	6,148,799	5,845,177
CMO Series 2021-10 Class A1
10/25/2026	2.487%	8,562,259	7,843,328
CMO Series 2021-2 Class A1
03/25/2026	2.115%	4,943,947	4,655,325
CMO Series 2021-3 Class A1
04/25/2026	1.867%	8,509,590	7,821,456
CMO Series 2021-9 Class A1
10/25/2026	2.363%	13,460,521	12,579,748
Pretium Mortgage Credit Partners LLC(a),(c)
CMO Series 2021-NPL6 Class A1
07/25/2051	2.487%	20,985,905	19,548,264
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A3
11/25/2056	2.893%	12,941,000	7,875,490
CMO Series 2021-AFC2 Class M1
11/25/2056	3.443%	9,528,000	6,163,755
Subordinated CMO Series 2021-AFC2 Class B1
11/25/2056	3.701%	8,383,000	5,294,091
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	3,896,171	3,410,674
Radnor Re Ltd.(a),(b)
CMO Series 2020-1 Class M1A
1-month USD LIBOR + 0.950% Floor 0.950% 01/25/2030	5.567%	83,503	83,422
Subordinated CMO Series 2021-2 Class M1A
30-day Average SOFR + 1.850% Floor 1.850% 11/25/2031	6.334%	2,413,633	2,403,376
Subordinated CMO Series 2021-2 Class M1B
30-day Average SOFR + 3.700% Floor 3.700% 11/25/2031	8.184%	4,775,000	4,785,814
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Residential Mortgage Loan Trust(a),(c)
CMO Series 2020-1 Class A3
01/26/2060	2.684%	969,582	912,222
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	3,470,593	3,264,086
CMO Series 2020-2 Class A3
04/25/2060	3.000%	5,483,808	5,293,423
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	915,010	818,355
CMO Series 2021-4 Class M1
08/25/2056	2.400%	3,475,000	2,204,275
Toorak Mortgage Corp., Ltd.(a),(c)
CMO Series 2020-1 Class A1
03/25/2023	2.734%	7,394,556	7,299,296
CMO Series 2021-1 Class A1
06/25/2024	2.240%	5,800,000	5,487,116
Towd Point HE Trust(a),(c)
CMO Series 2021-HE1 Class M2
02/25/2063	2.500%	2,800,000	2,389,664
Towd Point Mortgage Trust(a),(c)
CMO Series 2018-1 Class A1
01/25/2058	3.000%	944,440	915,234
CMO Series 2018-6 Class A1A
03/25/2058	3.750%	3,544,206	3,408,611
Towd Point Mortgage Trust(a),(b)
CMO Series 2019-HY1 Class A1
1-month USD LIBOR + 1.000% 10/25/2048	5.617%	2,943,884	2,935,655
CMO Series 2019-HY2 Class A1
1-month USD LIBOR + 1.000% 05/25/2058	5.617%	3,496,165	3,488,223
TVC Mortgage Trust(a)
CMO Series 2020-RTL1 Class A1
09/25/2024	3.474%	423,649	422,315
VCAT Asset Securitization LLC(a),(c)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	25,501,638	23,345,227
VCAT LLC(a),(c)
CMO Series 2021-NPL1 Class A1
12/26/2050	2.289%	927,820	877,416
Vericrest Opportunity Loan Transferee(a),(c)
CMO Series 2021-NP11 Class A1
08/25/2051	1.868%	13,186,468	11,931,465
Vericrest Opportunity Loan Transferee XCII LLC(a),(c)
CMO Series 2021-NPL1 Class A1
02/27/2051	1.893%	9,301,743	8,457,276

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Vericrest Opportunity Loan Transferee XCIII LLC(a),(c)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	7,790,636	6,928,256
Vericrest Opportunity Loan Transferee XCIV LLC(a),(c)
CMO Series 2021-NPL3 Class A1
02/27/2051	2.240%	9,396,680	8,855,792
Vericrest Opportunity Loan Transferee XCIX LLC(a),(c)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	5,988,522	5,451,304
Vericrest Opportunity Loan Transferee XCVI LLC(a),(c)
CMO Series 2021-NPL5 Class A1
03/27/2051	2.116%	5,664,047	5,240,559
Vericrest Opportunity Loan Transferee XCVII LLC(a),(c)
CMO Series 2021-NPL6 Class A1
04/25/2051	2.240%	23,464,738	21,339,074
Vericrest Opportunity Loan Trust CI LLC(a),(c)
CMO Series 2021-NP10 Class A1
05/25/2051	1.992%	16,763,590	15,083,577
Verus Securitization Trust(a),(c)
CMO Series 2019-4 Class A3
11/25/2059	3.000%	3,523,573	3,325,333
CMO Series 2020-1 Class M1
01/25/2060	3.021%	6,350,000	5,032,930
CMO Series 2020-2 Class A1
05/25/2060	2.226%	694,422	669,112
CMO Series 2020-INV1 Class A1
03/25/2060	1.977%	240,655	234,596
CMO Series 2021-R1 Class A2
10/25/2063	1.057%	1,211,944	1,081,488
CMO Series 2021-R1 Class A3
10/25/2063	1.262%	1,544,251	1,373,121
CMO Series 2022-1 Class A1
01/25/2067	2.724%	22,933,371	20,457,512
CMO Series 2022-4 Class A1
04/25/2067	4.474%	2,931,287	2,791,381
CMO Series 2023-INV1 Class A1
02/25/2068	5.999%	21,300,000	21,242,701
Visio Trust(a),(c)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	2,007,602	1,862,422
Visio Trust(a)
CMO Series 2020-1R Class A2
11/25/2055	1.567%	1,081,641	976,183
CMO Series 2020-1R Class A3
11/25/2055	1.873%	1,230,794	1,113,317
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $913,260,931)			842,695,684

Senior Loans 0.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(b),(k)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 09/22/2028	8.500%	212,850	211,405
Consumer Cyclical Services 0.0%
8th Avenue Food & Provisions, Inc.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.385%	32,969	20,523
Media and Entertainment 0.0%
Cengage Learning, Inc.(b),(k)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	9.880%	351,101	331,151
Technology 0.0%
Ascend Learning LLC(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	8.218%	248,490	232,925
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.385%	150,000	130,032
DCert Buyer, Inc.(b),(k)
2nd Lien Term Loan
1-month USD LIBOR + 7.000% 02/19/2029	11.696%	233,000	215,816
UKG, Inc.(b),(k)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	8.032%	149,395	146,258
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	10.032%	291,000	282,511
Total			1,007,542
Total Senior Loans (Cost $1,666,205)			1,570,621

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	27

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
U.S. Treasury Obligations 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(i)
02/15/2045	2.500%	36,025,000	27,525,352
Total U.S. Treasury Obligations (Cost $34,358,977)			27,525,352

Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(l),(m)	488,674,509	488,479,040
Total Money Market Funds (Cost $488,453,581)		488,479,040
Total Investments in Securities (Cost: $6,932,406,862)		8,124,871,014
Other Assets & Liabilities, Net		(848,663,417)
Net Assets		7,276,207,597
At February 28, 2023, securities and/or cash totaling $36,998,086 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,245	06/2023	USD	362,324,531	—	(741,687)
U.S. Treasury 5-Year Note	2,135	06/2023	USD	228,561,759	—	(264,297)
U.S. Treasury Ultra Bond	502	06/2023	USD	67,801,375	—	(737,521)
Total					—	(1,743,505)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(985)	06/2023	USD	(200,670,664)	452,251	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $1,853,066,235, which represents 25.47% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 28, 2023.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2023.
(d)	Non-income producing investment.
(e)	Represents a security purchased on a forward commitment basis.
(f)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2023.
(h)	Principal and interest may not be guaranteed by a governmental entity.
(i)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(j)	Represents a security purchased on a when-issued basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Balanced Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
(k)	The stated interest rate represents the weighted average interest rate at February 28, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(l)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(m)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	626,292,933	1,075,129,488	(1,213,043,485)	100,104	488,479,040	(58,700)	9,597,721	488,674,509
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	29

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	524,349,623	—	524,349,623
Commercial Mortgage-Backed Securities - Non-Agency	—	513,412,061	—	513,412,061
Common Stocks
Communication Services	521,676,624	—	—	521,676,624
Consumer Discretionary	292,872,627	—	—	292,872,627
Consumer Staples	308,670,746	—	—	308,670,746
Energy	168,713,373	—	—	168,713,373
Financials	461,598,400	—	—	461,598,400
Health Care	610,402,435	—	—	610,402,435
Industrials	356,300,005	—	—	356,300,005
Information Technology	1,176,820,127	—	—	1,176,820,127
Materials	112,784,445	—	—	112,784,445
Real Estate	61,030,048	—	—	61,030,048
Utilities	89,749,559	—	—	89,749,559
Total Common Stocks	4,160,618,389	—	—	4,160,618,389
Convertible Bonds	—	279,917	—	279,917
Corporate Bonds & Notes	—	528,105,638	—	528,105,638
Exchange-Traded Equity Funds	140,697,477	—	—	140,697,477
Foreign Government Obligations	—	577,956	—	577,956
Residential Mortgage-Backed Securities - Agency	—	896,559,256	—	896,559,256
Residential Mortgage-Backed Securities - Non-Agency	—	842,695,684	—	842,695,684
Senior Loans	—	1,570,621	—	1,570,621
U.S. Treasury Obligations	—	27,525,352	—	27,525,352
Money Market Funds	488,479,040	—	—	488,479,040
Total Investments in Securities	4,789,794,906	3,335,076,108	—	8,124,871,014
Investments in Derivatives
Asset
Futures Contracts	452,251	—	—	452,251
Liability
Futures Contracts	(1,743,505)	—	—	(1,743,505)
Total	4,788,503,652	3,335,076,108	—	8,123,579,760
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Balanced Fund | Semiannual Report 2023

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,443,953,281)	$7,636,391,974
Affiliated issuers (cost $488,453,581)	488,479,040
Cash collateral held at broker for:
TBA	18,321,000
Receivable for:
Investments sold	21,385,979
Investments sold on a delayed delivery basis	103,740
Capital shares sold	4,915,716
Dividends	8,025,814
Interest	13,913,649
Foreign tax reclaims	2,549
Variation margin for futures contracts	175,196
Prepaid expenses	60,667
Trustees’ deferred compensation plan	349,895
Other assets	73,911
Total assets	8,192,199,130
Liabilities
Due to custodian	125,763
Payable for:
Investments purchased	29,876,365
Investments purchased on a delayed delivery basis	877,687,904
Capital shares purchased	6,821,554
Variation margin for futures contracts	63,741
Management services fees	114,947
Distribution and/or service fees	51,172
Transfer agent fees	685,331
Compensation of board members	97,187
Compensation of chief compliance officer	714
Other expenses	116,960
Trustees’ deferred compensation plan	349,895
Total liabilities	915,991,533
Net assets applicable to outstanding capital stock	$7,276,207,597
Represented by
Paid in capital	6,159,379,263
Total distributable earnings (loss)	1,116,828,334
Total - representing net assets applicable to outstanding capital stock	$7,276,207,597
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	31

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$2,944,469,844
Shares outstanding	70,636,260
Net asset value per share	$41.68
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$44.22
Advisor Class
Net assets	$305,898,926
Shares outstanding	7,265,918
Net asset value per share	$42.10
Class C
Net assets	$1,070,112,902
Shares outstanding	25,818,358
Net asset value per share	$41.45
Institutional Class
Net assets	$1,917,059,263
Shares outstanding	46,095,749
Net asset value per share	$41.59
Institutional 2 Class
Net assets	$318,862,362
Shares outstanding	7,660,785
Net asset value per share	$41.62
Institutional 3 Class
Net assets	$606,774,431
Shares outstanding	14,406,538
Net asset value per share	$42.12
Class R
Net assets	$113,029,869
Shares outstanding	2,711,577
Net asset value per share	$41.68
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Balanced Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$31,111,223
Dividends — affiliated issuers	9,597,721
Interest	50,980,603
Interfund lending	1,774
Foreign taxes withheld	(163,831)
Total income	91,527,490
Expenses:
Management services fees	21,138,063
Distribution and/or service fees
Class A	3,665,596
Class C	5,610,489
Class R	279,353
Transfer agent fees
Class A	1,415,435
Advisor Class	149,326
Class C	541,525
Institutional Class	946,182
Institutional 2 Class	92,946
Institutional 3 Class	24,006
Class R	53,942
Compensation of board members	68,621
Custodian fees	34,021
Printing and postage fees	168,244
Registration fees	117,568
Audit fees	19,979
Legal fees	57,649
Interest on collateral	2,706
Compensation of chief compliance officer	714
Other	61,231
Total expenses	34,447,596
Expense reduction	(1,548)
Total net expenses	34,446,048
Net investment income	57,081,442
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(14,101,994)
Investments — affiliated issuers	(58,700)
Foreign currency translations	(10,516)
Futures contracts	(49,364,113)
Net realized loss	(63,535,323)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(74,455,197)
Investments — affiliated issuers	100,104
Futures contracts	(34,304)
Net change in unrealized appreciation (depreciation)	(74,389,397)
Net realized and unrealized loss	(137,924,720)
Net decrease in net assets resulting from operations	$(80,843,278)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	33

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$57,081,442	$69,557,213
Net realized gain (loss)	(63,535,323)	366,340,581
Net change in unrealized appreciation (depreciation)	(74,389,397)	(1,592,887,976)
Net decrease in net assets resulting from operations	(80,843,278)	(1,156,990,182)
Distributions to shareholders
Net investment income and net realized gains
Class A	(128,207,294)	(301,333,013)
Advisor Class	(13,555,748)	(33,598,968)
Class C	(44,973,759)	(124,430,082)
Institutional Class	(88,520,726)	(217,188,113)
Institutional 2 Class	(14,846,503)	(37,022,415)
Institutional 3 Class	(26,923,152)	(64,433,085)
Class R	(4,776,345)	(11,695,427)
Total distributions to shareholders	(321,803,527)	(789,701,103)
Increase (decrease) in net assets from capital stock activity	(164,626,083)	464,141,127
Total decrease in net assets	(567,272,888)	(1,482,550,158)
Net assets at beginning of period	7,843,480,485	9,326,030,643
Net assets at end of period	$7,276,207,597	$7,843,480,485
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Balanced Fund | Semiannual Report 2023

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,778,575	200,858,791	10,083,787	492,333,678
Distributions reinvested	2,926,737	121,883,936	5,680,179	286,850,006
Redemptions	(7,235,907)	(303,601,061)	(10,295,565)	(500,840,484)
Net increase	469,405	19,141,666	5,468,401	278,343,200
Advisor Class
Subscriptions	566,534	24,006,632	1,822,291	91,396,595
Distributions reinvested	322,205	13,551,702	659,706	33,574,129
Redemptions	(1,176,962)	(49,905,410)	(1,838,487)	(89,442,525)
Net increase (decrease)	(288,223)	(12,347,076)	643,510	35,528,199
Class C
Subscriptions	1,339,928	56,049,327	3,488,168	172,317,393
Distributions reinvested	1,052,366	43,579,684	2,369,562	119,709,620
Redemptions	(4,578,526)	(191,327,592)	(7,425,517)	(358,773,357)
Net decrease	(2,186,232)	(91,698,581)	(1,567,787)	(66,746,344)
Institutional Class
Subscriptions	3,495,651	146,496,855	8,968,338	439,290,675
Distributions reinvested	1,833,529	76,176,189	3,732,782	187,780,068
Redemptions	(7,102,894)	(297,706,000)	(9,666,031)	(465,381,836)
Net increase (decrease)	(1,773,714)	(75,032,956)	3,035,089	161,688,907
Institutional 2 Class
Subscriptions	1,268,891	52,680,153	1,749,381	85,011,500
Distributions reinvested	356,954	14,839,590	734,813	37,002,816
Redemptions	(1,552,606)	(64,897,933)	(3,051,743)	(149,515,640)
Net increase (decrease)	73,239	2,621,810	(567,549)	(27,501,324)
Institutional 3 Class
Subscriptions	1,344,545	57,202,268	3,081,999	152,927,781
Distributions reinvested	564,991	23,767,753	1,122,400	57,108,962
Redemptions	(2,160,059)	(93,044,568)	(2,590,162)	(127,143,105)
Net increase (decrease)	(250,523)	(12,074,547)	1,614,237	82,893,638
Class R
Subscriptions	241,759	10,136,953	363,397	17,819,827
Distributions reinvested	112,398	4,680,505	225,446	11,406,732
Redemptions	(239,390)	(10,053,857)	(606,040)	(29,291,708)
Net increase (decrease)	114,767	4,763,601	(17,197)	(65,149)
Total net increase (decrease)	(3,841,281)	(164,626,083)	8,608,704	464,141,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	35

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$43.97	0.32	(0.75)	(0.43)	(0.30)	(1.56)	(1.86)
Year Ended 8/31/2022	$54.93	0.40	(6.73)	(6.33)	(0.34)	(4.29)	(4.63)
Year Ended 8/31/2021	$47.73	0.36	9.19	9.55	(0.37)	(1.98)	(2.35)
Year Ended 8/31/2020	$42.24	0.53	6.67	7.20	(0.63)	(1.08)	(1.71)
Year Ended 8/31/2019	$42.53	0.63	1.19	1.82	(0.60)	(1.51)	(2.11)
Year Ended 8/31/2018	$40.56	0.48	2.57	3.05	(0.46)	(0.62)	(1.08)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$44.39	0.38	(0.75)	(0.37)	(0.36)	(1.56)	(1.92)
Year Ended 8/31/2022	$55.42	0.52	(6.79)	(6.27)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$48.13	0.49	9.27	9.76	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.58	0.64	6.72	7.36	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.86	0.73	1.21	1.94	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.87	0.58	2.59	3.17	(0.56)	(0.62)	(1.18)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$43.72	0.17	(0.74)	(0.57)	(0.14)	(1.56)	(1.70)
Year Ended 8/31/2022	$54.68	0.03	(6.69)	(6.66)	(0.01)	(4.29)	(4.30)
Year Ended 8/31/2021	$47.56	(0.02)	9.16	9.14	(0.04)	(1.98)	(2.02)
Year Ended 8/31/2020	$42.08	0.21	6.65	6.86	(0.30)	(1.08)	(1.38)
Year Ended 8/31/2019	$42.38	0.32	1.19	1.51	(0.30)	(1.51)	(1.81)
Year Ended 8/31/2018	$40.42	0.17	2.56	2.73	(0.15)	(0.62)	(0.77)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$43.87	0.38	(0.74)	(0.36)	(0.36)	(1.56)	(1.92)
Year Ended 8/31/2022	$54.83	0.52	(6.72)	(6.20)	(0.47)	(4.29)	(4.76)
Year Ended 8/31/2021	$47.65	0.48	9.17	9.65	(0.49)	(1.98)	(2.47)
Year Ended 8/31/2020	$42.17	0.64	6.65	7.29	(0.73)	(1.08)	(1.81)
Year Ended 8/31/2019	$42.47	0.73	1.19	1.92	(0.71)	(1.51)	(2.22)
Year Ended 8/31/2018	$40.50	0.58	2.57	3.15	(0.56)	(0.62)	(1.18)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$43.91	0.38	(0.75)	(0.37)	(0.36)	(1.56)	(1.92)
Year Ended 8/31/2022	$54.87	0.53	(6.71)	(6.18)	(0.49)	(4.29)	(4.78)
Year Ended 8/31/2021	$47.68	0.50	9.18	9.68	(0.51)	(1.98)	(2.49)
Year Ended 8/31/2020	$42.20	0.66	6.65	7.31	(0.75)	(1.08)	(1.83)
Year Ended 8/31/2019	$42.50	0.75	1.19	1.94	(0.73)	(1.51)	(2.24)
Year Ended 8/31/2018	$40.53	0.60	2.57	3.17	(0.58)	(0.62)	(1.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Balanced Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$41.68	(0.96%)	0.94%(c),(d)	0.94%(c),(d),(e)	1.55%(c)	82%	$2,944,470
Year Ended 8/31/2022	$43.97	(12.57%)	0.92%(d),(f)	0.92%(d),(e),(f)	0.81%	121%	$3,085,213
Year Ended 8/31/2021	$54.93	20.72%	0.93%(d)	0.93%(d),(e)	0.71%	124%	$3,553,866
Year Ended 8/31/2020	$47.73	17.59%	0.95%	0.95%(e)	1.23%	140%	$2,954,559
Year Ended 8/31/2019	$42.24	4.79%	0.95%	0.95%	1.55%	119%	$2,685,001
Year Ended 8/31/2018	$42.53	7.63%	0.95%	0.95%(e)	1.16%	76%	$2,798,246
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$42.10	(0.82%)	0.69%(c),(d)	0.69%(c),(d),(e)	1.80%(c)	82%	$305,899
Year Ended 8/31/2022	$44.39	(12.36%)	0.67%(d),(f)	0.67%(d),(e),(f)	1.06%	121%	$335,333
Year Ended 8/31/2021	$55.42	21.03%	0.68%(d)	0.68%(d),(e)	0.95%	124%	$382,964
Year Ended 8/31/2020	$48.13	17.89%	0.70%	0.70%(e)	1.48%	140%	$253,954
Year Ended 8/31/2019	$42.58	5.04%	0.70%	0.70%	1.80%	119%	$248,877
Year Ended 8/31/2018	$42.86	7.89%	0.70%	0.70%(e)	1.41%	76%	$262,644
Class C
Six Months Ended 2/28/2023 (Unaudited)	$41.45	(1.30%)	1.69%(c),(d)	1.69%(c),(d),(e)	0.80%(c)	82%	$1,070,113
Year Ended 8/31/2022	$43.72	(13.23%)	1.67%(d),(f)	1.67%(d),(e),(f)	0.05%	121%	$1,224,470
Year Ended 8/31/2021	$54.68	19.82%	1.68%(d)	1.68%(d),(e)	(0.04%)	124%	$1,616,952
Year Ended 8/31/2020	$47.56	16.73%	1.70%	1.70%(e)	0.48%	140%	$1,512,696
Year Ended 8/31/2019	$42.08	4.00%	1.70%	1.70%	0.80%	119%	$1,443,468
Year Ended 8/31/2018	$42.38	6.83%	1.70%	1.70%(e)	0.42%	76%	$1,591,465
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$41.59	(0.81%)	0.69%(c),(d)	0.69%(c),(d),(e)	1.80%(c)	82%	$1,917,059
Year Ended 8/31/2022	$43.87	(12.36%)	0.67%(d),(f)	0.67%(d),(e),(f)	1.06%	121%	$2,100,254
Year Ended 8/31/2021	$54.83	21.01%	0.68%(d)	0.68%(d),(e)	0.96%	124%	$2,458,182
Year Ended 8/31/2020	$47.65	17.90%	0.70%	0.70%(e)	1.48%	140%	$1,876,178
Year Ended 8/31/2019	$42.17	5.04%	0.70%	0.70%	1.80%	119%	$1,672,560
Year Ended 8/31/2018	$42.47	7.91%	0.70%	0.70%(e)	1.42%	76%	$1,872,366
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$41.62	(0.81%)	0.65%(c),(d)	0.65%(c),(d)	1.84%(c)	82%	$318,862
Year Ended 8/31/2022	$43.91	(12.32%)	0.64%(d),(f)	0.64%(d),(f)	1.09%	121%	$333,148
Year Ended 8/31/2021	$54.87	21.07%	0.64%(d)	0.64%(d)	1.00%	124%	$447,431
Year Ended 8/31/2020	$47.68	17.95%	0.65%	0.65%	1.52%	140%	$286,454
Year Ended 8/31/2019	$42.20	5.09%	0.65%	0.65%	1.84%	119%	$245,737
Year Ended 8/31/2018	$42.50	7.96%	0.65%	0.65%	1.46%	76%	$279,242
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	37

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$44.41	0.40	(0.75)	(0.35)	(0.38)	(1.56)	(1.94)
Year Ended 8/31/2022	$55.44	0.57	(6.79)	(6.22)	(0.52)	(4.29)	(4.81)
Year Ended 8/31/2021	$48.15	0.53	9.27	9.80	(0.53)	(1.98)	(2.51)
Year Ended 8/31/2020	$42.60	0.68	6.72	7.40	(0.77)	(1.08)	(1.85)
Year Ended 8/31/2019	$42.88	0.78	1.20	1.98	(0.75)	(1.51)	(2.26)
Year Ended 8/31/2018	$40.88	0.63	2.59	3.22	(0.60)	(0.62)	(1.22)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$43.97	0.27	(0.75)	(0.48)	(0.25)	(1.56)	(1.81)
Year Ended 8/31/2022	$54.92	0.27	(6.71)	(6.44)	(0.22)	(4.29)	(4.51)
Year Ended 8/31/2021	$47.73	0.23	9.18	9.41	(0.24)	(1.98)	(2.22)
Year Ended 8/31/2020	$42.23	0.42	6.68	7.10	(0.52)	(1.08)	(1.60)
Year Ended 8/31/2019	$42.53	0.53	1.18	1.71	(0.50)	(1.51)	(2.01)
Year Ended 8/31/2018	$40.56	0.38	2.57	2.95	(0.36)	(0.62)	(0.98)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Balanced Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$42.12	(0.78%)	0.60%(c),(d)	0.60%(c),(d)	1.89%(c)	82%	$606,774
Year Ended 8/31/2022	$44.41	(12.27%)	0.59%(d),(f)	0.59%(d),(f)	1.15%	121%	$650,889
Year Ended 8/31/2021	$55.44	21.13%	0.59%(d)	0.59%(d)	1.05%	124%	$723,074
Year Ended 8/31/2020	$48.15	18.00%	0.61%	0.61%	1.56%	140%	$573,567
Year Ended 8/31/2019	$42.60	5.14%	0.61%	0.61%	1.90%	119%	$377,342
Year Ended 8/31/2018	$42.88	8.01%	0.60%	0.60%	1.53%	76%	$308,783
Class R
Six Months Ended 2/28/2023 (Unaudited)	$41.68	(1.08%)	1.19%(c),(d)	1.19%(c),(d),(e)	1.31%(c)	82%	$113,030
Year Ended 8/31/2022	$43.97	(12.78%)	1.17%(d),(f)	1.17%(d),(e),(f)	0.56%	121%	$114,174
Year Ended 8/31/2021	$54.92	20.40%	1.18%(d)	1.18%(d),(e)	0.47%	124%	$143,562
Year Ended 8/31/2020	$47.73	17.32%	1.20%	1.20%(e)	0.98%	140%	$134,948
Year Ended 8/31/2019	$42.23	4.50%	1.20%	1.20%	1.30%	119%	$127,735
Year Ended 8/31/2018	$42.53	7.36%	1.20%	1.20%(e)	0.91%	76%	$133,485
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Balanced Fund | Semiannual Report 2023	39

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Balanced Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
40	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Columbia Balanced Fund | Semiannual Report 2023	41

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
42	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	452,251*

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,743,505*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Balanced Fund | Semiannual Report 2023	43

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(49,364,113)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(34,304)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	714,185,692
Futures contracts — short	163,483,340

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
44	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is
Columbia Balanced Fund | Semiannual Report 2023	45

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
46	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.5075% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.5745% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
Columbia Balanced Fund | Semiannual Report 2023	47

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,548.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
48	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	1,159,282
Class C	—	1.00(b)	32,028

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.08%
Advisor Class	0.83
Class C	1.83
Institutional Class	0.83
Institutional 2 Class	0.80
Institutional 3 Class	0.75
Class R	1.33
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,932,407,000	1,501,892,000	(310,719,000)	1,191,173,000
Columbia Balanced Fund | Semiannual Report 2023	49

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $6,310,173,611 and $6,392,007,120, respectively, for the six months ended February 28, 2023, of which $5,164,964,618 and $4,855,960,670, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,533,333	4.10	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under
50	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant
Columbia Balanced Fund | Semiannual Report 2023	51

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 38.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not
52	Columbia Balanced Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Balanced Fund | Semiannual Report 2023	53

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Columbia Balanced Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR120_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Contrarian Core Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Contrarian Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Contrarian Core Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2005
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/98	-0.06	-10.60	8.84	11.41
	Including sales charges		-5.81	-15.75	7.56	10.75
Advisor Class		11/08/12	0.03	-10.38	9.12	11.69
Class C	Excluding sales charges	12/09/02	-0.45	-11.27	8.03	10.58
	Including sales charges		-1.34	-12.07	8.03	10.58
Institutional Class		12/14/92	0.04	-10.37	9.12	11.69
Institutional 2 Class		11/08/12	0.07	-10.32	9.20	11.81
Institutional 3 Class		11/08/12	0.13	-10.23	9.26	11.87
Class R		09/27/10	-0.20	-10.81	8.57	11.14
Class V	Excluding sales charges	02/12/93	-0.06	-10.58	8.84	11.40
	Including sales charges		-5.79	-15.72	7.56	10.74
Russell 1000 Index			1.37	-8.21	9.68	12.09
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Contrarian Core Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	12.5
Consumer Discretionary	7.0
Consumer Staples	7.4
Energy	4.1
Financials	11.1
Health Care	14.7
Industrials	8.6
Information Technology	28.2
Materials	2.7
Real Estate	1.5
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Contrarian Core Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.40	1,019.89	4.91	4.96	0.99
Advisor Class	1,000.00	1,000.00	1,000.30	1,021.12	3.67	3.71	0.74
Class C	1,000.00	1,000.00	995.50	1,016.17	8.61	8.70	1.74
Institutional Class	1,000.00	1,000.00	1,000.40	1,021.12	3.67	3.71	0.74
Institutional 2 Class	1,000.00	1,000.00	1,000.70	1,021.47	3.32	3.36	0.67
Institutional 3 Class	1,000.00	1,000.00	1,001.30	1,021.72	3.08	3.11	0.62
Class R	1,000.00	1,000.00	998.00	1,018.65	6.14	6.21	1.24
Class V	1,000.00	1,000.00	999.40	1,019.89	4.91	4.96	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Contrarian Core Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.5%
Issuer	Shares	Value ($)
Communication Services 12.4%
Entertainment 3.4%
Endeavor Group Holdings, Inc., Class A(a)	2,313,827	51,621,480
Take-Two Interactive Software, Inc.(a)	1,432,018	156,877,572
Walt Disney Co. (The)(a)	1,338,413	133,319,319
Total		341,818,371
Interactive Media & Services 6.2%
Alphabet, Inc., Class A(a)	1,970,322	177,447,199
Alphabet, Inc., Class C(a)	1,961,835	177,153,701
Match Group, Inc.(a)	1,193,909	49,451,711
Meta Platforms, Inc., Class A(a)	951,018	166,371,089
ZoomInfo Technologies, Inc.(a)	2,147,935	51,915,589
Total		622,339,289
Media 1.3%
Comcast Corp., Class A	3,655,249	135,865,605
Wireless Telecommunication Services 1.5%
T-Mobile US, Inc.(a)	1,038,131	147,601,466
Total Communication Services		1,247,624,731
Consumer Discretionary 6.9%
Automobiles 1.3%
Tesla, Inc.(a)	634,620	130,547,680
Hotels, Restaurants & Leisure 0.6%
McDonald’s Corp.	235,983	62,278,273
Internet & Direct Marketing Retail 3.2%
Amazon.com, Inc.(a)	3,389,985	319,438,287
Specialty Retail 0.9%
Lowe’s Companies, Inc.	234,222	48,191,176
TJX Companies, Inc. (The)	597,206	45,745,980
Total		93,937,156
Textiles, Apparel & Luxury Goods 0.9%
Tapestry, Inc.	2,157,568	93,875,784
Total Consumer Discretionary		700,077,180
Consumer Staples 7.3%
Beverages 0.3%
Monster Beverage Corp.(a)	332,770	33,862,675
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 2.4%
Sysco Corp.	1,432,412	106,814,963
Walmart, Inc.	925,514	131,543,305
Total		238,358,268
Food Products 1.7%
Mondelez International, Inc., Class A	2,596,600	169,246,388
Household Products 2.4%
Procter & Gamble Co. (The)	1,748,633	240,541,956
Personal Products 0.5%
Coty, Inc., Class A(a)	4,935,591	55,772,178
Total Consumer Staples		737,781,465
Energy 4.0%
Oil, Gas & Consumable Fuels 4.0%
Canadian Natural Resources Ltd.	2,081,521	117,626,752
Chevron Corp.	1,311,091	210,784,100
EOG Resources, Inc.	663,512	74,990,126
Total		403,400,978
Total Energy		403,400,978
Financials 10.9%
Banks 4.0%
Bank of America Corp.	2,619,416	89,845,969
JPMorgan Chase & Co.	659,858	94,590,644
Wells Fargo & Co.	4,605,619	215,404,801
Total		399,841,414
Capital Markets 3.2%
BlackRock, Inc.	98,815	68,126,025
MSCI, Inc.	104,258	54,438,315
S&P Global, Inc.	144,949	49,456,599
State Street Corp.	1,770,765	157,031,440
Total		329,052,379
Consumer Finance 0.1%
American Express Co.	72,216	12,564,862
Diversified Financial Services 2.7%
Berkshire Hathaway, Inc., Class B(a)	898,335	274,153,875
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Contrarian Core Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 0.9%
Aon PLC, Class A	284,725	86,570,636
Total Financials		1,102,183,166
Health Care 14.5%
Biotechnology 2.4%
BioMarin Pharmaceutical, Inc.(a)	913,605	90,985,922
Vertex Pharmaceuticals, Inc.(a)	513,030	148,927,479
Total		239,913,401
Health Care Equipment & Supplies 3.6%
Abbott Laboratories	896,654	91,207,645
Boston Scientific Corp.(a)	2,338,809	109,269,156
GE HealthCare Technologies, Inc.(a)	838,388	63,717,488
Medtronic PLC	1,263,891	104,650,175
Total		368,844,464
Health Care Providers & Services 2.2%
CVS Health Corp.	840,767	70,237,675
Elevance Health, Inc.	320,425	150,494,010
Total		220,731,685
Life Sciences Tools & Services 1.8%
Avantor, Inc.(a)	1,642,598	40,030,113
IQVIA Holdings, Inc.(a)	244,834	51,040,544
Thermo Fisher Scientific, Inc.	159,422	86,368,463
Total		177,439,120
Pharmaceuticals 4.5%
Eli Lilly & Co.	627,320	195,234,530
Johnson & Johnson	1,684,765	258,207,084
Total		453,441,614
Total Health Care		1,460,370,284
Industrials 8.5%
Aerospace & Defense 2.1%
Raytheon Technologies Corp.	2,119,708	207,922,158
Airlines 0.2%
Southwest Airlines Co.	757,258	25,428,724
Industrial Conglomerates 1.8%
General Electric Co.	1,414,150	119,792,646
Honeywell International, Inc.	315,850	60,478,958
Total		180,271,604
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 1.5%
Parker-Hannifin Corp.	433,443	152,506,920
Road & Rail 2.9%
Uber Technologies, Inc.(a)	3,926,291	130,588,438
Union Pacific Corp.	786,949	163,118,789
Total		293,707,227
Total Industrials		859,836,633
Information Technology 27.8%
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	854,518	108,797,232
Zebra Technologies Corp., Class A(a)	63,270	18,996,817
Total		127,794,049
IT Services 4.7%
Accenture PLC, Class A	311,001	82,586,315
International Business Machines Corp.	318,246	41,149,208
MasterCard, Inc., Class A	474,437	168,562,722
Visa, Inc., Class A	808,453	177,811,153
Total		470,109,398
Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc.(a)	642,588	50,494,565
Entegris, Inc.	504,101	42,964,528
Lam Research Corp.	231,545	112,533,186
Marvell Technology, Inc.	1,032,745	46,628,437
Microchip Technology, Inc.	376,813	30,533,157
NVIDIA Corp.	976,351	226,669,648
QUALCOMM, Inc.	459,906	56,812,188
Total		566,635,709
Software 10.4%
Adobe, Inc.(a)	495,287	160,448,224
Intuit, Inc.	421,608	171,670,345
Microsoft Corp.	2,659,139	663,242,449
Palo Alto Networks, Inc.(a)	319,129	60,114,330
Total		1,055,475,348
Technology Hardware, Storage & Peripherals 5.8%
Apple, Inc.	3,999,191	589,520,746
Total Information Technology		2,809,535,250

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.7%
Chemicals 2.7%
Corteva, Inc.	986,288	61,435,879
International Flavors & Fragrances, Inc.	1,288,790	120,115,228
Sherwin-Williams Co. (The)	399,822	88,500,600
Total		270,051,707
Total Materials		270,051,707
Real Estate 1.4%
Equity Real Estate Investment Trusts (REITS) 1.4%
American Tower Corp.	735,422	145,620,910
Total Real Estate		145,620,910
Utilities 2.1%
Electric Utilities 1.4%
American Electric Power Co., Inc.	1,569,165	138,039,445
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.7%
Public Service Enterprise Group, Inc.	1,274,268	77,004,015
Total Utilities		215,043,460
Total Common Stocks (Cost $6,563,356,406)		9,951,525,764

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	157,174,325	157,111,456
Total Money Market Funds (Cost $157,095,336)		157,111,456
Total Investments in Securities (Cost: $6,720,451,742)		10,108,637,220
Other Assets & Liabilities, Net		(982,269)
Net Assets		10,107,654,951

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	289,176,047	1,016,972,571	(1,149,039,601)	2,439	157,111,456	20,964	3,402,278	157,174,325
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Contrarian Core Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	1,247,624,731	—	—	1,247,624,731
Consumer Discretionary	700,077,180	—	—	700,077,180
Consumer Staples	737,781,465	—	—	737,781,465
Energy	403,400,978	—	—	403,400,978
Financials	1,102,183,166	—	—	1,102,183,166
Health Care	1,460,370,284	—	—	1,460,370,284
Industrials	859,836,633	—	—	859,836,633
Information Technology	2,809,535,250	—	—	2,809,535,250
Materials	270,051,707	—	—	270,051,707
Real Estate	145,620,910	—	—	145,620,910
Utilities	215,043,460	—	—	215,043,460
Total Common Stocks	9,951,525,764	—	—	9,951,525,764
Money Market Funds	157,111,456	—	—	157,111,456
Total Investments in Securities	10,108,637,220	—	—	10,108,637,220
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,563,356,406)	$9,951,525,764
Affiliated issuers (cost $157,095,336)	157,111,456
Receivable for:
Investments sold	48,626,891
Capital shares sold	2,988,060
Dividends	15,275,428
Foreign tax reclaims	632,859
Expense reimbursement due from Investment Manager	9,835
Prepaid expenses	84,255
Trustees’ deferred compensation plan	788,192
Other assets	89,988
Total assets	10,177,132,728
Liabilities
Payable for:
Investments purchased	60,745,751
Capital shares purchased	6,555,811
Management services fees	170,362
Distribution and/or service fees	22,136
Transfer agent fees	948,813
Compensation of board members	131,088
Compensation of chief compliance officer	984
Other expenses	114,640
Trustees’ deferred compensation plan	788,192
Total liabilities	69,477,777
Net assets applicable to outstanding capital stock	$10,107,654,951
Represented by
Paid in capital	6,793,025,587
Total distributable earnings (loss)	3,314,629,364
Total - representing net assets applicable to outstanding capital stock	$10,107,654,951
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Contrarian Core Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$1,600,589,699
Shares outstanding	63,435,519
Net asset value per share	$25.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$26.77
Advisor Class
Net assets	$508,301,668
Shares outstanding	19,398,565
Net asset value per share	$26.20
Class C
Net assets	$311,127,669
Shares outstanding	14,585,682
Net asset value per share	$21.33
Institutional Class
Net assets	$4,184,626,140
Shares outstanding	163,953,737
Net asset value per share	$25.52
Institutional 2 Class
Net assets	$709,343,050
Shares outstanding	27,100,379
Net asset value per share	$26.17
Institutional 3 Class
Net assets	$2,526,295,237
Shares outstanding	96,437,481
Net asset value per share	$26.20
Class R
Net assets	$104,511,650
Shares outstanding	4,140,350
Net asset value per share	$25.24
Class V
Net assets	$162,859,838
Shares outstanding	6,553,699
Net asset value per share	$24.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$26.37
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$72,246,322
Dividends — affiliated issuers	3,402,278
Interfund lending	1,959
Foreign taxes withheld	(378,685)
Total income	75,271,874
Expenses:
Management services fees	31,179,470
Distribution and/or service fees
Class A	1,995,893
Class C	1,688,825
Class R	267,013
Class V	202,496
Transfer agent fees
Class A	1,050,925
Advisor Class	343,856
Class C	222,273
Institutional Class	2,783,448
Institutional 2 Class	195,936
Institutional 3 Class	86,616
Class R	70,294
Class V	106,632
Compensation of board members	92,026
Custodian fees	24,256
Printing and postage fees	192,223
Registration fees	135,009
Audit fees	15,818
Legal fees	77,146
Compensation of chief compliance officer	984
Other	82,538
Total expenses	40,813,677
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(620,848)
Expense reduction	(5,966)
Total net expenses	40,186,863
Net investment income	35,085,011
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(7,728,935)
Investments — affiliated issuers	20,964
Foreign currency translations	(23,652)
Net realized loss	(7,731,623)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(17,901,175)
Investments — affiliated issuers	2,439
Foreign currency translations	(13,540)
Net change in unrealized appreciation (depreciation)	(17,912,276)
Net realized and unrealized loss	(25,643,899)
Net increase in net assets resulting from operations	$9,441,112
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Contrarian Core Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$35,085,011	$61,840,347
Net realized gain (loss)	(7,731,623)	1,156,760,456
Net change in unrealized appreciation (depreciation)	(17,912,276)	(2,864,242,888)
Net increase (decrease) in net assets resulting from operations	9,441,112	(1,645,642,085)
Distributions to shareholders
Net investment income and net realized gains
Class A	(149,270,484)	(248,040,955)
Advisor Class	(48,346,525)	(83,993,104)
Class C	(35,779,204)	(71,648,177)
Institutional Class	(403,323,638)	(648,750,792)
Institutional 2 Class	(65,673,680)	(101,640,489)
Institutional 3 Class	(238,634,908)	(399,260,986)
Class R	(9,716,828)	(16,900,701)
Class V	(15,368,822)	(25,882,833)
Total distributions to shareholders	(966,114,089)	(1,596,118,037)
Increase in net assets from capital stock activity	499,240,082	624,160,386
Total decrease in net assets	(457,432,895)	(2,617,599,736)
Net assets at beginning of period	10,565,087,846	13,182,687,582
Net assets at end of period	$10,107,654,951	$10,565,087,846
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,638,407	94,338,226	7,173,174	225,974,029
Distributions reinvested	5,523,577	137,095,179	7,052,274	228,282,119
Redemptions	(5,797,945)	(150,689,480)	(10,586,589)	(331,438,652)
Net increase	3,364,039	80,743,925	3,638,859	122,817,496
Advisor Class
Subscriptions	1,795,877	48,366,219	3,894,443	126,057,847
Distributions reinvested	1,825,854	47,034,007	2,426,602	81,266,896
Redemptions	(4,015,430)	(108,990,876)	(5,207,867)	(168,960,931)
Net increase (decrease)	(393,699)	(13,590,650)	1,113,178	38,363,812
Class C
Subscriptions	606,800	13,462,560	1,356,379	37,187,816
Distributions reinvested	1,660,206	34,897,527	2,477,529	69,370,813
Redemptions	(3,496,665)	(77,502,958)	(5,166,302)	(140,541,479)
Net decrease	(1,229,659)	(29,142,871)	(1,332,394)	(33,982,850)
Institutional Class
Subscriptions	14,007,502	374,123,650	18,000,362	572,977,701
Distributions reinvested	15,126,987	379,536,090	18,595,718	608,079,971
Redemptions	(19,733,722)	(519,939,049)	(25,901,207)	(821,657,440)
Net increase	9,400,767	233,720,691	10,694,873	359,400,232
Institutional 2 Class
Subscriptions	3,905,769	102,574,211	2,116,482	68,996,293
Distributions reinvested	2,550,154	65,615,470	3,036,132	101,558,621
Redemptions	(2,518,763)	(67,763,189)	(4,780,790)	(156,247,153)
Net increase	3,937,160	100,426,492	371,824	14,307,761
Institutional 3 Class
Subscriptions	6,552,388	176,491,323	11,315,637	364,235,729
Distributions reinvested	7,428,333	191,279,561	9,291,200	310,976,452
Redemptions	(9,142,561)	(250,742,925)	(17,531,135)	(567,306,226)
Net increase	4,838,160	117,027,959	3,075,702	107,905,955
Class R
Subscriptions	162,329	4,263,649	414,445	13,254,917
Distributions reinvested	388,765	9,656,926	517,344	16,761,949
Redemptions	(492,519)	(12,828,408)	(775,349)	(24,498,125)
Net increase	58,575	1,092,167	156,440	5,518,741
Class V
Subscriptions	134,889	3,302,408	198,920	6,295,381
Distributions reinvested	458,280	11,200,364	586,499	18,726,926
Redemptions	(215,477)	(5,540,403)	(491,137)	(15,193,068)
Net increase	377,692	8,962,369	294,282	9,829,239
Total net increase	20,353,035	499,240,082	18,012,764	624,160,386
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Contrarian Core Fund | Semiannual Report 2023

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Columbia Contrarian Core Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$27.82	0.06	(0.12)	(0.06)	(0.06)	(2.47)	(2.53)
Year Ended 8/31/2022	$36.54	0.10	(4.35)	(4.25)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.79	0.09	8.94	9.03	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.48	0.18	5.65	5.83	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$27.19	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.41	0.18	3.05	3.23	(0.18)	(1.27)	(1.45)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$28.84	0.10	(0.13)	(0.03)	(0.14)	(2.47)	(2.61)
Year Ended 8/31/2022	$37.70	0.19	(4.49)	(4.30)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.66	0.18	9.21	9.39	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$26.19	0.25	5.80	6.05	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.89	0.29	0.19	0.48	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$26.02	0.25	3.13	3.38	(0.24)	(1.27)	(1.51)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$23.94	(0.03)	(0.11)	(0.14)	—	(2.47)	(2.47)
Year Ended 8/31/2022	$32.19	(0.12)	(3.73)	(3.85)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$26.53	(0.13)	7.90	7.77	—	(2.11)	(2.11)
Year Ended 8/31/2020	$22.84	(0.02)	5.04	5.02	(0.04)	(1.29)	(1.33)
Year Ended 8/31/2019	$24.57	0.04	0.15	0.19	(0.02)	(1.90)	(1.92)
Year Ended 8/31/2018	$23.09	(0.01)	2.76	2.75	—	(1.27)	(1.27)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$28.16	0.10	(0.13)	(0.03)	(0.14)	(2.47)	(2.61)
Year Ended 8/31/2022	$36.92	0.18	(4.38)	(4.20)	(0.16)	(4.40)	(4.56)
Year Ended 8/31/2021	$30.07	0.18	9.02	9.20	(0.24)	(2.11)	(2.35)
Year Ended 8/31/2020	$25.71	0.24	5.70	5.94	(0.29)	(1.29)	(1.58)
Year Ended 8/31/2019	$27.42	0.29	0.18	0.47	(0.28)	(1.90)	(2.18)
Year Ended 8/31/2018	$25.61	0.25	3.07	3.32	(0.24)	(1.27)	(1.51)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$28.82	0.11	(0.13)	(0.02)	(0.16)	(2.47)	(2.63)
Year Ended 8/31/2022	$37.68	0.21	(4.49)	(4.28)	(0.18)	(4.40)	(4.58)
Year Ended 8/31/2021	$30.64	0.20	9.21	9.41	(0.26)	(2.11)	(2.37)
Year Ended 8/31/2020	$26.17	0.27	5.80	6.07	(0.31)	(1.29)	(1.60)
Year Ended 8/31/2019	$27.88	0.32	0.18	0.50	(0.31)	(1.90)	(2.21)
Year Ended 8/31/2018	$26.01	0.28	3.13	3.41	(0.27)	(1.27)	(1.54)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Contrarian Core Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$25.23	(0.06%)	1.01%(c)	0.99%(c),(d)	0.49%(c)	21%	$1,600,590
Year Ended 8/31/2022	$27.82	(13.34%)	0.99%	0.99%(d)	0.32%	49%	$1,671,377
Year Ended 8/31/2021	$36.54	32.15%	1.00%(e)	1.00%(d),(e)	0.29%	47%	$2,061,801
Year Ended 8/31/2020	$29.79	23.80%	1.02%	1.02%(d)	0.67%	51%	$1,648,211
Year Ended 8/31/2019	$25.48	2.49%	1.03%(e)	1.03%(e)	0.91%	53%	$1,568,622
Year Ended 8/31/2018	$27.19	13.09%	1.02%	1.02%(d)	0.70%	63%	$1,912,203
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$26.20	0.03%	0.76%(c)	0.74%(c),(d)	0.73%(c)	21%	$508,302
Year Ended 8/31/2022	$28.84	(13.09%)	0.74%	0.74%(d)	0.57%	49%	$570,718
Year Ended 8/31/2021	$37.70	32.47%	0.75%(e)	0.75%(d),(e)	0.54%	47%	$704,253
Year Ended 8/31/2020	$30.66	24.06%	0.77%	0.77%(d)	0.92%	51%	$586,655
Year Ended 8/31/2019	$26.19	2.74%	0.78%(e)	0.78%(e)	1.16%	53%	$610,686
Year Ended 8/31/2018	$27.89	13.39%	0.77%	0.77%(d)	0.95%	63%	$743,515
Class C
Six Months Ended 2/28/2023 (Unaudited)	$21.33	(0.45%)	1.76%(c)	1.74%(c),(d)	(0.27%)(c)	21%	$311,128
Year Ended 8/31/2022	$23.94	(13.95%)	1.74%	1.74%(d)	(0.44%)	49%	$378,576
Year Ended 8/31/2021	$32.19	31.14%	1.75%(e)	1.75%(d),(e)	(0.45%)	47%	$552,047
Year Ended 8/31/2020	$26.53	22.85%	1.77%	1.77%(d)	(0.08%)	51%	$548,126
Year Ended 8/31/2019	$22.84	1.73%	1.78%(e)	1.78%(e)	0.16%	53%	$561,716
Year Ended 8/31/2018	$24.57	12.23%	1.77%	1.77%(d)	(0.05%)	63%	$708,041
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$25.52	0.04%	0.76%(c)	0.74%(c),(d)	0.73%(c)	21%	$4,184,626
Year Ended 8/31/2022	$28.16	(13.09%)	0.74%	0.74%(d)	0.57%	49%	$4,351,597
Year Ended 8/31/2021	$36.92	32.47%	0.75%(e)	0.75%(d),(e)	0.54%	47%	$5,311,382
Year Ended 8/31/2020	$30.07	24.08%	0.77%	0.77%(d)	0.92%	51%	$4,230,127
Year Ended 8/31/2019	$25.71	2.75%	0.78%(e)	0.78%(e)	1.16%	53%	$3,961,440
Year Ended 8/31/2018	$27.42	13.37%	0.77%	0.77%(d)	0.95%	63%	$4,889,699
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$26.17	0.07%	0.68%(c)	0.67%(c)	0.81%(c)	21%	$709,343
Year Ended 8/31/2022	$28.82	(13.03%)	0.67%	0.67%	0.64%	49%	$667,505
Year Ended 8/31/2021	$37.68	32.58%	0.68%(e)	0.68%(e)	0.61%	47%	$858,820
Year Ended 8/31/2020	$30.64	24.19%	0.69%	0.69%	1.00%	51%	$653,968
Year Ended 8/31/2019	$26.17	2.81%	0.68%(e)	0.68%(e)	1.25%	53%	$638,213
Year Ended 8/31/2018	$27.88	13.50%	0.68%	0.68%	1.04%	63%	$894,849
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$28.85	0.12	(0.13)	(0.01)	(0.17)	(2.47)	(2.64)
Year Ended 8/31/2022	$37.72	0.22	(4.49)	(4.27)	(0.20)	(4.40)	(4.60)
Year Ended 8/31/2021	$30.67	0.22	9.21	9.43	(0.27)	(2.11)	(2.38)
Year Ended 8/31/2020	$26.19	0.28	5.81	6.09	(0.32)	(1.29)	(1.61)
Year Ended 8/31/2019	$27.89	0.33	0.19	0.52	(0.32)	(1.90)	(2.22)
Year Ended 8/31/2018	$26.03	0.29	3.12	3.41	(0.28)	(1.27)	(1.55)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$27.80	0.03	(0.12)	(0.09)	—	(2.47)	(2.47)
Year Ended 8/31/2022	$36.52	0.02	(4.34)	(4.32)	—	(4.40)	(4.40)
Year Ended 8/31/2021	$29.78	0.01	8.94	8.95	(0.10)	(2.11)	(2.21)
Year Ended 8/31/2020	$25.48	0.11	5.64	5.75	(0.16)	(1.29)	(1.45)
Year Ended 8/31/2019	$27.18	0.16	0.19	0.35	(0.15)	(1.90)	(2.05)
Year Ended 8/31/2018	$25.41	0.12	3.04	3.16	(0.12)	(1.27)	(1.39)
Class V
Six Months Ended 2/28/2023 (Unaudited)	$27.44	0.06	(0.12)	(0.06)	(0.06)	(2.47)	(2.53)
Year Ended 8/31/2022	$36.09	0.10	(4.28)	(4.18)	(0.07)	(4.40)	(4.47)
Year Ended 8/31/2021	$29.45	0.09	8.83	8.92	(0.17)	(2.11)	(2.28)
Year Ended 8/31/2020	$25.22	0.17	5.58	5.75	(0.23)	(1.29)	(1.52)
Year Ended 8/31/2019	$26.93	0.22	0.19	0.41	(0.22)	(1.90)	(2.12)
Year Ended 8/31/2018	$25.18	0.18	3.02	3.20	(0.18)	(1.27)	(1.45)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Contrarian Core Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$26.20	0.13%	0.63%(c)	0.62%(c)	0.86%(c)	21%	$2,526,295
Year Ended 8/31/2022	$28.85	(13.00%)	0.62%	0.62%	0.69%	49%	$2,642,362
Year Ended 8/31/2021	$37.72	32.64%	0.63%(e)	0.63%(e)	0.66%	47%	$3,338,749
Year Ended 8/31/2020	$30.67	24.26%	0.64%	0.64%	1.05%	51%	$2,487,886
Year Ended 8/31/2019	$26.19	2.90%	0.64%(e)	0.64%(e)	1.30%	53%	$2,123,062
Year Ended 8/31/2018	$27.89	13.50%	0.63%	0.63%	1.10%	63%	$2,101,809
Class R
Six Months Ended 2/28/2023 (Unaudited)	$25.24	(0.20%)	1.26%(c)	1.24%(c),(d)	0.23%(c)	21%	$104,512
Year Ended 8/31/2022	$27.80	(13.55%)	1.24%	1.24%(d)	0.07%	49%	$113,472
Year Ended 8/31/2021	$36.52	31.83%	1.25%(e)	1.25%(d),(e)	0.04%	47%	$143,336
Year Ended 8/31/2020	$29.78	23.47%	1.27%	1.27%(d)	0.42%	51%	$124,853
Year Ended 8/31/2019	$25.48	2.24%	1.28%(e)	1.28%(e)	0.66%	53%	$124,951
Year Ended 8/31/2018	$27.18	12.78%	1.27%	1.27%(d)	0.45%	63%	$145,912
Class V
Six Months Ended 2/28/2023 (Unaudited)	$24.85	(0.06%)	1.01%(c)	0.99%(c),(d)	0.49%(c)	21%	$162,860
Year Ended 8/31/2022	$27.44	(13.32%)	0.99%	0.99%(d)	0.32%	49%	$169,480
Year Ended 8/31/2021	$36.09	32.14%	1.00%(e)	1.00%(d),(e)	0.29%	47%	$212,301
Year Ended 8/31/2020	$29.45	23.73%	1.02%	1.02%(d)	0.67%	51%	$172,192
Year Ended 8/31/2019	$25.22	2.52%	1.03%(e)	1.03%(e)	0.91%	53%	$150,836
Year Ended 8/31/2018	$26.93	13.09%	1.02%	1.02%(d)	0.70%	63%	$163,335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Contrarian Core Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Contrarian Core Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Columbia Contrarian Core Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
22	Columbia Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.612% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Contrarian Core Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $5,966.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	466,070
Class C	—	1.00(b)	8,238
Class V	5.75	0.50 - 1.00(a)	34

24	Columbia Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	0.97%	1.03%
Advisor Class	0.72	0.78
Class C	1.72	1.78
Institutional Class	0.72	0.78
Institutional 2 Class	0.65	0.71
Institutional 3 Class	0.60	0.66
Class R	1.22	1.28
Class V	0.97	1.03
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
6,720,452,000	3,553,436,000	(165,251,000)	3,388,185,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Contrarian Core Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,168,222,667 and $2,473,515,628, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	8,900,000	3.60	2
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
26	Columbia Contrarian Core Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, one unaffiliated shareholder of record owned 13.3% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Columbia Contrarian Core Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Contrarian Core Fund | Semiannual Report 2023

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Columbia Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR133_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Emerging Markets Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Emerging Markets Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Emerging Markets Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Lead Portfolio Manager
Managed Fund since 2008
Robert Cameron
Portfolio Manager
Managed Fund since 2008
Perry Vickery, CFA
Portfolio Manager
Managed Fund since 2017
Derek Lin, CFA
Portfolio Manager
Managed Fund since 2020
Darren Powell, CFA
Portfolio Manager
Managed Fund since 2021
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/28/07	-4.79	-22.62	-3.58	1.13
	Including sales charges		-10.30	-27.06	-4.72	0.53
Advisor Class*		03/19/13	-4.68	-22.46	-3.34	1.39
Class C	Excluding sales charges	09/28/07	-5.11	-23.19	-4.29	0.38
	Including sales charges		-6.06	-23.96	-4.29	0.38
Institutional Class		01/02/98	-4.72	-22.44	-3.35	1.39
Institutional 2 Class		11/08/12	-4.68	-22.34	-3.21	1.53
Institutional 3 Class		11/08/12	-4.66	-22.30	-3.18	1.58
Class R		09/27/10	-4.89	-22.77	-3.81	0.89
MSCI Emerging Markets Index (Net)			-2.29	-15.28	-1.87	1.52
MSCI EAFE Index (Net)			12.58	-3.14	2.64	4.83
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI Emerging Markets Index (Net) and the MSCI EAFE Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Emerging Markets Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	8.7
Consumer Discretionary	20.8
Consumer Staples	6.7
Energy	4.0
Financials	27.0
Health Care	4.1
Industrials	6.8
Information Technology	21.1
Materials	0.5
Real Estate	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
Argentina	1.7
Brazil	7.5
Canada	0.8
China	31.7
Greece	1.4
Hong Kong	1.7
India	15.1
Indonesia	7.7
Kazakhstan	0.5
Malaysia	0.7
Mexico	3.8
Philippines	0.3
Poland	0.8
Russian Federation	0.0(a)
South Africa	2.9
South Korea	11.2
Taiwan	9.6
Thailand	1.7
United States(b)	0.9
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Emerging Markets Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	952.10	1,017.55	7.07	7.30	1.46
Advisor Class	1,000.00	1,000.00	953.20	1,018.79	5.86	6.06	1.21
Class C	1,000.00	1,000.00	948.90	1,013.84	10.68	11.03	2.21
Institutional Class	1,000.00	1,000.00	952.80	1,018.79	5.86	6.06	1.21
Institutional 2 Class	1,000.00	1,000.00	953.20	1,019.34	5.33	5.51	1.10
Institutional 3 Class	1,000.00	1,000.00	953.40	1,019.54	5.13	5.31	1.06
Class R	1,000.00	1,000.00	951.10	1,016.31	8.27	8.55	1.71
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Emerging Markets Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.7%
Issuer	Shares	Value ($)
Argentina 1.7%
Globant SA(a)	37,977	6,269,243
MercadoLibre, Inc.(a)	13,795	16,829,900
Total		23,099,143
Brazil 7.5%
Afya Ltd., Class A(a)	410,188	4,749,977
B3 SA - Brasil Bolsa Balcao	7,078,287	14,317,596
Banco BTG Pactual SA	2,126,289	8,183,580
Banco do Brasil SA	615,978	4,749,741
Itaú Unibanco Holding SA, ADR	3,674,624	17,674,942
JBS SA	398,334	1,453,965
Localiza Rent a Car SA	1,390,090	14,767,939
Localiza Rent a Car SA, ADR(a)	6,075	64,539
Petro Rio SA(a)	1,893,807	12,360,234
Petroreconcavo SA	601,084	3,266,355
Sendas Distribuidora SA	3,392,860	11,755,719
WEG SA	941,212	7,009,494
Total		100,354,081
Canada 0.8%
Parex Resources, Inc.	668,344	10,893,346
China 31.6%
Alibaba Group Holding Ltd.(a)	1,029,100	11,311,295
Bafang Electric Suzhou Co., Ltd., Class A	289,303	5,168,048
Beijing Kingsoft Office Software, Inc., Class A	168,410	7,064,197
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	1,410,847	6,984,742
China Animal Healthcare Ltd.(a),(b),(c)	6,354,000	1
China Tourism Group Duty Free Corp., Ltd., Class A	509,487	14,513,975
Contemporary Amperex Technology Co., Ltd., Class A	125,000	7,253,211
Eastroc Beverage Group Co., Ltd., Class A	139,403	4,117,803
Full Truck Alliance Co., Ltd., ADR(a)	1,037,098	7,259,686
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	3,558,047	15,624,651
JD.com, Inc., ADR	608,874	27,058,361
JD.com, Inc., Class A	277,088	6,159,647
Kingdee International Software Group Co., Ltd.(a)	3,238,000	6,050,085
Kuaishou Technology(a)	643,900	4,315,073
Common Stocks (continued)
Issuer	Shares	Value ($)
Kweichow Moutai Co., Ltd., Class A	39,373	10,300,627
Li Ning Co., Ltd.	2,952,000	25,188,546
Medlive Technology Co., Ltd.(d)	3,037,573	3,713,983
Meituan, Class B(a)	2,093,140	36,326,304
Midea Group Co., Ltd., Class A	2,347,100	17,718,646
NetEase, Inc.	1,607,505	24,981,363
PDD Holdings, Inc., ADR(a)	339,360	29,772,053
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	386,047	17,443,020
Shenzhou International Group Holdings Ltd.	673,200	7,365,860
Silergy Corp.	211,000	3,970,195
Songcheng Performance Development Co., Ltd., Class A	6,556,272	14,814,367
Sungrow Power Supply Co., Ltd., Class A	388,524	6,680,664
Tencent Holdings Ltd.	1,945,200	85,449,537
WuXi Biologics Cayman, Inc.(a)	908,000	6,356,140
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	2,645,751	9,734,413
Total		422,696,493
Greece 1.4%
Eurobank Ergasias SA(a)	2,999,262	4,597,639
JUMBO SA	191,361	3,821,088
National Bank of Greece SA(a)	1,013,759	5,672,240
OPAP SA	293,222	4,551,087
Total		18,642,054
Hong Kong 1.7%
AIA Group Ltd.	1,574,200	16,730,625
Hong Kong Exchanges and Clearing Ltd.	79,700	3,192,197
Techtronic Industries Co., Ltd.	299,264	2,980,450
Total		22,903,272
India 15.0%
Apollo Hospitals Enterprise Ltd.	355,362	18,906,272
Astral Ltd.	198,005	4,519,491
AU Small Finance Bank Ltd.	1,638,870	11,742,989
Balkrishna Industries Ltd.	340,270	8,285,113
Cholamandalam Investment and Finance Co., Ltd.	1,630,543	14,907,182
Dixon Technologies India Ltd.	87,253	3,047,680
Eicher Motors Ltd.	220,920	8,291,279
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Emerging Markets Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
HDFC Bank Ltd., ADR	584,050	39,505,142
ICICI Bank Ltd., ADR	1,798,687	37,196,847
Infosys Ltd., ADR	384,894	6,904,998
Larsen & Toubro Ltd.	740,181	18,864,899
Mahindra & Mahindra Ltd.	661,638	10,151,548
Reliance Industries Ltd.	669,194	18,769,642
Total		201,093,082
Indonesia 7.7%
Bank Negara Indonesia Persero Tbk PT	22,968,100	13,209,567
PT Astra International Tbk	26,911,400	10,764,773
PT Bank BTPN Syariah Tbk	42,338,800	6,495,190
PT Bank Central Asia Tbk	62,132,600	35,635,464
PT Bank Rakyat Indonesia Persero Tbk	120,415,229	36,854,947
Total		102,959,941
Kazakhstan 0.5%
Kaspi.KZ JSC, GDR(b),(c),(d)	85,683	6,374,815
Malaysia 0.7%
CIMB Group Holdings Bhd	3,501,400	4,377,219
Public Bank Bhd	5,196,000	4,781,919
Total		9,159,138
Mexico 3.8%
Grupo Aeroportuario del Centro Norte SAB de CV	519,504	4,967,181
Grupo Aeroportuario del Pacifico SAB de CV	293,050	5,559,245
Grupo Financiero Banorte SAB de CV, Class O	2,575,037	21,797,706
Wal-Mart de Mexico SAB de CV, Class V	4,756,288	18,742,840
Total		51,066,972
Philippines 0.3%
Ayala Land, Inc.	6,758,500	3,473,898
Poland 0.8%
Dino Polska SA(a)	130,983	10,934,923
Russian Federation 0.0%
Detsky Mir PJSC(a),(b),(c),(e)	5,893,953	0
Fix Price Group PLC, GDR(a),(b),(c),(d),(e)	2,678,663	3
Ozon Holdings PLC, ADR(a),(b),(c),(e)	375,545	0
TCS Group Holding PLC, GDR(a),(b),(c),(e)	171,169	0
Yandex NV, Class A(a),(b),(c),(e)	477,611	1
Total		4
Common Stocks (continued)
Issuer	Shares	Value ($)
South Africa 2.9%
Absa Group Ltd.	1,183,039	12,772,803
Capitec Bank Holdings Ltd.	107,216	10,228,869
Clicks Group Ltd.	403,712	5,880,368
Shoprite Holdings Ltd.	779,619	9,440,565
Total		38,322,605
South Korea 9.9%
Coupang, Inc.(a)	582,100	9,028,371
Hana Financial Group, Inc.	199,348	6,837,093
Samsung Biologics Co., Ltd.(a)	12,976	7,581,084
Samsung Electro-Mechanics Co., Ltd.	112,710	12,254,512
Samsung Electronics Co., Ltd.	1,300,582	59,508,033
Samsung SDI Co., Ltd.	40,424	21,237,799
SK Hynix, Inc.	241,104	16,294,962
Total		132,741,854
Taiwan 9.7%
Chailease Holding Co., Ltd.	728,700	5,341,150
Delta Electronics	1,515,000	14,173,916
Taiwan Semiconductor Manufacturing Co., Ltd.	6,342,048	104,922,180
Unimicron Technology Corp.	1,080,281	4,461,787
Total		128,899,033
Thailand 1.7%
Kasikornbank PCL, Foreign Registered Shares	3,760,900	14,575,330
PTT Exploration & Production PCL	1,811,800	7,668,348
Total		22,243,678
Total Common Stocks (Cost $1,090,610,486)		1,305,858,332

Preferred Stocks 1.2%
Issuer	Shares	Value ($)
South Korea 1.2%
Samsung Electronics Co., Ltd.	408,983	16,491,853
Total Preferred Stocks (Cost $9,843,439)		16,491,853

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(f),(g)	12,047,596	12,042,777
Total Money Market Funds (Cost $12,042,773)		12,042,777
Total Investments in Securities (Cost $1,112,496,698)		1,334,392,962
Other Assets & Liabilities, Net		2,831,946
Net Assets		$1,337,224,908
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $6,374,820, which represents 0.48% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $10,088,801, which represents 0.75% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $4, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Detsky Mir PJSC	02/08/2017-12/13/2021	5,893,953	8,677,339	—
Fix Price Group PLC, GDR	03/05/2021-03/08/2021	2,678,663	26,134,618	3
Ozon Holdings PLC, ADR	11/24/2020-12/13/2021	375,545	16,861,518	—
TCS Group Holding PLC, GDR	11/21/2017-01/25/2022	171,169	3,700,340	—
Yandex NV, Class A	10/30/2015-12/13/2021	477,611	10,731,002	1
			66,104,817	4

(f)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(g)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	8,433,007	215,152,285	(211,542,518)	3	12,042,777	1,208	193,935	12,047,596
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Emerging Markets Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	23,099,143	—	—	23,099,143
Brazil	100,354,081	—	—	100,354,081
Canada	10,893,346	—	—	10,893,346
China	64,090,100	358,606,392	1	422,696,493
Greece	—	18,642,054	—	18,642,054
Hong Kong	—	22,903,272	—	22,903,272
India	83,606,987	117,486,095	—	201,093,082
Indonesia	—	102,959,941	—	102,959,941
Kazakhstan	—	—	6,374,815	6,374,815
Malaysia	—	9,159,138	—	9,159,138
Mexico	51,066,972	—	—	51,066,972
Philippines	—	3,473,898	—	3,473,898
Poland	—	10,934,923	—	10,934,923
Russian Federation	—	—	4	4
South Africa	—	38,322,605	—	38,322,605
South Korea	9,028,371	123,713,483	—	132,741,854
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Taiwan	—	128,899,033	—	128,899,033
Thailand	—	22,243,678	—	22,243,678
Total Common Stocks	342,139,000	957,344,512	6,374,820	1,305,858,332
Preferred Stocks
South Korea	—	16,491,853	—	16,491,853
Total Preferred Stocks	—	16,491,853	—	16,491,853
Money Market Funds	12,042,777	—	—	12,042,777
Total Investments in Securities	354,181,777	973,836,365	6,374,820	1,334,392,962
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Emerging Markets Fund | Semiannual Report 2023

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,100,453,925)	$1,322,350,185
Affiliated issuers (cost $12,042,773)	12,042,777
Foreign currency (cost $3,183,087)	2,853,468
Receivable for:
Investments sold	3,902,947
Capital shares sold	1,148,285
Dividends	2,343,631
Foreign tax reclaims	207,203
Expense reimbursement due from Investment Manager	2,151
Prepaid expenses	15,300
Trustees’ deferred compensation plan	139,284
Other assets	26,081
Total assets	1,345,031,312
Liabilities
Payable for:
Investments purchased	2,502,107
Capital shares purchased	1,319,449
Foreign capital gains taxes deferred	3,404,816
Management services fees	37,724
Distribution and/or service fees	1,547
Transfer agent fees	150,736
Compensation of board members	31,252
Compensation of chief compliance officer	134
Other expenses	219,355
Trustees’ deferred compensation plan	139,284
Total liabilities	7,806,404
Net assets applicable to outstanding capital stock	$1,337,224,908
Represented by
Paid in capital	1,367,399,129
Total distributable earnings (loss)	(30,174,221)
Total - representing net assets applicable to outstanding capital stock	$1,337,224,908
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	11

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$180,573,345
Shares outstanding	15,946,599
Net asset value per share	$11.32
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$12.01
Advisor Class
Net assets	$45,495,542
Shares outstanding	3,921,199
Net asset value per share	$11.60
Class C
Net assets	$8,736,562
Shares outstanding	840,140
Net asset value per share	$10.40
Institutional Class
Net assets	$503,056,212
Shares outstanding	43,692,154
Net asset value per share	$11.51
Institutional 2 Class
Net assets	$126,809,498
Shares outstanding	10,919,700
Net asset value per share	$11.61
Institutional 3 Class
Net assets	$467,875,264
Shares outstanding	40,082,107
Net asset value per share	$11.67
Class R
Net assets	$4,678,485
Shares outstanding	421,907
Net asset value per share	$11.09
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Emerging Markets Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,686,349
Dividends — affiliated issuers	193,935
Foreign taxes withheld	(1,266,741)
Total income	7,613,543
Expenses:
Management services fees	7,048,742
Distribution and/or service fees
Class A	232,827
Class C	45,988
Class R	11,366
Transfer agent fees
Class A	147,463
Advisor Class	41,161
Class C	7,280
Institutional Class	389,944
Institutional 2 Class	40,593
Institutional 3 Class	17,997
Class R	3,598
Compensation of board members	19,156
Custodian fees	162,314
Printing and postage fees	54,739
Registration fees	65,349
Audit fees	20,496
Legal fees	15,694
Interest on interfund lending	11,850
Compensation of chief compliance officer	134
Other	108,501
Total expenses	8,445,192
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(272,962)
Fees waived by transfer agent
Institutional 2 Class	(1,519)
Expense reduction	(1,708)
Total net expenses	8,169,003
Net investment loss	(555,460)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(101,149,312)
Investments — affiliated issuers	1,208
Foreign currency translations	(257,781)
Net realized loss	(101,405,885)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,425,451
Investments — affiliated issuers	3
Foreign currency translations	(286,794)
Foreign capital gains tax	1,460,690
Net change in unrealized appreciation (depreciation)	31,599,350
Net realized and unrealized loss	(69,806,535)
Net decrease in net assets resulting from operations	$(70,361,995)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income (loss)	$(555,460)	$440,257
Net realized loss	(101,405,885)	(98,694,657)
Net change in unrealized appreciation (depreciation)	31,599,350	(828,376,249)
Net decrease in net assets resulting from operations	(70,361,995)	(926,630,649)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(4,204,394)
Advisor Class	—	(1,411,194)
Class C	—	(218,247)
Institutional Class	—	(7,979,325)
Institutional 2 Class	—	(5,275,351)
Institutional 3 Class	—	(11,836,745)
Class R	—	(81,634)
Return of capital
Class A	—	(408,081)
Advisor Class	—	(128,585)
Class C	—	(26,609)
Institutional Class	—	(727,061)
Institutional 2 Class	—	(467,543)
Institutional 3 Class	—	(1,036,205)
Class R	—	(8,502)
Total distributions to shareholders	—	(33,809,476)
Increase (decrease) in net assets from capital stock activity	(108,018,636)	118,266,067
Total decrease in net assets	(178,380,631)	(842,174,058)
Net assets at beginning of period	1,515,605,539	2,357,779,597
Net assets at end of period	$1,337,224,908	$1,515,605,539
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Emerging Markets Fund | Semiannual Report 2023

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	892,466	10,226,170	2,357,203	35,630,861
Fund reorganization	—	—	269,775	4,637,897
Distributions reinvested	—	—	258,838	4,467,536
Redemptions	(2,279,688)	(25,565,021)	(4,236,227)	(62,139,731)
Net decrease	(1,387,222)	(15,338,851)	(1,350,411)	(17,403,437)
Advisor Class
Subscriptions	468,589	5,404,175	7,901,905	117,952,439
Fund reorganization	—	—	9,411,874	165,298,388
Distributions reinvested	—	—	87,134	1,536,164
Redemptions	(2,283,337)	(26,496,396)	(17,456,431)	(261,311,962)
Net increase (decrease)	(1,814,748)	(21,092,221)	(55,518)	23,475,029
Class C
Subscriptions	33,148	347,282	143,007	2,013,232
Distributions reinvested	—	—	14,975	239,603
Redemptions	(169,529)	(1,723,898)	(465,227)	(6,552,094)
Net decrease	(136,381)	(1,376,616)	(307,245)	(4,299,259)
Institutional Class
Subscriptions	12,742,031	146,538,764	37,723,359	563,198,392
Distributions reinvested	—	—	338,369	5,921,453
Redemptions	(12,111,376)	(140,586,997)	(23,369,942)	(329,853,633)
Net increase	630,655	5,951,767	14,691,786	239,266,212
Institutional 2 Class
Subscriptions	1,090,186	12,659,897	5,843,799	90,934,570
Distributions reinvested	—	—	325,360	5,732,848
Redemptions	(4,515,462)	(51,389,545)	(11,926,285)	(167,447,607)
Net decrease	(3,425,276)	(38,729,648)	(5,757,126)	(70,780,189)
Institutional 3 Class
Subscriptions	7,040,963	81,487,709	13,440,227	198,900,011
Distributions reinvested	—	—	320,281	5,672,176
Redemptions	(10,208,725)	(118,932,310)	(17,589,054)	(257,209,551)
Net decrease	(3,167,762)	(37,444,601)	(3,828,546)	(52,637,364)
Class R
Subscriptions	77,012	867,294	182,414	2,680,376
Distributions reinvested	—	—	4,809	81,518
Redemptions	(77,068)	(855,760)	(139,013)	(2,116,819)
Net increase (decrease)	(56)	11,534	48,210	645,075
Total net increase (decrease)	(9,300,790)	(108,018,636)	3,441,150	118,266,067
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$11.89	(0.02)	(0.55)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$19.06	(0.04)	(6.88)	(6.92)	(0.16)	(0.07)	(0.02)	(0.25)
Year Ended 8/31/2021	$15.60	(0.08)	3.72	3.64	(0.18)	—	—	(0.18)
Year Ended 8/31/2020	$12.15	(0.04)	3.51	3.47	(0.02)	—	—	(0.02)
Year Ended 8/31/2019	$12.15	0.01	(0.01)	0.00(g)	—	—	—	—
Year Ended 8/31/2018	$12.62	0.02	(0.47)	(0.45)	(0.02)	—	—	(0.02)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$12.17	(0.01)	(0.56)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$19.46	0.00(g)	(7.02)	(7.02)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.03)	3.79	3.76	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.39	(0.01)	3.59	3.58	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.38	0.04	(0.02)	0.02	(0.01)	—	—	(0.01)
Year Ended 8/31/2018	$12.84	0.02	(0.43)	(0.41)	(0.05)	—	—	(0.05)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$10.96	(0.06)	(0.50)	(0.56)	—	—	—	—
Year Ended 8/31/2022	$17.67	(0.15)	(6.35)	(6.50)	(0.12)	(0.07)	(0.02)	(0.21)
Year Ended 8/31/2021	$14.50	(0.20)	3.45	3.25	(0.08)	—	—	(0.08)
Year Ended 8/31/2020	$11.36	(0.13)	3.27	3.14	—	—	—	—
Year Ended 8/31/2019	$11.45	(0.08)	(0.01)	(0.09)	—	—	—	—
Year Ended 8/31/2018	$11.96	(0.08)	(0.43)	(0.51)	—	—	—	—
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$12.08	(0.01)	(0.56)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$19.32	0.01	(6.98)	(6.97)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.80	(0.03)	3.77	3.74	(0.22)	—	—	(0.22)
Year Ended 8/31/2020	$12.30	(0.01)	3.56	3.55	(0.05)	—	—	(0.05)
Year Ended 8/31/2019	$12.29	0.05	(0.03)	0.02	(0.01)	—	—	(0.01)
Year Ended 8/31/2018	$12.76	0.05	(0.47)	(0.42)	(0.05)	—	—	(0.05)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$12.18	(0.00)(g)	(0.57)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$19.46	0.01	(7.02)	(7.01)	(0.18)	(0.07)	(0.02)	(0.27)
Year Ended 8/31/2021	$15.92	(0.02)	3.79	3.77	(0.23)	—	—	(0.23)
Year Ended 8/31/2020	$12.38	0.01	3.60	3.61	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.37	0.07	(0.03)	0.04	(0.03)	—	—	(0.03)
Year Ended 8/31/2018	$12.84	0.08	(0.49)	(0.41)	(0.06)	—	—	(0.06)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Emerging Markets Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$11.32	(4.79%)	1.50%(c),(d)	1.46%(c),(d),(e)	(0.35%)(c)	21%	$180,573
Year Ended 8/31/2022	$11.89	(36.71%)	1.44%(d),(f)	1.44%(d),(e),(f)	(0.27%)	48%	$206,162
Year Ended 8/31/2021	$19.06	23.40%	1.43%(d)	1.43%(d),(e)	(0.45%)	16%	$356,033
Year Ended 8/31/2020	$15.60	28.56%	1.55%(d)	1.54%(d),(e)	(0.29%)	29%	$280,741
Year Ended 8/31/2019	$12.15	0.00%	1.58%(d)	1.58%(d)	0.12%	38%	$249,512
Year Ended 8/31/2018	$12.15	(3.58%)	1.54%	1.54%(e)	0.12%	39%	$276,209
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$11.60	(4.68%)	1.24%(c),(d)	1.21%(c),(d),(e)	(0.12%)(c)	21%	$45,496
Year Ended 8/31/2022	$12.17	(36.52%)	1.19%(d),(f)	1.19%(d),(e),(f)	0.03%	48%	$69,818
Year Ended 8/31/2021	$19.46	23.65%	1.18%(d)	1.18%(d),(e)	(0.17%)	16%	$112,719
Year Ended 8/31/2020	$15.92	28.92%	1.30%(d)	1.29%(d),(e)	(0.07%)	29%	$43,986
Year Ended 8/31/2019	$12.39	0.20%	1.33%(d)	1.33%(d)	0.36%	38%	$23,161
Year Ended 8/31/2018	$12.38	(3.26%)	1.29%	1.29%(e)	0.14%	39%	$24,379
Class C
Six Months Ended 2/28/2023 (Unaudited)	$10.40	(5.11%)	2.25%(c),(d)	2.21%(c),(d),(e)	(1.10%)(c)	21%	$8,737
Year Ended 8/31/2022	$10.96	(37.18%)	2.19%(d),(f)	2.19%(d),(e),(f)	(1.04%)	48%	$10,706
Year Ended 8/31/2021	$17.67	22.45%	2.18%(d)	2.18%(d),(e)	(1.19%)	16%	$22,680
Year Ended 8/31/2020	$14.50	27.64%	2.30%(d)	2.29%(d),(e)	(1.04%)	29%	$15,742
Year Ended 8/31/2019	$11.36	(0.79%)	2.33%(d)	2.33%(d)	(0.69%)	38%	$14,830
Year Ended 8/31/2018	$11.45	(4.26%)	2.29%	2.29%(e)	(0.62%)	39%	$22,177
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$11.51	(4.72%)	1.25%(c),(d)	1.21%(c),(d),(e)	(0.09%)(c)	21%	$503,056
Year Ended 8/31/2022	$12.08	(36.52%)	1.20%(d),(f)	1.20%(d),(e),(f)	0.05%	48%	$520,117
Year Ended 8/31/2021	$19.32	23.70%	1.18%(d)	1.18%(d),(e)	(0.18%)	16%	$547,997
Year Ended 8/31/2020	$15.80	28.89%	1.30%(d)	1.29%(d),(e)	(0.04%)	29%	$260,558
Year Ended 8/31/2019	$12.30	0.20%	1.33%(d)	1.33%(d)	0.41%	38%	$210,844
Year Ended 8/31/2018	$12.29	(3.35%)	1.29%	1.29%(e)	0.40%	39%	$203,193
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$11.61	(4.68%)	1.14%(c),(d)	1.10%(c),(d)	(0.00%)(c),(g)	21%	$126,809
Year Ended 8/31/2022	$12.18	(36.44%)	1.09%(d),(f)	1.09%(d),(f)	0.04%	48%	$174,660
Year Ended 8/31/2021	$19.46	23.77%	1.08%(d)	1.08%(d)	(0.09%)	16%	$391,145
Year Ended 8/31/2020	$15.92	29.19%	1.16%(d)	1.15%(d)	0.10%	29%	$238,994
Year Ended 8/31/2019	$12.38	0.36%	1.18%(d)	1.18%(d)	0.55%	38%	$161,554
Year Ended 8/31/2018	$12.37	(3.22%)	1.16%	1.16%	0.58%	39%	$155,442
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$12.24	0.00(g)	(0.57)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$19.55	0.02	(7.05)	(7.03)	(0.19)	(0.07)	(0.02)	(0.28)
Year Ended 8/31/2021	$15.99	(0.01)	3.81	3.80	(0.24)	—	—	(0.24)
Year Ended 8/31/2020	$12.44	0.02	3.60	3.62	(0.07)	—	—	(0.07)
Year Ended 8/31/2019	$12.43	0.07	(0.02)	0.05	(0.04)	—	—	(0.04)
Year Ended 8/31/2018	$12.90	0.07	(0.47)	(0.40)	(0.07)	—	—	(0.07)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$11.66	(0.03)	(0.54)	(0.57)	—	—	—	—
Year Ended 8/31/2022	$18.72	(0.07)	(6.75)	(6.82)	(0.15)	(0.07)	(0.02)	(0.24)
Year Ended 8/31/2021	$15.34	(0.13)	3.66	3.53	(0.15)	—	—	(0.15)
Year Ended 8/31/2020	$11.96	(0.07)	3.45	3.38	—	—	—	—
Year Ended 8/31/2019	$11.99	(0.02)	(0.01)	(0.03)	—	—	—	—
Year Ended 8/31/2018	$12.47	(0.02)	(0.46)	(0.48)	—	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Emerging Markets Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$11.67	(4.66%)	1.09%(c),(d)	1.06%(c),(d)	0.04%(c)	21%	$467,875
Year Ended 8/31/2022	$12.24	(36.41%)	1.04%(d),(f)	1.04%(d),(f)	0.13%	48%	$529,223
Year Ended 8/31/2021	$19.55	23.84%	1.03%(d)	1.03%(d)	(0.03%)	16%	$920,211
Year Ended 8/31/2020	$15.99	29.18%	1.11%(d)	1.10%(d)	0.16%	29%	$661,552
Year Ended 8/31/2019	$12.44	0.43%	1.13%(d)	1.13%(d)	0.58%	38%	$609,791
Year Ended 8/31/2018	$12.43	(3.18%)	1.10%	1.10%	0.54%	39%	$673,688
Class R
Six Months Ended 2/28/2023 (Unaudited)	$11.09	(4.89%)	1.75%(c),(d)	1.71%(c),(d),(e)	(0.60%)(c)	21%	$4,678
Year Ended 8/31/2022	$11.66	(36.85%)	1.69%(d),(f)	1.69%(d),(e),(f)	(0.50%)	48%	$4,921
Year Ended 8/31/2021	$18.72	23.04%	1.68%(d)	1.68%(d),(e)	(0.69%)	16%	$6,996
Year Ended 8/31/2020	$15.34	28.26%	1.80%(d)	1.79%(d),(e)	(0.54%)	29%	$5,731
Year Ended 8/31/2019	$11.96	(0.25%)	1.83%(d)	1.83%(d)	(0.16%)	38%	$7,125
Year Ended 8/31/2018	$11.99	(3.85%)	1.79%	1.79%(e)	(0.17%)	39%	$9,847
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Emerging Markets Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Emerging Markets Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia Emerging Markets Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Emerging Markets Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
22	Columbia Emerging Markets Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 1.10% to 0.70% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 1.02% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective January 1, 2023 through December 31, 2023, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to that share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.16
Advisor Class	0.16
Class C	0.16
Institutional Class	0.16
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.16
Columbia Emerging Markets Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $1,708.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	25,301
Class C	—	1.00(b)	370

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.43%	1.47%
Advisor Class	1.18	1.22
Class C	2.18	2.22
Institutional Class	1.18	1.22
Institutional 2 Class	1.07	1.11
Institutional 3 Class	1.03	1.07
Class R	1.68	1.72
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage
24	Columbia Emerging Markets Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective January 1, 2023 through December 31, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0,05% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,112,497,000	387,343,000	(165,447,000)	221,896,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
20,808,706	108,399,274
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $294,868,752 and $411,779,457, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Emerging Markets Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	7,428,571	4.19	14
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO LGM Emerging Markets Equity Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $2,217,656,191 and the combined net assets immediately after the reorganization were $2,387,592,476.
26	Columbia Emerging Markets Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The reorganization was accomplished by a tax-free exchange of 13,904,828 shares of the Acquired Fund valued at $169,936,285 (including $5,849,889 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	269,775
Advisor Class	9,411,874
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	47,000
Net realized loss	(47,692,000)
Net change in unrealized appreciation/(depreciation)	(895,002,000)
Net decrease in net assets from operations	(942,647,000)
Note 10. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may
Columbia Emerging Markets Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other
28	Columbia Emerging Markets Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 45.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of a dispute, the remedies and rights of the Fund may be limited, and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing
Columbia Emerging Markets Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. Any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Columbia Emerging Markets Fund | Semiannual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Emerging Markets Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR142_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Greater China Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Greater China Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Greater China Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Dara White, CFA
Co-Portfolio Manager
Managed Fund since 2019
Derek Lin, CFA
Co-Portfolio Manager
Managed Fund since 2020
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/16/97	-5.54	-22.26	-4.80	3.93
	Including sales charges		-10.97	-26.72	-5.92	3.31
Advisor Class*		03/19/13	-5.40	-22.05	-4.55	4.19
Class C	Excluding sales charges	05/16/97	-5.87	-22.82	-5.51	3.15
	Including sales charges		-6.82	-23.60	-5.51	3.15
Institutional Class		05/16/97	-5.51	-22.13	-4.58	4.18
Institutional 2 Class		11/08/12	-5.37	-21.98	-4.48	4.30
Institutional 3 Class*		03/01/17	-5.35	-21.95	-4.43	4.16
MSCI China Index (Net)			-2.83	-16.14	-5.49	2.44
Hang Seng Index			-0.85	-13.28	-8.55	-1.62
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI China Index (Net) is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.
The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI China Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Greater China Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	20.2
Consumer Discretionary	35.7
Consumer Staples	11.4
Financials	12.8
Health Care	6.2
Industrials	5.8
Information Technology	4.3
Materials	1.9
Real Estate	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
China	90.5
Hong Kong	7.2
United States(a)	2.3
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Greater China Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	944.60	1,016.86	7.71	8.00	1.60
Advisor Class	1,000.00	1,000.00	946.00	1,018.10	6.51	6.76	1.35
Class C	1,000.00	1,000.00	941.30	1,013.09	11.36	11.78	2.36
Institutional Class	1,000.00	1,000.00	944.90	1,018.05	6.56	6.80	1.36
Institutional 2 Class	1,000.00	1,000.00	946.30	1,018.50	6.13	6.36	1.27
Institutional 3 Class	1,000.00	1,000.00	946.50	1,018.94	5.69	5.91	1.18
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and/or to reimburse certain expenses until December 31, 2023, unless sooner terminated at the sole discretion of the Fund’s Board, such that net expenses, subject to applicable exclusions, will not exceed 1.48% for Class A, 1.23%for Class AD, 2.23% for Class C, 1.23% for Institutional Class, 1.14% for Institutional 2 Class and 1.09% for Institutional 3 Class. Any amounts waived will not be reimbursed by the Fund. This change was effective January 1, 2023. If this change had been in place for the entire six month period ended February 28, 2023, the actual expenses paid would have been$7.14 for Class A,$5.93 for Class AD,$10.73 for Class C,$5.93 for Institutional Class,$5.50 for Institutional 2 Class and$5.26 for Institutional 3 Class; the hypothetical expenses paid would have been$7.40 for Class A,$6.16 for Class AD,$11.13 for Class C,$6.16 for Institutional Class,$5.71 for Institutional 2 Class and$5.46 for Institutional 3 Class.

Columbia Greater China Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 19.7%
Entertainment 3.3%
NetEase, Inc.	218,800	3,400,252
Interactive Media & Services 16.4%
Autohome, Inc., ADR	10,396	317,078
Baidu, Inc. Class A(a)	67,676	1,163,576
Kuaishou Technology(a)	288,300	1,932,032
Tencent Holdings Ltd.	307,100	13,490,414
Total		16,903,100
Total Communication Services		20,303,352
Consumer Discretionary 34.8%
Auto Components 0.7%
Hesai Group, ADR(a)	35,684	668,005
Hotels, Restaurants & Leisure 3.8%
Huazhu Group Ltd., ADR	14,879	704,818
Sands China Ltd.(a)	306,800	1,064,784
Songcheng Performance Development Co., Ltd., Class A	925,200	2,090,556
Total		3,860,158
Household Durables 1.5%
Midea Group Co., Ltd., Class A	209,475	1,581,361
Internet & Direct Marketing Retail 20.7%
Alibaba Group Holding Ltd.(a)	542,868	5,966,903
JD.com, Inc., Class A	241,402	5,366,350
Meituan, Class B(a)	337,770	5,861,976
PDD Holdings, Inc., ADR(a)	47,083	4,130,592
Total		21,325,821
Leisure Products 0.7%
Bafang Electric Suzhou Co., Ltd., Class A	39,093	698,349
Specialty Retail 2.4%
China Tourism Group Duty Free Corp., Ltd., Class A	69,400	1,977,027
Topsports International Holdings Ltd.	601,000	525,675
Total		2,502,702
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 5.0%
Li Ning Co., Ltd.	387,000	3,302,157
Shenzhou International Group Holdings Ltd.	169,700	1,856,783
Total		5,158,940
Total Consumer Discretionary		35,795,336
Consumer Staples 11.1%
Beverages 5.7%
China Resources Beer Holdings Co., Ltd.	206,000	1,524,004
Eastroc Beverage Group Co., Ltd., Class A	29,600	874,350
Kweichow Moutai Co., Ltd., Class A	9,700	2,537,680
Wuliangye Yibin Co., Ltd., Class A	31,933	938,505
Total		5,874,539
Food Products 4.8%
China Mengniu Dairy Co., Ltd.(a)	580,000	2,552,971
Foshan Haitian Flavouring & Food Co., Ltd., Class A	86,357	1,023,294
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	317,100	1,392,499
Total		4,968,764
Personal Products 0.6%
Proya Cosmetics Co., Ltd., Class A	20,580	541,225
Total Consumer Staples		11,384,528
Financials 12.4%
Banks 4.6%
China Construction Bank Corp., Class H	1,947,340	1,190,366
China Merchants Bank Co., Ltd., Class H	453,000	2,458,205
Industrial & Commercial Bank of China Ltd., Class H	2,228,000	1,111,688
Total		4,760,259
Capital Markets 2.3%
Hong Kong Exchanges and Clearing Ltd.	58,500	2,343,081
Insurance 5.5%
AIA Group Ltd.	336,400	3,575,265
Ping An Insurance Group Co. of China Ltd., Class H	314,500	2,146,945
Total		5,722,210
Total Financials		12,825,550
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Greater China Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 6.1%
Biotechnology 0.8%
BeiGene Ltd., ADR(a)	1,821	409,051
Zai Lab Ltd., ADR(a)	11,882	441,417
Total		850,468
Health Care Equipment & Supplies 2.1%
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	47,400	2,141,706
Health Care Providers & Services 0.9%
New Horizon Health Ltd.(a)	206,500	864,141
Health Care Technology 0.4%
Medlive Technology Co., Ltd.(b)	362,484	443,202
Life Sciences Tools & Services 1.9%
WuXi AppTec Co., Ltd., Class H	62,378	665,508
WuXi Biologics Cayman, Inc.(a)	181,500	1,270,528
Total		1,936,036
Pharmaceuticals —%
China Animal Healthcare Ltd.(a),(c),(d)	1,050,000	0
Total Health Care		6,235,553
Industrials 5.6%
Electrical Equipment 2.1%
Contemporary Amperex Technology Co., Ltd., Class A	17,600	1,021,252
Sungrow Power Supply Co., Ltd., Class A	66,300	1,140,028
Total		2,161,280
Machinery 2.2%
Shenzhen Inovance Technology Co., Ltd., Class A	58,975	622,223
Techtronic Industries Co., Ltd.	41,500	413,309
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	331,000	1,217,836
Total		2,253,368
Road & Rail 1.3%
Full Truck Alliance Co., Ltd., ADR(a)	197,576	1,383,032
Total Industrials		5,797,680
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 4.2%
Semiconductors & Semiconductor Equipment 1.6%
JinkoSolar Holding Co., Ltd., ADR(a)	5,782	306,446
LONGi Green Energy Technology Co., Ltd., Class A	51,300	327,178
Silergy Corp.	55,000	1,034,885
Total		1,668,509
Software 2.6%
Beijing Kingsoft Office Software, Inc., Class A	18,696	784,231
Glodon Co., Ltd., Class A	119,200	1,030,717
Kingdee International Software Group Co., Ltd.(a)	434,000	810,913
Total		2,625,861
Total Information Technology		4,294,370
Materials 1.8%
Chemicals 0.3%
Skshu Paint Co., Ltd., Class A(a)	20,239	356,960
Construction Materials 1.5%
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	312,000	1,544,632
Total Materials		1,901,592
Real Estate 1.7%
Real Estate Management & Development 1.7%
China Resources Land Ltd.	386,000	1,715,102
Total Real Estate		1,715,102
Total Common Stocks (Cost $77,120,999)		100,253,063

Money Market Funds 2.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(e),(f)	2,399,138	2,398,178
Total Money Market Funds (Cost $2,398,172)		2,398,178
Total Investments in Securities (Cost: $79,519,171)		102,651,241
Other Assets & Liabilities, Net		343,703
Net Assets		102,994,944

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $443,202, which represents 0.43% of total net assets.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	5,041,311	39,662,440	(42,305,264)	(309)	2,398,178	1,013	43,402	2,399,138
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Greater China Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	317,078	19,986,274	—	20,303,352
Consumer Discretionary	5,503,415	30,291,921	—	35,795,336
Consumer Staples	—	11,384,528	—	11,384,528
Financials	—	12,825,550	—	12,825,550
Health Care	850,468	5,385,085	0*	6,235,553
Industrials	1,383,032	4,414,648	—	5,797,680
Information Technology	306,446	3,987,924	—	4,294,370
Materials	—	1,901,592	—	1,901,592
Real Estate	—	1,715,102	—	1,715,102
Total Common Stocks	8,360,439	91,892,624	0*	100,253,063
Money Market Funds	2,398,178	—	—	2,398,178
Total Investments in Securities	10,758,617	91,892,624	0*	102,651,241

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $77,120,999)	$100,253,063
Affiliated issuers (cost $2,398,172)	2,398,178
Receivable for:
Investments sold	421,456
Capital shares sold	8,468
Dividends	6,065
Expense reimbursement due from Investment Manager	209
Prepaid expenses	2,766
Trustees’ deferred compensation plan	77,819
Other assets	14,362
Total assets	103,182,386
Liabilities
Payable for:
Capital shares purchased	51,092
Management services fees	2,662
Distribution and/or service fees	331
Transfer agent fees	10,481
Compensation of board members	14,599
Compensation of chief compliance officer	9
Audit fees	13,202
Custodian fees	12,259
Other expenses	4,988
Trustees’ deferred compensation plan	77,819
Total liabilities	187,442
Net assets applicable to outstanding capital stock	$102,994,944
Represented by
Paid in capital	103,295,996
Total distributable earnings (loss)	(301,052)
Total - representing net assets applicable to outstanding capital stock	$102,994,944
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Greater China Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$42,555,803
Shares outstanding	1,154,704
Net asset value per share	$36.85
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$39.10
Advisor Class
Net assets	$641,286
Shares outstanding	15,390
Net asset value per share	$41.67
Class C
Net assets	$1,378,342
Shares outstanding	42,375
Net asset value per share	$32.53
Institutional Class
Net assets	$18,542,102
Shares outstanding	454,667
Net asset value per share	$40.78
Institutional 2 Class
Net assets	$2,648,174
Shares outstanding	63,173
Net asset value per share	$41.92
Institutional 3 Class
Net assets	$37,229,237
Shares outstanding	911,756
Net asset value per share	$40.83
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$168,643
Dividends — affiliated issuers	43,402
Interfund lending	27
Foreign taxes withheld	(6,774)
Total income	205,298
Expenses:
Management services fees	450,303
Distribution and/or service fees
Class A	51,982
Class C	7,375
Transfer agent fees
Class A	32,678
Advisor Class	484
Class C	1,163
Institutional Class	17,933
Institutional 2 Class	847
Institutional 3 Class	915
Compensation of board members	9,490
Custodian fees	14,017
Printing and postage fees	8,974
Registration fees	45,182
Audit fees	16,330
Legal fees	6,810
Line of credit interest	6,434
Interest on interfund lending	580
Compensation of chief compliance officer	9
Other	23,354
Total expenses	694,860
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14,531)
Fees waived by transfer agent
Class A	(1,311)
Advisor Class	(19)
Class C	(49)
Institutional Class	(848)
Expense reduction	(366)
Total net expenses	677,736
Net investment loss	(472,438)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,336,037)
Investments — affiliated issuers	1,013
Foreign currency translations	(8,579)
Net realized loss	(4,343,603)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,000,824)
Investments — affiliated issuers	(309)
Foreign currency translations	(2)
Net change in unrealized appreciation (depreciation)	(4,001,135)
Net realized and unrealized loss	(8,344,738)
Net decrease in net assets resulting from operations	$(8,817,176)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Greater China Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment loss	$(472,438)	$(412,292)
Net realized loss	(4,343,603)	(15,314,467)
Net change in unrealized appreciation (depreciation)	(4,001,135)	(56,050,989)
Net decrease in net assets resulting from operations	(8,817,176)	(71,777,748)
Decrease in net assets from capital stock activity	(21,625,519)	(6,138,495)
Total decrease in net assets	(30,442,695)	(77,916,243)
Net assets at beginning of period	133,437,639	211,353,882
Net assets at end of period	$102,994,944	$133,437,639
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	73,591	2,457,820	254,962	11,442,751
Redemptions	(101,766)	(3,560,639)	(457,054)	(20,899,443)
Net decrease	(28,175)	(1,102,819)	(202,092)	(9,456,692)
Advisor Class
Subscriptions	7,411	329,215	5,986	324,200
Redemptions	(7,330)	(314,783)	(17,189)	(978,233)
Net increase (decrease)	81	14,432	(11,203)	(654,033)
Class C
Subscriptions	5,746	182,468	14,355	574,846
Redemptions	(13,818)	(441,458)	(33,041)	(1,455,956)
Net decrease	(8,072)	(258,990)	(18,686)	(881,110)
Institutional Class
Subscriptions	341,938	12,506,129	1,413,896	73,432,999
Redemptions	(1,412,268)	(54,234,804)	(990,458)	(53,556,308)
Net increase (decrease)	(1,070,330)	(41,728,675)	423,438	19,876,691
Institutional 2 Class
Subscriptions	2,215	92,626	22,085	1,323,234
Redemptions	(9,225)	(380,544)	(61,369)	(3,559,081)
Net decrease	(7,010)	(287,918)	(39,284)	(2,235,847)
Institutional 3 Class
Subscriptions	638,441	25,672,941	116,611	6,916,413
Redemptions	(96,325)	(3,934,490)	(418,998)	(19,703,917)
Net increase (decrease)	542,116	21,738,451	(302,387)	(12,787,504)
Total net decrease	(571,390)	(21,625,519)	(150,214)	(6,138,495)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Greater China Fund | Semiannual Report 2023

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Columbia Greater China Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$39.01	(0.21)	(1.95)	(2.16)	—	—	—
Year Ended 8/31/2022	$59.43	(0.23)	(20.19)	(20.42)	—	—	—
Year Ended 8/31/2021	$67.81	(0.51)	(4.70)	(5.21)	—	(3.17)	(3.17)
Year Ended 8/31/2020	$45.00	(0.24)	23.82	23.58	—	(0.77)	(0.77)
Year Ended 8/31/2019	$47.25	0.00(h)	0.20(i)	0.20	—	(2.45)	(2.45)
Year Ended 8/31/2018	$45.67	(0.10)	2.62	2.52	(0.28)	(0.66)	(0.94)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$44.05	(0.19)	(2.19)	(2.38)	—	—	—
Year Ended 8/31/2022	$66.94	(0.16)	(22.73)	(22.89)	—	—	—
Year Ended 8/31/2021	$75.94	(0.46)	(5.24)	(5.70)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$50.19	0.00(h)	26.52	26.52	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.25	(0.12)	0.51(i)	0.39	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.38	0.12	2.80	2.92	(0.39)	(0.66)	(1.05)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$34.56	(0.31)	(1.72)	(2.03)	—	—	—
Year Ended 8/31/2022	$53.05	(0.53)	(17.96)	(18.49)	—	—	—
Year Ended 8/31/2021	$61.16	(0.87)	(4.22)	(5.09)	—	(3.02)	(3.02)
Year Ended 8/31/2020	$40.96	(0.59)	21.56	20.97	—	(0.77)	(0.77)
Year Ended 8/31/2019	$43.57	(0.41)	0.25(i)	(0.16)	—	(2.45)	(2.45)
Year Ended 8/31/2018	$42.24	(0.43)	2.42	1.99	—	(0.66)	(0.66)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$43.16	(0.15)	(2.23)	(2.38)	—	—	—
Year Ended 8/31/2022	$65.59	(0.00)(h)	(22.43)	(22.43)	—	—	—
Year Ended 8/31/2021	$74.47	(0.34)	(5.24)	(5.58)	—	(3.30)	(3.30)
Year Ended 8/31/2020	$49.23	(0.12)	26.13	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.30	0.08	0.30(i)	0.38	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.49	0.03	2.83	2.86	(0.39)	(0.66)	(1.05)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Greater China Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$36.85	(5.54%)	1.64%(c),(d),(e)	1.60%(c),(d),(e),(f)	(1.20%)(c)	41%	$42,556
Year Ended 8/31/2022	$39.01	(34.36%)	1.50%(d),(e)	1.50%(d),(e),(f),(g)	(0.47%)	65%	$46,148
Year Ended 8/31/2021	$59.43	(8.26%)	1.44%	1.44%(f)	(0.72%)	19%	$82,311
Year Ended 8/31/2020	$67.81	53.06%	1.50%(d)	1.50%(d),(f)	(0.47%)	27%	$91,892
Year Ended 8/31/2019	$45.00	1.28%	1.53%(d)	1.53%(d)	0.00%(h)	18%	$65,762
Year Ended 8/31/2018	$47.25	5.41%	1.51%(e)	1.51%(e),(f)	(0.20%)	26%	$73,210
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$41.67	(5.40%)	1.38%(c),(d),(e)	1.35%(c),(d),(e),(f)	(0.95%)(c)	41%	$641
Year Ended 8/31/2022	$44.05	(34.19%)	1.24%(d),(e)	1.24%(d),(e),(f),(g)	(0.29%)	65%	$674
Year Ended 8/31/2021	$66.94	(8.03%)	1.19%	1.19%(f)	(0.58%)	19%	$1,775
Year Ended 8/31/2020	$75.94	53.43%	1.25%(d)	1.25%(d),(f)	0.01%	27%	$3,084
Year Ended 8/31/2019	$50.19	1.53%	1.29%(d)	1.29%(d)	(0.23%)	18%	$1,027
Year Ended 8/31/2018	$52.25	5.69%	1.26%(e)	1.26%(e),(f)	0.22%	26%	$2,008
Class C
Six Months Ended 2/28/2023 (Unaudited)	$32.53	(5.87%)	2.39%(c),(d),(e)	2.36%(c),(d),(e),(f)	(1.94%)(c)	41%	$1,378
Year Ended 8/31/2022	$34.56	(34.85%)	2.25%(d),(e)	2.25%(d),(e),(f),(g)	(1.24%)	65%	$1,743
Year Ended 8/31/2021	$53.05	(8.95%)	2.19%	2.19%(f)	(1.38%)	19%	$3,667
Year Ended 8/31/2020	$61.16	51.91%	2.25%(d)	2.25%(d),(f)	(1.28%)	27%	$2,517
Year Ended 8/31/2019	$40.96	0.53%	2.28%(d)	2.28%(d)	(1.02%)	18%	$2,554
Year Ended 8/31/2018	$43.57	4.63%	2.26%(e)	2.26%(e),(f)	(0.90%)	26%	$5,585
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$40.78	(5.51%)	1.39%(c),(d),(e)	1.36%(c),(d),(e),(f)	(0.75%)(c)	41%	$18,542
Year Ended 8/31/2022	$43.16	(34.20%)	1.25%(d),(e)	1.25%(d),(e),(f),(g)	(0.00%)(h)	65%	$65,817
Year Ended 8/31/2021	$65.59	(8.03%)	1.20%	1.20%(f)	(0.44%)	19%	$72,247
Year Ended 8/31/2020	$74.47	53.44%	1.25%(d)	1.25%(d),(f)	(0.22%)	27%	$31,844
Year Ended 8/31/2019	$49.23	1.54%	1.28%(d)	1.28%(d)	0.17%	18%	$31,244
Year Ended 8/31/2018	$51.30	5.68%	1.26%(e)	1.26%(e),(f)	0.05%	26%	$42,542
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$44.30	(0.17)	(2.21)	(2.38)	—	—	—
Year Ended 8/31/2022	$67.26	(0.11)	(22.85)	(22.96)	—	—	—
Year Ended 8/31/2021	$76.28	(0.19)	(5.49)	(5.68)	—	(3.34)	(3.34)
Year Ended 8/31/2020	$50.38	(0.10)	26.77	26.67	—	(0.77)	(0.77)
Year Ended 8/31/2019	$52.38	0.16	0.29(i)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$50.52	0.11	2.84	2.95	(0.43)	(0.66)	(1.09)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$43.14	(0.17)	(2.14)	(2.31)	—	—	—
Year Ended 8/31/2022	$65.46	(0.15)	(22.17)	(22.32)	—	—	—
Year Ended 8/31/2021	$74.32	(0.17)	(5.32)	(5.49)	—	(3.37)	(3.37)
Year Ended 8/31/2020	$49.08	(0.02)	26.03	26.01	—	(0.77)	(0.77)
Year Ended 8/31/2019	$51.08	0.20	0.25(i)	0.45	—	(2.45)	(2.45)
Year Ended 8/31/2018	$49.25	0.09	2.83	2.92	(0.43)	(0.66)	(1.09)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense. For the periods indicated below, if line of credit interest expense had been excluded, expenses would have been lower by:

Class	2/28/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	0.02%	less than .01%	—%	—%	—%	less than .01%
Advisor Class	0.01%	less than .01%	—%	—%	—%	less than .01%
Class C	0.02%	less than .01%	—%	—%	—%	less than .01%
Institutional Class	0.02%	less than .01%	—%	—%	—%	less than .01%
Institutional 2 Class	0.02%	less than .01%	—%	—%	—%	less than .01%
Institutional 3 Class	0.01%	less than .01%	—%	—%	—%	less than .01%

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	Ratios include the impact of voluntary waivers paid by the Investment Manager. If the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by less than 0.01%.
(h)	Rounds to zero.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Greater China Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$41.92	(5.37%)	1.30%(c),(d),(e)	1.27%(c),(d),(e)	(0.86%)(c)	41%	$2,648
Year Ended 8/31/2022	$44.30	(34.14%)	1.16%(d),(e)	1.16%(d),(e)	(0.20%)	65%	$3,109
Year Ended 8/31/2021	$67.26	(7.97%)	1.14%	1.14%	(0.24%)	19%	$7,362
Year Ended 8/31/2020	$76.28	53.53%	1.17%(d)	1.17%(d)	(0.17%)	27%	$2,842
Year Ended 8/31/2019	$50.38	1.65%	1.20%(d)	1.20%(d)	0.32%	18%	$3,001
Year Ended 8/31/2018	$52.38	5.73%	1.18%(e)	1.18%(e)	0.19%	26%	$2,330
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$40.83	(5.35%)	1.22%(c),(d),(e)	1.18%(c),(d),(e)	(0.85%)(c)	41%	$37,229
Year Ended 8/31/2022	$43.14	(34.10%)	1.11%(d),(e)	1.11%(d),(e)	(0.27%)	65%	$15,946
Year Ended 8/31/2021	$65.46	(7.93%)	1.08%	1.08%	(0.22%)	19%	$43,992
Year Ended 8/31/2020	$74.32	53.60%	1.12%(d)	1.12%(d)	(0.04%)	27%	$31,974
Year Ended 8/31/2019	$49.08	1.69%	1.14%(d)	1.14%(d)	0.42%	18%	$5,391
Year Ended 8/31/2018	$51.08	5.82%	1.13%(e)	1.13%(e)	0.17%	26%	$4,768
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Greater China Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Greater China Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
20	Columbia Greater China Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Greater China Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.95% to 0.72% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.95% of the Fund’s average daily net assets.
22	Columbia Greater China Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to January 1, 2023, Class A, Advisor Class, Class C and Institutional Class shares were subject to a voluntary transfer agency fee waiver of 0.01% of the average daily net assets attributable to these share classes.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $366.
Columbia Greater China Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	21,489
Class C	—	1.00(b)	78

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.48%	1.72%
Advisor Class	1.23	1.47
Class C	2.23	2.47
Institutional Class	1.23	1.47
Institutional 2 Class	1.14	1.40
Institutional 3 Class	1.09	1.35
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Separately, prior to January 1, 2023, the Transfer Agent had voluntarily agreed to waive a portion of the transfer agency fees for Class A, Advisor Class, Class C and Institutional Class fees, as discussed above. The net transfer agency fees were used in calculating the classes’ total expenses for any
24	Columbia Greater China Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
waiver/reimbursement commitment under the expense limitation agreement. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
79,519,000	27,618,000	(4,486,000)	23,132,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(16,156,260)	—	(16,156,260)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
26,739	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $39,300,803 and $59,000,595, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Greater China Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,400,000	4.35	2
Lender	100,000	4.86	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
For the six months ended February 28, 2023, the Fund’s borrowing activity was as follows:
Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
15,450,000	3.77	4
Interest expense incurred by the Fund is recorded as a line of credit interest expense in the Statement of Operations. The Fund had no outstanding borrowings at February 28, 2023.
26	Columbia Greater China Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 9. Significant risks
Consumer discretionary sector risk
The Fund is more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Greater China. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in the Greater China region. The region consists of Hong Kong, The People’s Republic of China and Taiwan, among other countries, and the Fund’s investments in the region are particularly susceptible to risks in that region. The Hong Kong, Taiwanese, and Chinese economies are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Changes in Chinese government policy and economic growth rates could significantly affect local markets and the entire Greater China region. China has yet to develop
Columbia Greater China Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy is experiencing a relative slowdown. Export growth continues to be a major driver of China’s economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 28, 2023, one unaffiliated shareholders of record owned 39.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Variable interest entity risk
Many Chinese companies to which the Fund seeks investment exposure use a structure known as a variable interest entity (a VIE) to address Chinese restrictions on direct foreign investment in Chinese companies operating in certain sectors. The Fund’s investment exposure to VIEs may pose additional risks because the Fund’s investment is in a holding company domiciled outside of China (a Holding Company) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than equity ownership. The VIE structure is a longstanding practice in China that, until recently, was not acknowledged by the Chinese government, creating uncertainty over the
28	Columbia Greater China Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. In such a scenario, the Chinese operating company could be subject to penalties, including revocation of its business and operating license, or the Holding Company could forfeit its interest in the business of the Chinese operating company. Further, in case of dispute, the remedies and rights of the Fund may be limited and such legal uncertainty may be exploited against the interests of the Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments or property of the VIE, such as seals, business registration certificates, financial data and licensing arrangements (sometimes referred to as “chops”), are used without authorization. In the event of such an occurrence, the Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risks that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, that Chinese law changes in a way that adversely affects the enforceability of the arrangements and that the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available. Further, the Fund is not a VIE owner/shareholder and cannot exert influence through proxy voting or other means. Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators. Recently, however, China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate. The Fund invests significantly in Holding Companies (and similar structures) in connection with its 80% investment policy and any of these risks could reduce the liquidity and value of the Fund’s investments in Holding Companies or render them valueless.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Greater China Fund | Semiannual Report 2023	29

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Columbia Greater China Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR158_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Select Mid Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Select Mid Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Mid Cap Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2021
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since February 2023
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	2.02	-11.52	7.91	9.90
	Including sales charges		-3.86	-16.61	6.63	9.25
Advisor Class		11/08/12	2.12	-11.30	8.17	10.16
Class C	Excluding sales charges	10/13/03	1.66	-12.15	7.10	9.08
	Including sales charges		0.66	-13.03	7.10	9.08
Institutional Class		11/20/85	2.10	-11.32	8.17	10.17
Institutional 2 Class		03/07/11	2.11	-11.26	8.23	10.27
Institutional 3 Class		07/15/09	2.15	-11.20	8.29	10.33
Class R		01/23/06	1.86	-11.72	7.64	9.62
Class V	Excluding sales charges	11/01/02	1.98	-11.51	7.90	9.88
	Including sales charges		-3.89	-16.61	6.63	9.23
Russell Midcap Growth Index			5.31	-8.31	8.74	11.45
Russell Midcap Index			4.69	-4.99	8.40	10.68
Returns for Class A and Class V shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell Midcap Growth Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and forecasted growth values.
The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization or the Russell 1000 Index.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	94.1
Money Market Funds	5.9
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	6.9
Consumer Discretionary	17.8
Consumer Staples	1.1
Energy	3.8
Financials	4.5
Health Care	18.8
Industrials	14.4
Information Technology	28.9
Materials	3.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.20	1,018.99	5.86	5.86	1.17
Advisor Class	1,000.00	1,000.00	1,021.20	1,020.23	4.61	4.61	0.92
Class C	1,000.00	1,000.00	1,016.60	1,015.27	9.60	9.59	1.92
Institutional Class	1,000.00	1,000.00	1,021.00	1,020.23	4.61	4.61	0.92
Institutional 2 Class	1,000.00	1,000.00	1,021.10	1,020.53	4.31	4.31	0.86
Institutional 3 Class	1,000.00	1,000.00	1,021.50	1,020.78	4.06	4.06	0.81
Class R	1,000.00	1,000.00	1,018.60	1,017.75	7.11	7.10	1.42
Class V	1,000.00	1,000.00	1,019.80	1,018.99	5.86	5.86	1.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 95.3%
Issuer	Shares	Value ($)
Communication Services 6.6%
Entertainment 3.7%
Activision Blizzard, Inc.	228,826	17,447,983
Spotify Technology SA(a)	71,064	8,264,743
Take-Two Interactive Software, Inc.(a)	137,048	15,013,609
Warner Bros Discovery, Inc.(a)	734,157	11,467,532
Total		52,193,867
Interactive Media & Services 0.9%
Pinterest, Inc., Class A(a)	535,799	13,453,913
Media 2.0%
Trade Desk, Inc. (The), Class A(a)	505,846	28,307,142
Total Communication Services		93,954,922
Consumer Discretionary 16.9%
Auto Components 1.2%
Aptiv PLC(a)	151,962	17,670,141
Hotels, Restaurants & Leisure 7.8%
Booking Holdings, Inc.(a)	14,160	35,739,840
Caesars Entertainment, Inc.(a)	317,926	16,137,924
Chipotle Mexican Grill, Inc.(a)	11,251	16,776,141
Churchill Downs, Inc.	81,614	20,059,089
Hilton Worldwide Holdings, Inc.	149,192	21,559,736
Total		110,272,730
Internet & Direct Marketing Retail 1.4%
Etsy, Inc.(a)	164,034	19,915,368
Specialty Retail 6.5%
Five Below, Inc.(a)	204,875	41,855,962
Tractor Supply Co.	149,568	34,888,232
Williams-Sonoma, Inc.	130,909	16,353,152
Total		93,097,346
Total Consumer Discretionary		240,955,585
Consumer Staples 1.0%
Food Products 1.0%
Hershey Co. (The)	60,876	14,507,968
Total Consumer Staples		14,507,968
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 3.7%
Oil, Gas & Consumable Fuels 3.7%
Hess Corp.	306,548	41,292,016
Marathon Petroleum Corp.	85,487	10,566,193
Total		51,858,209
Total Energy		51,858,209
Financials 4.3%
Capital Markets 3.2%
MarketAxess Holdings, Inc.	30,945	10,566,170
MSCI, Inc.	67,248	35,113,543
Total		45,679,713
Insurance 1.1%
Ryan Specialty Holdings, Inc., Class A(a)	364,356	15,346,675
Total Financials		61,026,388
Health Care 17.9%
Biotechnology 1.5%
BioMarin Pharmaceutical, Inc.(a)	99,480	9,907,213
Natera, Inc.(a)	230,459	11,188,785
Total		21,095,998
Health Care Equipment & Supplies 7.1%
DexCom, Inc.(a)	270,629	30,042,525
IDEXX Laboratories, Inc.(a)	36,782	17,406,714
Insulet Corp.(a)	117,885	32,578,699
Intuitive Surgical, Inc.(a)	90,626	20,788,698
Total		100,816,636
Health Care Providers & Services 0.6%
Amedisys, Inc.(a)	99,201	9,121,532
Life Sciences Tools & Services 8.7%
Bio-Techne Corp.	448,607	32,586,812
Repligen Corp.(a)	203,052	35,406,177
West Pharmaceutical Services, Inc.	177,130	56,155,524
Total		124,148,513
Total Health Care		255,182,679
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 13.7%
Aerospace & Defense 3.1%
Axon Enterprise, Inc.(a)	59,387	11,895,810
HEICO Corp.	41,959	6,947,151
Howmet Aerospace, Inc.	425,528	17,948,771
TransDigm Group, Inc.	9,710	7,222,978
Total		44,014,710
Commercial Services & Supplies 1.5%
Rollins, Inc.	630,841	22,205,603
Electrical Equipment 2.4%
AMETEK, Inc.	123,745	17,517,343
Generac Holdings, Inc.(a)	139,239	16,710,073
Total		34,227,416
Machinery 0.8%
Ingersoll Rand, Inc.	192,031	11,151,240
Professional Services 3.0%
CoStar Group, Inc.(a)	608,751	43,014,346
Trading Companies & Distributors 2.9%
Ferguson PLC	76,073	10,962,119
SiteOne Landscape Supply, Inc.(a)	201,813	29,936,941
Total		40,899,060
Total Industrials		195,512,375
Information Technology 27.5%
Electronic Equipment, Instruments & Components 3.5%
CDW Corp.	98,926	20,024,601
TE Connectivity Ltd.	110,467	14,064,659
Teledyne Technologies, Inc.(a)	38,563	16,584,789
Total		50,674,049
IT Services 4.0%
Gartner, Inc.(a)	29,595	9,701,537
MongoDB, Inc.(a)	97,201	20,365,554
Okta, Inc.(a)	211,450	15,074,270
Snowflake, Inc., Class A(a)	80,219	12,384,209
Total		57,525,570
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 6.2%
Lam Research Corp.	81,030	39,381,390
Microchip Technology, Inc.	172,764	13,999,067
Monolithic Power Systems, Inc.	70,880	34,326,475
Total		87,706,932
Software 13.8%
Cadence Design Systems, Inc.(a)	195,317	37,684,462
DocuSign, Inc.(a)	169,154	10,377,598
Fortinet, Inc.(a)	386,493	22,973,144
HubSpot, Inc.(a)	39,093	15,123,518
Palo Alto Networks, Inc.(a)	121,196	22,829,691
Paycom Software, Inc.(a)	98,913	28,591,792
Smartsheet, Inc., Class A(a)	259,671	11,430,717
Splunk, Inc.(a)	224,471	23,008,277
Zscaler, Inc.(a)	183,724	24,095,403
Total		196,114,602
Total Information Technology		392,021,153
Materials 3.7%
Construction Materials 2.0%
Vulcan Materials Co.	154,490	27,948,786
Containers & Packaging 1.7%
Avery Dennison Corp.	133,076	24,245,116
Total Materials		52,193,902
Total Common Stocks (Cost $1,283,228,508)		1,357,213,181

Money Market Funds 6.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	85,557,625	85,523,402
Total Money Market Funds (Cost $85,523,335)		85,523,402
Total Investments in Securities (Cost: $1,368,751,843)		1,442,736,583
Other Assets & Liabilities, Net		(18,997,989)
Net Assets		1,423,738,594

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	31,091,075	377,914,389	(323,480,264)	(1,798)	85,523,402	(2,364)	780,699	85,557,625
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	93,954,922	—	—	93,954,922
Consumer Discretionary	240,955,585	—	—	240,955,585
Consumer Staples	14,507,968	—	—	14,507,968
Energy	51,858,209	—	—	51,858,209
Financials	61,026,388	—	—	61,026,388
Health Care	255,182,679	—	—	255,182,679
Industrials	195,512,375	—	—	195,512,375
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	392,021,153	—	—	392,021,153
Materials	52,193,902	—	—	52,193,902
Total Common Stocks	1,357,213,181	—	—	1,357,213,181
Money Market Funds	85,523,402	—	—	85,523,402
Total Investments in Securities	1,442,736,583	—	—	1,442,736,583
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,283,228,508)	$1,357,213,181
Affiliated issuers (cost $85,523,335)	85,523,402
Receivable for:
Capital shares sold	192,723
Dividends	945,399
Prepaid expenses	15,877
Trustees’ deferred compensation plan	235,287
Other assets	36,036
Total assets	1,444,161,905
Liabilities
Payable for:
Investments purchased	18,995,232
Capital shares purchased	919,061
Management services fees	30,201
Distribution and/or service fees	5,040
Transfer agent fees	119,558
Compensation of board members	72,320
Compensation of chief compliance officer	135
Other expenses	46,477
Trustees’ deferred compensation plan	235,287
Total liabilities	20,423,311
Net assets applicable to outstanding capital stock	$1,423,738,594
Represented by
Paid in capital	1,422,513,790
Total distributable earnings (loss)	1,224,804
Total - representing net assets applicable to outstanding capital stock	$1,423,738,594
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$682,752,066
Shares outstanding	36,575,025
Net asset value per share	$18.67
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.81
Advisor Class
Net assets	$10,147,142
Shares outstanding	449,024
Net asset value per share	$22.60
Class C
Net assets	$5,570,163
Shares outstanding	455,965
Net asset value per share	$12.22
Institutional Class
Net assets	$591,255,028
Shares outstanding	27,638,829
Net asset value per share	$21.39
Institutional 2 Class
Net assets	$34,017,465
Shares outstanding	1,563,023
Net asset value per share	$21.76
Institutional 3 Class
Net assets	$75,544,903
Shares outstanding	3,463,141
Net asset value per share	$21.81
Class R
Net assets	$4,732,675
Shares outstanding	278,106
Net asset value per share	$17.02
Class V
Net assets	$19,719,152
Shares outstanding	1,064,687
Net asset value per share	$18.52
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$19.65
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$4,047,627
Dividends — affiliated issuers	780,699
Interfund lending	690
Total income	4,829,016
Expenses:
Management services fees	5,400,642
Distribution and/or service fees
Class A	841,123
Class C	28,179
Class R	11,882
Class V	23,683
Transfer agent fees
Class A	395,863
Advisor Class	5,646
Class C	3,315
Institutional Class	339,305
Institutional 2 Class	9,424
Institutional 3 Class	2,509
Class R	2,794
Class V	11,149
Compensation of board members	20,155
Custodian fees	5,843
Printing and postage fees	42,102
Registration fees	83,823
Audit fees	14,922
Legal fees	15,964
Compensation of chief compliance officer	135
Other	16,960
Total expenses	7,275,418
Expense reduction	(3,980)
Total net expenses	7,271,438
Net investment loss	(2,442,422)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(15,673,129)
Investments — affiliated issuers	(2,364)
Net realized loss	(15,675,493)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	44,309,252
Investments — affiliated issuers	(1,798)
Net change in unrealized appreciation (depreciation)	44,307,454
Net realized and unrealized gain	28,631,961
Net increase in net assets resulting from operations	$26,189,539
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment loss	$(2,442,422)	$(12,745,786)
Net realized gain (loss)	(15,675,493)	10,612,745
Net change in unrealized appreciation (depreciation)	44,307,454	(647,571,881)
Net increase (decrease) in net assets resulting from operations	26,189,539	(649,704,922)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(211,060,179)
Advisor Class	—	(2,100,305)
Class C	—	(2,510,037)
Institutional Class	—	(162,847,839)
Institutional 2 Class	—	(8,803,972)
Institutional 3 Class	—	(23,347,460)
Class R	—	(1,960,122)
Class V	—	(6,008,042)
Total distributions to shareholders	—	(418,637,956)
Increase (decrease) in net assets from capital stock activity	(85,052,567)	212,842,508
Total decrease in net assets	(58,863,028)	(855,500,370)
Net assets at beginning of period	1,482,601,622	2,338,101,992
Net assets at end of period	$1,423,738,594	$1,482,601,622
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	419,733	7,479,964	1,462,100	34,861,392
Fund reorganization	—	—	727,078	14,957,282
Distributions reinvested	—	—	8,139,033	203,720,000
Redemptions	(3,095,943)	(55,161,393)	(6,554,585)	(143,283,045)
Net increase (decrease)	(2,676,210)	(47,681,429)	3,773,626	110,255,629
Advisor Class
Subscriptions	72,239	1,564,734	139,671	3,904,665
Fund reorganization	—	—	61,087	1,517,138
Distributions reinvested	—	—	35,264	1,065,327
Redemptions	(66,613)	(1,415,826)	(150,115)	(4,047,003)
Net increase	5,626	148,908	85,907	2,440,127
Class C
Subscriptions	29,015	338,563	105,087	1,550,433
Distributions reinvested	—	—	151,433	2,503,191
Redemptions	(78,172)	(913,877)	(178,899)	(2,489,140)
Net increase (decrease)	(49,157)	(575,314)	77,621	1,564,484
Institutional Class
Subscriptions	513,321	10,421,780	1,168,096	32,137,960
Distributions reinvested	—	—	5,250,416	150,161,894
Redemptions	(1,846,879)	(37,761,523)	(4,498,134)	(113,565,009)
Net increase (decrease)	(1,333,558)	(27,339,743)	1,920,378	68,734,845
Institutional 2 Class
Subscriptions	122,933	2,540,999	585,260	16,330,560
Distributions reinvested	—	—	301,920	8,776,807
Redemptions	(199,468)	(4,158,693)	(604,231)	(15,665,304)
Net increase (decrease)	(76,535)	(1,617,694)	282,949	9,442,063
Institutional 3 Class
Subscriptions	172,094	3,614,567	1,129,985	33,690,941
Distributions reinvested	—	—	328,192	9,556,950
Redemptions	(513,156)	(10,582,870)	(1,065,826)	(25,416,292)
Net increase (decrease)	(341,062)	(6,968,303)	392,351	17,831,599
Class R
Subscriptions	24,032	400,139	70,282	1,493,540
Distributions reinvested	—	—	81,682	1,869,702
Redemptions	(65,102)	(1,046,100)	(181,645)	(3,746,730)
Net decrease	(41,070)	(645,961)	(29,681)	(383,488)
Class V
Subscriptions	4,812	84,997	26,778	657,348
Distributions reinvested	—	—	209,642	5,205,418
Redemptions	(25,671)	(458,028)	(155,777)	(2,905,517)
Net increase (decrease)	(20,859)	(373,031)	80,643	2,957,249
Total net increase (decrease)	(4,532,825)	(85,052,567)	6,583,794	212,842,508
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

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Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$18.30	(0.04)	0.41	0.37	—	—
Year Ended 8/31/2022	$31.98	(0.18)	(7.46)	(7.64)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.17	(0.24)	9.61	9.37	(4.56)	(4.56)
Year Ended 8/31/2020	$23.44	(0.14)	6.01	5.87	(2.14)	(2.14)
Year Ended 8/31/2019	$28.83	(0.07)	0.09	0.02	(5.41)	(5.41)
Year Ended 8/31/2018	$26.90	(0.10)	5.54	5.44	(3.51)	(3.51)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$22.13	(0.02)	0.49	0.47	—	—
Year Ended 8/31/2022	$37.34	(0.15)	(8.97)	(9.12)	(6.09)	(6.09)
Year Ended 8/31/2021	$31.03	(0.19)	11.12	10.93	(4.62)	(4.62)
Year Ended 8/31/2020	$26.43	(0.09)	6.83	6.74	(2.14)	(2.14)
Year Ended 8/31/2019	$31.71	(0.02)	0.20	0.18	(5.46)	(5.46)
Year Ended 8/31/2018	$29.26	(0.05)	6.07	6.02	(3.57)	(3.57)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$12.02	(0.07)	0.27	0.20	—	—
Year Ended 8/31/2022	$23.12	(0.24)	(4.97)	(5.21)	(5.89)	(5.89)
Year Ended 8/31/2021	$20.72	(0.33)	7.09	6.76	(4.36)	(4.36)
Year Ended 8/31/2020	$18.48	(0.24)	4.62	4.38	(2.14)	(2.14)
Year Ended 8/31/2019	$23.99	(0.20)	(0.04)(f)	(0.24)	(5.27)	(5.27)
Year Ended 8/31/2018	$22.91	(0.26)	4.64	4.38	(3.30)	(3.30)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$20.95	(0.02)	0.46	0.44	—	—
Year Ended 8/31/2022	$35.68	(0.15)	(8.49)	(8.64)	(6.09)	(6.09)
Year Ended 8/31/2021	$29.83	(0.18)	10.65	10.47	(4.62)	(4.62)
Year Ended 8/31/2020	$25.49	(0.08)	6.56	6.48	(2.14)	(2.14)
Year Ended 8/31/2019	$30.80	(0.01)	0.16	0.15	(5.46)	(5.46)
Year Ended 8/31/2018	$28.52	(0.04)	5.89	5.85	(3.57)	(3.57)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.31	(0.02)	0.47	0.45	—	—
Year Ended 8/31/2022	$36.18	(0.13)	(8.64)	(8.77)	(6.10)	(6.10)
Year Ended 8/31/2021	$30.19	(0.17)	10.79	10.62	(4.63)	(4.63)
Year Ended 8/31/2020	$25.75	(0.07)	6.65	6.58	(2.14)	(2.14)
Year Ended 8/31/2019	$31.06	0.00(g)	0.16	0.16	(5.47)	(5.47)
Year Ended 8/31/2018	$28.73	(0.02)	5.95	5.93	(3.60)	(3.60)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$18.67	2.02%	1.17%(c)	1.17%(c),(d)	(0.48%)(c)	67%	$682,752
Year Ended 8/31/2022	$18.30	(28.97%)	1.13%	1.13%(d)	(0.81%)	70%	$718,493
Year Ended 8/31/2021	$31.98	38.29%	1.11%(e)	1.11%(d),(e)	(0.83%)	82%	$1,134,636
Year Ended 8/31/2020	$27.17	26.66%	1.15%	1.15%(d)	(0.58%)	63%	$967,087
Year Ended 8/31/2019	$23.44	2.78%	1.17%	1.17%	(0.31%)	89%	$810,161
Year Ended 8/31/2018	$28.83	22.23%	1.16%	1.16%(d)	(0.38%)	140%	$922,862
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$22.60	2.12%	0.92%(c)	0.92%(c),(d)	(0.23%)(c)	67%	$10,147
Year Ended 8/31/2022	$22.13	(28.79%)	0.88%	0.88%(d)	(0.56%)	70%	$9,813
Year Ended 8/31/2021	$37.34	38.65%	0.86%(e)	0.86%(d),(e)	(0.58%)	82%	$13,348
Year Ended 8/31/2020	$31.03	26.95%	0.90%	0.90%(d)	(0.33%)	63%	$8,071
Year Ended 8/31/2019	$26.43	3.08%	0.92%	0.92%	(0.06%)	89%	$17,075
Year Ended 8/31/2018	$31.71	22.50%	0.91%	0.91%(d)	(0.16%)	140%	$15,488
Class C
Six Months Ended 2/28/2023 (Unaudited)	$12.22	1.66%	1.92%(c)	1.92%(c),(d)	(1.23%)(c)	67%	$5,570
Year Ended 8/31/2022	$12.02	(29.50%)	1.88%	1.88%(d)	(1.56%)	70%	$6,073
Year Ended 8/31/2021	$23.12	37.28%	1.86%(e)	1.86%(d),(e)	(1.57%)	82%	$9,886
Year Ended 8/31/2020	$20.72	25.67%	1.90%	1.90%(d)	(1.32%)	63%	$11,759
Year Ended 8/31/2019	$18.48	2.03%	1.92%	1.92%	(1.05%)	89%	$12,863
Year Ended 8/31/2018	$23.99	21.27%	1.91%	1.91%(d)	(1.15%)	140%	$17,458
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$21.39	2.10%	0.92%(c)	0.92%(c),(d)	(0.23%)(c)	67%	$591,255
Year Ended 8/31/2022	$20.95	(28.78%)	0.88%	0.88%(d)	(0.56%)	70%	$607,008
Year Ended 8/31/2021	$35.68	38.67%	0.86%(e)	0.86%(d),(e)	(0.58%)	82%	$965,229
Year Ended 8/31/2020	$29.83	26.92%	0.90%	0.90%(d)	(0.33%)	63%	$748,236
Year Ended 8/31/2019	$25.49	3.07%	0.92%	0.92%	(0.05%)	89%	$652,043
Year Ended 8/31/2018	$30.80	22.49%	0.91%	0.91%(d)	(0.13%)	140%	$758,444
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.76	2.11%	0.86%(c)	0.86%(c)	(0.17%)(c)	67%	$34,017
Year Ended 8/31/2022	$21.31	(28.75%)	0.83%	0.83%	(0.51%)	70%	$34,937
Year Ended 8/31/2021	$36.18	38.73%	0.82%(e)	0.82%(e)	(0.53%)	82%	$49,076
Year Ended 8/31/2020	$30.19	27.05%	0.84%	0.84%	(0.26%)	63%	$43,423
Year Ended 8/31/2019	$25.75	3.11%	0.84%	0.84%	0.02%	89%	$46,284
Year Ended 8/31/2018	$31.06	22.60%	0.83%	0.83%	(0.06%)	140%	$48,792
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.35	(0.01)	0.47	0.46	—	—
Year Ended 8/31/2022	$36.23	(0.12)	(8.65)	(8.77)	(6.11)	(6.11)
Year Ended 8/31/2021	$30.22	(0.16)	10.81	10.65	(4.64)	(4.64)
Year Ended 8/31/2020	$25.77	(0.06)	6.65	6.59	(2.14)	(2.14)
Year Ended 8/31/2019	$31.07	0.02	0.16	0.18	(5.48)	(5.48)
Year Ended 8/31/2018	$28.74	(0.00)(g)	5.94	5.94	(3.61)	(3.61)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$16.71	(0.06)	0.37	0.31	—	—
Year Ended 8/31/2022	$29.74	(0.23)	(6.81)	(7.04)	(5.99)	(5.99)
Year Ended 8/31/2021	$25.55	(0.29)	8.97	8.68	(4.49)	(4.49)
Year Ended 8/31/2020	$22.22	(0.18)	5.65	5.47	(2.14)	(2.14)
Year Ended 8/31/2019	$27.64	(0.12)	0.07	(0.05)	(5.37)	(5.37)
Year Ended 8/31/2018	$25.93	(0.16)	5.31	5.15	(3.44)	(3.44)
Class V
Six Months Ended 2/28/2023 (Unaudited)	$18.16	(0.04)	0.40	0.36	—	—
Year Ended 8/31/2022	$31.78	(0.18)	(7.40)	(7.58)	(6.04)	(6.04)
Year Ended 8/31/2021	$27.02	(0.24)	9.56	9.32	(4.56)	(4.56)
Year Ended 8/31/2020	$23.33	(0.14)	5.97	5.83	(2.14)	(2.14)
Year Ended 8/31/2019	$28.71	(0.07)	0.10	0.03	(5.41)	(5.41)
Year Ended 8/31/2018	$26.81	(0.10)	5.51	5.41	(3.51)	(3.51)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.81	2.15%	0.81%(c)	0.81%(c)	(0.12%)(c)	67%	$75,545
Year Ended 8/31/2022	$21.35	(28.71%)	0.78%	0.78%	(0.46%)	70%	$81,229
Year Ended 8/31/2021	$36.23	38.80%	0.77%(e)	0.77%(e)	(0.48%)	82%	$123,615
Year Ended 8/31/2020	$30.22	27.07%	0.79%	0.79%	(0.22%)	63%	$95,842
Year Ended 8/31/2019	$25.77	3.18%	0.79%	0.79%	0.08%	89%	$86,115
Year Ended 8/31/2018	$31.07	22.66%	0.78%	0.78%	(0.01%)	140%	$135,728
Class R
Six Months Ended 2/28/2023 (Unaudited)	$17.02	1.86%	1.42%(c)	1.42%(c),(d)	(0.72%)(c)	67%	$4,733
Year Ended 8/31/2022	$16.71	(29.11%)	1.38%	1.38%(d)	(1.06%)	70%	$5,333
Year Ended 8/31/2021	$29.74	37.94%	1.36%(e)	1.36%(d),(e)	(1.08%)	82%	$10,376
Year Ended 8/31/2020	$25.55	26.31%	1.40%	1.40%(d)	(0.82%)	63%	$7,717
Year Ended 8/31/2019	$22.22	2.56%	1.42%	1.42%	(0.55%)	89%	$10,593
Year Ended 8/31/2018	$27.64	21.89%	1.41%	1.41%(d)	(0.63%)	140%	$13,414
Class V
Six Months Ended 2/28/2023 (Unaudited)	$18.52	1.98%	1.17%(c)	1.17%(c),(d)	(0.48%)(c)	67%	$19,719
Year Ended 8/31/2022	$18.16	(28.96%)	1.13%	1.13%(d)	(0.81%)	70%	$19,715
Year Ended 8/31/2021	$31.78	38.32%	1.11%(e)	1.11%(d),(e)	(0.83%)	82%	$31,936
Year Ended 8/31/2020	$27.02	26.61%	1.15%	1.15%(d)	(0.57%)	63%	$25,875
Year Ended 8/31/2019	$23.33	2.83%	1.17%	1.17%	(0.31%)	89%	$23,279
Year Ended 8/31/2018	$28.71	22.19%	1.16%	1.16%(d)	(0.37%)	140%	$25,566
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Select Mid Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus. Class V shares are available only to investors who received (and who continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
20	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.77% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to
22	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class V	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,980.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	36,664
Class C	—	1.00(b)	20
Class V	5.75	0.50 - 1.00(a)	1,733

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.20%	1.20%
Advisor Class	0.95	0.95
Class C	1.95	1.95
Institutional Class	0.95	0.95
Institutional 2 Class	0.89	0.91
Institutional 3 Class	0.85	0.86
Class R	1.45	1.45
Class V	1.20	1.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,368,752,000	122,744,000	(48,759,000)	73,985,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $915,255,487 and $1,031,399,408, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,966,667	4.10	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Fund reorganization
At the close of business on January 21, 2022, the Fund acquired the assets and assumed the identified liabilities of BMO Mid-Cap Growth Fund (the Acquired Fund), a series of BMO Funds, Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on January 7, 2022. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $1,794,349,761 and the combined net assets immediately after the reorganization were $1,810,824,181.
The reorganization was accomplished by a tax-free exchange of 3,006,453 shares of the Acquired Fund valued at $16,474,420 (including $299,571 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	727,078
Advisor Class	61,087
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment loss	(12,840,000)
Net realized gain	16,706,000
Net change in unrealized appreciation/(depreciation)	(654,550,000)
Net decrease in net assets from operations	(650,684,000)
26	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 10. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 30.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Select Mid Cap Growth Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Select Mid Cap Growth Fund | Semiannual Report 2023

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Columbia Select Mid Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR194_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Small Cap Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collette, CFA
Co-Portfolio Manager
Managed Fund since 2006
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since October 2022
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/05	1.59	-17.93	8.88	11.17
	Including sales charges		-4.27	-22.64	7.60	10.51
Advisor Class		11/08/12	1.72	-17.70	9.14	11.44
Class C	Excluding sales charges	11/01/05	1.27	-18.53	8.07	10.34
	Including sales charges		0.27	-19.35	8.07	10.34
Institutional Class		10/01/96	1.70	-17.75	9.14	11.44
Institutional 2 Class		02/28/13	1.77	-17.62	9.26	11.61
Institutional 3 Class		07/15/09	1.79	-17.61	9.31	11.62
Class R		09/27/10	1.47	-18.16	8.60	10.89
Russell 2000 Growth Index			3.06	-7.92	5.06	9.31
Russell 2000 Index			3.63	-6.02	6.01	9.06
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	93.6
Money Market Funds	6.4
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	2.8
Consumer Discretionary	13.5
Consumer Staples	2.0
Energy	5.2
Financials	4.2
Health Care	26.3
Industrials	24.0
Information Technology	18.4
Materials	3.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Small Cap Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,015.90	1,018.40	6.45	6.46	1.29
Advisor Class	1,000.00	1,000.00	1,017.20	1,019.64	5.20	5.21	1.04
Class C	1,000.00	1,000.00	1,012.70	1,014.68	10.18	10.19	2.04
Institutional Class	1,000.00	1,000.00	1,017.00	1,019.64	5.20	5.21	1.04
Institutional 2 Class	1,000.00	1,000.00	1,017.70	1,020.28	4.55	4.56	0.91
Institutional 3 Class	1,000.00	1,000.00	1,017.90	1,020.53	4.30	4.31	0.86
Class R	1,000.00	1,000.00	1,014.70	1,017.16	7.69	7.70	1.54
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Small Cap Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.2%
Issuer	Shares	Value ($)
Communication Services 2.7%
Entertainment 2.7%
World Wrestling Entertainment, Inc., Class A	478,931	40,230,204
Total Communication Services		40,230,204
Consumer Discretionary 12.7%
Hotels, Restaurants & Leisure 7.8%
Bowlero Corp.(a)	2,033,648	31,277,506
Churchill Downs, Inc.	76,078	18,698,451
Kura Sushi USA, Inc., Class A(a)	227,947	14,274,041
Texas Roadhouse, Inc.	150,315	15,262,985
Wingstop, Inc.	110,865	18,885,853
Xponential Fitness, Inc., Class A(a)	762,368	19,356,524
Total		117,755,360
Household Durables 1.1%
TopBuild Corp.(a)	77,526	16,093,622
Specialty Retail 2.9%
Boot Barn Holdings, Inc.(a)	243,022	18,822,054
Five Below, Inc.(a)	82,909	16,938,309
Floor & Decor Holdings, Inc., Class A(a)	83,295	7,647,314
Total		43,407,677
Textiles, Apparel & Luxury Goods 0.9%
Crocs, Inc.(a)	114,171	13,895,752
Total Consumer Discretionary		191,152,411
Consumer Staples 1.8%
Beverages 1.8%
Celsius Holdings, Inc.(a)	306,580	27,837,464
Total Consumer Staples		27,837,464
Energy 4.9%
Energy Equipment & Services 0.8%
ChampionX Corp.	386,040	11,801,243
Oil, Gas & Consumable Fuels 4.1%
Matador Resources Co.	400,832	21,560,753
Northern Oil and Gas, Inc.	1,294,576	40,183,639
Total		61,744,392
Total Energy		73,545,635
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 4.0%
Banks 1.5%
Live Oak Bancshares, Inc.	649,123	22,433,691
Insurance 2.5%
Kinsale Capital Group, Inc.	77,835	24,806,014
Ryan Specialty Holdings, Inc., Class A(a)	303,013	12,762,908
Total		37,568,922
Total Financials		60,002,613
Health Care 24.8%
Biotechnology 3.4%
IVERIC bio, Inc.(a)	494,549	10,276,728
Natera, Inc.(a)	755,812	36,694,673
Revolution Medicines, Inc.(a)	167,596	4,484,869
Total		51,456,270
Health Care Equipment & Supplies 6.9%
Axonics, Inc.(a)	210,015	12,619,801
Heska Corp.(a)	375,208	30,553,187
ICU Medical, Inc.(a)	160,306	27,354,616
Inspire Medical Systems, Inc.(a)	124,835	32,448,362
Total		102,975,966
Health Care Providers & Services 6.4%
Addus HomeCare Corp.(a)	279,795	30,396,929
Amedisys, Inc.(a)	127,975	11,767,301
Chemed Corp.	101,794	53,093,715
Total		95,257,945
Life Sciences Tools & Services 8.1%
BioLife Solutions, Inc.(a)	599,755	13,950,301
Bio-Techne Corp.	457,589	33,239,265
Caris Life Sciences, Inc.(a),(b),(c),(d)	2,777,778	9,777,778
DNA Script(a),(b),(c),(d)	11,675	3,562,585
Olink Holding AB ADR(a)	613,604	14,382,878
Pacific Biosciences of California, Inc.(a)	1,362,473	12,371,255
Repligen Corp.(a)	198,603	34,630,405
Total		121,914,467
Total Health Care		371,604,648
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small Cap Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 22.6%
Aerospace & Defense 5.7%
Aerovironment, Inc.(a)	288,971	24,776,374
Axon Enterprise, Inc.(a)	121,742	24,386,140
Curtiss-Wright Corp.	211,584	36,982,767
Total		86,145,281
Air Freight & Logistics 0.5%
Forward Air Corp.	66,828	6,897,318
Building Products 2.5%
Advanced Drainage Systems, Inc.	162,797	14,444,978
Simpson Manufacturing Co., Inc.	209,941	22,644,236
Total		37,089,214
Commercial Services & Supplies 1.4%
Casella Waste Systems, Inc., Class A(a)	276,456	21,513,806
Machinery 4.3%
Helios Technologies, Inc.	146,856	9,948,026
Hillman Solutions Corp.(a)	2,460,000	21,869,400
RBC Bearings, Inc.(a)	139,788	32,124,680
Total		63,942,106
Professional Services 1.4%
FTI Consulting, Inc.(a)	114,940	21,115,627
Road & Rail 1.0%
Saia, Inc.(a)	55,569	15,051,975
Trading Companies & Distributors 5.8%
FTAI Aviation Ltd.	1,173,430	29,652,576
SiteOne Landscape Supply, Inc.(a)	311,793	46,251,373
Xometry, Inc., Class A(a)	383,865	11,673,335
Total		87,577,284
Total Industrials		339,332,611
Information Technology 17.3%
Communications Equipment 0.6%
Calix, Inc.(a)	163,910	8,383,997
Electronic Equipment, Instruments & Components 0.6%
908 Devices, Inc.(a)	1,058,565	9,527,085
IT Services 1.2%
Flywire Corp.(a)	741,443	18,335,885
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 5.8%
Aehr Test Systems(a)	704,816	23,505,614
Axcelis Technologies, Inc.(a)	246,147	31,639,735
Lattice Semiconductor Corp.(a)	119,928	10,189,083
Onto Innovation, Inc.(a)	252,356	20,811,799
Total		86,146,231
Software 9.1%
DocuSign, Inc.(a)	250,115	15,344,555
Five9, Inc.(a)	385,331	25,431,846
LiveVox Holdings, Inc.(a)	2,839,934	6,475,049
Paylocity Holding Corp.(a)	170,519	32,843,665
Smartsheet, Inc., Class A(a)	634,284	27,921,182
Workiva, Inc., Class A(a)	325,358	29,021,934
Total		137,038,231
Total Information Technology		259,431,429
Materials 3.4%
Chemicals 0.8%
Valvoline, Inc.	320,707	11,288,887
Construction Materials 1.9%
Summit Materials, Inc., Class A(a)	954,487	28,195,546
Metals & Mining 0.7%
Hecla Mining Co.	2,151,596	11,080,719
Total Materials		50,565,152
Total Common Stocks (Cost $1,365,307,118)		1,413,702,167

Money Market Funds 6.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(e),(f)	96,785,107	96,746,393
Total Money Market Funds (Cost $96,743,057)		96,746,393
Total Investments in Securities (Cost: $1,462,050,175)		1,510,448,560
Other Assets & Liabilities, Net		(9,648,727)
Net Assets		1,500,799,833

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $13,340,363, which represents 0.89% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $13,340,363, which represents 0.89% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	2,777,778	22,520,810	9,777,778
DNA Script	10/01/2021	11,675	10,180,303	3,562,585
			32,701,113	13,340,363

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	13,473,261	474,017,921	(390,747,286)	2,497	96,746,393	6,624	1,145,051	96,785,107
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small Cap Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	40,230,204	—	—	40,230,204
Consumer Discretionary	191,152,411	—	—	191,152,411
Consumer Staples	27,837,464	—	—	27,837,464
Energy	73,545,635	—	—	73,545,635
Financials	60,002,613	—	—	60,002,613
Health Care	358,264,285	—	13,340,363	371,604,648
Industrials	339,332,611	—	—	339,332,611
Information Technology	259,431,429	—	—	259,431,429
Materials	50,565,152	—	—	50,565,152
Total Common Stocks	1,400,361,804	—	13,340,363	1,413,702,167
Money Market Funds	96,746,393	—	—	96,746,393
Total Investments in Securities	1,497,108,197	—	13,340,363	1,510,448,560
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,365,307,118)	$1,413,702,167
Affiliated issuers (cost $96,743,057)	96,746,393
Receivable for:
Capital shares sold	1,707,553
Dividends	502,954
Prepaid expenses	19,876
Trustees’ deferred compensation plan	146,752
Other assets	12,998
Total assets	1,512,838,693
Liabilities
Payable for:
Investments purchased	9,733,019
Capital shares purchased	1,802,764
Management services fees	33,774
Distribution and/or service fees	3,108
Transfer agent fees	216,104
Compensation of board members	37,427
Compensation of chief compliance officer	144
Other expenses	65,768
Trustees’ deferred compensation plan	146,752
Total liabilities	12,038,860
Net assets applicable to outstanding capital stock	$1,500,799,833
Represented by
Paid in capital	1,952,866,047
Total distributable earnings (loss)	(452,066,214)
Total - representing net assets applicable to outstanding capital stock	$1,500,799,833
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small Cap Growth Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$334,336,362
Shares outstanding	18,639,764
Net asset value per share	$17.94
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$19.03
Advisor Class
Net assets	$57,548,491
Shares outstanding	2,703,360
Net asset value per share	$21.29
Class C
Net assets	$26,158,258
Shares outstanding	2,052,338
Net asset value per share	$12.75
Institutional Class
Net assets	$700,646,203
Shares outstanding	35,488,331
Net asset value per share	$19.74
Institutional 2 Class
Net assets	$46,048,273
Shares outstanding	2,289,992
Net asset value per share	$20.11
Institutional 3 Class
Net assets	$329,068,397
Shares outstanding	16,095,437
Net asset value per share	$20.44
Class R
Net assets	$6,993,849
Shares outstanding	404,196
Net asset value per share	$17.30
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$1,621,702
Dividends — affiliated issuers	1,145,051
Interfund lending	858
Total income	2,767,611
Expenses:
Management services fees	6,079,482
Distribution and/or service fees
Class A	409,595
Class C	130,626
Class R	16,880
Transfer agent fees
Class A	308,694
Advisor Class	53,990
Class C	24,611
Institutional Class	653,745
Institutional 2 Class	13,539
Institutional 3 Class	11,923
Class R	6,357
Compensation of board members	19,988
Custodian fees	5,781
Printing and postage fees	73,122
Registration fees	75,894
Audit fees	14,922
Legal fees	16,657
Compensation of chief compliance officer	144
Other	30,925
Total expenses	7,946,875
Expense reduction	(4,023)
Total net expenses	7,942,852
Net investment loss	(5,175,241)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(130,825,053)
Investments — affiliated issuers	6,624
Net realized loss	(130,818,429)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	154,939,982
Investments — affiliated issuers	2,497
Net change in unrealized appreciation (depreciation)	154,942,479
Net realized and unrealized gain	24,124,050
Net increase in net assets resulting from operations	$18,948,809
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small Cap Growth Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment loss	$(5,175,241)	$(19,984,208)
Net realized loss	(130,818,429)	(351,142,830)
Net change in unrealized appreciation (depreciation)	154,942,479	(892,663,748)
Net increase (decrease) in net assets resulting from operations	18,948,809	(1,263,790,786)
Distributions to shareholders
Net investment income and net realized gains
Class A	—	(57,492,433)
Advisor Class	—	(12,410,914)
Class C	—	(5,910,264)
Institutional Class	—	(136,485,916)
Institutional 2 Class	—	(17,426,341)
Institutional 3 Class	—	(45,889,170)
Class R	—	(1,203,822)
Total distributions to shareholders	—	(276,818,860)
Decrease in net assets from capital stock activity	(138,885,903)	(204,178,262)
Total decrease in net assets	(119,937,094)	(1,744,787,908)
Net assets at beginning of period	1,620,736,927	3,365,524,835
Net assets at end of period	$1,500,799,833	$1,620,736,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	567,776	9,748,643	2,473,026	56,656,316
Distributions reinvested	—	—	1,898,399	50,307,569
Redemptions	(1,797,784)	(30,747,600)	(4,844,423)	(110,340,811)
Net decrease	(1,230,008)	(20,998,957)	(472,998)	(3,376,926)
Advisor Class
Subscriptions	190,632	3,868,228	600,209	16,430,183
Distributions reinvested	—	—	384,942	12,071,778
Redemptions	(547,025)	(11,056,391)	(2,747,685)	(77,859,742)
Net decrease	(356,393)	(7,188,163)	(1,762,534)	(49,357,781)
Class C
Subscriptions	141,421	1,722,919	515,889	8,935,276
Distributions reinvested	—	—	294,340	5,595,396
Redemptions	(313,825)	(3,808,263)	(669,130)	(10,484,224)
Net increase (decrease)	(172,404)	(2,085,344)	141,099	4,046,448
Institutional Class
Subscriptions	6,311,074	121,016,887	21,144,653	530,673,815
Distributions reinvested	—	—	3,767,302	109,553,154
Redemptions	(10,477,096)	(197,753,801)	(31,695,388)	(761,043,563)
Net decrease	(4,166,022)	(76,736,914)	(6,783,433)	(120,816,594)
Institutional 2 Class
Subscriptions	83,409	1,612,954	275,940	6,876,592
Distributions reinvested	—	—	588,823	17,417,388
Redemptions	(582,847)	(11,167,723)	(4,642,383)	(118,704,973)
Net decrease	(499,438)	(9,554,769)	(3,777,620)	(94,410,993)
Institutional 3 Class
Subscriptions	1,232,046	24,151,752	6,466,302	170,183,577
Distributions reinvested	—	—	1,434,744	43,114,069
Redemptions	(2,361,931)	(46,206,190)	(5,955,910)	(153,259,675)
Net increase (decrease)	(1,129,885)	(22,054,438)	1,945,136	60,037,971
Class R
Subscriptions	33,932	565,249	87,559	1,903,952
Distributions reinvested	—	—	46,933	1,203,822
Redemptions	(50,338)	(832,567)	(154,475)	(3,408,161)
Net decrease	(16,406)	(267,318)	(19,983)	(300,387)
Total net decrease	(7,570,556)	(138,885,903)	(10,730,333)	(204,178,262)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small Cap Growth Fund | Semiannual Report 2023

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Columbia Small Cap Growth Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$17.66	(0.08)	0.36	0.28	—	—
Year Ended 8/31/2022	$32.70	(0.25)	(11.90)	(12.15)	(2.89)	(2.89)
Year Ended 8/31/2021	$25.05	(0.31)	10.14	9.83	(2.18)	(2.18)
Year Ended 8/31/2020	$19.72	(0.18)	7.28	7.10	(1.77)	(1.77)
Year Ended 8/31/2019	$22.05	(0.15)	1.12	0.97	(3.30)	(3.30)
Year Ended 8/31/2018	$19.46	(0.15)	5.87	5.72	(3.13)	(3.13)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$20.93	(0.07)	0.43	0.36	—	—
Year Ended 8/31/2022	$38.14	(0.23)	(14.03)	(14.26)	(2.95)	(2.95)
Year Ended 8/31/2021	$28.90	(0.28)	11.76	11.48	(2.24)	(2.24)
Year Ended 8/31/2020	$22.48	(0.15)	8.38	8.23	(1.81)	(1.81)
Year Ended 8/31/2019	$24.61	(0.11)	1.33	1.22	(3.35)	(3.35)
Year Ended 8/31/2018	$21.38	(0.12)	6.53	6.41	(3.18)	(3.18)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$12.59	(0.10)	0.26	0.16	—	—
Year Ended 8/31/2022	$24.22	(0.30)	(8.60)	(8.90)	(2.73)	(2.73)
Year Ended 8/31/2021	$19.01	(0.41)	7.63	7.22	(2.01)	(2.01)
Year Ended 8/31/2020	$15.34	(0.25)	5.54	5.29	(1.62)	(1.62)
Year Ended 8/31/2019	$17.93	(0.22)	0.78	0.56	(3.15)	(3.15)
Year Ended 8/31/2018	$16.35	(0.25)	4.82	4.57	(2.99)	(2.99)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$19.41	(0.06)	0.39	0.33	—	—
Year Ended 8/31/2022	$35.61	(0.21)	(13.04)	(13.25)	(2.95)	(2.95)
Year Ended 8/31/2021	$27.10	(0.26)	11.01	10.75	(2.24)	(2.24)
Year Ended 8/31/2020	$21.20	(0.14)	7.85	7.71	(1.81)	(1.81)
Year Ended 8/31/2019	$23.42	(0.11)	1.24	1.13	(3.35)	(3.35)
Year Ended 8/31/2018	$20.49	(0.11)	6.22	6.11	(3.18)	(3.18)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$19.76	(0.05)	0.40	0.35	—	—
Year Ended 8/31/2022	$36.17	(0.20)	(13.24)	(13.44)	(2.97)	(2.97)
Year Ended 8/31/2021	$27.49	(0.24)	11.18	10.94	(2.26)	(2.26)
Year Ended 8/31/2020	$21.47	(0.13)	7.98	7.85	(1.83)	(1.83)
Year Ended 8/31/2019	$23.68	(0.09)	1.26	1.17	(3.38)	(3.38)
Year Ended 8/31/2018	$20.68	(0.09)	6.29	6.20	(3.20)	(3.20)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small Cap Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$17.94	1.59%	1.29%(c)	1.29%(c),(d)	(0.92%)(c)	51%	$334,336
Year Ended 8/31/2022	$17.66	(40.10%)	1.24%(e)	1.24%(d),(e)	(1.07%)	56%	$350,816
Year Ended 8/31/2021	$32.70	40.63%	1.21%	1.21%(d)	(1.03%)	50%	$665,217
Year Ended 8/31/2020	$25.05	39.06%	1.29%(e),(f)	1.29%(d),(e),(f)	(0.89%)	76%	$414,360
Year Ended 8/31/2019	$19.72	7.76%	1.33%(e)	1.33%(e)	(0.79%)	113%	$265,473
Year Ended 8/31/2018	$22.05	33.62%	1.35%(f)	1.34%(d),(f)	(0.79%)	156%	$249,156
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$21.29	1.72%	1.04%(c)	1.04%(c),(d)	(0.67%)(c)	51%	$57,548
Year Ended 8/31/2022	$20.93	(39.96%)	0.99%(e)	0.99%(d),(e)	(0.82%)	56%	$64,035
Year Ended 8/31/2021	$38.14	40.97%	0.96%	0.96%(d)	(0.80%)	50%	$183,909
Year Ended 8/31/2020	$28.90	39.42%	1.04%(e),(f)	1.04%(d),(e),(f)	(0.66%)	76%	$83,934
Year Ended 8/31/2019	$22.48	8.05%	1.07%(e)	1.07%(e)	(0.54%)	113%	$20,203
Year Ended 8/31/2018	$24.61	33.91%	1.10%(f)	1.09%(d),(f)	(0.53%)	156%	$8,913
Class C
Six Months Ended 2/28/2023 (Unaudited)	$12.75	1.27%	2.04%(c)	2.04%(c),(d)	(1.67%)(c)	51%	$26,158
Year Ended 8/31/2022	$12.59	(40.57%)	1.99%(e)	1.99%(d),(e)	(1.82%)	56%	$28,016
Year Ended 8/31/2021	$24.22	39.58%	1.96%	1.96%(d)	(1.79%)	50%	$50,471
Year Ended 8/31/2020	$19.01	38.03%	2.04%(e),(f)	2.04%(d),(e),(f)	(1.65%)	76%	$20,142
Year Ended 8/31/2019	$15.34	6.93%	2.08%(e)	2.08%(e)	(1.54%)	113%	$8,887
Year Ended 8/31/2018	$17.93	32.58%	2.10%(f)	2.09%(d),(f)	(1.54%)	156%	$8,401
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$19.74	1.70%	1.04%(c)	1.04%(c),(d)	(0.67%)(c)	51%	$700,646
Year Ended 8/31/2022	$19.41	(39.96%)	0.99%(e)	0.99%(d),(e)	(0.82%)	56%	$769,677
Year Ended 8/31/2021	$35.61	41.00%	0.96%	0.96%(d)	(0.79%)	50%	$1,653,559
Year Ended 8/31/2020	$27.10	39.35%	1.04%(e),(f)	1.04%(d),(e),(f)	(0.65%)	76%	$773,636
Year Ended 8/31/2019	$21.20	8.08%	1.08%(e)	1.08%(e)	(0.54%)	113%	$283,781
Year Ended 8/31/2018	$23.42	33.91%	1.10%(f)	1.09%(d),(f)	(0.54%)	156%	$226,120
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$20.11	1.77%	0.91%(c)	0.91%(c)	(0.54%)(c)	51%	$46,048
Year Ended 8/31/2022	$19.76	(39.89%)	0.88%(e)	0.88%(e)	(0.72%)	56%	$55,108
Year Ended 8/31/2021	$36.17	41.11%	0.88%	0.88%	(0.72%)	50%	$237,521
Year Ended 8/31/2020	$27.49	39.50%	0.96%(e),(f)	0.96%(e),(f)	(0.58%)	76%	$104,108
Year Ended 8/31/2019	$21.47	8.16%	0.97%(e)	0.97%(e)	(0.45%)	113%	$26,190
Year Ended 8/31/2018	$23.68	34.07%	0.99%(f)	0.98%(f)	(0.43%)	156%	$21,024
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$20.08	(0.05)	0.41	0.36	—	—
Year Ended 8/31/2022	$36.71	(0.17)	(13.48)	(13.65)	(2.98)	(2.98)
Year Ended 8/31/2021	$27.87	(0.23)	11.34	11.11	(2.27)	(2.27)
Year Ended 8/31/2020	$21.75	(0.12)	8.08	7.96	(1.84)	(1.84)
Year Ended 8/31/2019	$23.93	(0.08)	1.29	1.21	(3.39)	(3.39)
Year Ended 8/31/2018	$20.87	(0.08)	6.35	6.27	(3.21)	(3.21)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$17.05	(0.10)	0.35	0.25	—	—
Year Ended 8/31/2022	$31.70	(0.30)	(11.51)	(11.81)	(2.84)	(2.84)
Year Ended 8/31/2021	$24.35	(0.38)	9.86	9.48	(2.13)	(2.13)
Year Ended 8/31/2020	$19.22	(0.23)	7.08	6.85	(1.72)	(1.72)
Year Ended 8/31/2019	$21.57	(0.19)	1.09	0.90	(3.25)	(3.25)
Year Ended 8/31/2018	$19.10	(0.20)	5.75	5.55	(3.08)	(3.08)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small Cap Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$20.44	1.79%	0.86%(c)	0.86%(c)	(0.49%)(c)	51%	$329,068
Year Ended 8/31/2022	$20.08	(39.88%)	0.84%(e)	0.84%(e)	(0.66%)	56%	$345,912
Year Ended 8/31/2021	$36.71	41.18%	0.83%	0.83%	(0.67%)	50%	$560,880
Year Ended 8/31/2020	$27.87	39.55%	0.90%(e),(f)	0.90%(e),(f)	(0.52%)	76%	$163,142
Year Ended 8/31/2019	$21.75	8.26%	0.92%(e)	0.92%(e)	(0.38%)	113%	$66,685
Year Ended 8/31/2018	$23.93	34.12%	0.94%(f)	0.93%(f)	(0.38%)	156%	$64,214
Class R
Six Months Ended 2/28/2023 (Unaudited)	$17.30	1.47%	1.54%(c)	1.54%(c),(d)	(1.16%)(c)	51%	$6,994
Year Ended 8/31/2022	$17.05	(40.26%)	1.49%(e)	1.49%(d),(e)	(1.32%)	56%	$7,173
Year Ended 8/31/2021	$31.70	40.27%	1.46%	1.46%(d)	(1.30%)	50%	$13,968
Year Ended 8/31/2020	$24.35	38.67%	1.54%(e),(f)	1.54%(d),(e),(f)	(1.16%)	76%	$4,674
Year Ended 8/31/2019	$19.22	7.53%	1.58%(e)	1.58%(e)	(1.03%)	113%	$1,511
Year Ended 8/31/2018	$21.57	33.26%	1.60%(f)	1.59%(d),(f)	(1.04%)	156%	$1,651
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Small Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Effective June 1, 2021, the Fund closed to investors, other than those who invest in the Fund through certain financial intermediaries selected by Columbia Management Investment Distributors, Inc. (the Distributor) and retirement plans currently invested and those approved by the Distributor to invest in the Fund.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the
20	Columbia Small Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Small Cap Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.82% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
22	Columbia Small Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19
Institutional Class	0.19
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.19
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $4,023.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Small Cap Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	59,759
Class C	—	1.00(b)	569

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Voluntary expense cap effective April 1, 2023	Contractual expense cap January 1, 2023 through March 31, 2023	Contractual expense cap prior to January 1, 2023
Class A	1.28%	1.30%	1.30%
Advisor Class	1.03	1.05	1.05
Class C	2.03	2.05	2.05
Institutional Class	1.03	1.05	1.05
Institutional 2 Class	0.91	0.93	0.96
Institutional 3 Class	0.86	0.88	0.92
Class R	1.53	1.55	1.55
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
24	Columbia Small Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,462,050,000	176,641,000	(128,242,000)	48,399,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(349,596,766)	(234,883)	(349,831,649)
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
11,054,142	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $730,072,518 and $915,403,420, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Small Cap Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,200,000	4.03	4
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Health care sector risk
The Fund is more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
26	Columbia Small Cap Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 24.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Columbia Small Cap Growth Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
28	Columbia Small Cap Growth Fund | Semiannual Report 2023

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Columbia Small Cap Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR226_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Strategic Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Strategic Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic Income Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/21/77	-0.99	-7.17	1.38	2.39
	Including sales charges		-5.70	-11.57	0.40	1.89
Advisor Class		11/08/12	-0.89	-6.95	1.62	2.65
Class C	Excluding sales charges	07/01/97	-1.36	-7.90	0.62	1.65
	Including sales charges		-2.32	-8.79	0.62	1.65
Institutional Class		01/29/99	-0.89	-6.94	1.64	2.66
Institutional 2 Class		03/07/11	-0.87	-6.90	1.67	2.72
Institutional 3 Class*		06/13/13	-0.85	-6.88	1.71	2.75
Class R		09/27/10	-1.15	-7.43	1.12	2.14
Bloomberg U.S. Aggregate Bond Index			-2.13	-9.72	0.53	1.12
ICE BofA US Cash Pay High Yield Constrained Index			2.43	-5.41	2.69	4.01
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged			-1.03	-19.79	-4.83	-2.01
JPMorgan Emerging Markets Bond Index-Global			1.76	-8.20	-0.41	1.59
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment-grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. Effective July 1, 2022 the ICE BofA US Cash Pay High Yield Constrained Index now includes transaction costs.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Columbia Strategic Income Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for ICE BofA US Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
4	Columbia Strategic Income Fund | Semiannual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Asset-Backed Securities — Non-Agency	2.7
Commercial Mortgage-Backed Securities - Non-Agency	3.1
Common Stocks	0.0(a)
Convertible Bonds	0.1
Convertible Preferred Stocks	0.0(a)
Corporate Bonds & Notes	34.9
Foreign Government Obligations	5.9
Money Market Funds	5.2
Options Purchased Calls	0.1
Residential Mortgage-Backed Securities - Agency	26.6
Residential Mortgage-Backed Securities - Non-Agency	15.7
Senior Loans	5.6
U.S. Government & Agency Obligations	0.1
Warrants	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including options purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at February 28, 2023)
AAA rating	28.2
AA rating	0.8
A rating	9.2
BBB rating	18.2
BB rating	19.7
B rating	15.2
CCC rating	2.5
CC rating	0.1
C rating	0.0(a)
D rating	0.1
Not rated	6.0
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Strategic Income Fund | Semiannual Report 2023	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	990.10	1,020.13	4.64	4.71	0.94
Advisor Class	1,000.00	1,000.00	991.10	1,021.37	3.41	3.46	0.69
Class C	1,000.00	1,000.00	986.40	1,016.41	8.32	8.45	1.69
Institutional Class	1,000.00	1,000.00	991.10	1,021.37	3.41	3.46	0.69
Institutional 2 Class	1,000.00	1,000.00	991.30	1,021.57	3.21	3.26	0.65
Institutional 3 Class	1,000.00	1,000.00	991.50	1,021.82	2.96	3.01	0.60
Class R	1,000.00	1,000.00	988.50	1,018.89	5.87	5.96	1.19
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 3.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month USD LIBOR + 6.870% Floor 6.870% 04/15/2034	11.662%	15,000,000	13,292,145
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-5A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/23/2034	11.315%	13,320,000	11,414,534
Series 2021-6A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 10/21/2034	11.315%	11,450,000	9,824,008
Series 2021-7A Class E
3-month USD LIBOR + 6.750% Floor 6.750% 01/22/2035	11.565%	15,350,000	13,209,627
Ballyrock CLO Ltd.(a),(b)
Series 2021-18A Class D
3-month USD LIBOR + 6.500% Floor 6.500% 01/15/2035	11.292%	13,050,000	11,355,510
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month USD LIBOR + 6.250% Floor 6.250% 07/15/2034	11.042%	8,350,000	7,453,527
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-3A Class ERR
3-month USD LIBOR + 7.000% Floor 7.000% 07/20/2034	11.808%	11,400,000	9,790,810
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2021-A Class C
12/15/2028	2.750%	16,000,000	15,251,832
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month USD LIBOR + 3.500% Floor 3.500% 01/15/2033	8.292%	10,900,000	10,345,801
Netcredit Combined Receivables LLC(a),(c),(d),(e)
Series 2023-A Class A
12/20/2027	7.780%	20,500,000	20,293,358
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month USD LIBOR + 6.500% Floor 6.500% 07/20/2034	11.308%	9,700,000	8,618,052
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month USD LIBOR + 6.700% Floor 6.700% 10/20/2034	11.508%	12,750,000	11,532,171
PAGAYA AI Debt Trust(a)
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	13,933,649	13,804,204
Prosper Pass-Through Trust(a),(d)
Series 2019-ST2 Class A
11/15/2025	3.750%	492,215	492,216
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	3,781,935	3,607,416
Total Asset-Backed Securities — Non-Agency (Cost $175,548,243)			160,285,211

Commercial Mortgage-Backed Securities - Non-Agency 3.8%

BFLD Trust(a),(b)
Subordinated Series 2019-DPLO Class D
1-month USD LIBOR + 1.840% Floor 1.840% 10/15/2034	6.428%	3,485,000	3,423,722
Subordinated Series 2019-DPLO Class E
1-month USD LIBOR + 2.240% Floor 2.240% 10/15/2034	6.828%	11,510,000	11,294,631
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month USD LIBOR + 2.400% Floor 2.400% 06/15/2035	6.988%	8,700,000	8,166,145
Subordinated Series 2018-PRME Class D
1-month USD LIBOR + 1.800% Floor 1.925% 06/15/2035	6.388%	13,700,000	13,194,507
BX Trust(a)
Series 2019-OC11 Class E
12/09/2041	4.076%	7,208,000	5,741,393
BX Trust(a),(f)
Subordinated Series 2019-OC11 Class D
12/09/2041	3.944%	6,000,000	4,938,260
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month USD LIBOR + 2.721% Floor 2.721% 11/15/2038	7.309%	8,490,000	7,916,915
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2019-IKPR Class F
1-month USD LIBOR + 3.417% Floor 3.417% 11/15/2038	8.005%	16,035,000	14,843,718
Cold Storage Trust(a),(b)
Subordinated Series 2020-ICE5 Class F
1-month USD LIBOR + 3.492% Floor 3.492% 11/15/2037	8.080%	6,536,887	6,408,744
COMM Mortgage Trust(a),(f)
Subordinated Series 2020-CBM Class F
02/10/2037	3.633%	4,000,000	3,439,060
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	7,525,000	4,349,638
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	19,910,000	10,495,431
CSMC Trust(a),(f)
Subordinated Series 2019-UVIL Class E
12/15/2041	3.283%	15,300,000	10,797,687
Hilton USA Trust(a),(f)
Series 2016-HHV Class F
11/05/2038	4.194%	28,590,000	23,931,002
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	11,500,000	10,622,628
Morgan Stanley Capital I Trust(a),(f)
Series 2019-MEAD Class E
11/10/2036	3.177%	15,500,000	13,369,026
Progress Residential Trust(a)
Series 2020-SFR1 Class F
04/17/2037	3.431%	17,000,000	15,394,700
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	12,000,000	11,464,612
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class D
1-month USD LIBOR + 1.900% Floor 1.650% 12/15/2034	6.363%	9,790,000	9,038,351
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $208,918,311)			188,830,170

Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
iHeartMedia, Inc., Class A(g)	11,995	87,084
Total Communication Services		87,084
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 0.0%
Multiline Retail 0.0%
Belk, Inc.(d),(g)	50	462
Total Consumer Discretionary		462
Energy 0.0%
Energy Equipment & Services 0.0%
Covia Holdings Corp.(g)	74,466	1,005,291
McDermott International Ltd.(g)	47,856	18,185
Total		1,023,476
Oil, Gas & Consumable Fuels 0.0%
New Frontera Holdings(d),(g)	14,302	215
Southcross Energy Partners LLC(d),(g)	14,393	108
Southcross Energy Partners LLC, Class A(d),(g)	272,263	14,974
Total		15,297
Total Energy		1,038,773
Industrials 0.0%
Machinery 0.0%
TNT Crane and Rigging, Inc.(g)	23,468	178,943
Total Industrials		178,943
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(d),(g)	13,308	3,394
Total Information Technology		3,394
Total Common Stocks (Cost $1,389,098)		1,308,656

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	9,468,000	6,050,811
Total Convertible Bonds (Cost $8,994,157)			6,050,811

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Convertible Preferred Stocks 0.0%
Issuer		Shares	Value ($)
Information Technology 0.0%
Communications Equipment 0.0%
Riverbed Technology, Inc.(d)	7.000%	14,204	3,622
Total Information Technology			3,622
Total Convertible Preferred Stocks (Cost $307,751)			3,622

Corporate Bonds & Notes(h) 43.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.3%
BAE Systems PLC(a)
02/15/2031	1.900%	12,470,000	9,828,157
Boeing Co. (The)
08/01/2059	3.950%	22,683,000	15,689,967
05/01/2060	5.930%	7,549,000	7,102,418
Bombardier, Inc.(a)
04/15/2027	7.875%	2,516,000	2,499,611
Howmet Aerospace, Inc.
01/15/2029	3.000%	5,006,000	4,295,365
Northrop Grumman Corp.
03/15/2053	4.950%	2,771,000	2,611,395
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	1,135,000	1,202,451
TransDigm, Inc.(a)
12/15/2025	8.000%	2,772,000	2,833,163
03/15/2026	6.250%	8,643,000	8,533,804
TransDigm, Inc.
06/15/2026	6.375%	991,000	963,057
11/15/2027	5.500%	4,131,000	3,800,882
TransDigm, Inc.(a),(i)
08/15/2028	6.750%	2,450,000	2,437,247
Total			61,797,517
Airlines 0.4%
Air Canada(a)
08/15/2026	3.875%	2,022,000	1,825,067
American Airlines, Inc.(a)
07/15/2025	11.750%	2,307,000	2,527,715
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	7,804,098	7,608,723
04/20/2029	5.750%	1,412,465	1,342,060
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	5,437,955	5,055,962
United Airlines, Inc.(a)
04/15/2026	4.375%	1,693,000	1,594,533
Total			19,954,060
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Automotive 0.7%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	195,000	179,899
Ford Motor Co.
02/12/2032	3.250%	3,984,000	3,024,269
01/15/2043	4.750%	4,953,000	3,632,882
Ford Motor Credit Co. LLC
09/08/2024	3.664%	3,700,000	3,548,539
06/16/2025	5.125%	4,449,000	4,295,380
11/13/2025	3.375%	1,036,000	952,646
08/17/2027	4.125%	4,839,000	4,317,525
11/04/2027	7.350%	1,788,000	1,814,606
02/16/2028	2.900%	1,231,000	1,026,145
11/13/2030	4.000%	498,000	415,301
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	4,437,000	3,860,874
IAA Spinco, Inc.(a)
06/15/2027	5.500%	1,497,000	1,513,977
IHO Verwaltungs GmbH(a),(j)
09/15/2026	4.750%	565,000	521,541
05/15/2029	6.375%	643,000	584,549
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	1,518,000	1,479,519
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2027	8.500%	3,927,000	3,903,772
Total			35,071,424
Banking 7.6%
Bank of America Corp.(k)
10/22/2030	2.884%	41,540,000	35,190,508
10/24/2031	1.922%	47,155,000	36,577,864
10/20/2032	2.572%	19,830,000	15,796,987
02/04/2033	2.972%	35,980,000	29,449,324
Citigroup, Inc.(k)
01/25/2033	3.057%	33,061,000	27,124,070
Goldman Sachs Group, Inc. (The)(k)
07/21/2032	2.383%	42,449,000	33,357,868
10/21/2032	2.650%	9,206,000	7,341,554
HSBC Holdings PLC(k)
05/24/2032	2.804%	12,449,000	9,930,647
11/22/2032	2.871%	36,469,000	28,855,619
JPMorgan Chase & Co.(k)
10/15/2030	2.739%	3,322,000	2,798,767
11/19/2031	1.764%	195,000	150,193
04/22/2032	2.580%	48,337,000	39,146,300
11/08/2032	2.545%	53,175,000	42,426,964
Morgan Stanley(k)
07/21/2032	2.239%	7,279,000	5,664,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/16/2036	2.484%	2,990,000	2,229,225
Wells Fargo & Co.(k)
10/30/2030	2.879%	21,295,000	18,119,160
02/11/2031	2.572%	45,120,000	37,610,545
Total			371,769,595
Brokerage/Asset Managers/Exchanges 0.4%
AG Issuer LLC(a)
03/01/2028	6.250%	57,000	53,374
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	3,743,000	3,798,144
Hightower Holding LLC(a)
04/15/2029	6.750%	2,280,000	1,941,195
NFP Corp(a)
10/01/2030	7.500%	2,568,000	2,449,576
NFP Corp.(a)
08/15/2028	4.875%	2,419,000	2,123,776
08/15/2028	6.875%	8,366,000	7,123,321
Total			17,489,386
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	2,879,000	2,576,705
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	2,420,000	2,272,503
05/15/2029	4.125%	1,447,000	1,239,025
Cemex SAB de CV(a)
06/05/2027	7.375%	350,000	355,335
James Hardie International Finance DAC(a)
01/15/2028	5.000%	1,493,000	1,401,576
SRS Distribution, Inc.(a)
07/01/2028	4.625%	3,231,000	2,832,298
07/01/2029	6.125%	2,178,000	1,833,043
12/01/2029	6.000%	2,378,000	1,982,094
White Cap Buyer LLC(a)
10/15/2028	6.875%	1,730,000	1,569,952
Total			16,062,531
Cable and Satellite 2.4%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	3,596,000	3,323,928
02/01/2028	5.000%	2,860,000	2,593,774
06/01/2029	5.375%	1,545,000	1,378,610
03/01/2030	4.750%	1,653,000	1,390,090
08/15/2030	4.500%	4,927,000	4,062,844
02/01/2031	4.250%	866,000	694,783
02/01/2032	4.750%	2,722,000	2,217,006
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	9,589,000	7,590,516
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	4,290,000	3,403,941
12/01/2061	4.400%	11,338,000	7,336,327
06/30/2062	3.950%	14,232,000	8,478,346
04/01/2063	5.500%	8,090,000	6,262,645
CSC Holdings LLC(a)
12/01/2030	4.125%	3,068,000	2,199,840
12/01/2030	4.625%	4,562,000	2,455,971
02/15/2031	3.375%	10,059,000	6,899,408
DIRECTV Holdings LLC/Financing Co., Inc.(a)
08/15/2027	5.875%	2,147,000	1,926,027
DISH DBS Corp.(a)
12/01/2028	5.750%	2,502,000	1,998,359
DISH DBS Corp.
06/01/2029	5.125%	9,845,000	5,819,308
DISH Network Corp.(a)
11/15/2027	11.750%	3,755,000	3,807,450
Radiate Holdco LLC/Finance, Inc.(a)
09/15/2026	4.500%	3,415,000	2,557,813
09/15/2028	6.500%	5,130,000	2,412,459
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	2,513,000	2,223,023
08/01/2027	5.000%	574,000	526,765
07/15/2028	4.000%	500,000	427,913
07/01/2029	5.500%	1,278,000	1,152,025
07/01/2030	4.125%	2,187,000	1,785,517
Videotron Ltd.(a)
06/15/2029	3.625%	18,114,000	15,264,575
Virgin Media Finance PLC(a)
07/15/2030	5.000%	4,644,000	3,800,126
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	2,577,000	2,331,474
VZ Secured Financing BV(a)
01/15/2032	5.000%	5,066,000	4,190,128
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	1,818,000	1,462,856
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	1,956,000	1,821,551
Ziggo BV(a)
01/15/2030	4.875%	5,065,000	4,292,662
Total			118,088,060
Chemicals 0.9%
Avient Corp.(a)
08/01/2030	7.125%	2,176,000	2,180,080
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	1,492,000	1,242,349

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	1,456,000	1,354,238
Braskem Netherlands Finance BV(a)
01/10/2028	4.500%	500,000	451,120
01/31/2030	4.500%	9,000,000	7,587,835
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	2,823,000	2,710,977
Element Solutions, Inc.(a)
09/01/2028	3.875%	4,241,000	3,674,086
HB Fuller Co.
10/15/2028	4.250%	3,430,000	3,007,433
Herens Holdco Sarl(a)
05/15/2028	4.750%	2,382,000	1,953,306
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	2,058,000	1,841,913
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	1,561,000	1,375,028
Ingevity Corp.(a)
11/01/2028	3.875%	2,159,000	1,851,403
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	1,917,000	1,905,001
Iris Holdings, Inc.(a),(j)
02/15/2026	8.750%	1,047,000	947,389
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	3,005,000	2,514,703
SPCM SA(a)
03/15/2027	3.125%	1,001,000	865,951
Unifrax Escrow Issuer Corp.(a)
09/30/2028	5.250%	1,512,000	1,173,320
WR Grace Holdings LLC(a)
06/15/2027	4.875%	4,613,000	4,240,439
08/15/2029	5.625%	5,715,000	4,605,675
03/01/2031	7.375%	612,000	607,593
Total			46,089,839
Construction Machinery 0.2%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	6,880,000	5,925,002
Herc Holdings, Inc.(a)
07/15/2027	5.500%	1,295,000	1,220,188
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	1,649,000	1,648,644
United Rentals North America, Inc.
07/15/2030	4.000%	897,000	790,798
01/15/2032	3.750%	997,000	837,259
Total			10,421,891
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
APX Group, Inc.(a)
07/15/2029	5.750%	685,000	573,416
Arches Buyer, Inc.(a)
06/01/2028	4.250%	3,340,000	2,747,444
12/01/2028	6.125%	3,159,000	2,599,626
ASGN, Inc.(a)
05/15/2028	4.625%	2,024,000	1,828,360
Staples, Inc.(a)
04/15/2026	7.500%	2,014,000	1,791,707
Uber Technologies, Inc.(a)
05/15/2025	7.500%	2,461,000	2,485,736
08/15/2029	4.500%	11,992,000	10,624,373
Total			22,650,662
Consumer Products 0.3%
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	4,962,000	4,327,756
Mattel, Inc.(a)
12/15/2027	5.875%	1,314,000	1,283,188
Newell Brands, Inc.
09/15/2027	6.375%	879,000	873,900
09/15/2029	6.625%	1,242,000	1,231,339
Prestige Brands, Inc.(a)
01/15/2028	5.125%	934,000	879,966
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	1,475,000	1,185,870
Spectrum Brands, Inc.
07/15/2025	5.750%	1,006,000	989,676
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	2,915,000	2,521,761
07/15/2030	5.500%	183,000	161,764
Tempur Sealy International, Inc.(a)
10/15/2031	3.875%	1,884,000	1,519,385
Total			14,974,605
Diversified Manufacturing 0.6%
Carrier Global Corp.
02/15/2030	2.722%	16,226,000	13,685,215
Chart Industries, Inc.(a)
01/01/2030	7.500%	1,355,000	1,375,747
01/01/2031	9.500%	465,000	485,993
Gates Global LLC/Co.(a)
01/15/2026	6.250%	2,554,000	2,494,428
Madison IAQ LLC(a)
06/30/2028	4.125%	1,254,000	1,071,916
06/30/2029	5.875%	2,297,000	1,831,857

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Resideo Funding, Inc.(a)
09/01/2029	4.000%	1,882,000	1,545,283
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	608,000	554,283
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	3,205,000	3,238,166
06/15/2028	7.250%	1,539,000	1,563,724
Total			27,846,612
Electric 1.7%
AEP Texas, Inc.
01/15/2050	3.450%	7,720,000	5,528,330
Calpine Corp.(a)
02/15/2028	4.500%	2,035,000	1,832,400
Clearway Energy Operating LLC(a)
02/15/2031	3.750%	8,354,000	6,793,897
01/15/2032	3.750%	4,484,000	3,569,680
Duke Energy Corp.
09/01/2046	3.750%	7,780,000	5,720,352
Emera US Finance LP
06/15/2046	4.750%	15,730,000	12,339,407
Georgia Power Co.
03/15/2042	4.300%	3,993,000	3,360,522
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	3,086,000	2,624,758
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	2,319,000	2,243,062
09/15/2027	4.500%	6,630,000	6,078,912
NRG Energy, Inc.(a)
02/15/2029	3.375%	1,229,000	1,001,767
06/15/2029	5.250%	2,109,000	1,876,065
02/15/2032	3.875%	10,895,000	8,445,708
Pacific Gas and Electric Co.
07/01/2050	4.950%	14,340,075	11,328,921
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	1,034,000	922,687
PG&E Corp.
07/01/2028	5.000%	1,845,000	1,683,395
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	1,141,000	1,050,908
01/15/2030	4.750%	4,591,000	3,974,776
Vistra Operations Co. LLC(a)
02/15/2027	5.625%	1,291,000	1,224,811
07/31/2027	5.000%	1,280,000	1,189,707
05/01/2029	4.375%	1,871,000	1,617,963
Total			84,408,028
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Environmental 0.3%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	372,000	370,758
GFL Environmental, Inc.(a)
06/01/2025	4.250%	1,809,000	1,730,973
08/01/2025	3.750%	2,533,000	2,383,495
12/15/2026	5.125%	1,425,000	1,366,600
08/01/2028	4.000%	2,000,000	1,752,439
09/01/2028	3.500%	2,070,000	1,807,884
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	5,139,000	4,691,066
Total			14,103,215
Finance Companies 0.6%
Navient Corp.
09/25/2023	7.250%	524,000	525,359
06/25/2025	6.750%	878,000	865,698
OneMain Finance Corp.
09/15/2030	4.000%	182,000	138,972
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	2,662,000	2,407,939
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	4,226,000	3,407,067
03/01/2031	3.875%	3,811,000	2,957,617
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	19,824,000	14,669,528
Springleaf Finance Corp.
03/15/2023	5.625%	2,537,000	2,537,044
03/15/2024	6.125%	3,440,000	3,400,061
Total			30,909,285
Food and Beverage 1.7%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	7,335,000	6,882,302
Bacardi Ltd.(a)
05/15/2048	5.300%	17,883,000	16,146,313
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	2,845,000	2,743,220
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,218,000	9,656,752
Grupo Bimbo SAB de CV(a)
06/27/2024	3.875%	2,166,000	2,117,584
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	893,000	842,917
01/31/2030	4.125%	2,124,000	1,871,330
01/31/2032	4.375%	2,110,000	1,854,826
Pilgrim’s Pride Corp.(a)
09/30/2027	5.875%	3,370,000	3,303,013

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pilgrim’s Pride Corp.
04/15/2031	4.250%	4,780,000	3,991,426
03/01/2032	3.500%	28,039,000	21,848,661
Post Holdings, Inc.(a)
03/01/2027	5.750%	1,840,000	1,798,513
04/15/2030	4.625%	1,287,000	1,116,198
09/15/2031	4.500%	2,918,000	2,464,843
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	2,296,000	1,969,663
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	3,314,000	2,703,014
US Foods, Inc.(a)
04/15/2025	6.250%	177,000	176,837
02/15/2029	4.750%	967,000	872,399
06/01/2030	4.625%	1,757,000	1,540,064
Total			83,899,875
Gaming 0.9%
Boyd Gaming Corp.
12/01/2027	4.750%	1,260,000	1,185,885
Boyd Gaming Corp.(a)
06/15/2031	4.750%	2,548,000	2,249,978
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	5,516,000	4,719,404
02/15/2030	7.000%	3,769,000	3,795,763
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	4,172,000	4,159,849
07/01/2025	6.250%	5,374,000	5,333,064
07/01/2027	8.125%	2,116,000	2,136,521
International Game Technology PLC(a)
02/15/2025	6.500%	559,000	560,546
04/15/2026	4.125%	1,446,000	1,343,629
MGM Resorts International
05/01/2025	6.750%	200,000	200,244
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	4,992,000	4,282,608
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	1,853,000	1,506,563
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	3,087,000	2,717,887
Scientific Games International, Inc.(a)
07/01/2025	8.625%	1,839,000	1,881,004
05/15/2028	7.000%	1,446,000	1,413,786
11/15/2029	7.250%	2,450,000	2,416,260
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	2,369,000	2,305,181
Total			42,208,172
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Health Care 2.2%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		1,125,000	1,056,003
04/15/2029	5.000%		1,372,000	1,249,458
AdaptHealth LLC(a)
08/01/2029	4.625%		1,012,000	849,705
03/01/2030	5.125%		3,344,000	2,883,915
Avantor Funding, Inc.(a)
07/15/2028	4.625%		1,819,000	1,672,834
11/01/2029	3.875%		4,553,000	3,938,533
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	8,469,000	5,402,115
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		586,000	505,927
04/01/2030	3.500%		1,731,000	1,502,107
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		455,000	410,746
03/15/2029	3.750%		1,124,000	976,345
03/15/2031	4.000%		975,000	838,576
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		2,712,000	1,904,470
05/15/2030	5.250%		5,131,000	4,123,938
02/15/2031	4.750%		3,273,000	2,529,715
CVS Health Corp.
07/20/2045	5.125%		15,095,000	13,600,260
GE Healthcare Holding LLC(a)
11/15/2027	5.650%		17,075,000	17,307,895
HCA, Inc.
02/01/2029	5.875%		2,135,000	2,133,786
HCA, Inc.(a)
03/15/2052	4.625%		25,887,000	20,363,049
Indigo Merger Sub, Inc.(a)
07/15/2026	2.875%		1,424,000	1,269,012
IQVIA, Inc.(a)
10/15/2026	5.000%		823,000	788,193
05/15/2027	5.000%		1,864,000	1,774,182
Mozart Debt Merger Sub, Inc.(a)
10/01/2029	5.250%		3,152,000	2,588,191
Select Medical Corp.(a)
08/15/2026	6.250%		4,045,000	3,870,552
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%		917,000	904,882
04/15/2027	10.000%		799,000	813,060
Tenet Healthcare Corp.
07/15/2024	4.625%		342,000	336,710
02/01/2027	6.250%		2,592,000	2,524,945
11/01/2027	5.125%		2,761,000	2,595,669
10/01/2028	6.125%		4,212,000	3,898,409
01/15/2030	4.375%		1,872,000	1,638,468

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
US Acute Care Solutions LLC(a)
03/01/2026	6.375%	2,468,000	2,187,558
Total			108,439,208
Healthcare Insurance 1.0%
Aetna, Inc.
11/15/2042	4.125%	2,786,000	2,273,041
Centene Corp.
10/15/2030	3.000%	29,371,000	24,003,823
08/01/2031	2.625%	7,507,000	5,869,001
UnitedHealth Group, Inc.
02/15/2030	5.300%	17,700,000	17,934,934
Total			50,080,799
Home Construction 0.3%
Meritage Homes Corp.
06/06/2027	5.125%	2,373,000	2,263,620
Meritage Homes Corp.(a)
04/15/2029	3.875%	9,096,000	7,835,573
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	2,763,000	2,456,603
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	1,294,000	1,221,382
Taylor Morrison Communities, Inc./Holdings II(a)
03/01/2024	5.625%	695,000	691,397
Total			14,468,575
Independent Energy 1.5%
Apache Corp.
02/01/2042	5.250%	408,000	331,313
04/15/2043	4.750%	1,601,000	1,228,485
Callon Petroleum Co.(a)
08/01/2028	8.000%	6,021,000	5,906,491
Centennial Resource Production LLC(a)
04/01/2027	6.875%	723,000	695,981
CNX Resources Corp.(a)
03/14/2027	7.250%	224,000	222,205
01/15/2029	6.000%	1,638,000	1,484,787
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	6,645,000	5,969,348
CrownRock LP/Finance, Inc.(a)
05/01/2029	5.000%	1,142,000	1,035,666
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	1,262,000	1,174,378
02/01/2029	5.750%	3,120,000	2,831,278
Matador Resources Co.
09/15/2026	5.875%	3,620,000	3,494,252
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.
09/01/2030	6.625%	4,862,000	4,995,289
01/01/2031	6.125%	6,973,000	7,021,849
09/15/2036	6.450%	19,770,000	19,826,240
03/15/2040	6.200%	1,485,000	1,455,802
03/15/2046	6.600%	5,307,000	5,400,685
Southwestern Energy Co.
02/01/2029	5.375%	938,000	877,721
02/01/2032	4.750%	7,949,000	6,838,306
Total			70,790,076
Integrated Energy 0.1%
Cenovus Energy, Inc.
02/15/2052	3.750%	4,960,000	3,512,021
Leisure 0.6%
Carnival Corp.(a)
03/01/2026	7.625%	3,212,000	2,891,455
03/01/2027	5.750%	3,034,000	2,492,606
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	2,369,000	2,534,925
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC(a)
05/01/2025	5.500%	684,000	676,374
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC
10/01/2028	6.500%	782,000	757,517
Cinemark USA, Inc.(a)
03/15/2026	5.875%	6,775,000	6,201,822
NCL Corp., Ltd.(a)
02/15/2027	5.875%	1,143,000	1,061,195
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	4,750,000	4,367,169
07/15/2027	5.375%	556,000	489,591
01/15/2029	9.250%	595,000	631,145
01/15/2030	7.250%	3,132,000	3,139,844
Six Flags Entertainment Corp.(a)
07/31/2024	4.875%	1,889,000	1,855,901
Total			27,099,544
Life Insurance 0.7%
Five Corners Funding Trust(a)
11/15/2023	4.419%	10,756,000	10,657,279
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	25,683,000	24,733,057
Voya Financial, Inc.
06/15/2046	4.800%	89,000	74,409
Total			35,464,745

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%		966,000	955,173
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%		1,955,000	1,775,318
Total				2,730,491
Media and Entertainment 2.5%
Cengage Learning, Inc.(a)
06/15/2024	9.500%		9,716,000	9,473,118
Clear Channel International BV(a)
08/01/2025	6.625%		3,019,000	2,958,671
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%		1,164,000	969,434
06/01/2029	7.500%		3,783,000	3,060,754
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%		3,368,000	3,006,249
iHeartCommunications, Inc.
05/01/2026	6.375%		1,407,936	1,326,305
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		3,659,000	3,192,387
Magallanes, Inc.(a)
03/15/2062	5.391%		52,285,000	40,666,384
Netflix, Inc.
04/15/2028	4.875%		3,047,000	2,954,284
11/15/2028	5.875%		6,157,000	6,238,390
05/15/2029	4.625%	EUR	7,871,000	8,259,069
05/15/2029	6.375%		338,000	351,086
Netflix, Inc.(a)
11/15/2029	3.875%	EUR	4,380,000	4,399,413
11/15/2029	5.375%		1,315,000	1,300,543
06/15/2030	3.625%	EUR	7,476,000	7,333,258
06/15/2030	4.875%		13,193,000	12,686,333
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		1,420,000	1,281,451
01/15/2029	4.250%		811,000	669,415
03/15/2030	4.625%		2,185,000	1,791,701
Playtika Holding Corp.(a)
03/15/2029	4.250%		5,545,000	4,543,307
Roblox Corp.(a)
05/01/2030	3.875%		3,260,000	2,679,963
Univision Communications, Inc.(a)
05/01/2029	4.500%		1,237,000	1,043,398
06/30/2030	7.375%		1,319,000	1,251,489
Total				121,436,402
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.5%
Allegheny Technologies, Inc.
10/01/2029	4.875%	818,000	734,505
10/01/2031	5.125%	3,121,000	2,757,441
Constellium SE(a)
06/15/2028	5.625%	1,795,000	1,671,286
04/15/2029	3.750%	8,908,000	7,382,138
Hudbay Minerals, Inc.(a)
04/01/2029	6.125%	6,673,000	5,889,751
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%	560,000	481,578
06/01/2031	4.500%	2,804,000	2,220,181
Novelis Corp.(a)
11/15/2026	3.250%	1,369,000	1,205,880
01/30/2030	4.750%	2,010,000	1,764,944
08/15/2031	3.875%	1,651,000	1,335,215
Total			25,442,919
Midstream 2.6%
CNX Midstream Partners LP(a)
04/15/2030	4.750%	2,202,000	1,808,143
DCP Midstream Operating LP
04/01/2044	5.600%	1,252,000	1,170,112
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	1,292,000	1,268,215
DT Midstream, Inc.(a)
06/15/2029	4.125%	1,588,000	1,361,372
06/15/2031	4.375%	2,964,000	2,483,659
EQM Midstream Partners LP(a)
07/01/2025	6.000%	2,976,000	2,871,985
07/01/2027	6.500%	1,236,000	1,171,642
01/15/2029	4.500%	2,159,000	1,805,428
01/15/2031	4.750%	12,404,000	10,079,519
EQM Midstream Partners LP
07/15/2048	6.500%	10,829,000	8,072,979
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	12,000,000	9,517,929
09/30/2040	3.250%	3,925,000	3,003,499
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	2,912,000	2,921,428
Holly Energy Partners LP/Finance Corp.(a)
04/15/2027	6.375%	1,936,000	1,879,054
02/01/2028	5.000%	1,667,000	1,511,740
Kinder Morgan, Inc.
02/15/2046	5.050%	3,954,000	3,337,072
08/01/2052	5.450%	10,844,000	9,669,816
MPLX LP
03/14/2052	4.950%	3,790,000	3,152,887

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
NuStar Logistics LP
10/01/2025	5.750%		3,505,000	3,388,187
06/01/2026	6.000%		752,000	719,129
04/28/2027	5.625%		1,573,000	1,466,468
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%		26,497,000	20,476,058
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%		2,648,000	2,261,319
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%		4,429,000	3,825,878
08/15/2031	4.125%		8,868,000	7,607,673
11/01/2033	3.875%		13,243,000	10,801,467
Williams Companies, Inc. (The)
09/15/2045	5.100%		10,500,000	9,229,806
Total				126,862,464
Natural Gas 0.2%
NiSource, Inc.
05/15/2047	4.375%		13,773,000	11,517,826
Oil Field Services 0.1%
Nabors Industries Ltd.(a)
01/15/2026	7.250%		1,430,000	1,360,385
01/15/2028	7.500%		1,217,000	1,134,798
Nabors Industries, Inc.(a)
05/15/2027	7.375%		1,151,000	1,107,291
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%		2,888,000	2,947,225
Total				6,549,699
Other Industry 0.0%
Booz Allen Hamilton, Inc.(a)
09/01/2028	3.875%		1,358,000	1,204,914
Hillenbrand, Inc.
03/01/2031	3.750%		1,167,000	952,338
Total				2,157,252
Other REIT 0.4%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%		2,997,000	2,552,684
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	3,469,000	2,940,562
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		3,838,000	3,599,005
02/01/2027	4.250%		1,293,000	1,103,882
06/15/2029	4.750%		5,315,000	4,340,779
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%		1,816,000	1,618,635
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	1,571,000	1,314,144
RHP Hotel Properties LP/Finance Corp.(a)
02/15/2029	4.500%	860,000	748,318
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	1,102,000	997,586
Service Properties Trust
03/15/2024	4.650%	957,000	935,286
Total			20,150,881
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	1,033,000	999,152
09/01/2029	4.000%	3,939,000	3,156,015
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	1,940,000	1,772,453
Berry Global, Inc.
01/15/2026	1.570%	350,000	312,189
CANPACK SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	1,018,000	902,776
Canpack SA/US LLC(a)
11/15/2029	3.875%	4,288,000	3,438,128
Sealed Air Corp.(a)
02/01/2028	6.125%	356,000	350,567
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	3,592,000	3,395,697
08/15/2027	8.500%	1,408,000	1,338,889
Total			15,665,866
Pharmaceuticals 1.9%
1375209 BC Ltd.(a)
01/30/2028	9.000%	443,000	442,369
Amgen, Inc.(e)
03/02/2053	5.650%	23,253,000	23,061,621
03/02/2063	5.750%	52,482,000	51,756,907
Amgen, Inc.
02/22/2062	4.400%	6,262,000	5,026,251
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	2,070,000	1,426,788
06/01/2028	4.875%	2,868,000	1,788,642
09/30/2028	11.000%	789,000	620,499
10/15/2030	14.000%	156,000	99,355
Endo Dac/Finance LLC/Finco, Inc.(a),(l)
06/30/2028	0.000%	911,000	60,307
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,726,000	1,474,493
Jazz Securities DAC(a)
01/15/2029	4.375%	1,660,000	1,470,739

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Organon Finance 1 LLC(a)
04/30/2028	4.125%	4,589,000	4,048,889
04/30/2031	5.125%	3,943,000	3,360,652
Total			94,637,512
Property & Casualty 0.7%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	1,693,000	1,501,524
10/15/2027	6.750%	3,396,000	3,087,321
04/15/2028	6.750%	4,390,000	4,293,886
11/01/2029	5.875%	2,406,000	2,017,032
AssuredPartners, Inc.(a)
08/15/2025	7.000%	817,000	800,729
01/15/2029	5.625%	2,393,000	2,032,875
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	13,797,000	11,128,341
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	3,525,000	3,038,995
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	1,091,000	1,050,869
HUB International Ltd.(a)
05/01/2026	7.000%	3,049,000	3,008,131
12/01/2029	5.625%	3,087,000	2,655,073
Ryan Specialty Group LLC(a)
02/01/2030	4.375%	388,000	332,024
USI, Inc.(a)
05/01/2025	6.875%	944,000	931,171
Total			35,877,971
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	2,011,000	2,000,053
01/15/2028	3.875%	3,236,000	2,886,997
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,305,000	1,129,391
01/15/2030	6.750%	2,042,000	1,692,020
IRB Holding Corp.(a)
06/15/2025	7.000%	3,646,000	3,646,000
Yum! Brands, Inc.
04/01/2032	5.375%	2,405,000	2,230,712
Total			13,585,173
Retailers 1.1%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	701,000	608,699
02/15/2032	5.000%	701,000	600,557
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	999,000	857,328
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Hanesbrands, Inc.(a)
02/15/2031	9.000%	1,046,000	1,057,998
L Brands, Inc.(a)
07/01/2025	9.375%	485,000	513,271
L Brands, Inc.
02/01/2028	5.250%	1,053,000	983,017
11/01/2035	6.875%	2,968,000	2,614,359
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	3,325,000	2,717,471
Lithia Motors, Inc.(a)
01/15/2031	4.375%	1,325,000	1,102,849
Lowe’s Companies, Inc.
04/01/2062	4.450%	9,118,000	7,119,238
09/15/2062	5.800%	29,815,000	28,803,154
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	2,066,000	1,891,084
02/15/2029	7.750%	2,190,000	2,134,923
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	1,366,000	1,101,140
Total			52,105,088
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	1,085,000	1,106,752
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	2,743,000	2,517,991
Total			3,624,743
Technology 2.5%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	2,302,000	2,013,370
Block, Inc.
06/01/2031	3.500%	1,723,000	1,392,505
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	447,000	443,610
Broadcom, Inc.(a)
11/15/2036	3.187%	18,394,000	13,323,675
Camelot Finance SA(a)
11/01/2026	4.500%	924,000	850,076
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	1,277,000	1,102,438
07/01/2029	4.875%	3,176,000	2,742,834
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	2,806,000	2,220,287
Entegris Escrow Corp.(a)
04/15/2029	4.750%	1,836,000	1,669,611
06/15/2030	5.950%	3,323,000	3,098,834

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gartner, Inc.(a)
07/01/2028	4.500%	1,484,000	1,366,077
06/15/2029	3.625%	6,225,000	5,388,764
10/01/2030	3.750%	16,143,000	13,726,320
HealthEquity, Inc.(a)
10/01/2029	4.500%	3,147,000	2,749,739
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	2,367,000	1,928,677
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	2,087,000	1,703,652
Iron Mountain, Inc.(a)
09/15/2029	4.875%	664,000	580,622
07/15/2030	5.250%	2,592,000	2,260,513
Lenovo Group Ltd.(a)
04/24/2025	5.875%	5,000,000	4,980,402
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	5,973,000	2,863,919
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	4,425,000	3,518,634
NCR Corp.(a)
10/01/2028	5.000%	3,666,000	3,176,407
04/15/2029	5.125%	3,881,000	3,314,274
09/01/2029	6.125%	1,130,000	1,098,637
10/01/2030	5.250%	174,000	145,598
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	3,439,000	3,253,459
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	2,210,000	1,914,614
01/15/2033	5.000%	7,610,000	7,154,071
02/15/2042	3.125%	6,320,000	4,258,346
Picard Midco, Inc.(a)
03/31/2029	6.500%	4,838,000	4,192,655
PTC, Inc.(a)
02/15/2025	3.625%	349,000	331,737
02/15/2028	4.000%	1,072,000	973,659
Sabre GLBL, Inc.(a)
12/15/2027	11.250%	367,000	366,517
Sensata Technologies BV(a)
09/01/2030	5.875%	2,018,000	1,926,394
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	4,503,000	4,136,903
Synaptics, Inc.(a)
06/15/2029	4.000%	2,355,000	1,955,368
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	725,000	717,917
Tencent Holdings Ltd.(a)
06/03/2050	3.240%	6,400,000	4,119,719
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verscend Escrow Corp.(a)
08/15/2026	9.750%	2,565,000	2,579,342
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	4,838,000	4,035,161
Total			119,575,337
Transportation Services 0.1%
Adani Ports & Special Economic Zone Ltd.(a)
08/04/2027	4.200%	3,267,000	2,613,182
07/03/2029	4.375%	5,000,000	3,821,898
Total			6,435,080
Wireless 1.4%
Altice France Holding SA(a)
02/15/2028	6.000%	3,633,000	2,506,611
Altice France SA(a)
02/01/2027	8.125%	1,139,000	1,064,965
01/15/2028	5.500%	871,000	717,534
07/15/2029	5.125%	5,232,000	4,054,206
10/15/2029	5.500%	1,316,000	1,027,031
American Tower Corp.
08/15/2029	3.800%	12,821,000	11,560,448
06/15/2030	2.100%	3,570,000	2,822,259
Millicom International Cellular SA(a)
03/25/2029	6.250%	2,700,000	2,457,000
SBA Communications Corp.
02/15/2027	3.875%	1,176,000	1,063,435
02/01/2029	3.125%	5,224,000	4,303,504
Sprint Capital Corp.
11/15/2028	6.875%	3,743,000	3,924,087
03/15/2032	8.750%	1,214,000	1,444,682
Sprint Corp.
06/15/2024	7.125%	831,000	841,658
T-Mobile US, Inc.
02/15/2031	2.875%	14,184,000	11,778,824
04/15/2031	3.500%	17,298,000	14,984,358
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	931,000	749,232
07/15/2031	4.750%	3,870,000	3,191,401
Total			68,491,235
Wirelines 1.1%
AT&T, Inc.
03/01/2029	4.350%	10,065,000	9,541,861
12/01/2057	3.800%	4,530,000	3,179,849
CenturyLink, Inc.(a)
02/15/2027	4.000%	747,000	573,426
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,233,000	947,003

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes(h) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Frontier Communications Holdings LLC(a)
10/15/2027	5.875%	2,060,000	1,913,464
05/15/2030	8.750%	822,000	831,345
Iliad Holding SAS(a)
10/15/2026	6.500%	5,813,000	5,438,787
10/15/2028	7.000%	4,689,000	4,329,912
Network i2i Ltd.(a),(k)
12/31/2079	5.650%	7,100,000	6,756,222
Verizon Communications, Inc.
03/21/2031	2.550%	21,930,000	17,915,319
Total			51,427,188
Total Corporate Bonds & Notes (Cost $2,389,805,165)			2,105,872,852

Foreign Government Obligations(h),(m) 7.3%

Angola 0.2%
Angolan Government International Bond(a)
11/26/2029	8.000%	10,040,000	9,089,522
Argentina 0.0%
Argentine Republic Government International Bond
07/09/2029	1.000%	9,405	2,920
Argentine Republic Government International Bond(k)
07/09/2030	0.500%	85,626	27,743
07/09/2035	0.500%	156,873	44,638
Total			75,301
Azerbaijan 0.1%
Republic of Azerbaijan International Bond(a)
09/01/2032	3.500%	6,524,000	5,524,521
Brazil 0.2%
Brazilian Government International Bond
06/12/2030	3.875%	2,024,000	1,746,718
01/07/2041	5.625%	11,000,000	9,484,900
Total			11,231,618
Canada 0.2%
MEGlobal Canada ULC(a)
05/18/2025	5.000%	4,950,000	4,864,015
NOVA Chemicals Corp.(a)
06/01/2027	5.250%	3,264,000	2,938,175
05/15/2029	4.250%	2,216,000	1,832,107
Total			9,634,297
Colombia 0.9%
Colombia Government International Bond
02/26/2044	5.625%	6,725,000	4,867,788
06/15/2045	5.000%	11,200,000	7,393,295
05/15/2049	5.200%	7,147,000	4,751,313
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Colombian TES
03/26/2031	7.000%	COP	45,619,500,000	6,659,767
Ecopetrol SA
04/29/2030	6.875%		23,038,000	20,543,838
Total				44,216,001
Dominican Republic 0.4%
Dominican Republic International Bond(a)
01/25/2027	5.950%		4,475,000	4,392,492
01/30/2030	4.500%		2,295,000	1,976,118
09/23/2032	4.875%		500,000	419,535
04/30/2044	7.450%		7,900,000	7,602,933
01/27/2045	6.850%		4,881,000	4,368,568
Total				18,759,646
Egypt 0.4%
Egypt Government International Bond(a)
03/01/2029	7.600%		1,250,000	981,809
04/16/2030	5.625%	EUR	6,600,000	4,661,918
02/16/2031	5.875%		500,000	334,359
05/29/2032	7.625%		8,162,000	5,797,509
01/31/2047	8.500%		5,700,000	3,648,233
02/21/2048	7.903%		3,000,000	1,814,387
03/01/2049	8.700%		965,000	620,599
Total				17,858,814
Ghana 0.1%
Ghana Government International Bond(a),(l)
02/11/2035	0.000%		2,400,000	894,745
03/26/2051	0.000%		5,000,000	1,815,581
Total				2,710,326
Guatemala 0.1%
Guatemala Government Bond(a)
06/01/2050	6.125%		5,000,000	4,746,192
Hungary 0.3%
Hungary Government International Bond(a)
09/22/2031	2.125%		20,100,000	15,450,518
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%		6,200,000	5,384,755
Indonesia 0.5%
Indonesia Asahan Aluminium Persero PT(a)
05/15/2050	5.800%		6,000,000	5,323,467
Indonesia Government International Bond(a)
01/15/2045	5.125%		3,600,000	3,512,271
Indonesia Treasury Bond
04/15/2039	8.375%	IDR	68,305,000,000	5,042,334

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	19

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
PT Pertamina Persero(a)
05/30/2044	6.450%		10,066,000	10,267,160
Total				24,145,232
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
01/30/2032	4.875%	EUR	9,275,000	7,504,778
06/15/2033	6.125%		3,847,000	3,328,555
Total				10,833,333
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		4,800,000	4,397,161
Mexico 1.1%
Mexico Government International Bond
04/16/2030	3.250%		4,000,000	3,482,940
05/29/2031	7.750%	MXN	446,370,000	22,220,991
08/14/2041	4.280%		300,000	240,375
Petroleos Mexicanos
01/28/2031	5.950%		2,235,000	1,712,371
02/16/2032	6.700%		12,449,000	9,885,828
09/21/2047	6.750%		8,542,000	5,538,607
01/23/2050	7.690%		15,000,000	10,600,134
Total				53,681,246
Oman 0.1%
Oman Government International Bond(a)
01/17/2048	6.750%		6,506,000	6,242,145
Oman Sovereign Sukuk Co.(a)
06/01/2024	4.397%		500,000	493,156
Total				6,735,301
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		6,779,000	5,512,810
Paraguay 0.1%
Paraguay Government International Bond(a)
03/27/2027	4.700%		2,000,000	1,922,323
08/11/2044	6.100%		2,939,000	2,778,554
Total				4,700,877
Qatar 0.4%
Qatar Government International Bond(a)
04/16/2030	3.750%		2,000,000	1,903,971
03/14/2049	4.817%		15,614,000	14,909,219
Qatar Petroleum(a)
07/12/2031	2.250%		6,077,000	4,995,150
Total				21,808,340
Foreign Government Obligations(h),(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Romania 0.2%
Romanian Government International Bond(a)
01/28/2050	3.375%	EUR	12,000,000	7,441,674
02/14/2051	4.000%		2,246,000	1,572,718
Total				9,014,392
Saudi Arabia 0.4%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		15,163,000	12,464,298
Saudi Government International Bond(a)
10/22/2030	3.250%		3,000,000	2,703,648
04/17/2049	5.000%		5,000,000	4,611,234
Total				19,779,180
South Africa 0.6%
Republic of South Africa Government Bond
01/31/2030	8.000%	ZAR	219,595,663	10,733,450
Republic of South Africa Government International Bond
09/30/2029	4.850%		4,800,000	4,239,579
09/30/2049	5.750%		16,025,000	11,731,717
Total				26,704,746
Ukraine 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
11/08/2026	7.625%		4,200,000	810,320
Ukraine Government International Bond(a)
09/01/2028	7.750%		9,800,000	1,860,175
09/25/2034	7.375%		12,900,000	2,197,052
03/15/2035	7.253%		6,000,000	1,029,470
Total				5,897,017
United Arab Emirates 0.4%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		5,600,000	5,233,568
DP World Ltd.(a)
09/25/2048	5.625%		6,091,000	5,904,731
DP World PLC(a)
07/02/2037	6.850%		3,650,000	4,057,531
09/30/2049	4.700%		2,000,000	1,724,492
Total				16,920,322
United Kingdom 0.0%
NAK Naftogaz Ukraine via Kondor Finance PLC(a)
07/19/2024	7.125%	EUR	3,800,000	788,773
Total Foreign Government Obligations (Cost $424,667,235)				355,600,241

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency 32.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
05/01/2052	3.000%	62,615,575	55,505,493
07/01/2052- 08/01/2052	4.000%	63,040,070	59,807,906
Federal Home Loan Mortgage Corp.(n)
CMO Series 304 Class C69
12/15/2042	4.000%	2,557,652	489,412
CMO Series 4147 Class CI
01/15/2041	3.500%	2,092,589	94,370
Federal Home Loan Mortgage Corp.(b),(n)
CMO Series 318 Class S1
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 11/15/2043	1.362%	4,705,633	435,760
CMO Series 4620 Class AS
-1.0 x 1-month USD LIBOR + 0.440% 11/15/2042	0.000%	8,804,739	398,469
CMO Series 4903 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 08/25/2049	1.433%	26,149,322	2,590,213
CMO STRIPS Series 326 Class S1
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/15/2044	1.412%	835,050	74,787
Federal Home Loan Mortgage Corp.(f),(n)
CMO Series 4515 Class SA
08/15/2038	0.000%	4,094,681	130,495
Federal Home Loan Mortgage Corp. REMICS(n)
CMO Series 5051 Class KI
12/25/2050	2.500%	36,486,559	5,939,191
CMO Series 5192 Class PI
10/25/2051	2.500%	62,950,615	7,669,261
CMO Series 5198 Class KI
02/25/2052	3.000%	42,033,661	8,227,745
Federal National Mortgage Association
08/01/2032- 04/01/2052	3.000%	97,153,660	86,252,396
05/01/2052	3.500%	165,095,037	152,216,540
Federal National Mortgage Association(f),(n)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	3,138,477	31
Federal National Mortgage Association(n)
CMO Series 2012-129 Class IC
01/25/2041	3.500%	1,032,470	47,724
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2012-131 Class MI
01/25/2040	3.500%	1,346,340	55,085
CMO Series 2012-133 Class EI
07/25/2031	3.500%	342,066	6,036
CMO Series 2013-1 Class AI
02/25/2043	3.500%	1,729,024	237,673
Federal National Mortgage Association(b),(n)
CMO Series 2013-101 Class CS
-1.0 x 1-month USD LIBOR + 5.900% Cap 5.900% 10/25/2043	1.283%	6,479,843	596,470
CMO Series 2014-93 Class ES
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/25/2045	1.533%	11,241,123	1,196,195
CMO Series 2016-26 Class SA
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 05/25/2046	1.433%	10,376,630	1,452,505
CMO Series 2016-31 Class VS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 06/25/2046	1.383%	6,519,784	581,771
CMO Series 2016-42 Class SB
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 07/25/2046	1.383%	23,444,170	2,597,246
CMO Series 2017-47 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 06/25/2047	1.483%	7,489,055	1,063,617
CMO Series 2017-56 Class SB
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2047	1.533%	24,908,965	2,949,159
CMO Series 2018-76 Class SN
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 10/25/2048	1.533%	8,022,450	917,394
CMO Series 2019-67 Class SE
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 11/25/2049	1.433%	22,611,966	2,981,399

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	21

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-8 Class SG
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 03/25/2049	1.383%	23,878,700	2,070,510
Federal National Mortgage Association REMICS(n)
CMO Series 2020-77 Class IL
11/25/2050	2.500%	35,733,020	5,151,247
Government National Mortgage Association
08/15/2031	7.000%	13,347	13,539
04/15/2034	5.000%	86,125	87,089
Government National Mortgage Association(n)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	7,229,377	618,785
CMO Series 2020-138 Class GI
09/20/2050	3.000%	37,477,040	5,522,519
CMO Series 2020-191 Class UG
12/20/2050	3.500%	44,312,328	7,197,611
CMO Series 2021-140 Class IW
08/20/2051	3.500%	50,358,698	8,346,355
CMO Series 2021-57 Class KI
03/20/2051	3.500%	47,108,454	7,706,133
CMO Series 2021-89 Class IO
05/20/2051	3.000%	52,762,730	7,709,959
Government National Mortgage Association(b),(n)
CMO Series 2016-20 Class SQ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 02/20/2046	1.502%	10,349,740	868,242
CMO Series 2017-129 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 08/20/2047	1.602%	8,109,312	724,306
CMO Series 2017-133 Class SM
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/20/2047	1.652%	9,174,284	757,031
CMO Series 2017-141 Class ES
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2047	1.602%	12,074,964	1,275,669
CMO Series 2018-124 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 09/20/2048	1.602%	14,763,270	1,178,953
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-155 Class ES
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/20/2048	1.502%	11,580,233	880,660
CMO Series 2018-168 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/20/2048	1.502%	10,223,254	1,018,037
CMO Series 2018-67 Class SP
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 05/20/2048	1.602%	9,068,994	733,049
CMO Series 2019-152 Class BS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 12/20/2049	1.452%	23,477,078	1,924,472
CMO Series 2019-23 Class LS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	1.452%	7,075,448	655,510
CMO Series 2019-23 Class QS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 02/20/2049	1.452%	20,046,395	1,834,881
CMO Series 2019-29 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	1.452%	16,509,453	1,125,505
CMO Series 2019-41 Class AS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/20/2049	1.452%	15,938,678	1,451,158
CMO Series 2019-5 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 01/20/2049	1.552%	10,836,537	1,029,741
CMO Series 2019-59 Class JS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 05/20/2049	1.552%	10,648,812	1,001,004

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-155 Class SG
-1.0 x 1-month USD LIBOR + 6.300% Cap 6.300% 09/20/2051	1.702%	49,490,738	5,887,522
Government National Mortgage Association TBA(e)
03/21/2053	3.000%	32,000,000	28,563,125
Uniform Mortgage-Backed Security TBA(e)
03/16/2038- 03/13/2053	3.000%	59,000,000	52,894,276
03/13/2053	4.000%	361,000,000	338,832,344
03/13/2053	4.500%	350,000,000	337,203,125
03/13/2053	5.000%	395,000,000	388,272,656
Total Residential Mortgage-Backed Securities - Agency (Cost $1,691,942,595)			1,607,049,356

Residential Mortgage-Backed Securities - Non-Agency 19.4%

510 Asset Backed Trust(a),(f)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	17,082,536	15,877,472
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-2A Class M2
1-month USD LIBOR + 3.100% Floor 3.100% 04/25/2029	7.717%	10,208,580	10,386,462
CMO Series 2019-4A Class M1C
1-month USD LIBOR + 2.500% Floor 2.500% 10/25/2029	7.117%	11,265,687	11,319,859
CMO Series 2020-3A Class M2
1-month USD LIBOR + 4.850% Floor 4.850% 10/25/2030	9.467%	13,800,000	14,349,481
CMO Series 2020-4A Class M2B
1-month USD LIBOR + 3.600% Floor 3.600% 06/25/2030	8.217%	2,912,338	2,909,180
CMO Series 2021-1A Class M1C
30-day Average SOFR + 2.950% Floor 2.950% 03/25/2031	7.434%	15,000,000	14,819,092
BRAVO Residential Funding Trust(a),(f)
CMO Series 2021-A Class A1
10/25/2059	1.991%	10,162,010	9,486,382
CMO Series 2021-B Class A1
04/01/2069	2.115%	14,139,020	13,425,670
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-2F Class M2
30-day Average SOFR + 2.500% Floor 2.500% 01/10/2032	3.761%	2,359,206	2,362,257
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	20,000,000	20,000,000
BVRT Financing Trust(a),(b),(c),(d)
CMO Series 2021-CRT1 Class M4
1-month USD LIBOR + 3.500% Floor 3.500% 07/10/2032	3.589%	41,000,000	39,449,175
CIM Trust(a),(f)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	10,786,522	10,014,823
Citigroup Mortgage Loan Trust, Inc.(a),(f)
CMO Series 2010-6 Class 2A2
09/25/2035	4.198%	187,205	181,042
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	2,545,870	2,448,044
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
1-month USD LIBOR + 2.150% 11/25/2039	6.767%	7,212,091	7,211,344
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	10.484%	34,900,000	31,017,134
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	16.484%	11,850,000	12,632,098
CSMC Trust(a),(f)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.456%	7,381,211	7,275,452
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	2,280,994	2,189,136
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	7.917%	16,541,000	16,724,772

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	23

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	7.010%	12,725,000	12,737,374
Subordinated CMO Series 2020-1 Class M1B
1-month USD LIBOR + 1.450% 01/25/2030	6.067%	27,895,502	27,851,555
Subordinated CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.800% 01/25/2030	6.417%	9,650,000	9,579,921
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B1
30-day Average SOFR + 3.300% 11/25/2041	7.784%	9,800,000	9,336,277
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
1-month USD LIBOR + 0.000% 06/25/2033	4.506%	15,000,000	13,370,118
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	6.734%	9,756,000	9,531,872
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	9.734%	17,250,000	17,302,364
Subordinated CMO Series 2020-DNA4 Class B1
1-month USD LIBOR + 6.000% 08/25/2050	10.617%	17,521,915	18,786,242
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	7.484%	15,400,000	14,899,879
Subordinated CMO Series 2021-DNA1 Class B1
30-day Average SOFR + 2.650% 01/25/2051	7.134%	10,400,000	9,733,005
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	7.534%	15,700,000	14,834,437
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	9.484%	12,250,000	9,980,427
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b),(c),(d)
CMO Series 2019-CS03 Class M2
1-month USD LIBOR + 0.000% 10/25/2032	4.506%	23,000,000	22,051,250
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.084%	11,376,856	11,523,862
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	8.484%	18,650,000	18,792,684
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	9.234%	19,550,000	19,097,128
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	12.984%	16,300,000	15,224,472
Glebe Funding Trust (The)(a),(d)
CMO Series 2021-1 Class PT
10/27/2023	3.000%	15,720,693	14,423,735
Home Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 3.000% 10/25/2028	7.617%	6,979,360	7,051,280
Loan Revolving Advance Investment Trust(a),(b),(c),(d)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	7.328%	321,326	321,326
Mortgage Acquisition Trust I LLC(a),(d)
CMO Series 2021-1 Class PT
11/29/2023	3.500%	7,323,248	6,691,618
Mortgage Insurance-Linked Notes(a),(b)
CMO Series 2020-1 Class M1C
1-month USD LIBOR + 1.750% Floor 1.750% 01/25/2030	6.367%	4,150,000	4,032,380
CMO Series 2020-1 Class M2A
1-month USD LIBOR + 2.000% Floor 2.000% 01/25/2030	6.617%	7,700,000	7,554,139

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Mortgage Trust(a),(f)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	19,240,000	18,101,660
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	6,478,516	5,973,679
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
1-month USD LIBOR + 1.950% Floor 1.950% 07/25/2029	6.567%	5,692,483	5,685,174
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	7.484%	9,800,000	9,512,597
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month USD LIBOR + 2.750% Floor 2.750% 05/27/2023	7.267%	5,332,226	5,303,032
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% Floor 2.850% 02/25/2025	7.467%	56,500,000	56,311,951
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	7.267%	85,550,000	83,935,321
Point Securitization Trust(a),(f)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	21,040,490	19,932,744
Preston Ridge Partners Mortgage(a),(f)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	13,416,695	12,586,621
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	3,406,537	3,238,325
CMO Series 2021-2 Class A1
03/25/2026	2.115%	11,351,660	10,688,963
CMO Series 2021-3 Class A1
04/25/2026	1.867%	12,224,093	11,235,583
Pretium Mortgage Credit Partners(a),(f)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	18,829,567	17,316,772
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners I LLC(a),(f)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	7,563,085	7,096,785
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	9,748,054	8,829,997
Radnor Re Ltd.(a),(b)
CMO Series 2018-1 Class M2
1-month USD LIBOR + 2.700% 03/25/2028	7.317%	9,595,926	9,601,287
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	7.634%	18,984,000	18,385,055
Stonnington Mortgage Trust(a),(c),(d),(f)
CMO Series 2020-1 Class A
07/28/2024	3.500%	1,903,899	1,871,581
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	15,000,000	14,190,816
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1C
1-month USD LIBOR + 4.500% Floor 4.500% 10/25/2033	9.117%	19,500,000	20,177,633
CMO Series 2021-2 Class M2
1-month USD LIBOR + 5.500% Floor 5.500% 10/25/2033	10.117%	10,750,000	10,795,790
VCAT Asset Securitization LLC(a),(f)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	19,758,026	18,087,293
VCAT LLC(a),(f)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	22,073,359	20,147,690
Vericrest Opportunity Loan Transferee(a),(f)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	8,719,771	8,329,220
Verus Securitization Trust(a),(f)
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	7,300,000	5,950,437
Visio Trust(a),(f)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	4,200,000	3,676,838

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	25

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	3,600,000	3,004,696
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $970,913,338)			948,753,760

Senior Loans 7.0%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(i),(o)
Tranche 1 Term Loan
1-month Term SOFR + 3.250% 08/10/2028	7.825%	1,538,413	1,533,613
Airlines 0.1%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 0.750% 04/20/2028	9.558%	3,189,781	3,264,454
Kestrel Bidco, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 12/11/2026	7.592%	1,440,544	1,367,840
United AirLines, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	8.568%	2,037,058	2,030,702
Total			6,662,996
Automotive 0.1%
American Axle & Manufacturing, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.160%	566,222	565,090
Clarios Global LP(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	7.885%	1,690,416	1,680,121
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
First Brands Group LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	10.252%	3,134,667	3,033,762
Total			5,278,973
Brokerage/Asset Managers/Exchanges 0.2%
AlixPartners LLP(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 02/04/2028	7.385%	1,468,763	1,465,326
Allspring Buyer LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.000% Floor 0.500% 11/01/2028	7.750%	1,320,665	1,312,411
Citadel Securities LP(b),(o)
Term Loan
1-month Term SOFR + 2.500% 02/02/2028	7.232%	2,942,538	2,914,496
Russell Investments US Institutional Holdco, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 05/30/2025	8.135%	2,466,439	2,426,359
VFH Parent LLC(b),(o)
Term Loan
SOFR + 3.000% 01/13/2029	7.661%	2,265,430	2,240,510
Total			10,359,102
Building Materials 0.2%
Cornerstone Building Brands, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% 04/12/2028	7.838%	1,395,855	1,288,989
Covia Holdings LLC(b),(o)
Term Loan
1-month USD LIBOR + 4.000% Floor 1.000% 07/31/2026	8.782%	1,750,241	1,726,175

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Hunter Douglas Holding BV(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	8.373%	1,190,424	1,089,667
Park River Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 12/28/2027	8.004%	1,263,617	1,158,320
QUIKRETE Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.625% 02/01/2027	7.260%	2,187,982	2,166,649
SRS Distribution, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	8.135%	1,970,000	1,903,828
White Cap Supply Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/19/2027	8.368%	1,859,938	1,829,174
Total			11,162,802
Cable and Satellite 0.2%
CSC Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 4.500% 01/17/2028	9.063%	1,446,596	1,352,568
DirectTV Financing LLC(b),(o)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	9.635%	1,391,847	1,352,151
Iridium Satellite LLC(b),(o)
Tranche B2 Term Loan
1-month Term SOFR + 2.500% Floor 1.000% 11/04/2026	7.218%	2,190,662	2,187,003
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Radiate Holdco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 09/25/2026	7.885%	1,645,383	1,362,065
Telesat Canada(b),(o)
Tranche B5 Term Loan
1-month USD LIBOR + 2.750% 12/07/2026	7.580%	2,179,765	1,164,365
Virgin Media Bristol LLC(b),(o)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	7.088%	1,175,000	1,151,077
Tranche Q Term Loan
1-month USD LIBOR + 3.250% 01/31/2029	7.838%	1,000,000	993,750
Total			9,562,979
Chemicals 0.3%
Ascend Performance Materials Operations LLC(b),(o)
Term Loan
6-month Term SOFR + 4.750% Floor 0.750% 08/27/2026	8.831%	1,896,888	1,892,145
ColourOz Investment 1 GmbH(b),(o)
Tranche C 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	9.066%	352,889	249,376
ColourOz Investment 2 LLC(b),(o)
Tranche B2 1st Lien Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 09/21/2023	9.066%	2,134,685	1,508,518
Diamond BV(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 09/29/2028	7.575%	1,727,939	1,696,975
Herens Holdco SARL(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 07/03/2028	8.730%	1,470,789	1,388,322

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	27

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Ineos Styrolution Group GmbH(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 01/29/2026	7.385%	1,970,000	1,957,195
Ineos US Finance LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% 11/08/2027	8.468%	1,682,655	1,675,436
Ineos US Finance LLC(b),(i),(o)
Tranche B Term Loan
1-month Term SOFR + 3.750% 02/10/2030	4.000%	652,344	646,838
Innophos Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.250% 02/05/2027	7.885%	607,813	603,758
Messer Industries GmbH(b),(o)
Tranche B1 Term Loan
3-month USD LIBOR + 2.500% 03/02/2026	7.230%	1,042,543	1,038,508
Momentive Performance Materials, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/15/2024	7.890%	1,447,500	1,444,330
PMHC II, Inc.(b),(o)
Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 04/23/2029	9.076%	1,630,327	1,398,169
Sparta US Holdco LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 08/02/2028	7.824%	987,519	979,619
Total			16,479,189
Construction Machinery 0.0%
Columbus McKinnon Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/14/2028	7.500%	1,232,844	1,226,680
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.5%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 10/01/2025	8.385%	874,907	765,002
2nd Lien Term Loan
1-month USD LIBOR + 7.750% 10/01/2026	12.385%	1,686,397	1,049,782
Allied Universal Holdco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 05/12/2028	8.468%	1,397,052	1,344,285
Amentum Government Services Holdings LLC(b),(o)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	8.519%	958,855	946,467
Tranche 3 1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 02/15/2029	8.124%	1,152,012	1,137,128
Arches Buyer, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	7.968%	2,235,956	2,101,798
Cast & Crew LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	8.368%	1,818,842	1,813,531
Conservice Midco LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.250% 05/13/2027	8.885%	2,433,764	2,398,280
Corporation Service Co.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/02/2029	7.968%	632,006	631,615

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Go Daddy Operating Co. LLC(b),(o)
Term Loan
1-month Term SOFR + 3.250% 11/09/2029	7.868%	514,408	514,474
Prime Security Services Borrower LLC(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	7.517%	1,693,576	1,689,342
Signal Parent, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 04/03/2028	8.135%	1,843,781	1,321,991
Sotheby’s(b),(o)
Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 01/15/2027	9.330%	1,357,149	1,351,041
TruGreen LP(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	8.635%	1,085,045	992,816
Uber Technologies, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 04/04/2025	8.453%	1,710,757	1,708,892
Uber Technologies, Inc.(b),(i),(o)
Term Loan
1-month Term SOFR + 2.750% 02/28/2030	8.453%	1,238,904	1,238,384
WaterBridge Midstream Operating LLC(b),(o)
Term Loan
3-month USD LIBOR + 5.750% Floor 1.000% 06/22/2026	10.568%	1,148,439	1,137,908
WW International, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 04/13/2028	8.140%	1,771,875	1,006,655
Total			23,149,391
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.2%
Bombardier Recreaional Products, Inc.(b),(i),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 05/24/2027		500,000	486,875
Bombardier Recreational Products, Inc. (b),(i),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.118%	951,916	946,681
Serta Simmons Bedding LLC(l),(o)
1st Lien Term Loan
11/08/2023	0.000%	1,120,761	69,487
SRAM LLC(b),(d),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 05/18/2028	7.385%	1,120,322	1,109,119
SWF Holdings I Corp.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/06/2028	8.753%	1,557,127	1,332,636
Thor Industries, Inc.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.000% 02/01/2026	7.688%	884,938	879,964
Weber-Stephen Products LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/30/2027	7.885%	2,429,982	2,114,084
Total			6,938,846
Diversified Manufacturing 0.3%
Brookfield WEC Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 08/01/2025	7.385%	2,156,392	2,146,774

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	29

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
DXP Enterprises, Inc.(b),(o)
Term Loan
1-month Term SOFR + 5.250% Floor 1.000% 12/23/2027	9.955%	1,485,278	1,448,146
EWT Holdings III Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.250% 04/01/2028	6.938%	1,223,807	1,219,988
Filtration Group Corp.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 03/31/2025	7.635%	2,047,038	2,039,874
1-month USD LIBOR + 3.500% Floor 0.500% 10/21/2028	8.135%	618,551	608,500
Gates Global LLC(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 2.500% Floor 0.750% 03/31/2027	7.135%	746,822	742,423
Madison IAQ LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 06/21/2028	7.988%	1,659,551	1,578,267
TK Elevator Midco GmbH(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 07/30/2027	8.602%	1,269,574	1,240,018
Vertiv Group Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% 03/02/2027	7.324%	1,446,570	1,427,808
Total			12,451,798
Electric 0.1%
Carroll County Energy LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.500% 02/16/2026	8.230%	397,071	379,203
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Renewables LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.500% Floor 1.000% 12/15/2027	7.460%	2,767,423	2,757,903
Invenergy Thermal Operating I LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% 08/28/2025	8.482%	401,842	399,833
LMBE-MC Holdco II LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.150% Floor 1.000% 12/03/2025	8.730%	385,767	381,265
Nautilus Power LLC(b),(o)
Term Loan
3-month USD LIBOR + 4.250% Floor 1.000% 05/16/2024	8.885%	499,560	366,867
New Frontera Holdings LLC(b),(d),(o)
1st Lien Term Loan
1-month USD LIBOR + 13.000% 07/28/2026	17.730%	217,161	214,989
2nd Lien Term Loan
1-month USD LIBOR + 1.500% 07/28/2028	6.230%	75,277	15,055
PG&E Corp.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 1.000% 06/23/2025	7.688%	1,423,888	1,416,769
Total			5,931,884
Environmental 0.1%
EnergySolutions LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 05/09/2025	8.480%	1,150,729	1,106,713
GFL Environmental, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 05/28/2027	7.718%	1,467,419	1,468,681

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Rockwood Service Corp.(b),(o)
Term Loan
1-month USD LIBOR + 4.250% 01/23/2027	8.885%	925,215	922,902
Total			3,498,296
Food and Beverage 0.1%
Del Monte Foods, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/16/2029	8.911%	1,717,010	1,679,803
Naked Juice LLC(b),(o)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	7.930%	298,500	270,641
Primary Products Finance LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 04/01/2029	8.743%	1,959,288	1,939,695
Triton Water Holdings, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 03/31/2028	8.230%	1,361,824	1,264,971
United Natural Foods, Inc.(b),(o)
Term Loan
3-month Term SOFR + 3.250% 10/22/2025	7.982%	1,040,988	1,042,070
Total			6,197,180
Gaming 0.3%
Caesars Entertainment, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/06/2030	7.968%	1,606,834	1,603,042
CBAC Borrower LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 4.000% 07/08/2024	8.635%	1,490,730	1,454,207
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Entain PLC(b),(i),(o)
Tranche B2 Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 10/31/2029	8.180%	605,585	605,016
Fertitta Entertainment LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	8.618%	1,639,415	1,593,315
Flutter Entertainment PLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 07/21/2026	6.980%	2,411,264	2,407,165
Tranche B Term Loan
1-month Term SOFR + 3.250% 07/22/2028	8.092%	424,758	424,600
HRNI Holdings LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 12/11/2028	8.885%	3,057,818	2,985,195
Light and Wonder International, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	7.662%	1,331,853	1,325,194
PCI Gaming Authority(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 05/29/2026	7.135%	1,188,266	1,185,854
Scientific Games Holdings LP(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 04/04/2029	8.103%	1,240,561	1,218,652
Total			14,802,240
Health Care 0.2%
CHG Healthcare Services, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/29/2028	7.885%	977,525	971,005

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	31

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Element Materials Technology Group US Holdings, Inc.(b),(o)
Tranche B 1st Lien Delayed Draw Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	8.930%	225,092	222,982
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/22/2029	8.930%	487,698	483,129
Envision Healthcare Corp.(b),(o)
Term Loan
1-month Term SOFR + 3.750% 03/31/2027	8.330%	315,126	56,723
1-month Term SOFR + 4.250% 03/31/2027	8.830%	670,098	259,248
1-month Term SOFR + 7.875% 03/31/2027	12.605%	113,491	99,985
ICON PLC(b),(o)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	1,479,078	1,476,682
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	368,513	367,916
Medline Borrower LP(b),(o)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	7.885%	1,906,911	1,836,984
Phoenix Guarantor, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.250% 03/05/2026	7.885%	954,843	935,154
Pluto Acquisition I, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.000% 06/22/2026	8.953%	926,360	648,452
Surgery Center Holdings, Inc.(b),(i),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 08/31/2026	8.360%	1,000,000	991,810
Total			8,350,070
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Independent Energy 0.1%
Hamilton Projects Acquiror LLC(b),(o)
Term Loan
1-month USD LIBOR + 4.500% Floor 1.000% 06/17/2027	9.230%	1,118,317	1,113,430
Oryx Midstream Services Permian Basin LLC(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 10/05/2028	7.932%	1,122,060	1,114,576
Parkway Generation LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	9.902%	2,355,858	2,326,410
Tranche C Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 02/18/2029	9.902%	309,020	305,061
Total			4,859,477
Leisure 0.3%
Alterra Mountain Co.(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 08/17/2028	8.135%	1,889,786	1,882,700
Carnival Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 10/18/2028	7.885%	1,374,409	1,331,459
Crown Finance US, Inc.(b),(o),(p)
Debtor in Possession Term Loan
1-month Term SOFR + 10.000% Floor 1.000% 09/07/2023	14.664%	940,794	957,493
Crown Finance US, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 02/28/2025	4.000%	1,919,036	291,463

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Formula One Management Ltd.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/15/2030	7.868%	409,923	410,640
Life Time, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 12/16/2024	9.385%	1,170,727	1,168,971
NAI Entertainment Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% Floor 1.000% 05/08/2025	7.140%	2,019,184	1,890,461
UFC Holdings LLC(b),(o)
Tranche B3 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 04/29/2026	7.570%	2,647,726	2,636,685
William Morris Endeavor Entertainment LLC(b),(o)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	7.390%	1,336,514	1,328,642
Total			11,898,514
Lodging 0.1%
Four Seasons Holdings, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/30/2029	7.968%	514,864	516,579
Hilton Grand Vacations Borrower LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 08/02/2028	7.635%	2,233,916	2,228,331
Playa Hotels & Resorts(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.250% 01/05/2029	8.814%	1,277,159	1,272,906
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Travel + Leisure Co.(b),(o)
Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/14/2029	8.608%	741,237	738,457
Total			4,756,273
Media and Entertainment 0.6%
AppLovin Corp.(b),(o)
Term Loan
1-month Term SOFR + 3.100% Floor 0.500% 10/25/2028	7.693%	1,608,317	1,590,223
Cengage Learning, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.750% Floor 1.000% 07/14/2026	9.880%	1,958,184	1,846,920
Clear Channel Outdoor Holdings, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 3.500% 08/21/2026	8.325%	942,237	891,196
CMG Media Corp.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% 12/17/2026	8.230%	1,074,170	1,007,571
Creative Artists Agency(b),(i),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% 10/26/2028	8.064%	1,968,773	1,962,630
Cumulus Media New Holdings, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.750% Floor 1.000% 03/31/2026	8.575%	1,418,469	1,347,248
Diamond Sports Group LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 05/25/2026	12.775%	959,361	893,808
2nd Lien Term Loan
1-month Term SOFR + 3.250% 08/24/2026	8.025%	1,693,519	191,842

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	33

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Dotdash Meredith, Inc.(b),(d),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/01/2028	8.668%	1,878,651	1,653,213
E.W. Scripps Co. (The)(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 2.563% 05/01/2026	7.197%	2,928,163	2,883,186
Emerald Expositions Holding, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 05/22/2024	7.135%	1,311,178	1,289,321
Entravision Communications Corp.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.750% 11/29/2024	7.385%	468,177	466,131
Gray Television, Inc.(b),(o)
Tranche C Term Loan
3-month USD LIBOR + 2.500% 01/02/2026	7.066%	1,701,415	1,677,306
iHeartCommunications, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 05/01/2026	7.635%	1,108,872	1,072,833
Indy US Bidco LLC(b),(o)
Term Loan
1-month USD LIBOR + 3.750% 03/06/2028	8.385%	1,985,930	1,692,390
Lions Gate Capital Holdings LLC(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.250% 03/24/2025	6.885%	1,473,992	1,458,028
Nexstar Media, Inc.(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 2.500% 09/18/2026	7.135%	1,099,833	1,096,688
Playtika Holding Corp.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 2.750% 03/13/2028	7.385%	2,606,419	2,576,680
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pug LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 02/12/2027	8.135%	1,112,626	876,193
Sinclair Television Group, Inc.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 3.000% 04/01/2028	7.640%	1,234,169	1,186,654
Univision Communications, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.750% 03/15/2026	7.885%	985,000	976,933
1-month USD LIBOR + 3.250% Floor 0.750% 01/31/2029	7.885%	1,240,625	1,222,016
1-month Term SOFR + 4.250% Floor 0.500% 06/24/2029	8.830%	199,000	198,586
Total			30,057,596
Midstream 0.2%
AL GCX Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 05/17/2029	8.525%	1,149,248	1,147,811
CQP Holdco LP(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/05/2028	8.230%	1,371,557	1,368,279
GIP III Stetson I LP(b),(o)
Term Loan
3-month USD LIBOR + 4.250% 07/18/2025	8.885%	1,374,285	1,370,423
ITT Holdings LLC(b),(d),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/10/2028	7.482%	1,546,823	1,535,222

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Traverse Midstream Partners LLC(b),(i),(o)
Term Loan
3-month Term SOFR + 3.750% 02/16/2028	8.950%	1,721,163	1,703,952
Total			7,125,687
Oil Field Services 0.0%
Lealand Finance Co. BV(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 06/28/2024	7.635%	8,649	5,103
3-month USD LIBOR + 1.000% 06/30/2025	5.635%	116,193	74,557
MRC Global, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.000% 09/20/2024	7.635%	1,028,131	1,016,308
Total			1,095,968
Other Financial Institutions 0.1%
FinCo I LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.500% 06/27/2025	7.135%	943,475	943,475
Freeport LNG Investments LLP(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/21/2028	8.308%	1,467,539	1,431,540
IGT Holding IV AB(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.400% Floor 0.500% 03/31/2028	8.130%	1,829,038	1,804,657
Trans Union LLC(b),(o)
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	6.885%	1,207,714	1,199,755
Total			5,379,427
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 0.1%
APi Group, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 2.500% 10/01/2026	7.135%	1,083,625	1,082,000
Hillman Group, Inc. (The)(b),(i),(o),(q)
Delayed Draw Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	3.117%	421,519	416,908
Hillman Group, Inc. (The)(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/14/2028	7.385%	1,739,583	1,720,552
Vericast Corp.(b),(o)
Term Loan
1-month Term SOFR + 7.750% Floor 1.000% 06/16/2026	12.330%	461,257	360,933
WireCo WorldGroup, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 4.250% Floor 0.500% 11/13/2028	8.875%	1,240,653	1,234,710
Total			4,815,103
Packaging 0.1%
Anchor Glass Container Corp.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 12/07/2023	7.560%	792,098	562,588
Charter Next Generation, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 12/01/2027	8.482%	2,156,985	2,119,583
Graham Packaging Co., Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 08/04/2027	7.635%	388,272	385,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	35

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Pactiv Evergreen, Inc.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 09/24/2028	7.885%	1,155,869	1,149,373
Tosca Services LLC(b),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.750% 08/18/2027	8.232%	980,000	766,360
Twist Beauty International Holdings S.A.(b),(o)
Tranche B2 Term Loan
3-month USD LIBOR + 2.750% Floor 1.000% 04/20/2024	7.480%	186,353	177,035
Total			5,160,784
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	6.316%	1,140,741	1,116,295
Jazz Pharmaceuticals PLC(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	8.135%	1,684,273	1,680,972
Organon & Co.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	7.750%	1,580,675	1,560,917
Sunshine Luxembourg VII SARL(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 10/01/2026	8.480%	2,119,481	2,058,842
Total			6,417,026
Property & Casualty 0.2%
Asurion LLC(b),(o)
Tranche B4 2nd Lien Term Loan
1-month USD LIBOR + 5.250% 01/20/2029	9.885%	1,644,019	1,399,060
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	7.635%	627,955	625,375
Tranche B8 Term Loan
1-month USD LIBOR + 3.250% 12/23/2026	7.885%	825,806	784,813
Hub International Ltd.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.750% 04/25/2025	7.817%	2,453,767	2,445,670
Sedgwick Claims Management Services, Inc.(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 12/31/2025	5.686%	929,852	927,527
Sedgwick Claims Management Services, Inc.(b),(i),(o)
Tranche B Term Loan
1-month Term SOFR + 3.750% 02/17/2028	8.597%	1,279,463	1,263,469
USI, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.250% 12/02/2026	7.980%	977,362	975,056
1-month Term SOFR + 3.750% Floor 0.500% 11/22/2029	8.330%	1,698,913	1,693,952
Total			10,114,922
Restaurants 0.1%
1011778 BC ULC(b),(o)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	6.385%	2,594,668	2,569,188
Carrols Restaurant Group, Inc.(b),(i),(o)
Term Loan
1-month Term SOFR + 3.250% 04/30/2026	7.968%	1,095,601	1,004,535
IRB Holding Corp.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 12/15/2027	7.687%	842,143	830,563

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IRB Holding Corp. (b),(i),(o)
Tranche B3 Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 12/15/2027	7.567%	326,522	322,033
Whatabrands LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/03/2028	7.885%	2,186,149	2,150,012
Total			6,876,331
Retailers 0.2%
Great Outdoors Group LLC(b),(o)
Tranche B2 Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/06/2028	8.385%	2,813,694	2,768,844
Harbor Freight Tools USA, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 10/19/2027	7.385%	1,436,558	1,388,894
PetSmart LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	8.468%	2,947,557	2,937,122
Total			7,094,860
Technology 1.8%
Ascend Learning LLC(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/11/2028	8.218%	1,898,012	1,779,121
2nd Lien Term Loan
1-month USD LIBOR + 5.750% Floor 0.500% 12/10/2029	10.385%	1,753,172	1,519,789
athenahealth Group, Inc.(b),(i),(o),(q)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	232,097	214,110
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
athenahealth Group, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	8.061%	1,894,070	1,747,280
Atlas CC Acquisition Corp.(b),(o)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.402%	2,128,155	1,857,581
Tranche C 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 05/25/2028	9.140%	432,845	377,813
Avaya, Inc.(b),(i),(o),(p)
Debtor In Possession Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 08/15/2023	10.050%	848,703	874,164
Avaya, Inc.(l),(o)
Tranche B1 Term Loan
12/15/2027	0.000%	1,843,084	463,536
Tranche B2 Term Loan
12/15/2027	0.000%	1,511,557	376,000
Camelot U.S. Acquisition 1 Co.(b),(o)
Term Loan
1-month USD LIBOR + 3.000% 10/30/2026	7.635%	1,189,079	1,183,383
1-month USD LIBOR + 3.000% Floor 1.000% 10/30/2026	7.635%	920,981	917,141
Central Parent, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	9.080%	1,979,059	1,971,439
Cloud Software Group, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 03/30/2029	9.180%	976,520	904,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	37

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cloudera, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/08/2028	8.385%	1,555,568	1,482,160
Coherent Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	7.385%	950,281	944,342
CoreLogic, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/02/2028	8.188%	1,967,556	1,681,769
Cornerstone OnDemand, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/16/2028	8.385%	1,497,699	1,378,632
Cyxtera DC Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.000% Floor 1.000% 05/01/2024	7.820%	931,223	826,069
Dawn Acquisition LLC(b),(o)
Term Loan
3-month USD LIBOR + 3.750% 12/31/2025	8.480%	2,789,352	1,732,550
DCert Buyer, Inc.(b),(o)
1st Lien Term Loan
3-month Term SOFR + 5.000% 10/16/2026	8.696%	2,569,383	2,528,273
Dun & Bradstreet Corp. (The)(b),(o)
Term Loan
3-month USD LIBOR + 3.250% 02/06/2026	7.867%	1,939,361	1,933,465
Tranche B2 Term Loan
1-month Term SOFR + 3.250% 01/18/2029	7.855%	492,452	489,498
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Endurance International Group Holdings, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.750% 02/10/2028	8.072%	1,610,336	1,488,756
Entegris, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.000% 07/06/2029	7.588%	558,131	558,711
Everi Holdings, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 2.500% 08/03/2028	7.135%	1,845,620	1,836,133
Gen Digital, Inc.(b),(o)
Tranche B Term Loan
SOFR + 2.000% Floor 0.500% 09/12/2029	6.718%	1,729,554	1,709,785
GoTo Group, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.750% 08/31/2027	9.385%	2,444,982	1,332,980
Idemia Group SAS(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 4.500% Floor 0.750% 01/10/2026	9.230%	1,767,500	1,743,197
Idera, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 03/02/2028	8.510%	1,215,270	1,170,961
Informatica LLC(b),(o)
Term Loan
1-month USD LIBOR + 2.750% 10/27/2028	7.438%	2,257,958	2,251,184
Ingram Micro, Inc.(b),(o)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	8.230%	1,770,049	1,758,987

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
ION Trading Finance Ltd.(b),(i),(o)
Term Loan
1-month USD LIBOR + 4.750% 04/01/2028	9.480%	1,274,498	1,192,191
Loyalty Ventures, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 11/03/2027	11.250%	1,701,275	510,382
Lummus Technology Holdings V LLC(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% Floor 1.000% 06/30/2027	8.135%	1,867,186	1,825,175
McAfee Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/01/2029	8.418%	1,792,842	1,678,548
Misys Ltd.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.500% Floor 1.000% 06/13/2024	8.325%	2,067,187	1,945,740
Mitchell International, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 10/15/2028	8.341%	1,147,425	1,085,751
Mitnick Corporate Purchaser, Inc.(b),(o)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 05/02/2029	9.526%	790,101	756,917
MKS Instruments, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 08/17/2029	7.411%	1,175,851	1,165,809
Monotype Imaging Holdings, Inc.(b),(d),(o)
1st Lien Term Loan
3-month USD LIBOR + 5.000% Floor 0.750% 10/09/2026	9.680%	1,425,703	1,411,446
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Natel Engineering Co., Inc.(b),(o)
Term Loan
3-month USD LIBOR + 6.250% Floor 1.000% 04/30/2026	10.420%	2,461,311	2,184,413
NCR Corp.(b),(o)
Term Loan
1-month USD LIBOR + 2.500% 08/28/2026	7.330%	1,452,018	1,438,108
Nielseniq(b),(i),(o)
Tranche B2 Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	10.818%	100,429	89,884
Nielseniq (b),(i),(o)
Tranche B2 Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	10.818%	207,200	185,444
Open Text Corp.(b),(i),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 08/27/2029	8.218%	1,383,490	1,380,682
Peraton Corp.(b),(o)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	8.385%	1,600,340	1,583,088
Presidio Holdings, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.500% 01/22/2027	8.322%	1,711,757	1,703,918
Proofpoint, Inc.(b),(o)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	8.203%	1,980,000	1,921,709
Rackspace Technology Global, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 02/15/2028	7.595%	1,218,201	763,032

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	39

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Riverbed Technology LLC(b),(o)
Term Loan
1-month USD LIBOR + 6.000% Floor 1.000% 12/07/2026	10.840%	1,646,399	558,409
Sabre GLBL, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 06/30/2028	8.968%	215,004	195,832
Tranche B1 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.135%	628,144	565,725
Tranche B2 Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 12/17/2027	8.135%	1,001,298	901,799
Sitel Group(b),(o)
Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 08/28/2028	8.390%	280,421	279,282
Sophia LP(b),(o)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 10/07/2027	8.230%	2,156,206	2,120,715
Sovos Compliance LLC(b),(i),(o)
1st Lien Term Loan
1-month USD LIBOR + 4.500% Floor 0.500% 08/11/2028	9.135%	1,794,803	1,698,179
SS&C Technologies Holdings, Inc.(b),(o)
Tranche B3 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	6.385%	162,884	162,511
Tranche B4 Term Loan
1-month USD LIBOR + 1.750% 04/16/2025	6.385%	144,443	144,112
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 04/16/2025	6.385%	1,324,831	1,322,075
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Tempo Acquisition LLC(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 08/31/2028	7.618%	2,623,558	2,618,652
TTM Technologies, Inc.(b),(o)
Tranche B Term Loan
3-month USD LIBOR + 2.500% 09/28/2024	7.075%	832,820	829,438
UKG, Inc.(b),(o)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 05/04/2026	8.575%	1,935,000	1,907,194
1-month USD LIBOR + 3.250% Floor 0.500% 05/04/2026	8.032%	962,787	942,569
2nd Lien Term Loan
1-month USD LIBOR + 5.250% Floor 0.500% 05/03/2027	10.032%	1,147,411	1,113,941
Veritas US, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 5.000% Floor 1.000% 09/01/2025	9.730%	1,300,649	1,014,506
Verscend Holdings Corp.(b),(o)
Tranche B1 Term Loan
1-month USD LIBOR + 4.000% 08/27/2025	8.635%	2,467,414	2,461,690
Virtusa Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/15/2029	8.468%	1,708,649	1,696,689
Xperi Holding Corp.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.500% 06/08/2028	8.135%	2,131,680	2,097,701
Total			86,486,469

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.0%
First Student Bidco, Inc.(b),(o)
Tranche B Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	7.726%	903,056	860,802
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	8.680%	757,562	737,206
Tranche C Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 07/21/2028	7.726%	336,710	320,955
1-month Term SOFR + 4.000% Floor 0.500% 07/21/2028	8.680%	52,608	51,195
Total			1,970,158
Wireless 0.1%
Numericable US LLC(b),(o)
Tranche B11 Term Loan
3-month USD LIBOR + 2.750% 07/31/2025	7.575%	1,903,762	1,876,405
SBA Senior Finance II LLC(b),(o)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	6.410%	1,415,764	1,412,819
Total			3,289,224
Total Senior Loans (Cost $363,168,544)			340,983,858

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.
10/20/2026	1.140%	2,000,000	1,755,599
11/30/2026	1.540%	2,500,000	2,214,145
Total U.S. Government & Agency Obligations (Cost $4,500,000)			3,969,744

Warrants 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Diversified Telecommunication Services 0.0%
Windstream Corp.(g)	11,272	133,387
Entertainment 0.0%
Cineworld Group PLC(g)	281,073	9,298
Total Communication Services		142,685
Total Warrants (Cost $117,963)		142,685

Options Purchased Calls 0.1%
Value ($)
(Cost $50,290,950)	7,084,193

Money Market Funds 6.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(r),(s)	312,023,485	311,898,675
Total Money Market Funds (Cost $311,869,552)		311,898,675
Total Investments in Securities (Cost: $6,602,432,902)		6,037,833,834
Other Assets & Liabilities, Net		(1,147,898,772)
Net Assets		4,889,935,062

At February 28, 2023, securities and/or cash totaling $99,167,998 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
36,250,000,000 COP	7,547,366 USD	HSBC	03/16/2023	109,555	—
500,000 EUR	537,230 USD	HSBC	03/28/2023	7,500	—
208,300,000 ZAR	11,598,180 USD	HSBC	03/28/2023	282,776	—
49,852,000 EUR	53,561,487 USD	UBS	03/28/2023	745,321	—
Total				1,145,152	—

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	41

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	790	06/2023	USD	98,922,813	—	(319,826)
U.S. Treasury 10-Year Note	524	06/2023	USD	58,507,875	51,925	—
U.S. Treasury 5-Year Note	1,405	06/2023	USD	150,411,837	—	(178,754)
Total					51,925	(498,580)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(2,330)	03/2023	EUR	(268,369,400)	7,151,233	—
Euro-Bund	(545)	03/2023	EUR	(72,435,950)	4,829,301	—
Japanese 10-Year Government Bond	(337)	03/2023	JPY	(49,421,050,000)	3,059,040	—
U.S. Treasury 2-Year Note	(3,684)	06/2023	USD	(750,528,654)	1,631,990	—
U.S. Treasury Ultra Bond	(302)	06/2023	USD	(40,788,875)	67,623	—
Total					16,739,187	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	160,690,000	160,690,000	2.25	04/27/2023	3,856,560	7,103
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	321,500,000	321,500,000	2.50	05/12/2023	9,612,850	109,953
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	216,840,000	216,840,000	2.25	05/26/2023	4,445,220	46,317
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	323,100,000	323,100,000	2.75	06/26/2023	10,492,673	749,075
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	232,880,000	232,880,000	3.30	11/14/2023	7,452,160	4,964,489
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	321,500,000	321,500,000	2.50	05/12/2023	9,918,275	109,953
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	303,920,000	303,920,000	3.20	07/11/2023	4,513,212	1,097,303
Total							50,290,950	7,084,193

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	(158,400,000)	(158,400,000)	3.55	05/15/2023	(1,900,800)	(3,266,572)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	(301,720,000)	(301,720,000)	3.95	05/16/2023	(2,323,244)	(3,087,772)
Total							(4,224,044)	(6,354,344)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.230%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/09/2026	MXN	580,000,000	(3,080,856)	—	—	—	(3,080,856)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	211,000,000	(1,182,117)	—	—	—	(1,182,117)
3-Month USD LIBOR	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	53,500,000	16,963,067	—	—	16,963,067	—
Total							12,700,094	—	—	16,963,067	(4,262,973)

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	4,400,000	759,688	(1,467)	672,810	—	85,411	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,400,000	759,687	(1,467)	148,749	—	609,471	—
Total							1,519,375	(2,934)	821,559	—	694,882	—

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	USD	500,584,000	(25,354,104)	—	—	—	(25,354,104)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	10.437	USD	11,500,000	(2,382,655)	3,833	—	(2,497,908)	119,086	—
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	10.437	USD	18,000,000	(3,729,375)	6,000	—	(2,145,157)	—	(1,578,218)
Markit CMBX North America Index, Series 10 BBB-	Goldman Sachs International	11/17/2059	3.000	Monthly	10.437	USD	7,000,000	(1,450,312)	2,333	—	(785,385)	—	(662,594)
Markit CMBX North America Index, Series 13 BBB-	Goldman Sachs International	12/16/2072	3.000	Monthly	8.125	USD	11,100,000	(2,563,406)	3,700	—	(2,160,074)	—	(399,632)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	10.437	USD	9,500,000	(1,968,281)	3,167	—	(2,043,485)	78,371	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	10.437	USD	9,500,000	(1,968,282)	3,167	—	(1,582,953)	—	(382,162)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	10.437	USD	7,500,000	(1,553,907)	2,500	—	(1,164,521)	—	(386,886)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	10.437	USD	10,000,000	(2,071,875)	3,333	—	(1,604,513)	—	(464,029)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	10.437	USD	12,000,000	(2,486,250)	4,000	—	(2,336,105)	—	(146,145)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	43

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Credit default swap contracts - sell protection (continued)
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	10.437	USD	15,000,000	(3,107,813)	5,000	—	(2,406,770)	—	(696,043)
Markit CMBX North America Index, Series 12 BBB-	Morgan Stanley	08/17/2061	3.000	Monthly	8.292	USD	18,500,000	(3,838,750)	6,167	—	(3,688,628)	—	(143,955)
Total								(27,120,906)	43,200	—	(22,415,499)	197,457	(4,859,664)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	11.274%
3-Month USD LIBOR	London Interbank Offered Rate	4.971%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $2,549,078,703, which represents 52.13% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 28, 2023.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $83,986,690, which represents 1.72% of total net assets.
(d)	Valuation based on significant unobservable inputs.
(e)	Represents a security purchased on a when-issued basis.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2023.
(g)	Non-income producing investment.
(h)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(i)	Represents a security purchased on a forward commitment basis.
(j)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2023.
(l)	Represents a security in default.
(m)	Principal and interest may not be guaranteed by a governmental entity.
(n)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(o)	The stated interest rate represents the weighted average interest rate at February 28, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(p)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
(q)	At February 28, 2023, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 3.500%	232,097
Hillman Group, Inc. (The) Delayed Draw Term Loan 07/14/2028 3.117%	388,186

(r)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(s)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	336,082,546	869,718,078	(893,895,843)	(6,106)	311,898,675	23,481	4,142,149	312,023,485
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	45

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	139,499,637	20,785,574	160,285,211
Commercial Mortgage-Backed Securities - Non-Agency	—	188,830,170	—	188,830,170
Common Stocks
Communication Services	87,084	—	—	87,084
Consumer Discretionary	—	—	462	462
Energy	—	1,023,476	15,297	1,038,773
Industrials	—	178,943	—	178,943
Information Technology	—	—	3,394	3,394
Total Common Stocks	87,084	1,202,419	19,153	1,308,656
Convertible Bonds	—	6,050,811	—	6,050,811
Convertible Preferred Stocks
Information Technology	—	—	3,622	3,622
Total Convertible Preferred Stocks	—	—	3,622	3,622
Corporate Bonds & Notes	—	2,105,872,852	—	2,105,872,852
Foreign Government Obligations	—	355,600,241	—	355,600,241
Residential Mortgage-Backed Securities - Agency	—	1,607,049,356	—	1,607,049,356
Residential Mortgage-Backed Securities - Non-Agency	—	841,582,818	107,170,942	948,753,760
Senior Loans	—	335,044,814	5,939,044	340,983,858
U.S. Government & Agency Obligations	—	3,969,744	—	3,969,744
Warrants
Communication Services	—	142,685	—	142,685
Total Warrants	—	142,685	—	142,685
Options Purchased Calls	—	7,084,193	—	7,084,193
Money Market Funds	311,898,675	—	—	311,898,675
Total Investments in Securities	311,985,759	5,591,929,740	133,918,335	6,037,833,834
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,145,152	—	1,145,152
Futures Contracts	16,791,112	—	—	16,791,112
Swap Contracts	—	17,855,406	—	17,855,406
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Strategic Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Liability
Futures Contracts	(498,580)	—	—	(498,580)
Options Contracts Written	—	(6,354,344)	—	(6,354,344)
Swap Contracts	—	(34,476,741)	—	(34,476,741)
Total	328,278,291	5,570,099,213	133,918,335	6,032,295,839
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 08/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 02/28/2023 ($)
Asset-Backed Securities — Non-Agency	25,190,027	—	174	36,738	20,293,358	(10,799,762)	—	(13,934,961)	20,785,574
Common Stocks	20,852	—	26,734	(36,592)	—	(26,735)	34,894	—	19,153
Convertible Preferred Stocks	—	—	—	(67,398)	—	—	71,020	—	3,622
Foreign Government Obligations	3,409,784	353,080	(7,083,470)	7,652,936	—	(4,332,330)	—	—	—
Residential Mortgage-Backed Securities — Non-Agency	130,050,179	5,321	—	(1,780,023)	21,943,438	(43,047,973)	—	—	107,170,942
Senior Loans	9,641,379	6,194	(326,846)	202,721	—	(2,601,159)	6,152,608	(7,135,853)	5,939,044
Warrants	83,965	—	—	119,950	—	(203,915)	—	—	—
Total	168,396,186	364,595	(7,383,408)	6,128,332	42,236,796	(61,011,874)	6,258,522	(21,070,814)	133,918,335
(a) Change in unrealized appreciation (depreciation) relating to securities held at February 28, 2023 was $(1,882,023), which is comprised of Asset-Backed Securities - Non-Agency of $(17,028), Common Stocks of $(36,592), Convertible Preferred Stocks of $(67,398), Residential Mortgage-Backed Securities — Non-Agency of $(1,780,023) and Senior Loans of $19,018.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks, residential mortgage backed securities, asset backed securities, convertible preferred stocks and senior loans classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, single market quotations from broker dealers and the estimates of future distributions from the company. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable, and observable market data to value these assets as of period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	47

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,240,272,400)	$5,718,850,966
Affiliated issuers (cost $311,869,552)	311,898,675
Options purchased (cost $50,290,950)	7,084,193
Cash	1,422,781
Foreign currency (cost $9,953,236)	9,873,459
Cash collateral held at broker for:
Swap contracts	15,409,000
TBA	21,372,000
Other(a)	12,238,000
Margin deposits on:
Futures contracts	14,812,283
Swap contracts	35,336,715
Unrealized appreciation on forward foreign currency exchange contracts	1,145,152
Unrealized appreciation on swap contracts	892,339
Upfront payments on swap contracts	821,559
Receivable for:
Investments sold	3,916,326
Investments sold on a delayed delivery basis	36,409,425
Capital shares sold	5,429,065
Dividends	904,916
Interest	46,227,522
Foreign tax reclaims	50,632
Variation margin for futures contracts	1,392,172
Variation margin for swap contracts	314,385
Prepaid expenses	43,063
Trustees’ deferred compensation plan	370,110
Other assets	13,396
Total assets	6,246,228,134
Liabilities
Option contracts written, at value (premiums received $4,224,044)	6,354,344
Unrealized depreciation on swap contracts	4,859,664
Upfront receipts on swap contracts	22,415,499
Payable for:
Investments purchased	8,530,593
Investments purchased on a delayed delivery basis	1,305,996,048
Capital shares purchased	6,299,570
Variation margin for futures contracts	555,311
Variation margin for swap contracts	66,049
Management services fees	74,692
Distribution and/or service fees	11,671
Transfer agent fees	425,375
Compensation of board members	121,478
Compensation of chief compliance officer	497
Other expenses	212,171
Trustees’ deferred compensation plan	370,110
Total liabilities	1,356,293,072
Net assets applicable to outstanding capital stock	$4,889,935,062
Represented by
Paid in capital	5,803,579,993
Total distributable earnings (loss)	(913,644,931)
Total - representing net assets applicable to outstanding capital stock	$4,889,935,062
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Strategic Income Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$943,224,278
Shares outstanding	44,664,067
Net asset value per share	$21.12
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$22.17
Advisor Class
Net assets	$237,301,585
Shares outstanding	11,478,061
Net asset value per share	$20.67
Class C
Net assets	$183,821,196
Shares outstanding	8,707,114
Net asset value per share	$21.11
Institutional Class
Net assets	$2,750,478,186
Shares outstanding	132,854,713
Net asset value per share	$20.70
Institutional 2 Class
Net assets	$347,563,167
Shares outstanding	16,773,852
Net asset value per share	$20.72
Institutional 3 Class
Net assets	$414,948,339
Shares outstanding	20,109,750
Net asset value per share	$20.63
Class R
Net assets	$12,598,311
Shares outstanding	591,970
Net asset value per share	$21.28

(a)	Includes collateral related to options contracts written and swap contracts.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	49

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,526
Dividends — affiliated issuers	4,142,149
Interest	136,925,338
Interfund lending	1,845
Foreign taxes withheld	(13,198)
Total income	141,059,660
Expenses:
Management services fees	13,997,614
Distribution and/or service fees
Class A	1,192,621
Class C	963,066
Class R	30,809
Transfer agent fees
Class A	474,217
Advisor Class	126,036
Class C	95,740
Institutional Class	1,406,633
Institutional 2 Class	102,738
Institutional 3 Class	18,066
Class R	6,129
Compensation of board members	51,047
Custodian fees	108,387
Printing and postage fees	163,299
Registration fees	119,927
Audit fees	25,996
Legal fees	41,952
Interest on collateral	306,873
Compensation of chief compliance officer	497
Other	45,754
Total expenses	19,277,401
Expense reduction	(3,103)
Total net expenses	19,274,298
Net investment income	121,785,362
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(152,980,392)
Investments — affiliated issuers	23,481
Foreign currency translations	(2,698,144)
Forward foreign currency exchange contracts	(3,465,933)
Futures contracts	(3,543,467)
Options purchased	(5,942,060)
Options contracts written	10,849,025
Swap contracts	7,221,659
Net realized loss	(150,535,831)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,913,401
Investments — affiliated issuers	(6,106)
Foreign currency translations	(47,061)
Forward foreign currency exchange contracts	1,288,130
Futures contracts	9,014,640
Options purchased	(30,238,926)
Options contracts written	(2,130,300)
Swap contracts	(56,702,189)
Net change in unrealized appreciation (depreciation)	(42,908,411)
Net realized and unrealized loss	(193,444,242)
Net decrease in net assets resulting from operations	$(71,658,880)
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Strategic Income Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$121,785,362	$226,062,515
Net realized loss	(150,535,831)	(192,292,349)
Net change in unrealized appreciation (depreciation)	(42,908,411)	(701,091,736)
Net decrease in net assets resulting from operations	(71,658,880)	(667,321,570)
Distributions to shareholders
Net investment income and net realized gains
Class A	(22,496,357)	(47,487,869)
Advisor Class	(6,372,305)	(15,554,372)
Class C	(3,819,293)	(8,968,170)
Institutional Class	(71,154,421)	(169,394,995)
Institutional 2 Class	(9,275,262)	(22,844,906)
Institutional 3 Class	(10,817,207)	(23,213,250)
Class R	(274,693)	(621,845)
Total distributions to shareholders	(124,209,538)	(288,085,407)
Decrease in net assets from capital stock activity	(599,442,437)	(18,610,193)
Total decrease in net assets	(795,310,855)	(974,017,170)
Net assets at beginning of period	5,685,245,917	6,659,263,087
Net assets at end of period	$4,889,935,062	$5,685,245,917
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	51

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,205,883	67,922,496	6,104,860	144,592,287
Fund reorganization	—	—	2,720,908	66,623,684
Distributions reinvested	995,793	20,986,295	1,888,726	44,513,990
Redemptions	(6,977,814)	(146,319,841)	(10,572,480)	(246,319,310)
Net increase (decrease)	(2,776,138)	(57,411,050)	142,014	9,410,651
Advisor Class
Subscriptions	1,045,594	21,814,055	5,007,338	117,004,721
Fund reorganization	—	—	1,900,358	45,591,874
Distributions reinvested	307,632	6,344,593	671,814	15,512,875
Redemptions	(3,823,947)	(78,626,356)	(8,659,199)	(198,789,671)
Net decrease	(2,470,721)	(50,467,708)	(1,079,689)	(20,680,201)
Class C
Subscriptions	618,315	13,129,448	1,530,437	36,814,745
Distributions reinvested	166,009	3,498,521	345,221	8,170,975
Redemptions	(1,913,117)	(40,365,889)	(3,341,253)	(77,668,623)
Net decrease	(1,128,793)	(23,737,920)	(1,465,595)	(32,682,903)
Institutional Class
Subscriptions	29,085,292	603,517,536	56,071,862	1,303,611,260
Distributions reinvested	2,953,682	61,017,340	6,175,424	142,981,414
Redemptions	(50,069,233)	(1,033,957,863)	(69,146,186)	(1,570,804,397)
Net decrease	(18,030,259)	(369,422,987)	(6,898,900)	(124,211,723)
Institutional 2 Class
Subscriptions	2,818,759	58,366,040	11,818,805	277,874,908
Distributions reinvested	445,627	9,213,020	980,927	22,684,813
Redemptions	(5,784,894)	(120,047,386)	(12,718,682)	(286,111,305)
Net increase (decrease)	(2,520,508)	(52,468,326)	81,050	14,448,416
Institutional 3 Class
Subscriptions	3,268,950	67,426,219	12,181,340	287,282,196
Distributions reinvested	276,809	5,699,120	601,991	13,870,044
Redemptions	(5,810,269)	(119,377,377)	(7,294,797)	(164,066,674)
Net increase (decrease)	(2,264,510)	(46,252,038)	5,488,534	137,085,566
Class R
Subscriptions	69,669	1,475,051	173,196	4,209,736
Distributions reinvested	12,878	273,641	25,880	617,786
Redemptions	(67,085)	(1,431,100)	(289,197)	(6,807,521)
Net increase (decrease)	15,462	317,592	(90,121)	(1,979,999)
Total net decrease	(29,175,467)	(599,442,437)	(3,822,707)	(18,610,193)
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Strategic Income Fund | Semiannual Report 2023

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Columbia Strategic Income Fund | Semiannual Report 2023	53

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$21.84	0.49	(0.71)	(0.22)	(0.50)	—	(0.50)
Year Ended 8/31/2022	$25.20	0.78	(3.15)	(2.37)	(0.71)	(0.28)	(0.99)
Year Ended 8/31/2021(f)	$24.32	0.79	0.86	1.65	(0.77)	—	(0.77)
Year Ended 8/31/2020(f)	$24.06	0.84	0.26	1.10	(0.84)	—	(0.84)
Year Ended 8/31/2019(f)	$23.57	1.00	0.57	1.57	(0.92)	(0.16)	(1.08)
Year Ended 8/31/2018(f)	$24.35	0.96	(0.70)	0.26	(0.80)	(0.24)	(1.04)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$21.39	0.51	(0.71)	(0.20)	(0.52)	—	(0.52)
Year Ended 8/31/2022	$24.70	0.82	(3.08)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021(f)	$23.85	0.83	0.85	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(f)	$23.62	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019(f)	$23.16	1.04	0.54	1.58	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018(f)	$23.95	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$21.83	0.41	(0.71)	(0.30)	(0.42)	—	(0.42)
Year Ended 8/31/2022	$25.19	0.60	(3.15)	(2.55)	(0.53)	(0.28)	(0.81)
Year Ended 8/31/2021(f)	$24.31	0.60	0.86	1.46	(0.58)	—	(0.58)
Year Ended 8/31/2020(f)	$24.06	0.64	0.29	0.93	(0.68)	—	(0.68)
Year Ended 8/31/2019(f)	$23.57	0.80	0.57	1.37	(0.72)	(0.16)	(0.88)
Year Ended 8/31/2018(f)	$24.36	0.76	(0.67)	0.09	(0.64)	(0.24)	(0.88)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$21.42	0.51	(0.71)	(0.20)	(0.52)	—	(0.52)
Year Ended 8/31/2022	$24.73	0.82	(3.09)	(2.27)	(0.76)	(0.28)	(1.04)
Year Ended 8/31/2021(f)	$23.88	0.84	0.84	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(f)	$23.65	0.88	0.23	1.11	(0.88)	—	(0.88)
Year Ended 8/31/2019(f)	$23.18	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018(f)	$23.97	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.44	0.51	(0.70)	(0.19)	(0.53)	—	(0.53)
Year Ended 8/31/2022	$24.75	0.83	(3.09)	(2.26)	(0.77)	(0.28)	(1.05)
Year Ended 8/31/2021(f)	$23.90	0.85	0.83	1.68	(0.83)	—	(0.83)
Year Ended 8/31/2020(f)	$23.66	0.88	0.28	1.16	(0.92)	—	(0.92)
Year Ended 8/31/2019(f)	$23.19	1.04	0.55	1.59	(0.96)	(0.16)	(1.12)
Year Ended 8/31/2018(f)	$23.98	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Strategic Income Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$21.12	(0.99%)	0.94%(c),(d)	0.94%(c),(d),(e)	4.67%(c)	150%	$943,224
Year Ended 8/31/2022	$21.84	(9.64%)	0.92%(d)	0.92%(d),(e)	3.30%	136%	$1,036,081
Year Ended 8/31/2021(f)	$25.20	6.84%	0.92%(d)	0.92%(d),(e)	3.17%	126%	$1,191,823
Year Ended 8/31/2020(f)	$24.32	4.84%	0.93%(d)	0.93%(d),(e)	3.51%	173%	$1,101,890
Year Ended 8/31/2019(f)	$24.06	6.75%	0.95%(d)	0.95%(d)	4.20%	179%	$1,101,847
Year Ended 8/31/2018(f)	$23.57	1.03%	0.94%(d)	0.94%(d),(e)	3.94%	152%	$1,059,907
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$20.67	(0.89%)	0.69%(c),(d)	0.69%(c),(d),(e)	4.91%(c)	150%	$237,302
Year Ended 8/31/2022	$21.39	(9.40%)	0.67%(d)	0.67%(d),(e)	3.54%	136%	$298,389
Year Ended 8/31/2021(f)	$24.70	7.16%	0.67%(d)	0.67%(d),(e)	3.39%	126%	$371,251
Year Ended 8/31/2020(f)	$23.85	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$194,094
Year Ended 8/31/2019(f)	$23.62	6.96%	0.70%(d)	0.70%(d)	4.42%	179%	$285,983
Year Ended 8/31/2018(f)	$23.16	1.30%	0.69%(d)	0.69%(d),(e)	4.21%	152%	$143,983
Class C
Six Months Ended 2/28/2023 (Unaudited)	$21.11	(1.36%)	1.69%(c),(d)	1.69%(c),(d),(e)	3.92%(c)	150%	$183,821
Year Ended 8/31/2022	$21.83	(10.31%)	1.67%(d)	1.67%(d),(e)	2.53%	136%	$214,760
Year Ended 8/31/2021(f)	$25.19	6.01%	1.67%(d)	1.67%(d),(e)	2.42%	126%	$284,727
Year Ended 8/31/2020(f)	$24.31	4.06%	1.69%(d)	1.69%(d),(e)	2.76%	173%	$280,497
Year Ended 8/31/2019(f)	$24.06	5.97%	1.70%(d)	1.70%(d)	3.45%	179%	$282,018
Year Ended 8/31/2018(f)	$23.57	0.28%	1.69%(d)	1.69%(d),(e)	3.19%	152%	$306,303
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$20.70	(0.89%)	0.69%(c),(d)	0.69%(c),(d),(e)	4.92%(c)	150%	$2,750,478
Year Ended 8/31/2022	$21.42	(9.39%)	0.67%(d)	0.67%(d),(e)	3.54%	136%	$3,231,980
Year Ended 8/31/2021(f)	$24.73	7.11%	0.67%(d)	0.67%(d),(e)	3.41%	126%	$3,902,593
Year Ended 8/31/2020(f)	$23.88	5.02%	0.68%(d)	0.68%(d),(e)	3.76%	173%	$3,083,643
Year Ended 8/31/2019(f)	$23.65	6.96%	0.70%(d)	0.70%(d)	4.44%	179%	$2,843,762
Year Ended 8/31/2018(f)	$23.18	1.47%	0.69%(d)	0.69%(d),(e)	4.20%	152%	$2,398,468
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$20.72	(0.87%)	0.65%(c),(d)	0.65%(c),(d)	4.96%(c)	150%	$347,563
Year Ended 8/31/2022	$21.44	(9.35%)	0.63%(d)	0.63%(d)	3.60%	136%	$413,637
Year Ended 8/31/2021(f)	$24.75	7.23%	0.63%(d)	0.63%(d)	3.44%	126%	$475,594
Year Ended 8/31/2020(f)	$23.90	5.06%	0.64%(d)	0.64%(d)	3.80%	173%	$287,777
Year Ended 8/31/2019(f)	$23.66	7.00%	0.66%(d)	0.66%(d)	4.49%	179%	$287,753
Year Ended 8/31/2018(f)	$23.19	1.35%	0.65%(d)	0.65%(d)	4.26%	152%	$257,953
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	55

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$21.35	0.51	(0.70)	(0.19)	(0.53)	—	(0.53)
Year Ended 8/31/2022	$24.66	0.84	(3.09)	(2.25)	(0.78)	(0.28)	(1.06)
Year Ended 8/31/2021(f)	$23.81	0.86	0.84	1.70	(0.85)	—	(0.85)
Year Ended 8/31/2020(f)	$23.58	0.88	0.27	1.15	(0.92)	—	(0.92)
Year Ended 8/31/2019(f)	$23.12	1.04	0.58	1.62	(1.00)	(0.16)	(1.16)
Year Ended 8/31/2018(f)	$23.91	1.00	(0.67)	0.33	(0.88)	(0.24)	(1.12)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$22.01	0.47	(0.73)	(0.26)	(0.47)	—	(0.47)
Year Ended 8/31/2022	$25.38	0.72	(3.16)	(2.44)	(0.65)	(0.28)	(0.93)
Year Ended 8/31/2021(f)	$24.49	0.73	0.86	1.59	(0.70)	—	(0.70)
Year Ended 8/31/2020(f)	$24.23	0.80	0.26	1.06	(0.80)	—	(0.80)
Year Ended 8/31/2019(f)	$23.73	0.92	0.58	1.50	(0.84)	(0.16)	(1.00)
Year Ended 8/31/2018(f)	$24.51	0.88	(0.66)	0.22	(0.76)	(0.24)	(1.00)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	2/28/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	0.01%	less than 0.01%	less than 0.01%	0.01%	less than 0.01%
Class C	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Strategic Income Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$20.63	(0.85%)	0.60%(c),(d)	0.60%(c),(d)	5.01%(c)	150%	$414,948
Year Ended 8/31/2022	$21.35	(9.34%)	0.59%(d)	0.59%(d)	3.67%	136%	$477,713
Year Ended 8/31/2021(f)	$24.66	7.26%	0.59%(d)	0.59%(d)	3.50%	126%	$416,355
Year Ended 8/31/2020(f)	$23.81	5.13%	0.60%(d)	0.60%(d)	3.84%	173%	$322,913
Year Ended 8/31/2019(f)	$23.58	7.08%	0.60%(d)	0.60%(d)	4.55%	179%	$192,494
Year Ended 8/31/2018(f)	$23.12	1.40%	0.60%(d)	0.60%(d)	4.31%	152%	$189,195
Class R
Six Months Ended 2/28/2023 (Unaudited)	$21.28	(1.15%)	1.19%(c),(d)	1.19%(c),(d),(e)	4.43%(c)	150%	$12,598
Year Ended 8/31/2022	$22.01	(9.83%)	1.17%(d)	1.17%(d),(e)	3.02%	136%	$12,686
Year Ended 8/31/2021(f)	$25.38	6.62%	1.17%(d)	1.17%(d),(e)	2.89%	126%	$16,920
Year Ended 8/31/2020(f)	$24.49	4.38%	1.18%(d)	1.18%(d),(e)	3.26%	173%	$8,053
Year Ended 8/31/2019(f)	$24.23	6.62%	1.20%(d)	1.20%(d)	3.95%	179%	$9,287
Year Ended 8/31/2018(f)	$23.73	0.77%	1.19%(d)	1.19%(d),(e)	3.70%	152%	$7,075
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Income Fund | Semiannual Report 2023	57

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Strategic Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
58	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Strategic Income Fund | Semiannual Report 2023	59

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the
60	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other
Columbia Strategic Income Fund | Semiannual Report 2023	61

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the
62	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Columbia Strategic Income Fund | Semiannual Report 2023	63

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	892,339*
Credit risk	Upfront payments on swap contracts	821,559
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,145,152
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	16,791,112*
Interest rate risk	Investments, at value — Options purchased	7,084,193
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	16,963,067*
Total		43,697,422

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	30,213,768*
Credit risk	Upfront receipts on swap contracts	22,415,499
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	498,580*
Interest rate risk	Options contracts written, at value	6,354,344
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	4,262,973*
Total		63,745,164

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
64	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	7,393,845	7,393,845
Foreign exchange risk	(3,465,933)	—	—	—	—	(3,465,933)
Interest rate risk	—	(3,543,467)	10,849,025	(5,942,060)	(172,186)	1,191,312
Total	(3,465,933)	(3,543,467)	10,849,025	(5,942,060)	7,221,659	5,119,224

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(60,125,670)	(60,125,670)
Foreign exchange risk	1,288,130	—	—	—	—	1,288,130
Interest rate risk	—	9,014,640	(2,130,300)	(30,238,926)	3,423,481	(19,931,105)
Total	1,288,130	9,014,640	(2,130,300)	(30,238,926)	(56,702,189)	(78,768,645)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	207,705,762
Futures contracts — short	1,657,268,708
Credit default swap contracts — buy protection	572,284,000
Credit default swap contracts — sell protection	114,800,000

Derivative instrument	Average value ($)*
Options contracts — purchased	13,001,876
Options contracts — written	(4,787,257)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	615,653	(908,968)
Interest rate swap contracts	16,303,702	(3,781,704)

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for
Columbia Strategic Income Fund | Semiannual Report 2023	65

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
66	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2023:
	Citi ($) (a)	Citi ($) (a)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	UBS ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	227,386	-	227,386
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	86,999	-	86,999
Forward foreign currency exchange contracts	-	-	-	399,831	-	-	-	745,321	1,145,152
Options purchased calls	6,974,240	-	-	-	-	109,953	-	-	7,084,193
OTC credit default swap contracts (c)	-	119,086	758,221	-	836,591	-	-	-	1,713,898
Total assets	6,974,240	119,086	758,221	399,831	836,591	109,953	314,385	745,321	10,257,628
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	66,049	-	66,049
Options contracts written	3,087,772	-	-	-	-	3,266,572	-	-	6,354,344
OTC credit default swap contracts (c)	-	6,221,283	4,007,685	-	7,628,549	9,417,646	-	-	27,275,163
Total liabilities	3,087,772	6,221,283	4,007,685	-	7,628,549	12,684,218	66,049	-	33,695,556
Total financial and derivative net assets	3,886,468	(6,102,197)	(3,249,464)	399,831	(6,791,958)	(12,574,265)	248,336	745,321	(23,437,928)
Total collateral received (pledged) (d)	3,707,986	(5,909,000)	(3,140,000)	280,000	(6,360,000)	(12,238,000)	-	-	(23,659,014)
Net amount (e)	178,482	(193,197)	(109,464)	119,831	(431,958)	(336,265)	248,336	745,321	221,086

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Strategic Income Fund | Semiannual Report 2023	67

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
68	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.557% of the Fund’s average daily net assets.
Columbia Strategic Income Fund | Semiannual Report 2023	69

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the six months ended February 28, 2023, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
—	37,110	2,074
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
70	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $3,103.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00(a)	259,897
Class C	—	1.00(b)	12,528

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Strategic Income Fund | Semiannual Report 2023	71

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	0.96%	0.98%
Advisor Class	0.71	0.73
Class C	1.71	1.73
Institutional Class	0.71	0.73
Institutional 2 Class	0.67	0.70
Institutional 3 Class	0.62	0.65
Class R	1.21	1.23
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
6,576,615,000	63,665,000	(629,578,000)	(565,913,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(83,287,149)	(115,587,438)	(198,874,587)
72	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,777,242,074 and $8,781,389,157, respectively, for the six months ended February 28, 2023, of which $7,992,704,160 and $7,673,420,387, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	2,550,000	4.23	6
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Columbia Strategic Income Fund | Semiannual Report 2023	73

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Fund reorganization
At the close of business on December 10, 2021, the Fund acquired the assets and assumed the identified liabilities of BMO Strategic Income Fund (the Acquired Fund), a series of BMO Funds Inc. The reorganization was completed after shareholders of the Acquired Fund approved a plan of reorganization at a shareholder meeting held on November 23, 2021. The purpose of the reorganization was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $6,878,447,698 and the combined net assets immediately after the reorganization were $6,990,663,256.
The reorganization was accomplished by a tax-free exchange of 11,715,409 shares of the Acquired Fund valued at $112,215,558 (including $348,590 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	2,720,908
Advisor Class	1,900,358
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on September 1, 2021, the Fund’s pro-forma results of operations for the year ended August 31, 2022 would have been approximately:
($)
Net investment income	226,993,000
Net realized loss	(190,398,000)
Net change in unrealized appreciation/(depreciation)	(705,646,000)
Net decrease in net assets from operations	(669,051,000)
Note 10. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
74	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international
Columbia Strategic Income Fund | Semiannual Report 2023	75

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 25.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
76	Columbia Strategic Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Strategic Income Fund | Semiannual Report 2023	77

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Columbia Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR232_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia International Dividend Income Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia International Dividend Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia International Dividend Income Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
Portfolio management
Jonathan Crown
Co-Portfolio Manager
Managed Fund since 2016
Georgina Hellyer, CFA
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	10.25	-6.12	2.98	4.51
	Including sales charges		3.91	-11.51	1.77	3.89
Advisor Class*		03/19/13	10.35	-5.92	3.24	4.77
Class C	Excluding sales charges	10/13/03	9.84	-6.80	2.22	3.73
	Including sales charges		8.84	-7.72	2.22	3.73
Institutional Class		11/09/00	10.35	-5.90	3.25	4.77
Institutional 2 Class*		01/08/14	10.47	-5.73	3.39	4.92
Institutional 3 Class		07/15/09	10.48	-5.71	3.43	4.99
Class R		09/27/10	10.14	-6.32	2.73	4.24
MSCI ACWI ex USA Index (Net)			7.30	-7.19	1.62	3.94
MSCI ACWI ex USA Value Index (Net)			9.93	-3.88	0.75	2.98
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Fund’s performance prior to September 2020 reflects returns achieved according to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI ACWI ex USA Index (Net) captures a large- and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the United States.
The MSCI ACWI ex USA Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 22 developed and 24 emerging market countries.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI ex USA Index (Net) and MSCI ACWI ex USA Value Index (Net) which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia International Dividend Income Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	9.3
Consumer Discretionary	7.1
Consumer Staples	9.3
Energy	6.3
Financials	21.1
Health Care	8.9
Industrials	12.7
Information Technology	11.4
Materials	10.7
Utilities	3.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
Australia	1.0
Canada	6.3
China	3.0
Denmark	3.6
Finland	0.8
France	12.5
Germany	13.9
Hong Kong	4.2
Indonesia	1.5
Ireland	1.5
Japan	8.9
Netherlands	2.5
Norway	1.3
Singapore	1.8
South Korea	2.9
Spain	3.4
Sweden	1.4
Switzerland	7.8
Taiwan	4.0
United Kingdom	15.8
United States(a)	1.9
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia International Dividend Income Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,102.50	1,018.50	6.62	6.36	1.27
Advisor Class	1,000.00	1,000.00	1,103.50	1,019.74	5.32	5.11	1.02
Class C	1,000.00	1,000.00	1,098.40	1,014.78	10.51	10.09	2.02
Institutional Class	1,000.00	1,000.00	1,103.50	1,019.74	5.32	5.11	1.02
Institutional 2 Class	1,000.00	1,000.00	1,104.70	1,020.43	4.59	4.41	0.88
Institutional 3 Class	1,000.00	1,000.00	1,104.80	1,020.68	4.33	4.16	0.83
Class R	1,000.00	1,000.00	1,101.40	1,017.26	7.92	7.60	1.52
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia International Dividend Income Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.2%
Issuer	Shares	Value ($)
Australia 1.0%
Telstra Corp., Ltd.	1,716,321	4,795,382
Canada 6.3%
Canadian National Railway Co.	72,547	8,262,755
Manulife Financial Corp.	354,842	7,016,224
Nutrien Ltd.	92,290	7,191,112
TC Energy Corp.	193,381	7,696,975
Total		30,167,066
China 3.0%
NetEase, Inc., ADR	81,429	6,322,148
Ping An Insurance Group Co. of China Ltd., Class H	1,198,500	8,181,603
Total		14,503,751
Denmark 3.6%
Novo Nordisk A/S, Class B	95,536	13,494,964
Tryg AS	169,256	3,749,607
Total		17,244,571
Finland 0.8%
UPM-Kymmene OYJ	105,213	3,812,546
France 12.3%
AXA SA	313,303	9,872,645
BNP Paribas SA	189,712	13,262,992
L’Oreal SA	13,835	5,468,601
LVMH Moet Hennessy Louis Vuitton SE	8,807	7,321,499
Schneider Electric SE	49,456	7,935,568
TotalEnergies SE	251,115	15,494,857
Total		59,356,162
Germany 13.8%
Adidas AG	34,244	5,114,234
Deutsche Telekom AG, Registered Shares	513,369	11,521,577
E.ON SE	696,362	7,597,918
Evonik Industries AG	310,318	6,625,828
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	13,229	4,557,090
SAP SE	89,522	10,170,683
Siemens AG, Registered Shares	93,881	14,306,709
Common Stocks (continued)
Issuer	Shares	Value ($)
Vantage Towers AG(a)	185,682	6,402,505
Total		66,296,544
Hong Kong 4.1%
AIA Group Ltd.	1,059,600	11,261,447
Hong Kong Exchanges and Clearing Ltd.	217,000	8,691,430
Total		19,952,877
Indonesia 1.5%
PT Bank Rakyat Indonesia Persero Tbk	22,946,252	7,023,056
Ireland 1.5%
CRH PLC	154,781	7,270,607
Japan 8.8%
Japan Exchange Group, Inc.	358,000	5,339,428
Rohm Co., Ltd.	59,000	4,543,749
SMC Corp.	16,800	8,539,546
Tokyo Electron Ltd.	17,300	5,935,665
Toyota Motor Corp.	883,300	12,039,007
Yahoo! Japan Corp.	2,253,300	6,049,322
Total		42,446,717
Netherlands 2.5%
Akzo Nobel NV	101,306	7,411,034
ING Groep NV	325,678	4,557,903
Total		11,968,937
Norway 1.3%
Equinor ASA	205,507	6,291,258
Singapore 1.8%
DBS Group Holdings Ltd.	337,200	8,555,148
South Korea 2.8%
Samsung Electronics Co., Ltd.	299,202	13,689,965
Spain 3.3%
Iberdrola SA	630,324	7,225,676
Industria de Diseno Textil SA	285,386	8,791,820
Total		16,017,496
Sweden 1.4%
Sandvik AB	317,327	6,528,030
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia International Dividend Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 7.7%
Nestlé SA, Registered Shares	134,522	15,156,680
Novartis AG, ADR	87,051	7,322,730
Novartis AG, Registered Shares	38,859	3,270,378
Roche Holding AG, Genusschein Shares	38,588	11,126,425
Total		36,876,213
Taiwan 4.0%
MediaTek, Inc.	192,000	4,507,974
Taiwan Semiconductor Manufacturing Co., Ltd.	880,000	14,558,628
Total		19,066,602
United Kingdom 15.7%
3i Group PLC	325,231	6,362,901
Anglo American PLC	330,157	11,408,488
BT Group PLC	5,011,108	8,400,911
Diageo PLC	146,357	6,210,874
Experian PLC	288,523	9,727,303
GSK PLC	380,504	6,518,384
Common Stocks (continued)
Issuer	Shares	Value ($)
Haleon PLC(a)	718,033	2,778,541
Linde PLC	18,371	6,322,717
Reckitt Benckiser Group PLC	128,679	8,928,395
RELX PLC	126,657	3,822,289
Unilever PLC	95,561	4,767,597
Total		75,248,400
Total Common Stocks (Cost $439,426,000)		467,111,328

Money Market Funds 1.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	8,869,535	8,865,987
Total Money Market Funds (Cost $8,865,655)		8,865,987
Total Investments in Securities (Cost $448,291,655)		475,977,315
Other Assets & Liabilities, Net		4,765,944
Net Assets		$480,743,259

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	12,957,576	29,809,735	(33,900,304)	(1,020)	8,865,987	2,352	131,467	8,869,535
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	4,795,382	—	4,795,382
Canada	30,167,066	—	—	30,167,066
China	6,322,148	8,181,603	—	14,503,751
Denmark	—	17,244,571	—	17,244,571
Finland	—	3,812,546	—	3,812,546
France	—	59,356,162	—	59,356,162
Germany	—	66,296,544	—	66,296,544
Hong Kong	—	19,952,877	—	19,952,877
Indonesia	—	7,023,056	—	7,023,056
Ireland	—	7,270,607	—	7,270,607
Japan	—	42,446,717	—	42,446,717
Netherlands	—	11,968,937	—	11,968,937
Norway	—	6,291,258	—	6,291,258
Singapore	—	8,555,148	—	8,555,148
South Korea	—	13,689,965	—	13,689,965
Spain	—	16,017,496	—	16,017,496
Sweden	—	6,528,030	—	6,528,030
Switzerland	7,322,730	29,553,483	—	36,876,213
Taiwan	—	19,066,602	—	19,066,602
United Kingdom	—	75,248,400	—	75,248,400
Total Common Stocks	43,811,944	423,299,384	—	467,111,328
Money Market Funds	8,865,987	—	—	8,865,987
Total Investments in Securities	52,677,931	423,299,384	—	475,977,315
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia International Dividend Income Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $439,426,000)	$467,111,328
Affiliated issuers (cost $8,865,655)	8,865,987
Due from affiliate	28,112
Receivable for:
Investments sold	2,948,314
Capital shares sold	193,455
Dividends	313,878
Foreign tax reclaims	1,720,853
Expense reimbursement due from Investment Manager	853
Prepaid expenses	4,733
Trustees’ deferred compensation plan	186,358
Other assets	21,151
Total assets	481,395,022
Liabilities
Foreign currency (cost $48,461)	48,004
Payable for:
Capital shares purchased	311,315
Management services fees	10,213
Distribution and/or service fees	585
Transfer agent fees	32,659
Compensation of board members	17,472
Compensation of chief compliance officer	42
Other expenses	45,115
Trustees’ deferred compensation plan	186,358
Total liabilities	651,763
Net assets applicable to outstanding capital stock	$480,743,259
Represented by
Paid in capital	458,021,975
Total distributable earnings (loss)	22,721,284
Total - representing net assets applicable to outstanding capital stock	$480,743,259
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia International Dividend Income Fund | Semiannual Report 2023

Statement of Assets and Liabilities  (continued)
February 28, 2023 (Unaudited)
Class A
Net assets	$78,405,137
Shares outstanding	4,421,238
Net asset value per share	$17.73
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.81
Advisor Class
Net assets	$9,532,925
Shares outstanding	532,166
Net asset value per share	$17.91
Class C
Net assets	$1,446,302
Shares outstanding	88,343
Net asset value per share	$16.37
Institutional Class
Net assets	$322,755,363
Shares outstanding	18,127,266
Net asset value per share	$17.80
Institutional 2 Class
Net assets	$14,805,286
Shares outstanding	834,325
Net asset value per share	$17.75
Institutional 3 Class
Net assets	$53,433,437
Shares outstanding	3,005,415
Net asset value per share	$17.78
Class R
Net assets	$364,809
Shares outstanding	20,613
Net asset value per share	$17.70
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	11

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$4,350,896
Dividends — affiliated issuers	131,467
Foreign taxes withheld	(486,069)
Total income	3,996,294
Expenses:
Management services fees	1,730,810
Distribution and/or service fees
Class A	91,131
Class C	6,916
Class R	446
Transfer agent fees
Class A	97,459
Advisor Class	7,260
Class C	1,851
Institutional Class	410,524
Institutional 2 Class	4,262
Institutional 3 Class	1,550
Class R	234
Compensation of board members	11,945
Custodian fees	22,580
Printing and postage fees	27,584
Registration fees	63,999
Audit fees	18,334
Legal fees	9,170
Compensation of chief compliance officer	42
Other	8,595
Total expenses	2,514,692
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(152,658)
Expense reduction	(55,765)
Total net expenses	2,306,269
Net investment income	1,690,025
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,079,471)
Investments — affiliated issuers	2,352
Foreign currency translations	7,566
Net realized loss	(1,069,553)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	44,162,533
Investments — affiliated issuers	(1,020)
Foreign currency translations	91,553
Net change in unrealized appreciation (depreciation)	44,253,066
Net realized and unrealized gain	43,183,513
Net increase in net assets resulting from operations	$44,873,538
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia International Dividend Income Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$1,690,025	$10,089,162
Net realized loss	(1,069,553)	(3,267,936)
Net change in unrealized appreciation (depreciation)	44,253,066	(102,459,404)
Net increase (decrease) in net assets resulting from operations	44,873,538	(95,638,178)
Distributions to shareholders
Net investment income and net realized gains
Class A	(600,773)	(6,997,862)
Advisor Class	(48,228)	(88,243)
Class C	(7,059)	(98,059)
Institutional Class	(2,918,606)	(31,742,875)
Institutional 2 Class	(171,758)	(297,512)
Institutional 3 Class	(487,932)	(3,793,474)
Class R	(871)	(8,699)
Total distributions to shareholders	(4,235,227)	(43,026,724)
Increase (decrease) in net assets from capital stock activity	(2,161,793)	78,972,472
Total increase (decrease) in net assets	38,476,518	(59,692,430)
Net assets at beginning of period	442,266,741	501,959,171
Net assets at end of period	$480,743,259	$442,266,741
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	296,198	4,991,165	715,307	13,769,011
Distributions reinvested	35,124	560,559	333,971	6,501,856
Redemptions	(301,850)	(5,022,428)	(484,762)	(9,281,657)
Net increase	29,472	529,296	564,516	10,989,210
Advisor Class
Subscriptions	281,458	4,886,363	280,694	5,372,578
Distributions reinvested	2,978	48,208	4,687	88,019
Redemptions	(40,010)	(667,630)	(22,122)	(404,467)
Net increase	244,426	4,266,941	263,259	5,056,130
Class C
Subscriptions	8,591	134,406	80,731	1,436,401
Distributions reinvested	482	7,059	5,454	98,059
Redemptions	(22,796)	(339,705)	(27,149)	(456,370)
Net increase (decrease)	(13,723)	(198,240)	59,036	1,078,090
Institutional Class
Subscriptions	380,315	6,303,788	2,241,537	44,297,229
Distributions reinvested	176,246	2,824,407	1,579,441	30,850,576
Redemptions	(1,034,010)	(17,439,925)	(2,466,694)	(46,580,101)
Net increase (decrease)	(477,449)	(8,311,730)	1,354,284	28,567,704
Institutional 2 Class
Subscriptions	114,752	1,911,095	1,199,470	23,185,790
Distributions reinvested	10,809	171,639	16,250	297,288
Redemptions	(420,981)	(6,483,472)	(142,313)	(2,544,162)
Net increase (decrease)	(295,420)	(4,400,738)	1,073,407	20,938,916
Institutional 3 Class
Subscriptions	499,710	8,352,993	2,115,335	37,705,293
Distributions reinvested	30,401	487,911	194,484	3,793,098
Redemptions	(185,965)	(3,129,436)	(1,601,196)	(29,166,554)
Net increase	344,146	5,711,468	708,623	12,331,837
Class R
Subscriptions	13,305	240,462	4,872	83,553
Distributions reinvested	55	871	446	8,699
Redemptions	(7)	(123)	(4,308)	(81,667)
Net increase	13,353	241,210	1,010	10,585
Total net increase (decrease)	(155,195)	(2,161,793)	4,024,135	78,972,472
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia International Dividend Income Fund | Semiannual Report 2023

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Columbia International Dividend Income Fund | Semiannual Report 2023	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$16.22	0.04	1.61	1.65	(0.14)	—	(0.14)
Year Ended 8/31/2022	$21.61	0.35(e)	(3.97)	(3.62)	(0.42)	(1.35)	(1.77)
Year Ended 8/31/2021	$17.70	0.30	4.20	4.50	(0.20)	(0.39)	(0.59)
Year Ended 8/31/2020	$17.88	0.37	0.07	0.44	(0.42)	(0.20)	(0.62)
Year Ended 8/31/2019	$18.83	0.45	(0.54)	(0.09)	(0.49)	(0.37)	(0.86)
Year Ended 8/31/2018	$18.24	0.48	0.65	1.13	(0.54)	—	(0.54)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$16.39	0.06	1.62	1.68	(0.16)	—	(0.16)
Year Ended 8/31/2022	$21.81	0.45(e)	(4.05)	(3.60)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.86	0.36	4.23	4.59	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$18.04	0.40	0.08	0.48	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.99	0.51	(0.55)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.39	0.54	0.64	1.18	(0.58)	—	(0.58)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$14.98	(0.02)	1.49	1.47	(0.08)	—	(0.08)
Year Ended 8/31/2022	$20.07	0.24(e)	(3.71)	(3.47)	(0.27)	(1.35)	(1.62)
Year Ended 8/31/2021	$16.50	0.11	3.95	4.06	(0.10)	(0.39)	(0.49)
Year Ended 8/31/2020	$16.70	0.22	0.06	0.28	(0.28)	(0.20)	(0.48)
Year Ended 8/31/2019	$17.63	0.29	(0.49)	(0.20)	(0.36)	(0.37)	(0.73)
Year Ended 8/31/2018	$17.10	0.31	0.62	0.93	(0.40)	—	(0.40)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$16.29	0.06	1.61	1.67	(0.16)	—	(0.16)
Year Ended 8/31/2022	$21.69	0.40(e)	(3.98)	(3.58)	(0.47)	(1.35)	(1.82)
Year Ended 8/31/2021	$17.76	0.35	4.22	4.57	(0.25)	(0.39)	(0.64)
Year Ended 8/31/2020	$17.95	0.41	0.06	0.47	(0.46)	(0.20)	(0.66)
Year Ended 8/31/2019	$18.90	0.50	(0.54)	(0.04)	(0.54)	(0.37)	(0.91)
Year Ended 8/31/2018	$18.30	0.53	0.65	1.18	(0.58)	—	(0.58)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$16.24	0.08	1.60	1.68	(0.17)	—	(0.17)
Year Ended 8/31/2022	$21.63	0.55(e)	(4.09)	(3.54)	(0.50)	(1.35)	(1.85)
Year Ended 8/31/2021	$17.72	0.38	4.20	4.58	(0.28)	(0.39)	(0.67)
Year Ended 8/31/2020	$17.90	0.44	0.07	0.51	(0.49)	(0.20)	(0.69)
Year Ended 8/31/2019	$18.85	0.56	(0.58)	(0.02)	(0.56)	(0.37)	(0.93)
Year Ended 8/31/2018	$18.26	0.56	0.64	1.20	(0.61)	—	(0.61)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia International Dividend Income Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$17.73	10.25%	1.36%(c)	1.27%(c),(d)	0.51%(c)	11%	$78,405
Year Ended 8/31/2022	$16.22	(18.02%)	1.34%(f)	1.26%(d),(f)	1.82%	34%	$71,242
Year Ended 8/31/2021	$21.61	25.78%	1.34%(f),(g)	1.24%(d),(f),(g)	1.51%	28%	$82,701
Year Ended 8/31/2020	$17.70	2.65%	1.38%(f)	1.24%(d),(f)	2.09%	91%	$71,493
Year Ended 8/31/2019	$17.88	(0.16%)	1.44%	1.25%	2.56%	56%	$78,887
Year Ended 8/31/2018	$18.83	6.21%	1.44%	1.26%(d)	2.52%	39%	$93,177
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$17.91	10.35%	1.12%(c)	1.02%(c),(d)	0.76%(c)	11%	$9,533
Year Ended 8/31/2022	$16.39	(17.78%)	1.12%(f)	1.02%(d),(f)	2.50%	34%	$4,715
Year Ended 8/31/2021	$21.81	26.08%	1.09%(f),(g)	0.99%(d),(f),(g)	1.77%	28%	$534
Year Ended 8/31/2020	$17.86	2.90%	1.12%(f)	0.98%(d),(f)	2.16%	91%	$293
Year Ended 8/31/2019	$18.04	0.10%	1.19%	1.00%	2.84%	56%	$1,027
Year Ended 8/31/2018	$18.99	6.47%	1.19%	1.01%(d)	2.82%	39%	$1,141
Class C
Six Months Ended 2/28/2023 (Unaudited)	$16.37	9.84%	2.11%(c)	2.02%(c),(d)	(0.23%)(c)	11%	$1,446
Year Ended 8/31/2022	$14.98	(18.61%)	2.10%(f)	2.01%(d),(f)	1.37%	34%	$1,529
Year Ended 8/31/2021	$20.07	24.86%	2.09%(f),(g)	1.99%(d),(f),(g)	0.62%	28%	$864
Year Ended 8/31/2020	$16.50	1.83%	2.13%(f)	1.98%(d),(f)	1.30%	91%	$1,100
Year Ended 8/31/2019	$16.70	(0.86%)	2.19%	2.00%	1.72%	56%	$1,745
Year Ended 8/31/2018	$17.63	5.42%	2.19%	2.01%(d)	1.76%	39%	$3,268
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$17.80	10.35%	1.11%(c)	1.02%(c),(d)	0.76%(c)	11%	$322,755
Year Ended 8/31/2022	$16.29	(17.78%)	1.09%(f)	1.01%(d),(f)	2.06%	34%	$303,028
Year Ended 8/31/2021	$21.69	26.11%	1.09%(f),(g)	0.99%(d),(f),(g)	1.76%	28%	$374,189
Year Ended 8/31/2020	$17.76	2.86%	1.13%(f)	0.99%(d),(f)	2.34%	91%	$325,493
Year Ended 8/31/2019	$17.95	0.10%	1.19%	1.00%	2.83%	56%	$354,127
Year Ended 8/31/2018	$18.90	6.51%	1.19%	1.01%(d)	2.78%	39%	$395,163
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$17.75	10.47%	0.90%(c)	0.88%(c)	0.94%(c)	11%	$14,805
Year Ended 8/31/2022	$16.24	(17.66%)	0.92%(f)	0.88%(f)	3.06%	34%	$18,344
Year Ended 8/31/2021	$21.63	26.23%	0.91%(f),(g)	0.86%(f),(g)	1.88%	28%	$1,219
Year Ended 8/31/2020	$17.72	3.07%	0.90%(f)	0.86%(f)	2.49%	91%	$873
Year Ended 8/31/2019	$17.90	0.23%	0.91%	0.87%	3.13%	56%	$1,337
Year Ended 8/31/2018	$18.85	6.62%	0.91%	0.88%	2.93%	39%	$553
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$16.27	0.08	1.61	1.69	(0.18)	—	(0.18)
Year Ended 8/31/2022	$21.67	0.43(e)	(3.97)	(3.54)	(0.51)	(1.35)	(1.86)
Year Ended 8/31/2021	$17.75	0.39	4.21	4.60	(0.29)	(0.39)	(0.68)
Year Ended 8/31/2020	$17.94	0.45	0.06	0.51	(0.50)	(0.20)	(0.70)
Year Ended 8/31/2019	$18.89	0.51	(0.52)	(0.01)	(0.57)	(0.37)	(0.94)
Year Ended 8/31/2018	$18.29	0.57	0.65	1.22	(0.62)	—	(0.62)
Class R
Six Months Ended 2/28/2023 (Unaudited)	$16.19	0.01	1.62	1.63	(0.12)	—	(0.12)
Year Ended 8/31/2022	$21.57	0.31(e)	(3.97)	(3.66)	(0.37)	(1.35)	(1.72)
Year Ended 8/31/2021	$17.67	0.26	4.19	4.45	(0.16)	(0.39)	(0.55)
Year Ended 8/31/2020	$17.85	0.32	0.07	0.39	(0.37)	(0.20)	(0.57)
Year Ended 8/31/2019	$18.80	0.25	(0.38)	(0.13)	(0.45)	(0.37)	(0.82)
Year Ended 8/31/2018	$18.21	0.43	0.65	1.08	(0.49)	—	(0.49)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of:

Class	2/28/2023	8/31/2022	8/31/2021	8/31/2020	8/31/2019	8/31/2018
Class A	0.01%	0.01%	0.01%	0.02%	—%	0.01%
Advisor Class	0.01%	0.00%	0.01%	0.03%	—%	0.02%
Class C	0.02%	0.01%	0.02%	0.02%	—%	0.02%
Institutional Class	0.01%	0.01%	0.01%	0.02%	—%	0.02%
Class R	0.01%	0.01%	0.01%	0.02%	—%	0.01%

(e)	Net investment income per share includes European Union tax reclaims. The effect of these reclaims amounted to $0.01 per share.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia International Dividend Income Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$17.78	10.48%	0.85%(c)	0.83%(c)	0.94%(c)	11%	$53,433
Year Ended 8/31/2022	$16.27	(17.63%)	0.85%(f)	0.82%(f)	2.24%	34%	$43,292
Year Ended 8/31/2021	$21.67	26.30%	0.86%(f),(g)	0.81%(f),(g)	1.95%	28%	$42,318
Year Ended 8/31/2020	$17.75	3.07%	0.85%(f)	0.81%(f)	2.58%	91%	$36,384
Year Ended 8/31/2019	$17.94	0.29%	0.85%	0.81%	2.87%	56%	$47,630
Year Ended 8/31/2018	$18.89	6.72%	0.85%	0.82%	2.98%	39%	$63,148
Class R
Six Months Ended 2/28/2023 (Unaudited)	$17.70	10.14%	1.61%(c)	1.52%(c),(d)	0.07%(c)	11%	$365
Year Ended 8/31/2022	$16.19	(18.22%)	1.59%(f)	1.50%(d),(f)	1.61%	34%	$118
Year Ended 8/31/2021	$21.57	25.48%	1.59%(f),(g)	1.49%(d),(f),(g)	1.28%	28%	$135
Year Ended 8/31/2020	$17.67	2.37%	1.63%(f)	1.49%(d),(f)	1.84%	91%	$104
Year Ended 8/31/2019	$17.85	(0.41%)	1.70%	1.50%	1.41%	56%	$117
Year Ended 8/31/2018	$18.80	5.95%	1.69%	1.51%(d)	2.27%	39%	$1,705
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia International Dividend Income Fund | Semiannual Report 2023	19

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia International Dividend Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20	Columbia International Dividend Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia International Dividend Income Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
22	Columbia International Dividend Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.77% of the Fund’s average daily net assets.
Participating Affiliates
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or other inter-company arrangements, and the Fund pays no additional fees and expenses as a result of any such arrangements.
These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered, as appropriate, with respective regulators in their home jurisdictions and, where required, the Securities and Exchange Commission and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as "associated persons" of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and Statement of Additional Information (SAI), may provide such services to the Fund on behalf of the Investment Manager.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
Columbia International Dividend Income Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.27
Advisor Class	0.27
Class C	0.27
Institutional Class	0.27
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.26
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $55,765.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	28,545
Class C	—	1.00(b)	124

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
24	Columbia International Dividend Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.88
Institutional 3 Class	0.83
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
448,292,000	60,820,000	(33,135,000)	27,685,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	3,383,414
Columbia International Dividend Income Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $47,645,964 and $50,197,632, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
26	Columbia International Dividend Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the
Columbia International Dividend Income Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
28	Columbia International Dividend Income Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia International Dividend Income Fund | Semiannual Report 2023	29

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Columbia International Dividend Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR154_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Columbia Global Technology Growth Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Technology Growth Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Technology Growth Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments.
Portfolio management
Rahul Narang
Portfolio Manager
Managed Fund since 2012
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/01/02	0.39	-16.08	11.57	18.33
	Including sales charges		-5.38	-20.91	10.26	17.63
Advisor Class		11/08/12	0.52	-15.87	11.85	18.61
Class C	Excluding sales charges	10/13/03	0.00	-16.71	10.73	17.43
	Including sales charges		-0.96	-17.51	10.73	17.43
Institutional Class		11/09/00	0.52	-15.86	11.85	18.62
Institutional 2 Class		11/08/12	0.53	-15.83	11.91	18.73
Institutional 3 Class*		03/01/16	0.55	-15.79	11.97	18.72
S&P Global 1200 Information Technology Index (Net)			2.40	-12.10	13.70	17.00
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to July 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The S&P Global 1200 Information Technology Index (Net) is a float-adjusted, market-cap-weighted index consisting of all members of the S&P Global 1200 that are classified within the GICS Information Technology sector.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Technology Growth Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	8.5
Consumer Discretionary	5.7
Health Care	0.1
Industrials	0.7
Information Technology	84.5
Materials	0.2
Real Estate	0.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at February 28, 2023)
Information Technology
Application Software	11.0
Communications Equipment	2.4
Data Processing & Outsourced Services	10.1
Electronic Components	0.7
Electronic Equipment & Instruments	1.1
Electronic Manufacturing Services	0.5
Internet Services & Infrastructure	2.4
IT Consulting & Other Services	1.9
Semiconductor Equipment	8.0
Semiconductors	19.1
Systems Software	13.8
Technology Distributors	0.6
Technology Hardware, Storage & Peripherals	12.9
Total	84.5
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
Canada	0.6
China	0.3
France	0.3
Germany	0.5
Ireland	1.3
Israel	0.2
Japan	0.6
Netherlands	4.6
Norway	0.1
South Korea	1.1
Taiwan	1.6
United States(a)	88.8
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 28, 2023, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Technology Growth Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,003.90	1,018.84	5.96	6.01	1.20
Advisor Class	1,000.00	1,000.00	1,005.20	1,020.08	4.72	4.76	0.95
Class C	1,000.00	1,000.00	1,000.00	1,015.12	9.67	9.74	1.95
Institutional Class	1,000.00	1,000.00	1,005.20	1,020.08	4.72	4.76	0.95
Institutional 2 Class	1,000.00	1,000.00	1,005.30	1,020.38	4.43	4.46	0.89
Institutional 3 Class	1,000.00	1,000.00	1,005.50	1,020.63	4.18	4.21	0.84
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Technology Growth Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.7%
Issuer	Shares	Value ($)
Canada 0.6%
Shopify, Inc., Class A(a)	273,042	11,232,948
China 0.3%
Alibaba Group Holding Ltd., ADR(a)	9,383	823,734
Hesai Group, ADR(a)	178,942	3,349,794
Tencent Holdings Ltd.	20,800	913,711
Total		5,087,239
France 0.3%
Capgemini SE	27,510	5,159,121
Germany 0.5%
SAP SE, ADR	93,108	10,597,553
Ireland 1.3%
Accenture PLC, Class A	94,457	25,083,056
Israel 0.2%
Global-e Online Ltd.(a)	136,017	3,849,281
Japan 0.6%
Keyence Corp.	28,400	12,275,256
Netherlands 4.5%
Adyen NV(a)	754	1,068,742
ASML Holding NV	81,773	50,513,635
NXP Semiconductors NV	132,270	23,607,550
STMicroelectronics NV, Registered Shares	293,948	14,156,536
Total		89,346,463
Norway 0.1%
SmartCraft ASA(a)	1,543,971	2,696,983
South Korea 1.1%
Samsung Electronics Co., Ltd.	467,056	21,370,113
Taiwan 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	371,412	32,338,843
United States 87.6%
Activision Blizzard, Inc.	176,557	13,462,471
Adobe, Inc.(a)	76,318	24,723,216
Advanced Micro Devices, Inc.(a)	301,281	23,674,661
Airbnb, Inc., Class A(a)	54,055	6,663,900
Akamai Technologies, Inc.(a)	51,079	3,708,335
Common Stocks (continued)
Issuer	Shares	Value ($)
Alphabet, Inc., Class A(a)	842,511	75,876,541
Amazon.com, Inc.(a)	601,495	56,678,874
Amphenol Corp., Class A	127,558	9,888,296
Analog Devices, Inc.	149,466	27,422,527
ANSYS, Inc.(a)	42,115	12,786,535
Apple, Inc.	1,404,356	207,016,118
Applied Materials, Inc.	286,906	33,324,132
Arista Networks, Inc.(a)	84,817	11,764,118
Atlassian Corp., Class A(a)	66,019	10,848,902
Autodesk, Inc.(a)	31,738	6,306,023
Automatic Data Processing, Inc.	90,425	19,877,224
BILL Holdings, Inc.(a)	35,295	2,987,016
Block, Inc., Class A(a)	82,804	6,353,551
Booking Holdings, Inc.(a)	4,481	11,310,044
Broadcom, Inc.	114,032	67,768,077
Cadence Design Systems, Inc.(a)	86,089	16,610,012
CDW Corp.	52,506	10,628,265
Cisco Systems, Inc.	431,561	20,896,184
Cognizant Technology Solutions Corp., Class A	46,608	2,919,059
Comcast Corp., Class A	102,805	3,821,262
Corning, Inc.	122,123	4,146,076
Crowdstrike Holdings, Inc., Class A(a)	109,247	13,185,020
Electronic Arts, Inc.	52,295	5,801,607
Endeavor Group Holdings, Inc., Class A(a)	156,720	3,496,423
EngageSmart, Inc.(a)	224,067	4,714,370
EPAM Systems, Inc.(a)	3,225	992,171
Fidelity National Information Services, Inc.	124,635	7,898,120
Fiserv, Inc.(a)	91,655	10,548,574
Flywire Corp.(a)	169,698	4,196,632
Fortinet, Inc.(a)	264,036	15,694,300
Gitlab, Inc., Class A(a)	72,164	3,178,103
Global Payments, Inc.	70,683	7,930,633
HP, Inc.	144,094	4,253,655
Intel Corp.	328,056	8,178,436
Intuit, Inc.	66,951	27,261,108
Keysight Technologies, Inc.(a)	61,162	9,783,474
KLA Corp.	30,113	11,424,270
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Global Technology Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Lam Research Corp.	121,152	58,881,084
Livent Corp.(a)	121,703	2,853,935
Marvell Technology, Inc.	573,286	25,883,863
MasterCard, Inc., Class A	158,246	56,223,221
Match Group, Inc.(a)	74,446	3,083,553
Meta Platforms, Inc., Class A(a)	102,101	17,861,549
Microchip Technology, Inc.	150,049	12,158,470
Micron Technology, Inc.	189,507	10,957,295
Microsoft Corp.	751,729	187,496,247
Mobileye Global, Inc., Class A(a)	8,554	337,969
MongoDB, Inc.(a)	32,802	6,872,675
Motorola Solutions, Inc.	52,663	13,840,363
NetApp, Inc.	202,386	13,064,016
Netflix, Inc.(a)	40,594	13,076,545
NVIDIA Corp.	377,570	87,656,651
Oracle Corp.	197,638	17,273,561
Palo Alto Networks, Inc.(a)	78,227	14,735,620
Paycom Software, Inc.(a)	19,732	5,703,732
PayPal Holdings, Inc.(a)	168,696	12,416,026
QUALCOMM, Inc.	148,014	18,284,169
Salesforce, Inc.(a)	120,831	19,769,160
SBA Communications Corp.	25,131	6,517,725
ServiceNow, Inc.(a)	38,267	16,537,849
Sharecare, Inc.(a)	644,872	1,509,001
Shift4 Payments, Inc., Class A(a)	86,347	5,569,382
Snowflake, Inc., Class A(a)	65,950	10,181,361
Splunk, Inc.(a)	35,276	3,615,790
Synopsys, Inc.(a)	158,784	57,759,268
Common Stocks (continued)
Issuer	Shares	Value ($)
Take-Two Interactive Software, Inc.(a)	36,734	4,024,210
TE Connectivity Ltd.	76,572	9,749,147
Tesla, Inc.(a)	86,902	17,876,610
Texas Instruments, Inc.	110,612	18,964,427
Thoughtworks Holding, Inc.(a)	201,114	1,480,199
T-Mobile US, Inc.(a)	74,770	10,630,799
Trade Desk, Inc. (The), Class A(a)	96,701	5,411,388
Tyler Technologies, Inc.(a)	8,577	2,755,361
Uber Technologies, Inc.(a)	415,847	13,831,071
VeriSign, Inc.(a)	70,515	13,879,467
Visa, Inc., Class A	295,368	64,963,238
Visteon Corp.(a)	60,060	10,032,422
Walt Disney Co. (The)(a)	77,143	7,684,214
Western Digital Corp.(a)	100,300	3,859,544
Workday, Inc., Class A(a)	24,812	4,601,882
Total		1,719,862,374
Total Common Stocks (Cost $809,536,799)		1,938,899,230

Money Market Funds 1.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	24,955,891	24,945,908
Total Money Market Funds (Cost $24,945,328)		24,945,908
Total Investments in Securities (Cost $834,482,127)		1,963,845,138
Other Assets & Liabilities, Net		131,059
Net Assets		$1,963,976,197

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	28,853,973	126,175,846	(130,081,501)	(2,410)	24,945,908	4,162	440,311	24,955,891
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	11,232,948	—	—	11,232,948
China	4,173,528	913,711	—	5,087,239
France	—	5,159,121	—	5,159,121
Germany	10,597,553	—	—	10,597,553
Ireland	25,083,056	—	—	25,083,056
Israel	3,849,281	—	—	3,849,281
Japan	—	12,275,256	—	12,275,256
Netherlands	88,277,721	1,068,742	—	89,346,463
Norway	—	2,696,983	—	2,696,983
South Korea	—	21,370,113	—	21,370,113
Taiwan	32,338,843	—	—	32,338,843
United States	1,719,862,374	—	—	1,719,862,374
Total Common Stocks	1,895,415,304	43,483,926	—	1,938,899,230
Money Market Funds	24,945,908	—	—	24,945,908
Total Investments in Securities	1,920,361,212	43,483,926	—	1,963,845,138
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Technology Growth Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $809,536,799)	$1,938,899,230
Affiliated issuers (cost $24,945,328)	24,945,908
Cash	1,178
Receivable for:
Capital shares sold	1,622,881
Dividends	1,373,696
Foreign tax reclaims	50,515
Prepaid expenses	21,184
Trustees’ deferred compensation plan	112,628
Other assets	37,866
Total assets	1,967,065,086
Liabilities
Payable for:
Investments purchased	632,242
Capital shares purchased	1,999,483
Management services fees	43,523
Distribution and/or service fees	7,198
Transfer agent fees	189,861
Compensation of board members	38,435
Compensation of chief compliance officer	190
Other expenses	65,329
Trustees’ deferred compensation plan	112,628
Total liabilities	3,088,889
Net assets applicable to outstanding capital stock	$1,963,976,197
Represented by
Paid in capital	813,876,696
Total distributable earnings (loss)	1,150,099,501
Total - representing net assets applicable to outstanding capital stock	$1,963,976,197
Class A
Net assets	$504,205,586
Shares outstanding	10,414,072
Net asset value per share	$48.42
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$51.37
Advisor Class
Net assets	$80,420,718
Shares outstanding	1,555,586
Net asset value per share	$51.70
Class C
Net assets	$136,411,857
Shares outstanding	3,255,552
Net asset value per share	$41.90
Institutional Class
Net assets	$746,276,185
Shares outstanding	14,654,257
Net asset value per share	$50.93
Institutional 2 Class
Net assets	$150,496,959
Shares outstanding	2,886,774
Net asset value per share	$52.13
Institutional 3 Class
Net assets	$346,164,892
Shares outstanding	6,613,225
Net asset value per share	$52.34
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Technology Growth Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$8,229,754
Dividends — affiliated issuers	440,311
Foreign taxes withheld	(232,127)
Total income	8,437,938
Expenses:
Management services fees	7,828,092
Distribution and/or service fees
Class A	602,120
Class C	680,409
Transfer agent fees
Class A	274,532
Advisor Class	44,769
Class C	77,489
Institutional Class	415,572
Institutional 2 Class	41,131
Institutional 3 Class	12,573
Compensation of board members	23,705
Custodian fees	15,512
Printing and postage fees	58,842
Registration fees	66,542
Audit fees	15,226
Legal fees	19,931
Compensation of chief compliance officer	190
Other	21,176
Total expenses	10,197,811
Expense reduction	(460)
Total net expenses	10,197,351
Net investment loss	(1,759,413)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	45,953,352
Investments — affiliated issuers	4,162
Foreign currency translations	6,935
Net realized gain	45,964,449
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(47,374,871)
Investments — affiliated issuers	(2,410)
Foreign currency translations	430
Net change in unrealized appreciation (depreciation)	(47,376,851)
Net realized and unrealized loss	(1,412,402)
Net decrease in net assets resulting from operations	$(3,171,815)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment loss	$(1,759,413)	$(10,523,430)
Net realized gain	45,964,449	86,415,602
Net change in unrealized appreciation (depreciation)	(47,376,851)	(820,659,300)
Net decrease in net assets resulting from operations	(3,171,815)	(744,767,128)
Distributions to shareholders
Net investment income and net realized gains
Class A	(15,587,901)	(30,250,343)
Advisor Class	(2,386,035)	(5,648,183)
Class C	(5,046,799)	(9,216,658)
Institutional Class	(22,467,281)	(58,805,302)
Institutional 2 Class	(4,364,437)	(9,361,729)
Institutional 3 Class	(10,547,931)	(19,242,649)
Total distributions to shareholders	(60,400,384)	(132,524,864)
Decrease in net assets from capital stock activity	(132,881,928)	(189,662,493)
Total decrease in net assets	(196,454,127)	(1,066,954,485)
Net assets at beginning of period	2,160,430,324	3,227,384,809
Net assets at end of period	$1,963,976,197	$2,160,430,324
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Technology Growth Fund | Semiannual Report 2023

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	677,461	31,631,063	1,621,216	97,434,247
Distributions reinvested	311,437	14,017,782	403,671	26,932,912
Redemptions	(1,021,211)	(47,699,758)	(2,211,457)	(129,855,926)
Net decrease	(32,313)	(2,050,913)	(186,570)	(5,488,767)
Advisor Class
Subscriptions	223,564	10,942,737	424,128	27,391,632
Distributions reinvested	47,968	2,304,404	77,045	5,460,919
Redemptions	(332,929)	(16,446,550)	(921,483)	(59,197,248)
Net decrease	(61,397)	(3,199,409)	(420,310)	(26,344,697)
Class C
Subscriptions	120,800	4,858,141	295,862	16,031,913
Distributions reinvested	122,951	4,797,557	147,721	8,650,536
Redemptions	(486,025)	(19,679,264)	(948,069)	(49,328,340)
Net decrease	(242,274)	(10,023,566)	(504,486)	(24,645,891)
Institutional Class
Subscriptions	1,191,012	58,379,340	3,589,971	218,299,110
Distributions reinvested	421,361	19,938,807	625,016	43,657,376
Redemptions	(2,500,817)	(121,859,132)	(8,331,772)	(494,807,490)
Net decrease	(888,444)	(43,540,985)	(4,116,785)	(232,851,004)
Institutional 2 Class
Subscriptions	305,927	15,599,540	514,999	32,257,304
Distributions reinvested	90,090	4,363,940	131,098	9,361,729
Redemptions	(364,549)	(18,274,435)	(1,016,556)	(67,563,321)
Net increase (decrease)	31,468	1,689,045	(370,459)	(25,944,288)
Institutional 3 Class
Subscriptions	525,929	27,023,561	4,106,347	249,400,923
Distributions reinvested	150,883	7,337,420	267,546	19,169,684
Redemptions	(2,172,649)	(110,117,081)	(2,293,150)	(142,958,453)
Net increase (decrease)	(1,495,837)	(75,756,100)	2,080,743	125,612,154
Total net decrease	(2,688,797)	(132,881,928)	(3,517,867)	(189,662,493)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 2/28/2023 (Unaudited)	$49.88	(0.08)	0.16(c)	0.08	(1.54)	(1.54)
Year Ended 8/31/2022	$68.96	(0.31)	(15.91)	(16.22)	(2.86)	(2.86)
Year Ended 8/31/2021	$52.81	(0.34)	17.02	16.68	(0.53)	(0.53)
Year Ended 8/31/2020	$35.69	(0.14)	17.76	17.62	(0.50)	(0.50)
Year Ended 8/31/2019	$36.28	(0.05)	1.10	1.05	(1.64)	(1.64)
Year Ended 8/31/2018	$28.59	(0.11)	8.86	8.75	(1.06)	(1.06)
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$53.08	(0.02)	0.18(c)	0.16	(1.54)	(1.54)
Year Ended 8/31/2022	$73.19	(0.18)	(16.90)	(17.08)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.95	(0.20)	18.04	17.84	(0.60)	(0.60)
Year Ended 8/31/2020	$37.69	(0.04)	18.80	18.76	(0.50)	(0.50)
Year Ended 8/31/2019	$38.21	0.04	1.16	1.20	(1.72)	(1.72)
Year Ended 8/31/2018	$30.05	(0.02)	9.31	9.29	(1.13)	(1.13)
Class C
Six Months Ended 2/28/2023 (Unaudited)	$43.55	(0.22)	0.11(c)	(0.11)	(1.54)	(1.54)
Year Ended 8/31/2022	$60.51	(0.67)	(13.93)	(14.60)	(2.36)	(2.36)
Year Ended 8/31/2021	$46.75	(0.69)	14.98	14.29	(0.53)	(0.53)
Year Ended 8/31/2020	$31.88	(0.40)	15.77	15.37	(0.50)	(0.50)
Year Ended 8/31/2019	$32.54	(0.27)	0.99	0.72	(1.38)	(1.38)
Year Ended 8/31/2018	$25.78	(0.32)	7.97	7.65	(0.89)	(0.89)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$52.31	(0.02)	0.18(c)	0.16	(1.54)	(1.54)
Year Ended 8/31/2022	$72.17	(0.17)	(16.66)	(16.83)	(3.03)	(3.03)
Year Ended 8/31/2021	$55.18	(0.20)	17.79	17.59	(0.60)	(0.60)
Year Ended 8/31/2020	$37.17	(0.04)	18.55	18.51	(0.50)	(0.50)
Year Ended 8/31/2019	$37.72	0.03	1.15	1.18	(1.73)	(1.73)
Year Ended 8/31/2018	$29.68	(0.03)	9.20	9.17	(1.13)	(1.13)
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$53.50	(0.00)(f)	0.17(c)	0.17	(1.54)	(1.54)
Year Ended 8/31/2022	$73.74	(0.14)	(17.03)	(17.17)	(3.07)	(3.07)
Year Ended 8/31/2021	$56.36	(0.17)	18.18	18.01	(0.63)	(0.63)
Year Ended 8/31/2020	$37.94	(0.01)	18.93	18.92	(0.50)	(0.50)
Year Ended 8/31/2019	$38.45	0.06	1.18	1.24	(1.75)	(1.75)
Year Ended 8/31/2018	$30.23	(0.00)(f)	9.37	9.37	(1.15)	(1.15)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Technology Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 2/28/2023 (Unaudited)	$48.42	0.39%	1.20%(d)	1.20%(d),(e)	(0.32%)(d)	3%	$504,206
Year Ended 8/31/2022	$49.88	(24.57%)	1.18%	1.18%(e)	(0.52%)	8%	$521,027
Year Ended 8/31/2021	$68.96	31.80%	1.18%	1.18%(e)	(0.57%)	18%	$733,206
Year Ended 8/31/2020	$52.81	49.88%	1.22%	1.22%(e)	(0.35%)	12%	$542,684
Year Ended 8/31/2019	$35.69	4.08%	1.24%	1.24%	(0.16%)	40%	$333,217
Year Ended 8/31/2018	$36.28	31.32%	1.25%	1.25%(e)	(0.33%)	28%	$372,730
Advisor Class
Six Months Ended 2/28/2023 (Unaudited)	$51.70	0.52%	0.95%(d)	0.95%(d),(e)	(0.07%)(d)	3%	$80,421
Year Ended 8/31/2022	$53.08	(24.38%)	0.92%	0.92%(e)	(0.27%)	8%	$85,831
Year Ended 8/31/2021	$73.19	32.12%	0.93%	0.93%(e)	(0.32%)	18%	$149,110
Year Ended 8/31/2020	$55.95	50.26%	0.97%	0.97%(e)	(0.10%)	12%	$228,489
Year Ended 8/31/2019	$37.69	4.33%	0.99%	0.99%	0.11%	40%	$135,472
Year Ended 8/31/2018	$38.21	31.65%	1.01%	1.01%(e)	(0.05%)	28%	$104,061
Class C
Six Months Ended 2/28/2023 (Unaudited)	$41.90	0.00%(f)	1.95%(d)	1.95%(d),(e)	(1.07%)(d)	3%	$136,412
Year Ended 8/31/2022	$43.55	(25.12%)	1.92%	1.92%(e)	(1.27%)	8%	$152,317
Year Ended 8/31/2021	$60.51	30.80%	1.93%	1.93%(e)	(1.32%)	18%	$242,186
Year Ended 8/31/2020	$46.75	48.77%	1.97%	1.97%(e)	(1.10%)	12%	$207,808
Year Ended 8/31/2019	$31.88	3.31%	1.99%	1.99%	(0.90%)	40%	$139,366
Year Ended 8/31/2018	$32.54	30.31%	2.00%	2.00%(e)	(1.08%)	28%	$139,590
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$50.93	0.52%	0.95%(d)	0.95%(d),(e)	(0.07%)(d)	3%	$746,276
Year Ended 8/31/2022	$52.31	(24.38%)	0.92%	0.92%(e)	(0.27%)	8%	$813,076
Year Ended 8/31/2021	$72.17	32.11%	0.93%	0.93%(e)	(0.32%)	18%	$1,418,896
Year Ended 8/31/2020	$55.18	50.29%	0.97%	0.97%(e)	(0.10%)	12%	$1,143,613
Year Ended 8/31/2019	$37.17	4.32%	0.99%	0.99%	0.09%	40%	$693,232
Year Ended 8/31/2018	$37.72	31.64%	1.00%	1.00%(e)	(0.09%)	28%	$686,134
Institutional 2 Class
Six Months Ended 2/28/2023 (Unaudited)	$52.13	0.53%	0.89%(d)	0.89%(d)	(0.02%)(d)	3%	$150,497
Year Ended 8/31/2022	$53.50	(24.33%)	0.87%	0.87%	(0.22%)	8%	$152,756
Year Ended 8/31/2021	$73.74	32.20%	0.87%	0.87%	(0.26%)	18%	$237,884
Year Ended 8/31/2020	$56.36	50.35%	0.90%	0.90%	(0.03%)	12%	$184,262
Year Ended 8/31/2019	$37.94	4.42%	0.92%	0.92%	0.17%	40%	$130,115
Year Ended 8/31/2018	$38.45	31.73%	0.93%	0.93%	(0.00%)(f)	28%	$101,134
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$53.70	0.01	0.17(c)	0.18	(1.54)	(1.54)
Year Ended 8/31/2022	$74.00	(0.11)	(17.09)	(17.20)	(3.10)	(3.10)
Year Ended 8/31/2021	$56.55	(0.14)	18.25	18.11	(0.66)	(0.66)
Year Ended 8/31/2020	$38.04	0.01	19.00	19.01	(0.50)	(0.50)
Year Ended 8/31/2019	$38.55	0.08	1.18	1.26	(1.77)	(1.77)
Year Ended 8/31/2018	$30.31	0.01	9.39	9.40	(1.16)	(1.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Technology Growth Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$52.34	0.55%	0.84%(d)	0.84%(d)	0.03%(d)	3%	$346,165
Year Ended 8/31/2022	$53.70	(24.29%)	0.82%	0.82%	(0.16%)	8%	$435,424
Year Ended 8/31/2021	$74.00	32.27%	0.82%	0.82%	(0.21%)	18%	$446,103
Year Ended 8/31/2020	$56.55	50.46%	0.85%	0.85%	0.02%	12%	$250,485
Year Ended 8/31/2019	$38.04	4.47%	0.87%	0.87%	0.22%	40%	$102,746
Year Ended 8/31/2018	$38.55	31.77%	0.88%	0.88%	0.03%	28%	$64,995
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Technology Growth Fund | Semiannual Report 2023	17

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Columbia Global Technology Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18	Columbia Global Technology Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Global Technology Growth Fund | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
20	Columbia Global Technology Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.81% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Columbia Global Technology Growth Fund | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended February 28, 2023, these minimum account balance fees reduced total expenses of the Fund by $460.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.
Sales charges
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the six months ended February 28, 2023, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	247,929
Class C	—	1.00(b)	3,886

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Class A	1.33%	1.37%
Advisor Class	1.08	1.12
Class C	2.08	2.12
Institutional Class	1.08	1.12
Institutional 2 Class	1.04	1.07
Institutional 3 Class	0.99	1.02
22	Columbia Global Technology Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
834,482,000	1,198,542,000	(69,179,000)	1,129,363,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
5,666,075	11,852,672
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $52,177,594 and $242,558,847, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition,
Columbia Global Technology Growth Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Information technology sector risk
The Fund is more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
24	Columbia Global Technology Growth Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 24.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Global Technology Growth Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
26	Columbia Global Technology Growth Fund | Semiannual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Global Technology Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR234_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Multi-Manager Total Return Bond Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Total Return Bond Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Total Return Bond Strategies Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of capital appreciation and current income.
Portfolio management
Loomis, Sayles & Company, L.P.
Christopher Harms
Clifton Rowe, CFA
Daniel Conklin, CFA
PGIM, Inc.
Michael Collins, CFA
Robert Tipp, CFA
Richard Piccirillo
Gregory Peters
Lindsay Rosner, CFA
TCW Investment Management Company LLC
Stephen Kane, CFA
Laird Landmann
Bryan Whalen, CFA
Voya Investment Management Co. LLC
Matthew Toms, CFA
Randall Parrish, CFA
David Goodson
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	-2.07	-10.23	0.49	1.06
Institutional 3 Class*	12/18/19	-2.07	-10.21	0.50	1.07
Bloomberg U.S. Aggregate Bond Index		-2.13	-9.72	0.53	1.12
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of a class include the returns of the Fund’s Class A shares for the period from April 20, 2012 (the inception date of the Fund) through January 2, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Asset-Backed Securities — Non-Agency	10.8
Commercial Mortgage-Backed Securities - Agency	0.9
Commercial Mortgage-Backed Securities - Non-Agency	5.5
Common Stocks	0.0(a)
Convertible Bonds	0.0(a)
Corporate Bonds & Notes	29.9
Foreign Government Obligations	1.5
Inflation-Indexed Bonds	0.1
Money Market Funds	8.2
Municipal Bonds	0.3
Residential Mortgage-Backed Securities - Agency	23.6
Residential Mortgage-Backed Securities - Non-Agency	4.2
Senior Loans	0.5
Treasury Bills	1.6
U.S. Government & Agency Obligations	0.1
U.S. Treasury Obligations	12.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at February 28, 2023)
AAA rating	55.5
AA rating	3.4
A rating	12.4
BBB rating	18.1
BB rating	3.6
B rating	2.2
CCC rating	0.6
CC rating	0.4
C rating	0.0(a)
D rating	0.0(a)
Not rated	3.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

4	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Market exposure through derivatives investments (% of notional exposure) (at February 28, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	109.8	(9.8)	100.0
Total Notional Market Value of Derivative Contracts	109.8	(9.8)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	979.30	1,022.36	2.40	2.46	0.49
Institutional 3 Class	1,000.00	1,000.00	979.30	1,022.51	2.26	2.31	0.46
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
6	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 11.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2021-B Class A
08/17/2026	1.030%	2,510,000	2,393,894
Series 2022-A Class A
05/17/2027	4.300%	525,000	505,522
Series 2023-A Class A
01/18/2028	6.610%	575,000	577,092
AGL CLO 11 Ltd.(a),(b)
Series 2021-11A Class AJ
3-month USD LIBOR + 1.350% Floor 1.350% 04/15/2034	6.142%	12,200,000	11,896,647
AGL CLO 12 Ltd.(a),(b)
Series 2021-12A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/20/2034	6.658%	1,000,000	945,951
AGL CLO Ltd.(a),(b)
Series 2021-13A Class A1
3-month USD LIBOR + 1.160% Floor 1.160% 10/20/2034	5.968%	5,250,000	5,177,162
AIG CLO(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/22/2034	6.565%	1,750,000	1,673,124
AIG CLO Ltd.(a),(b)
Series 2019-2A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/25/2033	5.918%	12,500,000	12,363,162
Series 2021-2A Class A
3-month USD LIBOR + 1.170% Floor 1.170% 07/20/2034	5.978%	6,950,000	6,824,462
AIMCO CLO Ltd.(a),(b)
Series 2020-11A Class AR
3-month USD LIBOR + 1.130% Floor 1.130% 10/17/2034	5.922%	4,000,000	3,932,156
Allegro CLO VII Ltd.(a),(b)
Series 2018-1A Class A
3-month USD LIBOR + 1.100% Floor 1.100% 06/13/2031	5.892%	7,500,000	7,398,570
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2020-4 Class C
12/14/2026	1.310%	1,409,919	1,387,328
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class B
02/13/2026	0.660%	170,260	169,941
Subordinated Series 2022-4 Class C
02/15/2029	7.860%	580,000	596,508
Americredit Automobile Receivables Trust
Subordinated Series 2022-1 Class B
04/19/2027	2.770%	2,175,000	2,055,109
AmeriCredit Automobile Receivables Trust
Series 2020-1 Class D
12/18/2025	1.800%	950,000	908,215
Series 2020-2 Class D
03/18/2026	2.130%	500,000	466,636
Series 2021-2 Class B
01/19/2027	0.690%	2,380,000	2,229,415
Series 2022-2 Class A3
04/18/2028	4.380%	2,090,000	2,059,123
Subordinated Series 2019-1 Class D
03/18/2025	3.620%	2,250,000	2,228,058
Subordinated Series 2019-3 Class D
09/18/2025	2.580%	1,450,000	1,395,596
Subordinated Series 2020-2 Class B
02/18/2026	0.970%	540,000	529,738
Subordinated Series 2021-2 Class C
01/19/2027	1.010%	2,905,000	2,658,920
Subordinated Series 2021-3 Class C
08/18/2027	1.410%	3,080,000	2,776,651
AMMC CLO Ltd.(a),(b),(c)
Series 2023-26A Class A1
3-month Term SOFR + 1.950% Floor 1.950% 04/15/2036	5.000%	2,200,000	2,199,809
Anchorage Capital CLO Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.250% 10/13/2030	6.065%	5,250,000	5,212,058
Series 2016-8A Class AR2
3-month USD LIBOR + 1.200% Floor 1.200% 10/27/2034	6.015%	11,500,000	11,259,639
Series 2021-21A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/20/2034	6.558%	10,000,000	9,811,420
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Apidos CLO XXII(a),(b)
Series 2015-22A Class A1R
3-month USD LIBOR + 1.060% Floor 1.060% 04/20/2031	5.868%	6,400,000	6,348,960
Apidos CLO XXIV(a),(b)
Series 2016-24A
3-month USD LIBOR + 2.050% Floor 2.050% 10/20/2030	6.858%	2,900,000	2,781,126
Applebee’s Funding LLC/IHOP Funding LLC(a)
Series 2019-1A Class A2I
06/07/2049	4.194%	1,039,500	1,003,743
Series 2019-1A Class AII
06/07/2049	4.723%	495,000	446,793
Aqua Finance Trust(a)
Series 2020-AA Class A
07/17/2046	1.900%	684,379	636,616
Series 2021-A Class A
07/17/2046	1.540%	2,063,690	1,838,475
ArrowMark Colorado Holdings(a),(b)
Series 2017-6A Class A1
3-month USD LIBOR + 1.280% 07/15/2029	6.072%	1,614,430	1,602,117
Atrium XII(a),(b)
Series 2012A Class AR
3-month USD LIBOR + 0.830% 04/22/2027	5.645%	8,839,894	8,792,592
Avis Budget Rental Car Funding AESOP LLC(a)
Series 2020-1A Class A
08/20/2026	2.330%	115,000	106,809
Series 2020-2A Class A
02/20/2027	2.020%	1,600,000	1,443,105
Series 2022-5A Class A
04/20/2027	6.120%	3,240,000	3,289,230
Series 2023-2A Class A
10/20/2027	5.200%	1,270,000	1,252,805
Bain Capital Credit CLO Ltd.(a),(b)
Series 2019-3A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 10/21/2034	5.975%	17,250,000	16,867,188
Balboa Bay Loan Funding Ltd.(a),(b)
Series 2020-1A Class AR
3-month USD LIBOR + 1.120% Floor 1.120% 01/20/2032	5.928%	13,750,000	13,593,731
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ballyrock CLO Ltd.(a),(b)
Series 2023-23A Class A1
3-month Term SOFR + 1.980% Floor 1.980% 04/25/2036	6.971%	5,000,000	4,999,515
Barings CLO Ltd.(a),(b)
Series 2020-2A Class AR
3-month USD LIBOR + 1.010% Floor 1.010% 10/15/2033	5.802%	7,500,000	7,422,090
Series 2020-4A Class A
3-month USD LIBOR + 1.220% Floor 1.220% 01/20/2032	6.028%	6,500,000	6,448,156
Barings CLO Ltd.(a),(b),(c)
Series 2023-1A Class A
3-month Term SOFR + 1.750% Floor 1.750% 04/20/2036	5.500%	8,500,000	8,499,269
Beacon Container Finance II LLC(a)
Series 2021-1A Class A
10/22/2046	2.250%	2,080,000	1,832,961
Benefit Street Partners CLO X Ltd.(a),(b)
Series 2016-10A Class BRR
3-month USD LIBOR + 2.150% Floor 2.150% 04/20/2034	6.958%	2,810,000	2,645,247
BHG Securitization Trust(a)
Series 2022-C Class A
10/17/2035	5.320%	811,137	804,098
BlueMountain CLO XXVIII Ltd.(a),(b)
Series 2021-28A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/15/2034	6.792%	1,300,000	1,214,638
BlueMountain CLO XXXI Ltd.(a),(b)
Series 2021-31A Class A1
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2034	5.948%	4,050,000	3,975,921
Series 2021-31A Class A2
3-month USD LIBOR + 1.400% Floor 1.400% 04/19/2034	6.198%	3,600,000	3,492,022
BlueMountain Fuji US CLO II Ltd.(a),(b)
Series 2017-2A Class A1AR
3-month USD LIBOR + 1.000% 10/20/2030	5.808%	11,500,000	11,403,227
Bojangles Issuer LLC(a)
Series 2020-1A Class A2
10/20/2050	3.832%	1,584,000	1,434,845

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canyon Capital CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2032	5.892%	17,500,000	17,324,142
CARDS II Trust(a)
Subordinated Series 2021-1A Class B
04/15/2027	0.931%	2,850,000	2,697,382
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A1AR
3-month USD LIBOR + 1.100% Floor 1.100% 10/15/2030	5.892%	3,905,457	3,888,269
Series 2014-3RA Class A1A
3-month USD LIBOR + 1.050% 07/27/2031	5.865%	21,572,361	21,410,439
Series 2016-1A Class A1R2
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	5.948%	5,750,000	5,634,879
Carlyle US CLO Ltd.(a),(b)
Series 2017-2A Class A2R
3-month USD LIBOR + 1.600% Floor 1.600% 07/20/2031	6.408%	2,100,000	2,015,609
Series 2020-1A Class BR
3-month USD LIBOR + 2.000% Floor 2.000% 07/20/2034	6.808%	1,250,000	1,177,478
Carmax Auto Owner Trust
Series 2019-2 Class C
02/18/2025	3.160%	3,270,000	3,243,636
CarNow Auto Receivables Trust(a)
Series 2023-1A Class A
12/16/2024	6.620%	1,045,000	1,047,177
Carvana Auto Receivables Trust
Series 2021-N2 Class B
03/10/2028	0.750%	482,085	441,505
Series 2021-P4 Class A3
01/11/2027	1.310%	6,320,000	5,976,134
Series 2022-P3 Class A3
11/10/2027	4.610%	1,165,000	1,127,736
Subordinated Series 2021-N4 Class C
09/11/2028	1.720%	1,782,244	1,714,635
Carvana Auto Receivables Trust(a)
Series 2023-P1 Class A3
12/10/2027	5.980%	6,205,000	6,185,264
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Chancelight, Inc.(a),(b)
Series 2012-2 Class A
1-month USD LIBOR + 0.730% Floor 0.730% 04/25/2039	5.347%	298,097	297,529
CIFC Funding IV Ltd.(a),(b)
Series 2015-4A Class BR2
3-month USD LIBOR + 1.900% Floor 1.900% 04/20/2034	6.708%	6,300,000	5,965,079
CIFC Funding Ltd.(a),(b)
Series 2019-6A Class A2
3-month USD LIBOR + 1.750% Floor 1.750% 01/16/2033	6.542%	2,000,000	1,984,264
CIT Education Loan Trust(a),(b)
Series 2007-1 Class B
3-month USD LIBOR + 0.300% Floor 0.300% 06/25/2042	5.024%	429,660	400,557
CLI Funding VIII LLC(a)
Series 2022-1A Class A1
01/18/2047	2.720%	2,714,400	2,340,397
Commonbond Student Loan Trust(a)
Series 2018-CGS Class B
02/25/2046	4.250%	160,696	152,673
Series 2020-AGS Class A
08/25/2050	1.980%	1,087,695	922,928
Credit Acceptance Auto Loan Trust(a)
Series 2020-2A Class A
07/16/2029	1.370%	654,705	650,504
Series 2020-3A Class B
12/17/2029	1.770%	2,105,000	2,010,400
Series 2021-3A Class A
05/15/2030	1.000%	2,125,000	2,047,094
Series 2021-4 Class A
10/15/2030	1.260%	1,890,000	1,771,997
Series 2022-3A Class A
10/15/2032	6.570%	6,030,000	6,125,240
Crown Point CLO Ltd.(a),(b)
Series 2021-11A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 01/17/2034	5.912%	14,250,000	14,114,696
DataBank Issuer LLC(a),(d),(e)
Series 2023-1 Class A2
02/25/2053	5.116%	3,400,000	3,135,411
DB Master Finance LLC(a)
Series 2017-1A Class A2II
11/20/2047	4.030%	1,187,500	1,102,785

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2019-1A Class A23
05/20/2049	4.352%	1,158,000	1,079,446
Series 2019-1A Class A2II
05/20/2049	4.021%	627,250	589,035
Subordinated Series 2021-1A Class A23
11/20/2051	2.791%	4,345,000	3,488,669
Domino’s Pizza Master Issuer LLC(a)
Series 2018-1A Class A2I
07/25/2048	4.116%	1,436,250	1,367,230
Series 2021-1A Class A2II
04/25/2051	3.151%	3,144,000	2,621,321
Donlen Fleet Lease Funding 2 LLC(a)
Series 2021-2 Class A2
12/11/2034	0.560%	2,304,951	2,232,596
Drive Auto Receivables Trust
Subordinated Series 2021-2 Class B
12/15/2025	0.580%	1,868,113	1,856,760
Subordinated Series 2021-3 Class B
05/15/2026	1.110%	2,745,000	2,688,430
Driven Brands Funding LLC(a)
Series 2019-1A Class A2
04/20/2049	4.641%	1,728,000	1,602,773
Dryden 86 CLO Ltd.(a),(b)
Series 2020-86A Class CR
3-month USD LIBOR + 2.000% Floor 2.000% 07/17/2034	6.792%	3,000,000	2,829,825
Dryden CLO Ltd.(a),(b)
Series 2019-75A Class AR2
3-month USD LIBOR + 1.040% Floor 1.040% 04/15/2034	5.832%	4,000,000	3,909,608
Series 2019-75A Class CR2
3-month USD LIBOR + 1.800% Floor 1.800% 04/15/2034	6.592%	5,000,000	4,657,755
DT Auto Owner Trust(a)
Series 2020-2A Class C
03/16/2026	3.280%	705,426	698,477
Series 2021-1A Class B
09/15/2025	0.620%	23,430	23,332
Series 2021-2A Class B
01/15/2027	0.810%	1,698,087	1,675,303
Subordinated Series 2021-4A Class C
09/15/2027	1.500%	2,550,000	2,371,475
Subordinated Series 2022-2A Class B
01/15/2027	4.220%	4,445,000	4,350,286
Subordinated Series 2022-3A Class B
07/17/2028	6.740%	3,155,000	3,200,617
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2023-1A Class B
10/16/2028	5.190%	1,210,000	1,197,048
Eaton Vance CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.100% Floor 1.100% 04/15/2031	5.892%	4,670,000	4,627,354
Education Loan Asset-Backed Trust I(a),(b)
Series 2013-1 Class A2
1-month USD LIBOR + 0.800% Floor 0.800% 04/26/2032	5.417%	2,133,244	2,115,835
EFS Volunteer No. 2 LLC(a),(b)
Series 2012-1 Class A2
1-month USD LIBOR + 1.350% Floor 1.350% 03/25/2036	5.967%	1,043,611	1,031,344
ELFI Graduate Loan Program LLC(a)
Series 2019-A Class A
03/25/2044	2.540%	761,482	693,370
ELFI Graduate Loan Program LLC(a),(f)
Subordinated Series 2019-A Class B
03/25/2044	2.940%	381,482	340,598
Ellington CLO II Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.700% Floor 1.700% 02/15/2029	6.564%	5,547,927	5,531,172
Elmwood CLO II Ltd.(a),(b)
Series 2019-2A Class AR
3-month USD LIBOR + 1.150% Floor 1.150% 04/20/2034	5.958%	27,250,000	26,900,110
Elmwood CLO VII Ltd.(a),(b)
Series 2020-4A Class A
3-month USD LIBOR + 1.390% Floor 1.390% 01/17/2034	6.182%	2,000,000	1,988,704
Enterprise Fleet Financing LLC(a)
Series 2022-3 Class A2
07/20/2029	4.380%	1,175,000	1,154,390
Exeter Automobile Receivables Trust(a)
Series 2020-2A Class C
05/15/2025	3.280%	272,048	271,196
Exeter Automobile Receivables Trust
Series 2022-3A Class B
12/15/2026	4.860%	3,815,000	3,743,882
Subordinated Series 2020-3A Class C
07/15/2025	1.320%	210,399	208,623
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	400,000	386,747

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-2A Class B
09/15/2025	0.570%	442,155	440,302
Subordinated Series 2021-3A Class B
01/15/2026	0.690%	1,823,662	1,803,649
Subordinated Series 2021-4 Class B
05/15/2026	1.050%	4,250,000	4,175,432
Subordinated Series 2022-6 Class B
08/16/2027	6.030%	1,540,000	1,546,920
Subordinated Series 2023-1A Class B
04/15/2027	5.720%	2,580,000	2,578,388
SubordinatedSeries 2022-5A Class B
03/15/2027	5.970%	4,890,000	4,894,759
Flagship Credit Auto Trust(a)
Series 2020-2 Class C
04/15/2026	3.800%	143,990	143,247
Series 2022-4 Class A3
06/15/2027	6.320%	3,475,000	3,532,122
Subordinated Series 2020-4 Class C
02/16/2027	1.280%	585,000	558,324
Subordinated Series 2021-2 Class B
06/15/2027	0.930%	1,800,000	1,739,905
Subordinated Series 2021-3 Class B
07/15/2027	0.950%	1,325,000	1,245,799
Flatiron CLO 21 Ltd.(a),(b)
Series 2021-1A Class C
3-month USD LIBOR + 1.850% Floor 1.850% 07/19/2034	6.648%	2,000,000	1,885,546
Ford Credit Auto Owner Trust(a)
Series 2018-1 Class A
07/15/2031	3.190%	7,110,000	6,834,244
Series 2021-1 Class A
10/17/2033	1.370%	3,415,000	3,032,412
Subordinated Series 2021-2 Class C
05/15/2034	2.110%	3,900,000	3,393,472
Subordinated Series 2021-2 Class D
05/15/2034	2.600%	2,300,000	1,942,887
Subordinated Series 2023-1 Class C
08/15/2035	5.580%	3,900,000	3,852,335
Foursight Capital Automobile Receivables Trust(a)
Series 2022-1 Class A3
12/15/2026	1.830%	2,405,000	2,306,408
Series 2022-2 Class A3
06/15/2027	4.590%	2,130,000	2,078,337
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Galaxy XXII CLO Ltd.(a),(b)
Series 2016-22A Class ARR
3-month USD LIBOR + 1.200% Floor 1.200% 04/16/2034	5.992%	3,200,000	3,157,398
Global SC Finance II SRL(a)
Series 2014-1A Class A2
07/17/2029	3.090%	539,022	519,810
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2020-4A Class C
11/17/2025	1.140%	1,090,403	1,074,210
Subordinated Series 2021-3A Class B
11/17/2025	0.780%	2,060,000	2,012,834
Subordinated Series 2021-4A Class B
04/15/2026	1.530%	5,855,000	5,630,088
GM Financial Automobile Leasing Trust
Subordinated Series 2022-3 Class C
08/20/2026	5.130%	2,350,000	2,308,068
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 Class A3
12/16/2024	1.490%	204,622	202,585
GMF Floorplan Owner Revolving Trust(a)
Series 2020-1 Class A
08/15/2025	0.680%	1,115,000	1,091,764
Goal Capital Funding Trust(b)
Series 2006-1 Class B
3-month USD LIBOR + 0.450% Floor 0.450% 08/25/2042	5.408%	488,987	449,182
GoodLeap Sustainable Home Solutions Trust(a)
Series 2021-3CS Class A
05/20/2048	2.100%	2,981,748	2,352,526
Greenwood Park CLO Ltd.(a),(b)
Series 2018-1A Class A2
3-month USD LIBOR + 1.010% Floor 1.010% 04/15/2031	5.802%	15,000,000	14,858,730
Greywolf CLO III Ltd.(a),(b)
Series 2020-3RA Class A1R
3-month USD LIBOR + 1.290% Floor 1.290% 04/15/2033	6.204%	6,500,000	6,449,645
Greywolf CLO VII Ltd.(a),(b)
Series 2018-2A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 10/20/2031	5.988%	6,250,000	6,220,150
Helios Issuer LLC(a)
Series 2020-AA Class A
06/20/2047	2.980%	1,043,887	914,582

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Henderson Receivables LLC(a)
Series 2013-3A Class A
01/17/2073	4.080%	1,523,133	1,389,468
Series 2014-2A Class A
01/17/2073	3.610%	1,819,250	1,546,434
Hilton Grand Vacations Trust(a)
Subordinated Series 2022-2A Class C
01/25/2037	5.570%	267,539	257,037
HPS Loan Management Ltd.(a),(b)
Series 2010-A16 Class A1RR
3-month USD LIBOR + 1.140% Floor 1.140% 04/20/2034	5.948%	9,750,000	9,590,129
Series 2021-16A Class A1
3-month USD LIBOR + 1.140% Floor 1.140% 01/23/2035	5.955%	7,300,000	7,147,255
ICG US CLO Ltd.(a),(b)
Series 2014-3A Class A1RR
3-month USD LIBOR + 1.030% 04/25/2031	5.848%	7,232,319	7,134,357
JG Wentworth XLIII LLC(a)
Series 2019-1A Class A
08/17/2071	3.820%	984,874	871,680
JPMorgan Chase Bank NA(a)
Series 2021-3 Class E
02/26/2029	2.102%	407,690	380,444
Subordinated Series 2021-1 Class D
09/25/2028	1.174%	343,207	329,871
Subordinated Series 2021-2 Class D
12/26/2028	1.138%	755,119	721,671
Kayne CLO Ltd.(a),(b)
Series 2019-6A Class A2
3-month USD LIBOR + 1.850% Floor 1.850% 01/20/2033	6.658%	1,500,000	1,485,410
Kayne Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% Floor 1.750% 07/15/2031	6.542%	1,820,000	1,732,764
Series 2021-10A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/23/2034	6.565%	1,600,000	1,503,197
KKR CLO Ltd.(a),(b)
Series 2032A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 01/15/2032	6.112%	17,000,000	16,874,166
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lending Funding Trust(a)
Series 2020-2A Class A
04/21/2031	2.320%	700,000	619,989
Lendmark Funding Trust(a)
Series 2019-2A Class A
04/20/2028	2.780%	1,243,585	1,213,175
Series 2021-1A Class A
11/20/2031	1.900%	5,000,000	4,271,900
Subordinated Series 2021-1A Class B
11/20/2031	2.470%	200,000	165,885
Subordinated Series 2021-1A Class C
11/20/2031	3.410%	100,000	80,525
Loanpal Solar Loan Ltd.(a)
Series 2020-2GF Class A
07/20/2047	2.750%	1,445,467	1,205,225
Logan CLO I Ltd.(a),(b)
Series 2021-1A Class A
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	5.968%	15,000,000	14,781,315
Madison Park Funding LIX Ltd.(a),(b)
Series 2021-59A Class A
3-month USD LIBOR + 1.140% Floor 1.140% 01/18/2034	5.935%	12,500,000	12,335,000
Madison Park Funding XLVIII Ltd.(a),(b)
Series 2021-48A Class A
3-month USD LIBOR + 1.150% Floor 1.150% 04/19/2033	5.948%	6,500,000	6,442,254
Series 2021-48A Class C
3-month USD LIBOR + 2.000% Floor 2.000% 04/19/2033	6.798%	1,520,000	1,470,694
Madison Park Funding XXI Ltd.(a),(b)
Series 2016-21A Class AARR
3-month USD LIBOR + 1.080% Floor 1.080% 10/15/2032	5.872%	17,000,000	16,807,254
Series 2016-21A Class ABRR
3-month USD LIBOR + 1.400% Floor 1.400% 10/15/2032	6.192%	1,750,000	1,720,308
Madison Park Funding XXXVIII Ltd.(a),(b)
Series 2021-38A Class A
3-month USD LIBOR + 1.120% Floor 1.120% 07/17/2034	5.912%	15,000,000	14,767,020

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Magnetite XVII Ltd.(a),(b)
Series 2016-17A Class AR
3-month USD LIBOR + 1.100% 07/20/2031	5.908%	1,050,000	1,043,776
Marathon CLO Ltd.(a),(b)
Series 2020-15A Class A1S
3-month USD LIBOR + 1.700% Floor 1.700% 11/15/2031	6.564%	20,500,000	20,337,906
Mariner Finance Issuance Trust(a)
Series 2019-AA Class A
07/20/2032	2.960%	519,859	511,339
Series 2020-AA Class A
08/21/2034	2.190%	1,000,000	949,745
Marlette Funding Trust(a)
Series 2021-1A Class C
06/16/2031	1.410%	700,000	676,191
Series 2021-3A Class A
12/15/2031	0.650%	574,302	570,549
Series 2022-3A Class A
11/15/2032	5.180%	5,879,215	5,851,004
Massachusetts Educational Financing Authority
Series 2018-A Class A
05/25/2033	3.850%	1,466,974	1,419,564
Merlin Aviation Holdings DAC(a)
Series 2016-1 Class A
12/15/2032	4.500%	484,149	381,720
MF1 Ltd.(a),(b)
Series 2021-FL6 Class D
1-month USD LIBOR + 2.550% Floor 2.550% 07/16/2036	7.151%	7,000,000	6,571,764
Series 2022-FL8 Class A
30-day Average SOFR + 1.350% Floor 1.350% 02/19/2037	5.768%	3,450,000	3,408,069
MidOcean Credit CLO VIII(a),(b)
Series 2018-8A Class B
3-month USD LIBOR + 1.650% 02/20/2031	6.565%	6,600,000	6,360,499
Mid-State Capital Corp. Trust(a)
Series 2006-1 Class A
10/15/2040	5.787%	585,648	566,341
Mill City Solar Loan Ltd.(a)
Series 2019-1A Class A
03/20/2043	4.340%	1,033,971	940,084
Series 2019-2GS Class A
07/20/2043	3.690%	1,093,121	983,005
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mosaic Solar Loan Trust(a)
Series 2018-1A Class A
06/22/2043	4.010%	525,010	484,638
Series 2019-1A Class A
12/21/2043	4.370%	1,086,146	1,008,685
Series 2020-2A Class A
08/20/2046	1.440%	1,949,445	1,622,520
Series 2021-2A Class B
04/22/2047	2.090%	983,786	767,810
Subordinated Series 2018-2GS Class B
02/22/2044	4.740%	935,535	868,020
Subordinated Series 2020-2A Class B
08/20/2046	2.210%	1,243,124	1,049,574
Mosaic Solar Loans LLC(a)
Series 2017-2A Class A
06/22/2043	3.820%	551,609	505,323
Navient Private Education Refi Loan Trust(a)
Series 2020-BA Class A2
01/15/2069	2.120%	1,186,586	1,070,496
Series 2020-DA Class A
05/15/2069	1.690%	848,302	768,209
Series 2020-FA Class A
07/15/2069	1.220%	791,118	719,232
Series 2020-GA Class A
09/16/2069	1.170%	1,456,771	1,293,463
Series 2020-HA Class A
01/15/2069	1.310%	740,359	674,012
Series 2021-A Class A
05/15/2069	0.840%	758,519	656,567
Navient Student Loan Trust(b)
Series 2014-3 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	5.126%	3,871,083	3,783,391
Series 2014-4 Class A
1-month USD LIBOR + 0.620% Floor 0.620% 03/25/2083	5.126%	1,667,940	1,651,484
Nelnet Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.450% 08/23/2036	5.372%	5,355,884	5,188,679
Series 2014-4A Class A2
1-month USD LIBOR + 0.950% Floor 0.950% 11/25/2048	5.567%	4,210,000	4,200,828

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Neuberger Berman CLO XVII Ltd.(a),(b)
Series 2014-17A Class CR2
3-month USD LIBOR + 2.000% Floor 2.000% 04/22/2029	6.815%	2,000,000	1,921,314
Neuberger Berman Loan Advisers CLO Ltd.(a),(b)
Series 2019-33A Class CR
3-month USD LIBOR + 1.900% Floor 1.900% 10/16/2033	6.692%	2,000,000	1,905,728
Series 2021-40A Class C
3-month USD LIBOR + 1.750% Floor 1.750% 04/16/2033	6.542%	4,650,000	4,416,672
New Economy Assets Phase 1 Sponsor LLC(a)
Series 2021-1 Class A1
10/20/2061	1.910%	5,030,000	4,307,535
Oaktree CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.110% Floor 1.110% 04/22/2030	5.925%	5,000,000	4,961,155
Series 2021-1A Class A1
3-month USD LIBOR + 1.160% Floor 1.160% 07/15/2034	5.952%	5,400,000	5,291,941
OCP CLO Ltd.(a),(b)
Series 2020-18A Class CR
3-month USD LIBOR + 1.950% Floor 1.950% 07/20/2032	6.758%	500,000	480,143
Octagon Investment Partners 32 Ltd.(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.200% Floor 1.200% 07/15/2029	5.992%	7,400,000	7,252,836
Octagon Investment Partners 46 Ltd.(a),(b)
Series 2020-2A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/15/2036	5.952%	7,900,000	7,774,208
OHA Credit Funding Ltd.(a),(b)
Series 2021-8A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 01/18/2034	6.695%	1,350,000	1,286,754
OHA Credit Partners VII Ltd.(a),(b)
Series 2012-7A Class CR3
3-month USD LIBOR + 1.800% Floor 1.800% 02/20/2034	6.475%	5,000,000	4,719,655
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OneMain Direct Auto Receivables Trust(a)
Series 2019-1A Class A
09/14/2027	3.630%	6,900,000	6,641,286
Subordinated Series 2019-1A Class B
11/14/2028	3.950%	1,500,000	1,394,065
Subordinated Series 2019-1A Class D
04/14/2031	4.680%	2,900,000	2,636,140
Subordinated Series 2021-1A Class C
07/14/2028	1.420%	7,367,000	6,249,581
Subordinated Series 2021-1A Class D
11/14/2030	1.620%	900,000	756,086
Subordinated Series 2023-1A Class C
02/14/2031	6.140%	3,100,000	3,081,733
OneMain Financial Issuance Trust(a)
Series 2020-2A Class A
09/14/2035	1.750%	2,700,000	2,399,833
Series 2022-S1 Class A
05/14/2035	4.130%	7,275,000	6,981,504
Subordinated Series 2022-2 Class D
10/14/2034	6.550%	6,280,000	6,003,217
Oscar US Funding XII LLC(a)
Series 2021-1A Class A4
04/10/2028	1.000%	2,050,000	1,882,635
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A
3-month USD LIBOR + 1.250% Floor 1.250% 10/22/2030	6.065%	12,859,536	12,762,472
Pagaya AI Debt Trust(a)
Series 2022-1 Class A
10/15/2029	2.030%	1,642,585	1,591,871
Palmer Square CLO Ltd.(a),(b)
Series 2014-1A Class A1R2
3-month USD LIBOR + 1.130% Floor 1.130% 01/17/2031	5.922%	8,000,000	7,967,232
Series 2020-3A Class BR
3-month USD LIBOR + 1.950% Floor 1.950% 11/15/2031	6.814%	2,000,000	1,915,120
Park Avenue Institutional Advisers CLO Ltd.(a),(b)
Series 2017-1A Class A1R
3-month USD LIBOR + 1.240% Floor 1.240% 02/14/2034	6.109%	5,000,000	4,891,585
Series 2019-2A Class A1
3-month USD LIBOR + 1.180% Floor 1.180% 10/15/2034	5.972%	15,000,000	14,633,175

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Planet Fitness Master Issuer LLC(a)
Series 2018-1A Class A2II
09/05/2048	4.666%	3,858,725	3,594,721
Prestige Auto Receivables Trust(a)
Subordinated Series 2021-1A Class C
02/15/2028	1.530%	2,525,000	2,351,326
Primose Funding LLC(a)
Series 2019-1A Class A2
07/30/2049	4.475%	1,451,250	1,341,668
Regional Management Issuance Trust(a)
Series 2022-1 Class A
03/15/2032	3.070%	2,800,000	2,590,428
Rockford Tower CLO Ltd.(a),(b)
Series 2021-1A Class B
3-month USD LIBOR + 1.650% Floor 1.650% 07/20/2034	6.458%	7,900,000	7,652,422
Series 2021-3A Class B
3-month USD LIBOR + 1.750% Floor 1.750% 10/20/2034	6.558%	10,000,000	9,732,610
Santander Bank Auto Credit-Linked Notes(a)
Subordinated Series 2022-A Class C
05/15/2032	7.375%	1,089,165	1,067,465
Santander Consumer Auto Receivables Trust(a)
Series 2020-AA Class C
02/17/2026	3.710%	1,310,000	1,301,976
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	700,000	683,397
Series 2022-7 Class A3
04/15/2027	5.750%	775,000	779,700
Subordinated Series 2020-2 Class C
09/15/2025	1.460%	178,323	178,039
Subordinated Series 2020-3 Class D
11/16/2026	1.640%	2,900,000	2,804,018
Subordinated Series 2020-4 Class C
01/15/2026	1.010%	1,105,087	1,094,266
Subordinated Series 2020-4 Class D
01/15/2027	1.480%	1,800,000	1,727,360
Subordinated Series 2022-1 Class B
08/17/2026	2.360%	4,005,000	3,892,993
Subordinated Series 2022-3 Class B
08/16/2027	4.130%	3,710,000	3,619,263
Subordinated Series 2022-4 Class B
11/15/2027	4.420%	3,505,000	3,412,111
Subordinated Series 2022-5 Class B
03/15/2027	4.430%	1,880,000	1,845,387
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2023-1 Class C
05/15/2030	5.090%	810,000	793,677
SCF Equipment Leasing LLC(a)
Series 2022-1A Class A3
07/20/2029	2.920%	2,440,000	2,277,404
Shackleton VR CLO Ltd.(a),(b)
Series 2014-5RA Class A
3-month USD LIBOR + 1.100% Floor 1.100% 05/07/2031	5.934%	11,000,000	10,861,576
Sixth Street CLO XVI Ltd.(a),(b)
Series 2020-16A Class A1A
3-month USD LIBOR + 1.320% Floor 1.320% 10/20/2032	6.128%	25,250,000	25,169,377
SLM Student Loan Trust(b)
Series 2008-2 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2083	6.018%	1,165,000	919,961
Series 2008-3 Class B
3-month USD LIBOR + 1.200% Floor 1.200% 04/26/2083	6.018%	1,165,000	1,045,587
Series 2008-4 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 04/25/2073	6.668%	1,165,000	1,123,796
Series 2008-5 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/25/2073	6.668%	4,060,000	3,813,633
Series 2008-6 Class A4
3-month USD LIBOR + 1.100% Floor 1.100% 07/25/2023	5.918%	3,635,012	3,536,723
Series 2008-6 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	6.668%	1,165,000	1,089,738
Series 2008-7 Class B
3-month USD LIBOR + 1.850% Floor 1.850% 07/26/2083	6.668%	1,165,000	1,090,381
Series 2008-8 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2075	7.068%	1,165,000	1,122,602

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2008-9 Class B
3-month USD LIBOR + 2.250% Floor 2.250% 10/25/2083	7.068%	1,165,000	1,121,501
Series 2012-2 Class A
1-month USD LIBOR + 0.700% Floor 0.700% 01/25/2029	5.206%	4,463,620	4,298,055
Series 2012-7 Class A3
1-month USD LIBOR + 0.650% Floor 0.650% 05/26/2026	5.156%	2,175,785	2,087,637
SMB Private Education Loan Trust(a)
Series 2020-PTA Class A2A
09/15/2054	1.600%	2,488,820	2,210,508
SoFi Professional Loan Program LLC(a),(b)
Series 2016-D Class A1
1-month USD LIBOR + 0.950% 01/25/2039	5.567%	27,553	27,482
SoFi Professional Loan Program LLC(a)
Series 2017-A Class A2B
03/26/2040	2.400%	20,199	20,024
Series 2017-D Class A2FX
09/25/2040	2.650%	249,363	237,196
Series 2017-E Class A2B
11/26/2040	2.720%	8,844	8,794
Series 2018-A Class A2B
02/25/2042	2.950%	76,849	73,813
Series 2019-A Class BFX
06/15/2048	4.110%	2,500,000	2,302,926
Subordinated Series 2018-B Class BFX
08/25/2047	3.830%	2,700,000	2,413,200
Subordinated Series 2019-B Class BFX
08/17/2048	3.730%	2,500,000	2,227,825
SoFi Professional Loan Program Trust(a)
Subordinated Series 2020-B Class BFX
05/15/2046	2.730%	2,200,000	1,608,477
Sonic Capital LLC(a)
Series 2020-1A Class A2I
01/20/2050	3.845%	1,852,500	1,666,734
Sound Point CLO II Ltd.(a),(b)
Series 2013-1A Class A1R
3-month USD LIBOR + 1.070% Floor 1.070% 01/26/2031	5.892%	6,000,000	5,926,668
Sunnova Sol II Issuer LLC(a)
Series 2020-2A Class A
11/01/2055	2.730%	2,820,271	2,163,522
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sunnova Sol III Issuer LLC(a)
Series 2021-1 Class A
04/28/2056	2.580%	2,431,106	1,862,450
Sunrun Athena Issuer LLC(a)
Series 2018-1 Class A
04/30/2049	5.310%	1,800,140	1,703,654
Sunrun Callisto Issuer LLC(a)
Series 2019-1A Class A
06/30/2054	3.980%	1,418,630	1,261,043
Taco Bell Funding LLC(a)
Series 2021-1A Class A2I
08/25/2051	1.946%	2,468,750	2,129,989
TCI-Flatiron CLO Ltd.(a),(b)
Series 2018-1A Class CR
3-month USD LIBOR + 1.750% Floor 1.750% 01/29/2032	6.552%	2,300,000	2,200,527
TCW CLO Ltd.(a),(b)
Series 2017-1A Class A1RR
3-month USD LIBOR + 1.180% Floor 1.180% 10/29/2034	5.982%	6,750,000	6,620,501
Series 2017-1A Class BRR
3-month USD LIBOR + 1.700% Floor 1.700% 10/29/2034	6.502%	6,500,000	6,310,987
Series 2021-1A Class C
3-month USD LIBOR + 1.900% Floor 1.900% 03/18/2034	6.708%	3,150,000	2,952,700
TCW CLO Ltd.(a),(b),(c)
Series 2023-1A Class A1N
3-month Term SOFR + 2.070% 04/28/2036	4.500%	1,000,000	999,915
Telos CLO Ltd.(a),(b)
Series 2013-4A Class AR
3-month USD LIBOR + 1.240% Floor 1.240% 01/17/2030	6.032%	10,061,078	9,976,515
Textainer Marine Containers VII Ltd.(a)
Series 2021-2A Class A
04/20/2046	2.230%	3,754,672	3,243,313
THL Credit Wind River CLO Ltd.(a),(b)
Series 2019-1A Class AR
3-month USD LIBOR + 1.160% Floor 1.160% 07/20/2034	5.968%	10,000,000	9,762,900

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
TIAA CLO I Ltd.(a),(b)
Series 2016-1A Class AR
3-month USD LIBOR + 1.200% Floor 1.200% 07/20/2031	6.008%	6,750,000	6,658,180
Toyota Auto Loan Extended Note Trust(a)
Series 2020-1A Class A
05/25/2033	1.350%	1,405,000	1,289,068
Trafigura Securitisation Finance PLC(a)
Subordinated Series 2021-1A Class B
01/15/2025	1.780%	1,550,000	1,380,348
Tralee CLO VI Ltd.(a),(b)
Series 2019-6A Class A1R
3-month USD LIBOR + 1.170% Floor 1.170% 10/25/2032	5.988%	25,000,000	24,575,275
Tralee CLO VII Ltd(a),(b)
Series 2021-7A Class A1
3-month USD LIBOR + 1.320% Floor 1.320% 04/25/2034	6.138%	9,250,000	9,088,449
Trestles CLO V LTD.(a),(b)
Series 2021-5A Class B1
3-month USD LIBOR + 1.650% Floor 1.650% 10/20/2034	6.458%	6,800,000	6,619,909
Trinitas CLO VII Ltd.(a),(b)
Series 2017-7A Class A1R
3-month USD LIBOR + 1.200% Floor 1.200% 01/25/2035	6.018%	4,000,000	3,914,488
Triton Container Finance VIII LLC(a)
Series 2021-1A Class A
03/20/2046	1.860%	2,678,667	2,270,229
United Auto Credit Securitization Trust(a)
Series 2022-1 Class B
03/10/2025	2.100%	1,205,000	1,198,086
Subordinated Series 2022-2 Class C
05/10/2027	5.810%	1,995,000	1,949,858
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	1,900,000	1,895,465
Venture CLO Ltd.(a),(b)
Series 2017-28AA Class A1R
3-month USD LIBOR + 1.210% Floor 1.210% 10/20/2034	6.018%	12,500,000	12,210,562
Venture XXVII CLO Ltd.(a),(b)
Series 2017-27A Class CR
3-month USD LIBOR + 2.300% 07/20/2030	7.108%	4,100,000	3,870,170
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Voya CLO Ltd.(a),(b)
Series 2013-1A Class A1AR
3-month USD LIBOR + 1.210% Floor 1.210% 10/15/2030	6.002%	7,172,560	7,131,483
Series 2016-1A Class A1R
3-month Term SOFR + 1.332% Floor 1.070% 01/20/2031	5.971%	10,000,000	9,945,620
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
3-month USD LIBOR + 0.170% Floor 0.170% 04/25/2040	4.988%	4,295,202	4,108,618
Wellfleet CLO Ltd.(a),(b)
Series 2019-1A Class A1R
3-month USD LIBOR + 1.120% Floor 1.120% 07/20/2032	5.928%	15,000,000	14,716,695
Wendy’s Funding LLC(a)
Series 2018-1A Class A2II
03/15/2048	3.884%	950,000	873,076
Series 2019-1A Class A2I
06/15/2049	3.783%	3,139,500	2,909,506
Series 2021-1A Class A2II
06/15/2051	2.775%	2,265,500	1,779,080
Westlake Automobile Receivables Trust(a)
Series 2020-2A Class C
07/15/2025	2.010%	686,708	681,865
Series 2021-2A Class C
07/15/2026	0.890%	1,650,000	1,555,773
Subordinated Series 2020-3A Class C
11/17/2025	1.240%	210,000	205,732
Subordinated Series 2021-1A Class B
03/16/2026	0.640%	4,829,308	4,779,414
Subordinated Series 2021-2A Class B
07/15/2026	0.620%	2,170,000	2,101,244
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	6,225,000	5,815,167
Subordinated Series 2023-1A Class C
08/15/2028	5.740%	1,200,000	1,196,586
Wind River CLO Ltd.(a),(b)
Series 2016-1A Class A1R2
3-month USD LIBOR + 1.210% Floor 1.210% 10/15/2034	6.002%	4,250,000	4,150,440
World Omni Select Auto Trust
Series 2020-A Class A3
07/15/2025	0.550%	336,277	334,310

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-A Class B
08/16/2027	0.850%	2,170,000	2,002,318
York CLO-4 Ltd.(a),(b)
Series 2016-2A Class A1R
3-month USD LIBOR + 1.090% 04/20/2032	5.898%	10,500,000	10,441,148
Zais CLO 7 Ltd.(a),(b)
Series 2017-2A Class A
3-month USD LIBOR + 1.290% 04/15/2030	6.082%	3,245,101	3,212,062
Zais CLO 9 Ltd.(a),(b)
Series 2018-2A Class A
3-month USD LIBOR + 1.200% Floor 1.200% 07/20/2031	6.008%	12,613,399	12,439,814
Zaxby’s Funding LLC(a)
Series 2021-1A Class A2
07/30/2051	3.238%	5,565,250	4,592,642
Total Asset-Backed Securities — Non-Agency (Cost $1,240,156,487)			1,201,031,926

Commercial Mortgage-Backed Securities - Agency 0.9%

Federal Home Loan Mortgage Corp. Multifamily ML Certificates(f),(g)
Series 2021-ML08 Class XUS
07/25/2037	1.861%	7,776,534	1,074,761
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K055 Class X1
03/25/2026	1.344%	1,993,451	67,173
CMO Series K057 Class X1
07/25/2026	1.168%	2,343,538	72,761
CMO Series K059 Class X1
09/25/2026	0.304%	7,004,890	62,251
CMO Series K060 Class X1
10/25/2026	0.069%	25,497,003	72,024
CMO Series K152 Class X1
01/25/2031	0.956%	4,034,860	217,190
Series 20K129 Class X1 (FHLMC)
05/25/2031	1.034%	12,587,897	782,639
Series 20K141 Class X1 (FHLMC)
02/25/2032	0.305%	7,249,200	168,768
Series 20K142 Class X1 (FHLMC)
12/25/2031	0.297%	17,578,936	396,663
Series 20K143 Class X1 (FHLMC)
04/25/2055	0.342%	7,944,937	209,661
Series 20K144 Class X1 (FHLMC)
04/25/2032	0.325%	10,394,605	268,764
Series K069 Class X1
09/25/2027	0.348%	36,510,819	514,543
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series K091 Class X1
03/25/2029	0.561%	39,257,166	1,104,489
Series K095 Class X1
06/25/2029	0.950%	75,090,123	3,559,775
Series K106 Class X1
01/25/2030	1.354%	99,541,372	7,285,035
Series K108 Class X1
03/25/2030	1.691%	2,258,446	209,843
Series K131 Class X1 (FHLMC)
07/25/2031	0.729%	12,800,375	613,169
Series K137 Class X1
11/25/2031	0.199%	274,928,381	3,815,704
Series K145 Class X1
06/25/2055	0.317%	4,661,170	116,905
Series K146 Class X1
06/25/2032	0.230%	15,767,142	310,569
Series K147 Class X1
06/25/2032	0.357%	12,192,021	352,674
Series K149 Class X1 (FHLMC)
08/25/2032	0.264%	20,986,162	476,772
Series K-150 Class X1 (FHLMC)
09/25/2032	0.310%	18,243,552	483,950
Series K-1516 Class X1
05/25/2035	1.511%	14,651,504	1,832,472
Series K-1517 Class X1
07/25/2035	1.324%	19,950,720	2,171,730
Series K1521 Class X1
08/25/2036	0.980%	23,408,643	1,897,362
Series K728 Class X1
08/25/2024	0.387%	253,998,348	1,434,938
Series K729 Class X1
10/25/2024	0.341%	158,726,175	679,967
Series K735 Class X1
05/25/2026	0.957%	12,677,431	313,703
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K056 Class A2
05/25/2026	2.525%	6,137,000	5,737,944
Series K074 Class A2
01/25/2028	3.600%	8,660,000	8,295,236
Series K155 Class A3
04/25/2033	3.750%	6,935,000	6,521,449
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f)
Series K157 Class A3
08/25/2033	3.990%	6,145,000	5,931,243
Series Q006 Class APT1
07/25/2026	2.688%	3,460,156	3,255,733

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
11/01/2031	3.400%	1,500,000	1,363,228
02/01/2033	3.400%	4,000,000	3,684,290
07/01/2033	3.670%	8,000,000	7,543,990
03/01/2035	2.510%	3,000,000	2,453,235
04/01/2040	2.455%	3,495,000	2,484,717
Federal National Mortgage Association(f),(g)
Series 2020-M43 Class X1
08/25/2034	2.056%	37,588,385	3,869,717
Government National Mortgage Association(f),(g)
CMO Series 2011-38 Class IO
04/16/2053	0.530%	907,767	6,874
CMO Series 2013-162 Class IO
09/16/2046	0.057%	17,112,670	36,590
CMO Series 2014-134 Class IA
01/16/2055	0.149%	12,041,607	58,207
CMO Series 2015-101 Class IO
03/16/2052	0.285%	2,969,091	37,087
CMO Series 2015-114
03/15/2057	0.367%	1,467,580	22,573
CMO Series 2015-120 Class IO
03/16/2057	0.684%	7,637,500	159,699
CMO Series 2015-125 Class IB
01/16/2055	1.016%	9,700,934	250,102
CMO Series 2015-125 Class IO
07/16/2055	0.632%	18,167,240	285,115
CMO Series 2015-146 Class IC
07/16/2055	0.267%	6,041,137	48,919
CMO Series 2015-171 Class IO
11/16/2055	0.846%	4,900,063	144,718
CMO Series 2015-174 Class IO
11/16/2055	0.414%	6,113,531	123,068
CMO Series 2015-21 Class IO
07/16/2056	0.717%	3,042,822	75,321
CMO Series 2015-29 Class EI
09/16/2049	0.710%	6,669,526	124,619
CMO Series 2015-41 Class IO
09/16/2056	0.276%	1,188,812	14,720
CMO Series 2015-6 Class IO
02/16/2051	0.483%	2,065,356	23,267
CMO Series 2015-70 Class IO
12/16/2049	0.571%	5,738,622	106,371
CMO Series 2016-39 Class IO
01/16/2056	0.687%	3,602,098	95,639
CMO Series 2022-17 Class IO
06/16/2064	0.802%	6,364,747	408,304
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-4 Class IO
03/16/2064	0.860%	15,644,838	1,052,032
CMO Series 2022-43 Class IO
09/16/2061	0.740%	13,019,588	767,388
Series 2014-101 Class IO
04/16/2056	0.605%	10,021,325	147,180
Series 2016-152 Class IO
08/15/2058	0.728%	11,867,201	410,773
Series 2017-168 Class IO
12/16/2059	0.577%	16,908,547	596,009
Series 2018-110 Class IA
11/16/2059	0.630%	21,725,829	820,454
Series 2018-2 Class IO
12/16/2059	0.707%	7,295,806	321,679
Series 2020-108 Class IO
06/16/2062	0.847%	8,990,940	535,342
Series 2021-106 Class IO
04/16/2063	0.858%	9,599,705	648,420
Series 2021-132 Class BI
04/16/2063	0.925%	12,342,751	851,494
Series 2021-133 Class IO
07/16/2063	0.880%	12,076,080	829,411
Series 2021-144 Class IO
04/16/2063	0.825%	12,154,180	784,528
Series 2021-145 Class IO
07/16/2061	0.772%	2,557,170	143,305
Series 2021-151 Class IO
04/16/2063	0.917%	10,836,395	789,527
Series 2021-163 Class IO
03/16/2064	0.800%	11,323,462	734,084
Series 2021-186 Class IO
05/16/2063	0.765%	12,663,053	762,727
Series 2021-52 Class IO
04/16/2063	0.719%	10,581,446	574,180
Series 2022-132 Class IO
10/16/2064	0.539%	11,026,320	572,372
Series 2022-166 Class IO
04/16/2065	0.792%	12,989,120	803,330
Series 2022-92 Class EI
02/16/2064	0.809%	11,312,537	715,452

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	19

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association(b)
CMO Series 2013-H08 Class FA
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 10.550% 03/20/2063	4.742%	122,855	122,125
Total Commercial Mortgage-Backed Securities - Agency (Cost $126,283,986)			96,710,042

Commercial Mortgage-Backed Securities - Non-Agency 6.0%

Arbor Multifamily Mortgage Securities Trust(a)
Series 2021-MF2 Class A4
06/15/2054	2.252%	18,000,000	14,456,038
Arbor Realty Commercial Real Estate Notes Ltd.(a),(b)
Series 2021-FL4 Class D
1-month USD LIBOR + 2.900% Floor 2.900% 11/15/2036	7.488%	3,250,000	3,095,092
Series 2022-FL1 Class A
30-day Average SOFR + 1.450% Floor 1.450% 01/15/2037	5.851%	7,100,000	7,000,190
BAMLL Commercial Mortgage Securities Trust(a)
Series 2019-BPR Class AM
11/05/2032	3.287%	6,325,000	5,789,856
Banc of America Merrill Lynch Commercial Mortgage, Inc.(f),(g)
Series 2019-BN18 Class XA
05/15/2062	0.892%	59,544,103	2,506,444
BANK(f),(g)
Series 2017-BNK8 Class XA
11/15/2050	0.713%	26,841,764	718,841
BANK(f)
Series 2021-BN37 Class A5
11/15/2064	2.618%	5,605,000	4,623,706
Series 2022-BNK40 Class A4
03/15/2064	3.507%	2,945,000	2,594,853
BANK(a)
Subordinated Series 2017-BNK6 Class D
07/15/2060	3.100%	2,380,000	1,663,233
BBCMS Mortgage Trust(a)
Series 2016-ETC Class A
08/14/2036	2.937%	13,500,000	11,857,371
Subordinated Series 2016-ETC Class B
08/14/2036	3.189%	900,000	765,255
Subordinated Series 2016-ETC Class C
08/14/2036	3.391%	770,000	621,832
BBCMS Mortgage Trust(f),(g)
Series 2018-C2 Class XA
12/15/2051	0.757%	60,839,449	2,049,292
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Mortgage Trust(a),(b)
Series 2020-BID Class A
1-month USD LIBOR + 2.140% Floor 2.140% 10/15/2037	6.728%	3,850,000	3,753,465
BBCMS Mortgage Trust
Series 2021-C12 Class A5
11/15/2054	2.689%	5,580,000	4,638,339
BBCMS Mortgage Trust(a),(f)
Subordinated Series 2016-ETC Class D
08/14/2036	3.609%	2,790,000	2,192,145
BB-UBS Trust(a)
Series 2012-TFT Class A
06/05/2030	2.892%	2,405,257	2,364,146
Benchmark Mortgage Trust(f),(g)
03/15/2053	1.416%	25,310,035	1,452,472
Series 2019-B10 Class XA
03/15/2062	1.220%	29,701,706	1,500,952
Series 2020-B20 Class XA
10/15/2053	1.617%	14,486,737	1,093,343
Benchmark Mortgage Trust
Series 2021-B26 Class A4
06/15/2054	2.295%	10,600,000	8,720,331
Series 2021-B31 Class A5
12/15/2054	2.669%	4,440,000	3,670,146
BIG Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-BIG Class C
1-month Term SOFR + 2.340% Floor 2.340% 02/15/2039	6.903%	420,000	404,470
BMD2 Re-Remic Trust(a),(h)
Series 2019-FRR1 Class 3AB
05/25/2052	0.000%	2,821,000	1,772,396
Subordinated Series 2019-FRR1 Class 2C
05/25/2052	0.000%	14,258,000	11,594,630
BPR Trust(a),(b)
Series 2021-NRD Class A
1-month USD LIBOR + 1.525% Floor 1.525% 12/15/2023	6.088%	3,045,000	2,921,228
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	6.461%	2,300,000	2,258,284
BWAY Mortgage Trust(a)
Series 2015-1740 Class A
01/10/2035	2.917%	6,850,000	6,102,244

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BX Commercial Mortgage Trust(a),(b)
Series 2020-VKNG Class A
1-month Term SOFR + 1.045% Floor 0.930% 10/15/2037	5.607%	5,757,641	5,696,419
Series 2021-VOLT Class G
1-month USD LIBOR + 2.850% Floor 2.850% 09/15/2036	7.438%	3,000,000	2,880,217
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	6.677%	5,918,000	5,914,298
Subordinated Series 2021-21M Class E
1-month USD LIBOR + 2.171% Floor 2.171% 10/15/2036	6.759%	2,048,782	1,947,015
Subordinated Series 2021-IRON Class E
1-month USD LIBOR + 2.350% Floor 2.350% 02/15/2038	6.938%	3,000,000	2,838,461
Subordinated Series 2021-MFM1 Class D
1-month USD LIBOR + 1.500% Floor 1.500% 01/15/2034	6.088%	452,123	438,525
Subordinated Series 2021-SOAR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 06/15/2038	6.938%	17,690,987	16,972,324
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	7.703%	3,490,000	3,483,452
BX Commercial Mortgage Trust(a),(f)
Subordinated Series 2020-VIV3 Class B
03/09/2044	3.544%	5,780,000	4,912,458
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,115,000	960,507
BX Trust(a),(b)
Series 2021-LGCY Class D
1-month USD LIBOR + 1.302% Floor 1.302% 10/15/2036	5.761%	590,000	563,458
Subordinated Series 2022-LBA6 Class D
1-month Term SOFR + 2.000% Floor 2.000% 01/15/2039	6.563%	750,000	721,344
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2022-VAMF Class E
1-month USD LIBOR + 2.700% Floor 2.700% 01/15/2039	7.263%	5,000,000	4,768,739
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month USD LIBOR + 0.650% Floor 0.650% 08/15/2036	5.238%	7,000,000	6,628,184
CALI Mortgage Trust(a)
Series 2019-101C Class A
03/10/2039	3.957%	2,380,000	2,062,844
CAMB Commercial Mortgage Trust(a)
Series 2021-CX2 Class A
11/10/2046	2.700%	7,200,000	5,801,787
Cantor Commercial Real Estate Lending(f),(g)
Series 2019-CF2 Class XA
11/15/2052	1.193%	43,865,375	2,319,553
Cantor Commercial Real Estate Lending
Series 2019-CF3 Class A3
01/15/2053	2.752%	16,100,000	13,902,339
CD Mortgage Trust
Series 2016-CD1 Class A3
08/10/2049	2.459%	14,750,906	13,410,866
Series 2017-CD6 Class A4
11/13/2050	3.190%	20,000,000	18,124,226
CD Mortgage Trust(f),(g)
Series 2019-CD8 Class XA
08/15/2057	1.404%	46,718,499	3,050,055
CFCRE Commercial Mortgage Trust
Series 2016-C4 Class A4
05/10/2058	3.283%	5,900,000	5,478,790
CFCRE Commercial Mortgage Trust(f),(g)
Series 2016-C4 Class XA
05/10/2058	1.607%	53,761,977	2,014,311
Citigroup Commercial Mortgage Trust
Series 2015-GC35 Class A3
11/10/2048	3.549%	10,000,000	9,321,444
Series 2019-C7 Class A4
12/15/2072	3.102%	3,985,000	3,493,732
Series 2019-GC43 Class A3
11/10/2052	2.782%	10,000,000	8,578,157
Citigroup Commercial Mortgage Trust(a),(b)
Series 2021-PRM2 Class F
1-month USD LIBOR + 3.750% Floor 3.750% 10/15/2036	8.338%	1,500,000	1,434,229
Citigroup Commercial Mortgage Trust(a),(f)
Subordinated Series 2016-C2 Class E
08/10/2049	4.395%	2,420,000	1,589,427

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	21

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CityLine Commercial Mortgage Trust(a),(f)
Subordinated Series 2016-CLNE Class B
11/10/2031	2.778%	3,600,000	3,470,633
Subordinated Series 2016-CLNE Class C
11/10/2031	2.778%	1,350,000	1,291,362
COMM Mortgage Trust(a)
Series 2013-CR7 Class AM
03/10/2046	3.314%	4,250,000	4,233,151
COMM Mortgage Trust(a),(f)
Subordinated Series 2013-CR10 Class E
08/10/2046	4.861%	1,220,000	1,145,474
Subordinated Series 2013-CR7 Class D
03/10/2046	4.337%	8,575,000	7,944,602
Subordinated Series 2020-CBM Class F
02/10/2037	3.633%	2,513,000	2,160,589
Commercial Mortgage Pass-Through Certificates(a)
Series 2012-LTRT Class A2
10/05/2030	3.400%	3,678,428	3,219,787
Commercial Mortgage Pass-Through Certificates(f)
Subordinated Series 2019-BN24 Class C
11/15/2062	3.518%	1,000,000	789,914
Commercial Mortgage Trust
Series 2013-CR13 Class A3
11/12/2046	3.928%	2,644,161	2,606,679
Series 2014-UBS2 Class A5
03/10/2047	3.961%	1,165,000	1,146,842
Series 2014-UBS4 Class A5
08/10/2047	3.694%	5,000,000	4,841,439
Series 2014-UBS6 Class A4
12/10/2047	3.378%	2,984,606	2,863,123
Series 2015-DC1 Class A5
02/10/2048	3.350%	790,000	754,535
Series 2015-LC19 Class A4
02/10/2048	3.183%	835,000	793,160
Series 2015-PC1 Class A5
07/10/2050	3.902%	2,755,000	2,651,025
Series 2016-COR1 Class A3
10/10/2049	2.826%	8,410,989	7,681,882
Commercial Mortgage Trust(f)
Series 2013-CR9 Class A4
07/10/2045	4.267%	1,033,548	1,028,610
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	14,800,000	13,347,210
CSAIL Commercial Mortgage Trust
Series 2019-C18 Class A4
12/15/2052	2.968%	3,345,000	2,852,108
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSAIL Commercial Mortgage Trust(a)
Subordinated Series 2020-C19 Class E
03/15/2053	2.500%	800,000	435,221
CSWF Trust(a),(b)
Subordinated Series 2021-SOP2 Class E
1-month USD LIBOR + 3.367% Floor 3.367% 06/15/2034	7.955%	16,000,000	14,635,544
DBGS Mortgage Trust(a),(b)
Series 2018-BIOD Class E
1-month USD LIBOR + 1.700% Floor 1.700% 05/15/2035	6.288%	2,741,288	2,681,334
Series 2018-BIOD Class F
1-month USD LIBOR + 2.000% Floor 2.000% 05/15/2035	6.588%	10,782,400	10,519,642
DBJPM Mortgage Trust(a)
Series 2016-SFC Class A
08/10/2036	2.833%	1,500,000	1,259,607
DBJPM Mortgage Trust(f),(g)
Series 2020-C9 Class XA
09/15/2053	1.708%	46,274,915	3,089,262
DBUBS Mortgage Trust(a)
Series 2017-BRBK Class A
10/10/2034	3.452%	2,800,000	2,641,855
DBUBS Mortgage Trust(a),(b)
Subordinated Series 2011-LC2A Class F
1-month USD LIBOR + 3.650% Floor 3.650%, Cap 4.000% 07/10/2044	4.000%	161,532	161,043
DBWF Mortgage Trust(a),(f)
Series 2016-85T Class D
12/10/2036	3.808%	2,000,000	1,704,910
Series 2016-85T Class E
12/10/2036	3.808%	2,000,000	1,518,878
Extended Stay America Trust(a),(b)
Series 2021-ESH Class E
1-month USD LIBOR + 2.850% Floor 2.850% 07/15/2038	7.438%	2,928,577	2,857,196
FirstKey Homes Trust(a)
Series 2020-SFR1 Class A
08/17/2037	1.339%	6,161,071	5,561,732
Subordinated Series 2020-SFR2 Class E
10/19/2037	2.668%	3,432,000	3,083,423
GAM Investments(a),(i)
Subordinated Series 2021-F Class A
09/27/2051	0.000%	2,186,000	1,781,419

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-F Class D
09/27/2051	0.000%	1,777,000	1,352,904
Subordinated Series 2021-F Class E
09/27/2051	0.000%	1,798,000	1,477,350
Subordinated Series 2021-F Class G
09/27/2051	0.000%	1,797,000	1,473,192
Subordinated Series 2021-F Class H
09/27/2051	0.000%	1,510,000	855,750
GAM Investments(a)
Subordinated Series 2021-F Class C
09/27/2051	1.079%	1,778,000	1,441,945
GAM Investments(a),(f)
Subordinated Series 2021-F Class F
09/27/2051	2.435%	2,364,000	1,661,646
GAM Re-REMIC Trust(a),(i)
Series 2021-FRR1 Class 1B
07/28/2027	0.000%	3,690,000	2,492,689
Series 2021-FRR1 Class 2B
12/29/2027	0.000%	4,900,000	3,157,555
GAM Resecuritization Trust(a),(f)
Series 2022-FRR3 Class BK71
01/29/2052	2.030%	3,736,000	2,713,264
Series 2022-FRR3 Class CK71
01/29/2052	1.410%	1,245,000	827,903
GAM Resecuritization Trust(a),(i)
Series 2022-FRR3 Class D728
01/29/2052	0.000%	1,446,000	1,205,921
Subordinated Series 2022-FRR3 Class BK89
01/29/2052	0.000%	2,769,000	1,587,374
Subordinated Series 2022-FRR3 Class CK89
01/29/2052	0.000%	1,450,000	783,832
Subordinated Series 2022-FRR3 Class EK41
01/29/2052	0.000%	776,000	637,723
GAM Resecuritization Trust(a),(h)
Subordinated Series 2022-FRR3 Class BK61
11/27/2049	0.000%	2,543,000	1,747,280
Subordinated Series 2022-FRR3 Class C728
08/27/2050	0.000%	1,446,000	1,232,049
Subordinated Series 2022-FRR3 Class CK47
05/27/2048	0.000%	1,474,000	1,190,131
Subordinated Series 2022-FRR3 Class CK61
11/27/2049	0.000%	1,784,000	1,169,276
Subordinated Series 2022-FRR3 Class DK41
10/27/2047	0.000%	1,165,000	979,675
Subordinated Series 2022-FRR3 Class DK47
05/27/2048	0.000%	1,473,000	1,164,285
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greystone Commercial Capital Trust(a),(b)
Series 2021-3 Class A
1-month USD LIBOR + 2.230% Floor 2.230% 08/17/2023	6.831%	8,500,000	8,276,564
GS Mortgage Securities Corp II(a),(f)
Series 2017-375H Class A
09/10/2037	3.475%	5,000,000	4,462,352
GS Mortgage Securities Corp. II(a)
Series 2012-BWTR Class A
11/05/2034	2.954%	3,857,000	2,770,651
GS Mortgage Securities Trust(a),(f)
Series 2013-PEMB Class A
03/05/2033	3.550%	1,625,000	1,405,494
GS Mortgage Securities Trust
Series 2016-GS2 Class A3
05/10/2049	2.791%	4,386,124	4,047,286
Series 2017-GS7 Class A3
08/10/2050	3.167%	10,000,000	9,127,933
Series 2017-GS8 Class A3
11/10/2050	3.205%	20,000,000	18,077,384
Series 2020-GC45 Class A5
02/13/2053	2.911%	1,810,000	1,566,083
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,160,000	1,880,529
Hudsons Bay Simon JV Trust(a)
Series 2015-HB10 Class A10
08/05/2034	4.155%	1,820,000	1,559,529
Series 2015-HB7 Class A7
08/05/2034	3.914%	2,520,000	2,194,109
IMT Trust(a)
Series 2017-APTS Class AFX
06/15/2034	3.478%	5,410,000	5,140,123
INTOWN Mortgage Trust(a),(b)
Subordinated Series 2022-STAY Class D
1-month Term SOFR + 4.134% Floor 4.134% 08/15/2037	8.696%	2,500,000	2,507,753
JPMBB Commercial Mortgage Securities Trust(f)
Series 2013-C14 Class A4
08/15/2046	4.133%	2,585,512	2,567,892
JPMBB Commercial Mortgage Securities Trust
Series 2014-C26 Class A3
01/15/2048	3.231%	262,835	251,653
JPMBB Commercial Mortgage Securities Trust(a),(f)
Subordinated Series 2013-C17 Class F
01/15/2047	3.867%	1,840,000	1,143,304

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	23

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2014-C19 Class D
04/15/2047	4.653%	874,000	814,930
JPMDB Commercial Mortgage Securities Trust
Series 2016-C4 Class A2
12/15/2049	2.882%	8,174,742	7,355,924
Series 2019-COR6 Class A3
11/13/2052	2.795%	7,500,000	6,451,184
JPMorgan Chase Commercial Mortgage Securities Trust(f)
Series 2013-C13 Class A4
01/15/2046	3.994%	2,172,107	2,160,098
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,110,000	1,851,891
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-HTL5 Class A
1-month USD LIBOR + 1.115% Floor 1.115% 11/15/2038	5.703%	7,080,000	6,898,571
Series 2022-ACB Class E
30-day Average SOFR + 3.350% Floor 3.350% 03/15/2039	7.751%	6,450,000	6,272,226
Subordinated Series 2021-NYAH Class E
1-month USD LIBOR + 1.840% Floor 1.840% 06/15/2038	6.299%	600,000	574,431
Subordinated Series 2021-NYAH Class H
1-month USD LIBOR + 3.390% Floor 3.390% 06/15/2038	5.781%	3,500,000	3,150,916
Ladder Capital Commercial Mortgage(a)
Series 2017-LC26 Class A4
07/12/2050	3.551%	4,500,000	4,161,562
Life Mortgage Trust(a),(b)
Subordinated Series 2021-BMR Class F
1-month USD LIBOR + 2.350% Floor 2.350% 03/15/2038	6.938%	1,867,643	1,804,447
LSTAR Commercial Mortgage Trust(a)
Series 2017-5 Class A4
03/10/2050	3.390%	800,000	763,252
LSTAR Commercial Mortgage Trust(a),(f)
Subordinated Series 2016-4 Class F
03/10/2049	4.602%	8,000,000	5,308,090
Med Trust(a),(b)
Series 2021-MDLN Class A
1-month USD LIBOR + 0.950% Floor 0.950% 11/15/2038	5.538%	2,801,677	2,733,410
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MHP MHIL(a),(b)
Subordinated Series 2022 Class E
30-day Average SOFR + 2.611% Floor 2.611% 01/15/2027	7.173%	2,914,976	2,802,012
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	1,575,000	1,233,231
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12 Class A4
10/15/2046	4.259%	1,885,000	1,868,620
Series 2015-C21 Class A3
03/15/2048	3.077%	458,730	437,729
Series 2016-C29 Class ASB
05/15/2049	3.140%	607,261	581,621
Morgan Stanley Capital I Trust
Series 2016-UB11 Class A3
08/15/2049	2.531%	8,300,158	7,470,579
Morgan Stanley Capital I Trust(f),(g)
Series 2021-L5 Class XA
05/15/2054	1.295%	13,569,721	923,660
Progress Residential Trust(a)
Subordinated Series 2021-SFR1 Class G
04/17/2038	3.861%	3,830,000	3,363,187
RBS Commercial Funding, Inc., Trust(a),(f)
Series 2013-GSP Class A
01/15/2032	3.834%	1,180,000	1,139,741
RFM Re-REMIC Trust(a),(i)
Series 2022-FRR1 Class AB55
03/28/2049	0.000%	1,150,000	870,850
Series 2022-FRR1 Class CK55
03/28/2049	0.000%	360,000	260,453
Series 2022-FRR1 Class CK60
11/08/2049	0.000%	450,000	307,456
Series 2022-FRR1 Class CK64
03/01/2050	0.000%	420,000	276,285
RFM Re-REMIC Trust(a),(f)
Series 2022-FRR1 Class AB60
11/08/2049	2.470%	970,000	769,557
Series 2022-FRR1 Class AB64
03/01/2050	2.314%	1,460,000	1,120,687
SCOTT Trust(a),(c)
Series 2023-SFS Class A
03/15/2028	5.910%	3,340,000	3,323,534
SG Commercial Mortgage Securities Trust
Series 2016-C5 Class A4
10/10/2048	3.055%	5,120,000	4,718,845

The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SPGN TFLM Mortgage Trust(a),(b)
Series 2022 Class A
1-month Term SOFR + 1.550% Floor 1.550% 02/15/2039	6.113%	5,670,000	5,413,175
Starwood Retail Property Trust(a),(b)
Series 2014-STAR Class A
1-month USD LIBOR + 1.470% Floor 1.220% 11/15/2027	6.058%	2,461,743	1,698,603
UBS Commercial Mortgage Trust
Series 2018-C10 Class A3
05/15/2051	4.048%	5,500,000	5,104,527
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6 Class A4
04/10/2046	3.244%	455,250	446,544
Wells Fargo Commercial Mortgage Trust
Series 2015-LC20 Class A4
04/15/2050	2.925%	1,965,000	1,859,946
Series 2015-SG1 Class A4
09/15/2048	3.789%	9,036,083	8,619,556
Series 2018-C45 Class A3
06/15/2051	3.920%	18,355,684	17,010,299
Series 2021-C61 Class A4
11/15/2054	2.658%	7,990,000	6,551,118
Wells Fargo Commercial Mortgage Trust(f),(g)
Series 2021-C59 Class XA
04/15/2054	1.534%	20,514,562	1,733,214
Series 2021-C60 Class XA
08/15/2054	1.545%	4,096,441	341,914
Wells Fargo Commercial Mortgage Trust(f)
Series 2022-C62 Class A4
04/15/2055	4.000%	5,330,000	4,888,338
WFRBS Commercial Mortgage Trust(a)
Subordinated Series 2014-C21 Class D
08/15/2047	3.497%	700,000	577,133
WF-RBS Commercial Mortgage Trust
Series 2014-C24 Class A3
11/15/2047	3.428%	509,995	492,146
WF-RBS Commercial Mortgage Trust(a),(f)
Subordinated Series 2013-C14 Class D
06/15/2046	3.956%	940,000	576,650
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $677,539,437)			611,453,471
Common Stocks 0.0%
Issuer	Shares	Value ($)
Communication Services 0.0%
Media 0.0%
Intelsat Jackson Holdings SA(d),(e),(j)	2,500,000	2
Intelsat Jackson Holdings SA(d),(e),(j)	832,000	1
Intelsat Jackson Holdings SA(d),(e),(j)	6,033,000	6
Intelsat Jackson Series A, CVR(d),(e),(j)	9,292	0
Intelsat Jackson Series B, CVR(d),(e),(j)	9,292	0
Total		9
Total Communication Services		9
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Prairie Provident Resources, Inc.(e),(j)	1,728	190
Total Energy		190
Financials 0.0%
Diversified Financial Services 0.0%
Intelsat Emergence SA(j)	88,738	2,174,081
Total Financials		2,174,081
Total Common Stocks (Cost $3,030,179)		2,174,280

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 0.0%
Bangkok Bank PCL(a),(k)
12/31/2079	5.000%	930,000	882,602
HSBC Holdings PLC(k)
12/31/2079	4.600%	1,292,000	1,044,267
Total			1,926,869
Midstream 0.0%
Enbridge, Inc.(k)
01/15/2083	7.375%	1,056,000	1,048,321
Wireless 0.0%
Digicel Group 0.5 Ltd.(a),(l)
Subordinated
12/30/2049	7.000%	18,094	1,447
Total Convertible Bonds (Cost $2,998,527)			2,976,637

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	25

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes 32.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.4%
BAE Systems PLC(a)
04/15/2030	3.400%	690,000	614,855
Boeing Co. (The)
02/04/2024	1.433%	5,100,000	4,901,438
05/01/2025	4.875%	761,000	750,241
02/01/2028	3.250%	794,000	718,905
05/01/2030	5.150%	1,160,000	1,123,946
02/01/2031	3.625%	4,203,000	3,682,806
02/01/2035	3.250%	1,240,000	957,794
11/01/2048	3.850%	245,000	174,376
05/01/2050	5.805%	270,000	257,448
08/01/2059	3.950%	3,500,000	2,420,971
Bombardier, Inc.(a)
03/15/2025	7.500%	2,839,000	2,830,681
04/15/2027	7.875%	6,175,000	6,134,776
02/01/2029	7.500%	1,200,000	1,180,612
Embraer Netherlands Finance BV
06/15/2025	5.050%	780,000	755,146
Lockheed Martin Corp.
01/15/2033	5.250%	712,000	729,965
11/15/2054	5.700%	1,052,000	1,139,402
11/15/2063	5.900%	493,000	545,661
Northrop Grumman Corp.
10/15/2047	4.030%	409,000	338,058
03/15/2053	4.950%	6,221,000	5,862,680
Raytheon Technologies Corp.
02/27/2033	5.150%	1,706,000	1,697,082
02/27/2053	5.375%	1,058,000	1,062,869
Textron, Inc.
03/01/2024	4.300%	665,000	656,939
03/01/2025	3.875%	289,000	280,026
United Technologies Corp.
08/16/2023	3.650%	49,000	48,626
11/16/2038	4.450%	1,043,000	942,331
06/01/2042	4.500%	1,689,000	1,518,139
05/04/2047	4.050%	528,000	437,283
Total			41,763,056
Airlines 0.2%
American Airlines Pass-Through Trust
Series 2015-2 Class AA
09/22/2027	3.600%	114,888	104,760
Series 2016-1 Class AA
07/15/2029	3.575%	541,458	496,025
Series 2016-2 Class AA
06/15/2028	3.200%	473,431	422,946
Series 2017-2 Class AA
10/15/2029	3.350%	931,190	827,699
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%	5,740,977	5,026,195
06/10/2028	2.500%	926,601	803,557
Delta Air Lines, Inc.
04/19/2028	4.375%	585,000	533,954
Delta Air Lines, Inc./SkyMiles IP Ltd.(a)
10/20/2028	4.750%	600,382	568,157
Mileage Plus Holdings LLC/Intellectual Property Assets Ltd.(a)
06/20/2027	6.500%	810,073	809,286
Southwest Airlines Co.
06/15/2027	5.125%	1,665,000	1,641,301
U.S. Airways Pass-Through Trust
10/01/2024	5.900%	774,823	760,374
06/03/2025	4.625%	1,967,339	1,891,503
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%	1,733,163	1,718,737
Total			15,604,494
Apartment REIT 0.1%
American Homes 4 Rent LP
07/15/2031	2.375%	542,000	426,296
04/15/2032	3.625%	2,333,000	1,972,412
04/15/2052	4.300%	561,000	430,801
AvalonBay Communities, Inc.
02/15/2033	5.000%	768,000	764,724
Invitation Homes Operating Partnership LP
11/15/2028	2.300%	1,164,000	962,511
08/15/2031	2.000%	1,630,000	1,222,158
Mid-America Apartments LP
03/15/2030	2.750%	831,000	718,039
Total			6,496,941
Automotive 0.6%
Adient Global Holdings Ltd.(a)
08/15/2026	4.875%	2,700,000	2,501,942
Allison Transmission. Inc.(a)
01/30/2031	3.750%	1,550,000	1,286,020
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	782,000	740,523
04/01/2027	6.500%	875,000	807,241
American Honda Finance Corp.
01/12/2028	4.700%	1,414,000	1,394,265
Aptiv PLC
12/01/2051	3.100%	1,905,000	1,147,137
BorgWarner, Inc.(a)
10/01/2025	5.000%	126,000	123,980
Dana, Inc.
06/15/2028	5.625%	2,090,000	1,892,646

The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Denso Corp.(a)
09/16/2026	1.239%	4,070,000	3,542,743
Ford Motor Co.
01/15/2043	4.750%	2,600,000	1,907,025
Ford Motor Credit Co. LLC
01/09/2024	3.810%	2,585,000	2,530,006
03/06/2026	6.950%	1,425,000	1,429,126
05/03/2029	5.113%	1,405,000	1,283,973
General Motors Co.
10/01/2025	6.125%	529,000	534,797
10/01/2027	6.800%	1,850,000	1,930,279
04/01/2035	5.000%	5,365,000	4,763,357
04/01/2038	5.150%	1,550,000	1,339,094
10/02/2043	6.250%	723,000	680,443
04/01/2045	5.200%	1,500,000	1,237,150
General Motors Financial Co., Inc.
07/13/2025	4.300%	1,060,000	1,029,157
10/10/2025	6.050%	6,770,000	6,826,247
03/01/2026	5.250%	2,260,000	2,234,137
02/26/2027	2.350%	1,389,000	1,227,789
08/20/2027	2.700%	1,609,000	1,417,781
01/09/2028	6.000%	2,750,000	2,767,480
06/21/2030	3.600%	1,710,000	1,465,447
Harley-Davidson Financial Services, Inc.(a)
06/08/2025	3.350%	1,155,000	1,101,930
02/14/2027	3.050%	1,755,000	1,574,085
Hyundai Capital America(a)
06/14/2024	0.875%	2,480,000	2,334,329
09/15/2028	2.100%	1,460,000	1,211,269
Hyundai Capital Services, Inc.(a)
04/24/2025	2.125%	3,320,000	3,064,393
Kia Corp.(a)
04/16/2024	1.000%	1,405,000	1,335,536
Magna International, Inc.
06/15/2024	3.625%	1,100,000	1,073,724
Toyota Motor Credit Corp.
01/13/2027	1.900%	400,000	357,481
09/20/2027	4.550%	1,642,000	1,615,739
06/29/2029	4.450%	1,113,000	1,088,509
Volkswagen Group of America Finance LLC(a)
05/13/2025	3.350%	1,685,000	1,614,986
Total			64,411,766
Banking 10.1%
ABN AMRO Bank NV(a),(k)
Subordinated
03/13/2037	3.324%	1,441,000	1,100,664
AIB Group PLC(a),(k)
10/14/2026	7.583%	7,380,000	7,565,372
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Financial, Inc.
11/15/2027	7.100%	5,300,000	5,506,620
American Express Co.
02/13/2026	4.900%	3,065,000	3,041,211
03/04/2027	2.550%	2,865,000	2,594,612
American Express Co.(k)
08/03/2033	4.420%	1,451,000	1,357,358
ANZ New Zealand International Ltd.(a)
02/18/2025	2.166%	3,390,000	3,183,238
ASB Bank Ltd.(a),(k)
Subordinated
06/17/2032	5.284%	4,416,000	4,213,064
Banco Santander SA(b)
3-month USD LIBOR + 1.120% 04/12/2023	5.926%	1,400,000	1,400,597
Banco Santander SA
05/24/2024	3.892%	6,800,000	6,656,446
05/28/2025	2.746%	1,000,000	938,582
03/25/2026	1.849%	2,000,000	1,776,098
Banco Santander SA(k)
Subordinated
11/22/2032	3.225%	1,000,000	771,919
Bank of America Corp.(k)
03/05/2024	3.550%	2,596,000	2,596,000
07/22/2027	1.734%	13,410,000	11,815,474
04/27/2028	4.376%	1,208,000	1,154,588
03/05/2029	3.970%	2,159,000	2,002,447
06/14/2029	2.087%	11,335,000	9,537,797
02/07/2030	3.974%	3,850,000	3,523,614
07/23/2030	3.194%	33,500,000	29,081,507
02/13/2031	2.496%	8,712,000	7,170,312
07/23/2031	1.898%	616,000	479,262
03/11/2032	2.651%	224,000	182,273
04/22/2032	2.687%	4,722,000	3,829,828
07/21/2032	2.299%	785,000	613,997
10/20/2032	2.572%	9,960,000	7,934,341
02/04/2033	2.972%	1,928,000	1,578,052
04/27/2033	4.571%	1,792,000	1,665,373
07/22/2033	5.015%	240,000	230,887
06/19/2041	2.676%	3,113,000	2,137,303
Subordinated
09/21/2036	2.482%	1,618,000	1,211,799
03/08/2037	3.846%	2,257,000	1,903,405
Bank of America Corp.
Subordinated
01/22/2025	4.000%	795,000	774,641
04/21/2025	3.950%	2,500,000	2,424,387
03/03/2026	4.450%	2,000,000	1,945,121
Bank of Ireland Group PLC(a)
11/25/2023	4.500%	3,780,000	3,739,617

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	27

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of Ireland Group PLC(a),(k)
09/16/2026	6.253%	3,560,000	3,568,471
Bank of Montreal
02/01/2028	5.203%	7,350,000	7,316,126
Bank of New York Mellon Corp. (The)
04/24/2025	1.600%	3,885,000	3,600,958
Bank of New York Mellon Corp. (The)(k)
10/25/2033	5.834%	1,832,000	1,907,738
Bank of New Zealand(a)
02/21/2025	2.000%	3,915,000	3,654,709
01/27/2027	2.285%	4,455,000	3,992,432
Bank of Nova Scotia (The)
05/01/2023	1.625%	8,550,000	8,502,639
02/01/2030	4.850%	8,440,000	8,188,219
Bank of Nova Scotia (The)(k)
Subordinated
05/04/2037	4.588%	3,588,000	3,142,140
Banque Federative du Credit Mutuel SA(a)
11/21/2024	2.375%	4,315,000	4,093,497
01/26/2026	4.935%	3,356,000	3,305,400
Barclays PLC
03/16/2025	3.650%	270,000	259,227
Subordinated
05/09/2028	4.836%	995,000	932,009
Barclays PLC(k)
05/07/2025	3.932%	4,045,000	3,938,620
06/24/2031	2.645%	3,175,000	2,529,624
03/10/2032	2.667%	12,020,000	9,368,722
11/02/2033	7.437%	4,700,000	5,069,213
BNP Paribas SA(a)
03/01/2023	3.500%	895,000	894,965
BNP Paribas SA(a),(k)
06/09/2026	2.219%	1,570,000	1,452,962
01/13/2027	1.323%	580,000	513,183
01/20/2028	2.591%	2,620,000	2,323,622
09/30/2028	1.904%	3,535,000	2,979,855
01/13/2029	5.125%	4,235,000	4,162,658
09/15/2029	2.159%	3,900,000	3,228,965
04/19/2032	2.871%	3,775,000	3,052,605
01/20/2033	3.132%	7,920,000	6,425,333
BPCE SA(a)
01/11/2028	3.250%	460,000	415,907
Subordinated
10/22/2023	5.700%	545,000	543,090
07/11/2024	4.625%	4,200,000	4,100,666
07/21/2024	5.150%	3,363,000	3,308,727
CaixaBank SA(a),(k)
01/18/2029	6.208%	1,589,000	1,583,916
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canadian Imperial Bank of Commerce
08/04/2025	3.945%	7,005,000	6,785,296
Capital One Financial Corp.(k)
12/06/2024	1.343%	8,945,000	8,624,893
11/02/2027	1.878%	883,000	771,740
02/01/2029	5.468%	4,995,000	4,900,819
03/01/2030	3.273%	1,696,000	1,466,032
11/02/2032	2.618%	1,000,000	776,561
02/01/2034	5.817%	1,230,000	1,194,393
Citigroup, Inc.(k)
05/01/2025	0.981%	1,410,000	1,332,008
04/08/2026	3.106%	4,210,000	3,997,319
06/09/2027	1.462%	7,108,000	6,213,213
02/24/2028	3.070%	1,445,000	1,312,562
11/05/2030	2.976%	14,780,000	12,596,358
01/29/2031	2.666%	5,550,000	4,622,908
03/31/2031	4.412%	955,000	889,514
06/03/2031	2.572%	5,105,000	4,185,800
05/01/2032	2.561%	7,855,000	6,302,304
01/25/2033	3.057%	9,150,000	7,506,889
12/31/2079	4.700%	10,225,000	9,347,354
12/31/2079	5.000%	1,100,000	1,046,261
Citigroup, Inc.
05/01/2026	3.400%	1,300,000	1,227,715
Subordinated
06/10/2025	4.400%	4,250,000	4,158,060
05/18/2046	4.750%	395,000	340,194
Citizens Financial Group, Inc.(k)
Subordinated
05/21/2037	5.641%	5,060,000	4,752,896
Comerica Bank
07/23/2024	2.500%	3,995,000	3,829,000
Commonwealth Bank of Australia(a)
Subordinated
09/12/2039	3.743%	435,000	331,985
Cooperatieve Rabobank UA(a),(k)
06/24/2026	1.339%	970,000	874,345
02/24/2027	1.106%	2,500,000	2,190,631
02/28/2029	5.564%	10,690,000	10,646,811
Credit Agricole SA(a)
04/24/2023	3.750%	530,000	528,698
07/12/2028	5.301%	5,240,000	5,212,737
Credit Agricole SA(a),(k)
06/16/2026	1.907%	4,810,000	4,419,253
Credit Suisse AG
02/21/2025	3.700%	855,000	797,985
08/07/2026	1.250%	539,000	441,018
07/09/2027	5.000%	5,481,000	5,022,830

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Group AG(a),(k)
06/05/2026	2.193%	3,297,000	2,845,511
02/02/2027	1.305%	4,520,000	3,650,855
08/11/2028	6.442%	8,745,000	8,098,782
05/14/2032	3.091%	5,680,000	4,031,567
08/12/2033	6.537%	18,360,000	16,440,223
11/15/2033	9.016%	5,301,000	5,554,113
Credit Suisse Group AG(a)
Subordinated
08/08/2023	6.500%	1,030,000	1,009,664
Credit Suisse Group Funding Guernsey Ltd.
06/09/2023	3.800%	4,890,000	4,827,146
Danske Bank A/S(a)
09/12/2023	3.875%	1,350,000	1,335,641
Danske Bank A/S(a),(k)
09/10/2025	0.976%	5,665,000	5,243,332
01/09/2026	6.466%	4,730,000	4,764,004
Deutsche Bank AG(k)
07/14/2026	6.119%	1,540,000	1,538,726
01/07/2028	2.552%	484,000	421,200
01/18/2029	6.720%	2,040,000	2,061,371
Subordinated
01/14/2032	3.729%	2,000,000	1,580,087
02/10/2034	7.079%	2,989,000	2,907,628
Deutsche Bank AG
09/09/2027	5.371%	535,000	530,135
Discover Bank
08/08/2023	4.200%	5,500,000	5,466,318
03/13/2026	4.250%	789,000	757,242
Discover Financial Services
11/06/2024	3.950%	1,495,000	1,455,524
DNB Bank ASA(a),(k)
09/16/2026	1.127%	3,950,000	3,488,522
10/09/2026	5.896%	7,030,000	7,021,664
Goldman Sachs Group Inc (The)(k)
01/27/2032	1.992%	1,805,000	1,386,870
Goldman Sachs Group, Inc. (The)
12/06/2023	1.217%	7,505,000	7,275,980
Subordinated
05/22/2045	5.150%	2,100,000	1,941,542
Goldman Sachs Group, Inc. (The)(k)
09/29/2025	3.272%	4,160,000	3,999,074
03/09/2027	1.431%	11,330,000	9,986,570
10/21/2027	1.948%	2,865,000	2,507,905
02/24/2028	2.640%	4,585,000	4,098,608
04/22/2032	2.615%	12,585,000	10,115,222
07/21/2032	2.383%	19,430,000	15,268,755
10/21/2032	2.650%	2,415,000	1,925,902
12/31/2079	3.650%	2,135,000	1,796,826
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HSBC Holdings PLC(k)
11/07/2025	2.633%	1,148,000	1,087,291
03/10/2026	2.999%	929,000	878,644
04/18/2026	1.645%	604,000	553,786
06/04/2026	2.099%	1,379,000	1,270,773
05/24/2027	1.589%	3,379,000	2,956,707
03/13/2028	4.041%	1,687,000	1,575,203
06/09/2028	4.755%	2,905,000	2,784,472
09/22/2028	2.013%	11,579,000	9,809,202
08/17/2029	2.206%	5,910,000	4,903,193
05/24/2032	2.804%	1,500,000	1,196,560
Junior Subordinated
12/31/2079	6.000%	877,000	812,006
Subordinated
11/03/2033	8.113%	2,815,000	3,098,830
HSBC Holdings PLC(c),(k)
12/31/2079	0.000%	725,000	725,000
Huntington National Bank (The)
01/10/2030	5.650%	2,060,000	2,077,104
Intesa Sanpaolo SpA(a)
11/21/2025	7.000%	3,570,000	3,649,375
Intesa Sanpaolo SpA(a),(k)
Subordinated
06/01/2032	4.198%	1,100,000	834,450
JPMorgan Chase & Co.(k)
04/23/2024	3.559%	6,449,000	6,427,759
07/23/2024	3.797%	2,578,000	2,559,308
06/23/2025	0.969%	4,760,000	4,470,097
12/10/2025	1.561%	2,540,000	2,360,510
12/15/2025	5.546%	10,630,000	10,620,899
02/24/2026	2.595%	383,000	361,940
02/04/2027	1.040%	4,299,000	3,775,742
04/22/2027	1.578%	10,430,000	9,224,869
09/22/2027	1.470%	3,741,000	3,243,510
02/24/2028	2.947%	4,610,000	4,182,281
01/23/2029	3.509%	10,345,000	9,460,194
04/23/2029	4.005%	3,180,000	2,956,124
06/01/2029	2.069%	1,151,000	970,417
12/05/2029	4.452%	1,150,000	1,089,940
10/15/2030	2.739%	1,990,000	1,676,564
02/04/2032	1.953%	3,653,000	2,836,997
04/22/2032	2.580%	6,030,000	4,883,468
11/08/2032	2.545%	10,736,000	8,565,978
01/25/2033	2.963%	3,405,000	2,805,270
11/15/2048	3.964%	2,475,000	1,988,362
12/31/2079	4.000%	4,500,000	4,043,213
12/31/2079	4.600%	7,625,000	7,065,151
12/31/2079	5.000%	1,290,000	1,244,085
Subordinated
09/14/2033	5.717%	511,000	506,046

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	29

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase & Co.
Subordinated
05/01/2023	3.375%	1,000,000	996,951
09/10/2024	3.875%	5,440,000	5,307,417
KBC Group NV(a),(k)
01/19/2029	5.796%	1,696,000	1,680,576
KeyBank NA
11/15/2027	5.850%	3,050,000	3,120,955
Lloyds Banking Group PLC
08/16/2023	4.050%	2,940,000	2,922,454
03/12/2024	3.900%	2,600,000	2,555,531
03/22/2028	4.375%	1,975,000	1,868,706
Subordinated
11/04/2024	4.500%	5,560,000	5,444,292
Lloyds Banking Group PLC(k)
05/11/2027	1.627%	1,175,000	1,029,479
08/11/2033	4.976%	3,245,000	3,027,485
Lloyds Banking Group PLC(c),(k)
03/06/2029	5.871%	1,134,000	1,134,792
Macquarie Group Ltd.(a),(k)
10/14/2025	1.201%	1,295,000	1,193,768
01/14/2033	2.871%	6,005,000	4,794,609
06/21/2033	4.442%	1,815,000	1,643,648
Mitsubishi UFJ Financial Group, Inc.(k)
02/22/2029	5.422%	3,125,000	3,103,202
02/22/2031	5.475%	1,576,000	1,561,395
02/22/2034	5.441%	1,415,000	1,390,183
Mizuho Financial Group, Inc.(k)
05/27/2034	5.754%	1,543,000	1,536,829
Morgan Stanley(k)
01/22/2025	0.791%	1,115,000	1,066,385
05/30/2025	0.790%	14,562,000	13,638,527
07/22/2025	2.720%	720,000	690,376
10/21/2025	1.164%	4,545,000	4,208,950
04/28/2026	2.188%	828,000	771,129
05/04/2027	1.593%	5,653,000	4,992,292
07/20/2027	1.512%	962,000	839,672
01/21/2028	2.475%	998,000	889,814
07/22/2028	3.591%	7,821,000	7,233,816
10/18/2028	6.296%	447,000	459,739
01/24/2029	3.772%	4,315,000	3,988,402
01/23/2030	4.431%	2,885,000	2,717,687
02/13/2032	1.794%	1,825,000	1,387,951
04/28/2032	1.928%	5,704,000	4,363,177
07/21/2032	2.239%	9,071,000	7,058,407
10/20/2032	2.511%	1,560,000	1,232,383
01/21/2033	2.943%	5,599,000	4,586,891
10/18/2033	6.342%	6,883,000	7,258,627
04/22/2039	4.457%	299,000	265,661
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/16/2036	2.484%	3,240,000	2,415,615
04/20/2037	5.297%	3,216,000	2,992,046
01/19/2038	5.948%	4,005,000	3,903,640
Morgan Stanley
07/23/2025	4.000%	1,671,000	1,628,079
01/27/2026	3.875%	6,556,000	6,309,534
Subordinated
09/08/2026	4.350%	9,045,000	8,699,700
National Australia Bank Ltd.(a)
Subordinated
01/12/2033	6.429%	1,056,000	1,066,868
National Bank of Canada(k)
06/09/2025	3.750%	7,465,000	7,292,582
Nationwide Building Society(a),(k)
03/08/2024	3.766%	3,370,000	3,368,459
08/01/2024	4.363%	7,040,000	6,989,216
02/16/2028	2.972%	2,610,000	2,340,023
Nationwide Building Society(a)
07/27/2027	4.850%	1,840,000	1,794,447
NatWest Group PLC(c),(k)
03/02/2034	6.016%	3,745,000	3,747,195
Nordea Bank Abp(a)
09/30/2026	1.500%	7,925,000	6,894,593
Northern Trust Corp.(k)
Subordinated
05/08/2032	3.375%	1,345,000	1,220,464
Northern Trust Corp.
Subordinated
11/02/2032	6.125%	3,400,000	3,585,522
PNC Financial Services Group, Inc. (The)(k)
10/28/2033	6.037%	5,030,000	5,228,814
01/24/2034	5.068%	3,355,000	3,249,741
12/31/2079	6.250%	2,741,000	2,641,943
Royal Bank of Canada
11/01/2027	6.000%	6,840,000	7,042,804
Royal Bank of Scotland Group PLC(k)
03/22/2025	4.269%	8,215,000	8,070,778
Santander Holdings USA, Inc.
06/02/2025	3.450%	4,110,000	3,911,569
Santander UK Group Holdings PLC(k)
11/15/2024	4.796%	7,820,000	7,741,891
03/15/2025	1.089%	5,545,000	5,254,162
08/21/2026	1.532%	445,000	397,791
11/21/2026	6.833%	2,605,000	2,649,914
06/14/2027	1.673%	1,762,000	1,538,409
01/10/2029	6.534%	4,705,000	4,763,610

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Societe Generale SA(a)
03/28/2024	3.875%	5,055,000	4,952,310
01/22/2025	2.625%	445,000	419,745
Subordinated
01/10/2053	7.367%	2,970,000	3,009,603
Societe Generale SA(a),(k)
01/19/2028	2.797%	4,285,000	3,808,475
06/09/2032	2.889%	480,000	381,545
01/21/2033	3.337%	2,590,000	2,108,205
Standard Chartered PLC(a),(k)
01/09/2029	6.301%	5,140,000	5,253,277
State Street Corp.(k)
01/26/2034	4.821%	1,937,000	1,869,400
Sumitomo Mitsui Financial Group, Inc.
09/17/2028	1.902%	3,040,000	2,523,290
01/13/2030	5.710%	7,905,000	7,962,437
Sumitomo Mitsui Trust Bank Ltd.(a)
03/25/2024	0.850%	5,715,000	5,437,221
03/10/2025	2.550%	1,045,000	983,052
SunTrust Capital III(b)
Junior Subordinated
3-month USD LIBOR + 0.650% 03/15/2028	5.419%	783,000	737,871
Synchrony Bank
08/22/2025	5.400%	3,625,000	3,571,359
Synchrony Financial
06/13/2025	4.875%	3,875,000	3,772,186
Toronto-Dominion Bank (The)
01/10/2028	5.156%	5,295,000	5,269,881
Truist Financial Corp.(k)
03/02/2027	1.267%	340,000	302,740
01/26/2034	5.122%	6,585,000	6,408,140
U.S. Bancorp(k)
Junior Subordinated
12/31/2079	5.300%	2,980,000	2,706,348
UBS Group AG(a),(k)
05/12/2026	4.488%	980,000	956,121
01/30/2027	1.364%	912,000	804,992
08/10/2027	1.494%	960,000	832,121
05/12/2028	4.751%	573,000	551,925
02/11/2032	2.095%	558,000	430,270
02/11/2043	3.179%	1,172,000	845,848
UBS Group AG(a),(b)
SOFR + 1.580% 05/12/2026	6.130%	3,055,000	3,080,743
UniCredit SpA(a),(k)
09/22/2026	2.569%	5,195,000	4,691,112
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo & Co.(k)
06/02/2024	1.654%	2,135,000	2,113,841
10/30/2025	2.406%	971,000	920,940
02/11/2026	2.164%	1,691,000	1,583,177
04/30/2026	2.188%	3,368,000	3,133,018
08/15/2026	4.540%	6,990,000	6,820,500
03/24/2028	3.526%	1,405,000	1,301,610
05/22/2028	3.584%	1,700,000	1,573,266
06/02/2028	2.393%	10,677,000	9,445,460
07/25/2028	4.808%	14,890,000	14,500,399
02/11/2031	2.572%	6,775,000	5,647,417
03/02/2033	3.350%	15,345,000	12,979,174
04/30/2041	3.068%	5,012,000	3,645,422
04/04/2051	5.013%	1,130,000	1,040,672
Westpac Banking Corp.(k)
Subordinated
08/10/2033	5.405%	5,485,000	5,256,611
Total			1,027,837,506
Brokerage/Asset Managers/Exchanges 0.4%
Ares Finance Co. IV LLC(a)
02/01/2052	3.650%	3,415,000	2,220,590
Blackstone Holdings Finance Co. LLC(a)
08/05/2028	1.625%	643,000	528,703
01/30/2032	2.000%	1,491,000	1,113,196
04/22/2033	6.200%	3,491,000	3,587,110
Blue Owl Finance LLC(a)
02/15/2032	4.375%	2,540,000	2,094,539
Brookfield Finance, Inc.
06/02/2026	4.250%	964,000	928,226
Charles Schwab Corp. (The)(k)
12/31/2079	5.375%	2,845,000	2,822,170
CI Financial Corp.
06/15/2051	4.100%	684,000	410,597
CME Group, Inc.
03/15/2032	2.650%	1,334,000	1,117,179
Depository Trust & Clearing Corp. (The)(a),(k)
12/31/2079	3.375%	673,000	558,517
Hunt Companies, Inc.(a)
04/15/2029	5.250%	2,150,000	1,733,344
Intercontinental Exchange, Inc.
06/15/2030	2.100%	809,000	656,931
09/15/2032	1.850%	3,230,000	2,423,080
03/15/2033	4.600%	5,478,000	5,228,208
09/15/2040	2.650%	775,000	544,869
Jefferies Group LLC
01/20/2043	6.500%	600,000	615,580
National Securities Clearing Corp.(a)
11/21/2027	5.100%	5,185,000	5,180,914

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	31

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nomura Holdings, Inc.
01/22/2027	2.329%	5,995,000	5,305,554
07/14/2031	2.608%	1,100,000	863,409
Stifel Financial Corp.
05/15/2030	4.000%	3,755,000	3,318,558
Total			41,251,274
Building Materials 0.1%
Builders FirstSource, Inc.(a)
03/01/2030	5.000%	1,460,000	1,316,830
Ferguson Finance PLC(a)
04/20/2032	4.650%	2,785,000	2,572,301
Fortune Brands Home & Security, Inc.
03/25/2052	4.500%	4,290,000	3,219,445
Martin Marietta Materials, Inc.
03/15/2030	2.500%	3,380,000	2,798,438
Standard Industries, Inc.(a)
07/15/2030	4.375%	3,295,000	2,742,889
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	2,045,000	1,881,575
Total			14,531,478
Cable and Satellite 0.7%
Cable One, Inc.(a)
11/15/2030	4.000%	695,000	542,979
CCO Holdings LLC/Capital Corp.(a)
06/01/2029	5.375%	100,000	89,230
02/01/2031	4.250%	1,725,000	1,383,950
CCO Holdings LLC/Holdings Capital Corp.(a)
01/15/2034	4.250%	1,125,000	842,231
Charter Communications Operating LLC/Capital
01/15/2029	2.250%	616,000	493,692
10/23/2035	6.384%	1,775,000	1,699,659
10/23/2045	6.484%	4,170,000	3,772,329
04/01/2048	5.750%	1,360,000	1,131,796
03/01/2050	4.800%	4,625,000	3,368,456
04/01/2051	3.700%	2,305,000	1,407,360
06/01/2052	3.900%	3,954,000	2,491,775
04/01/2053	5.250%	2,265,000	1,766,860
04/01/2061	3.850%	941,000	552,680
Comcast Corp.
10/15/2025	3.950%	3,095,000	3,008,321
11/15/2027	5.350%	628,000	637,089
02/01/2030	2.650%	723,000	622,026
01/15/2031	1.950%	1,347,000	1,079,344
03/01/2038	3.900%	822,000	705,122
11/01/2047	3.969%	563,000	453,892
02/01/2050	3.450%	1,900,000	1,388,079
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cox Communications, Inc.(a)
08/15/2024	3.150%	780,000	751,861
06/15/2031	2.600%	1,975,000	1,595,662
CSC Holdings LLC(a)
04/15/2027	5.500%	3,550,000	3,093,423
02/01/2028	5.375%	1,193,000	995,289
04/01/2028	7.500%	600,000	401,370
02/01/2029	6.500%	2,914,000	2,470,531
01/15/2030	5.750%	1,600,000	915,961
02/15/2031	3.375%	1,000,000	685,894
11/15/2031	5.000%	5,000,000	2,665,576
DISH DBS Corp.
11/15/2024	5.875%	2,000,000	1,869,784
07/01/2026	7.750%	2,039,000	1,581,309
06/01/2029	5.125%	1,400,000	827,530
DISH Network Corp.(a)
11/15/2027	11.750%	1,925,000	1,951,889
Intelsat Jackson Holdings SA(a)
03/15/2030	6.500%	5,833,000	5,079,785
Sirius XM Radio, Inc.(a)
07/01/2029	5.500%	1,485,000	1,338,621
Time Warner Cable LLC
05/01/2037	6.550%	235,000	223,812
11/15/2040	5.875%	3,890,000	3,424,878
09/01/2041	5.500%	7,444,000	6,278,923
Viasat, Inc.(a)
09/15/2025	5.625%	1,425,000	1,320,608
04/15/2027	5.625%	1,415,000	1,290,581
VZ Secured Financing BV(a)
01/15/2032	5.000%	1,500,000	1,240,662
Total			67,440,819
Chemicals 0.3%
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	400,000	337,237
Cabot Corp.
07/01/2029	4.000%	1,810,000	1,630,482
06/30/2032	5.000%	1,800,000	1,696,678
CF Industries, Inc.
03/15/2034	5.150%	3,125,000	2,906,581
06/01/2043	4.950%	1,700,000	1,423,071
Dow Chemical Co. (The)
11/15/2042	4.375%	456,000	383,992
Eastman Chemical Co.(c)
03/08/2033	5.750%	2,195,000	2,179,715
Eastman Chemical Co.
10/15/2044	4.650%	2,511,000	2,091,873
Ecolab, Inc.
08/18/2055	2.750%	333,000	204,626

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
EverArc Escrow Sarl(a)
10/30/2029	5.000%	300,000	238,749
FMC Corp.
10/01/2049	4.500%	340,000	275,405
GC Treasury Center Co., Ltd.(a)
03/18/2031	2.980%	750,000	609,743
Huntsman International LLC
06/15/2031	2.950%	2,375,000	1,890,169
Ingevity Corp.(a)
11/01/2028	3.875%	1,510,000	1,294,867
International Flavors & Fragrances, Inc.(a)
11/01/2030	2.300%	3,060,000	2,361,778
International Flavors & Fragrances, Inc.
09/26/2048	5.000%	3,305,000	2,741,105
LYB International Finance III LLC
05/01/2050	4.200%	1,505,000	1,135,350
04/01/2051	3.625%	180,000	123,370
LyondellBasell Industries NV
04/15/2024	5.750%	713,000	712,702
Mosaic Co. (The)
11/15/2033	5.450%	1,173,000	1,159,826
11/15/2043	5.625%	985,000	934,373
Nutrien Ltd.
11/07/2025	5.950%	496,000	503,226
Olin Corp.
02/01/2030	5.000%	1,560,000	1,421,807
Sasol Financing USA LLC
03/27/2024	5.875%	600,000	592,582
Westlake Corp.
08/15/2051	3.125%	180,000	111,359
Total			28,960,666
Construction Machinery 0.2%
CNH Industrial Capital LLC
05/23/2025	3.950%	5,880,000	5,691,237
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	5,359,000	4,615,129
John Deere Capital Corp.
01/20/2028	4.750%	9,563,000	9,516,621
04/18/2029	3.350%	642,000	589,337
Komatsu Finance America, Inc.(a)
10/06/2027	5.499%	810,000	827,657
OT Merger Corp.(a)
10/15/2029	7.875%	350,000	210,021
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
01/15/2030	5.250%	3,000,000	2,842,638
02/15/2031	3.875%	1,664,000	1,432,378
Total			25,725,018
Consumer Cyclical Services 0.1%
ADT Security Corp. (The)(a)
08/01/2029	4.125%	1,645,000	1,415,036
Allied Universal Holdco LLC/Finance Corp.(a)
07/15/2026	6.625%	2,300,000	2,186,277
06/01/2029	6.000%	1,300,000	975,148
Allied Universal Holdco LLC/Finance Corp./Atlas Luxco 4 Sarl(a)
06/01/2028	4.625%	1,910,000	1,571,296
06/01/2028	4.625%	990,000	826,446
ANGI Group LLC(a)
08/15/2028	3.875%	1,820,000	1,401,291
Expedia Group, Inc.(a)
05/01/2025	6.250%	1,094,000	1,102,438
Match Group Holdings II LLC(a)
10/01/2031	3.625%	1,785,000	1,404,634
WASH Multifamily Acquisition, Inc.(a)
04/15/2026	5.750%	300,000	279,186
Total			11,161,752
Consumer Products 0.3%
Brunswick Corp.
09/15/2032	4.400%	2,395,000	2,036,353
Central Garden & Pet Co.
10/15/2030	4.125%	1,545,000	1,287,116
Colgate-Palmolive Co.(c)
03/01/2033	4.600%	8,596,000	8,588,317
GSK Consumer Healthcare Capital US LLC
03/24/2029	3.375%	555,000	493,701
Hasbro, Inc.
11/19/2024	3.000%	647,000	620,185
11/19/2026	3.550%	444,000	412,684
Mead Johnson Nutrition Co.
11/15/2025	4.125%	616,000	599,832
Newell Brands, Inc.
06/01/2025	4.875%	4,150,000	4,020,175
Prestige Brands, Inc.(a)
04/01/2031	3.750%	1,665,000	1,351,663
Scotts Miracle-Gro Co. (The)
12/15/2026	5.250%	235,000	225,610
Spectrum Brands, Inc.(a)
07/15/2030	5.500%	643,000	568,383
SWF Escrow Issuer Corp.(a)
10/01/2029	6.500%	950,000	616,059

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	33

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tempur Sealy International, Inc.(a)
04/15/2029	4.000%	1,500,000	1,281,425
Whirlpool Corp.
03/01/2033	5.500%	6,037,000	5,949,901
Total			28,051,404
Diversified Manufacturing 0.1%
Amsted Industries, Inc.(a)
05/15/2030	4.625%	1,685,000	1,481,396
Chart Industries, Inc.(a)
01/01/2030	7.500%	475,000	482,273
EnerSys(a)
04/30/2023	5.000%	200,000	199,825
General Electric Co.(b)
3-month USD LIBOR + 0.480% 08/15/2036	5.344%	5,380,000	4,483,462
Griffon Corp.
03/01/2028	5.750%	525,000	483,352
Kennametal, Inc.
06/15/2028	4.625%	1,370,000	1,290,990
Regal Rexnord Corp.(a)
02/15/2030	6.300%	404,000	395,890
04/15/2033	6.400%	404,000	395,836
Trane Technologies Financing Ltd.(c)
03/03/2033	5.250%	1,195,000	1,187,740
Valmont Industries, Inc.
10/01/2054	5.250%	2,050,000	1,789,415
Total			12,190,179
Electric 3.1%
AEP Texas Central Co.(a)
10/01/2025	3.850%	1,828,000	1,743,910
AEP Texas Central Co.
02/15/2033	6.650%	1,385,000	1,466,110
AEP Texas, Inc.
01/15/2050	3.450%	942,000	674,571
AEP Transmission Co. LLC
08/15/2051	2.750%	1,095,000	701,826
AES Corp. (The)(a)
07/15/2025	3.300%	2,730,000	2,567,248
AES Corp. (The)
01/15/2026	1.375%	662,000	585,105
Alabama Power Co.
12/01/2023	3.550%	964,000	951,005
10/01/2049	3.450%	673,000	490,607
Alliant Energy Finance LLC(a)
06/15/2023	3.750%	2,417,000	2,402,939
06/15/2028	4.250%	3,100,000	2,887,921
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ameren Corp.
02/15/2026	3.650%	590,000	561,172
03/15/2028	1.750%	2,740,000	2,333,676
American Electric Power Co., Inc.(c)
03/01/2033	5.625%	9,559,000	9,548,259
American Electric Power Co., Inc.
03/01/2050	3.250%	691,000	464,194
Junior Subordinated
03/15/2024	2.031%	3,165,000	3,045,818
American Electric Power Co., Inc.(k)
02/15/2062	3.875%	3,891,000	3,257,767
American Transmission Systems, Inc.(a)
01/15/2032	2.650%	2,893,000	2,370,567
09/01/2044	5.000%	749,000	688,213
Appalachian Power Co.
03/01/2049	4.500%	432,000	361,019
Arizona Public Service Co.
08/15/2048	4.200%	570,000	446,873
Avangrid, Inc.
04/15/2025	3.200%	1,614,000	1,532,381
06/01/2029	3.800%	3,845,000	3,477,368
Baltimore Gas and Electric Co.
06/15/2031	2.250%	884,000	714,319
Black Hills Corp.
11/30/2023	4.250%	286,000	283,234
10/15/2029	3.050%	488,000	415,268
05/01/2033	4.350%	241,000	215,247
Calpine Corp.(a)
02/15/2028	4.500%	2,500,000	2,251,105
03/15/2028	5.125%	575,000	509,973
02/01/2029	4.625%	2,000,000	1,686,125
02/01/2031	5.000%	4,045,000	3,326,960
Cleveland Electric Illuminating Co. (The)(a)
04/01/2028	3.500%	3,293,000	3,023,751
Cleveland Electric Illuminating Co. (The)
12/15/2036	5.950%	1,279,000	1,282,425
CMS Energy Corp.
02/15/2027	2.950%	80,000	72,564
CMS Energy Corp.(k)
06/01/2050	4.750%	2,514,000	2,248,059
12/01/2050	3.750%	386,000	305,388
Commonwealth Edison Co.
08/15/2047	3.750%	409,000	318,569
Connecticut Light and Power Co. (The)
01/15/2053	5.250%	1,796,000	1,793,109

The accompanying Notes to Financial Statements are an integral part of this statement.
34	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consolidated Edison Co. of New York, Inc.
03/01/2033	5.200%	5,230,000	5,239,021
03/01/2035	5.300%	171,000	168,566
06/15/2046	3.850%	1,310,000	1,019,152
06/15/2047	3.875%	1,640,000	1,272,429
11/15/2057	4.000%	321,000	246,721
Constellation Energy Generation LLC
03/01/2028	5.600%	1,015,000	1,018,166
03/01/2033	5.800%	6,564,000	6,646,311
Consumers Energy Co.
05/15/2033	4.625%	5,200,000	5,053,727
Dominion Energy, Inc.
08/15/2026	2.850%	750,000	689,037
11/15/2032	5.375%	1,551,000	1,522,377
Dominion Energy, Inc.(k)
12/31/2079	4.350%	198,000	173,044
12/31/2079	4.650%	5,000,000	4,606,494
DTE Electric Co.(c)
04/01/2033	5.200%	547,000	547,724
04/01/2053	5.400%	2,391,000	2,408,340
DTE Energy Co.
10/01/2026	2.850%	10,155,000	9,321,563
Duke Energy Carolinas LLC
04/15/2031	2.550%	370,000	308,287
12/15/2041	4.250%	19,000	16,365
09/30/2042	4.000%	615,000	505,357
06/01/2045	3.750%	157,000	122,512
12/01/2047	3.700%	46,000	35,158
01/15/2053	5.350%	4,473,000	4,419,387
Duke Energy Corp.
04/15/2024	3.750%	3,373,000	3,310,216
09/01/2026	2.650%	4,710,000	4,302,883
09/01/2046	3.750%	1,416,000	1,041,134
Duke Energy Corp.(k)
12/31/2079	4.875%	213,000	205,039
Duke Energy Florida LLC
12/15/2031	2.400%	1,234,000	1,001,797
07/15/2048	4.200%	189,000	158,890
11/15/2052	5.950%	588,000	627,182
Duke Energy Indiana LLC
10/01/2049	3.250%	436,000	307,300
Duke Energy Ohio, Inc.
06/01/2030	2.125%	430,000	350,722
06/15/2046	3.700%	2,981,000	2,158,147
Duke Energy Progress LLC
05/15/2042	4.100%	1,434,000	1,197,771
03/15/2043	4.100%	475,000	396,110
03/30/2044	4.375%	770,000	659,341
08/15/2045	4.200%	329,000	273,843
10/15/2046	3.700%	312,000	235,827
09/15/2047	3.600%	940,000	707,680
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Duquesne Light Holdings, Inc.(a)
10/01/2030	2.532%	463,000	366,600
Edison International
08/15/2025	4.700%	7,795,000	7,594,532
Enel Finance America LLC(a)
10/14/2027	7.100%	276,000	289,621
Enel Finance International NV(a)
04/06/2028	3.500%	2,370,000	2,127,778
10/14/2032	7.500%	888,000	960,681
10/14/2052	7.750%	911,000	1,025,799
Entergy Arkansas LLC
01/15/2033	5.150%	480,000	477,511
04/01/2049	4.200%	941,000	783,336
06/15/2051	2.650%	212,000	131,868
06/15/2052	3.350%	317,000	224,117
Entergy Corp.
09/15/2025	0.900%	3,770,000	3,360,499
06/15/2030	2.800%	348,000	291,580
06/15/2031	2.400%	801,000	633,768
Entergy Louisiana LLC
10/01/2026	2.400%	2,409,000	2,171,214
Entergy Mississippi LLC
06/01/2049	3.850%	1,178,000	905,808
Entergy Texas, Inc.
03/30/2029	4.000%	348,000	325,740
Evergy Metro, Inc.
06/01/2030	2.250%	572,000	470,848
Eversource Energy
08/15/2025	0.800%	662,000	591,936
08/15/2026	1.400%	752,000	660,111
03/01/2027	2.900%	1,335,000	1,222,211
07/01/2027	4.600%	2,675,000	2,608,989
Exelon Corp.
03/15/2028	5.150%	1,805,000	1,789,596
04/15/2046	4.450%	1,050,000	873,455
03/15/2053	5.600%	6,428,000	6,282,040
FirstEnergy Transmission LLC(a)
09/15/2028	2.866%	3,224,000	2,823,112
Florida Power & Light Co.
12/04/2051	2.875%	359,000	239,393
Florida Power & Light Co.(c)
04/01/2053	5.300%	5,295,000	5,268,631
Fortis, Inc.
10/04/2026	3.055%	460,000	427,165
Georgia Power Co.
09/15/2024	2.200%	848,000	808,311
Gulf Power Co.
10/01/2044	4.550%	1,350,000	1,193,890

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	35

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Michigan Power Co.
05/01/2051	3.250%	1,327,000	916,660
Inkia Energy Ltd.(a)
11/09/2027	5.875%	330,000	303,627
Interstate Power and Light Co.
11/30/2051	3.100%	3,194,000	2,118,067
Interstate Power and Light, Co.
12/01/2024	3.250%	792,000	762,947
IPALCO Enterprises, Inc.
05/01/2030	4.250%	1,590,000	1,432,401
Jersey Central Power & Light Co.(a)
04/01/2024	4.700%	1,600,000	1,579,495
01/15/2026	4.300%	2,000,000	1,921,659
03/01/2032	2.750%	336,000	274,587
Jersey Central Power & Light Co.
06/01/2037	6.150%	1,985,000	1,987,006
Kansas City Power & Light Co.
08/15/2025	3.650%	665,000	635,088
Metropolitan Edison Co.(a)
01/15/2029	4.300%	1,928,000	1,800,228
MidAmerican Energy Co.
10/15/2044	4.400%	96,000	85,043
Mississippi Power Co.
03/15/2042	4.250%	414,000	340,615
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%	300,000	258,247
Monongahela Power Co.(a)
05/15/2027	3.550%	617,000	576,622
Narragansett Electric Co. (The)(a)
04/09/2030	3.395%	2,179,000	1,946,706
National Rural Utilities Cooperative Finance Corp.
02/07/2024	2.950%	3,765,000	3,680,487
03/15/2030	2.400%	1,347,000	1,131,721
06/15/2031	1.650%	930,000	712,851
04/15/2032	2.750%	1,233,000	1,018,061
12/15/2032	4.150%	1,119,000	1,028,461
01/15/2033	5.800%	864,000	890,142
National Rural Utilities Cooperative Finance Corp.(k)
04/30/2043	4.750%	1,529,000	1,484,479
Subordinated
04/20/2046	5.250%	1,687,000	1,595,001
New England Power Co.(a)
10/06/2050	2.807%	3,670,000	2,342,031
NextEra Energy Capital Holdings, Inc.
09/01/2024	4.255%	1,137,000	1,115,839
01/15/2027	1.875%	1,472,000	1,297,757
01/15/2032	2.440%	600,000	474,953
02/28/2033	5.050%	1,391,000	1,345,904
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/28/2053	5.250%	7,247,000	6,865,485
NextEra Energy Capital Holdings, Inc.(c)
03/01/2025	6.051%	4,242,000	4,270,275
NextEra Energy Capital Holdings, Inc.(k)
03/15/2082	3.800%	3,812,000	3,257,368
NRG Energy, Inc.(a)
12/02/2025	2.000%	560,000	496,597
12/02/2027	2.450%	2,420,000	2,042,702
02/15/2029	3.375%	542,000	441,788
06/15/2029	5.250%	3,000,000	2,668,655
NRG Energy, Inc.
01/15/2027	6.625%	954,000	952,428
NSTAR Electric Co.
08/15/2031	1.950%	524,000	414,509
Oglethorpe Power Corp.
08/01/2050	3.750%	651,000	477,077
Oklahoma Gas and Electric Co.
01/15/2033	5.400%	509,000	510,911
Oncor Electric Delivery Co. LLC
09/15/2032	4.550%	1,238,000	1,197,862
Pacific Gas and Electric Co.
06/08/2025	4.950%	3,650,000	3,579,429
07/01/2030	4.550%	5,735,000	5,178,429
04/15/2042	4.450%	562,000	421,763
03/15/2045	4.300%	948,000	686,349
03/15/2046	4.250%	424,000	300,599
01/15/2053	6.750%	677,000	673,188
PacifiCorp
03/15/2051	3.300%	680,000	485,052
12/01/2053	5.350%	1,475,000	1,455,276
PECO Energy Co.
10/01/2044	4.150%	176,000	148,016
05/15/2052	4.600%	2,500,000	2,259,759
Pennsylvania Electric Co.(a)
03/15/2028	3.250%	1,990,000	1,800,731
PPL Electric Utilities Corp.(c)
05/15/2053	5.250%	6,381,000	6,294,000
Public Service Co. of New Hampshire
01/15/2053	5.150%	1,173,000	1,158,742
Public Service Electric and Gas Co.
12/01/2047	3.600%	105,000	81,376
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	642,000	575,289
11/15/2027	5.850%	624,000	638,182
08/15/2030	1.600%	466,000	360,344
11/15/2031	2.450%	2,062,000	1,649,412
Puget Energy, Inc.
03/15/2032	4.224%	1,795,000	1,589,888

The accompanying Notes to Financial Statements are an integral part of this statement.
36	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Electric & Gas Co.
05/15/2033	5.300%	676,000	680,562
Southern California Edison Co.(c)
03/01/2028	5.300%	4,960,000	4,954,107
Southern Co. (The)
07/01/2036	4.250%	595,000	517,475
Southern Co. (The)(k)
01/15/2051	4.000%	1,166,000	1,090,610
09/15/2051	3.750%	1,122,000	964,499
Junior Subordinated
08/01/2027	5.113%	932,000	920,071
Southwestern Electric Power Co.
03/15/2026	1.650%	1,096,000	979,652
10/01/2026	2.750%	6,450,000	5,887,048
Tampa Electric Co.
05/15/2044	4.350%	434,000	363,924
07/15/2052	5.000%	2,250,000	2,084,908
Toledo Edison Co. (The)
05/15/2037	6.150%	951,000	992,891
Tucson Electric Power Co.
03/15/2023	3.850%	2,480,000	2,478,251
12/01/2048	4.850%	259,000	227,374
06/15/2050	4.000%	2,690,000	2,091,366
Union Electric Co.
09/15/2042	3.900%	590,000	482,013
Union Electric Co.(c)
03/15/2053	5.450%	3,704,000	3,707,220
Virginia Electric & Power Co.
03/15/2027	3.500%	1,446,000	1,360,557
09/15/2047	3.800%	942,000	729,869
Vistra Corp.(a),(k)
12/31/2079	7.000%	425,000	397,921
12/31/2079	8.000%	4,650,000	4,482,546
Vistra Operations Co. LLC(a)
07/15/2024	3.550%	2,505,000	2,405,209
05/13/2025	5.125%	6,261,000	6,080,631
02/15/2027	5.625%	2,950,000	2,798,755
07/31/2027	5.000%	2,000,000	1,858,917
05/01/2029	4.375%	2,725,000	2,356,466
Vistra Operations Co., LLC(a)
01/30/2027	3.700%	885,000	809,934
WEC Energy Group, Inc.
09/27/2025	5.000%	304,000	301,274
10/01/2027	5.150%	426,000	423,267
10/15/2027	1.375%	1,094,000	927,232
12/15/2028	2.200%	746,000	632,769
Wisconsin Electric Power Co.
06/15/2028	1.700%	680,000	577,926
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin Public Service Corp.
12/01/2042	3.671%	814,000	626,234
Total			313,388,049
Environmental 0.1%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	175,000	174,416
Waste Connections, Inc.
02/01/2030	2.600%	404,000	343,801
06/01/2032	3.200%	404,000	344,707
04/01/2050	3.050%	885,000	596,856
Waste Management, Inc.
02/15/2030	4.625%	6,288,000	6,110,017
02/15/2033	4.625%	1,346,000	1,293,837
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,650,000	1,506,180
Total			10,369,814
Finance Companies 1.0%
AerCap Ireland Capital DAC/Global Aviation Trust
02/15/2024	3.150%	3,225,000	3,144,440
10/01/2025	4.450%	1,889,000	1,813,431
10/29/2026	2.450%	445,000	392,449
10/29/2028	3.000%	5,655,000	4,818,839
01/30/2032	3.300%	2,913,000	2,331,572
Air Lease Corp.
03/01/2025	3.250%	2,500,000	2,373,706
07/01/2025	3.375%	2,750,000	2,588,970
01/15/2026	2.875%	2,075,000	1,913,330
08/15/2026	1.875%	2,285,000	1,994,952
12/01/2027	3.625%	465,000	422,859
12/15/2027	5.850%	2,635,000	2,623,328
Aircastle Ltd.(a)
01/26/2028	2.850%	3,335,000	2,833,914
Ares Capital Corp.
03/01/2025	4.250%	210,000	201,619
06/15/2028	2.875%	3,285,000	2,695,593
Aviation Capital Group LLC(a)
05/01/2023	3.875%	3,381,000	3,366,174
12/15/2024	5.500%	1,030,000	1,017,121
09/20/2026	1.950%	630,000	542,372
11/01/2027	3.500%	290,000	254,536
Avolon Holdings Funding Ltd.(a)
07/01/2024	3.950%	750,000	725,180
02/15/2025	2.875%	2,905,000	2,700,673
02/21/2026	2.125%	1,033,000	905,134
05/01/2026	4.375%	842,000	783,302
11/18/2027	2.528%	2,283,000	1,904,037
02/21/2028	2.750%	477,000	397,979
Bain Capital Specialty Finance, Inc.
10/13/2026	2.550%	3,250,000	2,795,515

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	37

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Barings BDC, Inc.
11/23/2026	3.300%	1,230,000	1,088,906
Blackstone Private Credit Fund
12/15/2026	2.625%	8,155,000	6,926,197
Blackstone Secured Lending Fund
09/30/2028	2.850%	3,560,000	2,872,404
FirstCash, Inc.(a)
01/01/2030	5.625%	1,500,000	1,331,872
FS KKR Capital Corp.
10/12/2028	3.125%	2,650,000	2,172,783
Golub Capital BDC, Inc.
08/24/2026	2.500%	4,625,000	4,001,747
Hercules Capital, Inc.
01/20/2027	3.375%	4,585,000	4,049,379
Main Street Capital Corp.
05/01/2024	5.200%	666,000	657,579
07/14/2026	3.000%	6,000,000	5,294,820
Morgan Stanley Direct Lending Fund
02/11/2027	4.500%	2,530,000	2,378,838
Navient Corp.
03/15/2027	5.000%	1,555,000	1,380,200
OneMain Finance Corp.
09/15/2030	4.000%	390,000	297,797
Owl Rock Capital Corp.
07/22/2025	3.750%	1,075,000	1,005,531
01/15/2026	4.250%	1,370,000	1,277,488
OWL Rock Core Income Corp.
03/21/2025	5.500%	950,000	922,881
OWL Rock Core Income Corp.(a)
09/16/2027	7.750%	2,113,000	2,111,015
Owl Rock Technology Finance Corp.(a)
12/15/2025	4.750%	6,475,000	5,914,738
Park Aerospace Holdings Ltd.(a)
03/15/2023	4.500%	3,105,000	3,103,565
02/15/2024	5.500%	379,000	375,822
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	1,490,000	1,156,350
SMBC Aviation Capital Finance DAC(a)
10/15/2026	1.900%	1,206,000	1,032,661
Springleaf Finance Corp.
03/15/2024	6.125%	2,600,000	2,569,814
Total			97,463,412
Food and Beverage 0.8%
Anheuser-Busch Companies LLC/InBev Worldwide, Inc.
02/01/2036	4.700%	1,186,000	1,112,803
02/01/2046	4.900%	8,289,000	7,609,600
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Anheuser-Busch InBev Worldwide, Inc.
01/23/2039	5.450%	840,000	838,306
01/23/2049	5.550%	2,915,000	2,937,694
B&G Foods, Inc.
04/01/2025	5.250%	2,200,000	1,992,395
Bacardi Ltd.(a)
05/15/2048	5.300%	1,060,000	957,059
Cargill Inc.(a)
11/10/2031	2.125%	1,826,000	1,448,647
Cargill, Inc.(a)
04/22/2025	3.500%	2,449,000	2,362,102
04/23/2030	2.125%	750,000	617,499
04/22/2052	4.375%	523,000	462,351
Coca-Cola Co. (The)
03/25/2030	3.450%	2,253,000	2,071,780
Coca-Cola Europacific Partners PLC(a)
05/03/2024	0.800%	6,295,000	5,945,646
Constellation Brands, Inc.
12/01/2025	4.750%	578,000	570,843
Diageo Capital PLC
04/29/2032	2.125%	173,000	137,725
JBS SA/Food Co./Finance, Inc.(a)
05/15/2032	3.000%	3,255,000	2,474,225
JBS USA LUX SA/Food Co./Finance, Inc.(a)
02/01/2028	5.125%	2,025,000	1,930,488
02/02/2029	3.000%	1,955,000	1,632,582
12/01/2031	3.750%	3,055,000	2,449,694
12/01/2052	6.500%	8,005,000	7,593,336
Kraft Heinz Foods Co.
01/26/2039	6.875%	796,000	867,676
10/01/2039	4.625%	2,029,000	1,779,789
02/09/2040	6.500%	1,215,000	1,280,917
06/04/2042	5.000%	3,000,000	2,726,599
06/01/2046	4.375%	1,980,000	1,619,539
10/01/2049	4.875%	1,370,000	1,201,830
Kraft Heinz Foods Co. (The)
07/15/2045	5.200%	1,205,000	1,113,171
Lamb Weston Holdings, Inc.(a)
01/31/2032	4.375%	1,535,000	1,349,364
Mars, Inc.(a)
04/01/2039	3.875%	1,040,000	882,505
07/16/2040	2.375%	964,000	664,031
Nestle Holdings, Inc.(a)
10/01/2027	4.125%	1,167,000	1,137,237
09/15/2030	1.250%	1,147,000	902,566
09/24/2038	3.900%	950,000	839,351
01/15/2053	4.700%	486,000	464,200
PepsiCo, Inc.
07/18/2032	3.900%	2,072,000	1,947,455

The accompanying Notes to Financial Statements are an integral part of this statement.
38	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pilgrim’s Pride Corp.
04/15/2031	4.250%	2,000,000	1,670,053
03/01/2032	3.500%	3,000,000	2,337,672
Post Holdings, Inc.(a)
03/01/2027	5.750%	2,676,000	2,615,663
12/15/2029	5.500%	2,235,000	2,050,225
04/15/2030	4.625%	1,349,000	1,169,970
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	1,610,000	1,381,166
Smithfield Foods, Inc.(a)
02/01/2027	4.250%	2,500,000	2,301,240
10/15/2030	3.000%	2,020,000	1,569,964
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	915,000	726,805
Viterra Finance BV(a)
04/21/2026	2.000%	1,125,000	975,982
Total			80,719,745
Foreign Agencies 0.0%
PT Bank Mandiri Persero Tbk(a)
04/11/2024	3.750%	850,000	830,946
Gaming 0.3%
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,375,000	1,176,429
02/15/2030	7.000%	950,000	956,746
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	3,840,000	3,746,730
01/15/2029	5.300%	765,000	724,051
01/15/2030	4.000%	3,552,000	3,115,580
Golden Entertainment, Inc.(a)
04/15/2026	7.625%	1,720,000	1,724,238
International Game Technology PLC(a)
02/15/2025	6.500%	1,375,000	1,378,804
01/15/2027	6.250%	400,000	392,090
MGM Resorts International
05/01/2025	6.750%	1,150,000	1,151,401
09/01/2026	4.625%	188,000	175,002
04/15/2027	5.500%	1,500,000	1,425,406
Penn National Gaming, Inc.(a)
07/01/2029	4.125%	460,000	373,998
Premier Entertainment Sub LLC/Finance Corp.(a)
09/01/2031	5.875%	2,825,000	2,023,924
Scientific Games International, Inc.(a)
07/01/2025	8.625%	1,400,000	1,431,977
VICI Properties LP
05/15/2032	5.125%	3,579,000	3,318,513
05/15/2052	5.625%	1,145,000	1,018,281
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%	220,000	211,427
09/01/2026	4.500%	2,740,000	2,557,660
02/01/2027	5.750%	820,000	799,987
02/15/2027	3.750%	2,000,000	1,815,030
01/15/2028	4.500%	146,000	134,553
02/15/2029	3.875%	1,440,000	1,254,840
08/15/2030	4.125%	464,000	403,287
Wynn Resorts Finance LLC/Capital Corp.(a)
10/01/2029	5.125%	1,000,000	893,900
Total			32,203,854
Health Care 1.2%
Abbott Laboratories
11/30/2046	4.900%	205,000	201,628
Barnabas Health, Inc.
07/01/2028	4.000%	3,200,000	2,964,713
Becton Dickinson and Co.
12/15/2024	3.734%	44,000	42,766
02/13/2028	4.693%	1,459,000	1,426,962
08/22/2032	4.298%	2,913,000	2,706,254
05/15/2044	4.875%	1,555,000	1,321,604
Cigna Corp.
03/01/2027	3.400%	2,190,000	2,050,453
08/15/2038	4.800%	429,000	394,288
07/15/2046	4.800%	2,070,000	1,822,357
03/15/2050	3.400%	892,000	627,539
03/15/2051	3.400%	1,215,000	854,753
CommonSpirit Health
10/01/2025	1.547%	3,000,000	2,718,169
10/01/2030	2.782%	1,485,000	1,243,469
11/01/2042	4.350%	500,000	421,563
CVS Health Corp.
07/20/2025	3.875%	1,002,000	970,897
02/21/2030	5.125%	3,805,000	3,735,460
09/15/2031	2.125%	903,000	707,540
07/20/2035	4.875%	1,000,000	939,981
03/25/2038	4.780%	8,665,000	7,865,086
04/01/2040	4.125%	1,899,000	1,555,652
08/21/2040	2.700%	996,000	673,664
07/20/2045	5.125%	659,000	593,744
03/25/2048	5.050%	9,325,000	8,359,334
02/21/2053	5.625%	5,295,000	5,124,365
DaVita, Inc.(a)
06/01/2030	4.625%	2,495,000	2,055,515
Dentsply Sirona, Inc.
06/01/2030	3.250%	1,347,000	1,149,292
Duke University Health System, Inc.
06/01/2047	3.920%	875,000	739,586
Embecta Corp.(a)
02/15/2030	5.000%	1,500,000	1,271,950

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	39

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%	3,805,000	3,235,345
GE Healthcare Holding LLC(a)
11/15/2024	5.550%	5,095,000	5,083,586
HCA, Inc.
02/01/2025	5.375%	2,900,000	2,872,849
04/15/2025	5.250%	1,659,000	1,641,917
06/15/2025	7.690%	750,000	779,512
06/15/2026	5.250%	3,135,000	3,090,514
02/15/2027	4.500%	679,000	650,576
12/01/2027	7.050%	10,000	10,503
06/15/2029	4.125%	3,850,000	3,504,829
09/01/2030	3.500%	3,874,000	3,330,723
07/15/2031	2.375%	1,580,000	1,230,038
06/15/2047	5.500%	2,515,000	2,262,806
06/15/2049	5.250%	3,225,000	2,784,399
07/15/2051	3.500%	1,697,000	1,106,812
HCA, Inc.(a)
03/15/2027	3.125%	1,687,000	1,535,463
03/15/2032	3.625%	1,605,000	1,356,539
Laboratory Corp. of America Holdings
11/01/2023	4.000%	330,000	327,747
09/01/2024	3.250%	2,561,000	2,479,617
Legacy LifePoint Health LLC(a)
02/15/2027	4.375%	1,575,000	1,328,213
Mayo Clinic
11/15/2052	4.128%	750,000	645,058
McKesson Corp.
02/15/2026	5.250%	1,088,000	1,081,466
08/15/2026	1.300%	1,820,000	1,599,489
Memorial Sloan-Kettering Cancer Center
07/01/2052	4.125%	4,630,000	3,980,691
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	4,030,000	3,360,547
10/01/2029	5.250%	2,475,000	2,032,288
New York and Presbyterian Hospital (The)
08/01/2116	4.763%	785,000	671,477
08/01/2119	3.954%	305,000	219,248
NYU Langone Hospitals
07/01/2043	5.750%	705,000	739,644
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.(a)
12/01/2026	9.750%	2,875,000	2,450,134
Tenet Healthcare Corp.
07/15/2024	4.625%	535,000	526,725
11/01/2027	5.125%	1,575,000	1,480,687
10/01/2028	6.125%	3,225,000	2,984,893
06/01/2029	4.250%	1,960,000	1,716,050
01/15/2030	4.375%	1,175,000	1,028,419
Texas Health Resources
11/15/2055	4.330%	700,000	605,269
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Health Services, Inc.
09/01/2026	1.650%	2,485,000	2,152,253
10/15/2030	2.650%	2,485,000	2,002,562
Total			122,427,472
Healthcare Insurance 0.3%
Aetna, Inc.
06/15/2036	6.625%	624,000	671,142
05/15/2042	4.500%	1,651,000	1,425,713
Centene Corp.
12/15/2027	4.250%	4,010,000	3,712,816
07/15/2028	2.450%	3,832,000	3,219,983
12/15/2029	4.625%	850,000	779,591
10/15/2030	3.000%	2,014,000	1,645,967
Elevance Health, Inc.
02/08/2026	4.900%	596,000	589,285
10/15/2032	5.500%	1,238,000	1,257,425
02/15/2033	4.750%	601,000	576,915
10/15/2052	6.100%	403,000	431,774
02/15/2053	5.125%	285,000	270,059
Health Care Service Corp., a Mutual Legal Reserve Co.(a)
06/01/2025	1.500%	577,000	525,930
Humana, Inc.
04/01/2025	4.500%	1,120,000	1,100,770
02/03/2027	1.350%	901,000	775,767
08/15/2029	3.125%	173,000	150,905
Humana, Inc.(c)
03/15/2053	5.500%	500,000	483,720
Molina Healthcare, Inc.(a)
06/15/2028	4.375%	4,250,000	3,861,590
11/15/2030	3.875%	1,500,000	1,267,730
UnitedHealth Group, Inc.
02/15/2030	5.300%	1,696,000	1,718,511
02/15/2033	5.350%	924,000	945,108
08/15/2039	3.500%	617,000	505,072
05/15/2040	2.750%	366,000	266,021
05/15/2041	3.050%	190,000	142,520
07/15/2045	4.750%	443,000	415,182
10/15/2047	3.750%	473,000	377,526
05/15/2051	3.250%	3,750,000	2,682,421
05/15/2052	4.750%	626,000	574,600
02/15/2053	5.875%	625,000	674,365
02/15/2063	6.050%	562,000	614,589
Wellpoint, Inc.
08/15/2024	3.500%	1,928,000	1,876,337
Total			33,539,334
Healthcare REIT 0.2%
Diversified Healthcare Trust
06/15/2025	9.750%	1,587,000	1,539,863
03/01/2031	4.375%	1,500,000	1,050,563

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Realty Holdings LP
03/15/2030	2.400%	995,000	779,782
03/15/2031	2.050%	250,000	184,629
Healthcare Trust of America Holdings LP
02/15/2030	3.100%	1,246,000	1,060,570
03/15/2031	2.000%	3,310,000	2,527,804
MPT Operating Partnership LP/Finance Corp.
03/15/2031	3.500%	1,850,000	1,268,088
Omega Healthcare Investors, Inc.
01/15/2025	4.500%	975,000	950,217
Physicians Realty LP
03/15/2027	4.300%	380,000	361,641
11/01/2031	2.625%	1,750,000	1,399,266
Sabra Health Care LP
12/01/2031	3.200%	574,000	425,748
Senior Housing Properties Trust
05/01/2024	4.750%	1,100,000	977,877
Ventas Realty LP
09/30/2043	5.700%	225,000	212,078
Welltower, Inc.
06/01/2031	2.800%	8,255,000	6,693,164
Total			19,431,290
Home Construction 0.2%
Ashton Woods USA LLC/Finance Co.(a)
01/15/2028	6.625%	1,700,000	1,540,083
Brookfield Residential Properties, Inc./US Corp.(a)
09/15/2027	6.250%	1,560,000	1,369,851
02/15/2030	4.875%	2,575,000	1,938,725
Century Communities, Inc.
06/01/2027	6.750%	2,500,000	2,434,781
Empire Communities Corp.(a)
12/15/2025	7.000%	4,225,000	3,770,753
KB Home
06/15/2031	4.000%	1,075,000	878,403
M/I Homes, Inc.
02/01/2028	4.950%	675,000	606,835
Mattamy Group Corp.(a)
03/01/2030	4.625%	4,500,000	3,728,364
MDC Holdings, Inc.
08/06/2061	3.966%	3,540,000	2,024,904
Meritage Homes Corp.
06/06/2027	5.125%	2,000,000	1,907,813
PulteGroup, Inc.
03/01/2026	5.500%	737,000	733,494
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	2,000,000	1,887,761
08/01/2030	5.125%	1,114,000	982,773
Total			23,804,540
Independent Energy 0.5%
Aker BP ASA(a)
01/15/2026	2.875%	2,875,000	2,674,631
01/15/2030	3.750%	300,000	264,567
Antero Resources Corp.(a)
02/01/2029	7.625%	600,000	606,682
03/01/2030	5.375%	920,000	841,793
Apache Corp.
09/01/2040	5.100%	3,060,000	2,519,547
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a)
11/01/2026	7.000%	600,000	582,392
11/01/2027	9.000%	150,000	183,434
12/31/2028	8.250%	2,500,000	2,436,397
Canadian Natural Resources Ltd.
06/30/2033	6.450%	730,000	744,271
02/01/2039	6.750%	289,000	301,414
Chesapeake Energy Corp.(a)
02/01/2026	5.500%	2,000,000	1,954,062
ConocoPhillips Co.
03/15/2042	3.758%	1,928,000	1,581,997
Continental Resources, Inc.
04/15/2023	4.500%	385,000	384,338
06/01/2024	3.800%	1,683,000	1,642,103
Coterra Energy, Inc.
05/15/2027	3.900%	1,552,000	1,455,812
Devon Energy Corp.
09/15/2024	5.250%	78,000	77,609
07/15/2041	5.600%	1,875,000	1,728,855
Diamondback Energy, Inc.
12/01/2026	3.250%	1,905,000	1,764,616
12/01/2029	3.500%	588,000	519,584
03/24/2031	3.125%	3,565,000	2,991,256
03/15/2033	6.250%	2,091,000	2,131,732
03/15/2053	6.250%	1,262,000	1,243,474
Energean Israel Finance Ltd.(a)
03/30/2024	4.500%	850,000	825,348
03/30/2026	4.875%	1,321,000	1,222,178
03/30/2028	5.375%	2,637,000	2,368,079
Hilcorp Energy I LP/Finance Co.(a)
04/15/2030	6.000%	825,000	748,882
02/01/2031	6.000%	1,560,000	1,404,932
04/15/2032	6.250%	1,050,000	951,087
Lundin Energy Finance BV(a)
07/15/2026	2.000%	7,625,000	6,760,019
07/15/2031	3.100%	1,575,000	1,288,691

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	41

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Occidental Petroleum Corp.(i)
10/10/2036	0.000%	364,000	183,175
Pioneer Natural Resources Co.
05/15/2023	0.550%	3,235,000	3,203,868
Santos Finance Ltd.(a)
04/29/2031	3.649%	652,000	537,325
Southwestern Energy Co.
02/01/2032	4.750%	1,550,000	1,333,422
Total			49,457,572
Integrated Energy 0.2%
BP Capital Markets America, Inc.
02/13/2033	4.812%	9,952,000	9,775,367
BP Capital Markets PLC(k)
12/31/2059	4.875%	825,000	757,986
Cenovus Energy, Inc.
06/15/2047	5.400%	711,000	640,171
02/15/2052	3.750%	3,750,000	2,655,258
Chevron Corp.
05/11/2050	3.078%	1,540,000	1,110,856
Exxon Mobil Corp.
04/15/2051	3.452%	2,735,000	2,085,520
Reliance Industries Ltd.(a)
01/12/2032	2.875%	1,450,000	1,176,239
01/12/2052	3.625%	1,300,000	911,046
Shell International Finance BV
05/11/2035	4.125%	1,094,000	1,006,746
Total Capital International SA
06/29/2041	2.986%	977,000	726,747
Total			20,845,936
Leisure 0.0%
AMC Entertainment Holdings, Inc.(a),(l)
06/15/2026	12.000%	570,233	292,971
Royal Caribbean Cruises Ltd.(a)
01/15/2029	9.250%	750,000	795,561
01/15/2030	7.250%	300,000	300,752
Total			1,389,284
Life Insurance 1.2%
AIG Global Funding(a)
09/22/2025	0.900%	3,545,000	3,202,904
Athene Global Funding(a)
06/29/2026	1.608%	2,930,000	2,525,058
03/08/2027	3.205%	1,430,000	1,274,713
03/24/2028	2.500%	1,910,000	1,623,901
08/19/2028	1.985%	4,380,000	3,574,831
01/07/2029	2.717%	320,000	269,130
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Athene Holding Ltd.
02/01/2033	6.650%	4,055,000	4,163,427
Brighthouse Financial Global Funding(a)
01/13/2025	1.750%	3,210,000	2,958,054
Brighthouse Financial, Inc.(a)
12/15/2023	1.200%	4,580,000	4,413,657
Brighthouse Financial, Inc.
06/22/2047	4.700%	405,000	312,306
CNO Global Funding(a)
01/06/2029	2.650%	5,690,000	4,855,885
Corebridge Financial, Inc.(a)
04/05/2032	3.900%	1,461,000	1,278,814
Corebridge Financial, Inc.(a),(k)
12/15/2052	6.875%	1,943,000	1,914,264
CoreBridge Financial, Inc.(a)
04/05/2029	3.850%	2,215,000	1,996,815
Equitable Financial Life Global Funding(a)
12/02/2025	5.500%	4,165,000	4,144,618
03/08/2028	1.800%	1,525,000	1,280,110
Equitable Holdings, Inc.
01/11/2033	5.594%	3,280,000	3,250,306
F&G Annuities & Life, Inc.(a)
01/13/2028	7.400%	1,770,000	1,770,695
F&G Global Funding(a)
07/07/2025	5.150%	4,475,000	4,352,016
09/20/2028	2.000%	3,740,000	3,115,335
GA Global Funding Trust(a)
12/08/2023	1.250%	2,260,000	2,183,136
01/06/2027	2.250%	5,780,000	5,128,320
Great-West Lifeco US Finance 2020 LP(a)
08/12/2025	0.904%	4,190,000	3,725,958
Hill City Funding Trust(a)
08/15/2041	4.046%	2,750,000	1,955,166
Jackson Financial, Inc.
11/23/2051	4.000%	1,720,000	1,152,662
Jackson National Life Global Funding(a)
01/12/2025	1.750%	5,525,000	5,123,614
Lincoln National Corp.
06/15/2040	7.000%	930,000	1,005,138
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	4,965,000	4,708,608
New York Life Global Funding(a)
01/09/2028	4.850%	4,370,000	4,350,234
08/01/2031	1.850%	3,755,000	2,982,580
01/28/2033	4.550%	1,813,000	1,743,528

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	2,545,000	1,987,424
Northwestern Mutual Global Funding(a)
06/01/2028	1.700%	1,265,000	1,072,444
Pine Street Trust II(a)
02/15/2049	5.568%	1,890,000	1,691,493
Principal Financial Group, Inc.
05/15/2023	3.125%	667,000	663,606
Protective Life Global Funding(a)
01/13/2025	1.646%	4,430,000	4,099,553
07/06/2027	4.714%	5,445,000	5,271,807
Prudential Financial, Inc.(k)
03/01/2053	6.750%	5,325,000	5,351,734
Reliance Standard Life Global Funding II(a)
09/19/2023	3.850%	1,465,000	1,447,677
05/07/2025	2.750%	4,340,000	4,064,628
RGA Global Funding(a)
01/18/2029	2.700%	4,390,000	3,741,889
Teachers Insurance & Annuity Association of America(a)
Subordinated
09/15/2044	4.900%	2,040,000	1,885,148
05/15/2047	4.270%	4,785,000	4,047,785
05/15/2050	3.300%	3,980,000	2,858,442
Total			124,519,413
Lodging 0.0%
Marriott International, Inc.
10/15/2032	3.500%	3,400,000	2,878,697
Media and Entertainment 0.4%
Diamond Sports Group LLC/Finance Co.(a)
08/15/2026	5.375%	11,148,000	1,242,506
Discovery Communications LLC
05/15/2049	5.300%	1,063,000	851,599
09/15/2055	4.000%	1,298,000	836,143
Gray Television, Inc.(a)
07/15/2026	5.875%	900,000	816,013
05/15/2027	7.000%	1,460,000	1,321,430
Interpublic Group of Companies, Inc. (The)
04/15/2024	4.200%	333,000	326,630
Magallanes, Inc.(a)
03/15/2027	3.755%	2,401,000	2,202,706
03/15/2032	4.279%	125,000	107,944
03/15/2042	5.050%	6,975,000	5,646,101
03/15/2052	5.141%	15,832,000	12,441,194
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Meta Platforms, Inc.
08/15/2027	3.500%	773,000	726,781
08/15/2032	3.850%	729,000	654,397
08/15/2052	4.450%	3,621,000	2,999,675
08/15/2062	4.650%	871,000	724,355
Prosus NV(a)
01/19/2052	4.987%	2,505,000	1,810,121
Viacom, Inc.
03/15/2043	4.375%	1,296,000	899,303
09/01/2043	5.850%	983,000	825,681
04/01/2044	5.250%	161,000	123,840
ViacomCBS, Inc.
01/15/2031	4.950%	1,468,000	1,313,463
05/19/2050	4.950%	1,464,000	1,084,170
Walt Disney Co. (The)
03/15/2033	6.550%	1,000,000	1,111,004
Total			38,065,056
Metals and Mining 0.3%
Anglo American Capital PLC(a)
03/17/2028	2.250%	530,000	452,075
ArcelorMittal SA
11/29/2027	6.550%	3,070,000	3,147,620
BHP Billiton Finance USA Ltd.
02/28/2033	4.900%	1,869,000	1,861,238
First Quantum Minerals Ltd.(a)
04/01/2025	7.500%	2,800,000	2,718,998
Freeport-McMoRan, Inc.
11/14/2034	5.400%	5,000,000	4,724,690
Glencore Funding LLC(a)
03/12/2024	4.125%	1,375,000	1,353,905
Kinross Gold Corp.
07/15/2027	4.500%	1,239,000	1,181,179
Newmont Corp.
10/01/2030	2.250%	3,215,000	2,591,100
Novelis Corp.(a)
01/30/2030	4.750%	1,390,000	1,220,533
Nucor Corp.
05/23/2027	4.300%	690,000	669,088
05/01/2028	3.950%	1,500,000	1,418,390
POSCO(a)
08/04/2027	4.500%	650,000	628,373
Rain CII Carbon LLC/Corp.(a)
04/01/2025	7.250%	1,805,000	1,718,103
Southern Copper Corp.
04/23/2025	3.875%	600,000	580,631

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	43

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Steel Dynamics, Inc.
06/15/2025	2.400%	491,000	458,212
10/15/2027	1.650%	747,000	629,974
01/15/2031	3.250%	1,510,000	1,307,169
Teck Resources Ltd.
08/15/2040	6.000%	669,000	652,663
02/01/2043	5.400%	574,000	522,499
Total			27,836,440
Midstream 1.1%
AmeriGas Partners LP/Finance Corp.
05/20/2024	5.625%	2,500,000	2,444,645
08/20/2026	5.875%	2,300,000	2,168,848
Colonial Enterprises, Inc.(a)
05/15/2030	3.250%	3,505,000	3,063,637
Colorado Interstate Gas Co. LLC/Issuing Corp.(a)
08/15/2026	4.150%	2,290,000	2,168,027
Crestwood Midstream Partners LP/Finance Corp.(a)
05/01/2027	5.625%	2,595,000	2,397,801
EIG Pearl Holdings Sarl(a)
08/31/2036	3.545%	900,000	752,986
Enbridge, Inc.(k)
07/15/2080	5.750%	1,213,000	1,130,908
01/15/2083	7.625%	1,056,000	1,074,446
Energy Transfer LP
02/15/2033	5.750%	3,020,000	2,976,516
Energy Transfer Operating LP
03/15/2023	4.250%	1,890,000	1,889,410
01/15/2024	5.875%	2,481,000	2,482,754
06/01/2027	5.500%	988,000	981,820
04/15/2047	5.300%	1,338,000	1,136,267
05/15/2050	5.000%	3,530,000	2,898,516
Energy Transfer Partners LP
03/15/2035	4.900%	134,000	120,182
06/15/2038	5.800%	646,000	604,037
10/01/2043	5.950%	280,000	260,124
03/15/2045	5.150%	2,220,000	1,859,252
Energy Transfer Partners LP/Regency Finance Corp.
11/01/2023	4.500%	2,409,000	2,390,033
Enterprise Products Operating LLC
02/15/2024	3.900%	500,000	492,371
05/15/2046	4.900%	1,400,000	1,229,433
Enterprise Products Operating LLC(b)
3-month USD LIBOR + 2.986% 08/16/2077	7.858%	324,000	311,345
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%	790,584	668,316
09/30/2040	2.940%	434,939	343,382
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	975,000	978,157
02/23/2042	6.510%	975,000	989,666
Kinder Morgan Energy Partners LP
09/01/2024	4.250%	482,000	472,837
03/15/2032	7.750%	635,000	702,072
09/01/2039	6.500%	1,000,000	1,018,629
Kinder Morgan, Inc.
06/01/2033	5.200%	6,083,000	5,792,359
06/01/2045	5.550%	578,000	523,757
02/15/2046	5.050%	171,000	144,320
08/01/2052	5.450%	817,000	728,536
Magellan Midstream Partners LP
09/15/2046	4.250%	320,000	246,117
MPLX LP
12/01/2024	4.875%	325,000	320,719
06/01/2025	4.875%	200,000	196,920
03/01/2026	1.750%	651,000	582,251
03/15/2028	4.000%	2,434,000	2,279,744
03/01/2033	5.000%	733,000	687,688
03/01/2047	5.200%	1,771,000	1,533,502
12/01/2047	5.200%	520,000	447,468
04/15/2048	4.700%	808,000	650,563
02/15/2049	5.500%	921,000	824,631
NGPL PipeCo LLC(a)
08/15/2027	4.875%	412,000	393,333
Northern Natural Gas Co.(a)
10/16/2051	3.400%	496,000	345,325
ONEOK Partners LP
02/01/2041	6.125%	274,000	264,543
09/15/2043	6.200%	721,000	696,808
ONEOK, Inc.
01/15/2026	5.850%	504,000	508,090
03/15/2030	3.100%	292,000	247,610
07/13/2047	4.950%	2,050,000	1,681,305
03/15/2050	4.500%	6,830,000	5,204,506
01/15/2051	7.150%	1,035,000	1,084,370
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	1,807,000	1,764,606
12/15/2029	3.550%	620,000	538,431
09/15/2030	3.800%	650,000	565,923
06/01/2042	5.150%	2,185,000	1,794,843
06/15/2044	4.700%	659,000	509,255
02/15/2045	4.900%	395,000	311,644
Rockies Express Pipeline LLC(a)
07/15/2029	4.950%	2,435,000	2,117,815
05/15/2030	4.800%	1,500,000	1,298,899
Sabine Pass Liquefaction LLC
03/15/2027	5.000%	2,472,000	2,412,711
03/15/2028	4.200%	177,000	166,250
05/15/2030	4.500%	3,055,000	2,861,007

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southern Natural Gas Co. LLC
02/15/2031	7.350%	2,910,000	3,087,427
Sunoco Logistics Partners Operations LP
04/01/2044	5.300%	1,239,000	1,063,558
05/15/2045	5.350%	25,000	21,327
10/01/2047	5.400%	4,041,000	3,476,546
Tallgrass Energy Partners LP/Finance Corp.(a)
10/01/2025	7.500%	1,875,000	1,867,392
01/15/2028	5.500%	142,000	127,748
Targa Resources Corp.
07/01/2052	6.250%	383,000	364,783
02/15/2053	6.500%	5,230,000	5,146,376
Targa Resources Partners LP/Finance Corp.
02/01/2031	4.875%	1,302,000	1,184,523
Transcontinental Gas Pipe Line Co. LLC
05/15/2030	3.250%	242,000	210,484
03/15/2048	4.600%	4,875,000	4,170,399
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	1,500,000	1,280,958
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	750,000	647,868
Western Gas Partners LP
03/01/2048	5.300%	2,930,000	2,418,020
Williams Companies, Inc. (The)
01/15/2025	3.900%	1,050,000	1,018,598
09/15/2025	4.000%	2,327,000	2,243,434
Williams Companies., Inc. (The)(c)
03/02/2026	5.400%	3,250,000	3,251,079
Williams Cos, Inc. (The)
08/15/2052	5.300%	2,550,000	2,304,279
Williams Partners LP
03/04/2024	4.300%	2,787,000	2,751,818
03/04/2044	5.400%	341,000	314,385
Total			116,683,268
Natural Gas 0.3%
Boston Gas Co.(a)
08/01/2027	3.150%	1,472,000	1,326,870
CenterPoint Energy Resources Corp.
03/01/2033	5.400%	8,828,000	8,939,014
KeySpan Corp.
11/15/2030	8.000%	670,000	736,792
NiSource, Inc.
02/15/2031	1.700%	605,000	461,123
ONE Gas, Inc.
03/11/2024	1.100%	696,000	665,430
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sempra Energy
04/01/2029	3.700%	1,875,000	1,703,851
02/01/2038	3.800%	933,000	766,466
02/01/2048	4.000%	1,148,000	889,912
Sempra Energy(k)
04/01/2052	4.125%	5,768,000	4,886,898
South Jersey Industries, Inc.
Junior Subordinated
04/15/2031	5.020%	1,769,000	1,450,243
Southern Co. Gas Capital Corp.
09/15/2032	5.150%	5,715,000	5,584,574
03/15/2041	5.875%	1,940,000	1,960,449
05/30/2047	4.400%	443,000	358,731
Southwest Gas Corp.
03/15/2032	4.050%	302,000	269,654
08/15/2051	3.180%	2,930,000	1,875,613
Washington Gas Light Co.
09/15/2049	3.650%	587,000	439,449
Total			32,315,069
Office REIT 0.2%
Alexandria Real Estate Equities, Inc.
04/15/2035	4.750%	540,000	510,619
04/15/2053	5.150%	343,000	318,177
Hudson Pacific Properties LP
11/01/2027	3.950%	2,725,000	2,355,984
02/15/2028	5.950%	5,720,000	5,443,987
01/15/2030	3.250%	345,000	259,962
Kilroy Realty LP
11/15/2033	2.650%	1,875,000	1,288,586
Office Properties Income Trust
02/01/2025	4.500%	1,270,000	1,172,374
02/01/2027	2.400%	1,455,000	1,075,643
10/15/2031	3.450%	3,195,000	2,129,815
Piedmont Operating Partnership LP
08/15/2030	3.150%	1,675,000	1,280,126
04/01/2032	2.750%	2,339,000	1,652,083
Total			17,487,356
Oil Field Services 0.0%
Schlumberger Holdings Corp.(a)
05/17/2028	3.900%	2,053,000	1,930,035
Transocean Poseidon Ltd.(a)
02/01/2027	6.875%	905,937	883,618
Total			2,813,653
Other Financial Institutions 0.2%
Five Point Operating Co. LP/Capital Corp.(a)
11/15/2025	7.875%	2,350,000	2,127,091

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	45

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Greystar Real Estate Partners LLC(a)
12/01/2025	5.750%	2,175,000	2,148,410
Greystone Commercial Capital Trust(a),(b),(d),(e)
1-month USD LIBOR + 2.270% 05/31/2025	6.871%	9,200,000	8,878,000
Howard Hughes Corp. (The)(a)
08/01/2028	5.375%	500,000	453,003
02/01/2031	4.375%	750,000	610,763
LeasePlan Corp NV(a)
10/24/2024	2.875%	3,440,000	3,249,759
Nationstar Mortgage Holdings Inc.(a)
08/15/2028	5.500%	1,050,000	893,087
Nationstar Mortgage Holdings, Inc.(a)
12/15/2030	5.125%	800,000	618,709
ORIX Corp.
12/04/2024	3.250%	1,560,000	1,501,282
09/13/2032	5.200%	2,815,000	2,795,082
Total			23,275,186
Other Industry 0.2%
AECOM
03/15/2027	5.125%	710,000	680,495
CK Hutchison International 21 Ltd.(a)
04/15/2031	2.500%	1,675,000	1,397,504
Gohl Capital Ltd.(a)
01/24/2027	4.250%	1,050,000	936,589
Massachusetts Institute of Technology
07/01/2114	4.678%	1,768,000	1,602,938
07/01/2116	3.885%	1,850,000	1,393,698
Northwestern University
12/01/2057	3.662%	1,350,000	1,098,139
PowerTeam Services LLC(a)
12/04/2025	9.033%	594,000	510,628
President and Fellows of Harvard College
07/15/2046	3.150%	3,031,000	2,352,315
07/15/2056	3.300%	2,230,000	1,716,356
Trustees of the University of Pennsylvania (The)
09/01/2112	4.674%	1,620,000	1,427,816
University of Southern California
10/01/2039	3.028%	4,525,000	3,629,689
Total			16,746,167
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%	3,115,000	2,462,684
CubeSmart LP
12/15/2028	2.250%	2,804,000	2,347,506
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Extra Space Storage LP
04/01/2029	3.900%	563,000	511,873
03/15/2032	2.350%	3,369,000	2,578,589
Host Hotels & Resorts LP
06/15/2025	4.000%	1,050,000	1,021,490
02/01/2026	4.500%	520,000	502,893
Ladder Capital Finance Holdings LLLP/Corp.(a)
06/15/2029	4.750%	1,745,000	1,425,148
Life Storage LP
12/15/2027	3.875%	160,000	148,765
06/15/2029	4.000%	570,000	519,718
10/15/2030	2.200%	936,000	746,754
10/15/2031	2.400%	670,000	531,174
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
06/01/2025	7.500%	2,150,000	2,160,850
Prologis LP
01/15/2032	2.250%	588,000	471,428
Public Storage
11/09/2028	1.950%	472,000	400,729
Rexford Industrial Realty LP
09/01/2031	2.150%	1,092,000	843,204
WP Carey, Inc.
04/01/2033	2.250%	4,080,000	3,067,701
Total			19,740,506
Packaging 0.2%
Amcor Flexibles North America, Inc.
05/17/2025	4.000%	2,085,000	2,014,020
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2027	5.250%	3,000,000	2,468,266
Ball Corp.
03/15/2026	4.875%	600,000	581,810
Berry Global Escrow Corp.(a)
07/15/2026	4.875%	1,680,000	1,608,230
Berry Global, Inc.
02/15/2024	0.950%	805,000	768,432
01/15/2026	1.570%	3,405,000	3,037,149
01/15/2027	1.650%	1,163,000	999,173
Pactiv Evergreen Group Issuer LLC/Inc.(a)
10/15/2028	4.375%	1,475,000	1,271,066
Reynolds Group Issuer, Inc./LLC(a)
10/15/2027	4.000%	1,000,000	871,689
Sealed Air Corp.(a)
10/15/2026	1.573%	857,000	740,599
02/01/2028	6.125%	225,000	221,566
04/15/2029	5.000%	1,555,000	1,430,684
Silgan Holdings, Inc.
02/01/2028	4.125%	1,470,000	1,344,263

The accompanying Notes to Financial Statements are an integral part of this statement.
46	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Trivium Packaging Finance BV(a)
08/15/2027	8.500%	280,000	266,256
Total			17,623,203
Paper 0.0%
Cascades, Inc./USA(a)
01/15/2028	5.375%	1,315,000	1,192,218
Celulosa Arauco y Constitucion SA
11/02/2027	3.875%	700,000	643,665
Celulosa Arauco y Constitucion SA(a)
04/30/2029	4.250%	500,000	455,209
Inversiones CMPC SA(a)
04/04/2027	4.375%	600,000	567,487
Suzano Austria GmbH
01/15/2029	6.000%	275,000	270,751
01/15/2030	5.000%	825,000	759,193
01/15/2031	3.750%	1,000,000	846,629
Total			4,735,152
Pharmaceuticals 1.2%
AbbVie, Inc.
11/21/2026	2.950%	838,000	773,179
03/15/2035	4.550%	4,650,000	4,323,345
05/14/2035	4.500%	2,175,000	2,017,130
05/14/2036	4.300%	1,926,000	1,730,058
11/21/2039	4.050%	7,095,000	5,998,185
10/01/2042	4.625%	1,000,000	884,645
11/06/2042	4.400%	1,143,000	991,390
05/14/2045	4.700%	2,329,000	2,063,352
05/14/2046	4.450%	511,000	437,472
11/21/2049	4.250%	4,453,000	3,705,864
Amgen, Inc.(c)
03/02/2033	5.250%	4,001,000	3,971,300
03/02/2043	5.600%	11,084,000	10,949,858
03/02/2053	5.650%	9,295,000	9,218,500
03/02/2063	5.750%	1,057,000	1,042,396
Amgen, Inc.
01/15/2052	3.000%	4,360,000	2,790,165
Astrazeneca Finance LLC(c)
03/03/2030	4.900%	7,802,000	7,770,012
03/03/2033	4.875%	819,000	816,756
Bausch Health Companies, Inc.(a)
01/30/2028	5.000%	1,100,000	479,164
02/15/2029	5.000%	100,000	43,446
02/15/2029	6.250%	3,475,000	1,500,709
01/30/2030	5.250%	1,200,000	517,566
02/15/2031	5.250%	1,200,000	525,430
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayer US Finance II LLC(a)
07/15/2024	3.375%	3,555,000	3,452,703
12/15/2025	4.250%	1,445,000	1,397,112
12/15/2028	4.375%	5,945,000	5,595,742
07/15/2034	4.200%	844,000	730,562
06/25/2038	4.625%	1,000,000	872,155
07/15/2044	4.400%	2,799,000	2,239,817
06/25/2048	4.875%	3,505,000	3,042,211
Bayer US Finance LLC(a)
10/08/2024	3.375%	520,000	503,713
Bristol Myers Squibb Co.
06/15/2039	4.125%	1,346,000	1,202,231
03/15/2052	3.700%	744,000	587,094
Bristol-Myers Squibb Co.
08/15/2025	3.875%	74,000	71,397
05/15/2044	4.625%	555,000	513,517
11/15/2047	4.350%	2,060,000	1,813,625
CSL Finance PLC(a)
04/27/2029	4.050%	926,000	864,450
04/27/2032	4.250%	657,000	615,246
04/27/2042	4.625%	540,000	490,571
04/27/2052	4.750%	945,000	856,604
04/27/2062	4.950%	402,000	373,158
Eli Lilly & Co.
02/27/2053	4.875%	6,040,000	6,023,175
02/27/2063	4.950%	710,000	705,785
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,732,000	1,479,618
Jazz Securities DAC(a)
01/15/2029	4.375%	963,000	853,206
Johnson & Johnson
12/05/2033	4.375%	1,975,000	1,951,193
03/03/2037	3.625%	2,280,000	2,015,041
01/15/2038	3.400%	2,790,000	2,372,793
03/01/2046	3.700%	409,000	344,033
Merck & Co., Inc.
12/10/2051	2.750%	538,000	359,048
12/10/2061	2.900%	538,000	345,045
Mylan NV
06/15/2046	5.250%	1,122,000	875,098
Mylan, Inc.
04/15/2048	5.200%	4,263,000	3,252,260
Organon Finance 1 LLC(a)
04/30/2028	4.125%	1,550,000	1,367,570
Roche Holdings, Inc.(a)
12/13/2051	2.607%	840,000	552,167

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	47

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Royalty Pharma PLC
09/02/2025	1.200%	385,000	344,560
09/02/2027	1.750%	489,000	414,076
09/02/2030	2.200%	3,075,000	2,410,459
09/02/2050	3.550%	1,642,000	1,068,192
Shire Acquisitions Investments Ireland DAC
09/23/2023	2.875%	1,050,000	1,034,006
Viatris, Inc.
06/22/2030	2.700%	1,117,000	885,392
06/22/2040	3.850%	6,447,000	4,399,834
06/22/2050	4.000%	2,401,000	1,547,711
Total			122,372,092
Property & Casualty 0.6%
Alleghany Corp.
05/15/2030	3.625%	722,000	668,635
09/15/2044	4.900%	38,000	35,629
08/15/2051	3.250%	1,153,000	824,920
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	6.750%	300,000	272,731
Allstate Corp. (The)
12/15/2030	1.450%	673,000	515,706
American International Group, Inc.
04/01/2026	3.900%	165,000	158,307
Aon Corp./Global Holdings PLC
12/02/2031	2.600%	4,495,000	3,666,814
02/28/2033	5.350%	4,743,000	4,739,886
Arch Capital Finance LLC
12/15/2046	5.031%	970,000	860,959
Arthur J. Gallagher & Co.
03/09/2052	3.050%	6,725,000	4,353,823
Arthur J. Gallagher & Co.(c)
03/02/2053	5.750%	846,000	840,228
Assurant, Inc.
09/27/2023	4.200%	1,770,000	1,749,420
02/22/2030	3.700%	1,174,000	1,014,222
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	994,000	801,737
Berkshire Hathaway, Inc.
03/15/2026	3.125%	4,674,000	4,464,762
Chubb INA Holdings, Inc.
09/15/2030	1.375%	1,192,000	924,793
CNA Financial Corp.
08/15/2027	3.450%	3,828,000	3,547,691
Fairfax Financial Holdings Ltd.
03/03/2031	3.375%	6,300,000	5,149,445
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%	800,000	822,926
07/15/2048	7.200%	1,290,000	1,392,797
Farmers Exchange Capital II(a),(k)
Subordinated
11/01/2053	6.151%	2,700,000	2,645,742
Farmers Insurance Exchange(a)
05/01/2024	8.625%	1,165,000	1,187,430
Hartford Financial Services Group Inc. (The)(a),(b)
3-month USD LIBOR + 2.125% 02/12/2047	6.989%	2,265,000	1,964,619
Hartford Financial Services Group, Inc. (The)
10/15/2036	5.950%	283,000	291,040
Intact Financial Corp.(a)
09/22/2032	5.459%	2,573,000	2,541,370
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	275,000	273,743
10/15/2050	3.951%	2,080,000	1,512,407
06/15/2052	5.500%	588,000	548,517
Markel Corp.
05/20/2049	5.000%	5,095,000	4,566,305
Nationwide Mutual Insurance Co.(a),(b)
Subordinated
3-month USD LIBOR + 2.290% 12/15/2024	7.059%	5,725,000	5,728,338
Old Republic International Corp.
06/11/2051	3.850%	1,403,000	1,003,778
PartnerRe Finance B LLC(k)
10/01/2050	4.500%	2,078,000	1,865,768
Trustage Financial Group, Inc.(a)
04/15/2032	4.625%	2,135,000	1,898,018
Willis North America, Inc.
09/15/2029	2.950%	2,000,000	1,708,920
WR Berkley Corp.
05/12/2050	4.000%	1,480,000	1,158,196
XLIT Ltd.
03/31/2045	5.500%	629,000	615,153
Total			66,314,775
Railroads 0.1%
Burlington Northern Santa Fe LLC
03/15/2043	4.450%	304,000	270,938
09/01/2043	5.150%	953,000	934,439
08/01/2046	3.900%	711,000	575,281
01/15/2053	4.450%	2,519,000	2,241,670

The accompanying Notes to Financial Statements are an integral part of this statement.
48	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CSX Corp.
05/30/2042	4.750%	482,000	438,296
11/15/2052	4.500%	341,000	295,903
08/01/2054	4.500%	231,000	197,302
11/01/2066	4.250%	2,355,000	1,868,041
Kansas City Southern
05/01/2050	3.500%	3,280,000	2,385,561
Norfolk Southern Corp.
05/15/2121	4.100%	372,000	254,039
Union Pacific Corp.
02/14/2042	3.375%	1,500,000	1,179,693
10/01/2051	3.799%	946,000	752,396
02/14/2053	3.500%	1,760,000	1,317,071
01/20/2063	5.150%	635,000	610,201
Total			13,320,831
Refining 0.0%
Marathon Petroleum Corp.
12/15/2026	5.125%	578,000	574,754
09/15/2044	4.750%	487,000	406,457
09/15/2054	5.000%	266,000	224,275
Phillips 66 Co.(a)
02/15/2045	4.680%	1,300,000	1,137,382
Valero Energy Corp.
12/01/2031	2.800%	3,235,000	2,629,238
Total			4,972,106
Restaurants 0.0%
Brinker International, Inc.(a)
10/01/2024	5.000%	1,850,000	1,804,936
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	1,500,000	1,298,150
01/15/2030	6.750%	300,000	248,583
McDonald’s Corp.
09/01/2049	3.625%	910,000	685,774
Starbucks Corp.
02/15/2033	4.800%	1,320,000	1,279,473
Total			5,316,916
Retail REIT 0.1%
Brixmor Operating Partnership LP
08/16/2031	2.500%	915,000	709,817
Kimco Realty Corp.
02/01/2033	4.600%	3,780,000	3,470,797
Kite Realty Group LP
10/01/2026	4.000%	320,000	296,274
Realty Income Corp.
06/01/2026	4.875%	664,000	657,683
08/15/2027	3.950%	193,000	183,803
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Simon Property Group LP
02/01/2028	1.750%	348,000	297,395
09/13/2029	2.450%	375,000	314,522
Total			5,930,291
Retailers 0.5%
Alimentation Couche-Tard, Inc.(a)
07/26/2027	3.550%	1,275,000	1,181,479
Amazon.com, Inc.
12/01/2027	4.550%	1,107,000	1,094,899
05/12/2031	2.100%	1,485,000	1,220,372
04/13/2032	3.600%	1,046,000	956,963
12/01/2032	4.700%	1,145,000	1,131,345
05/12/2041	2.875%	1,777,000	1,323,060
04/13/2062	4.100%	799,000	660,987
Asbury Automotive Group, Inc.
03/01/2030	4.750%	1,535,000	1,328,178
AutoNation, Inc.
11/15/2024	3.500%	2,185,000	2,105,088
10/01/2025	4.500%	2,465,000	2,396,073
AutoZone, Inc.
04/21/2026	3.125%	415,000	388,926
01/15/2031	1.650%	1,175,000	905,409
02/01/2033	4.750%	2,197,000	2,081,890
Dick’s Sporting Goods, Inc.
01/15/2052	4.100%	2,690,000	1,780,849
Gap Inc. (The)(a)
10/01/2029	3.625%	1,550,000	1,139,934
Gap, Inc. (The)(a)
10/01/2031	3.875%	1,750,000	1,250,632
Hanesbrands, Inc.(a)
05/15/2026	4.875%	1,475,000	1,361,646
Home Depot, Inc. (The)
04/15/2052	3.625%	386,000	296,828
09/15/2052	4.950%	1,542,000	1,480,744
Kontoor Brands, Inc.(a)
11/15/2029	4.125%	475,000	401,073
L Brands, Inc.
07/01/2036	6.750%	1,495,000	1,292,108
Lowe’s Companies, Inc.
04/01/2052	4.250%	944,000	742,991
04/01/2062	4.450%	539,000	420,846
Magic MergeCo, Inc.(a)
05/01/2029	7.875%	1,400,000	1,060,406
Rent-A-Center, Inc.(a)
02/15/2029	6.375%	300,000	256,032
Sally Holdings LLC/Capital, Inc.
12/01/2025	5.625%	2,000,000	1,950,721

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	49

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sonic Automotive Inc.(a)
11/15/2031	4.875%	1,620,000	1,289,862
Target Corp.
09/15/2032	4.500%	1,238,000	1,188,916
01/15/2033	4.400%	1,130,000	1,071,025
01/15/2052	2.950%	526,000	358,337
01/15/2053	4.800%	5,360,000	5,003,161
Tractor Supply Co.
11/01/2030	1.750%	3,885,000	2,991,310
Walgreens Boots Alliance Inc.
11/17/2023	0.950%	5,730,000	5,551,755
Walmart, Inc.
09/09/2052	4.500%	818,000	771,233
Total			48,435,078
Supermarkets 0.1%
Ahold Finance U.S.A. LLC
05/01/2029	6.875%	1,800,000	1,889,831
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2029	3.500%	1,520,000	1,289,607
C&S Group Enterprises LLC(a)
12/15/2028	5.000%	2,700,000	2,079,372
InRetail Consumer(a)
03/22/2028	3.250%	350,000	296,644
Total			5,555,454
Supranational 0.1%
Inter-American Development Bank
10/15/2025	6.800%	2,500,000	2,611,434
07/15/2027	6.750%	4,000,000	4,292,305
International Bank for Reconstruction & Development(i)
09/17/2030	0.000%	1,550,000	1,103,292
Total			8,007,031
Technology 1.8%
Advanced Micro Devices, Inc.
06/01/2032	3.924%	1,784,000	1,652,604
06/01/2052	4.393%	2,361,000	2,098,267
Apple, Inc.
02/08/2031	1.650%	285,000	228,403
05/11/2050	2.650%	5,095,000	3,423,968
08/08/2052	3.950%	644,000	548,612
08/05/2061	2.850%	560,000	364,208
08/08/2062	4.100%	351,000	296,867
Avnet, Inc.
06/01/2032	5.500%	2,876,000	2,734,756
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	1,500,000	1,311,926
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Boxer Parent Co., Inc.(a)
03/01/2026	9.125%	2,500,000	2,442,099
Broadcom, Inc.
10/15/2024	3.625%	320,000	310,419
Broadcom, Inc.(a)
04/15/2029	4.000%	2,765,000	2,503,573
04/15/2034	3.469%	1,400,000	1,108,892
11/15/2035	3.137%	5,511,000	4,066,015
11/15/2036	3.187%	6,720,000	4,867,625
05/15/2037	4.926%	1,555,000	1,352,061
CDW LLC/Finance Corp.
05/01/2025	4.125%	2,500,000	2,396,998
12/01/2028	3.276%	5,270,000	4,546,369
CommScope, Inc.(a)
09/01/2029	4.750%	1,500,000	1,222,870
Corning, Inc.
11/15/2079	5.450%	438,000	386,701
Dell International LLC/EMC Corp.
06/15/2026	6.020%	870,000	880,025
02/01/2028	5.250%	5,720,000	5,625,796
02/01/2033	5.750%	1,393,000	1,355,619
DXC Technology Co.
09/15/2028	2.375%	5,845,000	4,892,361
Fidelity National Information Services, Inc.
03/01/2041	3.100%	2,890,000	1,992,310
07/15/2052	5.625%	2,635,000	2,462,229
Fiserv, Inc.
07/01/2024	2.750%	699,000	672,959
Fiserv, Inc.(c)
03/02/2033	5.600%	4,518,000	4,512,125
Flex Ltd.
01/15/2028	6.000%	2,560,000	2,573,734
Global Payments, Inc.
11/15/2024	1.500%	3,215,000	2,992,526
02/15/2025	2.650%	447,000	421,809
03/01/2026	1.200%	2,536,000	2,217,883
08/15/2052	5.950%	3,440,000	3,174,418
HP, Inc.
06/17/2031	2.650%	2,225,000	1,746,141
Infor, Inc.(a)
07/15/2023	1.450%	2,020,000	1,982,256
Intel Corp.
08/05/2027	3.750%	749,000	711,709
02/10/2030	5.125%	1,202,000	1,187,272
02/10/2033	5.200%	740,000	726,053
08/12/2041	2.800%	1,687,000	1,148,326
02/10/2043	5.625%	321,000	313,371
11/15/2049	3.250%	721,000	482,300
02/10/2053	5.700%	6,036,000	5,899,928
02/15/2060	3.100%	527,000	322,149

The accompanying Notes to Financial Statements are an integral part of this statement.
50	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/12/2061	3.200%	671,000	416,716
02/10/2063	5.900%	3,049,000	3,000,848
International Business Machines Corp.
07/27/2027	4.150%	1,118,000	1,080,672
02/06/2028	4.500%	5,380,000	5,237,357
05/15/2029	3.500%	928,000	846,473
07/27/2032	4.400%	914,000	855,251
02/06/2033	4.750%	572,000	547,254
02/09/2052	3.430%	306,000	213,794
07/27/2052	4.900%	873,000	786,661
KLA Corp.
07/15/2052	4.950%	690,000	651,188
07/15/2062	5.250%	895,000	855,897
Kyndryl Holdings, Inc.
10/15/2026	2.050%	1,440,000	1,238,296
10/15/2028	2.700%	903,000	738,732
10/15/2031	3.150%	721,000	537,926
Leidos, Inc.
02/15/2031	2.300%	845,000	660,087
Marvell Technology, Inc.
06/22/2023	4.200%	3,740,000	3,722,031
Microchip Technology, Inc.
09/01/2023	2.670%	5,040,000	4,963,218
02/15/2024	0.972%	345,000	329,683
Micron Technology, Inc.
11/01/2029	6.750%	8,340,000	8,601,847
Microsoft Corp.
03/17/2052	2.921%	2,813,000	2,028,934
03/17/2062	3.041%	4,290,000	3,004,195
NCR Corp.(a)
04/15/2029	5.125%	1,650,000	1,409,057
10/01/2030	5.250%	325,000	271,950
NetApp, Inc.
06/22/2025	1.875%	1,845,000	1,699,681
NXP BV/Funding LLC
03/01/2026	5.350%	1,056,000	1,045,526
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	342,000	296,289
11/30/2051	3.250%	600,000	379,091
Open Text Corp.(a)
12/01/2027	6.900%	650,000	660,151
Open Text Holdings, Inc.(a)
12/01/2031	4.125%	1,645,000	1,309,086
Oracle Corp.
11/15/2027	3.250%	2,409,000	2,204,070
03/25/2028	2.300%	903,000	783,465
11/09/2029	6.150%	997,000	1,031,886
03/25/2031	2.875%	1,620,000	1,342,071
11/09/2032	6.250%	3,200,000	3,331,191
11/15/2037	3.800%	3,892,000	3,076,375
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
03/25/2041	3.650%	2,929,000	2,157,799
11/15/2047	4.000%	938,000	686,950
04/01/2050	3.600%	4,551,000	3,086,133
03/25/2051	3.950%	3,048,000	2,187,185
11/09/2052	6.900%	677,000	729,753
02/06/2053	5.550%	3,583,000	3,276,867
PayPal Holdings, Inc.
10/01/2026	2.650%	964,000	890,282
10/01/2029	2.850%	204,000	177,068
06/01/2030	2.300%	1,435,000	1,182,356
06/01/2052	5.050%	520,000	474,471
06/01/2062	5.250%	3,394,000	3,105,570
Qorvo, Inc.(a)
12/15/2024	1.750%	1,200,000	1,112,460
QUALCOMM, Inc.
05/20/2053	6.000%	1,863,000	2,008,452
S&P Global, Inc.(a)
03/01/2029	2.700%	1,348,000	1,183,551
03/01/2032	2.900%	1,549,000	1,323,641
03/01/2052	3.700%	2,150,000	1,700,822
S&P Global, Inc.
08/15/2030	1.250%	592,000	457,743
Salesforce.com, Inc.
07/15/2041	2.700%	584,000	412,710
Seagate HDD(a)
12/01/2032	9.625%	776,475	851,916
Seagate HDD Cayman
03/01/2024	4.875%	2,305,000	2,267,629
Sensata Technologies, Inc.(a)
02/15/2031	3.750%	1,600,000	1,341,741
TD SYNNEX Corp.
08/09/2026	1.750%	314,000	270,291
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	1,550,000	1,534,857
Tencent Holdings Ltd.(a)
04/22/2051	3.840%	2,760,000	1,986,892
Texas Instruments, Inc.
08/16/2032	3.650%	696,000	639,944
08/16/2052	4.100%	372,000	332,880
Trimble, Inc.(c)
03/15/2033	6.100%	2,480,000	2,472,076
VMware, Inc.
08/15/2026	1.400%	1,441,000	1,243,525
Western Union Co. (The)
06/09/2023	4.250%	3,050,000	3,035,592
03/15/2026	1.350%	140,000	123,047
Total			187,567,684

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	51

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.5%
Altria Group, Inc.
05/06/2030	3.400%	1,280,000	1,102,197
02/04/2032	2.450%	1,153,000	870,071
02/04/2041	3.400%	3,910,000	2,619,211
09/16/2046	3.875%	308,000	205,950
02/04/2051	3.700%	1,852,000	1,174,854
BAT Capital Corp.
08/15/2027	3.557%	1,548,000	1,410,719
03/25/2028	2.259%	3,280,000	2,749,570
03/25/2031	2.726%	2,253,000	1,758,695
08/15/2037	4.390%	1,409,000	1,093,231
09/25/2040	3.734%	562,000	384,336
08/15/2047	4.540%	5,800,000	4,160,204
03/16/2052	5.650%	2,800,000	2,352,587
BAT International Finance PLC
03/16/2028	4.448%	8,000,000	7,479,009
Imperial Brands Finance PLC(a)
07/26/2024	3.125%	2,000,000	1,920,584
07/21/2025	4.250%	2,000,000	1,922,714
Philip Morris International, Inc.
02/15/2028	4.875%	1,501,000	1,469,728
02/15/2030	5.125%	4,175,000	4,086,493
02/15/2033	5.375%	1,502,000	1,476,853
Reynolds American, Inc.
06/12/2025	4.450%	1,325,000	1,289,643
08/15/2035	5.700%	1,045,000	950,434
08/04/2041	7.000%	1,127,000	1,122,601
09/15/2043	6.150%	501,000	458,215
08/15/2045	5.850%	4,327,000	3,718,224
Vector Group Ltd.(a)
02/01/2029	5.750%	3,250,000	2,816,731
Total			48,592,854
Transportation Services 0.4%
Element Fleet Management Corp.(a)
06/15/2025	3.850%	2,795,000	2,649,157
ERAC USA Finance LLC(a)
11/01/2025	3.800%	2,500,000	2,381,925
12/01/2026	3.300%	3,435,000	3,170,178
03/15/2042	5.625%	1,689,000	1,662,397
11/01/2046	4.200%	1,041,000	853,328
FedEx Corp. Pass-Through Trust
Series 2020-1 Class AA
02/20/2034	1.875%	638,477	523,405
Penske Truck Leasing Co. LP/Finance Corp.(a)
11/15/2025	1.200%	842,000	745,026
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)
06/15/2026	1.700%	1,236,000	1,085,287
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penske Truck Leasing Co., LP/Finance Corp.(a)
08/01/2023	4.125%	5,245,000	5,210,722
07/15/2025	4.000%	905,000	865,972
Ryder System, Inc.
06/01/2025	4.625%	2,395,000	2,339,659
03/01/2028	5.650%	7,480,000	7,484,023
Triton Container International Ltd.(a)
04/15/2026	2.050%	617,000	540,194
06/15/2031	3.150%	558,000	437,196
TTX Co.(a)
01/15/2025	3.600%	1,620,000	1,559,042
12/01/2052	5.650%	415,000	432,127
United Parcel Service, Inc.
03/03/2053	5.050%	5,335,000	5,271,921
Total			37,211,559
Treasury 0.1%
Romanian Government International Bond(a)
05/25/2034	6.000%	5,488,000	5,346,380
Wireless 0.7%
American Tower Corp.
02/15/2024	5.000%	665,000	660,898
03/15/2027	3.650%	684,000	637,223
American Tower Corp.(c)
03/15/2033	5.650%	3,500,000	3,484,040
Crown Castle International Corp.
07/15/2026	1.050%	401,000	346,924
03/15/2027	2.900%	684,000	621,549
04/01/2041	2.900%	1,652,000	1,123,099
Digicel Group 0.5 Ltd.(a),(l)
04/01/2025	8.000%	103,826	25,957
Digicel Holdings Bermuda Ltd./International Finance Ltd.(a)
05/25/2024	8.750%	700,000	606,132
Digicel International Finance Ltd./Holdings(a),(l)
12/31/2025	13.000%	860,640	430,322
Digicel International Finance Ltd./Holdings(a)
Subordinated
12/31/2026	8.000%	500,000	220,000
Digicel International Finance Ltd./Holdings Bermuda Ltd.(a)
05/25/2024	8.750%	2,425,000	2,104,644
Digicel Ltd.(a)
06/01/2023	6.750%	1,300,000	507,001
Millicom International Cellular SA(a)
04/27/2031	4.500%	500,000	403,500
SK Telecom Co., Ltd.(a)
04/16/2023	3.750%	2,490,000	2,484,695
Sprint Capital Corp.
03/15/2032	8.750%	275,000	327,255

The accompanying Notes to Financial Statements are an integral part of this statement.
52	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sprint Corp.
09/15/2023	7.875%	3,000,000	3,029,232
06/15/2024	7.125%	5,225,000	5,292,012
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%	5,048,437	4,986,824
03/20/2028	5.152%	8,275,000	8,174,058
T-Mobile US, Inc.
02/15/2026	2.250%	99,000	90,107
04/15/2027	3.750%	3,514,000	3,304,180
02/01/2028	4.750%	961,000	931,012
02/15/2028	2.050%	1,548,000	1,329,212
02/15/2029	2.625%	597,000	508,686
04/15/2029	3.375%	3,200,000	2,831,074
04/15/2030	3.875%	7,131,000	6,467,919
02/15/2031	2.550%	2,165,000	1,765,427
04/15/2031	3.500%	1,692,000	1,465,692
04/15/2040	4.375%	4,308,000	3,661,897
02/15/2041	3.000%	4,844,000	3,379,116
04/15/2050	4.500%	332,000	275,755
09/15/2062	5.800%	1,266,000	1,238,572
Vmed O2 UK Financing I PLC(a)
07/15/2031	4.750%	3,290,000	2,713,103
Vodafone Group PLC
06/19/2049	4.875%	3,150,000	2,728,136
02/10/2053	5.625%	359,000	345,025
02/10/2063	5.750%	749,000	711,463
Total			69,211,741
Wirelines 0.5%
AT&T, Inc.
12/01/2033	2.550%	3,840,000	2,939,850
05/15/2035	4.500%	759,000	682,238
03/01/2037	5.250%	2,205,000	2,123,755
08/15/2037	4.900%	584,000	536,079
03/01/2039	4.850%	1,086,000	975,478
06/01/2041	3.500%	659,000	494,477
05/15/2046	4.750%	2,220,000	1,907,233
09/15/2053	3.500%	8,582,000	5,891,788
09/15/2055	3.550%	4,271,000	2,895,842
12/01/2057	3.800%	2,257,000	1,584,309
09/15/2059	3.650%	5,008,000	3,390,768
C&W Senior Financing DAC(a)
09/15/2027	6.875%	385,000	348,117
Front Range BidCo, Inc.(a)
03/01/2027	4.000%	1,500,000	1,152,072
Frontier Communications Corp.(a)
05/01/2028	5.000%	269,000	236,070
GCI LLC(a)
10/15/2028	4.750%	1,480,000	1,268,514
Iliad Holding SAS(a)
10/15/2026	6.500%	550,000	514,594
10/15/2028	7.000%	500,000	461,710
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Level 3 Financing, Inc.(a)
03/01/2027	3.400%	1,925,000	1,621,515
11/15/2029	3.875%	1,264,000	958,381
Qwest Corp.
09/15/2025	7.250%	3,978,000	3,937,947
Telecom Italia Capital SA
06/04/2038	7.721%	1,550,000	1,410,451
Total Play Telecomunicaciones SA de CV(a)
09/20/2028	6.375%	1,270,000	979,173
Verizon Communications, Inc.
02/15/2025	3.376%	2,527,000	2,440,732
12/03/2029	4.016%	530,000	489,455
03/15/2032	2.355%	8,256,000	6,486,495
08/10/2033	4.500%	1,192,000	1,106,318
11/01/2034	4.400%	3,565,000	3,242,499
03/22/2041	3.400%	2,127,000	1,604,113
11/01/2041	4.750%	1,061,000	968,038
03/22/2061	3.700%	922,000	648,540
Total			53,296,551
Total Corporate Bonds & Notes (Cost $3,683,313,474)			3,317,468,110

Foreign Government Obligations(m),(n) 1.6%

Australia 0.0%
NBN Co., Ltd.(a)
05/05/2026	1.450%	581,000	514,415
01/08/2027	1.625%	1,230,000	1,070,736
Total			1,585,151
Azerbaijan 0.0%
Southern Gas Corridor CJSC(a)
03/24/2026	6.875%	450,000	458,750
Bermuda 0.0%
Bermuda Government International Bond(a)
08/20/2030	2.375%	1,105,000	919,392
Brazil 0.0%
Brazil Minas SPE via State of Minas Gerais(a)
02/15/2028	5.333%	1,450,000	1,422,366
Brazilian Government International Bond
06/12/2030	3.875%	800,000	690,402
Total			2,112,768
Canada 0.0%
Province of British Columbia
09/01/2036	7.250%	2,000,000	2,543,338
Province of Manitoba
06/22/2026	2.125%	300,000	276,378

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	53

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Province of Quebec(k)
03/02/2026	7.485%	230,000	245,900
Total			3,065,616
Chile 0.0%
Chile Government International Bond
01/31/2031	2.450%	700,000	584,039
01/27/2032	2.550%	1,298,000	1,064,502
Corporación Nacional del Cobre de Chile(a)
11/04/2044	4.875%	200,000	179,092
Empresa Nacional del Petroleo(a)
08/05/2026	3.750%	750,000	696,038
11/06/2029	5.250%	450,000	427,757
Total			2,951,428
Colombia 0.1%
Colombia Government International Bond
01/28/2026	4.500%	700,000	660,118
03/15/2029	4.500%	250,000	214,833
01/30/2030	3.000%	1,305,000	986,577
04/20/2033	8.000%	200,000	198,277
Ecopetrol SA
04/29/2030	6.875%	2,000,000	1,783,474
01/13/2033	8.875%	3,568,000	3,503,830
Total			7,347,109
Dominican Republic 0.1%
Dominican Republic International Bond(a)
01/27/2025	5.500%	100,000	98,416
01/27/2025	5.500%	100,000	98,416
07/19/2028	6.000%	1,400,000	1,351,253
07/19/2028	6.000%	275,000	265,425
02/22/2029	5.500%	2,655,000	2,468,638
02/22/2029	5.500%	161,000	149,699
01/30/2030	4.500%	628,000	540,741
09/23/2032	4.875%	750,000	629,302
Total			5,601,890
Egypt 0.0%
Egypt Government International Bond(a)
10/06/2025	5.250%	850,000	735,291
03/01/2029	7.600%	300,000	235,634
Total			970,925
France 0.0%
Dexia Credit Local SA(a)
09/26/2023	3.250%	1,500,000	1,482,403
Hungary 0.0%
Hungary Government International Bond(a)
09/22/2031	2.125%	1,400,000	1,076,156
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
India 0.1%
Export-Import Bank of India(a)
08/05/2026	3.375%	860,000	801,610
02/01/2028	3.875%	1,025,000	947,901
01/13/2031	2.250%	1,030,000	814,753
Indian Railway Finance Corp., Ltd.(a)
01/21/2032	3.570%	1,110,000	946,375
Power Finance Corp., Ltd.(a)
12/06/2028	6.150%	546,000	547,256
Total			4,057,895
Indonesia 0.2%
Freeport Indonesia PT(a)
04/14/2032	5.315%	1,045,000	970,265
Indonesia Government International Bond
02/14/2030	2.850%	560,000	495,488
Indonesia Government International Bond(a)
01/17/2038	7.750%	1,000,000	1,227,787
07/18/2047	4.750%	1,000,000	933,784
Lembaga Pembiayaan Ekspor Indonesia(a)
04/06/2024	3.875%	1,450,000	1,421,027
Perusahaan Penerbit SBSN Indonesia III(a)
06/23/2030	2.800%	1,000,000	877,329
PT Pertamina Persero(a)
08/25/2030	3.100%	1,424,000	1,223,386
02/09/2031	2.300%	1,200,000	966,916
05/20/2043	5.625%	250,000	234,545
PT Perusahaan Listrik Negara(a)
05/15/2027	4.125%	5,000,000	4,752,006
05/21/2028	5.450%	2,000,000	1,983,753
05/21/2028	5.450%	500,000	495,938
01/25/2029	5.375%	200,000	197,278
06/30/2030	3.000%	750,000	628,177
Total			16,407,679
Israel 0.0%
Israel Electric Corp., Ltd.(a)
08/14/2028	4.250%	2,200,000	2,054,299
Italy 0.1%
Republic of Italy Government International Bond
10/17/2029	2.875%	1,700,000	1,435,942
06/15/2033	5.375%	8,270,000	8,104,909
Total			9,540,851
Japan 0.0%
Japan Bank for International Cooperation
05/23/2024	2.500%	600,000	579,283

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Japan Finance Organization for Municipalities(a)
03/12/2024	3.000%	400,000	390,090
Total			969,373
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2025	4.750%	950,000	921,449
04/19/2027	4.750%	300,000	276,421
04/24/2030	5.375%	962,000	868,106
KazTransGas JSC(a)
09/26/2027	4.375%	200,000	180,664
Total			2,246,640
Malaysia 0.1%
Misc Capital Two Labuan Ltd.(a)
04/06/2027	3.750%	3,700,000	3,432,846
Marshall Islands 0.0%
Nakilat, Inc.(a)
12/31/2033	6.067%	1,038,067	1,082,405
Mexico 0.4%
Comision Federal de Electricidad(a)
05/15/2029	4.688%	3,647,000	3,263,213
Mexico City Airport Trust(a)
10/31/2026	4.250%	1,435,000	1,340,283
07/31/2047	5.500%	2,150,000	1,603,542
Mexico Government International Bond
04/22/2029	4.500%	1,500,000	1,425,500
05/24/2031	2.659%	2,368,000	1,913,359
05/19/2033	4.875%	4,145,000	3,859,984
08/14/2041	4.280%	350,000	280,438
05/24/2061	3.771%	550,000	363,708
04/19/2071	3.750%	750,000	488,066
Pemex Project Funding Master Trust
06/15/2038	6.625%	50,000	34,871
Petroleos Mexicanos
03/13/2027	6.500%	13,777,000	12,531,398
02/12/2028	5.350%	276,000	233,487
01/23/2029	6.500%	625,000	542,102
01/28/2031	5.950%	3,025,000	2,317,638
02/16/2032	6.700%	3,848,000	3,055,720
06/15/2035	6.625%	900,000	662,481
01/23/2045	6.375%	940,000	596,362
01/23/2046	5.625%	300,000	177,620
09/21/2047	6.750%	5,817,000	3,771,725
01/23/2050	7.690%	1,503,000	1,062,133
01/28/2060	6.950%	800,000	514,464
Total			40,038,094
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Morocco 0.0%
Morocco Government International Bond(a)
12/15/2027	2.375%	1,300,000	1,108,838
12/15/2050	4.000%	350,000	225,087
OCP SA(a)
06/23/2031	3.750%	350,000	280,859
Total			1,614,784
Netherlands 0.0%
Equate Petrochemical BV(a)
04/28/2028	2.625%	700,000	613,401
Norway 0.0%
Equinor ASA
04/06/2030	3.125%	826,000	743,299
Oman 0.0%
Oman Government International Bond(a)
01/17/2028	5.625%	600,000	589,377
10/28/2032	7.375%	1,325,000	1,449,268
Total			2,038,645
Panama 0.0%
Banco Nacional de Panama(a)
08/11/2030	2.500%	875,000	697,745
08/11/2030	2.500%	600,000	478,453
Panama Government International Bond
03/16/2025	3.750%	200,000	193,572
01/23/2030	3.160%	1,575,000	1,356,151
09/29/2032	2.252%	200,000	148,927
01/19/2033	3.298%	650,000	528,592
Total			3,403,440
Peru 0.1%
Corporación Financiera de Desarrollo SA(a)
09/28/2027	2.400%	600,000	513,772
Peruvian Government International Bond
08/25/2027	4.125%	412,000	398,705
06/20/2030	2.844%	990,000	837,477
01/23/2031	2.783%	620,000	511,811
12/01/2032	1.862%	925,000	672,959
03/14/2037	6.550%	1,785,000	1,904,433
12/01/2060	2.780%	600,000	348,008
Petroleos del Peru SA(a)
06/19/2032	4.750%	2,100,000	1,613,393
Total			6,800,558

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	55

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Philippines 0.0%
Philippine Government International Bond
01/15/2032	6.375%		400,000	432,652
10/23/2034	6.375%		275,000	299,912
Total				732,564
Poland 0.0%
Republic of Poland Government International Bond
11/16/2032	5.750%		159,000	166,707
Qatar 0.0%
Qatar Energy(a)
07/12/2031	2.250%		500,000	410,988
Qatar Government International Bond(a)
04/23/2048	5.103%		1,910,000	1,893,647
Total				2,304,635
Romania 0.0%
Romanian Government International Bond(a)
02/14/2031	3.000%		2,100,000	1,700,593
12/02/2040	2.625%	EUR	500,000	299,650
Total				2,000,243
Russian Federation 0.0%
Russian Foreign Bond - Eurobond(a),(o)
06/23/2027	0.000%		800,000	334,094
Saudi Arabia 0.0%
Saudi Government International Bond(a)
10/22/2030	3.250%		505,000	455,114
02/02/2061	3.450%		575,000	398,697
Total				853,811
Serbia 0.1%
Serbia International Bond(a)
12/01/2030	2.125%		6,640,000	4,915,126
09/26/2033	6.500%		3,000,000	2,921,363
Total				7,836,489
South Africa 0.1%
Eskom Holdings SOC Ltd.(a)
08/06/2023	6.750%		200,000	199,115
02/11/2025	7.125%		950,000	933,074
Republic of South Africa Government International Bond
10/12/2028	4.300%		995,000	883,679
09/30/2029	4.850%		3,475,000	3,069,279
South Africa Government International Bond
01/17/2024	4.665%		1,100,000	1,085,176
Foreign Government Obligations(m),(n) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Transnet SOC Ltd.(a)
02/06/2028	8.250%	255,000	255,743
Total			6,426,066
Turkey 0.0%
Turkey Government International Bond
03/23/2023	3.250%	1,080,000	1,079,540
Ukraine 0.0%
Ukraine Government International Bond(a)
09/01/2024	7.750%	2,410,000	559,033
02/01/2026	8.994%	1,000,000	189,942
09/01/2027	7.750%	3,050,000	552,959
11/01/2030	9.750%	3,850,000	732,075
Total			2,034,009
United Arab Emirates 0.0%
DP World Crescent Ltd.(a)
09/26/2028	4.848%	740,000	728,602
DP World Ltd.(a)
07/02/2037	6.850%	300,000	333,496
Total			1,062,098
United States 0.1%
Antares Holdings LP(a)
01/15/2027	2.750%	746,000	616,790
07/15/2027	3.750%	4,605,000	3,873,733
BOC Aviation USA Corp.(a)
04/29/2024	1.625%	2,015,000	1,925,108
Citgo Holding, Inc.(a)
08/01/2024	9.250%	25,000	25,086
DAE Funding LLC(a)
08/01/2024	1.550%	1,910,000	1,788,448
Total			8,229,165
Uruguay 0.0%
Uruguay Government International Bond
04/20/2055	4.975%	1,000,000	960,638
Virgin Islands 0.1%
1MDB Global Investments Ltd(a)
03/09/2023	4.400%	2,800,000	2,791,959
Sinopec Group Overseas Development Ltd.(a)
04/28/2025	3.250%	400,000	383,171
04/28/2025	3.250%	300,000	287,378
Total			3,462,508
Total Foreign Government Obligations (Cost $189,392,834)			160,098,364

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Inflation-Indexed Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.1%
U.S. Treasury Inflation-Indexed Bond
07/15/2032	0.625%	7,351,808	6,794,377
Total Inflation-Indexed Bonds (Cost $6,835,399)			6,794,377

Municipal Bonds 0.4%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 0.1%
University of California
Refunding Revenue Bonds
Taxable General
Series 2017AX
07/01/2025	3.063%	5,700,000	5,461,795
University of Michigan
Revenue Bonds
Taxable
Series 2022A
04/01/2122	4.454%	4,020,000	3,411,793
University of Virginia
Refunding Revenue Bonds
Taxable
Series 2021B
11/01/2051	2.584%	2,020,000	1,347,650
Revenue Bonds
Taxable
Series 2017C
09/01/2117	4.179%	725,000	584,616
Total			10,805,854
Hospital 0.1%
California Health Facilities Financing Authority
Refunding Revenue Bonds
Cedars-Sinai Health System
Series 2021
08/15/2051	3.000%	1,785,000	1,275,924
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	5,650,000	3,911,782
Total			5,187,706
Local General Obligation 0.1%
City of New York
Unlimited General Obligation Bonds
Series 2010 (BAM)
03/01/2036	5.968%	3,100,000	3,334,384
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2021D
08/01/2030	1.823%	515,000	416,291
Los Angeles Unified School District
Unlimited General Obligation Bonds
Taxable Build America Bonds
Series 2009
07/01/2034	5.750%	1,560,000	1,641,445
Total			5,392,120
Sales Tax 0.0%
Puerto Rico Sales Tax Financing Corp.(p)
Revenue Bonds
Series 2019A1
07/01/2058	5.000%	2,740,000	2,535,322
Special Non Property Tax 0.1%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	3,000,000	2,148,578
Revenue Bonds
Future Tax Secured
Subordinated Series 2020D-3
11/01/2032	2.400%	1,045,000	833,031
New York State Dormitory Authority
Refunding Revenue Bonds
Taxable
Series 2020F
02/15/2032	2.957%	1,250,000	1,072,222
State of Illinois
Revenue Bonds
Taxable Sales Tax
Series 2013
06/15/2028	3.350%	2,500,000	2,291,359
Total			6,345,190
Transportation 0.0%
Metropolitan Transportation Authority
Revenue Bonds
Taxable Green Bonds
Series 2020C-2
11/15/2049	5.175%	810,000	730,753
Turnpike / Bridge / Toll Road 0.0%
Bay Area Toll Authority
Revenue Bonds
Series 2009 (BAM)
04/01/2049	6.263%	1,920,000	2,288,935

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	57

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Pennsylvania Turnpike Commission
Revenue Bonds
Build America Bonds
Series 2009
12/01/2039	6.105%	1,620,000	1,836,532
Texas Private Activity Bond Surface Transportation Corp.
Revenue Bonds
Taxable North Tarrant Express Managed Lanes Project
Series 2019
12/31/2049	3.922%	875,000	683,952
Total			4,809,419
Water & Sewer 0.0%
City of San Francisco Public Utilities Commission Water
Refunding Revenue Bonds
Taxable Green Bonds
11/01/2041	2.825%	2,510,000	1,953,048
Total Municipal Bonds (Cost $45,047,318)			37,759,412

Residential Mortgage-Backed Securities - Agency(q) 25.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Fannie Mae REMICS
CMO Series 2011-84 Class Z
09/25/2041	5.250%	1,142,258	1,156,135
Federal Home Loan Mortgage Corp.
08/01/2024- 02/01/2025	8.000%	2,355	2,363
10/01/2028- 07/01/2032	7.000%	102,679	104,927
03/01/2031- 03/01/2052	3.000%	66,420,778	59,088,668
10/01/2031- 07/01/2037	6.000%	362,917	378,274
04/01/2033- 11/01/2052	5.500%	14,743,332	14,749,821
05/01/2033- 06/01/2052	3.500%	74,891,931	69,174,155
10/01/2039- 06/01/2052	5.000%	7,240,326	7,136,891
09/01/2040- 04/01/2049	4.000%	13,376,506	12,861,809
09/01/2040- 06/01/2052	4.500%	10,388,089	10,073,466
06/01/2050- 04/01/2052	2.500%	231,204,572	196,526,634
05/01/2051- 04/01/2052	2.000%	46,086,806	37,611,134
CMO Series 2060 Class Z
05/15/2028	6.500%	53,270	54,297
CMO Series 2310 Class Z
04/15/2031	6.000%	51,043	52,263
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2725 Class TA
12/15/2033	4.500%	1,525,000	1,501,005
CMO Series 2882 Class ZC
11/15/2034	6.000%	2,779,303	2,770,585
CMO Series 2953 Class LZ
03/15/2035	6.000%	2,564,146	2,643,339
CMO Series 3028 Class ZE
09/15/2035	5.500%	148,228	131,745
CMO Series 3032 Class PZ
09/15/2035	5.800%	356,120	376,295
CMO Series 3071 Class ZP
11/15/2035	5.500%	7,782,201	7,986,956
CMO Series 3121 Class EZ
03/15/2036	6.000%	91,794	94,052
CMO Series 3181 Class AZ
07/15/2036	6.500%	30,778	32,177
CMO Series 353 Class 300
12/15/2046	3.000%	5,858,650	5,321,472
CMO Series 3740 Class BA
10/15/2040	4.000%	1,142,669	1,081,688
CMO Series 3747 Class HY
10/15/2040	4.500%	2,991,000	2,949,582
CMO Series 3753 Class KZ
11/15/2040	4.500%	5,729,511	5,635,479
CMO Series 3769 Class ZC
12/15/2040	4.500%	2,851,345	2,803,360
CMO Series 3841 Class JZ
04/15/2041	5.000%	241,074	240,326
CMO Series 3888 Class ZG
07/15/2041	4.000%	555,324	521,179
CMO Series 3926 Class NY
09/15/2041	4.000%	465,017	440,995
CMO Series 3928 Class MB
09/15/2041	4.500%	1,043,125	1,005,178
CMO Series 3934 Class CB
10/15/2041	4.000%	2,789,671	2,640,452
CMO Series 3982 Class TZ
01/15/2042	4.000%	1,071,303	1,002,834
CMO Series 4027 Class AB
12/15/2040	4.000%	1,276,032	1,229,165
CMO Series 4057 Class ZB
06/15/2042	3.500%	6,244,023	5,793,680
CMO Series 4057 Class ZL
06/15/2042	3.500%	7,052,113	6,381,508
CMO Series 4077 Class KM
11/15/2041	3.500%	36,443	35,759

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4091 Class KB
08/15/2042	3.000%	6,500,000	5,716,034
CMO Series 4182 Class QN
02/15/2033	3.000%	105,753	103,528
CMO Series 4361 Class VB
02/15/2038	3.000%	3,500,493	3,426,933
CMO Series 4421 Class PB
12/15/2044	4.000%	5,941,237	5,485,072
CMO Series 4440 Class ZX
01/15/2045	4.000%	12,053,156	11,121,596
CMO Series 4463 Class ZA
04/15/2045	4.000%	4,883,351	4,619,915
CMO Series 4495 Class PA
09/15/2043	3.500%	138,971	133,368
CMO Series 4682 Class HZ
04/15/2047	3.500%	3,296,984	3,030,906
CMO Series 4771 Class HZ
03/15/2048	3.500%	9,527,542	8,339,102
CMO Series 4774 Class KA
12/15/2045	4.500%	243,837	239,065
CMO Series 4787 Class PY
05/15/2048	4.000%	1,147,670	1,077,634
CMO Series 4793 Class CD
06/15/2048	3.000%	871,492	781,888
CMO Series 4839 Class A
04/15/2051	4.000%	2,555,708	2,429,632
CMO Series 4941 Class CZ
11/25/2049	3.000%	1,099,522	924,121
Federal Home Loan Mortgage Corp.(b),(g)
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/15/2043	1.512%	13,174,557	880,710
CMO Series 2013-4258 Class SJ
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 10/15/2043	2.062%	3,139,615	424,072
CMO Series 2014-4313 Class MS
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/15/2039	1.562%	4,770,872	315,472
CMO Series 3404 Class AS
-1.0 x 1-month USD LIBOR + 5.895% Cap 5.895% 01/15/2038	1.307%	1,633,585	106,011
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 3578 Class DI
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 04/15/2036	2.062%	2,423,919	145,019
CMO Series 3892 Class SC
-1.0 x 1-month USD LIBOR + 5.950% Cap 5.950% 07/15/2041	1.362%	3,766,922	231,382
CMO Series 3997 Class SK
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/15/2041	2.012%	7,890,087	338,248
CMO Series 4087 Class SC
-1.0 x 1-month USD LIBOR + 5.550% Cap 5.550% 07/15/2042	0.962%	4,616,654	214,200
CMO Series 4281 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2043	1.512%	7,321,948	421,857
CMO Series 4635 Class SE
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/15/2046	1.512%	11,733,211	628,814
CMO Series 4910 Class SG
1-month LIBID + 6.050% Cap 6.050% 09/25/2049	1.433%	16,582,693	1,913,623
Federal Home Loan Mortgage Corp.(r)
04/01/2052- 10/01/2052	2.500%	25,671,122	21,767,088
Federal Home Loan Mortgage Corp.(b)
CMO Series 1486 Class FA
1-month USD LIBOR + 1.300% Floor 1.300%, Cap 10.000% 04/15/2023	5.888%	816	816
CMO Series 2380 Class F
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 8.500% 11/15/2031	5.038%	87,279	87,362
CMO Series 2557 Class FG
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 8.000% 01/15/2033	4.988%	224,332	224,330

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	59

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2962 Class PF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 7.000% 03/15/2035	4.838%	86,403	86,054
CMO Series 2981 Class FU
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 05/15/2030	4.788%	213,503	212,179
CMO Series 3065 Class EB
-3.0 x 1-month USD LIBOR + 19.890% Cap 19.890% 11/15/2035	6.126%	330,627	324,252
CMO Series 3081 Class GC
-3.7 x 1-month USD LIBOR + 23.833% Cap 23.833% 12/15/2035	7.011%	545,212	518,267
CMO Series 3085 Class FV
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 8.000% 08/15/2035	5.288%	463,668	467,669
CMO Series 3564 Class FC
1-month USD LIBOR + 1.250% Floor 1.250%, Cap 6.500% 01/15/2037	5.912%	158,155	161,547
CMO Series 3680 Class FA
1-month USD LIBOR + 1.000% Floor 1.000%, Cap 6.000% 06/15/2040	5.588%	509,293	510,366
CMO Series 3852 Class QN
-3.6 x 1-month USD LIBOR + 27.211% Cap 5.500% 05/15/2041	5.500%	21,203	20,110
CMO Series 4048 Class FJ
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 9,999.000% 07/15/2037	5.062%	879,273	865,139
CMO Series 5115 Class FD
30-day Average SOFR + 0.250% Floor 0.250%, Cap 4.000% 08/15/2043	4.000%	7,170,901	6,695,366
Federal Home Loan Mortgage Corp.(g)
CMO Series 303 Class C21
01/15/2043	4.000%	10,938,000	1,888,494
CMO Series 303 Class C30
12/15/2042	4.500%	7,166,588	1,175,033
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 364 Class C15
12/15/2046	3.500%	4,426,479	743,528
CMO Series 4146 Class IA
12/15/2032	3.500%	5,146,455	563,812
CMO Series 4186 Class IB
03/15/2033	3.000%	5,199,432	495,114
CMO Series 4627 Class PI
05/15/2044	3.500%	1,645,581	74,749
CMO Series 4698 Class BI
07/15/2047	5.000%	12,325,388	2,157,507
CMO Series 5048 Class HI
01/15/2042	4.500%	3,202,274	525,977
CMO Series 5078 Class NI
06/15/2042	4.000%	2,740,000	557,850
Federal Home Loan Mortgage Corp.(f),(g)
CMO Series 351 Class 213
02/15/2046	4.084%	298,573	55,769
CMO Series 364 Class 141
12/15/2046	2.752%	342,257	49,125
CMO Series 364 Class 151
12/15/2046	3.381%	340,665	55,535
CMO Series 364 Class 158
12/15/2046	3.855%	187,272	33,575
CMO Series 364 Class 167
12/15/2046	2.550%	321,338	39,655
CMO Series 364 Class C23
12/15/2046	2.929%	4,270,229	611,937
CMO Series 364 Class C24
12/15/2046	3.453%	2,421,232	407,072
CMO Series 364 Class C25
12/15/2046	4.057%	748,406	143,313
CMO Series 368 Class C15
01/25/2048	3.249%	4,866,897	599,719
CMO Series 3833 Class LI
10/15/2040	0.000%	6,235,144	280,757
CMO Series 5094 Class IO
12/15/2048	1.544%	13,743,758	971,548
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(f),(g)
CMO Series K051 Class X1
09/25/2025	0.502%	16,812,617	183,217
CMO Series K058 Class X1
08/25/2026	0.914%	2,347,677	60,957
CMO Series KW02 Class X1
12/25/2026	0.295%	10,560,037	51,185

The accompanying Notes to Financial Statements are an integral part of this statement.
60	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 204236 Class IS
-1.0 x 1-month USD LIBOR + 6.000% Cap 6.000% 08/15/2043	1.412%	11,531,500	908,568
Federal Home Loan Mortgage Corp. REMICS
CMO Series 3843 Class JZ
04/15/2041	5.100%	1,007,164	999,576
CMO Series 4372 Class Z
08/15/2044	3.000%	2,915,515	2,593,757
CMO Series 4402 Class YB
10/15/2044	3.000%	2,746,603	2,450,945
CMO Series 4612 Class HZ
08/15/2046	2.500%	7,046,346	5,693,042
CMO Series 4753 Class VZ
12/15/2047	3.000%	1,164,521	896,957
CMO Series 4755 Class Z
02/15/2048	3.000%	1,164,514	991,748
Federal Home Loan Mortgage Corp. REMICS(g)
CMO Series 4257 Class IK
12/15/2042	4.000%	3,981,905	694,604
CMO Series 4999 Class IA
08/25/2050	4.500%	10,928,405	2,196,851
CMO Series 5043 Class IO
11/25/2050	5.000%	4,719,738	1,037,383
CMO Series 5058 Class NI
06/25/2050	3.000%	16,327,373	2,924,154
CMO Series 5079 Class DI
02/25/2051	6.500%	11,549,097	2,382,021
CMO Series 5088 Class IB
03/25/2051	2.500%	26,200,004	3,764,988
CMO Series 5095 Class AI
04/25/2051	3.500%	23,732,125	4,071,846
CMO Series 5113 Class MI
06/25/2051	3.500%	18,953,013	3,662,533
CMO Series 5115 Class GI
09/25/2050	3.000%	11,375,248	2,093,039
CMO Series 5153 Class JI
10/25/2051	3.500%	9,300,325	1,585,221
CMO Series 5217 Class PI
04/25/2052	3.500%	6,224,881	750,655
Federal Home Loan Mortgage Corp. REMICS(f),(g)
CMO Series 5065 Class EI
11/25/2044	5.424%	1,545,993	345,981
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association
06/01/2024	9.000%	10	10
02/01/2025- 08/01/2027	8.000%	8,707	8,806
03/01/2026- 07/01/2038	7.000%	327,135	338,088
04/01/2027- 06/01/2032	7.500%	23,763	24,275
05/01/2029- 12/01/2052	6.000%	7,658,089	7,776,092
08/01/2029- 07/01/2052	3.000%	167,296,608	148,191,710
01/01/2031- 05/01/2052	2.500%	251,123,035	213,638,416
03/01/2033- 11/01/2052	5.500%	11,049,659	11,052,763
10/01/2033- 08/01/2052	3.500%	100,885,337	93,026,464
07/01/2039- 07/01/2052	5.000%	12,082,919	11,931,490
08/01/2040- 04/01/2052	2.000%	217,373,177	178,480,128
10/01/2040- 06/01/2056	4.500%	23,500,326	22,802,863
02/01/2041- 05/01/2052	4.000%	73,275,951	69,794,626
02/01/2051	1.500%	31,446,494	24,369,111
CMO Series 2003-22 Class Z
04/25/2033	6.000%	91,023	93,000
CMO Series 2003-33 Class PT
05/25/2033	4.500%	4,418	4,324
CMO Series 2007-50 Class DZ
06/25/2037	5.500%	449,260	450,344
CMO Series 2010-139 Class HA
11/25/2040	4.000%	1,503,780	1,429,315
CMO Series 2010-37 Class A1
05/25/2035	5.410%	99,094	98,083
CMO Series 2011-18 Class ZK
03/25/2041	4.000%	3,235,921	3,033,989
CMO Series 2011-53 Class WT
06/25/2041	4.500%	299,885	292,277
CMO Series 2011-87 Class GB
09/25/2041	4.500%	7,000,000	6,873,361
CMO Series 2012-121 Class GZ
11/25/2042	3.500%	10,852,845	10,065,051
CMO Series 2012-68 Class ZA
07/25/2042	3.500%	8,413,573	7,830,652
CMO Series 2012-94
09/25/2042	3.500%	9,900,080	9,187,221
CMO Series 2013-106 Class LA
08/25/2041	4.000%	1,649,584	1,590,606

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	61

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-16 Class GD
03/25/2033	3.000%	1,317,550	1,281,383
CMO Series 2013-66 Class AP
05/25/2043	6.000%	38,654	37,459
CMO Series 2016-9 Class A
09/25/2043	3.000%	5,276	5,249
CMO Series 2018-38 Class PA
06/25/2047	3.500%	508,859	483,037
CMO Series 2018-55 Class PA
01/25/2047	3.500%	1,416,899	1,361,041
CMO Series 2018-64 Class ET
09/25/2048	3.000%	2,827,616	2,553,143
CMO Series 2018-94D Class KD
12/25/2048	3.500%	783,187	737,868
CMO Series 2019-9 Class DZ
03/25/2049	4.000%	3,548,507	3,326,787
CMO Series 98-17 Class Z
04/18/2028	6.500%	38,598	38,450
Federal National Mortgage Association(r)
05/01/2051	2.000%	17,889,321	14,618,682
06/01/2052- 09/01/2052	2.500%	8,134,212	6,894,709
11/01/2052	4.000%	10,037,834	9,584,555
Federal National Mortgage Association(s)
03/01/2052	3.000%	23,475,608	20,671,278
Federal National Mortgage Association(b)
CMO Series 2002-59 Class HF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 8.000% 08/17/2032	4.951%	28,537	28,521
CMO Series 2004-93 Class FC
1-month USD LIBOR + 0.200% Floor 0.200%, Cap 8.000% 12/25/2034	4.817%	291,468	289,740
CMO Series 2006-71 Class SH
-2.6 x 1-month USD LIBOR + 15.738% Cap 15.738% 05/25/2035	3.628%	143,703	128,263
CMO Series 2007-90 Class F
1-month USD LIBOR + 0.490% Floor 0.490%, Cap 7.000% 09/25/2037	5.107%	135,641	134,664
CMO Series 2007-W7 Class 1A4
-6.0 x 1-month USD LIBOR + 39.180% Cap 39.180% 07/25/2037	11.478%	41,410	46,446
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2008-15 Class AS
-5.0 x 1-month USD LIBOR + 33.000% Cap 33.000% 08/25/2036	9.915%	252,106	287,057
CMO Series 2010-142 Class HS
-2.0 x 1-month USD LIBOR + 10.000% Cap 10.000% 12/25/2040	0.676%	452,249	274,554
CMO Series 2010-150 Class FL
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 7.000% 10/25/2040	5.167%	103,176	103,028
CMO Series 2012-1 Class FA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 6.500% 02/25/2042	5.117%	798,467	786,509
CMO Series 2012-115 Class MT
-3.0 x 1-month USD LIBOR + 13.500% Cap 4.500% 10/25/2042	0.394%	310,600	197,028
CMO Series 2016-32 Class GT
-4.5 x 1-month USD LIBOR + 18.000% Cap 4.500% 01/25/2043	0.000%	32,299	20,016
Federal National Mortgage Association(b),(g)
CMO Series 2004-29 Class PS
-1.0 x 1-month USD LIBOR + 7.600% Cap 7.600% 05/25/2034	2.983%	1,073,653	115,026
CMO Series 2006-43 Class SJ
-1.0 x 1-month USD LIBOR + 6.590% Cap 6.590% 06/25/2036	1.973%	792,235	65,663
CMO Series 2009-100 Class SA
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 12/25/2039	1.583%	2,505,858	229,889
CMO Series 2009-87 Class NS
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 11/25/2039	1.633%	4,073,570	247,273

The accompanying Notes to Financial Statements are an integral part of this statement.
62	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-131 Class SA
-1.0 x 1-month USD LIBOR + 6.600% Cap 6.600% 11/25/2040	1.983%	3,398,297	319,634
CMO Series 2010-21 Class SA
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 03/25/2040	1.633%	6,134,960	416,875
CMO Series 2010-57 Class SA
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/25/2040	1.833%	1,507,555	121,596
CMO Series 2011-131 Class ST
-1.0 x 1-month USD LIBOR + 6.540% Cap 6.540% 12/25/2041	1.923%	18,960,677	2,099,921
CMO Series 2011-47 Class GS
-1.0 x 1-month USD LIBOR + 5.930% Cap 5.930% 06/25/2041	1.313%	5,082,831	323,099
CMO Series 2012-17 Class MS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 03/25/2027	2.083%	1,496,051	21,434
CMO Series 2013-10 Class SJ
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 02/25/2043	1.533%	4,254,185	345,276
CMO Series 2013-19 Class KS
-1.0 x 3-month USD LIBOR + 6.200% Cap 6.200% 10/25/2041	1.583%	4,253,472	228,450
CMO Series 2013-34 Class SC
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2043	1.533%	11,814,222	1,556,382
CMO Series 2014-40 Class HS
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 07/25/2044	2.083%	3,080,132	438,676
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-52 Class SL
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2044	1.483%	5,327,050	511,740
CMO Series 2015-81 Class SD
-1.0 x 1-month USD LIBOR + 6.700% Cap 6.700% 01/25/2037	2.083%	3,697,075	255,640
CMO Series 2016-19 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 04/25/2046	1.483%	4,778,020	312,020
CMO Series 2016-32 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/25/2034	1.483%	2,180,559	133,855
CMO Series 2016-60 Class QS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	1.483%	6,378,099	453,277
CMO Series 2016-60 Class SD
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 09/25/2046	1.483%	20,938,422	1,336,114
CMO Series 2016-60 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2046	1.633%	6,083,727	362,891
CMO Series 2016-82 Class SG
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 11/25/2046	1.483%	8,641,115	499,045
CMO Series 2016-88 Class BS
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 12/25/2046	1.483%	14,310,832	1,021,762
CMO Series 2016-93 Class SL
-1.0 x 1-month USD LIBOR + 6.650% Cap 6.650% 12/25/2046	2.033%	3,940,576	253,651

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	63

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-26 Class SA
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 04/25/2047	1.533%	5,915,423	327,419
CMO Series 2017-57 Class SD
-1.0 x 1-month USD LIBOR + 3.950% Cap 2.750% 08/25/2047	0.000%	6,212,884	146,598
CMO Series 2018-43 Class SE
-1.0 x 1-month USD LIBOR + 6.250% Cap 6.250% 09/25/2038	1.633%	4,567,435	332,233
CMO Series 2018-61 Class SA
1-month USD LIBOR + 6.200% Cap 6.200% 08/25/2048	1.583%	3,253,651	229,815
CMO Series 2019-35 Class SH
-1.0 x 1-month USD LIBOR + 6.150% Cap 6.150% 07/25/2049	1.533%	13,728,075	830,808
CMO Series 2019-39 Class SB
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 08/25/2049	1.483%	11,794,308	727,401
Federal National Mortgage Association(g)
CMO Series 2013-16 Class MI
03/25/2043	4.000%	4,047,266	457,020
CMO Series 2013-23 Class AI
03/25/2043	5.000%	4,940,588	874,922
CMO Series 2013-35 Class IB
04/25/2033	3.000%	6,159,108	609,077
CMO Series 2013-41 Class HI
02/25/2033	3.000%	7,120,221	495,741
CMO Series 2015-54 Class GI
07/25/2045	5.500%	19,271,497	3,385,981
CMO Series 2020-42 Class AI
06/25/2050	2.500%	19,395,742	2,157,683
CMO Series 2020-72 Class LI
12/25/2040	5.000%	5,774,466	1,160,061
CMO Series 2021-33 Class AI
05/25/2047	2.500%	35,917,174	4,367,984
CMO Series 385 Class 8
12/25/2037	5.500%	1,993,450	408,740
CMO Series 426 Class C58
03/25/2052	3.000%	39,930,639	6,468,125
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 427 Class C17
01/25/2035	3.000%	12,492,789	1,277,678
Federal National Mortgage Association(f),(g)
CMO Series 2021-24 Class IO
03/25/2059	1.157%	8,185,274	494,043
Federal National Mortgage Association REMICS
CMO Series 2012-105 Class Z
10/25/2042	3.500%	2,878,300	2,668,612
CMO Series 2013-18 Class ZA
03/25/2043	3.000%	3,740,055	3,377,179
CMO Series 2013-70 Class JZ
07/25/2043	3.000%	13,225,845	11,511,621
CMO Series 2018-11 Class BX
12/25/2047	4.000%	9,401,686	8,808,944
CMO Series 2019-70 Class CB
12/25/2049	3.500%	2,859,938	2,621,947
Federal National Mortgage Association REMICS(g)
CMO Series 2013-10 Class GI
02/25/2033	3.000%	8,671,912	771,133
CMO Series 2020-99 Class IB
05/25/2050	3.500%	8,007,477	1,377,459
CMO Series 2021-1 Class IB
02/25/2061	3.500%	14,544,681	2,614,549
CMO Series 2021-74 Class LI
11/25/2051	3.500%	22,734,990	4,416,576
CMO Series 2022-38 Class IH
07/25/2052	4.500%	2,777,777	686,644
CMO Series 2022-5 Class LI
02/25/2052	3.000%	31,519,025	4,112,476
Federal National Mortgage Association REMICS(b),(g)
CMO Series 2017-14 Class DS
-1.0 x 1-month USD LIBOR + 6.050% Cap 6.050% 03/25/2047	1.433%	9,319,585	890,853
CMO Series 3908 Class XS
-1.0 x 1-month USD LIBOR + 6.450% Cap 6.450% 06/15/2039	1.862%	9,489,383	827,760
Government National Mortgage Association
05/15/2040- 10/20/2048	5.000%	2,453,974	2,467,272
05/20/2041- 12/20/2052	4.500%	9,358,262	9,063,092
02/15/2042- 08/20/2052	4.000%	17,277,965	16,130,898
03/20/2046- 05/20/2050	3.500%	36,559,348	33,969,758

The accompanying Notes to Financial Statements are an integral part of this statement.
64	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
12/20/2046- 06/20/2052	3.000%	43,848,811	39,284,518
08/20/2051- 04/20/2052	2.500%	31,924,389	27,658,814
CMO Series 2005-45 Class ZA
06/16/2035	6.000%	1,583,317	1,673,610
CMO Series 2009-104 Class YD
11/20/2039	5.000%	1,399,494	1,393,939
CMO Series 2009-55 Class LX
07/20/2039	5.000%	1,728,176	1,731,232
CMO Series 2009-67 Class DB
08/20/2039	5.000%	1,912,569	1,899,802
CMO Series 2010-108 Class WL
04/16/2040	4.000%	1,906,547	1,835,929
CMO Series 2010-120 Class AY
09/20/2040	4.000%	1,757,616	1,709,294
CMO Series 2010-135 Class PE
10/16/2040	4.000%	3,850,915	3,761,062
CMO Series 2014-3 Class EP
02/16/2043	2.750%	5,533,126	5,103,881
CMO Series 2016-111 Class PB
08/20/2046	2.500%	1,097,000	823,562
CMO Series 2018-1 Class LZ
01/20/2048	3.000%	4,312,098	3,588,466
CMO Series 2018-115 Class DE
08/20/2048	3.500%	1,583,952	1,467,350
CMO Series 2018-147 Class BZ
10/20/2048	3.500%	3,991,427	3,776,794
CMO Series 2018-53 Class AL
11/20/2045	3.500%	733,755	695,515
Government National Mortgage Association(s)
08/20/2051	3.000%	29,693,124	26,656,017
Government National Mortgage Association(b)
1-year CMT + 1.138% 03/20/2066	5.897%	194,742	195,406
1-year CMT + 0.708% 04/20/2066	5.465%	312,083	312,520
CMO Series 2003-60 Class GS
-1.7 x 1-month USD LIBOR + 12.417% Cap 12.417% 05/16/2033	4.767%	16,255	15,802
CMO Series 2006-37 Class AS
-6.0 x 1-month USD LIBOR + 39.660% Cap 39.660% 07/20/2036	12.073%	548,644	640,866
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2010-H03 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 10.690% 03/20/2060	4.937%	373,934	372,801
CMO Series 2010-H26 Class LF
1-month USD LIBOR + 0.350% Floor 0.350%, Cap 13.898% 08/20/2058	4.742%	163,960	162,610
CMO Series 2011-114 Class KF
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 6.500% 03/20/2041	5.048%	50,829	50,786
CMO Series 2012-H20 Class BA
1-month USD LIBOR + 0.700% Floor 0.700%, Cap 10.500% 09/20/2062	4.952%	67,545	67,326
CMO Series 2012-H21 Class CF
1-month USD LIBOR + 0.700% Floor 0.700% 05/20/2061	4.839%	2,205	2,184
CMO Series 2012-H21 Class DF
1-month USD LIBOR + 0.650% Floor 0.650% 05/20/2061	4.839%	1,965	1,946
CMO Series 2012-H25 Class FA
1-month USD LIBOR + 0.700% Floor 0.700% 12/20/2061	4.700%	26,403	26,043
CMO Series 2013-115 Class EF
1-month USD LIBOR + 0.250% Floor 0.250%, Cap 6.500% 04/16/2028	4.840%	65,156	65,130
CMO Series 2013-H02 Class FD
1-month USD LIBOR + 0.340% Floor 0.340%, Cap 10.500% 12/20/2062	4.732%	107,039	106,304
CMO Series 2013-H05 Class FB
1-month USD LIBOR + 0.400% Floor 0.400% 02/20/2062	4.792%	1,892	1,854
CMO Series 2013-H08 Class BF
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 10.000% 03/20/2063	4.792%	820,109	813,097
CMO Series 2013-H14 Class FD
1-month USD LIBOR + 0.470% Floor 0.470%, Cap 11.000% 06/20/2063	4.862%	574,994	572,337

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	65

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2013-H17 Class FA
1-month USD LIBOR + 0.550% Floor 0.550%, Cap 11.000% 07/20/2063	4.942%	131,885	131,531
CMO Series 2013-H18 Class EA
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 10.190% 07/20/2063	4.892%	173,475	173,030
CMO Series 2013-H19 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2063	4.992%	886,732	885,010
CMO Series 2015-H26 Class FC
1-month USD LIBOR + 0.600% Floor 0.600%, Cap 11.000% 08/20/2065	4.992%	131,200	130,931
CMO Series 2017-H03 Class FB
1-month USD LIBOR + 0.650% Floor 0.650%, Cap 15.000% 06/20/2066	5.042%	2,102,343	2,097,783
CMO Series 2018-H04 Class FM
1-month USD LIBOR + 0.300% Floor 0.300%, Cap 11.000% 03/20/2068	4.692%	1,947,562	1,931,322
CMO Series 2019-H01 Class FL
1-month USD LIBOR + 0.450% Floor 0.450%, Cap 11.000% 12/20/2068	4.842%	425,512	421,665
CMO Series 2019-H10 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 05/20/2069	4.792%	1,693,605	1,674,241
CMO Series 2020-H13 Class FM
1-month USD LIBOR + 0.400% Floor 0.400%, Cap 11.000% 08/20/2070	4.792%	2,487,244	2,470,082
CMO Series 2022-H01 Class FE
1-month USD LIBOR + 0.500% Floor 0.500%, Cap 99.000% 01/20/2072	4.926%	11,544,708	11,377,058
CMO Series 2022-H09 Class EF
30-day Average SOFR + 0.450% Floor 0.450%, Cap 11.000% 04/20/2072	4.876%	6,382,506	6,331,292
CMO Series 2022-H09 Class GF
30-day Average SOFR + 0.700% Floor 0.700% 04/20/2072	4.393%	3,404,943	3,373,075
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-H22 Class FE
30-day Average SOFR + 1.040% Floor 1.040%, Cap 7.500% 09/20/2072	5.466%	2,888,802	2,861,096
Government National Mortgage Association(b),(g)
CMO Series 2010-31 Class ES
-1.0 x 1-month USD LIBOR + 5.000% Cap 5.000% 03/20/2040	0.402%	7,098,231	351,760
CMO Series 2011-13 Class S
1-month LIBID + 5.950% Cap 5.950% 01/16/2041	1.360%	4,778,962	284,019
CMO Series 2011-30 Class SB
1-month LIBID + 6.600% Cap 6.600% 02/20/2041	2.002%	2,343,708	198,522
CMO Series 2015-155 Class SA
-1.0 x 1-month USD LIBOR + 5.700% Cap 5.700% 10/20/2045	1.102%	2,994,038	237,204
CMO Series 2017-93 Class CS
-1.0 x 1-month USD LIBOR + 6.200% Cap 6.200% 06/20/2047	1.602%	9,222,197	978,273
CMO Series 2019-123 Class SP
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 10/20/2049	1.502%	12,489,520	741,169
CMO Series 2019-13 Class SA
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	1.502%	9,662,470	897,011
CMO Series 2019-6 Class SJ
-1.0 x 1-month USD LIBOR + 6.100% Cap 6.100% 01/20/2049	1.502%	7,850,320	497,458
CMO Series 2019-86 Class SG
-1.0 x 1-month USD LIBOR + 5.600% Cap 5.600% 07/20/2049	1.002%	4,315,655	239,053
Government National Mortgage Association(f)
CMO Series 2010-H17 Class XQ
07/20/2060	5.140%	1,230	1,001

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-H04 Class DA
12/20/2066	4.353%	457	445
Series 2003-72 Class Z
11/16/2045	5.377%	294,298	285,509
Government National Mortgage Association(f),(g)
CMO Series 2014-150 Class IO
07/16/2056	0.379%	11,074,164	180,253
CMO Series 2014-H05 Class AI
02/20/2064	1.272%	4,223,677	169,454
CMO Series 2014-H14 Class BI
06/20/2064	1.533%	4,872,578	186,751
CMO Series 2014-H15 Class HI
05/20/2064	1.426%	5,285,700	175,707
CMO Series 2014-H20 Class HI
10/20/2064	1.315%	1,912,189	104,757
CMO Series 2015-163 Class IO
12/16/2057	0.742%	1,612,872	46,845
CMO Series 2015-189 Class IG
01/16/2057	0.701%	7,931,792	214,683
CMO Series 2015-30 Class IO
07/16/2056	0.701%	2,523,022	70,763
CMO Series 2015-32 Class IO
09/16/2049	0.580%	3,833,623	73,207
CMO Series 2015-73 Class IO
11/16/2055	0.427%	1,499,942	22,753
CMO Series 2015-9 Class IO
02/16/2049	0.528%	6,809,548	114,706
CMO Series 2015-H22 Class BI
09/20/2065	1.677%	1,946,479	75,266
CMO Series 2016-72 Class IO
12/16/2055	0.771%	6,792,947	188,554
CMO Series 2020-32 Class IA
03/16/2047	3.953%	8,588,537	1,360,703
CMO Series 2021-33 Class IO
10/16/2062	0.840%	7,928,113	505,579
CMO Series 2021-40 Class IO
02/16/2063	0.824%	6,998,576	446,464
CMO Series 2021-H03 Class IO
04/20/2070	0.000%	15,695,788	63,772
CMO Series 2021-H08 Class IA
01/20/2068	0.008%	2,020,914	10,913
Government National Mortgage Association(g)
CMO Series 2016-88 Class PI
07/20/2046	4.000%	6,210,096	1,006,036
CMO Series 2017-101 Class AI
07/20/2047	4.000%	4,133,751	569,209
Residential Mortgage-Backed Securities - Agency(q) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-52 Class AI
04/20/2047	6.000%	3,128,812	521,158
CMO Series 2017-68 Class TI
05/20/2047	5.500%	1,257,705	199,658
CMO Series 2019-108 Class MI
07/20/2049	3.500%	8,126,561	1,146,338
CMO Series 2019-99 Class AI
08/16/2049	4.000%	5,329,302	1,152,540
CMO Series 2020-134 Class AI
09/20/2050	3.000%	10,270,337	1,396,881
CMO Series 2020-34 Class IO
12/20/2039	5.000%	8,976,514	1,763,922
Government National Mortgage Association TBA(c)
03/21/2053	2.500%	35,325,000	30,545,086
03/21/2053	3.500%	29,000,000	26,647,148
03/21/2053	4.500%	22,175,000	21,500,222
03/21/2053	5.500%	15,000,000	15,052,148
Seasoned Credit Risk Transfer Trust
CMO Series 2018-2 Class MV (FHLMC)
11/25/2057	3.500%	4,097,087	3,769,470
Uniform Mortgage-Backed Security TBA(c)
03/16/2038- 04/13/2053	2.500%	105,625,000	89,882,635
03/13/2053- 04/13/2053	2.000%	126,525,000	103,149,611
03/13/2053	3.000%	80,650,000	70,929,470
03/13/2053	3.500%	43,557,000	39,647,078
03/13/2053	4.000%	112,314,000	105,417,218
03/13/2053	4.500%	157,761,000	151,992,863
03/13/2053	5.000%	92,575,000	90,998,332
03/13/2053	5.500%	4,000,000	3,993,125
03/13/2053	6.000%	54,701,000	55,333,214
Total Residential Mortgage-Backed Securities - Agency (Cost $2,791,076,013)			2,613,018,344

Residential Mortgage-Backed Securities - Non-Agency(m) 4.6%

ACE Securities Corp. Home Equity Loan Trust(b)
CMO Series 2006-OP1 Class A2D
1-month USD LIBOR + 0.480% Floor 0.240% 04/25/2036	5.097%	7,547,281	6,820,611
Ajax Mortgage Loan Trust(a),(f)
CMO Series 2019-F Class A1
07/25/2059	2.860%	4,929,893	4,632,604
Angel Oak Mortgage Trust(a),(f)
CMO Series 2022-6 Class A1
07/25/2067	4.300%	17,775,977	16,781,867
Arroyo Mortgage Trust(a)
CMO Series 2022-1 Class A3
12/25/2056	3.650%	1,000,000	778,276

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	67

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banc of America Funding Trust
CMO Series 2006-3 Class 4A14
03/25/2036	6.000%	347,677	276,060
CMO Series 2006-3 Class 5A3
03/25/2036	5.500%	357,026	304,708
Banc of America Funding Trust(t)
CMO Series 2006-D Class 3A1
05/20/2036	3.553%	659,590	569,014
Banc of America Funding Trust(b)
CMO Series 2007-C Class 7A1
1-month USD LIBOR + 0.420% Floor 0.420% 05/20/2047	5.011%	1,502,440	1,317,807
Bayview MSR Opportunity Master Fund Trust(a),(b)
CMO Series 2022-2 Class AF
30-day Average SOFR + 0.850% 12/25/2051	5.334%	2,289,684	2,110,191
Bayview MSR Opportunity Master Fund Trust(a),(f)
Subordinated CMO Series 2021-5 Class B1
11/25/2051	3.488%	971,497	791,111
Subordinated CMO Series 2022-2 Class B3A
12/25/2051	3.411%	1,465,822	1,065,308
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-1A Class M2
1-month USD LIBOR + 2.700% Floor 2.700% 03/25/2029	7.317%	2,243,314	2,263,811
CMO Series 2021-3A Class M1C
30-day Average SOFR + 1.550% Floor 1.550% 09/25/2031	6.034%	2,200,000	2,087,964
CMO Series 2022-1 Class M1C
30-day Average SOFR + 3.700% Floor 3.700% 01/26/2032	8.193%	2,500,000	2,409,361
BRAVO Residential Funding Trust(a),(f)
CMO Series 2021-B Class A1
04/01/2069	2.115%	2,748,458	2,609,792
BVRT Financing Trust(a),(b),(d),(e)
CMO Series 2021-4F Class A
1-month USD LIBOR + 0.000% 09/14/2026	2.050%	2,947,442	2,941,547
Carrington Mortgage Loan Trust(b)
CMO Series 2006-NC3 Class A3
1-month USD LIBOR + 0.150% Floor 0.150%, Cap 12.500% 08/25/2036	4.767%	1,431,022	1,345,007
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-NC3 Class A4
1-month USD LIBOR + 0.240% Floor 0.240%, Cap 12.500% 08/25/2036	4.857%	9,300,000	7,551,722
Chase Mortgage Finance Corp.(a),(f)
Subordinated CMO Series 2019-1 Class B2
03/25/2050	3.899%	930,401	793,757
Subordinated Series 2016-SH1 Class M2
04/25/2045	3.750%	213,082	177,676
CIM Group(a),(f)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	6,575,133	5,725,990
CIM Trust(a),(f)
CMO Series 2019-J2 Class B1
10/25/2049	3.775%	828,192	733,980
CMO Series 2019-R5 Class M2
09/25/2059	3.250%	1,100,000	985,264
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	4,181,234	3,544,323
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	5,600,201	5,302,269
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	8,418,902	7,396,086
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	6,280,035	6,039,652
CIM Trust(a),(e),(f)
CMO Series 2023-R1 Class A1A
04/25/2062	5.400%	13,538,390	13,115,992
Citicorp Mortgage Securities Trust
CMO Series 2007-8 Class 1A3
09/25/2037	6.000%	238,323	232,176
Citigroup Mortgage Loan Trust(a),(f)
CMO Series 2022-A Class A1
09/25/2062	6.170%	2,306,008	2,252,683
Citigroup Mortgage Loan Trust, Inc.(a),(f)
Subordinated CMO Series 2021-J2 Class B3W
07/25/2051	2.772%	476,878	338,659
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-R01 Class 2M2
1-month USD LIBOR + 2.450% 07/25/2031	7.067%	214,380	214,960
CMO Series 2019-R02 Class 1M2
1-month USD LIBOR + 2.300% 08/25/2031	6.917%	49,299	49,299
CMO Series 2020-R02 Class 2M2
1-month USD LIBOR + 2.000% 01/25/2040	6.617%	274,234	274,588

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-SBT1 Class 1M2
1-month USD LIBOR + 3.650% 02/25/2040	8.267%	1,500,000	1,509,789
CMO Series 2020-SBT1 Class 2M2
1-month USD LIBOR + 3.650% 02/25/2040	8.267%	3,500,000	3,555,608
CMO Series 2022-R07 Class 1M2
30-day Average SOFR + 4.650% 06/25/2042	9.134%	2,700,000	2,844,987
CMO Series 2023-R01 Class 1M2
30-day Average SOFR + 3.750% 12/25/2042	8.234%	3,750,000	3,802,010
Subordinated CMO Series 2019-R05 Class 1B1
1-month USD LIBOR + 4.100% 07/25/2039	8.717%	1,664,291	1,707,171
Subordinated CMO Series 2020-R02 Class 2B1
1-month USD LIBOR + 3.000% 01/25/2040	7.617%	5,250,000	4,989,908
Subordinated CMO Series 2022-R02 Class 2B1
30-day Average SOFR + 4.500% 01/25/2042	8.984%	1,000,000	967,832
Subordinated CMO Series 2022-R04 Class 1B1
30-day Average SOFR + 5.250% 03/25/2042	9.734%	750,000	765,339
Countrywide Home Loan Mortgage Pass-Through Trust(f)
CMO Series 2007-HY5 Class 1A1
09/25/2047	4.034%	296,539	216,265
Credit Suisse Mortgage Capital Trust(a),(f)
CMO Series 2021-RP11 Class PT
10/25/2061	3.777%	7,916,533	6,019,096
Credit Suisse Mortgage Trust(a),(f)
CMO Series 2022-ATH2 Class A1
05/25/2067	4.570%	6,907,333	6,628,412
CMO Series 2022-ATH3 Class A3
08/25/2067	6.567%	1,638,054	1,608,067
CMO Series 2022-JR1 Class A1
10/25/2066	4.267%	5,378,719	5,125,338
Credit-Based Asset Servicing & Securitization LLC(f)
CMO Series 2007-CB1 Class AF3
01/25/2037	3.107%	3,439,232	1,092,945
CSMC Trust(a),(f)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	5,349,807	4,999,179
CMO Series 2020-RPL2 Class A12
02/25/2060	3.456%	3,514,862	3,464,501
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-RPL6 Class A1
03/25/2059	2.688%	2,593,768	2,503,442
CMO Series 2021-NQM6 Class A1
07/25/2066	1.174%	4,092,991	3,260,909
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	330,963	249,547
CSMCM Trust Certificates(a),(f)
CMO Series 2018-RPL4 Class CERT
07/25/2050	3.735%	1,521,747	1,344,599
Deephaven Residential Mortgage Trust(a),(f)
CMO Series 2021-4 Class M1
11/25/2066	3.257%	2,000,000	1,469,945
Domino’s Pizza Master Issuer LLC(a)
CMO Series 2015-1A Class A2II
10/25/2045	4.474%	1,875,000	1,804,502
Downey Savings & Loan Association Mortgage Loan Trust(b)
CMO Series 2005-AR6 Class 2A1A
1-month USD LIBOR + 0.580% Floor 0.290%, Cap 11.000% 10/19/2045	5.178%	1,136,941	946,156
CMO Series 2006-AR2 Class 2A1A
1-month USD LIBOR + 0.200% Floor 0.200% 10/19/2036	4.798%	1,841,913	1,257,341
Eagle Re Ltd.(a),(b)
CMO Series 2019-1 Class M1B
1-month USD LIBOR + 1.800% 04/25/2029	6.417%	493,283	493,283
CMO Series 2019-1 Class M2
1-month USD LIBOR + 3.300% 04/25/2029	7.917%	700,000	707,777
CMO Series 2021-2 Class M1C
30-day Average SOFR + 3.450% Floor 3.450% 04/25/2034	7.934%	1,500,000	1,517,048
Fannie Mae Connecticut Avenue Securities(b)
CMO Series 2015-C02 Class 1M2
1-month USD LIBOR + 4.000% Floor 4.000% 05/25/2025	8.617%	717,866	739,657
CMO Series 2015-C03 Class 1M2
1-month USD LIBOR + 5.000% Floor 5.000% 07/25/2025	9.617%	134,381	141,000
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-HQA2 Class M2
30-day Average SOFR + 6.000% 07/25/2042	10.484%	2,000,000	2,055,386

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	69

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
First Franklin Mortgage Loan Trust(b)
CMO Series 2006-FF18 Class A2D
1-month USD LIBOR + 0.210% Floor 0.210% 12/25/2037	4.827%	1,271,469	1,128,575
CMO Series 2007-FF2 Class A2B
1-month USD LIBOR + 0.100% Floor 0.100% 03/25/2037	4.717%	3,336,036	1,624,087
First Horizon Mortgage Pass-Through Trust(f)
CMO Series 2007-AR1 Class 1A1
05/25/2037	3.568%	197,636	85,006
Flagstar Mortgage Trust(a),(f)
Subordinated CMO Series 2018-5 Class B3
09/25/2048	4.463%	907,640	825,141
Subordinated CMO Series 2019-2 Class B1
12/25/2049	4.030%	871,820	781,973
Subordinated CMO Series 2019-2 Class B2
12/25/2049	4.030%	932,428	824,632
Freddie Mac STACR Remic Trust(a),(b)
CMO Series 2020-DNA2 Class B1
1-month USD LIBOR + 2.500% Floor 2.500% 02/25/2050	7.117%	2,700,000	2,589,527
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2020-DNA2 Class M2
1-month USD LIBOR + 1.850% 02/25/2050	6.467%	1,240,271	1,247,011
CMO Series 2020-HQA1 Class M2
1-month USD LIBOR + 1.900% 01/25/2050	6.517%	45,849	45,910
CMO Series 2020-HQA2 Class M2
1-month USD LIBOR + 3.100% 03/25/2050	7.717%	1,414,467	1,453,338
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.134%	1,195,976	1,188,058
CMO Series 2021-HQA1 Class B1
30-day Average SOFR + 3.000% 08/25/2033	7.484%	6,300,000	5,673,846
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	6.734%	11,700,000	11,431,212
CMO Series 2021-HQA3 Class M2
30-day Average SOFR + 2.100% 09/25/2041	6.584%	3,810,000	3,463,724
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-HQA4 Class M2
30-day Average SOFR + 2.350% 12/25/2041	6.834%	3,000,000	2,716,096
CMO Series 2022-DNA1 Class M2
30-day Average SOFR + 2.500% 01/25/2042	6.984%	2,000,000	1,870,788
CMO Series 2022-DNA3 Class M1B
30-day Average SOFR + 2.900% 04/25/2042	7.384%	3,940,000	3,928,304
CMO Series 2022-DNA5 Class M2
30-day Average SOFR + 6.750% 06/25/2042	11.234%	3,000,000	3,228,042
CMO Series 2022-HQA3 Class M2
30-day Average SOFR + 5.350% 08/25/2042	9.834%	2,000,000	2,008,750
Subordinated CMO Series 2021-DNA3 Class B1
30-day Average SOFR + 3.500% 10/25/2033	7.984%	2,025,000	1,945,370
Subordinated CMO Series 2021-DNA6 Class B1
30-day Average SOFR + 3.400% 10/25/2041	7.884%	2,000,000	1,915,838
Subordinated CMO Series 2021-DNA7 Class M2
30-day Average SOFR + 1.800% 11/25/2041	6.110%	960,000	918,388
Subordinated CMO Series 2021-HQA3 Class B1
30-day Average SOFR + 3.350% 09/25/2041	7.834%	1,120,000	1,016,905
Subordinated CMO Series 2021-HQA4 Class B1
30-day Average SOFR + 3.750% 12/25/2041	8.234%	6,000,000	5,455,454
Subordinated CMO Series 2022-DNA1 Class B1
30-day Average SOFR + 3.400% 01/25/2042	7.884%	3,000,000	2,811,278
Subordinated CMO Series 2022-DNA6 Class M2
30-day Average SOFR + 5.750% 09/25/2042	10.234%	6,000,000	6,252,452

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2020-HQA5 Class M2
30-day Average SOFR + 2.600% 11/25/2050	7.084%	5,056,060	5,121,392
CMO Series 2021-DNA2 Class M2
30-day Average SOFR + 2.300% 08/25/2033	6.784%	1,000,000	1,002,218
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	8.484%	1,805,000	1,818,809
Subordinated CMO Series 2021-DNA7 Class B1
30-day Average SOFR + 3.650% 11/25/2041	7.960%	710,000	675,319
Galton Funding Mortgage Trust(a),(f)
CMO Series 2019-1 Class B1
02/25/2059	4.250%	1,602,575	1,467,943
CMO Series 2019-1 Class B2
02/25/2059	4.500%	899,967	835,517
Subordinated CMO Series 2018-2 Class B2
10/25/2058	4.750%	470,952	442,745
GCAT LLC(a),(f)
CMO Series 2021-1 Class A1
11/25/2049	2.487%	6,505,198	5,866,240
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	7.210%	1,000,000	960,792
GS Mortgage-Backed Securities Corp. Trust(a),(f)
CMO Series 2019-PJ3 Class A1
03/25/2050	3.500%	21,901	20,058
GS Mortgage-Backed Securities Trust(a),(f)
Subordinated CMO Series 2021-GR3 Class B3
04/25/2052	3.392%	1,003,363	750,399
GSAMP Trust(b)
CMO Series 2004-OPT Class M1
1-month USD LIBOR + 0.870% Floor 0.580% 11/25/2034	5.487%	954,196	911,959
GSR Mortgage Loan Trust(f)
CMO Series 2006-AR2 Class 2A1
04/25/2036	3.465%	992,228	681,834
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month USD LIBOR + 0.200% Floor 0.200% 11/19/2036	4.798%	5,654,355	4,525,476
HSI Asset Securitization Corp. Trust(b)
CMO Series 2006-OPT1 Class M1
1-month USD LIBOR + 0.540% Floor 0.360% 12/25/2035	5.046%	1,175,439	1,163,304
JPMorgan Alternative Loan Trust(b)
CMO Series 2007-S1 Class A1
1-month USD LIBOR + 0.560% Floor 0.280%, Cap 11.500% 04/25/2047	5.177%	2,463,761	2,318,010
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2007-CH5 Class A5
1-month USD LIBOR + 0.260% Floor 0.260% 06/25/2037	4.877%	641,610	637,809
JPMorgan Mortgage Trust(a),(f)
CMO Series 2018-5 Class A13
10/25/2048	3.500%	905,094	775,309
CMO Series 2018-6 Class 1A10
12/25/2048	3.500%	143,497	126,835
CMO Series 2019-1 Class A3
05/25/2049	4.000%	286,295	265,234
CMO Series 2019-2 Class A3
08/25/2049	4.000%	89,777	84,360
CMO Series 2019-5 Class A3
11/25/2049	4.000%	216,232	201,391
CMO Series 2019-8 Class A15
03/25/2050	3.500%	148,588	132,030
CMO Series 2019-9 Class B2A
05/25/2050	3.418%	1,408,121	1,135,872
CMO Series 2019-HYB1 Class B1
10/25/2049	4.414%	949,876	882,039
CMO Series 2019-INV2 Class A3
02/25/2050	3.500%	138,371	124,896
CMO Series 2019-LTV2 Class A18
12/25/2049	4.000%	7,789	7,685
CMO Series 2019-LTV3 Class B3
03/25/2050	4.394%	1,582,356	1,335,572
CMO Series 2020-1 Class A15
06/25/2050	3.500%	449,972	396,191
CMO Series 2020-2 Class A15
07/25/2050	3.500%	300,256	269,809
CMO Series 2020-5 Class A15
12/25/2050	3.000%	211,138	179,521

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	71

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-5 Class B1
12/25/2050	3.582%	943,476	812,653
CMO Series 2021-13 Class A3
04/25/2052	2.500%	10,201,936	8,272,734
Subordinated CMO Series 2017-1 Class B4
01/25/2047	3.449%	412,170	348,075
Subordinated CMO Series 2017-3 Class B1
08/25/2047	3.753%	1,242,669	1,128,976
Subordinated CMO Series 2017-6 Class B2
12/25/2048	3.781%	531,927	465,120
Subordinated CMO Series 2018-8 Class B1
01/25/2049	4.051%	1,087,349	983,044
Subordinated CMO Series 2018-8 Class B2
01/25/2049	4.051%	906,124	766,340
Subordinated CMO Series 2019-2 Class B2
08/25/2049	4.478%	2,124,018	1,972,817
Subordinated CMO Series 2019-6 Class B1
12/25/2049	4.236%	931,699	853,556
Subordinated CMO Series 2019-8 Class B3A
03/25/2050	3.417%	1,867,440	1,526,564
Subordinated CMO Series 2019-LTV1 Class B2
06/25/2049	4.544%	1,639,728	1,520,160
Subordinated CMO Series 2019-LTV2 Class B2
12/25/2049	4.698%	1,119,575	1,038,522
Subordinated CMO Series 2019-LTV2 Class B3
12/25/2049	4.698%	932,979	852,656
Subordinated CMO Series 2020-8 Class B2
03/25/2051	3.515%	1,878,445	1,541,447
Subordinated CMO Series 2022-LTV2 Class A1
11/25/2052	3.308%	1,576,861	1,229,655
JPMorgan Mortgage Trust(a),(b)
CMO Series 2018-7FRB Class A1
1-month USD LIBOR + 0.750% 04/25/2046	5.151%	598,051	569,552
JPMorgan Trust(a),(f)
Subordinated CMO Series 2015-3 Class B3
05/25/2045	3.605%	437,504	396,598
Legacy Mortgage Asset Trust(a),(f)
CMO Series 2019-PR1 Class A1
09/25/2059	3.858%	6,869,410	6,685,371
CMO Series 2020-GS1 Class A1
10/25/2059	2.882%	3,199,182	3,050,044
CMO Series 2020-GS2 Class A1
03/25/2060	2.750%	11,721,406	11,695,782
CMO Series 2020-SL1 Class A
01/25/2060	2.734%	530,156	519,128
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-GS1 Class A1
10/25/2066	1.892%	1,013,516	922,595
CMO Series 2021-SL1 Class A
09/25/2060	1.991%	842,357	829,110
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	277,886	249,019
Lehman XS Trust(b)
CMO Series 2005-5N Class 3A1A
1-month USD LIBOR + 0.300% Floor 0.300% 11/25/2035	4.917%	426,023	413,076
CMO Series 2006-2N Class 1A1
1-month USD LIBOR + 0.520% Floor 0.260% 02/25/2046	5.137%	1,129,129	978,250
Loan Revolving Advance Investment Trust(a),(b),(d),(e)
CMO Series 2021-2 Class A1X
1-month USD LIBOR + 2.750% Floor 2.750% 06/30/2023	7.328%	78,832	78,832
loanDepot GMSR Master Trust(a),(b)
Series 2018-GT1 Class A
1-month USD LIBOR + 2.800% Floor 2.800% 10/16/2023	7.390%	1,300,000	1,106,682
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month USD LIBOR + 0.150% Floor 0.150% 11/25/2036	4.917%	3,729,105	2,638,678
CMO Series 2006-11 Class 2A2
1-month USD LIBOR + 0.100% Floor 0.100% 12/25/2036	4.717%	29,818,445	11,089,856
MASTR Alternative Loan Trust
CMO Series 2004-12 Class 4A1
12/25/2034	5.500%	357,162	345,201
Mello Mortgage Capital Acceptance Trust(a),(f)
Subordinated CMO Series 2021-INV1 Class B3
06/25/2051	2.971%	1,961,524	1,390,802
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-1 Class A2D
1-month USD LIBOR + 0.340% Floor 0.340% 04/25/2037	5.297%	16,292,823	6,452,761
MortgageIT Trust(b)
CMO Series 2005-5 Class A1
1-month USD LIBOR + 0.520% Floor 0.260%, Cap 11.500% 12/25/2035	5.026%	480,030	451,606

The accompanying Notes to Financial Statements are an integral part of this statement.
72	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a),(b)
CMO Series 2018-4A Class A1S
1-month USD LIBOR + 0.750% Floor 0.750% 01/25/2048	5.367%	1,005,267	982,876
Oaktown Re II Ltd.(a),(b)
CMO Series 2018-1A Class M1
1-month USD LIBOR + 1.550% 07/25/2028	6.167%	247,864	247,586
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1A
30-day Average SOFR + 1.650% Floor 1.650% 10/25/2033	6.134%	292,716	292,239
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	6.534%	915,000	911,035
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	7.484%	2,250,000	2,184,015
Oaktown Re VII Ltd.(a),(b)
CMO Series 2021-2 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 04/25/2034	6.844%	2,200,000	2,171,510
CMO Series 2021-2 Class M1C
30-day Average SOFR + 3.350% Floor 3.350% 04/25/2034	7.294%	2,000,000	1,908,231
OBX Trust(a),(f)
CMO Series 2019-EXP1 Class 1A3
01/25/2059	4.000%	54,695	52,452
CMO Series 2019-INV2 Class A25
05/27/2049	4.000%	93,626	86,890
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates(b)
CMO Series 2005-4 Class M2
1-month USD LIBOR + 0.750% Floor 0.500% 11/25/2035	5.256%	11,526,000	11,084,148
Preston Ridge Partners Mortgage Trust(a),(f)
CMO Series 2022-4 Class A1
08/25/2027	5.000%	3,153,147	3,019,363
Pretium Mortgage Credit Partners LLC(a),(f)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	6,423,998	5,818,995
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%		8,350,564	7,751,555
CMO Series 2022-RN2 Class A2
06/25/2052	6.500%		13,780,000	12,482,019
CMO Series 2022-RN3 Class A1
08/25/2052	5.000%		10,195,392	9,393,841
Radnor RE Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 12/27/2033	7.184%		3,000,000	2,884,353
RALI Trust(f)
CMO Series 2005-QA4 Class A41
04/25/2035	3.853%		33,014	31,992
RALI Trust(f),(g)
CMO Series 2006-QS18 Class 1AV
12/25/2036	0.467%		20,532,875	250,988
CMO Series 2007-QS1 Class 2AV
01/25/2037	0.169%		22,295,189	124,322
Rathlin Residential(a),(b)
CMO Series 2021-1A Class A
1-month EURIBOR + 2.000% 09/27/2075	3.894%	EUR	2,784,861	2,814,043
RFMSI Trust(f)
CMO Series 2005-SA5 Class 1A
11/25/2035	3.577%		597,122	354,142
CMO Series 2006-SA4 Class 2A1
11/25/2036	5.158%		156,053	128,514
Seasoned Credit Risk Transfer Trust(f)
CMO Series 2017-3SC Class HT (FHLMC)
07/25/2056	3.250%		17,312,768	15,498,380
Seasoned Credit Risk Transfer Trust
CMO Series 2017-4 Class M45T
06/25/2057	4.500%		368,799	352,725
CMO Series 2018-2 Class HT (FHLMC)
11/25/2057	3.000%		275,953	242,675
CMO Series 2018-3 Class HT (FHLMC)
08/25/2057	3.000%		300,948	263,652
CMO Series 2018-4 Class HT (FHLMC)
03/25/2058	3.000%		250,863	219,652
CMO Series 2019-1 Class HT (FHLMC)
07/25/2058	3.000%		1,017,036	894,060
CMO Series 2019-2 Class HT (FHLMC)
08/25/2058	3.000%		189,093	166,349
CMO Series 2019-3 Class HT (FHLMC)
10/25/2058	3.000%		61,847	54,413

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	73

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Sequoia Mortgage Trust(a),(f)
CMO Series 2019-4 Class A19
11/25/2049	3.500%	152,960	133,001
CMO Series 2019-CH2 Class A1
08/25/2049	4.500%	37,195	36,311
CMO Series 2021-5 Class A19
07/25/2051	2.500%	673,041	526,181
Subordinated CMO Series 2015-1 Class B1
01/25/2045	3.913%	312,282	292,794
Subordinated CMO Series 2018-6 Class B1
07/25/2048	4.168%	1,111,615	985,737
Subordinated CMO Series 2019-2 Class B2
06/25/2049	4.260%	1,797,366	1,599,742
Subordinated CMO Series 2020-3 Class B2
04/25/2050	3.325%	993,218	800,799
Structured Adjustable Rate Mortgage Loan Trust(f)
CMO Series 2004-20 Class 1A2
01/25/2035	4.484%	360,451	340,052
CMO Series 2006-5 Class 1A1
06/25/2036	3.597%	657,383	589,056
Texas Capital Bank NA(a),(b)
CMO Series 2021 Class NOTE
3-month USD LIBOR + 4.500% 09/30/2024	9.254%	7,340,000	7,130,194
Toorak Mortgage Corp., Ltd.(a),(f)
CMO Series 2022-INV2 Class A1
06/25/2057	4.350%	6,052,770	5,798,480
Towd Point HE Trust(a)
CMO Series 2023-1 Class A1A
02/25/2063	6.875%	1,180,000	1,180,977
Verus Securitization Trust(a),(f)
CMO Series 2022-INV1 Class A3
08/25/2067	5.830%	1,927,534	1,874,469
WaMu Asset-Backed Certificates Trust(b)
CMO Series 2007-HE1 Class 2A3
1-month USD LIBOR + 0.150% Floor 0.150% 01/25/2037	4.767%	3,336,176	1,514,975
WaMu Mortgage Pass-Through Certificates Trust(f)
CMO Series 2003-AR8 Class A
08/25/2033	4.171%	222,999	210,587
CMO Series 2004-AR4 Class A6
06/25/2034	3.470%	1,666,021	1,556,592
CMO Series 2004-AR7 Class A6
07/25/2034	3.495%	793,816	738,119
CMO Series 2007-HY1 Class 3A3
02/25/2037	3.715%	2,334,310	2,093,275
Residential Mortgage-Backed Securities - Non-Agency(m) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2007-HY3 Class 1A1
03/25/2037	3.052%	401,545	312,947
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR11 Class A1A
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 10.500% 08/25/2045	5.257%	572,141	545,886
CMO Series 2005-AR17 Class A1A1
1-month USD LIBOR + 0.540% Floor 0.270%, Cap 10.500% 12/25/2045	5.157%	2,021,385	1,792,016
CMO Series 2005-AR2 Class 2A1A
1-month USD LIBOR + 0.620% Floor 0.310%, Cap 10.500% 01/25/2045	5.237%	508,828	490,435
CMO Series 2005-AR8 Class 2A1A
1-month USD LIBOR + 0.580% Floor 0.290%, Cap 10.500% 07/25/2045	5.197%	1,841,981	1,693,808
CMO Series 2005-AR9 Class A1A
1-month USD LIBOR + 0.640% Floor 0.320%, Cap 10.500% 07/25/2045	5.257%	453,799	416,806
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	4.078%	1,155,557	1,002,244
CMO Series 2006-AR5 Class A12A
1-year MTA + 0.980% Floor 0.980% 06/25/2046	4.118%	328,116	304,299
CMO Series 2007-OC2 Class A3
1-month USD LIBOR + 0.310% Floor 0.310% 06/25/2037	5.237%	1,750,894	1,556,375
Wells Fargo Mortgage-Backed Securities Trust(a),(f)
CMO Series 2019-1 Class A1
11/25/2048	3.940%	45,048	42,896
Subordinated CMO Series 2018-1 Class B3
07/25/2047	3.664%	1,071,132	884,057
Subordinated CMO Series 2020-1 Class B3
12/25/2049	3.368%	1,900,025	1,535,126
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $502,873,328)			466,987,940

The accompanying Notes to Financial Statements are an integral part of this statement.
74	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans 0.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(r),(u)
Tranche 1 Term Loan
1-month Term SOFR + 3.250% 08/10/2028	7.825%	822,938	820,371
Airlines 0.0%
United AirLines, Inc.(b),(u)
Tranche B Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 04/21/2028	8.568%	1,082,338	1,078,961
Automotive 0.0%
Clarios Global LP(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.250% 04/30/2026	7.885%	836,524	831,430
Brokerage/Asset Managers/Exchanges 0.0%
Deerfield Dakota Holdings LLC(b),(u)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	8.368%	720,125	689,742
Cable and Satellite 0.1%
Charter Communications Operating LLC(b),(u)
Tranche B2 Term Loan
1-month Term SOFR + 1.750% 02/01/2027	6.368%	242,481	240,178
CSC Holdings LLC(b),(u)
Term Loan
3-month USD LIBOR + 2.500% 04/15/2027	7.088%	2,700,668	2,427,225
CSC Holdings LLC(b),(r),(u)
Term Loan
1-month Term SOFR + 4.500% 01/17/2028	9.063%	1,937,273	1,811,350
DirectTV Financing LLC(b),(u)
Term Loan
1-month USD LIBOR + 5.000% Floor 0.750% 08/02/2027	9.635%	1,286,875	1,250,173
Virgin Media Bristol LLC(b),(u)
Tranche N Term Loan
3-month USD LIBOR + 2.500% 01/31/2028	7.088%	1,250,000	1,224,550
Total			6,953,476
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.0%
Amentum Government Services Holdings LLC(b),(u)
Tranche 1 1st Lien Term Loan
1-month USD LIBOR + 4.000% 01/29/2027	8.519%	310,489	306,478
Arches Buyer, Inc.(b),(u)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	7.968%	72,622	68,265
Pre-Paid Legal Services, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 12/15/2028	8.385%	503,970	495,780
Prime Security Services Borrower LLC(b),(u)
Tranche B1 1st Lien Term Loan
1-month USD LIBOR + 2.750% Floor 0.750% 09/23/2026	7.517%	450,848	449,721
Safe Fleet Holdings LLC(b),(u)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 02/23/2029	8.411%	169,371	165,313
Spin Holdco, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 03/04/2028	8.765%	729,272	612,486
TruGreen LP(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 11/02/2027	8.635%	287,518	263,079
Total			2,361,122
Consumer Products 0.0%
Acuity Specialty Products, Inc.(b),(u)
1st Lien Term Loan
3-month USD LIBOR + 4.000% Floor 1.000% 08/12/2024	8.730%	279,128	219,116
Osmosis Buyer Ltd.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.500% 07/31/2028	8.315%	342,833	329,243
Total			548,359

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	75

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.0%
Avolon Borrower 1 LLC(b),(u)
Tranche B3 Term Loan
3-month USD LIBOR + 1.750% Floor 0.750% 01/15/2025	6.348%	175,812	175,538
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2027	6.848%	1,969,849	1,967,998
Total			2,143,536
Food and Beverage 0.0%
Hostess Brands LLC(b),(u)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 2.250% Floor 0.750% 08/03/2025	7.075%	436,237	435,103
Naked Juice LLC(b),(u)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 01/24/2029	7.930%	1,556,814	1,411,516
2nd Lien Term Loan
1-month Term SOFR + 6.000% Floor 0.500% 01/24/2030	10.680%	76,405	58,068
Total			1,904,687
Gaming 0.0%
Fertitta Entertainment LLC(b),(u)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 01/27/2029	8.618%	543,668	528,380
Light and Wonder International, Inc.(b),(u)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 04/14/2029	7.662%	456,496	454,213
Total			982,593
Health Care 0.1%
Avantor Funding, Inc.(b),(u)
Tranche B5 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 11/08/2027	6.885%	781,113	779,378
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Bausch & Lomb Corp.(b),(u)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	7.842%	219,018	213,935
Gainwell Acquisition Corp.(b),(u)
Tranche B 1st Lien Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 10/01/2027	8.730%	742,424	714,769
ICON PLC(b),(u)
Term Loan
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	376,205	375,596
3-month USD LIBOR + 2.250% 07/03/2028	7.000%	93,732	93,580
Medline Borrower LP(b),(u)
Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 10/23/2028	7.885%	496,250	478,052
Total			2,655,310
Independent Energy 0.0%
Ascent Resources Utica Holdings(b),(u)
2nd Lien Term Loan
1-month USD LIBOR + 10.000% Floor 1.000% 11/01/2025	10.000%	287,000	304,220
Leisure 0.0%
Crown Finance US, Inc.(b),(r),(u),(v)
Debtor in Possession Term Loan
1-month Term SOFR + 10.000% Floor 1.000% 09/07/2023	14.664%	829,533	844,258
Formula One Management Ltd.(b),(r),(u)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/15/2030	7.868%	52,090	52,181
William Morris Endeavor Entertainment LLC(b),(u)
Tranche B1 1st Lien Term Loan
3-month USD LIBOR + 2.750% 05/18/2025	7.390%	90,054	89,523
Total			985,962

The accompanying Notes to Financial Statements are an integral part of this statement.
76	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.0%
Diamond Sports Group LLC(b),(u)
1st Lien Term Loan
1-month Term SOFR + 8.000% Floor 1.000% 05/25/2026	12.775%	331,326	308,687
2nd Lien Term Loan
1-month Term SOFR + 3.250% 08/24/2026	8.025%	5,285,834	598,779
Total			907,466
Other Financial Institutions 0.0%
Trans Union LLC(b),(u)
Tranche B5 Term Loan
3-month USD LIBOR + 1.750% 11/16/2026	6.385%	621,512	616,720
Tranche B6 Term Loan
1-month USD LIBOR + 2.250% Floor 0.500% 12/01/2028	6.885%	254,231	252,556
Total			869,276
Other Industry 0.0%
Adtalem Global Education, Inc.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 4.000% Floor 0.750% 08/12/2028	8.635%	432,404	431,245
Artera Services LLC(b),(u)
1st Lien Term Loan
3-month USD LIBOR + 3.250% Floor 1.000% 03/06/2025	7.980%	449,104	374,041
Total			805,286
Packaging 0.0%
Berry Global, Inc.(b),(u)
Tranche Z Term Loan
1-month USD LIBOR + 1.750% 07/01/2026	6.325%	2,213,651	2,206,346
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 1.750% 08/01/2027	6.316%	1,861,644	1,821,749
Grifols Worldwide Operations Ltd.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 2.000% 11/15/2027	6.635%	1,353,536	1,318,006
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Horizon Therapeutics USA, Inc.(b),(u)
Tranche B2 Term Loan
1-month USD LIBOR + 1.750% Floor 0.500% 03/15/2028	6.375%	1,053,707	1,052,305
Jazz Pharmaceuticals PLC(b),(u)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 05/05/2028	8.135%	1,207,379	1,205,013
Organon & Co.(b),(u)
Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 06/02/2028	7.750%	3,304,759	3,263,449
Total			8,660,522
Property & Casualty 0.1%
Acrisure LLC(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.500% 02/15/2027	8.135%	907,952	866,122
AmWINS Group, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 2.250% Floor 0.750% 02/19/2028	6.885%	2,445,037	2,403,178
Asurion LLC(b),(u)
Tranche B7 Term Loan
3-month USD LIBOR + 3.000% 11/03/2024	7.635%	338,033	336,644
Total			3,605,944
Restaurants 0.0%
1011778 BC ULC(b),(u)
Tranche B4 Term Loan
3-month USD LIBOR + 1.750% 11/19/2026	6.385%	545,013	539,661
KFC Holding Co./Yum! Brands(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 1.750% 03/15/2028	6.348%	367,252	364,957
Total			904,618
Retailers 0.0%
Michaels Companies, Inc. (The)(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 4.250% Floor 0.750% 04/15/2028	8.980%	1,970,000	1,800,087

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	77

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.1%
athenahealth Group, Inc.(b),(r),(u),(w)
Delayed Draw Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	3.500%	188,947	174,304
athenahealth Group, Inc.(b),(u)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/15/2029	8.061%	1,541,934	1,422,434
Central Parent, Inc.(b),(u)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 07/06/2029	9.080%	482,176	480,319
Coherent Corp.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 2.750% Floor 0.500% 07/02/2029	7.385%	140,001	139,126
CommScope, Inc.(b),(u)
Term Loan
3-month USD LIBOR + 3.250% 04/06/2026	7.885%	1,707,859	1,655,769
DTI Holdco, Inc.(b),(u)
1st Lien Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 04/26/2029	9.426%	87,741	81,709
Entegris, Inc.(b),(u)
Tranche B Term Loan
1-month Term SOFR + 3.000% 07/06/2029	7.588%	450,000	450,468
Ingram Micro, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 3.500% Floor 0.500% 06/30/2028	8.230%	197,387	196,153
Open Text Corp.(b),(r),(u)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 08/27/2029	8.218%	179,945	179,580
Oracle Corp.(b),(u)
Tranche 1 Term Loan
1-month Term SOFR + 1.600% 08/16/2027	6.147%	2,505,973	2,480,913
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Peraton Corp.(b),(u)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.750% Floor 0.750% 02/01/2028	8.385%	2,604,220	2,576,147
Project Alpha Intermediate Holding, Inc.(b),(u)
Term Loan
1-month USD LIBOR + 4.000% 04/26/2024	8.640%	283,553	282,742
Proofpoint, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.250% Floor 0.500% 08/31/2028	8.203%	159,847	155,141
RealPage, Inc.(b),(u)
1st Lien Term Loan
1-month USD LIBOR + 3.000% Floor 0.500% 04/24/2028	7.635%	134,320	129,921
Total			10,404,726
Wireless 0.1%
Digicel International Finance Ltd.(b),(u)
Tranche B 1st Lien Term Loan
3-month USD LIBOR + 3.250% 05/27/2024	7.885%	2,725,574	2,337,862
SBA Senior Finance II LLC(b),(u)
Term Loan
3-month USD LIBOR + 1.750% 04/11/2025	6.410%	711,475	709,995
Total			3,047,857
Wirelines 0.0%
Frontier Communications Corp.(b),(u)
Tranche B Term Loan
1-month USD LIBOR + 3.750% Floor 0.750% 05/01/2028	8.500%	209,867	204,784
Telenet Financing USD LLC(b),(u)
Tranche AR Term Loan
6-month USD LIBOR + 2.000% 04/30/2028	6.588%	750,000	732,188

The accompanying Notes to Financial Statements are an integral part of this statement.
78	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group Holdings, Inc.(b),(u)
Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 03/09/2027	8.868%	305,028	258,782
1-month USD LIBOR + 3.000% 03/09/2027	7.635%	1,613,487	1,338,613
Total			2,534,367
Total Senior Loans (Cost $60,096,776)			58,006,264

Treasury Bills 1.7%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 1.7%
U.S. Treasury Bills
03/14/2023	4.540%	14,500,000	14,474,771
03/16/2023	4.260%	4,000,000	3,992,548
04/18/2023	4.740%	15,000,000	14,905,205
07/27/2023	4.870%	12,050,000	11,815,255
08/03/2023	4.910%	5,202,000	5,095,051
08/10/2023	4.950%	25,650,000	25,095,705
U.S. Treasury Bills(s)
05/18/2023	4.700%	102,290,000	101,258,892
Total			176,637,427
Total Treasury Bills (Cost $177,049,494)			176,637,427

U.S. Government & Agency Obligations 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(i)
STRIPS
05/15/2030	0.000%	295,000	215,931
Residual Funding Corp.(i)
STRIPS
01/15/2030	0.000%	7,351,000	5,406,752
04/15/2030	0.000%	425,000	309,176
Resolution Funding Corp.(i)
STRIPS
04/15/2030	0.000%	3,000,000	2,194,430
Tennessee Valley Authority Principal STRIP(i)
09/15/2024	0.000%	445,000	408,014
Total U.S. Government & Agency Obligations (Cost $9,314,653)			8,534,303

U.S. Treasury Obligations 13.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
01/15/2024	0.125%	20,000,000	19,149,219
01/31/2025	4.125%	60,720,000	59,932,537
02/28/2025	4.625%	131,346,000	130,925,283
02/15/2026	4.000%	83,704,000	82,546,531
12/31/2027	3.875%	102,120,000	100,628,091
01/31/2028	3.500%	25,289,000	24,520,452
02/29/2028	4.000%	170,465,000	169,213,148
03/31/2028	1.250%	2,775,000	2,405,795
02/28/2030	4.000%	1,318,000	1,312,852
11/15/2032	4.125%	16,287,000	16,551,664
02/15/2033	3.500%	41,966,300	40,589,281
11/15/2040	1.375%	31,900,000	20,959,297
08/15/2041	1.750%	63,675,000	44,134,734
11/15/2041	2.000%	242,979,000	175,514,362
02/15/2042	2.375%	86,590,000	66,606,652
05/15/2042	3.250%	55,630,000	49,189,089
11/15/2042	2.750%	32,165,000	26,134,062
11/15/2042	4.000%	280,000	276,150
02/15/2043	3.875%	71,949,900	69,847,614
05/15/2043	2.875%	335,000	277,055
08/15/2047	2.750%	16,000,000	12,727,500
02/15/2049	3.000%	23,060,000	19,301,941
08/15/2049	2.250%	9,030,000	6,479,025
11/15/2049	2.375%	9,395,000	6,933,216
05/15/2050	1.250%	40,235,000	22,330,425
11/15/2050	1.625%	31,720,000	19,453,281
11/15/2051	1.875%	880,000	572,825
08/15/2052	3.000%	13,040,000	10,978,050
11/15/2052	4.000%	34,664,100	35,303,219
02/15/2053	3.500%	61,970,000	59,036,108
U.S. Treasury(s)
05/15/2041	2.250%	100,850,000	76,630,242
08/15/2043	3.625%	6,850,000	6,376,922
05/15/2045	3.000%	10,035,000	8,379,225
U.S. Treasury(i)
STRIPS
11/15/2038	0.000%	2,860,000	1,481,726
02/15/2039	0.000%	2,670,000	1,367,853
05/15/2039	0.000%	4,595,000	2,329,629
11/15/2039	0.000%	7,400,000	3,677,164
02/15/2040	0.000%	5,735,000	2,812,838
11/15/2040	0.000%	3,590,000	1,709,878
02/15/2041	0.000%	5,100,000	2,396,602
05/15/2041	0.000%	250,000	116,543
08/15/2041	0.000%	4,455,000	2,055,913
11/15/2041	0.000%	3,500,000	1,597,832
05/15/2042	0.000%	400,000	178,250
08/15/2042	0.000%	5,510,000	2,428,059
11/15/2043	0.000%	9,279,000	3,890,656
02/15/2044	0.000%	980,000	405,896
08/15/2044	0.000%	1,255,000	508,765
02/15/2045	0.000%	8,770,000	3,580,969
02/15/2045	0.000%	695,000	276,507

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	79

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(i),(s)
STRIPS
05/15/2043	0.000%	18,965,000	8,099,388
Total U.S. Treasury Obligations (Cost $1,599,277,280)			1,424,130,315

Money Market Funds 8.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(x),(y)	913,219,011	912,853,723
Total Money Market Funds (Cost $912,873,181)		912,853,723
Total Investments in Securities (Cost: $12,027,158,366)		11,096,634,935
Other Assets & Liabilities, Net		(890,444,209)
Net Assets		10,206,190,726
At February 28, 2023, securities and/or cash totaling $57,953,214 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
572,247 EUR	623,022 USD	Morgan Stanley	03/17/2023	17,176	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	214	06/2023	USD	26,796,813	—	(137,669)
U.S. Long Bond	401	06/2023	USD	50,212,719	—	(205,641)
U.S. Treasury 10-Year Note	168	06/2023	USD	18,758,250	—	(37,192)
U.S. Treasury 10-Year Note	804	06/2023	USD	89,771,625	—	(227,789)
U.S. Treasury 10-Year Note	1,965	06/2023	USD	219,404,531	—	(370,681)
U.S. Treasury 2-Year Note	423	06/2023	USD	86,176,336	—	(152,767)
U.S. Treasury 2-Year Note	2,513	06/2023	USD	511,964,850	—	(1,438,549)
U.S. Treasury 2-Year Note	3,491	06/2023	USD	711,209,428	—	(1,966,206)
U.S. Treasury 5-Year Note	757	06/2023	USD	81,040,399	—	(413,708)
U.S. Treasury 5-Year Note	2,074	06/2023	USD	222,031,423	—	(598,442)
U.S. Treasury Ultra 10-Year Note	640	06/2023	USD	75,000,000	—	(107,098)
U.S. Treasury Ultra Bond	373	06/2023	USD	50,378,313	—	(154,344)
U.S. Treasury Ultra Bond	819	06/2023	USD	110,616,188	—	(656,237)
U.S. Treasury Ultra Bond	762	06/2023	USD	102,917,625	—	(1,079,208)
Total					—	(7,545,531)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(1,011)	06/2023	USD	(126,596,156)	666,356	—
U.S. Treasury 5-Year Note	(464)	06/2023	USD	(49,673,375)	135,993	—
U.S. Treasury Ultra 10-Year Note	(285)	06/2023	USD	(33,398,438)	92,926	—
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Short futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(4)	06/2023	USD	(468,750)	3,387	—
U.S. Treasury Ultra 10-Year Note	(3)	06/2023	USD	(351,563)	—	(1,011)
Total					898,662	(1,011)

Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 1.390%	3-Month USD LIBOR	Receives SemiAnnually, Pays Quarterly	Citi	09/28/2025	USD	223,000,000	(13,616,421)	—	—	—	(13,616,421)
3-Month USD LIBOR	Fixed rate of 1.870%	Receives Quarterly, Pays SemiAnnually	Citi	09/28/2053	USD	19,000,000	5,530,179	—	—	5,530,179	—
Total							(8,086,242)	—	—	5,530,179	(13,616,421)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
3-Month USD LIBOR	London Interbank Offered Rate	4.971%
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $2,854,996,924, which represents 27.97% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of February 28, 2023.
(c)	Represents a security purchased on a when-issued basis.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $15,033,799, which represents 0.15% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of February 28, 2023.
(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(i)	Zero coupon bond.
(j)	Non-income producing investment.
(k)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of February 28, 2023.
(l)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(m)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(n)	Principal and interest may not be guaranteed by a governmental entity.
(o)	Represents a security in default.
(p)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At February 28, 2023, the total value of these securities amounted to $2,535,322, which represents 0.02% of total net assets.
(q)	Includes comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at February 28, 2023:

Security description	Principal amount ($)	Settlement date	Proceeds receivable ($)	Value ($)
Federal National Mortgage Association
03/13/2053 3.500%	(1,500,000)	03/13/2053	(1,379,942)	(1,365,352)
Federal National Mortgage Association
03/13/2053 3.000%	(1,500,000)	03/13/2053	(1,349,297)	(1,319,209)
Uniform Mortgage-Backed Security TBA
03/13/2053 2.500%	(500,000)	03/13/2053	(432,031)	(423,496)
Total				(3,108,057)

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	81

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
(r)	Represents a security purchased on a forward commitment basis.
(s)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(t)	Represents a variable rate security where the coupon adjusts periodically through an auction process.
(u)	The stated interest rate represents the weighted average interest rate at February 28, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the LIBOR and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(v)	The borrower filed for protection under Chapter 11 of the U.S. Federal Bankruptcy Code.
(w)	At February 28, 2023, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
athenahealth Group, Inc. Delayed Draw Term Loan 02/15/2029 3.500%	188,947

(x)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(y)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	1,202,908,828	3,242,156,569	(3,532,182,539)	(29,135)	912,853,723	144,364	20,126,692	913,219,011
Abbreviation Legend
BAM	Build America Mutual Assurance Co.
BIG	Bond Investors Guarantee
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
CVR	Contingent Value Rights
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
LIBID	London Interbank Bid Rate
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	1,197,896,515	3,135,411	1,201,031,926
Commercial Mortgage-Backed Securities - Agency	—	96,710,042	—	96,710,042
Commercial Mortgage-Backed Securities - Non-Agency	—	611,453,471	—	611,453,471
Common Stocks
Communication Services	—	—	9	9
Energy	—	—	190	190
Financials	—	2,174,081	—	2,174,081
Total Common Stocks	—	2,174,081	199	2,174,280
Convertible Bonds	—	2,976,637	—	2,976,637
Corporate Bonds & Notes	—	3,308,590,110	8,878,000	3,317,468,110
Foreign Government Obligations	—	160,098,364	—	160,098,364
Inflation-Indexed Bonds	—	6,794,377	—	6,794,377
Municipal Bonds	—	37,759,412	—	37,759,412
Residential Mortgage-Backed Securities - Agency	—	2,613,018,344	—	2,613,018,344
Residential Mortgage-Backed Securities - Non-Agency	—	450,851,569	16,136,371	466,987,940
Senior Loans	—	58,006,264	—	58,006,264
Treasury Bills	—	176,637,427	—	176,637,427
U.S. Government & Agency Obligations	—	8,534,303	—	8,534,303
U.S. Treasury Obligations	—	1,424,130,315	—	1,424,130,315
Money Market Funds	912,853,723	—	—	912,853,723
Total Investments in Securities	912,853,723	10,155,631,231	28,149,981	11,096,634,935
Forward Sale Commitments	—	(3,108,057)	—	(3,108,057)
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	83

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	17,176	—	17,176
Futures Contracts	898,662	—	—	898,662
Swap Contracts	—	5,530,179	—	5,530,179
Liability
Futures Contracts	(7,546,542)	—	—	(7,546,542)
Swap Contracts	—	(13,616,421)	—	(13,616,421)
Total	906,205,843	10,144,454,108	28,149,981	11,078,809,932
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $11,114,285,185)	$10,183,781,212
Affiliated issuers (cost $912,873,181)	912,853,723
Cash	364,201
Foreign currency (cost $1,422,246)	1,401,539
Cash collateral held at broker for:
TBA	12,809,081
Margin deposits on:
Futures contracts	17,965,233
Swap contracts	4,742,158
Unrealized appreciation on forward foreign currency exchange contracts	17,176
Receivable for:
Investments sold	93,049,658
Investments sold on a delayed delivery basis	306,555,888
Capital shares sold	43,498,457
Dividends	3,592,267
Interest	60,997,349
Foreign tax reclaims	272,612
Variation margin for futures contracts	307,474
Variation margin for swap contracts	45,542
Expense reimbursement due from Investment Manager	3,361
Prepaid expenses	73,171
Trustees’ deferred compensation plan	415,871
Other assets	133,254
Total assets	11,642,879,227
Liabilities
Forward sale commitments, at value (proceeds receivable $3,161,270)	3,108,057
Cash collateral due to broker for:
TBA	15,000
Payable for:
Investments purchased	108,189,001
Investments purchased on a delayed delivery basis	1,275,123,751
Capital shares purchased	15,686,128
Distributions to shareholders	32,982,588
Variation margin for futures contracts	447,577
Variation margin for swap contracts	23,250
Interest on forward sale commitments	11,833
Management services fees	124,285
Transfer agent fees	300,314
Compensation of board members	117,597
Compensation of chief compliance officer	964
Other expenses	142,285
Trustees’ deferred compensation plan	415,871
Total liabilities	1,436,688,501
Net assets applicable to outstanding capital stock	$10,206,190,726
Represented by
Paid in capital	12,018,583,381
Total distributable earnings (loss)	(1,812,392,655)
Total - representing net assets applicable to outstanding capital stock	$10,206,190,726
Institutional Class
Net assets	$10,206,182,306
Shares outstanding	1,188,204,589
Net asset value per share	$8.59
Institutional 3 Class
Net assets	$8,420
Shares outstanding	978
Net asset value per share	$8.61
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	85

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$54,199
Dividends — affiliated issuers	20,126,692
Interest	190,360,203
Interfund lending	4,418
Foreign taxes withheld	(9,990)
Total income	210,535,522
Expenses:
Management services fees	22,500,464
Transfer agent fees
Institutional Class	2,213,873
Institutional 3 Class	1
Compensation of board members	89,777
Custodian fees	92,196
Printing and postage fees	143,230
Registration fees	113,204
Audit fees	25,342
Legal fees	75,624
Interest on collateral	15,632
Compensation of chief compliance officer	964
Other	74,666
Total expenses	25,344,973
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(601,715)
Total net expenses	24,743,258
Net investment income	185,792,264
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(207,400,260)
Investments — affiliated issuers	144,364
Foreign currency translations	2,382
Forward foreign currency exchange contracts	(15,598)
Futures contracts	(100,839,942)
Securities sold short	78,008
Swap contracts	(2,599,250)
Net realized loss	(310,630,296)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(98,069,873)
Investments — affiliated issuers	(29,135)
Foreign currency translations	56,366
Forward sale commitments	53,213
Forward foreign currency exchange contracts	(7,389)
Futures contracts	2,650,826
Swap contracts	(4,728,646)
Net change in unrealized appreciation (depreciation)	(100,074,638)
Net realized and unrealized loss	(410,704,934)
Net decrease in net assets resulting from operations	$(224,912,670)
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$185,792,264	$226,585,063
Net realized loss	(310,630,296)	(517,719,951)
Net change in unrealized appreciation (depreciation)	(100,074,638)	(1,105,323,702)
Net decrease in net assets resulting from operations	(224,912,670)	(1,396,458,590)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(192,027,231)	(261,010,283)
Institutional 3 Class	(160)	(236)
Total distributions to shareholders	(192,027,391)	(261,010,519)
Increase (decrease) in net assets from capital stock activity	(25,763,581)	1,442,995,396
Total decrease in net assets	(442,703,642)	(214,473,713)
Net assets at beginning of period	10,648,894,368	10,863,368,081
Net assets at end of period	$10,206,190,726	$10,648,894,368

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	90,915,855	785,255,326	319,164,611	3,047,317,715
Distributions reinvested	22,374,342	192,027,231	26,909,143	261,010,283
Redemptions	(116,490,468)	(1,003,046,138)	(193,550,074)	(1,865,332,602)
Net increase (decrease)	(3,200,271)	(25,763,581)	152,523,680	1,442,995,396
Total net increase (decrease)	(3,200,271)	(25,763,581)	152,523,680	1,442,995,396
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	87

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$8.94	0.16	(0.35)	(0.19)	(0.16)	—	(0.16)
Year Ended 8/31/2022	$10.46	0.21	(1.49)	(1.28)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.76	0.19	(0.05)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020	$10.38	0.27	0.42	0.69	(0.28)	(0.03)	(0.31)
Year Ended 8/31/2019	$9.80	0.30	0.59	0.89	(0.31)	—	(0.31)
Year Ended 8/31/2018	$10.17	0.26	(0.38)	(0.12)	(0.25)	(0.00)(c)	(0.25)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$8.96	0.16	(0.35)	(0.19)	(0.16)	—	(0.16)
Year Ended 8/31/2022	$10.47	0.21	(1.48)	(1.27)	(0.20)	(0.04)	(0.24)
Year Ended 8/31/2021	$10.77	0.20	(0.06)	0.14	(0.20)	(0.24)	(0.44)
Year Ended 8/31/2020(g)	$10.23	0.19	0.53	0.72	(0.18)	—	(0.18)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	Ratios include interfund lending expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$8.59	(2.07%)	0.50%(d),(e)	0.49%(d),(e)	3.68%(d)	157%	$10,206,182
Year Ended 8/31/2022	$8.94	(12.40%)	0.50%(e)	0.49%(e)	2.15%	284%	$10,648,886
Year Ended 8/31/2021	$10.46	1.36%	0.50%(e)	0.49%(e)	1.86%	232%	$10,863,358
Year Ended 8/31/2020	$10.76	6.77%	0.51%	0.49%	2.59%	184%	$9,404,198
Year Ended 8/31/2019	$10.38	9.33%	0.52%(f)	0.52%(f)	3.05%	219%	$8,398,508
Year Ended 8/31/2018	$9.80	(1.16%)	0.52%	0.52%	2.66%	228%	$7,969,883
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$8.61	(2.07%)	0.46%(d),(e)	0.46%(d),(e)	3.70%(d)	157%	$8
Year Ended 8/31/2022	$8.96	(12.28%)	0.46%(e)	0.46%(e)	2.16%	284%	$9
Year Ended 8/31/2021	$10.47	1.37%	0.47%(e)	0.45%(e)	1.89%	232%	$10
Year Ended 8/31/2020(g)	$10.77	7.11%	0.48%(d)	0.46%(d)	2.53%(d)	184%	$11
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	89

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Multi-Manager Total Return Bond Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange
90	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	91

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to hedge against market volatility. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index, to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes and to hedge the portfolio risk associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
94	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	17,176
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	898,662*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	5,530,179*
Total		6,446,017

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	7,546,542*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	13,616,421*
Total		21,162,963

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(2,598,937)	(2,598,937)
Foreign exchange risk	(15,598)	—	—	(15,598)
Interest rate risk	—	(100,839,942)	(313)	(100,840,255)
Total	(15,598)	(100,839,942)	(2,599,250)	(103,454,790)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(1,196,025)	(1,196,025)
Foreign exchange risk	(7,389)	—	—	(7,389)
Interest rate risk	—	2,650,826	(3,532,621)	(881,795)
Total	(7,389)	2,650,826	(4,728,646)	(2,085,209)
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	2,263,963,128
Futures contracts — short	213,206,532
Credit default swap contracts — buy protection	37,835,000

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	8,588	(220)
Interest rate swap contracts	5,256,473	(12,054,135)

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Forward sale commitments
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date are used to satisfy the commitment.
Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2023:
	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared interest rate swap contracts (a)	45,542	-	45,542
Forward foreign currency exchange contracts	-	17,176	17,176
Total Assets	45,542	17,176	62,718
Liabilities
Centrally cleared interest rate swap contracts (a)	23,250	-	23,250
Total financial and derivative net assets	22,292	17,176	39,468
Total collateral received (pledged) (b)	-	-	-
Net amount (c)	22,292	17.176	39,468

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.45% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Loomis, Sayles & Company, L.P., PGIM, Inc., the asset management arm of Prudential Financial (PGIM Fixed Income), TCW Investment Management Company LLC and Voya Investment Management Co. LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.04
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	0.49%
Institutional 3 Class	0.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
12,023,997,000	21,881,000	(967,068,000)	(945,187,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at August 31, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
No expiration short-term ($)	No expiration long-term ($)	Total ($)
(350,681,507)	(178,135,050)	(528,816,557)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $15,786,168,552 and $15,821,418,765, respectively, for the six months ended February 28, 2023, of which $14,054,966,925 and $13,885,282,831, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,240,000	4.50	5
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
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Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private
104	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	105

 Approval of Subadvisory Agreement Amendment
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Total Return Bond Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between the Investment Manager and each of Loomis, Sayles & Company, L.P., PGIM, Inc. (PGIM), TCW Investment Management Company LLC and Voya Investment Management Co. LLC (Voya) (collectively, the Subadvisers), the Subadvisers provide portfolio management and related services for the Fund. At their meeting on November 4, 2022, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved amendments to (i) the Subadvisory Agreement between the Investment Manager and PGIM (the PGIM Subadvisory Agreement) and (ii) the Subadvisory Agreement between the Investment Manager and Voya (the Voya Subadvisory Agreement), each for the purpose of reducing the fees payable thereunder by the Investment Manager to PGIM and Voya, respectively.
The Independent Trustees considered how the amendment to the PGIM Subadvisory Agreement and the amendment to the Voya Subadvisory Agreement would reduce the subadvisory fee rate paid by the Investment Manager to PGIM and Voya, respectively, under the current subadvisory agreements. The Independent Trustees also considered that the Investment Manager had confirmed that there would not be any change to the nature or quality of the subadvisory services provided as a result of entering into the amendments, and that the PGIM Subadvisory Agreement, as amended, and the Voya Subadvisory Agreement, as amended, were each substantially similar to the current subadvisory agreements in place except for the reduced fee. The Independent Trustees reviewed the performance of the Fund and each of the Subadvisers, as well as the level of management fees and total expenses paid by the Fund. The Independent Trustees noted that no management fees were proposed to change and that the level of services provided by the Investment Manager was also not proposed to change. The Independent Trustees also noted that the Contracts Committee, as part of the 2023 15(c) process, would further review the continued reasonableness of each Fund’s management fee, including taking into account the reduced subadvisory fee levels.
The Independent Trustees noted the discussion, which is described below, relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and Board meetings in June 2022 (the June Meeting) and, in that connection, the discussion by independent legal counsel of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the amendments to the PGIM Subadvisory Agreement and the Voya Subadvisory Agreement. The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received at their meetings in November 2022 as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing Funds’ advisory and subadvisory agreements.
After considering the factors described above relating to the amendments of the PGIM Subadvisory Agreement and the Voya Subadvisory Agreement, and taking into account all of the factors considered, as described below, as part of the approval of the continuance of the Fund’s current PGIM Subadvisory Agreement and Voya Subadvisory Agreement in June 2022, the Board, including all of the Independent Trustees, approved the proposed amendments to each of the PGIM Subadvisory Agreement and the Voya Subadvisory Agreement.
General conclusions in connection with the Trustees’ previous approval of the continuance of the fund’s existing advisory agreements
On an annual basis, the Board, including the Independent Trustees, considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). The Investment Manager prepared detailed reports for the Board and its Contracts Committee (including its Contracts Subcommittee) in November 2021 and March, April and June 2022, including reports providing the results of analyses performed by an independent third-party data provider, Broadridge Financial Solutions, Inc. (Broadridge), and comprehensive responses to written requests for information by independent legal counsels to the Independent Trustees (Independent Legal Counsel) to the Investment Manager, to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees or subcommittees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by the Investment
106	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
Manager addressing the services the Investment Manager provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 23, 2022 Board meeting, considered the renewal of each of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the continuation of each of the Advisory Agreements. Among other things, the information and factors considered included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by Broadridge, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by Broadridge;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	Terms of the Advisory Agreements;
•	Subadvisory fees payable by the Investment Manager under the Subadvisory Agreements;
•	Descriptions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of transfer agency and shareholder services to the Fund;
•	Descriptions of various services performed by the Investment Manager and the Subadvisers under the Advisory Agreements, including portfolio management and portfolio trading practices;
•	Information regarding any recently negotiated management fees of similarly-managed portfolios of other institutional clients of the Investment Manager;
•	Information regarding the resources of the Investment Manager and Subadvisers, including information regarding senior management, portfolio managers and other personnel;
•	Information regarding the capabilities of the Investment Manager and the Subadvisers with respect to compliance monitoring services;
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund; and
•	Report provided by the Board’s independent fee consultant, JDL Consultants, LLC (JDL).
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by the Investment Manager and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by the Investment Manager and the Subadvisers, as well as their history, expertise, resources and relative capabilities, and the qualifications of their personnel.
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	107

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board specifically considered the many developments during recent years concerning the services provided by the Investment Manager, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to the Investment Manager, the Board also noted the organization and depth of the equity and credit research departments. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, over the past several years, as well as planned 2022 initiatives in this regard. The Board also took into account the broad scope of services provided by the Investment Manager to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning the Investment Manager’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel. The Board also observed that the Investment Manager has been able to effectively manage, operate and distribute the Funds through the COVID-19 pandemic period with no disruptions in services provided. The Board also considered added personnel and resources obtained by Columbia Threadneedle through Ameriprise Financial’s acquisition of BMO Financial Group’s Europe, Middle East, and Africa (EMEA) asset management business.
In connection with the Board’s evaluation of the overall package of services provided by the Investment Manager, the Board also considered the nature, quality and range of administrative services provided to the Fund by the Investment Manager, as well as the achievements in 2021 in the performance of administrative services, and noted the various enhancements anticipated for 2022. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of the Investment Manager and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by the Investment Manager in addition to monitoring each Subadviser), noting that no changes were proposed from the forms of agreements previously approved. The Board also noted the wide array of legal and compliance services provided to the Fund under the Management Agreement.
The Board considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadvisory agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no changes were recommended to the Subadvisory Agreements. The Board took into account the Investment Manager’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the Investment Manager’s subadvisory oversight team and their significant resources added in recent years.
After reviewing these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Advisory Agreements supported the continuation of the Management Agreement and the Subadvisory Agreements.
Investment performance
In this connection, the Board carefully reviewed the investment performance of the Fund, including detailed reports providing the results of analyses performed by each of the Investment Manager, Broadridge and JDL collectively showing, for various periods (including since manager inception): (i) the performance of the Fund, (ii) the performance of a benchmark index, (iii) the percentage ranking of the Fund among its comparison group, (iv) the Fund’s performance relative to peers and benchmarks and (v) the net assets of the Fund. The Board observed that the Fund’s performance for certain periods ranked above median based on information provided by Broadridge.
Additionally, the Board reviewed the performance of each of the Subadvisers and the Investment Manager’s process for monitoring such Subadvisers’ performance. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that the Investment Manager’s profitability is not the key factor driving their recommendation to select, renew or terminate the Subadvisers.
108	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
The Board also reviewed a description of the third-party data provider’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Board also considered the Investment Manager’s and Subadvisers’ performance and reputation generally and the Investment Manager’s evaluation of each Subadviser’s contribution to the Fund’s broader investment mandate. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of the Fund, the Investment Manager and the Subadvisers, in light of other considerations, supported the continuation of the Management Agreement and the Subadvisory Agreements.
Comparative fees, costs of services provided and the profits realized by the Investment Manager and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by Broadridge and JDL) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to the Investment Manager’s profitability.
The Board considered the reports of JDL, which assisted in the Board’s analysis of the Funds’ performance and expenses and the reasonableness of the Funds’ fee rates. The Board accorded particular weight to the notion that a primary objective of the level of fees is to achieve a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain exceptions) are generally in line with the current "pricing philosophy" such that Fund total expense ratios, in general, approximate or are lower than the median expense ratios of funds in the same Lipper comparison universe. The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed advisory fee rates charged by other comparable mutual funds employing each Subadviser to provide comparable subadvisory services. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the levels of management fees, subadvisory fees and expenses of the Fund, in light of other considerations, supported the continuation of each of the Management Agreement and the Subadvisory Agreements.
The Board also considered the profitability of the Investment Manager and its affiliates in connection with the Investment Manager providing management services to the Fund. Because the Subadvisory Agreements were negotiated at arms-length by the Investment Manager, which is responsible for payments to the Subadvisers thereunder, the Board did not consider the profitability to each Subadviser from its relationship with the Fund. With respect to the profitability of the Investment Manager and its affiliates, the Independent Trustees referred to information discussing the profitability to the Investment Manager and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2021 the Board had considered 2020 profitability and that the 2022 information showed that the profitability generated by the Investment Manager in 2021 increased from 2020 levels, due to a variety of factors, including the increased assets under management of the Funds. It also took into account the indirect economic benefits flowing to the Investment Manager or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement and the Subadvisory Agreements.
Economies of scale
The Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds and to the Investment Manager as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation
Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023	109

Approval of Subadvisory Agreement Amendment  (continued)
(Unaudited)
arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Board considered the economies of scale that might be realized as the Fund’s net asset level grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board observed that the Management Agreement provided for breakpoints in the management fee rate schedule that allow opportunities for shareholders to realize lower fees as Fund assets grow and that there are additional opportunities through other means for sharing economies of scale with shareholders. The Board also noted that the breakpoints in the Subadvisory Agreements did not occur at the same levels as the breakpoints in the Management Agreement. In this regard, the Board noted the potential challenges of seeking to tailor the Management Agreement breakpoints to those of a subadvisory agreement in this context.
Conclusion
The Board reviewed all of the above considerations in reaching its decision to approve the continuation of the Management Agreement and the Subadvisory Agreements. In reaching its conclusions, no single factor was determinative.
On June 23, 2022, the Board, including all of the Independent Trustees, determined that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided and approved the renewal of each of the Advisory Agreements.
110	Multi-Manager Total Return Bond Strategies Fund | Semiannual Report 2023

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Multi-Manager Total Return Bond Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR101_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Multi-Manager Small Cap Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager Small Cap Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Small Cap Equity Strategies Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Columbia Management Investment Advisers, LLC
Jarl Ginsberg, CFA, CAIA
Christian Stadlinger, Ph.D., CFA
Conestoga Capital Advisors, LLC
Robert Mitchell
Joseph Monahan, CFA
Hotchkis and Wiley Capital Management, LLC
Judd Peters, CFA
Ryan Thomes, CFA
J.P. Morgan Investment Management Inc.
Eytan Shapiro, CFA
Matthew Cohen
Jacobs Levy Equity Management, Inc.
Bruce Jacobs, Ph.D.
Kenneth Levy, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	5 Years	10 Years
Institutional Class*	01/03/17	5.40	-5.91	7.13	9.51
Institutional 3 Class*	12/18/19	5.48	-5.63	7.25	9.57
Russell 2000 Index		3.63	-6.02	6.01	9.06
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of each class include the returns of the Fund’s Class A shares for the period prior to January 3, 2017, and for Institutional 3 Class shares, include the returns of the Fund’s Institutional Class shares for the period from January 3, 2017 through the inception date of the class. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes the securities of approximately 2,000 of the smallest companies in the Russell 3000 Index based on a combination of their market capitalization and current index membership.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Common Stocks	97.5
Exchange-Traded Equity Funds	0.8
Money Market Funds	1.7
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	0.8
Consumer Discretionary	10.6
Consumer Staples	2.6
Energy	4.9
Financials	18.7
Health Care	12.8
Industrials	23.6
Information Technology	15.2
Materials	3.8
Real Estate	4.7
Utilities	2.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,054.00	1,019.89	5.04	4.96	0.99
Institutional 3 Class	1,000.00	1,000.00	1,054.80	1,020.78	4.13	4.06	0.81
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Communication Services 0.8%
Diversified Telecommunication Services 0.0%
Bandwidth, Inc., Class A(a)	18,589	295,565
Entertainment 0.0%
Playtika Holding Corp.(a)	44,929	431,318
Interactive Media & Services 0.3%
Bumble, Inc., Class A(a)	49,381	1,194,033
DHI Group, Inc.(a)	24,341	103,206
Outbrain, Inc.(a)	23,100	102,102
QuinStreet, Inc.(a)	59,069	1,002,401
TrueCar, Inc.(a)	74,591	173,797
Ziff Davis, Inc.(a)	23,890	1,886,832
Total		4,462,371
Media 0.3%
Cardlytics, Inc.(a)	25,353	138,174
Emerald Holding, Inc.(a)	94,500	360,045
Nexstar Media Group, Inc., Class A	18,421	3,424,464
Quotient Technology, Inc.(a)	75,975	287,185
Stagwell, Inc.(a)	169,300	1,161,398
TEGNA, Inc.	16,600	288,840
Total		5,660,106
Wireless Telecommunication Services 0.2%
Spok Holdings, Inc.	31,860	318,282
Telephone and Data Systems, Inc.	195,470	2,480,514
United States Cellular Corp.(a)	43,375	1,046,639
Total		3,845,435
Total Communication Services		14,694,795
Consumer Discretionary 10.3%
Auto Components 1.5%
Adient PLC(a)	109,396	4,673,397
American Axle & Manufacturing Holdings, Inc.(a)	228,351	2,009,489
Dana, Inc.	84,929	1,345,275
Fox Factory Holding Corp.(a)	99,948	11,743,890
Goodyear Tire & Rubber Co. (The)(a)	448,476	5,094,688
LCI Industries	7,922	893,681
Common Stocks (continued)
Issuer	Shares	Value ($)
Lear Corp.	11,579	1,617,007
Modine Manufacturing Co.(a)	22,168	541,121
Total		27,918,548
Automobiles 0.2%
Thor Industries, Inc.	13,500	1,228,365
Winnebago Industries, Inc.	30,382	1,931,080
Total		3,159,445
Distributors 0.0%
Funko, Inc., Class A(a)	84,000	908,040
Diversified Consumer Services 0.5%
2U, Inc.(a)	177,613	1,591,413
Adtalem Global Education, Inc.(a)	24,045	940,640
American Public Education, Inc.(a)	8,272	91,323
Bright Horizons Family Solutions, Inc.(a)	25,805	2,034,466
Graham Holdings Co., Class B	500	313,330
Grand Canyon Education, Inc.(a)	898	101,735
Laureate Education, Inc., Class A	268,173	3,180,532
Perdoceo Education Corp.(a)	94,036	1,296,286
Total		9,549,725
Hotels, Restaurants & Leisure 2.6%
Bloomin’ Brands, Inc.	33,700	879,570
Bluegreen Vacations Holding Corp.	6,525	216,434
Boyd Gaming Corp.	42,640	2,777,143
Brinker International, Inc.(a)	93,200	3,541,600
Dine Brands Global, Inc.	11,800	904,706
El Pollo Loco Holdings, Inc.	30,200	361,494
International Game Technology PLC	197,480	5,245,069
Jack in the Box, Inc.	4,700	368,480
Life Time Group Holdings, Inc.(a)	183,109	3,308,780
Light & Wonder, Inc.(a)	56,146	3,515,301
Marriott Vacations Worldwide Corp.	21,549	3,296,782
Papa John’s International, Inc.	30,925	2,596,154
Planet Fitness, Inc., Class A(a)	52,187	4,229,756
Red Rock Resorts, Inc., Class A	46,350	2,024,104
Ruth’s Hospitality Group, Inc.	62,400	1,163,760
SeaWorld Entertainment, Inc.(a)	47,947	3,097,376
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Six Flags Entertainment Corp.(a)	75,454	1,991,986
Texas Roadhouse, Inc.	52,137	5,293,991
Travel + Leisure Co.	30,200	1,266,890
Xponential Fitness, Inc., Class A(a)	18,695	474,666
Total		46,554,042
Household Durables 1.1%
Century Communities, Inc.	16,300	974,903
GoPro, Inc., Class A(a)	394,950	2,049,790
Green Brick Partners, Inc.(a)	28,300	882,960
Helen of Troy Ltd.(a)	24,611	2,773,414
Hooker Furnishings Corp.	49,500	1,088,257
KB Home	132,187	4,662,235
La-Z-Boy, Inc.	30,400	984,352
M/I Homes, Inc.(a)	17,408	1,006,879
Meritage Homes Corp.(a)	9,100	993,993
Sonos, Inc.(a)	128,897	2,504,469
Taylor Morrison Home Corp., Class A(a)	27,900	999,657
Tri Pointe Homes, Inc.(a)	41,200	982,208
Tupperware Brands Corp.(a)	22,119	90,688
Universal Electronics, Inc.(a)	11,337	144,207
VOXX International Corp.(a)	12,693	145,081
Total		20,283,093
Internet & Direct Marketing Retail 0.2%
1-800-Flowers.com, Inc., Class A(a)	96,453	954,885
1stdibs.com, Inc.(a)	12,849	65,273
Global-e Online Ltd.(a)	60,059	1,699,669
Lands’ End, Inc.(a)	35,730	271,548
Total		2,991,375
Leisure Products 0.3%
JAKKS Pacific, Inc.(a)	41,733	807,116
Johnson Outdoors, Inc., Class A	22,000	1,426,920
Latham Group, Inc.(a)	242,800	772,104
Vista Outdoor, Inc.(a)	59,700	1,705,032
Total		4,711,172
Multiline Retail 0.1%
Macy’s, Inc.	108,700	2,224,002
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 3.4%
Aaron’s Co., Inc. (The)	141,863	2,035,734
Abercrombie & Fitch Co., Class A(a)	104,026	3,059,405
American Eagle Outfitters, Inc.	152,629	2,193,279
Asbury Automotive Group, Inc.(a)	4,200	953,820
Barnes & Noble Education, Inc.(a)	23,835	49,100
Big 5 Sporting Goods Corp.	2,400	21,192
Boot Barn Holdings, Inc.(a)	13,200	1,022,340
Burlington Stores, Inc.(a)	8,265	1,770,776
Cato Corp. (The), Class A	51,700	478,225
Citi Trends, Inc.(a)	30,099	843,976
Container Store Group, Inc. (The)(a)	61,501	267,529
Floor & Decor Holdings, Inc., Class A(a)	25,725	2,361,812
Foot Locker, Inc.	193,779	8,472,018
Genesco, Inc.(a)	81,252	3,653,902
Group 1 Automotive, Inc.	23,400	5,173,038
Haverty Furniture Companies, Inc.	42,328	1,597,459
Hibbett, Inc.	71,522	5,144,578
Lithia Motors, Inc., Class A	10,061	2,567,366
LL Flooring Holdings, Inc.(a)	156,700	791,335
MarineMax, Inc.(a)	34,300	1,151,794
National Vision Holdings, Inc.(a)	94,578	3,533,434
OneWater Marine, Inc., Class A(a)	37,000	1,029,340
Petco Health & Wellness Co., Inc.(a)	233,523	2,405,287
Signet Jewelers Ltd.	54,328	3,890,971
Sleep Number Corp.(a)	26,137	1,041,821
Sonic Automotive, Inc., Class A	26,800	1,524,652
Tilly’s, Inc.(a)	56,805	493,067
TravelCenters of America, Inc.(a)	15,600	1,315,860
Upbound Group, Inc.	59,500	1,597,575
Urban Outfitters, Inc.(a)	15,300	412,335
Zumiez, Inc.(a)	14,700	341,922
Total		61,194,942
Textiles, Apparel & Luxury Goods 0.4%
Carter’s, Inc.	3,900	294,021
Crocs, Inc.(a)	19,815	2,411,684
G-III Apparel Group Ltd.(a)	79,500	1,320,892
Kontoor Brands, Inc.	7,100	370,265
Lakeland Industries, Inc.	32,300	489,991

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Movado Group, Inc.	21,110	730,828
Steven Madden Ltd.	28,800	1,045,440
Unifi, Inc.(a)	30,659	317,321
Vera Bradley, Inc.(a)	111,009	588,348
Total		7,568,790
Total Consumer Discretionary		187,063,174
Consumer Staples 2.5%
Food & Staples Retailing 1.1%
Andersons, Inc. (The)	47,707	2,176,870
BJ’s Wholesale Club Holdings, Inc.(a)	21,380	1,535,084
Grocery Outlet Holding Corp.(a)	124,248	3,360,908
Natural Grocers by Vitamin Cottage, Inc.	44,900	493,002
Performance Food Group, Inc.(a)	52,491	2,970,466
Rite Aid Corp.(a)	45,700	176,402
The Chefs’ Warehouse(a)	119,741	3,897,570
United Natural Foods, Inc.(a)	118,211	4,814,734
Total		19,425,036
Food Products 0.5%
B&G Foods, Inc.	75,800	960,386
Fresh Del Monte Produce, Inc.	13,799	431,633
Freshpet, Inc.(a)	45,822	2,849,212
Hain Celestial Group, Inc. (The)(a)	28,335	505,213
TreeHouse Foods, Inc.(a)	90,927	4,436,328
Total		9,182,772
Household Products 0.2%
Central Garden & Pet Co.(a)	19,800	801,900
WD-40 Co.	21,625	3,750,424
Total		4,552,324
Personal Products 0.7%
BellRing Brands, Inc.(a)	57,368	1,771,524
Edgewell Personal Care Co.	80,181	3,423,729
elf Beauty, Inc.(a)	33,627	2,513,618
Herbalife Nutrition Ltd.(a)	60,040	1,161,774
Medifast, Inc.	8,300	930,679
Nature’s Sunshine Products, Inc.(a)	7,517	81,484
Nu Skin Enterprises, Inc., Class A	23,800	948,192
Usana Health Sciences, Inc.(a)	17,500	1,063,650
Total		11,894,650
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.0%
Vector Group Ltd.	51,240	679,955
Total Consumer Staples		45,734,737
Energy 4.8%
Energy Equipment & Services 1.7%
Cactus, Inc., Class A	106,577	4,897,213
ChampionX Corp.	29,500	901,815
Dril-Quip, Inc.(a)	47,700	1,633,725
Expro Group Holdings NV(a)	50,449	1,146,706
Helix Energy Solutions Group, Inc.(a)	113,700	941,436
Helmerich & Payne, Inc.	55,050	2,316,504
Liberty Energy, Inc., Class A	60,600	924,150
Matrix Service Co.(a)	15,787	99,932
National Energy Services Reunited Corp.(a)	151,800	980,628
Newpark Resources, Inc.(a)	247,400	1,095,982
NexTier Oilfield Solutions, Inc.(a)	102,600	936,738
Noble Corp PLC(a)	10,500	437,745
Precision Drilling Corp.(a)	18,300	1,042,917
ProFrac Holding Corp., Class A(a)	37,758	722,310
ProPetro Holding Corp.(a)	327,001	2,880,879
Solaris Oilfield Infrastructure, Inc., Class A	90,100	804,593
TechnipFMC PLC(a)	196,301	3,001,442
Tidewater, Inc.(a)	28,100	1,372,404
Transocean Ltd.(a)	613,677	4,289,602
Total		30,426,721
Oil, Gas & Consumable Fuels 3.1%
Alto Ingredients, Inc.(a)	97,500	284,700
Berry Corp.	169,500	1,598,385
California Resources Corp.	27,200	1,147,840
Chord Energy Corp.	28,111	3,784,303
Civitas Resources, Inc.	96,118	6,744,600
Crescent Energy Co., Class A	147,400	1,700,996
Denbury, Inc.(a)	10,900	908,733
Equitrans Midstream Corp.	519,141	3,130,420
Golar LNG Ltd.(a)	159,870	3,649,832
Kinetik Holdings, Inc.	37,400	1,112,650
Kosmos Energy Ltd.(a)	222,700	1,752,649
Matador Resources Co.	109,573	5,893,932

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Murphy Oil Corp.	75,051	2,928,490
Northern Oil and Gas, Inc.	39,500	1,226,080
Par Pacific Holdings, Inc.(a)	40,400	1,122,312
PBF Energy, Inc., Class A	55,935	2,444,919
Permian Resources Corp.	149,800	1,619,338
Plains GP Holdings LP, Class A(a)	7,247	100,806
Ranger Oil Corp.	27,600	1,145,400
REX American Resources Corp.(a)	60,401	1,993,837
SM Energy Co.	105,076	3,100,793
Talos Energy, Inc.(a)	50,600	901,186
Teekay Tankers Ltd., Class A(a)	66,174	2,987,756
Vertex Energy, Inc.(a)	119,700	1,133,559
Vital Energy, Inc.(a)	17,400	894,186
W&T Offshore, Inc.(a)	97,269	545,679
World Fuel Services Corp.	101,387	2,783,073
Total		56,636,454
Total Energy		87,063,175
Financials 18.2%
Banks 10.0%
1st Source Corp.	21,984	1,095,243
ACNB Corp.	10,900	403,736
Amalgamated Financial Corp.	16,307	384,030
Amerant Bancorp, Inc.	1,740	49,416
American National Bankshares, Inc.	5,180	174,307
Ameris Bancorp	113,182	5,418,022
Associated Banc-Corp.	307,027	7,107,675
Atlantic Union Bankshares Corp.	144,468	5,411,771
Banc of California, Inc.	80,035	1,404,614
Bancorp, Inc. (The)(a)	142,990	4,946,024
Bank of Marin Bancorp	17,678	512,662
BankUnited, Inc.	115,162	4,079,038
Bankwell Financial Group, Inc.	3,283	99,081
Banner Corp.	14,913	939,221
Bar Harbor Bankshares	6,962	207,955
Baycom Corp.	24,826	509,678
BCB Bancorp, Inc.	26,939	467,392
Berkshire Hills Bancorp, Inc.	58,709	1,706,084
Brookline Bancorp, Inc.	62,400	808,704
Business First Bancshares, Inc.	4,812	100,282
Common Stocks (continued)
Issuer	Shares	Value ($)
Byline Bancorp, Inc.	18,969	467,586
Cadence Bank	32,450	861,872
Camden National Corp.	18,400	757,160
Capital Bancorp, Inc.	7,476	151,838
Capital City Bank Group, Inc.	9,850	351,349
Capstar Financial Holdings, Inc.	16,510	285,623
Carter Bankshares, Inc.(a)	12,045	209,222
Cathay General Bancorp	156,055	6,697,881
Central Pacific Financial Corp.	102,987	2,309,998
Central Valley Community Bancorp	23,915	610,072
Civista Bancshares, Inc.	19,700	420,201
CNB Financial Corp.	28,609	682,039
Columbia Banking System, Inc.	52,900	1,572,717
Community Bank System, Inc.	57,412	3,505,003
Community Financial Corp. (The)	4,100	163,180
Community Trust Bancorp, Inc.	36,660	1,567,215
ConnectOne Bancorp, Inc.	65,100	1,578,675
CrossFirst Bankshares, Inc.(a)	34,900	493,835
Customers Bancorp, Inc.(a)	109,824	3,382,579
Eagle Bancorp, Inc.	36,700	1,607,827
Enterprise Financial Services Corp.	13,300	724,318
FB Financial Corp.	38,526	1,452,045
Financial Institutions, Inc.	26,325	657,072
First BanCorp	305,609	4,434,387
First Bancshares, Inc. (The)	6,802	212,971
First Busey Corp.	45,000	1,086,300
First Business Financial Services, Inc.	15,336	543,201
First Commonwealth Financial Corp.	165,129	2,643,715
First Financial Bankshares, Inc.	110,408	4,049,765
First Financial Corp.	25,258	1,110,089
First Hawaiian, Inc.	58,200	1,591,770
First Internet Bancorp	39,731	1,073,134
First Merchants Corp.	21,131	864,681
First Mid Bancshares, Inc.	15,200	471,048
First of Long Island Corp. (The)	35,165	598,508
Flushing Financial Corp.	56,100	1,091,706
FNB Corp.	87,900	1,254,333
Great Southern Bancorp, Inc.	18,534	1,078,493
Guaranty Bancshares, Inc.	6,540	204,113

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Hancock Whitney Corp.	97,524	4,790,379
Hanmi Financial Corp.	100,281	2,368,637
HarborOne Bancorp, Inc.	47,224	645,552
Heartland Financial U.S.A., Inc.	11,817	584,232
Heritage Commerce Corp.	9,375	113,531
Heritage Financial Corp.	34,822	970,489
Hilltop Holdings, Inc.	42,700	1,416,359
HomeStreet, Inc.	91,201	2,301,001
HomeTrust Bancshares, Inc.	13,228	387,184
Hope Bancorp, Inc.	118,900	1,523,109
Horizon Bancorp, Inc.	97,524	1,484,315
Independent Bank Corp.	44,186	3,520,740
Independent Bank Corp.	80,615	1,777,561
Independent Bank Group, Inc.	40,299	2,371,999
Investar Holding Corp.	15,700	309,290
Lakeland Bancorp, Inc.	61,900	1,191,575
Live Oak Bancshares, Inc.	24,179	835,626
Macatawa Bank Corp.	50,779	553,999
Mercantile Bank Corp.	25,253	873,501
Meta Financial Group, Inc.	41,322	2,107,835
Midland States Bancorp, Inc.	50,950	1,326,738
MidWestOne Financial Group, Inc.	17,849	536,184
National Bank Holdings Corp., Class A	5,186	209,981
National Bankshares, Inc.	11,100	464,313
NBT Bancorp, Inc.	17,425	707,281
Nicolet Bankshares, Inc.(a)	10,847	807,668
Northeast Bank	7,600	335,008
Northrim BanCorp, Inc.	8,200	430,582
OceanFirst Financial Corp.	87,920	2,085,462
OFG Bancorp	46,835	1,424,721
Old Second Bancorp, Inc.	23,657	392,233
Pacific Premier Bancorp, Inc.	96,852	3,139,942
PacWest Bancorp	61,400	1,703,850
Parke Bancorp, Inc.	10,300	210,223
PCB Bancorp	23,900	436,414
Peapack-Gladstone Financial Corp.	17,501	650,162
Pinnacle Financial Partners, Inc.	27,435	2,032,659
Popular, Inc.	21,900	1,563,660
Preferred Bank	25,234	1,776,474
Common Stocks (continued)
Issuer	Shares	Value ($)
Premier Financial Corp.	44,300	1,099,526
Primis Financial Corp.	53,017	620,829
QCR Holdings, Inc.	17,863	955,492
RBB Bancorp	33,581	663,561
Renasant Corp.	64,452	2,318,983
Republic Bancorp, Inc.	8,500	378,250
S&T Bancorp, Inc.	9,620	358,441
Sandy Spring Bancorp, Inc.	132,821	4,376,452
Sierra Bancorp	30,121	608,745
Simmons First National Corp., Class A	73,500	1,633,905
SmartFinancial, Inc.	7,629	208,272
South Plains Financial, Inc.	7,841	206,140
South State Corp.	18,373	1,482,334
Southern First Bancshares, Inc.(a)	11,697	470,804
Stellar Bancorp, Inc.	4,994	146,074
Texas Capital Bancshares, Inc.(a)	85,606	5,669,685
Third Coast Bancshares, Inc.(a)	6,980	128,781
Towne Bank	29,752	902,378
Trico Bancshares	17,323	874,985
Triumph Financial, Inc.(a)	34,000	2,068,900
Trustmark Corp.	30,998	911,341
UMB Financial Corp.	86,869	7,875,544
United Bankshares, Inc.	46,158	1,881,862
United Community Banks, Inc.	5,862	194,091
Univest Corporation of Pennsylvania	34,181	963,904
Washington Federal, Inc.	78,861	2,765,655
Washington Trust Bancorp, Inc.	20,000	840,000
Wintrust Financial Corp.	13,900	1,280,607
Total		180,888,466
Capital Markets 1.9%
Artisan Partners Asset Management, Inc., Class A	33,400	1,101,198
Diamond Hill Investment Group, Inc.	4,500	785,700
Evercore, Inc., Class A	55,136	7,232,740
Federated Hermes, Inc., Class B	39,200	1,542,520
Focus Financial Partners, Inc., Class A(a)	144,284	7,482,568
GCM Grosvenor, Inc., Class A	12,837	105,649
Greenhill & Co., Inc.	45,634	512,926
Houlihan Lokey, Inc., Class A	45,375	4,342,388
Janus Henderson Group PLC	58,500	1,606,410

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Perella Weinberg Partners	82,600	835,086
Silvercrest Asset Management Group, Inc., Class A	17,600	313,104
Stifel Financial Corp.	35,930	2,401,202
StoneX Group, Inc.(a)	16,870	1,701,002
Victory Capital Holdings, Inc., Class A	34,400	1,168,224
Virtu Financial, Inc. Class A	82,600	1,518,188
Virtus Investment Partners, Inc.	5,600	1,178,408
Total		33,827,313
Consumer Finance 1.0%
Bread Financial Holdings, Inc.	41,200	1,692,084
Encore Capital Group, Inc.(a)	19,007	982,282
Enova International, Inc.(a)	57,451	2,800,736
Ezcorp, Inc., Class A(a)	122,241	1,078,166
Green Dot Corp., Class A(a)	76,897	1,455,660
LendingClub Corp.(a)	129,280	1,215,232
Navient Corp.	241,278	4,355,068
PROG Holdings, Inc.(a)	62,278	1,539,512
Regional Management Corp.	5,333	168,096
SLM Corp.	223,116	3,208,408
World Acceptance Corp.(a)	3,378	315,370
Total		18,810,614
Diversified Financial Services 0.2%
A-Mark Precious Metals, Inc.	23,230	680,871
Jackson Financial, Inc., Class A	88,418	4,012,409
Total		4,693,280
Insurance 2.8%
American Equity Investment Life Holding Co.	145,986	6,080,317
AMERISAFE, Inc.	72,206	3,938,115
Argo Group International Holdings Ltd.	127,400	3,700,970
Assured Guaranty Ltd.	23,400	1,460,394
Axis Capital Holdings Ltd.	19,200	1,165,824
Bright Health Group, Inc.(a)	165,236	143,755
Brighthouse Financial, Inc.(a)	26,777	1,548,514
CNO Financial Group, Inc.	253,317	6,489,982
Donegal Group, Inc., Class A	10,194	156,682
Employers Holdings, Inc.	60,689	2,695,198
Enstar Group Ltd.(a)	6,000	1,467,060
Greenlight Capital Re Ltd., Class A(a)	33,100	303,858
Common Stocks (continued)
Issuer	Shares	Value ($)
Horace Mann Educators Corp.	41,304	1,526,596
James River Group Holdings Ltd.	37,577	905,606
Kemper Corp.	25,700	1,583,120
Kinsale Capital Group, Inc.	6,659	2,122,223
Lincoln National Corp.	12,320	390,790
Mercury General Corp.	21,800	742,290
National Western Life Group, Inc., Class A	3,300	890,307
Oscar Health, Inc., Class A(a)	16,315	90,385
Primerica, Inc.	2,400	460,656
ProAssurance Corp.	76,516	1,521,903
Reinsurance Group of America, Inc.	16,799	2,426,952
Safety Insurance Group, Inc.	9,000	726,210
Selectquote, Inc.(a)	437,151	1,022,933
SiriusPoint Ltd.(a)	256,490	1,821,079
Stewart Information Services Corp.	64,832	2,754,712
United Fire Group, Inc.	28,438	811,621
White Mountains Insurance Group Ltd.	800	1,154,856
Total		50,102,908
Mortgage Real Estate Investment Trusts (REITS) 0.4%
Apollo Commercial Real Estate Finance, Inc.	24,300	279,207
BrightSpire Capital, Inc.	42,900	317,031
Granite Point Mortgage Trust, Inc.	67,300	403,127
Great Ajax Corp.	53,261	446,327
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	64,757	2,034,018
MFA Financial, Inc.	37,425	400,822
New York Mortgage Trust, Inc.	256,300	684,321
Starwood Property Trust, Inc.	117,383	2,249,058
TPG RE Finance Trust, Inc.	50,600	429,594
Total		7,243,505
Thrifts & Mortgage Finance 1.9%
Axos Financial, Inc.(a)	87,400	4,141,886
Bridgewater Bancshares, Inc.(a)	25,304	372,222
Capitol Federal Financial, Inc.	99,100	831,449
Columbia Financial, Inc.(a)	9,321	196,673
Enact Holdings, Inc.	33,700	817,225
Essent Group Ltd.	38,500	1,653,575
FS Bancorp, Inc.	10,780	387,326
Home Bancorp, Inc.	10,889	430,660

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Kearny Financial Corp.	89,300	896,572
Luther Burbank Corp.	41,400	481,482
Merchants Bancorp	22,493	680,413
MGIC Investment Corp.	341,049	4,692,834
New York Community Bancorp, Inc.	177,200	1,573,536
NMI Holdings, Inc., Class A(a)	62,000	1,447,080
Northeast Community Bancorp, Inc.	25,700	402,462
Northfield Bancorp, Inc.	60,170	885,101
Ocwen Financial Corp.(a)	3,789	123,749
Provident Bancorp, Inc.	12,716	116,606
Provident Financial Services, Inc.	73,952	1,726,779
Radian Group, Inc.	221,392	4,726,719
Southern Missouri Bancorp, Inc.	13,912	643,847
Territorial Bancorp, Inc.	12,700	291,846
TrustCo Bank Corp.	37,272	1,396,209
Waterstone Financial, Inc.	42,558	685,184
William Penn Bancorp	13,100	155,497
WSFS Financial Corp.	87,900	4,387,089
Total		34,144,021
Total Financials		329,710,107
Health Care 12.5%
Biotechnology 4.7%
2seventy bio, Inc.(a)	9,768	131,770
ACADIA Pharmaceuticals, Inc.(a)	89,391	1,849,500
ADC Therapeutics SA(a)	107,219	385,988
Agios Pharmaceuticals, Inc.(a)	129,771	3,284,504
Alector, Inc.(a)	94,761	809,259
Allogene Therapeutics, Inc.(a)	124,236	788,899
Amicus Therapeutics, Inc.(a)	337,615	4,453,142
AnaptysBio, Inc.(a)	45,385	1,130,086
Anika Therapeutics, Inc.(a)	15,492	491,096
Apellis Pharmaceuticals, Inc.(a)	51,844	3,394,745
Arcutis Biotherapeutics, Inc.(a)	59,780	967,240
Arrowhead Pharmaceuticals, Inc.(a)	83,263	2,689,395
ARS Pharmaceuticals, Inc.(a)	63,453	566,001
Atara Biotherapeutics, Inc.(a)	271,931	1,101,321
BioCryst Pharmaceuticals, Inc.(a)	100,634	890,611
bluebird bio, Inc.(a)	76,190	396,188
Blueprint Medicines Corp.(a)	48,277	2,045,496
Common Stocks (continued)
Issuer	Shares	Value ($)
C4 Therapeutics, Inc.(a)	70,560	371,851
Century Therapeutics, Inc.(a)	1,000	4,510
Chimerix, Inc.(a)	117,394	185,483
Clementia Pharmaceuticals, Inc.(a),(b),(c),(d)	134,864	0
Coherus Biosciences, Inc.(a)	212,603	1,439,322
Deciphera Pharmaceuticals, Inc.(a)	58,958	854,891
Dyne Therapeutics, Inc.(a)	39,011	502,462
Emergent BioSolutions, Inc.(a)	201,062	2,489,148
Enanta Pharmaceuticals, Inc.(a)	22,579	1,095,082
EQRx, Inc.(a)	163,644	369,835
Erasca, Inc.(a)	19,275	69,390
Exelixis, Inc.(a)	164,925	2,816,919
FibroGen, Inc.(a)	48,998	1,087,756
G1 Therapeutics, Inc.(a)	108,326	392,140
Halozyme Therapeutics, Inc.(a)	115,901	5,562,089
Heron Therapeutics, Inc.(a)	348,624	826,239
Ideaya Biosciences, Inc.(a)	64,154	1,132,318
Immunocore Holdings PLC, ADR(a)	12,659	694,346
Insmed, Inc.(a)	43,319	882,841
Instil Bio, Inc.(a)	91,258	70,917
Invivyd, Inc.(a)	25,243	43,923
Iovance Biotherapeutics, Inc.(a)	138,901	1,012,588
Ironwood Pharmaceuticals, Inc.(a)	130,500	1,470,735
iTeos Therapeutics, Inc.(a)	46,947	831,431
IVERIC bio, Inc.(a)	49,754	1,033,888
KalVista Pharmaceuticals, Inc.(a)	12,336	90,423
Kiniksa Pharmaceuticals(a)	60,692	780,499
Kinnate Biopharma, Inc.(a)	3,800	20,064
Kodiak Sciences, Inc.(a)	21,539	140,004
Kronos Bio, Inc.(a)	133,015	231,446
Lyell Immunopharma, Inc.(a)	93,891	201,866
MacroGenics, Inc.(a)	27,510	167,536
Mersana Therapeutics, Inc.(a)	46,151	279,675
MiMedx Group, Inc.(a)	19,700	94,757
Monte Rosa Therapeutics, Inc.(a)	6,154	37,416
Natera, Inc.(a)	69,403	3,369,516
Nurix Therapeutics, Inc.(a)	40,144	378,558
Organogenesis Holdings, Inc.(a)	165,700	405,965
PMV Pharmaceuticals, Inc.(a)	80,295	578,927

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Praxis Precision Medicines, Inc.(a)	54,688	167,619
Precigen, Inc.(a)	45,324	57,108
Protagonist Therapeutics, Inc.(a)	16,513	267,841
PTC Therapeutics, Inc.(a)	72,801	3,179,220
REGENXBIO, Inc.(a)	101,716	2,263,181
Relay Therapeutics, Inc.(a)	102,756	1,659,509
Revolution Medicines, Inc.(a)	75,695	2,025,598
Sage Therapeutics, Inc.(a)	81,032	3,374,172
Sana Biotechnology, Inc.(a)	61,781	226,736
Sangamo Therapeutics, Inc.(a)	16,027	48,882
Sutro Biopharma, Inc.(a)	128,483	724,644
Tango Therapeutics, Inc.(a)	52,444	274,282
Travere Therapeutics, Inc.(a)	87,252	1,933,504
Twist Bioscience Corp.(a)	97,371	1,894,840
Ultragenyx Pharmaceutical, Inc.(a)	43,132	1,918,943
Vanda Pharmaceuticals, Inc.(a)	299,490	1,928,716
Vericel Corp.(a)	167,999	5,108,850
Verve Therapeutics, Inc.(a)	56,106	1,066,014
Total		85,511,656
Health Care Equipment & Supplies 3.7%
Angiodynamics, Inc.(a)	59,671	738,727
Avanos Medical, Inc.(a)	7,058	198,118
CONMED Corp.	41,306	3,973,224
Cue Health, Inc.(a)	31,046	66,749
Haemonetics Corp.(a)	55,222	4,294,615
Inogen, Inc.(a)	9,718	152,281
iRhythm Technologies, Inc.(a)	35,972	4,233,185
LeMaitre Vascular, Inc.	137,636	6,896,940
Merit Medical Systems, Inc.(a)	176,051	12,425,680
Mesa Laboratories, Inc.	42,109	7,433,081
Neogen Corp.(a)	362,868	6,419,135
Nevro Corp.(a)	25,341	796,721
Omnicell, Inc.(a)	98,471	5,360,761
OraSure Technologies, Inc.(a)	177,580	1,120,530
Orthofix Medical, Inc.(a)	58,792	1,211,115
Outset Medical, Inc.(a)	157,652	3,596,042
Shockwave Medical, Inc.(a)	26,888	5,115,173
Tactile Systems Technology, Inc.(a)	26,628	384,775
Common Stocks (continued)
Issuer	Shares	Value ($)
Varex Imaging Corp.(a)	42,807	757,256
Zimvie, Inc.(a)	95,525	1,087,074
Total		66,261,182
Health Care Providers & Services 1.0%
Acadia Healthcare Co., Inc.(a)	48,567	3,521,593
Accolade, Inc.(a)	213,753	2,374,796
AdaptHealth Corp.(a)	144,461	2,309,931
Amedisys, Inc.(a)	27,527	2,531,108
Cano Health, Inc.(a)	512,179	845,095
Cross Country Healthcare, Inc.(a)	14,331	379,055
National HealthCare Corp.	15,800	880,376
National Research Corp., Class A	54,318	2,453,001
Premier, Inc.	44,600	1,435,674
Select Medical Holdings Corp.	36,800	1,000,592
Total		17,731,221
Health Care Technology 1.3%
Computer Programs & Systems, Inc.(a)	39,523	1,186,085
Definitive Healthcare Corp.(a)	229,000	2,615,180
Evolent Health, Inc., Class A(a)	155,517	5,444,650
Health Catalyst, Inc.(a)	194,315	2,712,637
HealthStream, Inc.(a)	21,581	553,553
NextGen Healthcare, Inc.(a)	25,469	461,244
Simulations Plus, Inc.	162,994	6,200,292
Veradigm, Inc.(a)	227,438	3,777,745
Total		22,951,386
Life Sciences Tools & Services 0.9%
Azenta, Inc.(a)	93,276	4,093,884
Berkeley Lights, Inc.(a)	228,929	400,626
Harvard Bioscience, Inc.(a)	8,964	25,368
Personalis, Inc.(a)	136,731	411,560
Repligen Corp.(a)	39,000	6,800,430
Seer, Inc.(a)	61,405	251,146
Stevanato Group SpA	220,075	4,786,631
Total		16,769,645

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 0.9%
Amylyx Pharmaceuticals, Inc.(a)	24,639	857,930
Arvinas, Inc.(a)	61,256	1,877,497
Atea Pharmaceuticals, Inc.(a)	42,293	149,717
Athira Pharma, Inc.(a)	35,142	108,237
Intra-Cellular Therapies, Inc.(a)	56,311	2,760,928
Nektar Therapeutics(a)	323,308	446,165
NGM Biopharmaceuticals, Inc.(a)	79,712	377,835
Phibro Animal Health Corp., Class A	42,300	664,533
Prestige Consumer Healthcare, Inc.(a)	48,203	2,904,231
Revance Therapeutics, Inc.(a)	154,723	5,368,888
Taro Pharmaceutical Industries Ltd.(a)	39,400	1,190,668
Theravance Biopharma, Inc.(a)	14,850	160,380
Total		16,867,009
Total Health Care		226,092,099
Industrials 22.9%
Aerospace & Defense 2.2%
AerSale Corp.(a)	68,054	1,351,553
Astra Space, Inc.(a)	235,817	134,416
Astronics Corp.(a)	42,172	642,701
Axon Enterprise, Inc.(a)	52,821	10,580,575
Hexcel Corp.	67,572	4,929,377
Mercury Systems, Inc.(a)	152,543	7,984,101
Moog, Inc., Class A	56,278	5,550,136
National Presto Industries, Inc.	16,100	1,104,943
Parsons Corp.(a)	117,642	5,297,419
V2X, Inc.(a)	37,100	1,720,327
Total		39,295,548
Air Freight & Logistics 0.1%
Atlas Air Worldwide Holdings, Inc.(a)	10,000	1,008,100
Forward Air Corp.	10,600	1,094,026
Radiant Logistics, Inc.(a)	25,369	144,096
Total		2,246,222
Airlines 0.2%
Frontier Group Holdings, Inc.(a)	129,205	1,519,451
JetBlue Airways Corp.(a)	220,321	1,828,664
Total		3,348,115
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 2.5%
AAON, Inc.	162,787	14,807,106
Advanced Drainage Systems, Inc.	24,999	2,218,161
AZZ, Inc.	36,400	1,479,660
Insteel Industries, Inc.	36,100	1,073,975
JELD-WEN Holding, Inc.(a)	133,964	1,761,627
PGT, Inc.(a)	15,200	321,480
Quanex Building Products Corp.	45,753	1,187,290
Resideo Technologies, Inc.(a)	170,495	3,126,878
Simpson Manufacturing Co., Inc.	125,085	13,491,668
Trex Company, Inc.(a)	105,300	5,383,989
UFP Industries, Inc.	3,794	324,501
Total		45,176,335
Commercial Services & Supplies 2.4%
ABM Industries, Inc.	115,000	5,567,150
ACCO Brands Corp.	195,100	1,106,217
ACV Auctions, Inc., Class A(a)	207,779	2,543,215
BrightView Holdings, Inc.(a)	32,979	208,427
Brink’s Co. (The)	19,100	1,246,275
Casella Waste Systems, Inc., Class A(a)	245,733	19,122,942
CoreCivic, Inc.(a)	322,785	3,134,242
Harsco Corp.(a)	86,704	733,516
Healthcare Services Group, Inc.	75,600	1,003,212
Interface, Inc.	95,300	840,546
Kimball International, Inc., Class B	139,746	965,645
MillerKnoll, Inc.	61,200	1,460,844
MSA Safety, Inc.	34,671	4,658,049
Steelcase, Inc., Class A	98,602	775,998
Viad Corp.(a)	15,716	404,058
Total		43,770,336
Construction & Engineering 1.9%
API Group Corp.(a)	228,800	5,374,512
Argan, Inc.	10,090	392,097
Construction Partners, Inc., Class A(a)	327,524	8,859,524
EMCOR Group, Inc.	42,957	7,183,270
Fluor Corp.(a)	42,500	1,558,475
Great Lakes Dredge & Dock Corp.(a)	10,304	59,093
MasTec, Inc.(a)	22,772	2,225,280

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Primoris Services Corp.	47,061	1,294,177
Sterling Infrastructure, Inc.(a)	9,200	353,832
Tutor Perini Corp.(a)	203,262	1,648,455
Valmont Industries, Inc.	14,681	4,658,722
Total		33,607,437
Electrical Equipment 1.2%
Bloom Energy Corp., Class A(a)	303,315	6,578,902
Encore Wire Corp.	32,189	6,212,799
EnerSys	11,700	1,061,073
GrafTech International Ltd.	200,100	1,130,565
NEXTracker, Inc., Class A(a)	19,444	591,876
Powell Industries, Inc.	19,695	873,473
Preformed Line Products Co.	5,000	445,825
Shoals Technologies Group, Inc., Class A(a)	152,556	3,743,724
Thermon(a)	40,200	1,063,290
Vertiv Holdings Co.	51,069	829,871
Total		22,531,398
Machinery 5.1%
AGCO Corp.	7,396	1,041,431
Allison Transmission Holdings, Inc.	30,200	1,434,500
Astec Industries, Inc.	25,129	1,131,559
Barnes Group, Inc.	23,200	977,648
Blue Bird Corp.(a)	25,600	519,936
Chart Industries, Inc.(a)	23,176	3,093,996
Columbus McKinnon Corp.	28,800	1,069,056
Douglas Dynamics, Inc.	158,910	5,925,754
Enerpac Tool Group Corp.	38,600	1,039,498
ESCO Technologies, Inc.	72,987	6,801,659
Evoqua Water Technologies Corp.(a)	242,809	11,790,805
Flowserve Corp.	46,900	1,626,961
Gates Industrial Corp. PLC(a)	64,100	899,964
Greenbrier Companies, Inc. (The)	49,132	1,577,628
Helios Technologies, Inc.	115,811	7,845,037
Hillenbrand, Inc.	27,200	1,282,208
Hillman Solutions Corp.(a)	412,855	3,670,281
Hyster-Yale Materials Handling, Inc.	8,200	319,062
ITT, Inc.	44,037	4,002,523
John Bean Technologies Corp.	88,130	9,772,736
Manitowoc Co., Inc. (The)(a)	82,894	1,567,526
Common Stocks (continued)
Issuer	Shares	Value ($)
Miller Industries, Inc.	17,800	495,018
Mueller Industries, Inc.	12,100	895,037
Mueller Water Products, Inc., Class A	78,100	1,083,247
Omega Flex, Inc.	40,251	4,684,411
Proto Labs, Inc.(a)	77,016	2,421,383
RBC Bearings, Inc.(a)	41,877	9,623,753
REV Group, Inc.	32,193	376,336
Timken Co. (The)	19,400	1,657,730
Trinity Industries, Inc.	58,431	1,630,809
Wabash National Corp.	112,962	3,095,159
Total		93,352,651
Marine 0.2%
Matson, Inc.	15,500	1,030,905
Star Bulk Carriers Corp.	96,400	2,362,764
Total		3,393,669
Professional Services 2.5%
Alight, Inc., Class A(a)	223,924	2,149,671
Barrett Business Services, Inc.	10,746	1,031,401
BGSF, Inc.	15,300	216,342
Exponent, Inc.	152,991	15,742,774
Heidrick & Struggles International, Inc.	68,613	2,355,484
ICF International, Inc.	36,123	3,593,877
KBR, Inc.	146,693	8,084,251
Kelly Services, Inc., Class A	78,652	1,315,848
Kforce, Inc.	17,400	1,087,326
Korn/Ferry International	27,800	1,553,742
ManpowerGroup, Inc.	10,600	899,728
Resources Connection, Inc.	95,546	1,725,561
Science Applications International Corp.	38,203	4,073,968
TrueBlue, Inc.(a)	116,074	2,170,584
Total		46,000,557
Road & Rail 1.1%
ArcBest Corp.	78,121	7,515,240
Covenant Logistics Group, Inc., Class A	27,611	956,721
Heartland Express, Inc.	228,769	3,690,044
Lyft, Inc., Class A(a)	80,728	807,280
PAM Transportation Services, Inc.(a)	16,700	484,300
Saia, Inc.(a)	16,810	4,553,325

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
TuSimple Holdings, Inc., Class A(a)	81,635	156,739
Werner Enterprises, Inc.	19,502	905,868
Total		19,069,517
Trading Companies & Distributors 3.5%
Air Lease Corp.	65,643	2,841,029
Alta Equipment Group, Inc.	8,403	158,060
Applied Industrial Technologies, Inc.	44,090	6,298,697
Beacon Roofing Supply, Inc.(a)	50,954	3,312,010
BlueLinx Holdings, Inc.(a)	14,300	1,206,777
Boise Cascade Co.	48,556	3,355,705
Core & Main, Inc., Class A(a)	137,742	3,210,766
FTAI Aviation Ltd.	99,712	2,519,722
Global Industrial Co.	17,527	493,035
Herc Holdings Inc	31,874	4,576,788
NOW, Inc.(a)	79,926	1,027,049
Rush Enterprises, Inc., Class A	71,916	4,076,199
SiteOne Landscape Supply, Inc.(a)	83,551	12,393,955
Titan Machinery, Inc.(a)	25,272	1,157,205
Transcat, Inc.(a)	52,188	4,696,398
Triton International Ltd.	50,300	3,467,682
Univar, Inc.(a)	113,306	3,937,383
WESCO International, Inc.(a)	23,325	3,862,154
Xometry, Inc., Class A(a)	55,677	1,693,138
Total		64,283,752
Total Industrials		416,075,537
Information Technology 14.8%
Communications Equipment 0.5%
Aviat Networks, Inc.(a)	7,339	260,755
Ciena Corp.(a)	65,474	3,157,156
Comtech Telecommunications Corp.	33,068	528,757
Digi International, Inc.(a)	2,075	69,243
Extreme Networks, Inc.(a)	152,001	2,845,459
Inseego Corp.(a)	92,847	83,144
InterDigital, Inc.	17,700	1,291,923
NETGEAR, Inc.(a)	27,568	498,981
Netscout Systems, Inc.(a)	6,043	171,863
Ribbon Communications, Inc.(a)	114,490	510,625
Total		9,417,906
Common Stocks (continued)
Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 2.7%
Avnet, Inc.	31,700	1,417,307
Belden, Inc.	18,600	1,569,468
Benchmark Electronics, Inc.	53,270	1,267,293
Coherent Corp.(a)	100,941	4,353,585
ePlus, Inc.(a)	19,400	1,050,898
Fabrinet(a)	15,042	1,833,169
FARO Technologies, Inc.(a)	23,203	631,122
Insight Enterprises, Inc.(a)	9,800	1,312,416
IPG Photonics Corp.(a)	12,400	1,528,176
Itron, Inc.(a)	65,030	3,626,723
Kimball Electronics, Inc.(a)	45,434	1,136,304
Knowles Corp.(a)	106,881	1,814,839
Littelfuse, Inc.	7,814	2,021,716
nLight, Inc.(a)	60,471	683,322
Novanta, Inc.(a)	91,079	14,291,206
Ouster, Inc.(a)	118,547	142,257
PC Connection, Inc.	11,000	481,800
Plexus Corp.(a)	14,576	1,397,693
Sanmina Corp.(a)	19,900	1,203,154
Scansource, Inc.(a)	33,996	1,059,995
TTM Technologies, Inc.(a)	79,000	1,049,910
Vishay Intertechnology, Inc.	201,156	4,270,542
Vontier Corp.	62,300	1,630,391
Total		49,773,286
IT Services 1.3%
Cass Information Systems, Inc.	24,000	1,160,400
DigitalOcean Holdings, Inc.(a)	52,606	1,682,340
Euronet Worldwide, Inc.(a)	14,100	1,534,785
ExlService Holdings, Inc.(a)	39,340	6,471,823
Flywire Corp.(a)	44,624	1,103,552
Globant SA(a)	12,142	2,004,401
International Money Express, Inc.(a)	60,900	1,555,995
MAXIMUS, Inc.	12,100	993,168
Paysafe Ltd.(a)	60,995	1,216,240
Rackspace Technology, Inc.(a)	154,809	363,801
Remitly Global, Inc.(a)	149,770	2,191,135
TTEC Holdings, Inc.	21,800	877,668

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Unisys Corp.(a)	99,620	496,108
Verra Mobility Corp.(a)	68,500	1,180,255
Total		22,831,671
Semiconductors & Semiconductor Equipment 1.9%
ACM Research, Inc., Class A(a)	134,800	1,399,224
Allegro MicroSystems, Inc.(a)	54,999	2,402,356
Amkor Technology, Inc.	55,478	1,429,113
Cirrus Logic, Inc.(a)	33,206	3,411,917
Credo Technology Group Holding Ltd.(a)	77,729	824,705
Diodes, Inc.(a)	51,869	4,755,869
Impinj, Inc.(a)	13,070	1,733,343
MaxLinear, Inc., Class A(a)	27,700	947,617
MKS Instruments, Inc.	19,340	1,874,626
Photronics, Inc.(a)	59,400	1,046,628
Power Integrations, Inc.	25,528	2,099,678
Rambus, Inc.(a)	131,779	5,828,585
Semtech Corp.(a)	48,500	1,494,285
Ultra Clean Holdings, Inc.(a)	77,600	2,472,336
Wolfspeed, Inc.(a)	28,604	2,116,124
Total		33,836,406
Software 8.1%
ACI Worldwide, Inc.(a)	63,800	1,649,230
Adeia, Inc.	120,789	1,190,980
Altair Engineering, Inc., Class A(a)	158,243	10,137,047
Blackline, Inc.(a)	149,309	10,206,763
Blend Labs, Inc., Class A(a)	319,421	504,685
Box, Inc., Class A(a)	71,064	2,369,984
Cerence, Inc.(a)	179,154	4,905,237
Clear Secure, Inc., Class A	76,672	2,356,897
Clearwater Analytics Holdings, Inc., Class A(a)	226,775	3,902,798
Confluent, Inc., Class A(a)	92,348	2,252,368
Consensus Cloud Solutions, Inc.(a)	15,178	622,905
CyberArk Software Ltd.(a)	27,634	4,000,574
Descartes Systems Group, Inc. (The)(a)	192,485	14,182,295
Dropbox, Inc., Class A(a)	69,997	1,427,939
Ebix, Inc.	51,400	893,332
Elastic NV(a)	31,603	1,865,209
Envestnet, Inc.(a)	63,821	3,989,451
Everbridge, Inc.(a)	47,276	1,544,980
Common Stocks (continued)
Issuer	Shares	Value ($)
Five9, Inc.(a)	34,788	2,296,008
HashiCorp, Inc., Class A(a)	85,987	2,510,820
Informatica, Inc., Class A(a)	52,426	904,349
Intelligent Systems Corp.(a)	11,900	395,913
Jamf Holding Corp.(a)	18,500	392,570
JFrog Ltd.(a)	72,151	1,659,473
Latch, Inc.(a)	28,600	22,594
Model N, Inc.(a)	276,900	9,193,080
NCR Corp.(a)	48,000	1,225,440
New Relic, Inc.(a)	53,421	3,898,130
Nutanix, Inc., Class A(a)	102,149	2,885,709
ON24, Inc.(a)	17,351	167,264
Paycor HCM, Inc.(a)	359,487	8,904,493
PowerSchool Holdings, Inc., Class A(a)	11,541	264,866
PROS Holdings, Inc.(a)	227,048	5,923,682
Q2 Holdings, Inc.(a)	132,990	4,292,917
SecureWorks Corp., Class A(a)	9,338	70,689
SentinelOne, Inc., Class A(a)	121,874	1,948,765
Smartsheet, Inc., Class A(a)	75,359	3,317,303
SolarWinds Corp.(a)	77,714	662,123
Sprout Social, Inc., Class A(a)	22,209	1,354,305
SPS Commerce, Inc.(a)	102,400	15,425,536
Telos Corp.(a)	211,800	819,666
Upland Software, Inc.(a)	63,538	367,885
Vertex, Inc.(a)	321,591	5,010,388
Workiva, Inc., Class A(a)	57,155	5,098,226
Xperi, Inc.(a)	4,360	50,968
Total		147,065,836
Technology Hardware, Storage & Peripherals 0.3%
Avid Technology, Inc.(a)	40,653	1,181,376
Quantum Corp.(a)	48,960	55,325
Super Micro Computer, Inc.(a)	23,407	2,293,184
Xerox Holdings Corp.	143,083	2,359,439
Total		5,889,324
Total Information Technology		268,814,429

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	17

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.7%
Chemicals 1.8%
AdvanSix, Inc.	36,388	1,497,366
Ashland, Inc.	24,300	2,473,254
Avient Corp.	29,737	1,297,425
Balchem Corp.	69,057	8,977,410
Cabot Corp.	69,068	5,492,978
Chase Corp.	9,700	950,018
Ecovyst, Inc.(a)	291,147	2,923,116
Hawkins, Inc.	7,000	284,690
HB Fuller Co.	41,800	2,915,968
Ingevity Corp.(a)	4,600	379,776
Koppers Holdings, Inc.	6,410	230,055
Minerals Technologies, Inc.	15,100	917,325
NewMarket Corp.	1,000	343,500
Rayonier Advanced Materials, Inc.(a)	119,669	981,286
Trinseo PLC	114,532	2,654,852
Valhi, Inc.	4,967	117,668
Total		32,436,687
Containers & Packaging 0.4%
Myers Industries, Inc.	38,500	994,840
O-I Glass, Inc.(a)	234,252	5,205,079
TriMas Corp.	35,000	1,049,650
Total		7,249,569
Metals & Mining 1.3%
Arconic Corp.(a)	50,706	1,340,667
ATI, Inc.(a)	97,275	3,954,229
Constellium SE(a)	53,700	858,663
Kaiser Aluminum Corp.	12,647	1,003,160
Materion Corp.	41,000	4,578,880
Novagold Resources, Inc.(a)	53,851	301,027
Olympic Steel, Inc.	10,100	530,250
Ryerson Holding Corp.	113,170	4,066,198
Schnitzer Steel Industries, Inc., Class A	39,848	1,302,631
SunCoke Energy, Inc.	83,563	794,684
Tredegar Corp.	85,900	998,158
Common Stocks (continued)
Issuer	Shares	Value ($)
Warrior Met Coal, Inc.	69,529	2,660,875
Worthington Industries, Inc.	6,200	374,728
Total		22,764,150
Paper & Forest Products 0.2%
Clearwater Paper Corp.(a)	23,861	920,796
Louisiana-Pacific Corp.	25,900	1,515,409
Mercer International, Inc.	95,100	1,025,178
Sylvamo Corp.	18,235	899,533
Total		4,360,916
Total Materials		66,811,322
Real Estate 4.6%
Equity Real Estate Investment Trusts (REITS) 3.5%
Alexander’s, Inc.	4,500	985,095
American Assets Trust, Inc.	88,600	2,235,378
Apple Hospitality REIT, Inc.	497,355	8,211,331
Armada Hoffler Properties, Inc.	38,136	488,903
Braemar Hotels & Resorts, Inc.	172,000	801,520
Chatham Lodging Trust	41,243	503,577
CTO Realty Growth, Inc.	14,153	248,810
CubeSmart	56,279	2,644,550
Diversified Healthcare Trust	161,900	158,662
Empire State Realty Trust, Inc., Class A	195,700	1,426,653
Equity Commonwealth	165,696	3,517,726
First Industrial Realty Trust, Inc.	52,894	2,790,158
Hersha Hospitality Trust	100,456	839,812
Kite Realty Group Trust	210,709	4,576,599
NetSTREIT Corp.	88,735	1,791,560
Park Hotels & Resorts, Inc.	121,300	1,667,875
Pebblebrook Hotel Trust	110,300	1,573,981
Piedmont Office Realty Trust, Inc.	107,973	987,953
Rayonier, Inc.	88,074	2,957,525
RLJ Lodging Trust	338,593	3,839,645
Ryman Hospitality Properties, Inc.	46,370	4,301,745
STAG Industrial, Inc.	82,998	2,792,053
Sunstone Hotel Investors, Inc.	291,486	3,081,007
Tanger Factory Outlet Centers, Inc.	226,946	4,287,010
Terreno Realty Corp.	71,465	4,445,838
Xenia Hotels & Resorts, Inc.	163,239	2,291,875
Total		63,446,841

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate Management & Development 1.1%
Cushman & Wakefield PLC(a)	106,900	1,383,286
Douglas Elliman, Inc.	176,161	743,399
FirstService Corp.	80,950	11,108,769
Forestar Group, Inc.(a)	19,656	280,491
Marcus & Millichap, Inc.	47,800	1,642,886
RE/MAX Holdings, Inc., Class A	86,900	1,606,781
RMR Group, Inc. (The), Class A	40,500	1,139,670
Seritage Growth Properties, Class A(a)	118,300	1,429,064
Zillow Group, Inc., Class A(a)	7,245	299,581
Total		19,633,927
Total Real Estate		83,080,768
Utilities 2.3%
Electric Utilities 0.8%
Allete, Inc.	33,840	2,070,669
Hawaiian Electric Industries, Inc.	35,400	1,431,930
NRG Energy, Inc.	51,701	1,695,276
Otter Tail Corp.	23,700	1,680,093
PNM Resources, Inc.	29,400	1,440,600
Portland General Electric Co.	126,671	6,054,874
Total		14,373,442
Gas Utilities 0.9%
New Jersey Resources Corp.	109,303	5,577,732
Northwest Natural Holding Co.	49,971	2,415,598
ONE Gas, Inc.	76,052	6,096,329
Southwest Gas Holdings, Inc.	22,500	1,417,725
Spire, Inc.	20,300	1,429,120
Total		16,936,504
Independent Power and Renewable Electricity Producers 0.3%
Altus Power, Inc.(a)	28,921	195,795
Clearway Energy, Inc., Class C	115,872	3,639,539
Vistra Corp.	84,147	1,850,393
Total		5,685,727
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 0.3%
Avista Corp.	36,600	1,504,992
Black Hills Corp.	22,600	1,387,866
NorthWestern Corp.	25,700	1,484,946
Total		4,377,804
Total Utilities		41,373,477
Total Common Stocks (Cost $1,699,409,616)		1,766,513,620

Exchange-Traded Equity Funds 0.8%
	Shares	Value ($)
Sector 0.3%
SPDR S&P Biotech ETF(a)	72,299	5,989,972
U.S. Small Cap 0.5%
iShares Russell 2000 ETF	44,100	8,298,738
Total Exchange-Traded Equity Funds (Cost $14,730,339)		14,288,710

Money Market Funds 1.7%

Columbia Short-Term Cash Fund, 4.748%(e),(f)	31,590,159	31,577,523
Total Money Market Funds (Cost $31,578,185)		31,577,523
Total Investments in Securities (Cost: $1,745,718,140)		1,812,379,853
Other Assets & Liabilities, Net		1,099,884
Net Assets		1,813,479,737

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	19

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.
(c)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Clementia Pharmaceuticals, Inc.	04/23/2019	134,864	—	—

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(f)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	14,327,819	251,361,076	(234,110,837)	(535)	31,577,523	733	524,713	31,590,159
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	14,694,795	—	—	14,694,795
Consumer Discretionary	187,063,174	—	—	187,063,174
Consumer Staples	45,734,737	—	—	45,734,737
Energy	87,063,175	—	—	87,063,175
Financials	329,710,107	—	—	329,710,107
Health Care	226,092,099	—	0*	226,092,099
Industrials	416,075,537	—	—	416,075,537
Information Technology	268,814,429	—	—	268,814,429
Materials	66,811,322	—	—	66,811,322
Real Estate	83,080,768	—	—	83,080,768
Utilities	41,373,477	—	—	41,373,477
Total Common Stocks	1,766,513,620	—	0*	1,766,513,620
Exchange-Traded Equity Funds	14,288,710	—	—	14,288,710
Money Market Funds	31,577,523	—	—	31,577,523
Total Investments in Securities	1,812,379,853	—	0*	1,812,379,853

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	21

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,714,139,955)	$1,780,802,330
Affiliated issuers (cost $31,578,185)	31,577,523
Receivable for:
Investments sold	3,564,614
Capital shares sold	1,738,399
Dividends	2,093,080
Foreign tax reclaims	4,699
Expense reimbursement due from Investment Manager	9,227
Prepaid expenses	12,124
Trustees’ deferred compensation plan	108,787
Other assets	35,201
Total assets	1,819,945,984
Liabilities
Payable for:
Investments purchased	3,608,876
Capital shares purchased	2,229,395
Management services fees	40,308
Transfer agent fees	400,630
Compensation of board members	25,856
Compensation of chief compliance officer	121
Other expenses	52,274
Trustees’ deferred compensation plan	108,787
Total liabilities	6,466,247
Net assets applicable to outstanding capital stock	$1,813,479,737
Represented by
Paid in capital	1,776,649,118
Total distributable earnings (loss)	36,830,619
Total - representing net assets applicable to outstanding capital stock	$1,813,479,737
Institutional Class
Net assets	$1,813,477,320
Shares outstanding	121,905,348
Net asset value per share	$14.88
Institutional 3 Class
Net assets	$2,417
Shares outstanding	163
Net asset value per share(a)	$14.86

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9,831,776
Dividends — affiliated issuers	524,713
Foreign taxes withheld	(18,198)
Total income	10,338,291
Expenses:
Management services fees	5,367,180
Transfer agent fees
Institutional Class	2,153,111
Compensation of board members	18,060
Custodian fees	38,475
Printing and postage fees	172,299
Registration fees	38,034
Audit fees	27,318
Legal fees	14,844
Compensation of chief compliance officer	121
Other	12,905
Total expenses	7,842,347
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,419,869)
Total net expenses	6,422,478
Net investment income	3,915,813
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,238,528)
Investments — affiliated issuers	733
Net realized loss	(10,237,795)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	61,303,006
Investments — affiliated issuers	(535)
Net change in unrealized appreciation (depreciation)	61,302,471
Net realized and unrealized gain	51,064,676
Net increase in net assets resulting from operations	$54,980,489
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	23

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$3,915,813	$1,845,505
Net realized gain (loss)	(10,237,795)	138,601,938
Net change in unrealized appreciation (depreciation)	61,302,471	(363,318,981)
Net increase (decrease) in net assets resulting from operations	54,980,489	(222,871,538)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(116,769,103)	(213,409,162)
Institutional 3 Class	(236)	(529)
Total distributions to shareholders	(116,769,339)	(213,409,691)
Increase in net assets from capital stock activity	590,164,655	237,772,579
Total increase (decrease) in net assets	528,375,805	(198,508,650)
Net assets at beginning of period	1,285,103,932	1,483,612,582
Net assets at end of period	$1,813,479,737	$1,285,103,932

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	38,437,041	584,981,457	21,496,910	377,218,941
Distributions reinvested	8,364,549	116,769,103	11,448,989	213,409,162
Redemptions	(7,520,954)	(111,585,905)	(18,945,152)	(352,855,524)
Net increase	39,280,636	590,164,655	14,000,747	237,772,579
Total net increase	39,280,636	590,164,655	14,000,747	237,772,579
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

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Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	25

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$15.55	0.04	0.71	0.75	(0.05)	(1.37)	(1.42)
Year Ended 8/31/2022	$21.62	0.02	(2.85)	(2.83)	(0.01)	(3.23)	(3.24)
Year Ended 8/31/2021	$14.76	0.00(e)	6.92	6.92	(0.06)	—	(0.06)
Year Ended 8/31/2020	$14.39	0.04	0.80	0.84	(0.05)	(0.42)	(0.47)
Year Ended 8/31/2019	$17.75	0.03	(2.37)	(2.34)	(0.02)	(1.00)	(1.02)
Year Ended 8/31/2018	$15.18	(0.01)	3.80	3.79	(0.01)	(1.21)	(1.22)
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$15.55	0.05	0.71	0.76	(0.08)	(1.37)	(1.45)
Year Ended 8/31/2022	$21.58	0.05	(2.83)	(2.78)	(0.02)	(3.23)	(3.25)
Year Ended 8/31/2021	$14.73	0.03	6.90	6.93	(0.08)	—	(0.08)
Year Ended 8/31/2020(g)	$15.37	0.04	(0.68)(h)	(0.64)	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Rounds to zero.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$14.88	5.40%	1.21%(c)	0.99%(c)	0.60%(c)	21%	$1,813,477
Year Ended 8/31/2022	$15.55	(15.57%)	1.17%(d)	0.99%(d)	0.13%	59%	$1,285,101
Year Ended 8/31/2021	$21.62	46.94%	1.13%	0.99%	0.01%	59%	$1,483,609
Year Ended 8/31/2020	$14.76	5.76%	1.09%	0.99%	0.26%	83%	$1,167,589
Year Ended 8/31/2019	$14.39	(12.85%)	1.06%	1.05%	0.22%	97%	$1,664,350
Year Ended 8/31/2018	$17.75	26.26%	1.17%(f)	1.09%(f)	(0.04%)	82%	$1,794,886
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$14.86	5.48%	0.90%(c)	0.81%(c)	0.74%(c)	21%	$2
Year Ended 8/31/2022	$15.55	(15.33%)	0.84%(d)	0.81%(d)	0.30%	59%	$3
Year Ended 8/31/2021	$21.58	47.18%	0.86%	0.81%	0.16%	59%	$4
Year Ended 8/31/2020(g)	$14.73	(4.16%)	0.86%(c)	0.81%(c)	0.38%(c)	83%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	27

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Multi-Manager Small Cap Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
28	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.83% of the Fund’s average daily net assets.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Conestoga Capital Advisors, LLC, Hotchkis and Wiley Capital Management, LLC, J.P. Morgan Investment Management Inc. and Jacobs Levy Equity Management, Inc., each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
30	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.33
Institutional 3 Class	0.02
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	31

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through December 31, 2023
Institutional Class	0.99%
Institutional 3 Class	0.81
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,745,718,000	197,144,000	(130,482,000)	66,662,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $741,016,994 and $280,061,762, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
32	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Industrials sector risk
The Fund is more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	33

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly
34	Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
(10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multi-Manager Small Cap Equity Strategies Fund | Semiannual Report 2023	35

Multi-Manager Small Cap Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR102_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Multi-Manager International Equity Strategies Fund
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Multi-Manager International Equity Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager International Equity Strategies Fund  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Arrowstreet Capital, Limited Partnership
Peter Rathjens, Ph.D.
Manolis Liodakis, Ph.D., M.B.A.
John Campbell, Ph.D.
Derek Vance, CFA
Christopher Malloy, Ph.D.
Baillie Gifford Overseas Limited
Donald Farquharson, CFA
Andrew Stobart
Jenny Davis
Tom Walsh, CFA
Chris Davies
Steve Vaughan, CFA
Causeway Capital Management LLC
Sarah Ketterer, M.B.A.
Harry Hartford
Conor Muldoon, CFA, M.B.A
Alessandro Valentini, CFA, M.B.A.
Jonathan Eng, M.B.A.
Ellen Lee, M.B.A.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	Life
Institutional Class	05/17/18	16.04	-1.80	3.42
Institutional 3 Class*	12/18/19	16.06	-1.64	3.51
MSCI EAFE Index (Net)		12.58	-3.14	2.52
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	4.5
Consumer Discretionary	10.8
Consumer Staples	9.0
Energy	6.1
Financials	15.6
Health Care	9.7
Industrials	19.4
Information Technology	15.3
Materials	6.3
Real Estate	0.0(a)
Utilities	3.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Fund at a Glance   (continued)
(Unaudited)
Country breakdown (%) (at February 28, 2023)
Argentina	1.4
Australia	0.5
Austria	0.2
Belgium	1.1
Brazil	0.8
Canada	2.5
China	2.4
Denmark	1.8
Finland	0.9
France	11.7
Germany	10.0
Hong Kong	2.1
Ireland	3.1
Israel	0.1
Italy	4.1
Japan	16.8
Jersey	0.0(a)
Luxembourg	0.0(a)
Netherlands	7.0
Norway	0.7
Panama	0.3
Portugal	0.0(a)
Russian Federation	0.0(a)
Singapore	0.0(a)
South Africa	0.4
South Korea	2.9
Spain	3.7
Sweden	2.4
Switzerland	6.6
Taiwan	1.2
Turkey	0.6
United Kingdom	13.2
United States(b)	1.5
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,160.40	1,019.93	5.25	4.91	0.98
Institutional 3 Class	1,000.00	1,000.00	1,160.60	1,020.68	4.45	4.16	0.83
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
6	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 92.4%
Issuer	Shares	Value ($)
Argentina 1.4%
MercadoLibre, Inc.(a)	25,222	30,770,840
Australia 0.5%
Aurizon Holdings Ltd.	25,745	57,209
Cochlear Ltd.	29,468	4,394,406
Coles Group Ltd.	41,640	508,575
Estia Health	703,546	983,569
GrainCorp Ltd.	200,172	1,055,541
Metcash Ltd.	71,054	194,252
South32 Ltd.	366,863	1,065,893
Treasury Wine Estates Ltd.	138,024	1,298,191
Yancoal Australia Ltd.	467,517	1,841,128
Total		11,398,764
Austria 0.2%
OMV AG	63,123	3,074,563
Wienerberger AG	40,580	1,261,484
Total		4,336,047
Belgium 1.0%
Anheuser-Busch InBev SA/NV	347,655	21,088,272
Proximus SADP	164,188	1,511,984
Total		22,600,256
Brazil 0.6%
Banco Bradesco SA, ADR	1,619,665	4,097,752
Petroleo Brasileiro SA, ADR	457,463	5,073,265
Petroleo Brasileiro SA, ADR	341,818	3,336,144
Total		12,507,161
Canada 2.3%
AbCellera Biologics, Inc.(a)	243,042	2,041,553
Alimentation Couche-Tard, Inc.	237,817	11,156,223
Canadian National Railway Co.	109,982	12,526,422
Constellation Software, Inc.	5,577	9,589,252
Eldorado Gold Corp.(a)	6,213	57,905
Lumine Group, Inc.(a),(b),(c)	16,733	171,295
Ritchie Bros. Auctioneers, Inc.	71,103	4,349,370
Shopify, Inc., Class A(a)	133,849	5,506,548
Common Stocks (continued)
Issuer	Shares	Value ($)
Topicus.com, Inc.(a)	111,713	7,263,596
Total		52,662,164
China 2.2%
Alibaba Group Holding Ltd.(a)	507,132	5,574,113
Beijing Capital International Airport Co., Ltd., Class H(a)	6,456,000	4,725,696
China Communications Services Corp., Ltd., Class H	148,000	57,542
China Construction Bank Corp., ADR	30,522	371,758
China Construction Bank Corp., Class H	3,764,000	2,300,849
China Minsheng Banking Corp. Ltd., Class H	553,500	191,154
Dongfeng Motor Group Co., Ltd.	510,000	260,542
Everbright Securities Co., Ltd., Class H	545,200	376,050
GF Securities Co., Ltd.	52,800	74,966
Hangzhou Steam Turbine Power Group Co., Ltd., Class B	76,600	110,859
Kingboard Chemical Holdings Ltd.	256,000	913,954
Meituan, Class B(a)	418,930	7,270,502
Ping An Insurance Group Co. of China Ltd., Class H	940,500	6,420,357
SITC International Holdings Co., Ltd.	125,000	261,494
Tencent Holdings Ltd.	293,300	12,884,202
Tencent Music Entertainment Group, ADR(a)	877,602	6,617,119
WuXi Biologics Cayman, Inc.(a)	339,500	2,376,553
Zhongliang Holdings Group Co., Ltd.(a),(d)	1,455,500	133,656
Total		50,921,366
Denmark 1.7%
Ambu A/S(a)	209,577	3,071,156
AP Moller - Maersk A/S, Class A	778	1,778,269
AP Moller - Maersk A/S, Class B	1,115	2,597,223
Chr. Hansen Holding A/S	96,434	6,685,387
DSV A/S	66,494	12,082,376
Novo Nordisk A/S, Class B	34,177	4,827,681
Novozymes AS, Class B	171,524	8,261,269
Total		39,303,361
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Finland 0.8%
KONE OYJ, Class B	179,760	9,335,238
Nordea Bank	181,450	2,296,508
Nordea Bank Abp	522,777	6,624,751
Total		18,256,497
France 11.0%
Air Liquide SA	74,171	11,784,024
Alstom SA	652,139	19,139,130
AXA SA	527,985	16,637,595
BNP Paribas SA	298,541	20,871,356
Capgemini SE	2,987	560,171
Carrefour SA	487,229	9,632,256
Christian Dior SE	743	616,983
Cie Generale des Etablissements Michelin SCA	32,425	1,018,666
Credit Agricole SA	66,932	815,736
Danone SA	552,073	31,033,333
Dassault Systemes SE	341,366	13,173,388
Edenred	218,404	12,293,154
Engie SA	742,015	10,828,504
Kering SA	19,109	11,204,013
Nexans SA	42,661	4,113,062
Orange SA	609,272	6,955,633
Pernod Ricard SA	44,567	9,297,186
Sanofi	169,243	15,823,938
Sanofi, ADR	99,187	4,646,911
Sartorius Stedim Biotech	21,393	6,967,631
TotalEnergies SE	255,041	15,737,107
TotalEnergies SE, ADR	206,952	12,812,398
Valeo	196,520	4,082,653
VINCI SA	97,313	11,065,253
Total		251,110,081
Germany 8.6%
Allianz SE, Registered Shares	48,247	11,329,045
Bayer AG, Registered Shares	191,557	11,374,895
Bayerische Motoren Werke AG	139,061	14,346,292
Beiersdorf AG	16,006	1,910,246
Beiersdorf AG, ADR	11,780	280,482
BioNTech SE, ADR	41,797	5,435,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Continental AG	5,345	383,729
Deutsche Boerse AG	76,725	13,378,848
Deutsche Lufthansa AG, Registered Shares(a)	31,714	328,581
Deutsche Post AG	134,221	5,676,337
Deutsche Telekom AG, Registered Shares	1,325,742	29,753,722
Evonik Industries AG	21,069	449,860
Fresenius Medical Care AG & Co. KGaA	30,955	1,209,584
Fresenius SE & Co. KGaA	54,215	1,491,845
Henkel AG & Co. KGaA	37,852	2,617,276
Infineon Technologies AG	29,351	1,038,333
Mercedes-Benz Group AG, Registered Shares	140,192	10,744,703
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	22,622	7,792,766
Rational AG	15,784	10,469,409
RWE AG	290,659	12,337,677
SAP SE	363,513	41,299,071
Scout24 SE	233,509	12,797,739
Total		196,446,140
Hong Kong 2.0%
AIA Group Ltd.	2,206,200	23,447,532
ASMPT Ltd.	116,500	994,023
CK Hutchison Holdings Ltd.	245,500	1,465,942
CK Hutchison Holdings Ltd., ADR	4,406	26,128
Far East Horizon Ltd.	46,000	40,690
Futu Holdings Ltd., ADR(a)	50,442	2,482,251
Genertec Universal Medical Group Co., Ltd.	2,389,000	1,379,300
Hong Kong Exchanges and Clearing Ltd.	212,980	8,530,417
Jardine Matheson Holdings Ltd.	33,100	1,640,756
Sands China Ltd.(a)	955,200	3,315,130
WH Group Ltd.	350,000	203,675
Xinyi Glass Holdings Ltd.	723,000	1,351,826
Total		44,877,670
Ireland 3.0%
CRH PLC	338,913	15,943,133
Kingspan Group PLC	53,898	3,498,415
Kingspan Group PLC	138,469	9,064,425
Ryanair Holdings PLC, ADR(a)	419,691	38,934,734
Total		67,440,707

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.1%
Bank Hapoalim BM	22,181	185,527
Bank Leumi Le-Israel BM	80,660	627,093
Israel Chemicals Ltd.	33,989	246,671
Mizrahi Tefahot Bank Ltd.	7,805	232,097
Total		1,291,388
Italy 3.9%
Anima Holding SpA	152,720	659,744
Assicurazioni Generali SpA	7,190	142,214
Azimut Holding SpA	47,157	1,118,846
Banca Mediolanum SpA	21,469	208,003
Enel SpA	4,530,693	25,415,207
ENI SpA	833,106	11,766,815
ENI SpA, ADR	76,442	2,167,895
FinecoBank Banca Fineco SpA	655,127	11,320,910
Poste Italiane SpA	25,199	271,715
UniCredit SpA	1,723,380	35,257,844
Total		88,329,193
Japan 15.9%
AGC, Inc.	43,000	1,590,858
Air Water, Inc.	20,200	242,862
Alfresa Holdings Corp.	20,900	252,404
Anritsu Corp.	224,000	2,044,689
Asahi Group Holdings Ltd.	80,600	2,850,366
Asahi Yukizai Corp.	10,000	206,597
Awa Bank Ltd. (The)	42,200	688,969
Brother Industries Ltd.	89,300	1,313,509
Canon, Inc.	279,600	6,017,620
Chori Co., Ltd.	11,400	219,198
Chubu Electric Power Co., Inc.	282,500	2,925,076
Dai Nippon Toryo Co., Ltd.	13,700	85,514
Daicel Corp.	248,800	1,727,432
Dai-ichi Life Holdings, Inc.	238,900	5,096,769
Daiken Corp.	8,300	134,939
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	2,100	28,435
Denso Corp.	186,373	9,909,208
Disco Corp.	100	31,356
Electric Power Development Co., Ltd.	176,800	2,817,856
Common Stocks (continued)
Issuer	Shares	Value ($)
ENEOS Holdings, Inc.	164,400	565,188
Enomoto Co., Ltd.	84,100	1,143,683
FANUC Corp.	221,850	37,708,060
FUJIFILM Holdings Corp.	72,100	3,363,601
Fujitsu Ltd.	34,200	4,392,247
Furukawa Electric Co., Ltd.	47,300	826,803
Gunma Bank Ltd. (The)	195,100	732,317
Hakuhodo DY Holdings, Inc.	30,300	337,788
Harima Chemicals Group, Inc.	10,800	71,983
Hokkaido Electric Power Co., Inc.	43,200	149,599
Honda Motor Co., Ltd.	468,900	12,192,890
Honda Motor Co., Ltd. ADR	18,004	467,564
Hoya Corp.	14,300	1,415,739
Hoya Corp., ADR	4,532	446,062
Hyakugo Bank Ltd. (The)	112,600	346,512
Idemitsu Kosan Co., Ltd.	10,500	232,381
Inpex Corp.	1,039,000	10,893,283
ITOCHU ENEX Co., Ltd.	44,900	366,367
Iwaki Co., Ltd.	34,700	335,322
Japan Exchange Group, Inc.	468,703	6,990,520
Japan Petroleum Exploration Co., Ltd.	4,700	169,344
Japan Post Holdings Co., Ltd.	123,300	1,096,037
Japan Post Insurance Co., Ltd.	40,300	699,702
Kajima Corp.	126,700	1,514,195
Kamigumi Co., Ltd.	2,800	55,371
Kao Corp.	70,500	2,626,264
Kawasaki Heavy Industries Ltd.	30,300	662,120
Kawasaki Kisen Kaisha Ltd.	47,400	1,135,145
KDDI Corp.	40,900	1,196,647
Keyence Corp.	32,800	14,177,057
Kirin Holdings Co., Ltd.	315,800	4,727,049
Kissei Pharmaceutical Co., Ltd.	30,900	555,682
Konoike Transport Co., Ltd.	7,600	83,515
Kuraray Co., Ltd.	277,900	2,492,616
Kyocera Corp.	91,300	4,493,416
Kyocera Corp., ADR	20,155	993,138
Lixil Corp.	7,500	119,567
Mazda Motor Corp.	28,200	252,307
Mebuki Financial Group, Inc.	367,600	988,178

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	9

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Megmilk Snow Brand Co., Ltd.	37,500	486,564
Mitsubishi Electric Corp.	374,600	4,209,462
Mitsubishi Heavy Industries Ltd.	16,500	608,019
Mitsubishi Pencil Co., Ltd.	28,900	312,732
Mitsui & Co., Ltd.	101,700	2,854,299
Mitsui Chemicals, Inc.	57,000	1,375,132
Mitsui OSK Lines Ltd.	341,300	8,914,794
MonotaRO Co., Ltd	538,980	7,330,864
MS&AD Insurance Group Holdings, Inc.	32,100	1,050,445
Murata Manufacturing Co., Ltd.	312,600	16,732,661
NGK Insulators Ltd.	66,800	886,699
NH Foods Ltd.	7,400	204,331
Nidec Corp.	108,044	5,483,178
Nintendo Co., Ltd.	158,650	5,939,393
Nippon Electric Glass Co., Ltd.	104,300	1,941,198
Nippon Express Holdings, Inc.	3,800	211,983
Nippon Sanso Holdings Corp.	60,900	1,085,726
Nippon Steel Corp.	72,200	1,613,509
Nippon Yusen KK	416,800	10,833,880
Nishi-Nippon Financial Holdings, Inc.	5,600	47,756
Nissan Motor Co., Ltd.	573,400	2,226,157
Nomura Holdings, Inc.	219,100	902,978
NS United Kaiun Kaisha Ltd.	6,100	197,809
NTT Data Corp.	22,700	314,955
Obic Co., Ltd.	2,300	336,972
Okinawa Electric Power Co., Inc. (The)	51,600	390,227
Okumura Corp.	45,100	1,087,930
ORIX Corp.	159,400	2,856,927
Osaka Gas Co., Ltd.	96,300	1,564,234
Pigeon Corp.	23,400	360,956
Press Kogyo Co., Ltd.	64,300	226,612
Qol Holdings Co., Ltd.	27,500	240,512
Renesas Electronics Corp.(a)	58,900	760,841
Ricoh Co., Ltd.	104,200	809,522
Rohm Co., Ltd.	3,600	277,246
San-Ai Obbli Co., Ltd.	38,500	394,714
Sanshin Electronics Co., Ltd.	4,600	87,040
SCSK Corp.	15,000	217,651
Seikitokyu Kogyo Co., Ltd.	83,600	511,331
Common Stocks (continued)
Issuer	Shares	Value ($)
Seiko Epson Corp.	176,800	2,437,666
Seino Holdings Corp.	12,100	124,899
Shikoku Electric Power Co., Inc.	86,700	464,673
Shimadzu Corp.	4,000	115,516
Shimano, Inc.	47,733	7,422,483
Shin-Etsu Chemical Co., Ltd.	49,600	6,876,106
Shiseido Co., Ltd.	212,847	9,807,474
SMC Corp.	17,888	9,092,583
Sojitz Corp.	114,500	2,198,140
Sompo Holdings, Inc.	74,900	3,215,540
Sony Group Corp.	148,323	12,402,248
Starzen Co., Ltd.	2,300	37,048
Sumco Corp.	453,200	6,253,446
Sumitomo Chemical Co., Ltd.	193,000	676,271
Sumitomo Heavy Industries Ltd.	4,100	96,526
Sumitomo Mitsui Financial Group, Inc.	227,200	9,922,702
Sumitomo Pharma Co., Ltd.	6,400	40,071
Suntory Beverage & Food Ltd.	44,100	1,546,986
Suzuken Co., Ltd.	64,600	1,631,319
Taisho Pharmaceutical Holdings Co., Ltd.	4,800	189,230
Takara Standard Co., Ltd.	6,700	70,795
Takeda Pharmaceutical Co., Ltd.	480,400	14,807,994
Tama Home Co., Ltd.	56,800	1,416,635
Teijin Ltd.	149,900	1,557,549
Tokuyama Corp.	4,400	70,141
Tokyo Electric Power Co. Holdings, Inc.(a)	81,300	269,372
Tokyo Electron Ltd.	42,100	14,444,596
Tokyo Gas Co., Ltd.	203,300	3,921,140
Tokyo Steel Manufacturing Co., Ltd.	5,000	55,262
Toray Industries, Inc.	530,900	3,039,623
Tosoh Corp.	6,600	89,821
Toyo Seikan Group Holdings Ltd.	23,900	311,007
Toyota Tsusho Corp.	10,600	432,305
Trend Micro, Inc.	3,500	164,572
Tsubakimoto Chain Co.	6,200	145,239
Wakita & Co., Ltd.	14,700	121,681
Yamaichi Electronics Co., Ltd.	6,800	91,441
Yamazen Corp.	42,900	329,816
Yokogawa Electric Corp.	18,400	274,809

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Yuasa Trading Co., Ltd.	14,000	376,076
Total		361,626,956
Jersey 0.0%
Glencore PLC, ADR	7,458	88,452
Luxembourg 0.0%
ArcelorMittal, Registered Shares	9,034	273,278
Tenaris SA	45,374	746,500
Total		1,019,778
Netherlands 6.6%
Adyen NV(a)	5,690	8,065,177
Akzo Nobel NV	232,311	16,994,696
ArcelorMittal SA	178,474	5,355,903
ASML Holding NV	52,984	32,657,037
ASML Holding NV	5,296	3,271,498
ASR Nederland NV	18,633	848,004
EXOR NV(a)	87,714	7,237,669
IMCD NV	99,854	15,806,015
ING Groep NV	946,283	13,243,345
Iveco Group NV(a)	101,464	957,831
Just Eat Takeaway.com NV(a)	46,217	1,001,783
Koninklijke Philips NV	784,699	12,811,616
NN Group NV, ADR	14,369	289,823
Prosus NV(a)	79,128	5,672,625
SBM Offshore NV	3,515	51,437
Shell PLC	442,757	13,410,393
Shell PLC	72,724	2,210,077
Stellantis NV	381,518	6,649,622
Stellantis NV	198,845	3,478,654
Wolters Kluwer NV, ADR	2,199	254,051
Total		150,267,256
Norway 0.7%
Aker BP ASA	16,962	455,271
Aker Carbon Capture ASA(a)	3,288,146	4,937,308
Equinor ASA	52,687	1,612,926
Equinor ASA, ADR	96,750	2,951,842
Norsk Hydro ASA	64,690	470,863
Yara International ASA	94,485	4,491,705
Total		14,919,915
Common Stocks (continued)
Issuer	Shares	Value ($)
Panama 0.3%
Copa Holdings SA, Class A(a)	80,801	7,461,972
Portugal 0.0%
Galp Energia SGPS SA	18,095	220,750
Jeronimo Martins SGPS SA	14,252	292,536
Sonae SGPS SA	361,654	396,248
Total		909,534
Russian Federation —%
Gazprom PJSC(b),(c),(e)	1,247,200	0
Lukoil PJSC(b),(c),(e)	31,251	—
Magnit PJSC(a),(b),(c),(e)	63,585	—
MMC Norilsk Nickel PJSC(b),(c),(e)	20,201	—
MMC Norilsk Nickel PJSC, ADR(a),(b),(c),(e)	5	—
Rosneft Oil Co. PJSC(b),(c),(e)	563,548	0
Sberbank of Russia PJSC(a),(b),(c),(e),(f)	436,630	0
Total		0
Singapore 0.0%
Yangzijiang Shipbuilding Holdings Ltd.	746,500	714,251
South Africa 0.4%
Discovery Ltd.(a)	1,148,094	9,361,670
South Korea 2.7%
Coupang, Inc.(a)	364,506	5,653,488
Hana Financial Group, Inc.	44,584	1,529,110
Kia Motors Corp.	1,493	84,847
NHN Corp.(a)	13,915	304,399
Samsung Electronics Co., Ltd.	593,925	27,174,994
Samsung Electronics Co., Ltd. GDR	12,869	14,727,499
SK Hynix, Inc.	186,938	12,634,165
Total		62,108,502
Spain 3.5%
Aena SME SA(a)	89,760	13,886,467
Amadeus IT Group SA, Class A(a)	477,584	30,031,867
Banco Bilbao Vizcaya Argentaria SA	282,661	2,197,134
Banco Bilbao Vizcaya Argentaria SA, ADR	37,847	293,693
Banco Santander SA	780,667	3,073,804
Banco Santander SA, ADR	86,717	339,064
CaixaBank SA	387,739	1,664,902
Iberdrola SA	710,796	8,148,162

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	11

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Industria de Diseno Textil SA	427,850	13,180,675
Mapfre SA	150,458	322,792
Repsol SA	317,486	5,020,992
Repsol SA, ADR	4,279	67,929
Telefonica SA	510,253	2,081,567
Total		80,309,048
Sweden 2.3%
Atlas Copco AB, Class B	1,317,872	13,883,123
Electrolux AB	65,640	794,292
Epiroc AB, Class B	673,019	11,072,457
Essity AB, Class B	112,482	3,033,932
H & M Hennes & Mauritz AB	191,402	2,411,740
MIPS AB	81,783	3,683,191
SSAB AB, Class B	516,664	3,534,194
Swedbank AB, Class A	351,358	7,179,137
Tele2 AB, Class B	81,057	745,060
Telia Co. AB	2,252,687	5,817,306
Total		52,154,432
Switzerland 6.3%
Baloise Holding AG, Registered Shares	544	90,591
Cie Financiere Richemont SA, Class A, Registered Shares	141,495	21,379,378
Kuehne & Nagel International AG	22,413	5,738,567
Nestlé SA, Registered Shares	133,948	15,092,008
Novartis AG, Registered Shares	388,564	32,701,595
Roche Holding AG, Genusschein Shares	126,218	36,393,570
Swatch Group AG (The)	15,549	5,410,975
Swatch Group AG (The), Registered Shares	944	60,134
Swiss Life Holding AG, Registered Shares	3,595	2,163,298
Swiss Re AG	116,463	12,166,619
Wizz Air Holdings PLC(a)	94,700	2,931,062
Zurich Insurance Group AG	17,319	8,215,325
Total		142,343,122
Taiwan 1.1%
Evergreen Marine Corp. Taiwan Ltd.	130,800	668,419
Sea Ltd. ADR(a)	52,972	3,310,220
Taiwan Semiconductor Manufacturing Co., Ltd.	1,338,400	22,142,350
Total		26,120,989
Common Stocks (continued)
Issuer	Shares	Value ($)
Turkey 0.5%
Borusan Yatirim ve Pazarlama AS	7,388	335,384
Dogus Otomotiv Servis ve Ticaret AS	5,863	52,447
Haci Omer Sabanci Holding AS	924,263	2,132,538
KOC Holding AS	380,488	1,558,493
TAV Havalimanlari Holding AS(a)	62,801	249,159
Torunlar Gayrimenkul Yatirim Ortakligi AS(a)	211,603	173,565
Turk Hava Yollari AO(a)	741,496	5,633,990
Turkiye Garanti Bankasi AS	619,004	761,801
Turkiye Is Bankasi AS	1,781,340	1,069,051
Turkiye Sinai Kalkinma Bankasi AS(a)	307,733	64,541
Total		12,030,969
United Kingdom 12.4%
Anglo American PLC	166,636	5,758,063
AstraZeneca PLC	130,281	16,972,760
Barclays Bank PLC	8,041,895	16,876,627
Barclays Bank PLC, ADR	272,611	2,306,289
BP PLC	2,060,032	13,537,568
BP PLC, ADR	339,577	13,447,249
British American Tobacco PLC	148,586	5,623,355
British American Tobacco, ADR	141,195	5,373,882
Compass Group PLC	646,869	14,943,843
Experian PLC	323,445	10,904,668
GSK PLC	664,871	11,389,853
GSK PLC, ADR	232,055	7,952,525
Lloyds Banking Group PLC, ADR	59,638	150,884
Oxford Nanopore Technologies PLC(a)	1,013,579	2,546,590
Prudential PLC	1,553,120	23,736,256
Reckitt Benckiser Group PLC	345,099	23,944,700
RELX PLC	390,917	11,788,296
RELX PLC	269,450	8,131,534
Rio Tinto PLC	434,978	29,850,172
Rolls-Royce Holdings PLC(a)	23,517,603	40,974,704
Smith & Nephew PLC, ADR	22,303	637,197
Unilever PLC	325,231	16,192,444
Total		283,039,459

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 0.4%
Diversified Energy Co. PLC	74,249	93,061
Spotify Technology SA(a)	44,122	5,131,389
Tenaris SA, ADR	92,304	3,046,955
Total		8,271,405
Total Common Stocks (Cost $1,928,802,835)		2,104,999,345

Exchange-Traded Equity Funds 0.2%
	Shares	Value ($)
United States 0.2%
iShares MSCI EAFE ETF	21,799	1,511,761
iShares MSCI Eurozone ETF	50,967	2,221,142
Total		3,732,903
Total Exchange-Traded Equity Funds (Cost $3,427,876)		3,732,903

Preferred Stocks 1.0%
Issuer	Shares	Value ($)
Brazil 0.2%
Petroleo Brasileiro SA	783,100	3,823,174
Germany 0.8%
BMW AG	2,878	272,593
Henkel AG & Co. KGaA	111,078	8,080,743
Porsche Automobil Holding SE	10,386	589,497
Preferred Stocks (continued)
Issuer	Shares	Value ($)
Volkswagen AG	67,423	9,177,999
Total		18,120,832
Total Preferred Stocks (Cost $21,392,946)		21,944,006

Warrants 0.0%
Issuer	Shares	Value ($)
Switzerland 0.0%
Cie Financiere Richemont SA(a)	43,768	51,117
Total Warrants (Cost $11,703)		51,117

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(g),(h)	19,278,880	19,271,168
Total Money Market Funds (Cost $19,269,697)		19,271,168
Total Investments in Securities (Cost $1,972,905,057)		2,149,998,539
Other Assets & Liabilities, Net		128,541,138
Net Assets		$2,278,539,677

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2023, the total value of these securities amounted to $171,295, which represents 0.01% of total net assets.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At February 28, 2023, the total value of these securities amounted to $133,656, which represents 0.01% of total net assets.
(e)	Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At February 28, 2023, the total market value of these securities amounted to $0, which represents less than 0.01% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Gazprom PJSC	11/11/2020-06/10/2021	1,247,200	3,820,620	—
Lukoil PJSC	03/30/2020-12/29/2021	31,251	2,094,074	—
Magnit PJSC	05/23/2018-11/22/2021	63,585	5,002,872	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	13

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments  (continued)
Security	Acquisition Dates	Shares	Cost ($)	Value ($)
MMC Norilsk Nickel PJSC	08/07/2019-11/22/2021	20,201	4,978,804	—
MMC Norilsk Nickel PJSC, ADR	08/07/2019-11/22/2021	5	123	—
Rosneft Oil Co. PJSC	03/31/2020-03/16/2021	563,548	3,458,257	—
Sberbank of Russia PJSC	03/29/2021-04/08/2021	436,630	1,642,454	—
			20,997,204	—

(f)	On May 25, 2022, the Office of Foreign Assets Control (OFAC) license permitting the holding of the Sberbank position expired, and the position is now considered blocked property. As such the security has been segregated on the Fund’s books and records and cannot be sold or transferred at this time.
(g)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(h)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	72,917,032	215,086,541	(268,728,130)	(4,275)	19,271,168	14,284	794,594	19,278,880
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Argentina	30,770,840	—	—	30,770,840
Australia	—	11,398,764	—	11,398,764
Austria	—	4,336,047	—	4,336,047
Belgium	—	22,600,256	—	22,600,256
Brazil	12,507,161	—	—	12,507,161
Canada	52,490,869	—	171,295	52,662,164
China	6,617,119	44,304,247	—	50,921,366
Denmark	—	39,303,361	—	39,303,361
Finland	—	18,256,497	—	18,256,497
France	17,459,309	233,650,772	—	251,110,081
Germany	5,435,700	191,010,440	—	196,446,140
Hong Kong	2,482,251	42,395,419	—	44,877,670
Ireland	38,934,734	28,505,973	—	67,440,707
Israel	—	1,291,388	—	1,291,388
Italy	2,167,895	86,161,298	—	88,329,193
Japan	467,564	361,159,392	—	361,626,956
Jersey	—	88,452	—	88,452
Luxembourg	273,278	746,500	—	1,019,778
Netherlands	3,271,498	146,995,758	—	150,267,256
Norway	2,951,842	11,968,073	—	14,919,915
Panama	7,461,972	—	—	7,461,972
Portugal	—	909,534	—	909,534
Russian Federation	—	—	0*	0*
Singapore	—	714,251	—	714,251
South Africa	—	9,361,670	—	9,361,670
South Korea	5,653,488	56,455,014	—	62,108,502
Spain	632,757	79,676,291	—	80,309,048
Sweden	—	52,154,432	—	52,154,432
Switzerland	—	142,343,122	—	142,343,122
Taiwan	3,310,220	22,810,769	—	26,120,989
Turkey	—	12,030,969	—	12,030,969
United Kingdom	29,868,026	253,171,433	—	283,039,459
United States	8,178,344	93,061	—	8,271,405
Total Common Stocks	230,934,867	1,873,893,183	171,295	2,104,999,345
Exchange-Traded Equity Funds	3,732,903	—	—	3,732,903
Preferred Stocks
Brazil	3,823,174	—	—	3,823,174
Germany	—	18,120,832	—	18,120,832
Total Preferred Stocks	3,823,174	18,120,832	—	21,944,006
Warrants
Switzerland	—	51,117	—	51,117
Total Warrants	—	51,117	—	51,117
Money Market Funds	19,271,168	—	—	19,271,168
Total Investments in Securities	257,762,112	1,892,065,132	171,295	2,149,998,539

*	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	15

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,953,635,360)	$2,130,727,371
Affiliated issuers (cost $19,269,697)	19,271,168
Cash	6,750
Foreign currency (cost $226,771)	227,827
Receivable for:
Investments sold	119,553,758
Capital shares sold	2,109,985
Dividends	3,533,802
Foreign tax reclaims	7,179,480
Prepaid expenses	17,579
Trustees’ deferred compensation plan	47,031
Other assets	34,202
Total assets	2,282,708,953
Liabilities
Payable for:
Investments purchased	556,611
Capital shares purchased	3,008,950
Management services fees	49,293
Transfer agent fees	288,723
Compensation of board members	35,112
Compensation of chief compliance officer	211
Other expenses	183,345
Trustees’ deferred compensation plan	47,031
Total liabilities	4,169,276
Net assets applicable to outstanding capital stock	$2,278,539,677
Represented by
Paid in capital	2,258,175,679
Total distributable earnings (loss)	20,363,998
Total - representing net assets applicable to outstanding capital stock	$2,278,539,677
Institutional Class
Net assets	$2,278,537,033
Shares outstanding	215,050,578
Net asset value per share	$10.60
Institutional 3 Class
Net assets	$2,644
Shares outstanding	249
Net asset value per share	$10.62
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	17

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$20,745,414
Dividends — affiliated issuers	794,594
Foreign taxes withheld	(1,944,028)
Total income	19,595,980
Expenses:
Management services fees	8,809,697
Transfer agent fees
Institutional Class	1,769,324
Compensation of board members	24,720
Custodian fees	149,722
Printing and postage fees	121,379
Registration fees	51,994
Audit fees	17,720
Legal fees	21,191
Interest on interfund lending	1,587
Compensation of chief compliance officer	211
Other	110,956
Total expenses	11,078,501
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(61,681)
Total net expenses	11,016,820
Net investment income	8,579,160
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(59,548,452)
Investments — affiliated issuers	14,284
Foreign currency translations	(423,227)
Net realized loss	(59,957,395)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	393,886,402
Investments — affiliated issuers	(4,275)
Foreign currency translations	530,986
Net change in unrealized appreciation (depreciation)	394,413,113
Net realized and unrealized gain	334,455,718
Net increase in net assets resulting from operations	$343,034,878
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$8,579,160	$56,311,926
Net realized loss	(59,957,395)	(52,434,209)
Net change in unrealized appreciation (depreciation)	394,413,113	(702,781,171)
Net increase (decrease) in net assets resulting from operations	343,034,878	(698,903,454)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(53,998,519)	(90,994,416)
Institutional 3 Class	(64)	(100)
Total distributions to shareholders	(53,998,583)	(90,994,516)
Increase (decrease) in net assets from capital stock activity	(247,254,689)	495,046,513
Total increase (decrease) in net assets	41,781,606	(294,851,457)
Net assets at beginning of period	2,236,758,071	2,531,609,528
Net assets at end of period	$2,278,539,677	$2,236,758,071

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Subscriptions	12,552,806	122,700,936	78,383,736	910,675,109
Distributions reinvested	5,526,972	53,998,519	7,919,444	90,994,416
Redemptions	(41,947,740)	(423,954,144)	(47,240,328)	(506,623,012)
Net increase (decrease)	(23,867,962)	(247,254,689)	39,062,852	495,046,513
Total net increase (decrease)	(23,867,962)	(247,254,689)	39,062,852	495,046,513
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$9.36	0.04	1.44	1.48	(0.24)	—	(0.24)
Year Ended 8/31/2022	$12.67	0.24	(3.17)	(2.93)	(0.14)	(0.24)	(0.38)
Year Ended 8/31/2021	$10.02	0.15	2.65	2.80	(0.15)	—	(0.15)
Year Ended 8/31/2020	$9.06	0.11	1.10	1.21	(0.25)	—	(0.25)
Year Ended 8/31/2019	$9.67	0.23	(0.77)	(0.54)	(0.07)	—	(0.07)
Year Ended 8/31/2018(f)	$10.00	0.04	(0.37)	(0.33)	—	—	—
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$9.39	0.05	1.44	1.49	(0.26)	—	(0.26)
Year Ended 8/31/2022	$12.69	0.26	(3.16)	(2.90)	(0.16)	(0.24)	(0.40)
Year Ended 8/31/2021	$10.05	0.17	2.63	2.80	(0.16)	—	(0.16)
Year Ended 8/31/2020(g)	$10.04	0.10	(0.09)(h)	0.01	—	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional Class shares commenced operations on May 17, 2018. Per share data and total return reflect activity from that date.
(g)	Institutional 3 Class shares commenced operations on December 18, 2019. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional Class
Six Months Ended 2/28/2023 (Unaudited)	$10.60	16.04%	0.99%(c),(d)	0.98%(c),(d)	0.77%(c)	17%	$2,278,537
Year Ended 8/31/2022	$9.36	(23.66%)	0.96%(d)	0.96%(d)	2.20%	59%	$2,236,756
Year Ended 8/31/2021	$12.67	28.10%	0.99%(d)	0.99%(d)	1.24%	82%	$2,531,606
Year Ended 8/31/2020	$10.02	13.34%	1.00%(d),(e)	0.98%(d),(e)	1.22%	89%	$2,045,267
Year Ended 8/31/2019	$9.06	(5.53%)	1.02%(d)	1.02%(d)	2.54%	63%	$1,901,132
Year Ended 8/31/2018(f)	$9.67	(3.30%)	1.05%(c)	1.05%(c)	1.51%(c)	17%	$2,043,274
Institutional 3 Class
Six Months Ended 2/28/2023 (Unaudited)	$10.62	16.06%	0.83%(c),(d)	0.83%(c),(d)	0.93%(c)	17%	$3
Year Ended 8/31/2022	$9.39	(23.42%)	0.80%(d)	0.80%(d)	2.34%	59%	$2
Year Ended 8/31/2021	$12.69	28.07%	0.83%(d)	0.81%(d)	1.43%	82%	$3
Year Ended 8/31/2020(g)	$10.05	0.10%	0.86%(c),(d)	0.84%(c),(d)	1.57%(c)	89%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	21

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Multi-Manager International Equity Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes listed in the Statement of Assets and Liabilities which are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
22	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.67% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended February 28, 2023 was 0.79% of the Fund’s average daily net assets.
24	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Arrowstreet Capital, Limited Partnership, Baillie Gifford Overseas Limited and Causeway Capital Management LLC, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of the investments in the Fund may also vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Institutional Class	0.16
Institutional 3 Class	0.02
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	25

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	January 1, 2023 through December 31, 2023	Prior to January 1, 2023
Institutional Class	0.99%	0.99%
Institutional 3 Class	0.85	0.87
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,972,905,000	314,364,000	(137,270,000)	177,094,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	43,210,363
26	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $368,925,160 and $722,473,063, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,800,000	5.10	4
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	27

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Note 9. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
28	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Multi-Manager International Equity Strategies Fund | Semiannual Report 2023	29

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
30	Multi-Manager International Equity Strategies Fund | Semiannual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager International Equity Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR302_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Overseas SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Overseas SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Overseas SMA Completion Portfolio  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2019
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2019
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2023 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	Life
Overseas SMA Completion Portfolio	09/12/19	14.38	-3.74	4.36
MSCI EAFE Value Index (Net)		15.68	0.61	4.46
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The MSCI EAFE Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free-float adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by MSCI Inc. as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Value Index (Net) which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Overseas SMA Completion Portfolio | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Equity sector breakdown (%) (at February 28, 2023)
Communication Services	6.4
Consumer Discretionary	2.7
Consumer Staples	10.3
Energy	6.8
Financials	32.1
Health Care	3.1
Industrials	14.1
Information Technology	9.1
Materials	6.4
Real Estate	0.9
Utilities	8.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2023)
Australia	3.6
Canada	3.0
China	3.4
Finland	2.7
France	3.7
Germany	4.8
Greece	2.8
Ireland	3.3
Israel	4.5
Japan	19.4
Netherlands	6.8
Norway	2.5
Singapore	7.5
South Korea	2.1
Spain	3.5
Sweden	1.8
Taiwan	3.3
United Kingdom	14.9
United States(a)	6.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Overseas SMA Completion Portfolio | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Overseas SMA Completion Portfolio	1,000.00	1,000.00	1,143.80	1,024.79	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Overseas SMA Completion Portfolio | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.8%
Issuer	Shares	Value ($)
Australia 3.6%
Northern Star Resources Ltd.	27,184	189,726
Canada 3.0%
Alimentation Couche-Tard, Inc.	3,331	156,260
China 3.4%
Guangdong Investment Ltd.	178,000	179,876
Finland 2.7%
UPM-Kymmene OYJ	3,931	142,446
France 3.7%
Eiffage SA	1,781	195,463
Germany 4.8%
Duerr AG	4,439	167,100
E.ON SE	7,717	84,199
Total		251,299
Greece 2.8%
Piraeus Financial Holdings SA(a)	58,514	148,347
Ireland 3.4%
Amarin Corp. PLC, ADR(a)	994	2,018
Bank of Ireland Group PLC	15,840	174,511
Total		176,529
Israel 4.5%
Bank Hapoalim BM	16,737	139,992
Bezeq Israeli Telecommunication Corp., Ltd.	71,769	99,340
Total		239,332
Japan 19.5%
Dai-ichi Life Holdings, Inc.	10,300	219,743
Daiwabo Holdings Co., Ltd.	11,800	182,353
ITOCHU Corp.	1,700	50,814
Kinden Corp.	6,800	76,350
MatsukiyoCocokara & Co.	5,300	246,297
Mebuki Financial Group, Inc.	26,200	70,430
Ship Healthcare Holdings, Inc.	7,300	131,757
Takuma Co., Ltd.	4,800	48,332
Total		1,026,076
Common Stocks (continued)
Issuer	Shares	Value ($)
Netherlands 6.8%
ABN AMRO Bank NV	3,769	66,508
ASR Nederland NV	6,406	291,543
Total		358,051
Norway 2.5%
Leroy Seafood Group ASA	26,224	130,037
Singapore 7.5%
BW LPG Ltd.	12,838	112,305
Venture Corp., Ltd.	22,300	283,982
Total		396,287
South Korea 2.1%
Hyundai Home Shopping Network Corp.	724	28,188
Youngone Corp.(a)	2,599	83,682
Total		111,870
Spain 3.6%
Endesa SA	7,769	152,350
Tecnicas Reunidas SA(a)	3,002	34,395
Total		186,745
Sweden 1.8%
Samhallsbyggnadsbolaget i Norden AB	27,684	45,173
Stillfront Group AB(a)	27,911	51,382
Total		96,555
Taiwan 3.4%
Fubon Financial Holding Co., Ltd.	90,195	176,369
United Kingdom 14.9%
BT Group PLC	105,782	177,339
Crest Nicholson Holdings PLC	8,650	25,420
DCC PLC	3,376	187,491
John Wood Group PLC(a)	13,470	31,667
Just Group PLC	156,773	165,003
TP Icap Group PLC	85,511	198,514
Total		785,434
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Overseas SMA Completion Portfolio | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 3.8%
Diversified Energy Co. PLC	139,105	174,350
Insmed, Inc.(a)	1,099	22,398
Quotient Ltd.(a)	41	2
Sage Therapeutics, Inc.(a)	132	5,496
Total		202,246
Total Common Stocks (Cost $5,014,525)		5,148,948

Money Market Funds 2.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	134,117	134,063
Total Money Market Funds (Cost $134,056)		134,063
Total Investments in Securities (Cost $5,148,581)		5,283,011
Other Assets & Liabilities, Net		(18,431)
Net Assets		$5,264,580

At February 28, 2023, securities and/or cash totaling $3,407 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index	1	03/2023	USD	102,330	3,423	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	223,418	1,017,367	(1,106,729)	7	134,063	9	3,262	134,117
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	189,726	—	189,726
Canada	156,260	—	—	156,260
China	—	179,876	—	179,876
Finland	—	142,446	—	142,446
France	—	195,463	—	195,463
Germany	—	251,299	—	251,299
Greece	—	148,347	—	148,347
Ireland	2,018	174,511	—	176,529
Israel	—	239,332	—	239,332
Japan	—	1,026,076	—	1,026,076
Netherlands	—	358,051	—	358,051
Norway	—	130,037	—	130,037
Singapore	—	396,287	—	396,287
South Korea	—	111,870	—	111,870
Spain	—	186,745	—	186,745
Sweden	—	96,555	—	96,555
Taiwan	—	176,369	—	176,369
United Kingdom	—	785,434	—	785,434
United States	27,894	174,352	—	202,246
Total Common Stocks	186,172	4,962,776	—	5,148,948
Money Market Funds	134,063	—	—	134,063
Total Investments in Securities	320,235	4,962,776	—	5,283,011
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Overseas SMA Completion Portfolio | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Derivatives
Asset
Futures Contracts	3,423	—	—	3,423
Total	323,658	4,962,776	—	5,286,434
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2023	9

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,014,525)	$5,148,948
Affiliated issuers (cost $134,056)	134,063
Margin deposits on:
Futures contracts	3,407
Receivable for:
Dividends	4,274
Foreign tax reclaims	10,700
Expense reimbursement due from Investment Manager	319
Prepaid expenses	1,284
Trustees’ deferred compensation plan	6,587
Total assets	5,309,582
Liabilities
Payable for:
Variation margin for futures contracts	805
Transfer agent fees	9
Compensation of board members	13,045
Compensation of chief compliance officer	1
Audit fees	13,941
State registration fees	6,891
Other expenses	3,723
Trustees’ deferred compensation plan	6,587
Total liabilities	45,002
Net assets applicable to outstanding capital stock	$5,264,580
Represented by
Paid in capital	5,829,582
Total distributable earnings (loss)	(565,002)
Total - representing net assets applicable to outstanding capital stock	$5,264,580
Shares outstanding	433,015
Net asset value per share	12.16
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Overseas SMA Completion Portfolio | Semiannual Report 2023

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$53,627
Dividends — affiliated issuers	3,262
Foreign taxes withheld	(5,806)
Total income	51,083
Expenses:
Transfer agent fees	151
Compensation of board members	8,782
Custodian fees	7,425
Printing and postage fees	2,751
Registration fees	14,801
Audit fees	15,886
Legal fees	6,195
Interest on interfund lending	81
Other	2,407
Total expenses	58,479
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(58,398)
Total net expenses	81
Net investment income	51,002
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(168,683)
Investments — affiliated issuers	9
Foreign currency translations	(1,087)
Futures contracts	3,777
Net realized loss	(165,984)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	773,183
Investments — affiliated issuers	7
Foreign currency translations	637
Futures contracts	12,818
Net change in unrealized appreciation (depreciation)	786,645
Net realized and unrealized gain	620,661
Net increase in net assets resulting from operations	$671,663
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2023	11

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$51,002	$244,520
Net realized loss	(165,984)	(431,230)
Net change in unrealized appreciation (depreciation)	786,645	(1,905,004)
Net increase (decrease) in net assets resulting from operations	671,663	(2,091,714)
Distributions to shareholders
Net investment income and net realized gains	(201,999)	(487,293)
Total distributions to shareholders	(201,999)	(487,293)
Decrease in net assets from capital stock activity	(128,097)	(520,215)
Total increase (decrease) in net assets	341,567	(3,099,222)
Net assets at beginning of period	4,923,013	8,022,235
Net assets at end of period	$5,264,580	$4,923,013

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	39,304	462,609	189,016	2,457,612
Distributions reinvested	17,519	201,999	36,122	487,293
Redemptions	(69,489)	(792,705)	(292,218)	(3,465,120)
Total net decrease	(12,666)	(128,097)	(67,080)	(520,215)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Overseas SMA Completion Portfolio | Semiannual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31,
		2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$11.05	$15.65	$12.14	$12.00
Income from investment operations:
Net investment income	0.12	0.45	0.41	0.31
Net realized and unrealized gain (loss)	1.44	(4.10)	3.30	0.01
Total from investment operations	1.56	(3.65)	3.71	0.32
Less distributions to shareholders from:
Net investment income	(0.45)	(0.51)	(0.19)	(0.18)
Net realized gains	—	(0.44)	(0.01)	—
Total distributions to shareholders	(0.45)	(0.95)	(0.20)	(0.18)
Net asset value, end of period	$12.16	$11.05	$15.65	$12.14
Total return	14.38%	(24.44%)	30.77%	2.57%
Ratios to average net assets
Total gross expenses(b)	2.36%(c),(d)	1.60%(e),(f)	1.73%	5.92%(c)
Total net expenses(b),(g)	0.00%(c),(d),(h)	0.00%(e),(f)	0.00%(h)	0.00%(c),(h)
Net investment income	2.06%(c)	3.39%	2.81%	2.79%(c)
Supplemental data
Portfolio turnover	19%	53%	33%	47%
Net assets, end of period (in thousands)	$5,265	$4,923	$8,022	$2,296

Notes to Financial Highlights
(a)	The Fund commenced operations on September 12, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	Ratios include interest on collateral expense which is less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(h)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
Overseas SMA Completion Portfolio | Semiannual Report 2023	13

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Overseas SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
14	Overseas SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA
Overseas SMA Completion Portfolio | Semiannual Report 2023	15

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
16	Overseas SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,423*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	3,777

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	12,818
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	150,155

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported,
Overseas SMA Completion Portfolio | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
18	Overseas SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
Overseas SMA Completion Portfolio | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2023, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
5,149,000	649,000	(512,000)	137,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
—	487,433
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
20	Overseas SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $928,164 and $1,059,684, respectively, for the six months ended February 28, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended February 28, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	4.85	2
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
Overseas SMA Completion Portfolio | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve heightened risks relative to investments in U.S. securities. Investing in foreign securities subjects the Fund to the risks associated with the issuer’s country of organization and places of business operations, including risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may be more volatile and less liquid than U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified. The financial information and disclosure made available by issuers of emerging market securities may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
Geographic focus risk
The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in
22	Overseas SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s net asset value may be more volatile than the net asset value of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 28, 2023, two unaffiliated shareholders of record owned 55.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 44.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Overseas SMA Completion Portfolio | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
24	Overseas SMA Completion Portfolio | Semiannual Report 2023

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Overseas SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
SAR307_08_N01_(04/23)

Semiannual Report
February 28, 2023 (Unaudited)
Multisector Bond SMA Completion Portfolio
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Multisector Bond SMA Completion Portfolio (the Fund) mails one shareholder report to each shareholder address, unless such shareholder elected to receive shareholder reports from the Fund electronically. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investment-products/managed-accounts/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investment-products/managed-accounts/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investment-products/managed-accounts/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multisector Bond SMA Completion Portfolio  |  Semiannual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.
The Fund is intended to be used as part of a broader separately managed account (SMA) program. The objective of the Fund is intended to be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment.
Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2019
Jason Callan
Portfolio Manager
Managed Fund since 2019
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021
Average annual total returns (%) (for the period ended February 28, 2023)
	Inception	6 Months cumulative	1 Year	Life
Multisector Bond SMA Completion Portfolio	10/29/19	7.59	2.26	2.51
Bloomberg U.S. Aggregate Bond Index		-2.13	-9.72	-2.15
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investment-products/managed-accounts/ or calling 800.345.6611.
The Fund is only offered to SMA clients as described in the Fund’s prospectus. The Fund’s performance does not reflect any payments to SMA program sponsors or the Investment Manager of any applicable fees by clients in SMA programs and will differ from the performance of a participant’s overall SMA. For more information about your SMA’s performance, please contact your SMA program sponsor or financial intermediary.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	3

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at February 28, 2023)
Money Market Funds(a)	26.2
Residential Mortgage-Backed Securities - Agency	50.0
Treasury Bills	23.8
Total	100.0

(a)	Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments and the derivative instruments discussion in Note 2 to the Notes to Financial Statements.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at February 28, 2023)
AAA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at February 28, 2023)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	154.2	(54.2)	100.0
Total Notional Market Value of Derivative Contracts	154.2	(54.2)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.

4	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2022 — February 28, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Multisector Bond SMA Completion Portfolio	1,000.00	1,000.00	1,075.90	1,024.84	(0.05)	(0.05)	(0.01)	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the Fund plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	5

Portfolio of Investments
February 28, 2023 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Residential Mortgage-Backed Securities - Agency 90.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(a)
03/13/2053	3.500%	400,000	364,094
03/13/2053	4.000%	750,000	703,945
03/13/2053	4.500%	500,000	481,719
03/13/2053	5.000%	500,000	491,484
Total Residential Mortgage-Backed Securities - Agency (Cost $2,078,249)			2,041,242

Treasury Bills 43.1%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 43.1%
U.S. Treasury Bills
10/05/2023	4.850%	1,000,000	971,700
Total Treasury Bills (Cost $973,507)			971,700
Money Market Funds 47.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.748%(b),(c)	1,070,370	1,069,942
Total Money Market Funds (Cost $1,069,682)		1,069,942
Total Investments in Securities (Cost: $4,121,438)		4,082,884
Other Assets & Liabilities, Net		(1,830,230)
Net Assets		2,252,654
At February 28, 2023, securities and/or cash totaling $288,014 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	7	06/2023	USD	781,594	696	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(5)	06/2023	USD	(1,018,633)	2,216	—
U.S. Treasury Ultra Bond	(1)	06/2023	USD	(135,063)	225	—
Total					2,441	—

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX Emerging Markets Index, Series 38	Morgan Stanley	12/20/2027	1.000	Quarterly	2.405	USD	1,000,000	21,284	—	—	21,284	—
Markit CDX North America High Yield Index, Series 39	Morgan Stanley	12/20/2027	5.000	Quarterly	4.596	USD	1,500,000	95,356	—	—	95,356	—
Total								116,640	—	—	116,640	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents a security purchased on a when-issued basis.
(b)	The rate shown is the seven-day current annualized yield at February 28, 2023.
(c)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the period ended February 28, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.748%
	2,543,132	2,385,928	(3,859,133)	15	1,069,942	223	25,869	1,070,370
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	7

Portfolio of Investments  (continued)
February 28, 2023 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Residential Mortgage-Backed Securities - Agency	—	2,041,242	—	2,041,242
Treasury Bills	—	971,700	—	971,700
Money Market Funds	1,069,942	—	—	1,069,942
Total Investments in Securities	1,069,942	3,012,942	—	4,082,884
Investments in Derivatives
Asset
Futures Contracts	3,137	—	—	3,137
Swap Contracts	—	116,640	—	116,640
Total	1,073,079	3,129,582	—	4,202,661
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Statement of Assets and Liabilities
February 28, 2023 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,051,756)	$3,012,942
Affiliated issuers (cost $1,069,682)	1,069,942
Margin deposits on:
Futures contracts	9,737
Swap contracts	278,277
Receivable for:
Dividends	3,765
Interest	3,050
Variation margin for futures contracts	539
Variation margin for swap contracts	87
Expense reimbursement due from Investment Manager	378
Prepaid expenses	1,281
Trustees’ deferred compensation plan	5,567
Total assets	4,385,565
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	2,081,298
Variation margin for swap contracts	681
Transfer agent fees	24
Compensation of board members	13,101
Other expenses	32,240
Trustees’ deferred compensation plan	5,567
Total liabilities	2,132,911
Net assets applicable to outstanding capital stock	$2,252,654
Represented by
Paid in capital	3,590,222
Total distributable earnings (loss)	(1,337,568)
Total - representing net assets applicable to outstanding capital stock	$2,252,654
Shares outstanding	184,079
Net asset value per share	12.24
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	9

Statement of Operations
Six Months Ended February 28, 2023 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$25,869
Interest	22,274
Total income	48,143
Expenses:
Transfer agent fees	101
Compensation of board members	8,781
Custodian fees	8,714
Printing and postage fees	2,704
Registration fees	18,958
Audit fees	21,401
Legal fees	6,177
Other	2,447
Total expenses	69,283
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(69,361)
Total net expenses	(78)
Net investment income	48,221
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	9,300
Investments — affiliated issuers	223
Futures contracts	(24,570)
Swap contracts	(91,615)
Net realized loss	(106,662)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(18,558)
Investments — affiliated issuers	15
Futures contracts	3,137
Swap contracts	259,493
Net change in unrealized appreciation (depreciation)	244,087
Net realized and unrealized gain	137,425
Net increase in net assets resulting from operations	$185,646
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Statement of Changes in Net Assets
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31, 2022
Operations
Net investment income	$48,221	$368,732
Net realized loss	(106,662)	(1,177,937)
Net change in unrealized appreciation (depreciation)	244,087	(344,448)
Net increase (decrease) in net assets resulting from operations	185,646	(1,153,653)
Distributions to shareholders
Net investment income and net realized gains	(44,401)	(549,674)
Total distributions to shareholders	(44,401)	(549,674)
Decrease in net assets from capital stock activity	(895,543)	(17,569,714)
Total decrease in net assets	(754,298)	(19,273,041)
Net assets at beginning of period	3,006,952	22,279,993
Net assets at end of period	$2,252,654	$3,006,952

	Six Months Ended		Year Ended
	February 28, 2023 (Unaudited)		August 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	—	—	1,212,097	15,118,959
Distributions reinvested	3,674	44,401	44,574	549,674
Redemptions	(79,245)	(939,944)	(2,748,178)	(33,238,347)
Total net decrease	(75,571)	(895,543)	(1,491,507)	(17,569,714)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	11

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Six Months Ended February 28, 2023 (Unaudited)	Year Ended August 31,
		2022	2021	2020 (a)
Per share data
Net asset value, beginning of period	$11.58	$12.72	$11.73	$12.00
Income from investment operations:
Net investment income	0.22	0.21	0.05	0.12
Net realized and unrealized gain (loss)	0.66	(0.99)	0.99	(0.26)
Total from investment operations	0.88	(0.78)	1.04	(0.14)
Less distributions to shareholders from:
Net investment income	(0.22)	(0.27)	(0.05)	(0.13)
Net realized gains	—	(0.09)	—	—
Total distributions to shareholders	(0.22)	(0.36)	(0.05)	(0.13)
Net asset value, end of period	$12.24	$11.58	$12.72	$11.73
Total return	7.59%	(6.21%)	8.91%	(1.16%)
Ratios to average net assets
Total gross expenses(b)	5.43%(c)	0.62%(d)	3.72%(d)	5.21%(c)
Total net expenses(b),(e)	(0.01)%(c),(f)	0.00%(d)	0.00%(d),(g)	0.00%(c)
Net investment income	3.78%(c)	1.66%	0.37%	1.28%(c)
Supplemental data
Portfolio turnover	596%	372%	15%	0%
Net assets, end of period (in thousands)	$2,253	$3,007	$22,280	$2,054

Notes to Financial Highlights
(a)	The Fund commenced operations on October 29, 2019. Per share data and total return reflect activity from that date.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(c)	Annualized.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	8/31/2022	8/31/2021
No Class	0.01%	less than 0.01%

(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(f)	Had indirect expenses been included in the total gross expense ratio, the total net expense ratio would have been 0.00%.
(g)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements
February 28, 2023 (Unaudited)
Note 1. Organization
Multisector Bond SMA Completion Portfolio (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Shares of the Fund may only be purchased and held by or on behalf of separately managed account (SMA) clients.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	13

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a
14	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	15

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or CCP, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
16	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	116,640*
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	3,137*
Total		119,777

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended February 28, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(91,615)	(91,615)
Interest rate risk	(24,570)	—	(24,570)
Total	(24,570)	(91,615)	(116,185)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	259,493	259,493
Interest rate risk	3,137	—	3,137
Total	3,137	259,493	262,630
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended February 28, 2023:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	390,797
Futures contracts — short	576,848
Credit default swap contracts — sell protection	2,750,000

*	Based on the ending quarterly outstanding amounts for the six months ended February 28, 2023.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	17

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2023:
Morgan Stanley ($)
Assets
Centrally cleared credit default swap contracts (a)	87
Liabilities
Centrally cleared credit default swap contracts (a)	681
Total financial and derivative net assets	(594)
Total collateral received (pledged) (b)	(594)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
18	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Determination of net asset value
The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of outstanding shares of that Fund, rounded to the nearest cent, at the close of regular trading (ordinarily 4:00 p.m. Eastern Time) every day the New York Stock Exchange is open.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Tailored Shareholder Reports
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	19

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund does not pay a management fee to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). However, Fund shares may only be purchased and held by or on behalf of SMAs where the Investment Manager has an agreement with the SMA program sponsor (the Program Sponsor), or directly with the SMA client, to provide investment management services to the Program Sponsor or the SMA. SMAs pay a fee directly, or indirectly through Program Sponsors, to the Investment Manager for providing investment management services to the Program Sponsor or the SMA, including on assets that may be invested in the Fund.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. Prior to January 1, 2023, SS&C GIDS was known as DST Asset Manager Solutions, Inc. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
20	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
For the six months ended February 28, 2023, the Fund’s annualized effective transfer agency fee rate as a percentage of average daily net assets was 0.01%.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through December 31, 2023, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the underlying funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 0.00% of the Fund’s average daily net assets.
Under the agreement governing this fee waiver and/or expense reimbursement arrangement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2023, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,121,000	120,000	(38,000)	82,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund will elect to treat the following late-year ordinary losses and post-October capital losses at August 31, 2022 as arising on September 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
3,741	1,312,208
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	21

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,343,854 and $10,203,908, respectively, for the six months ended February 28, 2023, of which $11,343,854 and $10,203,908, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended February 28, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 27, 2022 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 27, 2022 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%.
The Fund had no borrowings during the six months ended February 28, 2023.
22	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Note 9. Significant risks
Completion funds risk
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which the Investment Manager serves as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a differentiated investment strategy. The Fund is intended to be used as part of a broader SMA program. The performance and objectives of the Fund should be evaluated in the context of the broader SMA program. The Fund is not designed to be used as a stand-alone investment. Please contact your SMA program sponsor or financial intermediary for more information.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	23

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter-measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, and limited access to investments in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities
24	Multisector Bond SMA Completion Portfolio | Semiannual Report 2023

Notes to Financial Statements  (continued)
February 28, 2023 (Unaudited)
that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund.
Shareholder concentration risk
At February 28, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Multisector Bond SMA Completion Portfolio | Semiannual Report 2023	25

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Multisector Bond SMA Completion Portfolio
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investment-products/managed-accounts/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2023 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investment-products/managed-accounts/
SAR308_08_N01_(04/23)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	April 21, 2023

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	April 21, 2023

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	April 21, 2023